(2_FIDELITY_LOGOS)FIDELITY'S
TARGETED INTERNATIONAL EQUITY
FUNDS
Fidelity Canada Fund
Fidelity Emerging Markets Fund
Fidelity Europe Fund
Fidelity Europe Capital Appreciation Fund
Fidelity France Fund
Fidelity Germany Fund
Fidelity Hong Kong and China Fund
Fidelity Japan Fund
Fidelity Japan Small Companies Fund
Fidelity Latin America Fund
Fidelity Nordic Fund
Fidelity Pacific Basin Fund
Fidelity Southeast Asia Fund
Fidelity United Kingdom Fund
ANNUAL REPORT
FOR THE YEAR ENDING
OCTOBER 31, 1998
AND
PROSPECTUS
DATED DECEMBER 30, 1998
CONTENTS



MARKET RECAP                               A-4    A REVIEW OF WHAT HAPPENED IN WORLD MARKETS
                                                  DURING THE PAST 12 MONTHS.

CANADA FUND                                A-5    PERFORMANCE
                                           A-6    FUND TALK: THE MANAGER'S OVERVIEW
                                           A-7    INVESTMENT CHANGES
                                           A-8    INVESTMENTS
                                           A-12   FINANCIAL STATEMENTS

EMERGING MARKETS FUND                      A-14   PERFORMANCE
                                           A-15   FUND TALK: THE MANAGER'S OVERVIEW
                                           A-16   INVESTMENT CHANGES
                                           A-17   INVESTMENTS
                                           A-20   FINANCIAL STATEMENTS

EUROPE FUND                                A-22   PERFORMANCE
                                           A-23   FUND TALK: THE MANAGER'S OVERVIEW
                                           A-25   INVESTMENT CHANGES
                                           A-26   INVESTMENTS
                                           A-29   FINANCIAL STATEMENTS

EUROPE CAPITAL APPRECIATION FUND           A-31   PERFORMANCE
                                           A-32   FUND TALK: THE MANAGER'S OVERVIEW
                                           A-33   INVESTMENT CHANGES
                                           A-34   INVESTMENTS
                                           A-37   FINANCIAL STATEMENTS

FRANCE FUND                                A-39   PERFORMANCE
                                           A-40   FUND TALK: THE MANAGER'S OVERVIEW
                                           A-41   INVESTMENT CHANGES
                                           A-42   INVESTMENTS
                                           A-44   FINANCIAL STATEMENTS

GERMANY FUND                               A-46   PERFORMANCE
                                           A-47   FUND TALK: THE MANAGER'S OVERVIEW
                                           A-48   INVESTMENT CHANGES
                                           A-49   INVESTMENTS
                                           A-51   FINANCIAL STATEMENTS

HONG KONG AND CHINA FUND                   A-53   PERFORMANCE
                                           A-54   FUND TALK: THE MANAGER'S OVERVIEW
                                           A-55   INVESTMENT CHANGES
                                           A-56   INVESTMENTS
                                           A-58   FINANCIAL STATEMENTS

JAPAN FUND                                 A-60   PERFORMANCE
                                           A-61   FUND TALK: THE MANAGER'S OVERVIEW
                                           A-62   INVESTMENT CHANGES
                                           A-63   INVESTMENTS
                                           A-66   FINANCIAL STATEMENTS

JAPAN SMALL COMPANIES FUND                 A-68   PERFORMANCE
                                           A-69   FUND TALK: THE MANAGER'S OVERVIEW
                                           A-70   INVESTMENT CHANGES
                                           A-71   INVESTMENTS
                                           A-74   FINANCIAL STATEMENTS

LATIN AMERICA FUND                         A-76   PERFORMANCE
                                           A-77   FUND TALK: THE MANAGER'S OVERVIEW
                                           A-78   INVESTMENT CHANGES
                                           A-79   INVESTMENTS
                                           A-81   FINANCIAL STATEMENTS

NORDIC FUND                                A-83   PERFORMANCE
                                           A-84   FUND TALK: THE MANAGERS' OVERVIEW
                                           A-85   INVESTMENT CHANGES
                                           A-86   INVESTMENTS
                                           A-88   FINANCIAL STATEMENTS

PACIFIC BASIN FUND                         A-90   PERFORMANCE
                                           A-91   FUND TALK: THE MANAGER'S OVERVIEW
                                           A-92   INVESTMENT CHANGES
                                           A-93   INVESTMENTS
                                           A-96   FINANCIAL STATEMENTS

SOUTHEAST ASIA FUND                        A-98   PERFORMANCE
                                           A-99   FUND TALK: THE MANAGER'S OVERVIEW
                                           A-100  INVESTMENT CHANGES
                                           A-101  INVESTMENTS
                                           A-104  FINANCIAL STATEMENTS

UNITED KINGDOM FUND                        A-106  PERFORMANCE
                                           A-107  FUND TALK: THE MANAGER'S OVERVIEW
                                           A-108  INVESTMENT CHANGES
                                           A-109  INVESTMENTS
                                           A-111  FINANCIAL STATEMENTS

NOTES TO FINANCIAL STATEMENTS              A-113  NOTES TO THE FINANCIAL STATEMENTS

REPORT OF INDEPENDENT ACCOUNTANTS          A-117  THE AUDITORS' OPINION

DISTRIBUTIONS                              A-118

FIDELITY'S TARGETED INTERNATIONAL EQUITY   P-1
FUNDS PROSPECTUS


To reduce expenses and demonstrate respect for our environment, we have initiated a project through which we will begin eliminating duplicate copies of most financial reports and prospectuses to most households, even if they have more than one account in the fund.
If additional copies of financial reports, prospectuses or historical account information are needed, please call 1-800-544-6666.
THIS REPORT AND THE FINANCIAL STATEMENTS CONTAINED HEREIN ARE SUBMITTED FOR THE GENERAL INFORMATION OF THE SHAREHOLDERS OF THE FUNDS. THIS REPORT IS NOT AUTHORIZED FOR DISTRIBUTION TO PROSPECTIVE INVESTORS IN THE FUNDS UNLESS PRECEDED OR ACCOMPANIED BY AN EFFECTIVE PROSPECTUS.
MUTUAL FUND SHARES ARE NOT DEPOSITS OR OBLIGATIONS OF, OR GUARANTEED BY, ANY DEPOSITORY INSTITUTION. SHARES ARE NOT INSURED BY THE FDIC, FEDERAL RESERVE BOARD OR ANY OTHER AGENCY, AND ARE SUBJECT TO INVESTMENT RISKS, INCLUDING POSSIBLE LOSS OF PRINCIPAL AMOUNT INVESTED.
NEITHER THE FUNDS NOR FIDELITY DISTRIBUTORS CORPORATION IS A BANK. FOR MORE INFORMATION ON ANY FIDELITY FUND, INCLUDING CHARGES AND EXPENSES, CALL 1-800-544-8888 FOR A FREE PROSPECTUS. READ IT CAREFULLY BEFORE YOU INVEST OR SEND MONEY.
MARKET RECAP


The specter of a slowing world economy cast dark shadows across many global markets during the 12-month period ending October 31, 1998. With Asia continuing its tailspin, emerging markets in crisis, and even the U.S. and Europe approaching bear-market levels, the economic forecast by summer's end was anything but bright. Fortunately, thanks in part to the intervention of international economic organizations, most global markets weathered the storm and were on their way to recovery by period's end.
EUROPE: Until late July, European stock markets benefited from expectations of strong corporate profit growth, improved economic prospects and strong inflows into mutual funds. Between late July and early October, however, investors' earlier optimism was scuttled by concerns that profits would not be as strong as expected due to recession in Japan and elsewhere in Asia. Another huge shove toward a pessimistic outlook occurred when Russia devalued the ruble in August and defaulted on loans. This set off a crisis of confidence in emerging markets, leading investors to seek safer havens in conservative and liquid investments over equities. The European markets suffered a steep decline, but, along with the U.S. market, began to recover in October when the U.S. Federal Reserve Board cut interest rates for a second time. For the 12-month period, the Morgan Stanley Europe Index returned 23.39%. On January 1, 1999, 11 countries of the European Monetary Union will officially adopt the euro as their currency.
EMERGING MARKETS: The world's emerging markets suffered considerably throughout the 12-month period ending October 31, 1998. Russia's political, economic and currency woes had worldwide implications. Latin American markets were rocked by developments such as credit rating downgrades in Brazil and Venezuela. For the period, the MSCI Emerging Markets Latin American Free Index returned -28.00%. Malaysia's corporate loan defaults, along with bank closings and economic woes in Indonesia, contributed to the Asian emerging-markets decline. The MSCI Far East ex-Japan Free Index fell -23.05% during the 12-month period.
JAPAN AND THE FAR EAST: The Japanese economy continued to sink lower, amid unfulfilled promises by the government to help the ailing banking sector. The banking system's problems, specifically bad debt and an increasing credit crunch, were particularly hard on the small-cap market, spurring investors' flight to large, globally competitive companies. Even the formerly strong export companies found it harder to operate profitably toward the end of the period, as the yen, which had fallen for the first 10 months of the period, suddenly surged upward against the U.S. dollar in September and October. The Tokyo Stock Exchange Index, a gauge of the Japanese market, was down -15.42% for the 12 months. In Hong Kong, the government purchased $15 billion in securities in an attempt to temper market volatility. Late in the period, the Hong Kong market rebounded on speculation of a decline in interest rates. For the period, the Hang Seng Index returned -1.56%.
U.S. AND CANADA: The U.S. equity markets fluctuated wildly against a backdrop of worldwide economic and financial unrest. After closing above 9000 for the first time in April and reaching a record high in July, the Dow Jones Industrial Average saw all its returns for the year erased on the last day of August as the U.S. equity market suffered one of its worst one-day performances ever. Despite the equity market's tumultuous behavior, the U.S. economy remained strong and steady thanks to low inflation, strong employment and low interest rates. In fact, toward the end of the period, the Federal Reserve Board cut key interest rates twice, resulting in a sharp rebound in the stock market during October. For the 12-month period, the Standard & Poor's 500 Index returned 21.99%. The Canadian stock market was not as fortunate. Natural resource companies that make up a significant proportion of the Canadian economy were hard hit by the global economic slowdown triggered by the Asian financial crisis that started in 1997. When the problems in Russia were added to the situation, the Canadian market and the Canadian dollar fell sharply. For the 12 months that ended October 31, 1998, the Toronto Stock Exchange (TSE) 300 returned -15.82%.
BONDS: In a see-saw battle that saw bonds rise as world equity markets struggled to get off the ground, then head back to earth as stocks began to regain their lofty levels, bonds and stocks ultimately ended up with nearly level performance in some instances. For the period, the Lehman Brothers Long Term Government Index return of 16.04% nearly rivaled the 17.45% gain of the equity benchmark Dow Jones Industrials Average. U.S. Treasuries were by far the best-performing bonds, and the safe haven of choice by investors around the world. In contrast, the JP Morgan Emerging Markets Bond Index returned -6.20%. The Salomon Brothers Non-U.S. World Government Bond Index returned 12.80%.

 Standard & Poor's 500 Index(registered trademark) Morgan Stanley
Capital International Europe, Australasia, Far East Index
 * YEAR TO DATE THROUGH OCTOBER 31, 1998.
Row: 1, Col: 1, Value: nil
Row: 1, Col: 2, Value: nil
Row: 2, Col: 1, Value: 6.1
Row: 2, Col: 2, Value: 7.38
Row: 3, Col: 1, Value: 31.57
Row: 3, Col: 2, Value: 56.16
Row: 4, Col: 1, Value: 18.56
Row: 4, Col: 2, Value: 69.44
Row: 5, Col: 1, Value: 5.1
Row: 5, Col: 2, Value: 24.63
Row: 6, Col: 1, Value: 16.61
Row: 6, Col: 2, Value: 28.27
Row: 7, Col: 1, Value: 31.69
Row: 7, Col: 2, Value: 10.53
Row: 8, Col: 1, Value: -3.1
Row: 8, Col: 2, Value: -23.45
Row: 9, Col: 1, Value: 30.47
Row: 9, Col: 2, Value: 12.13
Row: 10, Col: 1, Value: 7.62
Row: 10, Col: 2, Value: -12.17
Row: 11, Col: 1, Value: 10.08
Row: 11, Col: 2, Value: 32.56
Row: 12, Col: 1, Value: 1.32
Row: 12, Col: 2, Value: 7.78
Row: 13, Col: 1, Value: 37.58
Row: 13, Col: 2, Value: 11.21
Row: 14, Col: 1, Value: 22.96
Row: 14, Col: 2, Value: 6.05
Row: 15, Col: 1, Value: 32.11
Row: 15, Col: 2, Value: 4.82
Row: 16, Col: 1, Value: 14.63
Row: 16, Col: 2, Value: 10.02
%

CANADA
PERFORMANCE: THE BOTTOM LINE


There are several ways to evaluate a fund's historical performance. You can look at the total percentage change in value, the average annual percentage change or the growth of a hypothetical $10,000 investment. Total return reflects the change in the value of an investment, assuming reinvestment of the fund's dividend income and capital gains (the profits earned upon the sale of securities that have grown in value). If Fidelity had not reimbursed certain fund expenses, the past five year and past 10 year total returns would have been lower.
CUMULATIVE TOTAL RETURNS
PERIODS ENDED                PAST 1   PAST 5  PAST 10
OCTOBER 31, 1994             YEAR     YEARS   YEARS

FIDELITY CANADA              -21.27%  5.16%   78.69%

FIDELITY CANADA              -23.64%  2.00%   73.32%
 (INCL. 3.00% SALES CHARGE)

Toronto Stock Exchange 300   -15.82%  38.35%  90.94%

CUMULATIVE TOTAL RETURNS show the fund's performance in percentage terms over a set period - in this case, one year, five years or 10 years. For example, if you had invested $1,000 in a fund that had a 5% return over the past year, the value of your investment would be $1,050. You can compare the fund's returns to the performance of the Toronto Stock Exchange 300 Index - a market capitalization-weighted index of 300 stocks traded in the Canadian market. This benchmark includes reinvested dividends and capital gains if any, and excludes the effect of sales charges.
AVERAGE ANNUAL TOTAL RETURNS
PERIODS ENDED                PAST 1   PAST 5  PAST 10
OCTOBER 31, 1994             YEAR     YEARS   YEARS

FIDELITY CANADA              -21.27%  1.01%   5.98%

FIDELITY CANADA              -23.64%  0.40%   5.65%
 (INCL. 3.00% SALES CHARGE)

Toronto Stock Exchange 300   -15.82%  6.71%   6.68%

AVERAGE ANNUAL TOTAL RETURNS take the fund's cumulative return and show you what would have happened if the fund had performed at a constant rate each year.
$10,000 OVER 10 YEARS
             Canada                      Toronto Stck Exchange 300
             00309                       DR001
  1988/10/31       9700.00                    10000.00
  1988/11/30       9585.79                    10015.37
  1988/12/31       9796.56                    10310.59
  1989/01/31      10535.77                    11108.18
  1989/02/28      10240.08                    10838.97
  1989/03/31      10411.27                    10964.29
  1989/04/30      10621.36                    11207.52
  1989/05/31      10979.30                    11255.10
  1989/06/30      11508.42                    11606.39
  1989/07/31      12208.73                    12422.82
  1989/08/31      12270.98                    12648.75
  1989/09/30      12193.17                    12445.38
  1989/10/31      12021.98                    12462.27
  1989/11/30      12092.02                    12660.70
  1989/12/31      12440.43                    12867.17
  1990/01/31      11431.52                    11745.29
  1990/02/28      11496.61                    11664.05
  1990/03/31      11691.88                    11783.71
  1990/04/30      11130.48                    10889.14
  1990/05/31      11862.75                    11631.05
  1990/06/30      12139.38                    11651.20
  1990/07/31      12237.02                    11850.88
  1990/08/31      11529.16                    11133.91
  1990/09/30      11342.02                    10564.71
  1990/10/31      11040.98                    10219.41
  1990/11/30      11398.98                    10504.68
  1990/12/31      11757.14                    10960.72
  1991/01/31      11809.28                    11003.63
  1991/02/28      12895.49                    11811.68
  1991/03/31      13460.32                    11890.48
  1991/04/30      13564.59                    11877.89
  1991/05/31      14164.18                    12280.87
  1991/06/30      14181.56                    12095.56
  1991/07/31      14138.11                    12272.67
  1991/08/31      14016.46                    12328.46
  1991/09/30      13547.21                    12026.60
  1991/10/31      14146.80                    12593.75
  1991/11/30      13616.73                    12263.13
  1991/12/31      13836.28                    12322.29
  1992/01/31      14085.66                    12430.30
  1992/02/29      14168.79                    12331.37
  1992/03/31      13771.62                    11728.35
  1992/04/30      13605.37                    11519.98
  1992/05/31      13725.44                    11552.32
  1992/06/30      13651.55                    11651.10
  1992/07/31      14002.54                    11997.63
  1992/08/31      13790.10                    11783.14
  1992/09/30      13198.96                    10994.52
  1992/10/31      13143.54                    11204.26
  1992/11/30      13106.60                    10642.28
  1992/12/31      13439.15                    11042.00
  1993/01/31      13365.15                    10935.21
  1993/02/28      14197.59                    11599.10
  1993/03/31      14974.52                    12073.46
  1993/04/30      15362.99                    12581.94
  1993/05/31      15575.72                    12943.97
  1993/06/30      16371.16                    13148.73
  1993/07/31      15779.21                    13136.34
  1993/08/31      16176.92                    13376.15
  1993/09/30      15381.49                    12801.53
  1993/10/31      16482.15                    13801.34
  1993/11/30      16102.93                    13428.71
  1993/12/31      16862.22                    14074.50
  1994/01/31      17603.82                    14763.63
  1994/02/28      16852.95                    14149.21
  1994/03/31      16231.86                    13547.65
  1994/04/30      16111.35                    13372.55
  1994/05/31      16185.51                    13591.25
  1994/06/30      15295.58                    12676.69
  1994/07/31      15592.22                    13143.44
  1994/08/31      16176.24                    13865.06
  1994/09/30      16259.67                    14194.12
  1994/10/31      15925.95                    13900.70
  1994/11/30      14767.19                    13067.81
  1994/12/31      14841.41                    13246.42
  1995/01/31      13802.51                    12594.27
  1995/02/28      14368.34                    13115.75
  1995/03/31      15268.10                    13668.40
  1995/04/30      15731.89                    14004.52
  1995/05/31      16223.51                    14438.93
  1995/06/30      16446.13                    14713.95
  1995/07/31      17011.96                    15104.41
  1995/08/31      16798.62                    15031.90
  1995/09/30      17039.79                    15144.61
  1995/10/31      16279.17                    14889.31
  1995/11/30      16947.03                    15409.78
  1995/12/31      17719.43                    15588.58
  1996/01/31      18017.55                    16336.17
  1996/02/29      18175.93                    16285.91
  1996/03/31      18455.41                    16588.40
  1996/04/30      18809.43                    17153.34
  1996/05/31      19256.61                    17433.53
  1996/06/30      18632.42                    16874.33
  1996/07/31      18092.08                    16368.40
  1996/08/31      18865.32                    17187.87
  1996/09/30      19377.72                    17806.84
  1996/10/31      20346.60                    19191.80
  1996/11/30      20933.52                    20487.33
  1996/12/31      20547.00                    19912.51
  1997/01/31      22167.90                    20906.40
  1997/02/28      21619.82                    20775.88
  1997/03/31      20150.52                    19550.80
  1997/04/30      20290.45                    19801.43
  1997/05/31      22121.26                    21474.37
  1997/06/30      21736.44                    21689.60
  1997/07/31      22750.96                    23208.21
  1997/08/31      21888.03                    22186.60
  1997/09/30      23357.34                    23782.91
  1997/10/31      22016.30                    22681.82
  1997/11/30      21025.10                    21381.96
  1997/12/31      21804.11                    21954.81
  1998/01/31      21342.44                    21582.87
  1998/02/28      22463.64                    23383.99
  1998/03/31      23466.13                    25035.77
  1998/04/30      24086.09                    25207.41
  1998/05/31      23241.89                    24543.24
  1998/06/30      22661.50                    23694.25
  1998/07/31      20392.72                    21658.98
  1998/08/31      15789.19                    16679.32
  1998/09/30      16290.43                    17384.29
  1998/10/30      17332.49                    19094.22
IMATRL PRASUN   SHR__CHT 19981031 19981109 150602 R00000000000123
$10,000 OVER 10 YEARS: Let's say hypothetically that $10,000 was invested in Fidelity Canada Fund on October 31, 1988, and the current 3.00% sales charge was paid. As the chart shows, by October 31, 1998, the value of the investment would have grown to $17,332 - a 73.32% increase on the initial investment. For comparison, look at how the Toronto Stock Exchange 300 Index did over the same period. With dividends and capital gains, if any, reinvested, the same $10,000 would have grown to $19,094 - a 90.94% increase.

UNDERSTANDING PERFORMANCE
Many markets around the globe offer the potential for significant growth over time; however, investing in foreign markets means assuming greater risks than investing in the United States. Factors like changes in a country's financial markets, its local political and economic climate, and the fluctuating value of its currency create these risks. For these reasons an international fund's performance may be more volatile than a fund that invests exclusively in the United States. Past performance is no guarantee of future results and you may have a gain or loss when you sell your shares.
(checkmark)
CANADA
FUND TALK: THE MANAGER'S OVERVIEW


NOTE TO SHAREHOLDERS: Robert Haber became Portfolio Manager of Fidelity Canada Fund on July 15, 1998.
Q. BOB, HOW DID THE FUND PERFORM?
A. For the 12 months that ended October 31, 1998, the fund had a total return of -21.27%. To compare, the Toronto Stock Exchange (TSE) 300 returned -15.82% during the same period.
Q. WHY DID THE FUND'S PERFORMANCE TRAIL THAT OF THE TSE 300?
A. It was a difficult year for the Canadian stock market. Natural resource companies comprise a substantial portion of the Canadian economy, and they were hurt by the global economic slowdown sparked by the Asian financial crisis that started in 1997. As their economies slowed, demand for natural resources such as zinc, aluminum, precious metals, paper and oil also declined. When the problems in Russia were added to the situation, the Canadian market and the Canadian dollar fell sharply. The fund underperformed the index because over the year it carried more natural resource stocks than the index. Because of that, it also had less invested in some of the better-performing sectors of the market. In addition, some large positions - including Pan American Silver, FPI and Cominco, all of which have been reduced - experienced sharp share-price declines.
Q. WHAT CHANGES HAVE YOU MADE SINCE TAKING OVER THE FUND?
A. I've focused on four areas. First, I reduced the fund's U.S. investments from about 25% six months ago to about 18% at the end of the period. By doing so, I strove to make the fund more representative of the Canadian market, aiming to beat the index through stock picking and limited sector bets. Second, I reduced the fund's investments in natural resource stocks, and sought to bring the fund's sector weightings more into line with the four major investment areas that comprise the TSE 300 - natural resources, interest-rate sensitive stocks, industrials and consumer companies. Third, I increased the average market capitalization of the fund - previously it had had a mid- and small-cap bias - and looked to invest more of the fund in Canadian blue chips. Finally, as part of that increase in capitalization, I've tried to sell off some of the less liquid, small-cap stocks that were in the fund when I took it over. As of the end of the period, I was about 75% done with this last task, so that these investments represented only about 5% of the fund.
Q. EVEN IN A DOWN MARKET, THERE MUST HAVE BEEN SOME WINNING STOCKS FOR THE FUND . . .
A. That's right. BCE - the largest company in Canada, the fund's top holding and top contributor to its performance - has been one of the big winners in a telecommunications environment characterized by faster deregulation than in the U.S. Among the fund's other winners were Genlyte, a lighting manufacturer, and National Sea Products, a seafood processing company. In general, the fund's top performers posted stronger earnings growth than the overall market, an important characteristic amid this year's uncertainty.
Q. HOW WOULD YOU DESCRIBE YOUR INVESTMENT APPROACH?
A. I look for stocks selling at an attractive valuation, where the company has some sort of catalyst for improvement in earnings, such as a change in management, an increase in orders or a restructuring program. Ideally, the portfolio should comprise stocks that, on average, have higher earnings growth than the market as a whole, selling at reduced valuations.
Q. WHAT'S YOUR OUTLOOK?
A. At the end of the period, most Canadian stocks were cheaper than their U.S. counterparts, presenting attractive opportunities. In addition, the Canadian dollar was stabilizing after declining in value. A cheaper currency will help stimulate exports to the U.S. and has sparked an increase in tourism. There's very low inflation and the government has solved a budget deficit problem. Hopefully, this positive backdrop will attract back the investment capital that fled when the Canadian dollar was weakening. The big question is the strength of the Canadian economy, which has been weaker than that of the U.S. Because such a large part of the stock market is natural resource-based, the strength of the global economy will be a crucial factor. Additional uncertainty lies in the effects of the upcoming election in Quebec will have on the political situation.
THE VIEWS EXPRESSED IN THIS REPORT REFLECT THOSE OF THE PORTFOLIO MANAGER ONLY THROUGH THE END OF THE PERIOD OF THE REPORT AS STATED ON THE COVER. THE MANAGER'S VIEWS ARE SUBJECT TO CHANGE AT ANY TIME BASED ON MARKET AND OTHER CONDITIONS.


FUND FACTS
GOAL: long-term growth of capital by investing mainly in equity securities of Canadian issuers
FUND NUMBER: 309
TRADING SYMBOL: FICDX
START DATE: November 17, 1987
SIZE: as of October 31, 1998,
more than $47 million
MANAGER: Robert Haber, since July 1998; chief investment officer, Fidelity Investments Canada;
manager, Fidelity Advisor Income & Growth Fund,
1987-1996; Fidelity Balanced Fund, 1988-1996;
Fidelity Global Balanced Fund, 1993-1996;
Fidelity Advisor Annuity Income & Growth Fund,
1995-1996; director of equity research,
1996-1997; joined Fidelity in 1985
(checkmark)
CANADA

INVESTMENT CHANGES




GEOGRAPHIC DIVERSIFICATION (% OF FUND'S INVESTMENTS)

AS OF OCTOBER 31, 1998
UNITED STATES 18.0%
ROW: 1, COL: 1, VALUE: 82.0
ROW: 1, COL: 2, VALUE: 18.0
CANADA 82.0%
AS OF APRIL 30, 1998
ROW: 1, COL: 1, VALUE: 74.7
ROW: 1, COL: 2, VALUE: 25.3
UNITED STATES 25.3%
CANADA 74.7%
ASSET ALLOCATION

                        % OF FUND'S  % OF FUND'S
                        INVESTMENTS  INVESTMENTS
                                     6 MONTHS AGO

Stocks                   92.9         95.7

Short-term investments   7.1          4.3


TOP TEN STOCKS AS OF OCTOBER 31, 1998

                                                     % OF FUND'S   % OF FUND'S
                                                     INVESTMENTS   INVESTMENTS
                                                                   IN THESE STOCKS
                                                                   6 MONTHS AGO

BCE, Inc.                                             5.0           2.8
(Telephone Services)

National Sea Products Ltd.                            3.4           2.5
(Foods)

Bank of Nova Scotia                                   2.9           1.8
(Banks)

Enbridge, Inc.                                        2.4           0.0
(Oil & Gas)

National Bank of Canada                               2.4           4.9
(Banks)

Northern Telecom Ltd. (Communications Equipment)      2.3           0.0

Laidlaw, Inc.                                         2.1           1.4
(Trucking & Freight)

Teleglobe, Inc.                                       2.0           0.3
(Cellular)

Potash Corp. of Saskatchewan (Chemicals & Plastics)   2.0           1.2

CGI Group, Inc. Class A (sub. vtg.) (Services)        2.0           1.8


TOP TEN MARKET SECTORS AS OF OCTOBER 31, 1998

                                               % OF FUND'S   % OF FUND'S
                                               INVESTMENTS   INVESTMENTS
                                                             IN THESE
                                                             MARKET SECTORS
                                                             6 MONTHS AGO

FINANCE                                         16.4          10.2

ENERGY                                          13.9          13.9

UTILITIES                                       12.7          14.1

NONDURABLES                                     7.5           9.2

BASIC INDUSTRIES                                6.8           14.1

TECHNOLOGY                                      6.1           0.0

TRANSPORTATION                                  5.0           5.9

RETAIL & WHOLESALE                              4.5           5.6

DURABLES                                        3.4           0.3

PRECIOUS METALS                                 3.4           7.5

CANADA

INVESTMENTS OCTOBER 31, 1998

Showing Percentage of Total Value of Investment in Securities



COMMON STOCKS - 92.9%

                                                          SHARES                 VALUE (NOTE 1)

AEROSPACE & DEFENSE - 0.2%

Cordant Technologies, Inc.                                 980                   $ 39,874

Orbital Sciences Corp. (a)                                 1,350                  44,550

                                                                                  84,424

BASIC INDUSTRIES - 6.8%

CHEMICALS & PLASTICS - 2.9%

Intertape Polymer Group, Inc.                              14,000                 274,483

Maax, Inc. (a)                                             12,000                 124,052

Potash Corp. of Saskatchewan                               14,000                 966,362

                                                                                  1,364,897

IRON & STEEL - 0.7%

Dofasco, Inc.                                              24,800                 319,865

METALS & MINING - 1.4%

Alcan Aluminium Ltd.                                       9,900                  248,639

Breakwater Resources Ltd. (a)                              17,500                 9,981

Cameco Corp.                                               1,900                  36,020

Cominco Ltd.                                               800                    8,192

Southernera Resources Ltd. (a)                             67,300                 372,944

                                                                                  675,776

PAPER & FOREST PRODUCTS - 1.8%

Abitibi-Consolidated, Inc.                                 4,400                  41,208

Cascades, Inc.                                             26,300                 132,105

Domtar, Inc.                                               12,600                 69,006

Donohue, Inc. Class A (sub. vtg.)                          9,300                  192,883

Macmillan Bloedel Ltd.                                     11,900                 113,377

Paperboard Industries                                      181,100                246,490
International, Inc. (a)

Tembec, Inc. Class A (a)                                   17,000                 88,146

                                                                                  883,215

TOTAL BASIC INDUSTRIES                                                            3,243,753

CONSTRUCTION & REAL ESTATE - 2.7%

BUILDING MATERIALS - 0.9%

Owens-Corning                                              470                    17,067

Richelieu Hardware Ltd. (a)                                6,400                  61,183

St. Lawrence Cement, Inc. Class A                          32,500                 338,081

                                                                                  416,331

REAL ESTATE - 1.8%

Boardwalk Equities, Inc. (a)                               55,100                 582,105

Cadillac Fairvew Corp.                                     13,100                 246,225

Oxford Properties Group, Inc. (a)                          4,400                  46,341

                                                                                  874,671

TOTAL CONSTRUCTION & REAL ESTATE                                                  1,291,002

DURABLES - 3.4%

AUTOS, TIRES, & ACCESSORIES - 2.4%

Airboss of America Corp. (a)                               41,500                 76,927

Breed Technologies, Inc.                                   2,030                  17,128



                                                          SHARES                 VALUE (NOTE 1)

Canadian Tire Corp. Ltd. Series A                          11,100                $ 261,151

Federal-Mogul Corp.                                        2,180                  118,129

Gentex Corp. (a)                                           780                    11,456

Magna International, Inc. Class A                          9,200                  570,342

TRW, Inc.                                                  1,450                  82,559

                                                                                  1,137,692

CONSUMER ELECTRONICS - 0.2%

Black & Decker Corp.                                       630                    32,563

Maytag Corp.                                               1,890                  93,437

                                                                                  126,000

HOME FURNISHINGS - 0.6%

Dorel Industries, Inc. Class B (a)                         21,800                 291,769

TEXTILES & APPAREL - 0.2%

Shaw Industries, Inc.                                      5,280                  91,740

TOTAL DURABLES                                                                    1,647,201

ENERGY - 13.9%

ENERGY SERVICES - 0.2%

Baker Hughes, Inc.                                         3,550                  78,322

Halliburton Co.                                            510                    18,328

                                                                                  96,650

OIL & GAS - 13.7%

Alberta Energy Co. Ltd.                                    32,700                 762,979

Amoco Corp.                                                40                     2,245

Anderson Exploration Ltd. (a)                              22,900                 233,022

Beau Canada Exploration Ltd.                               14,600                 17,979

Enbridge, Inc.                                             26,600                 1,156,822

Ensign Resource Service Group, Inc.                        10,100                 122,740

Imperial Oil Ltd.                                          9,500                  150,852

Oryx Energy Co. (a)                                        2,070                  28,980

Paramount Resources Ltd.                                   12,000                 126,385

Penn West Petroleum Ltd. (a)                               58,800                 758,390

Poco Petroleums Ltd. (a)                                   12,200                 116,631

Post Energy Corp. (a)                                      61,000                 187,796

Rio Alto Exploration Ltd. (a)                              79,900                 869,998

Shell Canada Ltd. Class A                                  36,000                 570,484

Suncor Energy, Inc.                                        26,500                 841,597

Thunder Energy, Inc. (a)                                   10,000                 10,370

Tosco Corp.                                                1,630                  45,742

Ulster Petroleums Ltd. (a)                                 51,700                 469,117

Union Pacific Resources Group, Inc.                        3,980                  51,740

USX-Marathon Group                                         400                    13,075

                                                                                  6,536,944

TOTAL ENERGY                                                                      6,633,594

FINANCE - 16.4%

BANKS - 9.9%

Bank of Montreal, Canada                                   14,500                 593,007

Bank of Nova Scotia                                        66,800                 1,394,102

Canadian Imperial Bank of Commerce                         44,800                 889,960

National Bank of Canada                                    76,400                 1,143,846

COMMON STOCKS - CONTINUED

                                                          SHARES                 VALUE (NOTE 1)

FINANCE - CONTINUED

BANKS - CONTINUED

Peoples Heritage Financial Group, Inc.                     1,800                 $ 32,400

Royal Bank of Canada                                       11,600                 534,552

Wells Fargo & Co.                                          405                    149,850

                                                                                  4,737,717

CREDIT & OTHER FINANCE - 2.1%

Chapters, Inc. (a)                                         11,000                 148,292

Doral Financial Corp.                                      3,250                  56,875

Equitable Companies (The), Inc.                            3,770                  184,730

Power Corp. of Canada                                      29,000                 610,863

                                                                                  1,000,760

FEDERAL SPONSORED CREDIT - 0.3%

SLM Holding Corp.                                          3,810                  152,638

INSURANCE - 1.7%

American Bankers Insurance Group, Inc.                     1,740                  77,756

Great-West Lifeco, Inc.                                    44,500                 728,255

                                                                                  806,011

SAVINGS & LOANS - 0.1%

Charter One Financial, Inc.                                787                    21,593

Washington Mutual, Inc.                                    520                    19,468

                                                                                  41,061

SECURITIES INDUSTRY - 2.3%

Lehman Brothers Holdings, Inc.                             2,100                  79,669

Mackenzie Financial Corp.                                  16,800                 188,373

Power Financial Corp.                                      39,400                 849,083

                                                                                  1,117,125

TOTAL FINANCE                                                                     7,855,312

HEALTH - 2.1%

DRUGS & PHARMACEUTICALS - 1.4%

Amgen, Inc. (a)                                            1,040                  81,705

Biochem Pharma, Inc.                                       22,100                 479,843

Sepracor, Inc. (a)                                         510                    34,999

Warner-Lambert Co.                                         730                    57,214

                                                                                  653,761

MEDICAL EQUIPMENT & SUPPLIES - 0.4%

Arterial Vascular Engineering, Inc. (a)                    2,510                  77,183

Becton, Dickinson & Co.                                    1,600                  67,400

Cardinal Health, Inc.                                      210                    19,858

McKesson Corp.                                             300                    23,100

                                                                                  187,541

MEDICAL FACILITIES MANAGEMENT - 0.3%

Health Management Associates, Inc. Class A (a)             5,310                  94,584

Lincare Holdings, Inc. (a)                                 1,240                  49,523

                                                                                  144,107

TOTAL HEALTH                                                                      985,409



                                                          SHARES                 VALUE (NOTE 1)

INDUSTRIAL MACHINERY & EQUIPMENT - 2.3%

ELECTRICAL EQUIPMENT - 1.2%

Genlyte Group, Inc. (a)                                    18,900                $ 374,456

Teklogix International, Inc. (a)                           23,400                 181,995

                                                                                  556,451

INDUSTRIAL MACHINERY & EQUIPMENT - 1.1%

Badger Daylighting, Inc. (a)                               12,700                 66,262

Enerflex Systems Ltd.                                      3,400                  71,618

Skyjack, Inc. (a)                                          18,000                 253,743

Tyco International Ltd.                                    2,100                  130,069

                                                                                  521,692

TOTAL INDUSTRIAL MACHINERY & EQUIPMENT                                            1,078,143

MEDIA & LEISURE - 2.6%

BROADCASTING - 1.2%

AlphaNet Telecom, Inc. (a)                                 15,000                 66,595

Chum Ltd. Class B                                          2,700                  57,748

Cogeco Cable, Inc.                                         12,900                 142,135

Cogeco, Inc.                                               3,800                  41,869

NTL, Inc. (a)                                              1,470                  70,468

Radiomutuel, Inc. Class A (a)                              900                    7,729

Time Warner, Inc.                                          970                    90,028

Videotron Group Ltd. (sub. vtg.)                           7,700                  98,564

                                                                                  575,136

ENTERTAINMENT - 0.1%

IMAX Corp. (a)                                             2,100                  53,558

PUBLISHING - 1.1%

Quebecor, Inc. Class B (sub. vtg.)                         12,500                 253,581

Thomson Corp.                                              11,400                 281,139

                                                                                  534,720

RESTAURANTS - 0.2%

Sportscene Restaurants, Inc. Class A (a)                   20,000                 88,794

TOTAL MEDIA & LEISURE                                                             1,252,208

NONDURABLES - 7.5%

AGRICULTURE - 0.5%

Edperbrascan Corp. Class A (ltd. vtg.)                     16,800                 246,082

BEVERAGES - 0.2%

Seagram Co. Ltd.                                           3,400                  111,725

FOODS - 5.2%

FPI Ltd. (a)                                               231,600                750,535

National Sea Products Ltd. (a)                             270,600                1,622,302

Sara Lee Corp.                                             1,560                  93,113

Weston George Ltd.                                         900                    25,666

                                                                                  2,491,616

COMMON STOCKS - CONTINUED

                                                          SHARES                 VALUE (NOTE 1)

NONDURABLES - CONTINUED

TOBACCO - 1.6%

Imasco Ltd.                                                38,000                $ 714,239

Rothmans, Inc.                                             400                    50,554

                                                                                  764,793

TOTAL NONDURABLES                                                                 3,614,216

PRECIOUS METALS - 3.4%

Barrick Gold Corp.                                         21,400                 454,936

Newmont Mining Corp.                                       2,290                  48,663

Pan American Silver Corp. (a)                              111,500                682,919

Placer Dome, Inc.                                          25,100                 397,754

Stillwater Mining Co. (a)                                  1,890                  61,189

                                                                                  1,645,461

RETAIL & WHOLESALE - 4.5%

APPAREL STORES - 0.5%

Gap, Inc.                                                  3,110                  186,989

San Francisco Boutiques, Inc. Class A (a)                  3,000                  19,541

Suzy Shier Ltd. (sub-vtg.)                                 5,000                  25,925

                                                                                  232,455

DRUG STORES - 1.2%

Jean Coutu Group, Inc. Class A                             26,200                 466,129

Walgreen Co.                                               1,940                  94,454

                                                                                  560,583

GENERAL MERCHANDISE STORES - 0.8%

Dayton Hudson Corp.                                        1,290                  54,664

Dollar Tree Stores, Inc. (a)                               300                    11,569

Sears Canada, Inc.                                         13,400                 191,503

Wal-Mart Stores, Inc.                                      1,800                  124,200

                                                                                  381,936

GROCERY STORES - 1.6%

Alimentation Couche Tard, Inc. Class B (sub. vtg.) (a)     2,500                  24,224

Empire Co. Ltd. Class A (non-vtg.)                         20,700                 415,234

Loblaw Companies Ltd.                                      5,400                  100,622

Metro Richelieu, Inc. Class A                              700                    8,439

Onex Corp.                                                 2,500                  53,471

Safeway, Inc. (a)                                          1,940                  92,756

Silcorp Ltd. (a)                                           8,100                  80,848

                                                                                  775,594

RETAIL & WHOLESALE, MISCELLANEOUS - 0.4%

Best Buy Co., Inc. (a)                                     3,190                  153,120

Forzani Group Ltd. (a)                                     15,900                 30,916

                                                                                  184,036

TOTAL RETAIL & WHOLESALE                                                          2,134,604



                                                          SHARES                 VALUE (NOTE 1)

SERVICES - 3.3%

PRINTING - 1.3%

G.T.C. Transcontinental Group Ltd.                         2,500                 $ 20,254

Quebecor Printing, Inc. (sub. vtg.)                        31,600                 620,572

                                                                                  640,826

SERVICES - 2.0%

CGI Group, Inc. Class A (sub. vtg.) (a)                    67,900                 932,970

TOTAL SERVICES                                                                    1,573,796

TECHNOLOGY - 6.1%

COMMUNICATIONS EQUIPMENT - 2.6%

Cisco Systems, Inc. (a)                                    370                    23,310

Intermedia Communications, Inc. (a)                        2,080                  38,480

Mitel Corp. (a)                                            12,700                 102,479

Northern Telecom Ltd.                                      25,100                 1,076,946

                                                                                  1,241,215

COMPUTER SERVICES & SOFTWARE - 1.2%

America Online, Inc.                                       610                    77,508

ATI Technologies, Inc. (a)                                 3,400                  27,546

Compuware Corp. (a)                                        1,440                  78,030

GEAC Computer Ltd. (a)                                     9,600                  214,038

Microsoft Corp. (a)                                        159                    16,834

Wang Laboratories Inc. (a)                                 1,560                  33,345

Yahoo, Inc. (a)                                            905                    118,414

                                                                                  565,715

COMPUTERS & OFFICE EQUIPMENT - 0.6%

Apple Computer, Inc. (a)                                   700                    25,988

Dell Computer Corp. (a)                                    2,280                  149,340

EMC Corp. (a)                                              730                    46,994

SCI Systems, Inc. (a)                                      1,240                  48,980

                                                                                  271,302

ELECTRONIC INSTRUMENTS - 0.9%

JDS Fitel, Inc. (a)                                        30,600                 455,162

ELECTRONICS - 0.8%

Celestica, Inc. (sub-vtg.) (a)                             3,800                  69,454

Gennum Corp.                                               1,500                  33,298

Solectron Corp. (a)                                        700                    40,075

Vitesse Semiconductor Corp. (a)                            7,640                  246,390

                                                                                  389,217

TOTAL TECHNOLOGY                                                                  2,922,611

TRANSPORTATION - 5.0%

AIR TRANSPORTATION - 0.3%

Atlantic Coast Airlines Holdings, Inc. (a)                 1,700                  40,800

Transat AT, Inc. (a)                                       37,600                 116,975

                                                                                  157,775

RAILROADS - 2.6%

Bombardier, Inc. Class B                                   26,800                 317,000

COMMON STOCKS - CONTINUED

                                                          SHARES                 VALUE (NOTE 1)

TRANSPORTATION - CONTINUED

RAILROADS - CONTINUED

Canadian National Railway Co.                              8,800                 $ 439,458

Canadian Pacific Ltd.                                      22,900                 514,282

                                                                                  1,270,740

TRUCKING & FREIGHT - 2.1%

Laidlaw, Inc.                                              106,200                987,731

TOTAL TRANSPORTATION                                                              2,416,246

UTILITIES - 12.7%

CELLULAR - 2.2%

SkyTel Communications, Inc. (a)                            4,130                  68,403

Teleglobe, Inc.                                            35,600                 973,699

Telesystem International Wireless, Inc. (sub. vtg.) (a)    1,000                  10,500

                                                                                  1,052,602

ELECTRIC UTILITY - 0.7%

Entergy Corp.                                              1,040                  29,900

Transalta Corp.                                            20,100                 302,887

Washington Water & Power Co.                               10                     188

                                                                                  332,975

GAS - 1.8%

BC Gas, Inc.                                               4,200                  86,428

Canadian Utilities Ltd.                                    2,500                  73,158

Transcanada Pipelines Ltd.                                 38,000                 573,854

Westcoast Energy, Inc.                                     5,600                  109,793

                                                                                  843,233

TELEPHONE SERVICES - 8.0%

BCE, Inc.                                                  71,200                 2,413,478

e.spire Communications, Inc. (a)                           2,340                  28,080

Island Telecom, Inc.                                       15,000                 208,536

Manitoba Telecom Services, Inc. (a)                        46,600                 585,936

Maritime Telegraph & Telephone Co. Ltd.                    4,800                  103,286

MCI WorldCom, Inc. (a)                                     1,820                  100,555

NewTel Enterprises Ltd.                                    9,100                  222,354

Qwest Communications International, Inc. (a)               2,080                  81,380

WinStar Communications, Inc. (a)                           3,920                  105,840

                                                                                  3,849,445

TOTAL UTILITIES                                                                   6,078,255

TOTAL COMMON STOCKS                                                  44,456,235
(Cost $43,801,901)


CASH EQUIVALENTS - 7.1%



Taxable Central Cash Fund (b)           3,420,426                 3,420,426
(Cost $3,420,426)

TOTAL INVESTMENT IN SECURITIES - 100%              $ 47,876,661
(Cost $47,222,327)

LEGEND
(a) Non-income producing
(b) At period end, the seven-day yield on the Taxable Central Cash Fund was 4.96%. The yield refers to the income earned by investing in the fund over the seven-day period, expressed as an annual percentage. OTHER INFORMATION
Purchases and sales of securities, other than short-term securities, aggregated $146,853,818 and $179,850,830, respectively (see Note 3 of Notes to Financial Statements).
The fund placed a portion of its portfolio transactions with brokerage firms which are affiliates of Fidelity Management & Research Company. The commissions paid to these affiliated firms were $4,611 for the period (see Note 4 of Notes to Financial Statements).
Transactions during the period with companies which are or were affiliates are as follows:
 PURCHASES SALES DIVIDEND VALUE
AFFILIATE COST COST INCOME
FPI Ltd.  $ - $ 1,747,895 $ - $ -
National Sea Products Ltd.   -  1,581,240  -  -
South Crofty Holdings Ltd.   -  998,384  -  -
TOTALS  $ - $ 4,327,519 $ - $ -
INCOME TAX INFORMATION
At October 31, 1998, the aggregate cost of investment securities for income tax purposes was $48,829,740. Net unrealized depreciation aggregated $953,079, of which $2,310,885 related to appreciated investment securities and $3,263,964 related to depreciated investment securities.
The fund hereby designates approximately $5,249,000 as a capital gain dividend for the purpose of the dividend paid deduction.
At October 31, 1998, the fund had a capital loss carryforward of approximately $6,389,000 all of which will expire on October 31, 2006. CANADA
FINANCIAL STATEMENTS


STATEMENT OF ASSETS AND LIABILITIES
 OCTOBER 31, 1998

ASSETS

INVESTMENT IN                    $ 47,876,661
SECURITIES, AT
VALUE
(COST
$47,222,327
) -
SEE
ACCOMPANYIN
G SCHEDULE

FOREIGN                           5
CURRENCY HELD
AT VALUE
(COST $5)

RECEIVABLE FOR                    647,345
INVESTMENTS
SOLD

RECEIVABLE FOR                    51,750
FUND SHARES
SOLD

DIVIDENDS                         52,894
RECEIVABLE

INTEREST                          19,094
RECEIVABLE

OTHER                             333
RECEIVABLES

 TOTAL ASSETS                     48,648,082

LIABILITIES

PAYABLE TO           $ 43,255
CUSTODIAN
BANK

PAYABLE FOR           1,022,504
INVESTMENTS
PURCHASED

PAYABLE FOR           85,324
FUND SHARES
REDEEMED

ACCRUED               8,276
MANAGEMENT
FEE

OTHER PAYABLES        66,938
AND
ACCRUED
EXPENSES

 TOTAL LIABILITIES                1,226,297

NET ASSETS                       $ 47,421,785

NET ASSETS
CONSIST OF:

PAID IN CAPITAL                  $ 54,410,352

UNDISTRIBUTED                     352,447
NET INVESTMENT
INCOME

ACCUMULATED                       (7,996,112)
UNDISTRIBUTED
NET REALIZED
GAIN (LOSS) ON
INVESTMENTS
AND FOREIGN
CURRENCY
TRANSACTIONS

NET UNREALIZED                    655,098
APPRECIATION
(DEPRECIATION)
ON
INVESTMENTS
AND ASSETS
AND LIABILITIES
IN
FOREIGN
CURRENCIES

NET ASSETS, FOR                  $ 47,421,785
3,608,263
SHARES
OUTSTANDING

NET ASSET                         $13.14
VALUE AND
REDEMPTION
PRICE PER
SHARE
($47,421,78
5 (DIVIDED BY)
3,608,263
SHARES)

MAXIMUM                           $13.55
OFFERING PRICE
PER SHARE
(100/97.00
OF $13.14)

STATEMENT OF OPERATIONS

 YEAR ENDED OCTOBER 31, 1998

INVESTMENT INCOME                                                               $ 902,107
DIVIDENDS

INTEREST                                                                         191,262

                                                                                 1,093,369

LESS FOREIGN TAXES WITHHELD                                                      (103,360)

 TOTAL INCOME                                                                    990,009

EXPENSES

MANAGEMENT FEE                                                    $ 534,905
BASIC FEE

 PERFORMANCE ADJUSTMENT                                            (322,133)

TRANSFER AGENT FEES                                                260,120

ACCOUNTING FEES AND EXPENSES                                       62,402

NON-INTERESTED TRUSTEES' COMPENSATION                              379

CUSTODIAN FEES AND EXPENSES                                        71,579

REGISTRATION FEES                                                  16,067

AUDIT                                                              41,452

LEGAL                                                              365

REPORTS TO SHAREHOLDERS                                            10,269

MISCELLANEOUS                                                      266

 TOTAL EXPENSES BEFORE REDUCTIONS                                  675,671

 EXPENSE REDUCTIONS                                                (98,091)      577,580

NET INVESTMENT INCOME                                                            412,429

REALIZED AND UNREALIZED GAIN (LOSS)
NET REALIZED GAIN (LOSS) ON:

 INVESTMENT SECURITIES (INCLUDING                                  (7,137,272)
 REALIZED LOSS OF $189,266
 ON SALES OF INVESTMENTS IN
 AFFILIATED ISSUERS)

 FOREIGN CURRENCY TRANSACTIONS                                     (24,577)      (7,161,849)

CHANGE IN NET UNREALIZED APPRECIATION (DEPRECIATION) ON:

 INVESTMENT SECURITIES                                             (7,126,335)

 ASSETS AND LIABILITIES IN                                         3,658         (7,122,677)
 FOREIGN CURRENCIES

NET GAIN (LOSS)                                                                  (14,284,526)

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS                 $ (13,872,097)

OTHER INFORMATION                                                               $ 18,905
SALES CHARGES PAID TO FDC

 SALES CHARGES - RETAINED BY FDC                                                $ 18,905

 DEFERRED SALES CHARGES WITHHELD                                                $ 4,018
 BY FDC

 EXPENSE REDUCTIONS                                                             $ 97,188
 DIRECTED BROKERAGE ARRANGEMENTS

  CUSTODIAN CREDITS                                                              358

  TRANSFER AGENT CREDITS                                                         545

                                                                                $ 98,091


STATEMENT OF CHANGES IN NET ASSETS
INCREASE (DECREASE) IN   YEAR ENDED     YEAR ENDED
NET ASSETS               OCTOBER 31,    OCTOBER 31,
                         1998           1997

OPERATIONS               $ 412,429      $ 228,412
NET INVESTMENT
INCOME

 NET REALIZED GAIN        (7,161,849)    13,785,439
(LOSS)

 CHANGE IN NET            (7,122,677)    (5,363,765)
UNREALIZED
APPRECIATION
(DEPRECIATION)

 NET INCREASE             (13,872,097)   8,650,086
(DECREASE) IN NET
ASSETS RESULTING
FROM OPERATIONS

DISTRIBUTIONS TO          (246,908)      (783,295)
SHAREHOLDERS
FROM NET INVESTMENT
INCOME

 FROM NET REALIZED        (10,106,122)   (26,588,671)
GAIN

 TOTAL DISTRIBUTIONS      (10,353,030)   (27,371,966)

SHARE TRANSACTIONS        7,142,290      53,914,016
NET PROCEEDS FROM
SALES OF SHARES

 REINVESTMENT OF          10,182,688     27,052,083
DISTRIBUTIONS

 COST OF SHARES           (42,155,827)   (95,712,095)
REDEEMED

 NET INCREASE             (24,830,849)   (14,745,996)
(DECREASE) IN NET
ASSETS RESULTING
FROM SHARE
TRANSACTIONS

REDEMPTION FEES           20,258         254,182

  TOTAL INCREASE          (49,035,718)   (33,213,694)
(DECREASE) IN NET
ASSETS

NET ASSETS

 BEGINNING OF PERIOD      96,457,503     129,671,197

 END OF PERIOD           $ 47,421,785   $ 96,457,503
(INCLUDING
UNDISTRIBUTED NET
INVESTMENT INCOME
OF $352,447 AND
$322,747,
RESPECTIVELY)

OTHER INFORMATION
SHARES

 SOLD                     449,694        2,741,798

 ISSUED IN                627,013        1,540,551
REINVESTMENT OF
DISTRIBUTIONS

 REDEEMED                 (2,578,744)    (5,109,443)

 NET INCREASE             (1,502,037)    (827,094)
(DECREASE)


SEE ACCOMPANYING NOTES WHICH ARE AN INTEGRAL PART OF THE FINANCIAL STATEMENTS.


FINANCIAL HIGHLIGHTS

                                                                   YEARS ENDED
                                                                   OCTOBER 31,

SELECTED PER-SHARE DATA                                            1998          1997      1996       1995       1994

NET ASSET VALUE, BEGINNING OF PERIOD                               $ 18.88       $ 21.84   $ 17.55    $ 17.18    $ 17.82

INCOME FROM INVESTMENT OPERATIONS

 NET INVESTMENT INCOME                                              .09 C         .03 C     .08 C      .05        -

 NET REALIZED AND UNREALIZED GAIN (LOSS)                            (3.70)        1.39      4.27       .33        (.60)

 TOTAL FROM INVESTMENT OPERATIONS                                   (3.61)        1.42      4.35       .38        (.60)

LESS DISTRIBUTIONS

 FROM NET INVESTMENT INCOME                                         (.05)         (.13)     (.08)      (.01)      -

 FROM NET REALIZED GAIN                                             (2.08)        (4.29)    -          -          -

 IN EXCESS OF NET REALIZED GAIN                                     -             -         -          -          (.04)

 TOTAL DISTRIBUTIONS                                                (2.13)        (4.42)    (.08)      (.01)      (.04)

REDEMPTION FEES ADDED TO PAID IN CAPITAL                            -             .04       .02        -          -

NET ASSET VALUE, END OF PERIOD                                     $ 13.14       $ 18.88   $ 21.84    $ 17.55    $ 17.18

TOTAL RETURN A, B                                                   (21.27)%      8.21%     24.99%     2.22%      (3.37)%

RATIOS AND SUPPLEMENTAL DATA

NET ASSETS, END OF PERIOD (000 OMITTED)                            $ 47,422      $ 96,458  $ 129,671  $ 326,763  $ 368,330

RATIO OF EXPENSES TO AVERAGE NET ASSETS                             .94%          .93%      1.01%      1.09% D    1.57%

RATIO OF EXPENSES TO AVERAGE NET ASSETS AFTER EXPENSE REDUCTIONS    .80% E        .92% E    .98% E     1.08% E    1.57%

RATIO OF NET INVESTMENT INCOME (LOSS) TO AVERAGE NET ASSETS         .57%          .18%      .40%       .26%       (.14)%

PORTFOLIO TURNOVER RATE                                             215%          139%      139%       75%        59%


A THE TOTAL RETURNS WOULD HAVE BEEN LOWER HAD CERTAIN EXPENSES NOT BEEN REDUCED DURING THE PERIODS SHOWN (SEE NOTE 7 OF NOTES TO FINANCIAL STATEMENTS).
B TOTAL RETURNS DO NOT INCLUDE THE ONE TIME SALES CHARGE.
C NET INVESTMENT INCOME PER SHARE HAS BEEN CALCULATED BASED ON AVERAGE SHARES OUTSTANDING DURING THE PERIOD.
D FMR AGREED TO REIMBURSE A PORTION OF THE FUND'S EXPENSES DURING THE PERIOD. WITHOUT THIS REIMBURSEMENT, THE FUND'S EXPENSE RATIO WOULD HAVE BEEN HIGHER.
E FMR OR THE FUND HAS ENTERED INTO VARYING ARRANGEMENTS WITH THIRD PARTIES WHO EITHER PAID OR REDUCED A PORTION OF THE FUND'S EXPENSES (SEE NOTE 7 OF NOTES TO FINANCIAL STATEMENTS).
EMERGING MARKETS
PERFORMANCE: THE BOTTOM LINE


There are several ways to evaluate a fund's historical performance. You can look at the total percentage change in value, the average annual percentage change or the growth of a hypothetical $10,000 investment. Total return reflects the change in the value of an investment, assuming reinvestment of the fund's dividend income and capital gains (the profits earned upon the sale of securities that have grown in value). Prior to February 19, 1993, Emerging Markets operated under certain different investment policies. Accordingly, the fund's historical performance may not represent its current investment policies.
CUMULATIVE TOTAL RETURNS
PERIODS ENDED                     PAST 1   PAST 5   LIFE OF
OCTOBER 31, 1998                  YEAR     YEARS    FUND

FIDELITY EMERGING MARKETS         -33.23%  -55.62%  -24.76%

FIDELITY EMERGING MARKETS         -35.23%  -56.95%  -27.02%
 (INCL. 3.00% SALES CHARGE)

MSCI Emerging                     -30.99%  -29.90%  77.84%
 Markets Free

Emerging Markets                  -31.83%  -33.47%  n/a
 Funds Average

CUMULATIVE TOTAL RETURNS show the fund's performance in percentage terms over a set period - in this case, one year, five years or since the fund started on November 1, 1990. For example, if you had invested $1,000 in a fund that had a 5% return over the past year, the value of your investment would be $1,050. You can compare the fund's returns to the performance of the Morgan Stanley Capital International (MSCI) Emerging Markets Free Index - a market capitalization-weighted index that is designed to represent the performance of emerging stock markets throughout the world. As of October 31, 1998, the index included over 960 common stocks of companies domiciled in 26 countries. However, to measure how the fund's performance stacked up against its peers, you can compare it to the emerging markets funds average, which reflects the performance of mutual funds with similar objectives tracked by Lipper Analytical Services, Inc. The past one year average represents a peer group of 151 mutual funds. These benchmarks include reinvested dividends and capital gains, if any, and exclude the effect of sales charges.
AVERAGE ANNUAL TOTAL RETURNS
PERIODS ENDED                PAST 1   PAST 5   LIFE OF
OCTOBER 31, 1998             YEAR     YEARS    FUND

FIDELITY EMERGING MARKETS    -33.23%  -15.00%  -3.49%

FIDELITY EMERGING MARKETS    -35.23%  -15.51%  -3.86%
 (INCL. 3.00% SALES CHARGE)

MSCI Emerging                -30.99%  -6.86%   7.46%
 Markets Free

Emerging Markets             -31.83%  -8.06%   n/a
 Funds Average

AVERAGE ANNUAL TOTAL RETURNS take the fund's cumulative return and show you what would have happened if the fund had performed at a constant rate each year.
$10,000 OVER LIFE OF FUND
             Emerging Markets            MS EMF Index (Gross)
             00322                       MS006
  1990/11/01       9700.00                    10000.00
  1990/11/30       9564.20                     9571.06
  1990/12/31       9777.33                     9975.54
  1991/01/31       9709.16                    10782.17
  1991/02/28      10118.17                    12378.30
  1991/03/31      10108.44                    12889.03
  1991/04/30      10332.42                    13027.70
  1991/05/31      10332.42                    14052.74
  1991/06/30       9972.10                    13551.10
  1991/07/31      10186.34                    14255.08
  1991/08/31      10108.44                    14557.58
  1991/09/30      10225.30                    14002.85
  1991/10/31      10127.91                    14578.49
  1991/11/30       9991.58                    14362.80
  1991/12/31      10438.08                    15976.83
  1992/01/31      10517.68                    17826.43
  1992/02/29      10826.15                    18620.48
  1992/03/31      10806.24                    19252.13
  1992/04/30      11064.96                    19122.79
  1992/05/31      11542.58                    19054.82
  1992/06/30      11522.68                    17165.89
  1992/07/31      11144.56                    17354.93
  1992/08/31      10865.95                    16548.35
  1992/09/30      10796.29                    16609.34
  1992/10/31      10995.30                    17499.53
  1992/11/30      10905.75                    17309.63
  1992/12/31      11048.91                    17823.04
  1993/01/31      11201.38                    17909.23
  1993/02/28      11770.60                    18207.62
  1993/03/31      12095.86                    18807.85
  1993/04/30      12482.12                    19240.41
  1993/05/31      12756.56                    19769.94
  1993/06/30      12919.19                    20356.62
  1993/07/31      13142.82                    20904.76
  1993/08/31      14057.63                    22673.81
  1993/09/30      14372.73                    23280.87
  1993/10/31      16446.31                    25369.70
  1993/11/30      17096.84                    26492.37
  1993/12/31      20082.32                    30871.45
  1994/01/31      19501.26                    31433.12
  1994/02/28      18950.78                    30873.94
  1994/03/31      17115.84                    28080.18
  1994/04/30      16952.74                    27518.51
  1994/05/31      17391.08                    28460.32
  1994/06/30      16167.79                    27675.84
  1994/07/31      17401.28                    29396.67
  1994/08/31      19613.39                    33045.18
  1994/09/30      20112.90                    33420.73
  1994/10/31      19623.58                    32817.87
  1994/11/30      18267.77                    31111.53
  1994/12/31      16480.81                    28612.77
  1995/01/31      14212.53                    25568.64
  1995/02/28      14376.01                    24912.84
  1995/03/31      14089.92                    25071.12
  1995/04/30      14386.23                    26195.85
  1995/05/31      15837.11                    27589.45
  1995/06/30      16021.03                    27671.05
  1995/07/31      16828.21                    28292.18
  1995/08/31      16317.33                    27625.75
  1995/09/30      16245.81                    27494.64
  1995/10/31      15469.28                    26442.14
  1995/11/30      14968.62                    25970.59
  1995/12/31      15956.70                    27122.44
  1996/01/31      17548.21                    29050.35
  1996/02/29      17340.17                    28588.47
  1996/03/31      17464.99                    28811.13
  1996/04/30      18359.57                    29963.08
  1996/05/31      18349.17                    29829.29
  1996/06/30      18276.35                    30015.55
  1996/07/31      16840.87                    27964.18
  1996/08/31      17517.00                    28679.97
  1996/09/30      17901.88                    28928.42
  1996/10/31      17277.76                    28156.91
  1996/11/30      18182.73                    28628.69
  1996/12/31      17552.02                    28758.18
  1997/01/31      18565.85                    30719.77
  1997/02/28      19558.57                    32035.35
  1997/03/31      18470.81                    31193.85
  1997/04/30      17298.56                    31248.96
  1997/05/31      17023.98                    32143.32
  1997/06/30      17150.71                    33863.53
  1997/07/31      16855.01                    34369.04
  1997/08/31      13010.88                    29995.61
  1997/09/30      13422.75                    30826.73
  1997/10/31      10930.41                    25768.45
  1997/11/30      10275.64                    24828.22
  1997/12/31      10395.44                    25426.53
  1998/01/31       9691.58                    23432.32
  1998/02/28      10633.67                    25878.08
  1998/03/31      11055.99                    27001.09
  1998/04/30      11153.44                    26706.95
  1998/05/31       9691.58                    23047.01
  1998/06/30       8727.84                    20629.47
  1998/07/31       8998.55                    21283.56
  1998/08/31       6118.15                    15129.63
  1998/09/30       6594.61                    16089.38
  1998/10/30       7298.47                    17783.62
IMATRL PRASUN   SHR__CHT 19981031 19981203 105800 R00000000000099
$10,000 OVER LIFE OF FUND: Let's say hypothetically that $10,000 was invested in Fidelity Emerging Markets Fund on November 1, 1990, when the fund started, and the current 3.00% sales charge was paid. As the chart shows, by October 31, 1998, the value of the investment would have been $7,298 - a 27.02% decrease on the initial investment. For comparison, look at how the Morgan Stanley Capital International Emerging Markets Free Index did over the same period. With dividends and capital gains, if any, reinvested, the same $10,000 would have grown to $17,784 - a 77.84% increase.

UNDERSTANDING PERFORMANCE
Many markets around the globe offer the potential for significant growth over time; however, investing in foreign markets means assuming greater risks than investing in the United States. Factors like changes in a country's financial markets, its local political and economic climate, and the fluctuating value of its currency create these risks. For these reasons an international fund's performance may be more volatile than a fund that invests exclusively in the United States. Past performance is no guarantee of future results and you may have a gain or loss when you sell your shares.
(checkmark)
EMERGING MARKETS
FUND TALK: THE MANAGER'S OVERVIEW



An interview with David Stewart, Portfolio Manager of Fidelity Emerging Markets Fund
Q. HOW DID THE FUND PERFORM, DAVID?
A. For the 12 months that ended October 31, 1998, the fund's return was -33.23%. Over the same period of time, the Morgan Stanley Capital International Emerging Markets Free Index had a return of -30.99%, while the emerging markets funds average monitored by Lipper Analytical Services returned -31.83%.
Q. THE FUND'S RETURN SLIGHTLY TRAILED THOSE OF THE INDEX AND THE AVERAGE. WHY WAS THAT?
A. As I mentioned in the previous report, the first two months of the period were devoted to an extensive restructuring of the fund. For one thing, I reduced the number of the fund's holdings by about one-third. In addition, during the rally in Pacific Basin markets early in 1998, I cut back on the fund's Asian exposure, which had been significantly higher than the index's. These maneuvers, although necessary, resulted in a somewhat higher-than-normal turnover rate for the fund and held back returns. One factor that hurt the fund's performance relative to the Lipper average was a heavier position in Latin America in the third quarter. The volatility experienced by stock markets worldwide from July through October caused an upward spike in interest rates and drove down stock prices in most emerging markets, particularly Latin America. Finally, the fund had lighter holdings in Greece than both the index and the Lipper average, which hurt relative performance because Greece was one of the stronger emerging markets during the period.
Q. WHAT WAS YOUR STRATEGY DURING THE PERIOD?
A. I cut back on the fund's Latin American holdings late in the period. On the other hand, after trimming Asian holdings early in the period, I began to increase them again in the third quarter, but with a different emphasis. I reduced the fund's positions in Asian financial services and real-estate stocks and substituted defensive stocks in industries such as tobacco and food. These changes benefited the fund during the rally in Asian stocks that occurred at the end of September.
Q. WHAT STOCKS DID WELL FOR THE FUND?
A. Real Africa Holdings was the most positive contributor to the fund's performance. The company is a conglomerate that is benefiting from black empowerment initiatives in South Africa. During the period the company converted its merchant banking division to a separately listed holding and started a joint venture in networking software, both of which were well received by investors. Another helpful stock was Telefonos de Mexico. In spite of some analysts' concerns about regulatory issues, the company continued its rapid growth and generated healthy cash flows.
Q. ON THE OTHER SIDE OF THE LEDGER, WHAT ABOUT DISAPPOINTING STOCKS?
A. Indochina Goldfields - a Canadian company with exploration projects scattered throughout Asia - was the holding most detrimental to performance. While the stock was hurt by further deterioration in the price of gold, it also suffered because investors favored proven producers over pure exploration companies, which are considered to be more speculative. I cut back further on this position and substituted more mainstream gold stocks in its place. Brazil-based Telebras - one of the fund's largest holdings over much of the period - also hurt performance. The stock reacted negatively to the spike in interest rates affecting stock markets in Brazil and the rest of Latin America. The process of privatizing Telebras has gone well, and the company is slated to be split into 12 separate companies in November 1998. Consequently, I judged that the stock's problems were temporary and maintained the position.
Q. WHAT'S YOUR OUTLOOK, DAVID?
A. Although the region's recovering markets may have gotten a little ahead of themselves in the short term, I feel that Asian stocks merit more consideration now than at any time since the devaluation of the Thai currency in July 1997. In many countries in the region, we are starting to see current account surpluses. A current account measures a country's balance of trade with its global trading partners, and against the backdrop of weak currencies and economies we have seen in Asia, a surplus indicates an improving balance of imports and exports. However, because there could be further shocks to the region, I favor the sort of defensive holdings I mentioned earlier. On the other hand, many Latin American countries have sizable current account and budget deficits, signaling further downward pressure on the currencies of those countries. Until I see this change, I would be inclined to underweight Latin America in the portfolio. Other countries where I see good opportunities currently are South Africa, Turkey and Israel. Shareholders should remember, as always, that investing internationally carries more risk than U.S. investments.
THE VIEWS EXPRESSED IN THIS REPORT REFLECT THOSE OF THE PORTFOLIO MANAGER ONLY THROUGH THE END OF THE PERIOD OF THE REPORT AS STATED ON THE COVER. THE MANAGER'S VIEWS ARE SUBJECT TO CHANGE AT ANY TIME BASED ON MARKET AND OTHER CONDITIONS.


FUND FACTS
GOAL: long-term growth of capital by investing mainly in equity securities of emerging market issuers, which can be found in regions such as Southeast Asia, Latin America and Eastern Europe
FUND NUMBER: 322
TRADING SYMBOL: FEMKX
START DATE: November 1, 1990
SIZE: as of October 31, 1998, more than
$270 million
MANAGER: David Stewart, since 1997; manager,
Fidelity Emerging Markets Pilot Fund, since 1995;
analyst covering emerging markets, since
1995; joined Fidelity in 1994
(checkmark)
EMERGING MARKETS

INVESTMENT CHANGES




GEOGRAPHIC DIVERSIFICATION (% OF FUND'S INVESTMENTS)

AS OF OCTOBER 31, 1998
BRAZIL 11.0%
UNITED STATES 8.9%
ROW: 1, COL: 1, VALUE: 11.0
ROW: 1, COL: 2, VALUE: 5.3
ROW: 1, COL: 3, VALUE: 3.9
ROW: 1, COL: 4, VALUE: 6.8
ROW: 1, COL: 5, VALUE: 12.4
ROW: 1, COL: 6, VALUE: 30.4
ROW: 1, COL: 7, VALUE: 11.6
ROW: 1, COL: 8, VALUE: 4.9
ROW: 1, COL: 9, VALUE: 4.8
ROW: 1, COL: 10, VALUE: 8.9
THAILAND 4.8%
INDIA 5.3%
TAIWAN 4.9%
ISRAEL 3.9%
SOUTH AFRICA 11.6%
KOREA (SOUTH) 6.8%
MEXICO 12.4%
OTHER 30.4%
AS OF APRIL 30, 1998

ARGENTINA 3.7%
UNITED STATES 7.1%
ROW: 1, COL: 1, VALUE: 3.7
ROW: 1, COL: 2, VALUE: 15.8
ROW: 1, COL: 3, VALUE: 7.2
ROW: 1, COL: 4, VALUE: 4.4
ROW: 1, COL: 5, VALUE: 13.0
ROW: 1, COL: 6, VALUE: 29.5
ROW: 1, COL: 7, VALUE: 4.1
ROW: 1, COL: 8, VALUE: 10.8
ROW: 1, COL: 9, VALUE: 4.4
ROW: 1, COL: 10, VALUE: 7.1
BRAZIL 15.8%
TAIWAN 4.4%
SOUTH AFRICA 10.8%
INDIA 7.2%
TURKEY 4.1%
MALAYSIA 4.4%
MEXICO 13.0%
OTHER 29.5%
ASSET ALLOCATION

                        % OF FUND'S  % OF FUND'S
                        INVESTMENTS  INVESTMENTS
                                     6 MONTHS AGO

Common Stocks            91.0         92.9

Preferred Stocks         0.1          0.0

Short-term investments   8.9          7.1



TOP TEN STOCKS AS OF OCTOBER 31, 1998

                                                               % OF FUND'S   % OF FUND'S
                                                               INVESTMENTS   INVESTMENTS
                                                                             IN THESE STOCKS
                                                                             6 MONTHS AGO

Telebras sponsored ADR                                          4.0           4.9
(Brazil, Telephone Services)

Telefonos de Mexico SA de CV                                    3.8           2.5
 sponsored ADR representing
 Class L shares
(Mexico, Telephone Services)

Cathay Life Insurance Co. Ltd. (Taiwan, Insurance)              3.0           1.8

Fomento Economico Mexicano                                      2.2           0.0
 SA de CV sponsored ADR (Mexico, Beverages)

Samsung Electronics Co. Ltd. (Korea (South), Electronics)       2.2           1.2

Korea Electric Power Corp.                                      2.1           0.0
(Korea (South), Electric Utility)

Samsung Fire & Marine Insurance (Korea (South), Insurance)      2.0           1.0

Centrais Electricas Brasileiras SA (Brazil, Electric Utility)   1.9           2.4

YPF Sociedad Anonima sponsored                                  1.8           1.9
ADR representing Class D shares (Argentina, Oil & Gas)

Real Africa Holdings Ltd.                                       1.7           1.4
(South Africa, Credit & Other
 Finance)


TOP TEN MARKET SECTORS AS OF OCTOBER 31, 1998

                                               % OF FUND'S   % OF FUND'S
                                               INVESTMENTS   INVESTMENTS
                                                             IN THESE
                                                             MARKET SECTORS
                                                             6 MONTHS AGO

UTILITIES                                       23.5          23.4

FINANCE                                         21.1          25.4

NONDURABLES                                     12.1          6.3

TECHNOLOGY                                      5.7           4.5

ENERGY                                          4.8           6.6

HOLDING COMPANIES                               4.6           7.0

BASIC INDUSTRIES                                3.4           5.2

PRECIOUS METALS                                 3.2           3.1

CONSTRUCTION & REAL ESTATE                      2.5           5.0

MEDIA & LEISURE                                 2.2           2.1

EMERGING MARKETS

INVESTMENTS OCTOBER 31, 1998

Showing Percentage of Total Value of Investment in Securities



COMMON STOCKS - 91.0%

                                                                 SHARES                      VALUE (NOTE 1)

ARGENTINA - 2.9%

Bansud SA Class B (a)                                             13,687                     $ 45,866

Telecom Argentina Stet-France Telecom SA sponsored ADR Class B    87,900                      2,834,775

YPF Sociedad Anonima sponsored ADR representing Class D shares    167,200                     4,838,350

                                                                                              7,718,991

BERMUDA - 0.2%

Central European Media Enterprises Ltd. Class A (a)               92,100                      587,138

BRAZIL - 11.0%

Centrais Electricas Brasileiras SA                                221,096,000                 5,115,260

Compania Cervejaria Brahma PN                                     7,940,648                   3,727,535
(Pfd. Reg.)

Compania Energertica Minas Gerais                                 121,093,173                 2,354,970

Petrobras PN (Pfd. Reg.)                                          22,040,000                  2,771,281

Souza Cruz Industria Comerico                                     464,600                     3,154,583

Telebras sponsored ADR                                            139,600                     10,600,871

Telesp (Pfd. Reg.)                                                9,307,837                   1,560,474

                                                                                              29,284,974

CANADA - 0.4%

Indochina Goldfields Ltd. (a)                                     1,886,100                   916,829

CHILE - 1.9%

Compania Cervecerias Unidas SA sponsored ADR                      151,200                     2,721,600

Embotelladora Andina sponsored ADR Class A                        80,000                      1,065,000

Enersis SA sponsored ADR                                          50,000                      1,043,750

Santa Isabel SA sponsored ADR                                     51,600                      299,925

                                                                                              5,130,275

CHINA - 1.5%

Guangshen Railway Co. Ltd. Class H                                11,562,000                  1,791,517

Qingling Motors Co. Ltd. Class H                                  4,600,000                   849,377

Zhenhai Refining & Chemical Co.                                   6,948,000                   1,417,501
Class H

                                                                                              4,058,395

COLOMBIA - 0.5%

Suramericana de Inversiones SA                                    1,362,800                   1,388,416

CROATIA - 1.0%

Pliva D.D.:

GDR (a)(c)                                                        133,700                     1,931,965

GDR (Reg.S) Unit                                                  57,200                      826,540

                                                                                              2,758,505

CZECH REPUBLIC - 1.0%

CEZ AS (a)                                                        106,000                     2,412,696

Komercni Banka AS sponsored ADR (a)                               70,300                      300,533

                                                                                              2,713,229



                                                                 SHARES                      VALUE (NOTE 1)

EGYPT - 1.2%

Commercial International Bank Ltd.                                407,880                    $ 3,270,175

ESTONIA - 0.2%

Eesti Uhispank AS sponsored GDR (a)(c)                            93,105                      535,354

GREECE - 2.2%

Alpha Credit Bank                                                 18,630                      1,490,705

Hellenic Telecommunication Organization SA (OTE)                  193,100                     4,395,973

                                                                                              5,886,678

HONG KONG - 1.1%

China Resources Beijing Land Ltd.                                 6,764,000                   1,812,293

Glorious Sun Enterprises                                          6,402,000                   1,124,246

                                                                                              2,936,539

HUNGARY - 1.6%

Matav RT sponsored ADR                                            120,500                     3,238,438

MOL Magyar Olay-es Gazipari RT                                    48,800                      1,094,221
Series A (For. Reg.)

                                                                                              4,332,659

INDIA - 5.3%

Dr. Reddy's Laboratories Ltd. (a)                                 187,000                     1,961,569

Hindalco Industries Ltd.                                          410                         4,949

Hindustan Petroleum Corp. Ltd. (a)                                221,500                     1,391,464

Industrial Credit & Investment Corp. of India Ltd.                172,460                     164,422

ITC Ltd. (a)                                                      90,000                      1,486,195

Mahanagar Telephone Nigam Ltd. (a)                                647,700                     2,797,147

Mahanagar Telephone Nigam Ltd. sponsored GDR (a)(c)               110,500                     1,171,300

Mahindra & Mahindra Ltd.                                          70                          243

Ranbaxy Laboratories Ltd.                                         96,750                      1,139,881

Reliance Industries Ltd. (a)                                      594                         1,538

State Bank of India (a)                                           743,700                     2,730,849

Tata Engineering & Locomotive Co. Ltd.                            7,125                       18,983

Tata Power Co. Ltd.                                               567,700                     1,105,257

                                                                                              13,973,797

ISRAEL - 3.9%

Bank Hapoalim BM (Reg.)                                           1,590,100                   2,872,395

Bezeq Israeli Telecommunication                                   637,700                     1,831,776
Corp. Ltd.

ECI Telecom Ltd.                                                  100,500                     3,329,063

Koor Industries Ltd. sponsored ADR                                149,400                     2,418,413

                                                                                              10,451,647

KOREA (SOUTH) - 6.8%

Korea Electric Power Corp.                                        306,000                     5,449,793

Samsung Electronics Co. Ltd.                                      142,278                     5,822,671

Samsung Fire & Marine Insurance                                   21,429                      5,359,281

SK Telecom Ltd.                                                   2,016                       1,380,185

                                                                                              18,011,930

COMMON STOCKS - CONTINUED

                                                                 SHARES                      VALUE (NOTE 1)

LUXEMBOURG - 1.5%

Minorco SA (For. Reg.)                                            233,800                    $ 4,022,185

MALAYSIA - 2.9%

Amway Holding BHD                                                 660,000                     840,632

Carlsberg Brewery BHD                                             724,000                     1,219,368

Rothmans of Pall Mall Malaysia BHD                                730,000                     2,781,684

YTL Cement BHD                                                    2,620,800                   899,348

YTL Power International BHD (a)                                   3,625,680                   1,923,519

                                                                                              7,664,551

MALTA - 0.2%

Maltacom PLC GDR (a)(c)                                           57,000                      627,000

MEXICO - 12.4%

BANACCI SA de CV Class B (a)                                      762,000                     796,912

Cifra SA de CV Series C (a)                                       2,055,300                   2,681,716

Corporacion Geo SA de CV (a)                                      406,440                     708,436

Elektra SA de CV unit                                             3,344,000                   1,492,143

Fomento Economico Mexicano SA de CV sponsored ADR                 226,600                     5,905,763

Gruma SA de CV sponsored ADR                                      114,731                     1,104,286
Class B (a)(c)

Grupo Carso SA de CV Class A-1                                    281,000                     979,582

Grupo Financiero Bancomer SA de CV Class B                        13,758,900                  2,823,041

Grupo Financiero Inbursa SA Class B                               1,076,208                   1,899,443

Grupo Televisa SA de CV sponsored GDR (a)                         45,400                      1,231,475

Kimberly-Clark de Mexico SA de CV Class A                         1,014,000                   2,989,482

Telefonos de Mexico SA de CV sponsored ADR representing           194,100                     10,250,906
Class L shares

                                                                                              32,863,185

PAKISTAN - 0.2%

Dandot Cement Co. Ltd. (a)                                        93,750                      1,684

Hub Power Co. Ltd. GDR Unit                                       91,300                      410,850

Pakistan State Oil Co. Ltd.                                       98,813                      97,438

                                                                                              509,972

PANAMA - 0.4%

Panamerican Beverages, Inc. Class A                               57,700                      1,168,425

PERU - 0.2%

Compania de Minas Buenaventura SA sponsored ADR Class B           50,000                      612,500

PHILIPPINES - 3.1%

Benpres Holdings Corp. (a)                                        7,598,000                   819,115

First Phillipines Holdings Corp. Class B                          852,500                     443,680

Lepanto Consolidated Mining Co.                                   48,931,000                  497,192

Manila Electric Co. Class B                                       860,000                     2,536,307

QueenBee Resources Corp. warrants 3/25/03 (a)                     3,785,000                   1,688,476

San Miguel Corp. Class B                                          1,474,800                   2,174,736

                                                                                              8,159,506



                                                                 SHARES                      VALUE (NOTE 1)

POLAND - 1.0%

Bank Handlowy w Warszawie SA GDR (Reg. S) Unit                    182,200                    $ 2,031,530

Polifarb Cieszyn Wroclaw SA                                       505,300                     671,176

                                                                                              2,702,706

RUSSIA - 1.0%

AO Tatneft sponsored ADR (Reg.) Unit (a)                          155,500                     301,281

Mosenergo AO sponsored ADR                                        327,300                     654,600

Unified Energy Systems sponsored ADR (a)                          295,100                     922,188

Vimpel Communications sponsored ADR (a)                           69,400                      815,450

                                                                                              2,693,519

SOUTH AFRICA - 11.6%

Anglogold Ltd.                                                    47,890                      2,445,885

Barlow Ltd.                                                       273,700                     1,299,772

Dimension Data Holdings Ltd. (a)                                  308,411                     1,420,396

Gold Fields Ltd. (a)                                              186,007                     1,316,657

Gold Fields of South Africa Ltd.                                  119,800                     232,934

Johnnies Industrial Corp. Ltd. (Reg.)                             451,800                     2,858,033

Liberty Life Association of Africa Ltd.                           231,295                     3,979,091

Persetel Q Data Holdings Ltd.                                     153,400                     1,525,684

Real Africa Holdings Ltd. (a)                                     1,414,951                   4,513,441

Rembrandt Group Ltd.                                              614,600                     4,108,164

Sasol Ltd.                                                        254,200                     1,250,444

South African Brewers Ltd.                                        198,300                     3,866,321

Tiger Oats Ltd.                                                   195,200                     2,018,376

                                                                                              30,835,198

SRI LANKA - 0.4%

Aitken Spence & Co. Ltd.                                          82,666                      103,525

Development Finance Corp. of Ceylon                               233,669                     334,435

John Keells Holdings Ltd.                                         141,223                     400,035

National Development Bank                                         150,000                     173,313

                                                                                              1,011,308

TAIWAN - 4.9%

Bank Sinopac (a)                                                  3,648,070                   1,558,235

Cathay Life Insurance Co. Ltd.                                    2,238,600                   7,905,002

China Trust Co. Ltd. (a)                                          374,420                     260,968

Phoenixtec Power Co. Ltd. (a)                                     633,000                     1,337,255

Siliconware Precision Industries Co. Ltd. (a)                     1,259,000                   2,019,059

                                                                                              13,080,519

THAILAND - 4.8%

Bangkok Bank Ltd. PCL (For. Reg.) (a)                             1,737,100                   2,643,413

Bangkok Expressway PCL (For. Reg.) (a)                            2,497,200                   1,967,902

BEC World PCL (For. Reg.)                                         290,200                     1,782,208

Nithipat Finance PCL:

(For. Reg.) warrants 12/15/99 (a)                                 49,800                      -

(For. Reg.) (a)                                                   2,395,900                   -

COMMON STOCKS - CONTINUED

                                                                 SHARES                      VALUE (NOTE 1)

THAILAND - CONTINUED

PTT Exploration & Production                                      246,200                    $ 2,368,337
Public Co. Ltd. (For. Reg.) (a)

Thai Farmers Bank PCL (For. Reg.) (a)                             3,093,400                   3,908,780

                                                                                              12,670,640

TURKEY - 3.7%

EGS Gayrimenkul Yatirim Ortakligi AS Class B (a)                  64,717,400                  662,671

Finansbank AS                                                     133,282,000                 705,498

Guney Biraciliu                                                   17,862,100                  805,992

Haci Omer Sabanci Holding AS                                      145,492,970                 2,196,777

Koytas Tekstil Sanayi ve Ticaret AS (a)                           26,770,000                  343,799

Sabah Yayincilik AS (a)                                           101,245,900                 658,921

Turkiye Is Bankasi AS Series C Unit                               74,317,500                  2,037,853

Yapi Ve Kredi Bankasi AS                                          218,700,492                 2,467,106

                                                                                              9,878,617

TOTAL COMMON STOCKS                                                             242,455,362
(Cost $346,582,130)


CONVERTIBLE PREFERRED STOCKS - 0.1%



PHILIPPINES - 0.1%

PDCP Development Bank (non-vtg.) (a)   2,252,138        189,771
(Cost $859,496)

CASH EQUIVALENTS - 8.9%



Taxable Central Cash Fund (b)   23,698,131        23,698,131
(Cost $23,698,131)

TOTAL INVESTMENT IN SECURITIES - 100%      $ 266,343,264
(Cost $371,139,757)

LEGEND
(a) Non-income producing
(b) At period end, the seven-day yield on the Taxable Central Cash Fund was 4.96%. The yield refers to the income earned by investing in the fund over the seven-day period, expressed as an annual percentage.
(c) Security exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. At the period end, the value of these securities amounted to $5,369,905 or 2.0% of net assets.
OTHER INFORMATION
Purchases and sales of securities, other than short-term securities, aggregated $316,567,403 and $372,715,911, respectively (see Note 3 of Notes to Financial Statements).
The fund placed a portion of its portfolio transactions with brokerage firms which are affiliates of Fidelity Management & Research Company. The commissions paid to these affiliated firms were $701 for the period (see Note 4 of Notes to Financial Statements).
Transactions during the period with companies which are or were affiliates are as follows:
 PURCHASES SALES DIVIDEND VALUE
AFFILIATE COST COST INCOME
Charan Insurance PCL (For. Reg.)  $ - $ 76,484 $ - $ -
PT Perdanacipta Multi Finance   -  1,405,411  -  -
Tong Hua Daily News Co. Ltd.
 (For. Reg.)   -  316,290  -  -
TOTALS  $ - $ 1,798,185 $ - $ -
MARKET SECTOR DIVERSIFICATION (UNAUDITED)
As a Percentage of Total Value of Investment in Securities
BASIC INDUSTRIES                    3.4%

CASH EQUIVALENTS                    8.9

CONSTRUCTION & REAL ESTATE          2.5

DURABLES                            1.1

ENERGY                              4.8

FINANCE                             21.1

HEALTH                              2.1

HOLDING COMPANIES                   4.6

INDUSTRIAL MACHINERY & EQUIPMENT    1.6

MEDIA & LEISURE                     2.2

NONDURABLES                         12.1

PRECIOUS METALS                     3.2

RETAIL & WHOLESALE                  1.6

SERVICES                            0.1

TECHNOLOGY                          5.7

TRANSPORTATION                      1.5

UTILITIES                            23.5

                                    100.0%

INCOME TAX INFORMATION
At October 31, 1998, the aggregate cost of investment securities for income tax purposes was $372,027,806. Net unrealized depreciation aggregated $105,684,542, of which $21,224,741 related to appreciated investment securities and $126,909,283 related to depreciated investment securities.
At October 31, 1998, the fund had a capital loss carryforward of approximately $116,340,000 of which $97,014,000 and $19,326,000 will expire on September 30, 2004 and 2006, respectively.
The fund intends to elect to defer to its fiscal year ending September 30, 1999 approximately $262,816,000 of losses recognized during the period November 1, 1997 to September 30, 1998.
The fund intends to elect to defer to its fiscal year ending September 30, 1999 approximately $5,752,000 of currency losses recognized during the period November 1, 1997 to September 30, 1998.
EMERGING MARKETS
FINANCIAL STATEMENTS


STATEMENT OF ASSETS AND LIABILITIES
 OCTOBER 31, 1998

ASSETS

INVESTMENT IN                    $ 266,343,264
SECURITIES, AT
VALUE
(COST
$371,139,75
7) -
SEE
ACCOMPANYIN
G SCHEDULE

FOREIGN                           593,051
CURRENCY HELD
AT VALUE
(COST
$591,028)

RECEIVABLE FOR                    4,591,702
INVESTMENTS
SOLD

RECEIVABLE FOR                    570,315
FUND SHARES
SOLD

DIVIDENDS                         884,264
RECEIVABLE

INTEREST                          77,426
RECEIVABLE

OTHER                             81,242
RECEIVABLES

 TOTAL ASSETS                     273,141,264

LIABILITIES

PAYABLE TO           $ 22,397
CUSTODIAN
BANK

PAYABLE FOR           1,351,947
INVESTMENTS
PURCHASED

PAYABLE FOR           463,797
FUND SHARES
REDEEMED

ACCRUED               154,521
MANAGEMENT
FEE

OTHER PAYABLES        439,552
AND
ACCRUED
EXPENSES

 TOTAL LIABILITIES                2,432,214

NET ASSETS                       $ 270,709,050

NET ASSETS
CONSIST OF:

PAID IN CAPITAL                  $ 829,018,449

DISTRIBUTIONS IN                  (19,246,778)
EXCESS OF
NET INVESTMENT
INCOME

ACCUMULATED                       (434,228,382)
UNDISTRIBUTED
NET REALIZED
GAIN (LOSS) ON
INVESTMENTS
AND FOREIGN
CURRENCY
TRANSACTIONS

NET UNREALIZED                    (104,834,239)
APPRECIATION
(DEPRECIATION)
ON
INVESTMENTS
AND ASSETS
AND LIABILITIES
IN FOREIGN
CURRENCIES

NET ASSETS, FOR                  $ 270,709,050
40,194,329
SHARES
OUTSTANDING

NET ASSET                         $6.74
VALUE AND
REDEMPTION
PRICE PER
SHARE
($270,709,0
50 (DIVIDED BY)
40,194,329
SHARES)

MAXIMUM                           $6.95
OFFERING PRICE
PER SHARE
(100/97.00
OF $6.74)

STATEMENT OF OPERATIONS

 YEAR ENDED OCTOBER 31, 1998

INVESTMENT INCOME                                                                 $ 9,542,895
DIVIDENDS

INTEREST                                                                           1,242,162

                                                                                   10,785,057

LESS FOREIGN TAXES WITHHELD                                                        (767,395)

 TOTAL INCOME                                                                      10,017,662

EXPENSES

MANAGEMENT FEE                                                    $ 2,908,156

TRANSFER AGENT FEES                                                2,019,856

ACCOUNTING FEES AND EXPENSES                                       297,918

NON-INTERESTED TRUSTEES' COMPENSATION                              1,545

CUSTODIAN FEES AND EXPENSES                                        716,949

REGISTRATION FEES                                                  35,251

AUDIT                                                              82,618

LEGAL                                                              1,869

REPORTS TO SHAREHOLDERS                                            89,053

MISCELLANEOUS                                                      60,170

 TOTAL EXPENSES BEFORE REDUCTIONS                                  6,213,385

 EXPENSE REDUCTIONS                                                (125,101)       6,088,284

NET INVESTMENT INCOME                                                              3,929,378

REALIZED AND UNREALIZED GAIN (LOSS)
NET REALIZED GAIN (LOSS) ON:

 INVESTMENT SECURITIES (INCLUDING                                  (310,099,079)
 REALIZED LOSS OF $1,636,897
 ON SALES OF INVESTMENTS IN
 AFFILIATED ISSUERS)

 FOREIGN CURRENCY TRANSACTIONS                                     (2,387,312)     (312,486,391)

CHANGE IN NET UNREALIZED APPRECIATION (DEPRECIATION) ON:

 INVESTMENT SECURITIES                                             155,463,375

 ASSETS AND LIABILITIES IN                                         1,382,586       156,845,961
 FOREIGN CURRENCIES

NET GAIN (LOSS)                                                                    (155,640,430)

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS                   $ (151,711,052)

OTHER INFORMATION                                                                 $ 361,040
SALES CHARGES PAID TO FDC

 SALES CHARGES - RETAINED BY FDC                                                  $ 359,570

 EXPENSE REDUCTIONS                                                               $ 109,984
 DIRECTED BROKERAGE ARRANGEMENTS

  CUSTODIAN CREDITS                                                                11,964

  TRANSFER AGENT CREDITS                                                           3,153

                                                                                  $ 125,101


STATEMENT OF CHANGES IN NET ASSETS
INCREASE (DECREASE) IN   YEAR ENDED      YEAR ENDED
NET ASSETS               OCTOBER 31,     OCTOBER 31,
                         1998            1997

OPERATIONS               $ 3,929,378     $ 9,380,546
NET INVESTMENT
INCOME

 NET REALIZED GAIN        (312,486,391)   26,296,015
(LOSS)

 CHANGE IN NET            156,845,961     (357,058,651)
UNREALIZED
APPRECIATION
(DEPRECIATION)

 NET INCREASE             (151,711,052)   (321,382,090)
(DECREASE) IN NET
ASSETS RESULTING
FROM OPERATIONS

DISTRIBUTIONS TO          (3,929,378)     (9,380,546)
SHAREHOLDERS
FROM NET INVESTMENT
INCOME

 IN EXCESS OF NET         (6,890,670)     (8,604,392)
INVESTMENT INCOME

 TOTAL DISTRIBUTIONS      (10,820,048)    (17,984,938)

SHARE TRANSACTIONS        99,292,935      345,209,422
NET PROCEEDS FROM
SALES OF SHARES

 REINVESTMENT OF          10,654,699      17,580,514
DISTRIBUTIONS

 COST OF SHARES           (176,082,060)   (788,069,622)
REDEEMED

 NET INCREASE             (66,134,426)    (425,279,686)
(DECREASE) IN NET
ASSETS RESULTING
FROM SHARE
TRANSACTIONS

REDEMPTION FEES           206,513         650,998

  TOTAL INCREASE          (228,459,013)   (763,995,716)
(DECREASE) IN NET
ASSETS

NET ASSETS

 BEGINNING OF PERIOD      499,168,063     1,263,163,779

 END OF PERIOD           $ 270,709,050   $ 499,168,063
(INCLUDING
DISTRIBUTIONS IN
EXCESS OF NET
INVESTMENT INCOME
OF $19,246,778
AND $10,147,750,
RESPECTIVELY)

OTHER INFORMATION
SHARES

 SOLD                     11,211,119      20,888,778

 ISSUED IN                1,174,708       1,073,294
REINVESTMENT OF
DISTRIBUTIONS

 REDEEMED                 (20,409,357)    (49,788,241)

 NET INCREASE             (8,023,530)     (27,826,169)
(DECREASE)


SEE ACCOMPANYING NOTES WHICH ARE AN INTEGRAL PART OF THE FINANCIAL STATEMENTS.


FINANCIAL HIGHLIGHTS

                         YEARS ENDED
                         OCTOBER 31,

SELECTED                 1998          1997       1996         1995         1994
PER-SHARE
DATA

NET ASSET VALUE,         $ 10.35       $ 16.61    $ 15.14      $ 19.25      $ 16.18
BEGINNING OF
PERIOD

INCOME FROM
INVESTMENT
OPERATIONS

 NET                      .09 C         .15 C      .12 C        .05          .06
INVESTMENT
INCOME

 NET REALIZED             (3.47)        (6.17)     1.60         (4.13)       2.97
AND
UNREALIZED
GAIN (LOSS)

 TOTAL FROM               (3.38)        (6.02)     1.72         (4.08)       3.03
INVESTMENT
OPERATIONS

LESS
DISTRIBUTIONS

 FROM NET                 (.08)         (.13)      (.18)        (.04)        (.04)
INVESTMENT
INCOME

 IN EXCESS OF             (.15)         (.12)      (.09)        -            (.01)
NET INVESTMENT
INCOME

 TOTAL                    (.23)         (.25)      (.27)        (.04)        (.05)
DISTRIBUTIONS

REDEMPTION FEES           -             .01        .02          .01          .09
ADDED TO PAID
IN CAPITAL

NET ASSET VALUE,         $ 6.74        $ 10.35    $ 16.61      $ 15.14      $ 19.25
END OF PERIOD

TOTAL RETURN A, B         (33.23)%      (36.74)%   11.69%       (21.17)%     19.32%

RATIOS AND
SUPPLEMENTAL
DATA

NET ASSETS, END          $ 270,709     $ 499,168  $ 1,263,164  $ 1,095,583  $ 1,976,371
OF PERIOD
(000 OMITTED)

RATIO OF                  1.59%         1.36%      1.30%        1.28%        1.52%
EXPENSES TO
AVERAGE NET
ASSETS

RATIO OF                  1.56% D       1.35% D    1.29% D      1.28%        1.52%
EXPENSES TO
AVERAGE NET
ASSETS AFTER
EXPENSE
REDUCTIONS

RATIO OF NET              1.01%         .89%       .74%         .46%         .39%
INVESTMENT
INCOME TO
AVERAGE NET
ASSETS

PORTFOLIO                 87%           69%        77%          78%          107%
TURNOVER RATE

A THE TOTAL RETURNS
WOULD HAVE BEEN
LOWER HAD CERTAIN
EXPENSES NOT BEEN
REDUCED DURING THE
PERIODS SHOWN (SEE
NOTE 7 OF NOTES TO
FINANCIAL
STATEMENTS).
B TOTAL RETURNS DO NOT
INCLUDE THE ONE
TIME SALES CHARGE.
C NET INVESTMENT
INCOME PER SHARE
HAS BEEN CALCULATED
BASED ON AVERAGE
SHARES OUTSTANDING
DURING THE PERIOD.
D FMR OR THE FUND
HAS ENTERED INTO
VARYING
ARRANGEMENTS WITH
THIRD PARTIES WHO
EITHER PAID OR
REDUCED A PORTION OF
THE FUND'S EXPENSES
(SEE NOTE 7 OF
NOTES TO FINANCIAL
STATEMENTS).


EUROPE
PERFORMANCE: THE BOTTOM LINE


There are several ways to evaluate a fund's historical performance. You can look at the total percentage change in value, the average annual percentage change or the growth of a hypothetical $10,000 investment. Total return reflects the change in the value of an investment, assuming reinvestment of the fund's dividend income and capital gains (the profits earned upon the sale of securities that have grown in value). If Fidelity had not reimbursed certain fund expenses, the past five year and past 10 year total returns would have been lower.
CUMULATIVE TOTAL RETURNS
PERIODS ENDED                     PAST 1  PAST 5   PAST 10
OCTOBER 31, 1998                  YEAR    YEARS    YEARS

FIDELITY EUROPE                   15.45%  122.64%  253.03%

FIDELITY EUROPE                   11.98%  115.96%  242.44%
 (INCL. 3.00% SALES CHARGE)

MSCI Europe                       23.39%  130.55%  284.09%

European Region                   15.45%  102.97%  174.85%
 Funds Average

CUMULATIVE TOTAL RETURNS show the fund's performance in percentage terms over a set period - in this case, one year, five years or 10 years. For example, if you had invested $1,000 in a fund that had a 5% return over the past year, the value of your investment would be $1,050. You can compare the fund's returns to the performance of the Morgan Stanley Capital International (MSCI) Europe Index - an unmanaged market capitalization-weighted index that is designed to represent the performance of developed stock markets in Europe. As of October 31, 1998, the index included over 590 equity securities of companies domiciled in 15 European countries. To measure how the fund's performance stacked up against its peers, you can compare it to the European region funds average, which reflects the performance of mutual funds with similar objectives tracked by Lipper Analytical Services, Inc. The past one year average represents a peer group of 91 mutual funds. These benchmarks include reinvested dividends and capital gains, if any, and exclude the effect of sales charges. AVERAGE ANNUAL TOTAL RETURNS
PERIODS ENDED                PAST 1  PAST 5  PAST 10
OCTOBER 31, 1998             YEAR    YEARS   YEARS

FIDELITY EUROPE              15.45%  17.36%  13.44%

FIDELITY EUROPE              11.98%  16.65%  13.10%
 (INCL. 3.00% SALES CHARGE)

MSCI Europe                  23.39%  18.18%  14.40%

European Region              15.45%  15.02%  10.26%
 Funds Average

AVERAGE ANNUAL TOTAL RETURNS take the fund's cumulative return and show you what would have happened if the fund had performed at a constant rate each year.
$10,000 OVER 10 YEARS
             Europe                      MS Europe Index (Net)
             00301                       MS002
  1988/10/31       9700.00                    10000.00
  1988/11/30       9819.75                    10123.32
  1988/12/31       9830.55                    10177.69
  1989/01/31      10297.22                    10546.25
  1989/02/28      10320.17                    10426.49
  1989/03/31      10496.12                    10502.06
  1989/04/30      10947.49                    10793.55
  1989/05/31      10649.13                    10240.48
  1989/06/30      10939.83                    10662.98
  1989/07/31      11919.06                    11918.10
  1989/08/31      11827.26                    11769.23
  1989/09/30      12362.78                    11971.34
  1989/10/31      11505.95                    11186.45
  1989/11/30      12179.17                    11807.54
  1989/12/31      13009.03                    13078.45
  1990/01/31      13171.55                    13043.41
  1990/02/28      12831.04                    12730.86
  1990/03/31      13217.98                    12910.48
  1990/04/30      12954.86                    12567.86
  1990/05/31      13751.96                    13590.71
  1990/06/30      14324.64                    14068.03
  1990/07/31      15191.39                    14660.45
  1990/08/31      13380.50                    13206.89
  1990/09/30      12057.15                    11651.50
  1990/10/31      12598.87                    12633.38
  1990/11/30      12583.39                    12760.33
  1990/12/31      12411.79                    12576.05
  1991/01/31      12657.33                    12999.21
  1991/02/28      13425.64                    14136.28
  1991/03/31      12704.85                    13187.58
  1991/04/30      12673.17                    13049.72
  1991/05/31      12728.61                    13434.66
  1991/06/30      11611.79                    12307.14
  1991/07/31      12197.93                    13158.92
  1991/08/31      12443.47                    13399.16
  1991/09/30      12894.95                    13801.85
  1991/10/31      12617.72                    13511.10
  1991/11/30      12237.53                    13193.04
  1991/12/31      12928.13                    14225.01
  1992/01/31      12985.45                    14220.91
  1992/02/29      13141.01                    14275.52
  1992/03/31      12690.70                    13775.91
  1992/04/30      13525.82                    14536.24
  1992/05/31      14189.02                    15363.45
  1992/06/30      14058.02                    15077.34
  1992/07/31      13550.39                    14538.67
  1992/08/31      13591.33                    14491.26
  1992/09/30      13378.45                    14251.59
  1992/10/31      12379.57                    13257.20
  1992/11/30      12371.38                    13250.73
  1992/12/31      12601.90                    13554.71
  1993/01/31      12535.13                    13577.48
  1993/02/28      12610.24                    13732.82
  1993/03/31      13436.46                    14439.28
  1993/04/30      13878.78                    14757.74
  1993/05/31      14045.69                    14916.51
  1993/06/30      13653.45                    14698.59
  1993/07/31      13661.79                    14749.05
  1993/08/31      14771.76                    16043.29
  1993/09/30      14755.07                    15993.45
  1993/10/31      15380.99                    16659.74
  1993/11/30      15080.55                    16300.12
  1993/12/31      16025.18                    17523.90
  1994/01/31      17181.81                    18416.32
  1994/02/28      16779.50                    17764.12
  1994/03/31      16310.14                    17261.33
  1994/04/30      16779.50                    17976.11
  1994/05/31      16134.13                    17211.97
  1994/06/30      15941.36                    17031.26
  1994/07/31      16670.54                    17923.87
  1994/08/31      17198.57                    18492.36
  1994/09/30      16963.89                    17759.08
  1994/10/31      17751.74                    18532.73
  1994/11/30      17089.61                    17822.84
  1994/12/31      17027.73                    17924.15
  1995/01/31      16661.63                    17783.83
  1995/02/28      16959.62                    18186.76
  1995/03/31      17368.28                    19030.72
  1995/04/30      17955.74                    19639.32
  1995/05/31      18313.32                    20041.43
  1995/06/30      18832.67                    20230.36
  1995/07/31      19675.54                    21284.85
  1995/08/31      19300.93                    20462.02
  1995/09/30      20152.31                    21080.15
  1995/10/31      20016.09                    20980.59
  1995/11/30      19888.38                    21129.77
  1995/12/31      20234.91                    21799.37
  1996/01/31      20296.98                    21941.88
  1996/02/29      21041.83                    22341.60
  1996/03/31      21556.12                    22608.76
  1996/04/30      21884.21                    22772.34
  1996/05/31      22513.78                    22948.31
  1996/06/30      22753.19                    23200.99
  1996/07/31      22318.70                    22910.37
  1996/08/31      23072.41                    23590.23
  1996/09/30      23462.57                    24086.59
  1996/10/31      24047.80                    24645.78
  1996/11/30      24969.99                    25894.69
  1996/12/31      25420.59                    26396.29
  1997/01/31      25315.51                    26474.68
  1997/02/28      25860.03                    26832.09
  1997/03/31      26347.24                    27706.81
  1997/04/30      26251.71                    27576.04
  1997/05/31      27474.49                    28760.99
  1997/06/30      28811.92                    30207.09
  1997/07/31      29719.46                    31628.03
  1997/08/31      28334.27                    29826.50
  1997/09/30      30961.35                    32724.74
  1997/10/31      29662.14                    31127.45
  1997/11/30      30244.87                    31613.35
  1997/12/31      31238.66                    32776.08
  1998/01/31      32438.54                    34148.09
  1998/02/28      34660.93                    36825.64
  1998/03/31      37165.03                    39456.47
  1998/04/30      38083.20                    40230.61
  1998/05/31      38427.51                    41054.13
  1998/06/30      38823.99                    41512.70
  1998/07/31      39898.67                    42341.71
  1998/08/31      32636.78                    37024.87
  1998/09/30      32083.79                    35553.87
  1998/10/30      34243.58                    38409.20
IMATRL PRASUN   SHR__CHT 19981031 19981203 115137 R00000000000123
$10,000 OVER 10 YEARS: Let's say hypothetically that $10,000 was invested in Fidelity Europe Fund on October 31, 1988, and the current 3.00% sales charge was paid. As the chart shows, by October 31, 1998, the value of the investment would have grown to $34,244 - a 242.44% increase on the initial investment. For comparison, look at how the Morgan Stanley Capital International Europe Index did over the same period. With dividends and capital gains, if any, reinvested, the same $10,000 would have grown to $38,409 - a 284.09% increase.

UNDERSTANDING PERFORMANCE
Many markets around the globe offer the potential for significant growth over time; however, investing in foreign markets means assuming greater risks than investing in the United States. Factors like changes in a country's financial markets, its local political and economic climate, and the fluctuating value of its currency create these risks. For these reasons an international fund's performance may be more volatile than a fund that invests exclusively in the United States. Past performance is no guarantee of future results and you may have a gain or loss when you sell your shares.
(checkmark)
EUROPE
FUND TALK: THE MANAGER'S OVERVIEW



NOTE TO SHAREHOLDERS: Thierry Serero became Portfolio Manager of Fidelity Europe Fund on October 1, 1998.
Q. HOW DID THE FUND PERFORM, THIERRY?
A. For the 12 months that ended on October 31, 1998, the fund produced a return of 15.45%. The Morgan Stanley Capital International Europe Index returned 23.39% in that period, while the European region funds average, as tracked by Lipper Analytical Services, returned 15.45%.
Q. WHAT FACTORS INFLUENCED THE PERFORMANCE OF EUROPEAN STOCK MARKETS DURING THE PERIOD?
A. Until late July, European stock markets rose rapidly, even outperforming a strong U.S. market. European markets benefited from expectations of strong corporate profits growth due to an improvement in economic growth prospects, corporate restructuring - in particular mergers and acquisitions - and strong inflows into mutual funds. Between late July and early October, investors' earlier optimism vanished entirely. Investors began to worry that profits might not be as strong as expected because of the recession in Japan and elsewhere in Asia. On top of that, Russia devalued the ruble in August and defaulted on loans. This set off a crisis of confidence in emerging markets, leading investors to become much more risk averse and favoring safe and very liquid investments over equities. European markets declined steeply, but again, along with the U.S. market, started to recover in October after the U.S. Federal Reserve Board cut interest rates for a second time.
Q. ALTHOUGH THE FUND PERFORMED IN LINE WITH ITS PEERS, WHY DID IT UNDERPERFORM THE BENCHMARK INDEX?
A. There are two main reasons that explain the underperformance compared with the benchmark index. The first is the portfolio's bias toward medium-sized companies. The share price of these companies continued to trail that of larger companies both in the United Kingdom and in continental Europe. The second reason for the fund's underperformance was that it was more exposed to sectors that suffered badly in the summer decline, and less exposed to some of those that benefited. For example, the portfolio contained fewer holdings in utilities and other defensive stocks than the benchmark. It also had a relatively large exposure to finance and service companies, sectors that were particularly hurt by the emerging-market crisis and fears of a global economic slowdown.
Q. DID THE DEPRECIATION OF THE U.S. DOLLAR AFFECT PERFORMANCE?
A. For U.S. investors, the relative currency movements improved returns. Over the 12-month period, the U.S. dollar depreciated 4% against the German mark and the ecu - a basket of all European currencies useful to gauge how much they had moved against the U.S. dollar or the yen. Investments in the U.K. market did not benefit investors in the same way because the pound sterling remained unchanged against the U.S. dollar. The sharp appreciation of European currencies against the dollar during the summer of 1998 played a part in the downward revisions to profits' growth forecasts for exporters and the consequent decline in their share price, because it reduced their competitiveness compared with U.S. companies.
Q. WHICH FUND HOLDINGS PERFORMED PARTICULARLY WELL?
A. In much of the period, many of the holdings in the finance sector helped performance significantly. However, during the summer decline, financial companies' shares were among the main losers, thereby giving up much of the earlier gain. Overall, holdings in pharmaceutical companies such as Switzerland's Novartis and Glaxo Wellcome in the U.K. contributed significantly to performance. Other strong performers were in the telecommunications sector. Holdings in mobile phone companies such as Italian group Telecom Italia Mobile and German manufacturer Mannesmann also helped.
Q. WERE THERE ANY DISAPPOINTMENTS?
A. Swiss bank UBS was one of the major disappointments. Its share price was hurt by the Russian loan default and also by its involvement in the near-failure of the U.S. hedge fund, Long-Term Capital Management.
Q. HAVE THERE BEEN ANY MAJOR CHANGES TO COUNTRY WEIGHTINGS OVER THE PAST 12 MONTHS?
A. Yes, there have been. A major change was to increase the exposure to the French market. This was one of the better-performing markets in the period. The proportion of the fund invested in the U.K. was reduced during the first half of the review period, but ended almost unchanged from a year ago. Investment in German companies has remained below neutral level, reflecting the difficulty in finding attractively valued companies that are also run by shareholder-friendly management.
Q. IS THE FUND STILL BIASED TOWARDS MEDIUM-SIZED COMPANIES?
A. Yes, medium-sized companies are more strongly represented in the fund than they are in the benchmark index. However, this bias has become considerably smaller than it has been in the past. While there is a bias, it is worth keeping in mind that holdings in large companies dominate the portfolio.
Q. DID YOU FAVOR ANY PARTICULAR INDUSTRY SECTORS?
A. The allocation to different sectors has changed over the past 12 months, partly because of the relative performance of stocks in different sectors. During the summer's stock market declines, the share price of banks and other financial institutions suffered particularly badly because investors feared that exposure to emerging-market debt would result in lower bank profits. On the other hand, the share prices of more defensive stocks such as utilities and drug companies performed relatively well. Within the fund, the main changes were in these two sectors. At the end of the period, exposure to the finance sector was some four percentage points lower than at the beginning. However, finance remains the largest sector within the fund, representing around 23% of the portfolio, because we believe that the industry will continue to undergo structural change. Many European countries remain `overbanked' - meaning too many banks per number of customers - and this is leading to greater competitive pressures within the industry. The fund's exposure to utilities increased by over five percentage points to 14% at the end of the 12-month period.
Q. TALK TO US A BIT ABOUT YOUR INVESTMENT STYLE . . .
A. I take a relatively conservative approach to managing the portfolio. Two principles dominate the investment process - risk control and stock picking. I will only take risks that I am comfortable with, while reducing those with which I am not. Therefore, no country, economy or liquidity bets are taken; risk is only taken at the level of a company, management or sector. In practice, this means country weightings do not diverge significantly from the index. The fund is truly diversified amongst all European markets with weightings similar to the benchmark index.
Q. WHAT FACTORS DO YOU CONSIDER IN TERMS OF YOUR STOCKPICKING
STRATEGY?
A. I consider a number of factors in selecting stocks. Is the company good at what it does and how does it fit within its industry? What is the structure of its industry and its long-term fundamental trends? In what direction are sales, margins and cash flow moving? Based on the principle that stock markets are fairly efficient at valuing companies, my stock-picking style is characterized by identifying `factors of change' that will affect company valuations in the future. I reach a decision on the direction of the valuation; buying stocks for which I believe valuation is likely to rise and selling those for which I believe it will fall.
Q. HAS THE COMING OF THE EURO HAD AN IMPACT ON YOUR INVESTMENT STYLE?
A. Some of the trends I've mentioned - restructuring, consolidation, creation of shareholder value - have been under way for years, and of course, we have tried to take advantage of them in choosing securities for our funds. Now, what will change is that the inter-European currency risk will no longer exist. Beyond that, our style still seeks to find the best companies with the best prospects. The euro, in a sense, can make some things easier and open up opportunities. I believe it is a once-in-a-lifetime event. It is fantastic to be in the middle of it. There are skeptics, but I sense a strong commitment throughout.
Q. WHAT IS YOUR OUTLOOK FOR THE EUROPEAN MARKETS, THIERRY?
A. While some slowdown in economic growth seems inevitable, the outlook for Europe remains reasonable compared with other regions. Growth rates are still expected to be in excess of 2% this year and in 1999. Inflation in most economies is virtually absent and this, together with the recent cuts in U.S. interest rates, has given rise to optimism among economists that European interest rates could be cut early in the new year. There also has been renewed activity and speculation of further mergers and acquisitions, seen as being positive for stock markets. Although equity valuations are not cheap in absolute terms, equities do offer value relative to bonds.
THE VIEWS EXPRESSED IN THIS REPORT REFLECT THOSE OF THE PORTFOLIO MANAGER ONLY THROUGH THE END OF THE PERIOD OF THE REPORT AS STATED ON THE COVER. THE MANAGER'S VIEWS ARE SUBJECT TO CHANGE AT ANY TIME BASED ON MARKET AND OTHER CONDITIONS.


FUND FACTS
GOAL: long-term growth of capital by investing mainly in equity securities of European issuers
FUND NUMBER: 301
TRADING SYMBOL: FIEUX
START DATE: October 1, 1986
SIZE: as of October 31, 1998, more than
$1.5 billion
MANAGER: Thierry Serero, since October, 1998;
manager, several funds for Fidelity International
Limited, since 1994; research analyst, Fidelity
International Services Limited, 1991-1994;
joined Fidelity in 1991
(checkmark)
EUROPE

INVESTMENT CHANGES




GEOGRAPHIC DIVERSIFICATION (% OF FUND'S INVESTMENTS)

AS OF OCTOBER 31, 1998
FINLAND 2.8%
ROW: 1, COL: 1, VALUE: 2.8
ROW: 1, COL: 2, VALUE: 12.8
ROW: 1, COL: 3, VALUE: 10.1
ROW: 1, COL: 4, VALUE: 6.0
ROW: 1, COL: 5, VALUE: 6.3
ROW: 1, COL: 6, VALUE: 11.4
ROW: 1, COL: 7, VALUE: 3.8
ROW: 1, COL: 8, VALUE: 3.0
ROW: 1, COL: 9, VALUE: 10.5
ROW: 1, COL: 10, VALUE: 33.3
FRANCE 12.8%
UNITED KINGDOM 33.3%
GERMANY 10.1%
ITALY 6.0%
SWITZERLAND 10.5%
NETHERLANDS 6.3%
SWEDEN 3.0%
OTHER 11.4%
SPAIN 3.8%
AS OF APRIL 30, 1998
FINLAND 3.9%
UNITED STATES 8.2%
ROW: 1, COL: 1, VALUE: 3.9
ROW: 1, COL: 2, VALUE: 11.6
ROW: 1, COL: 3, VALUE: 7.9
ROW: 1, COL: 4, VALUE: 5.3
ROW: 1, COL: 5, VALUE: 4.6
ROW: 1, COL: 6, VALUE: 11.1
ROW: 1, COL: 7, VALUE: 8.9
ROW: 1, COL: 8, VALUE: 10.0
ROW: 1, COL: 9, VALUE: 28.5
ROW: 1, COL: 10, VALUE: 8.199999999999999
FRANCE 11.6%
UNITED KINGDOM 28.5%
GERMANY 7.9%
ITALY 5.3%
NETHERLANDS 4.6%
SWITZERLAND 10.0%
OTHER 11.1%
SWEDEN 8.9%
ASSET ALLOCATION

                        % OF FUND'S  % OF FUND'S
                        INVESTMENTS  INVESTMENTS
                                     6 MONTHS AGO

Stocks                   94.7         91.8

Bonds                    3.2          0.0

Short-term investments   2.1          8.2

TOP TEN STOCKS AS OF OCTOBER 31, 1998

                                       % OF FUND'S   % OF FUND'S
                                       INVESTMENTS   INVESTMENTS
                                                     IN THESE STOCKS
                                                     6 MONTHS AGO

Novartis AG (Reg.)                      3.3           2.2
(Switzerland, Drugs &
 Pharmaceuticals)

Glaxo Wellcome PLC                      3.0           1.6
(United Kingdom, Drugs &
 Pharmaceuticals)

British Petroleum Co. PLC               2.4           1.7
(United Kingdom, Oil & Gas)

Shell Transport & Trading Co. PLC       2.3           2.7
 (Reg.) (United Kingdom,
 Oil & Gas)

UBS AG (Switzerland, Banks)             2.1           0.0

Nestle SA (Reg.)                        2.0           0.0
(Switzerland, Foods)

OY Nokia AB Series A                    1.8           0.7
(Finland, Communications
 Equipment)

Allied Zurich PLC                       1.6           0.0
(United Kingdom, Insurance)

Roche Holding AG                        1.6           1.2
 participation certificates
(Switzerland, Drugs &
 Pharmaceuticals)

Mannesmann AG                           1.6           1.4
(Germany, Industrial
 Machinery & Equipment)

TOP TEN MARKET SECTORS AS OF OCTOBER 31, 1998

                                               % OF FUND'S   % OF FUND'S
                                               INVESTMENTS   INVESTMENTS
                                                             IN THESE
                                                             MARKET SECTORS
                                                             6 MONTHS AGO

FINANCE                                         23.4          29.7

UTILITIES                                       14.0          9.6

HEALTH                                          12.7          10.8

INDUSTRIAL MACHINERY & EQUIPMENT                8.2           3.9

ENERGY                                          7.0           7.3

TECHNOLOGY                                      6.9           3.5

NONDURABLES                                     6.4           3.0

RETAIL & WHOLESALE                              3.7           4.1

SERVICES                                        3.2           3.4

CONSTRUCTION & REAL ESTATE                      3.0           1.8

EUROPE

INVESTMENTS OCTOBER 31, 1998

Showing Percentage of Total Value of Investment in Securities



COMMON STOCKS - 91.6%

                                                   SHARES           VALUE (NOTE 1)

BELGIUM - 1.1%

Electrabel SA                                       20,300          $ 7,476,761

Mobistar SA (a)                                     162,550          7,117,799

Mobistar SA (a)(c)                                  68,100           2,981,988

                                                                     17,576,548

DENMARK - 1.9%

Ratin AS Class B                                    88,600           15,221,459

Tele Danmark AS Class B                             134,400          14,661,196

                                                                     29,882,655

FINLAND - 2.8%

Hartwall OY AB Class A                              214,100          2,638,219

KCI (Konecranes International)                      173,300          7,543,019

OY Nokia AB Series A                                304,200          28,309,614

Sampo Insurance Co. Ltd.                            171,100          5,338,905

                                                                     43,829,757

FRANCE - 12.8%

Accor SA                                            48,200           10,139,229

Atos SA (a)                                         41,885           7,912,374

Castorama Dubois Investissements SA                 49,200           8,788,723

Dassault Systemes SA                                162,633          6,214,863

Elf Aquitaine                                       132,000          15,312,000

France Telecom SA                                   8,600            600,699

Galeries Lafayette SA                               7,815            8,677,542

Genset SA (a)                                       71,700           6,565,532

GrandVision SA                                      183,800          4,754,277

Groupe Danone                                       43,600           11,545,037

Groupe GTM                                          55,825           6,057,763

Lagardere S.C.A. (Reg.)                             250,000          10,076,248

Legrand SA                                          36,150           9,226,959

Pinault Printemps SA                                88,300           14,802,350

Sanofi SA                                           95,600           14,992,159

Scor SA                                             110,800          6,363,156

Societe Generale d'Enterprises SA (SGE)             179,100          8,619,734

Societe Generale, France Class A                    108,750          14,407,998

Total SA Class B                                    114,378          13,382,226

TRANSGENE SA sponsored ADR (a)                      58,500           855,563

Vivendi SA                                          102,400          23,423,329

                                                                     202,717,761

GERMANY - 8.7%

Aachener & Muenchener                               8,800            1,215,719
Beteiligungs AG

Aachener & Muenchener                               31,159           4,803,836
Beteiligungs AG (Reg.)

BASF AG                                             392,200          16,691,027

Bayerische Hypo-und Vereinsbank AG                  200,550          15,890,011

Berliner Kraft-und Licht AG                         85,000           4,984,885

Deutsche Telekom AG                                 223,800          6,064,520

Hoechst AG                                          233,600          9,848,203

Linde AG                                            14,600           7,917,896

Mannesmann AG                                       250,700          24,751,699



                                                   SHARES           VALUE (NOTE 1)

Munich Reinsurance AG (Reg.)                        30,600          $ 14,152,963

Siemens AG                                          280,700          17,310,399

Veba AG                                             241,310          13,407,732

                                                                     137,038,890

IRELAND - 2.1%

Bank of Ireland, Inc.                               721,300          13,195,399

Irish Life PLC                                      1,514,200        13,445,339

IWP International PLC                               605,060          1,773,053

Saville Systems PLC sponsored ADR (a)               338,500          5,712,188

                                                                     34,125,979

ITALY - 4.0%

Banca Commerciale Italiana Spa                      1,300,000        8,051,609

Finmeccanica Spa (a)                                9,195,800        7,259,913

Istituto Bancario San Paolo                         773,000          11,502,461

Istituto Nazionale Delle                            4,576,200        12,677,068
Assicurazioni Spa

Olivetti & Co. Spa                                  3,977,400        9,731,582

Unicredito Italiano Spa                             2,562,500        13,824,409

                                                                     63,047,042

LUXEMBOURG - 0.0%

Scandinavian Broadcasting Corp. (a)                 23,600           542,800

NETHERLANDS - 4.7%

Aegon NV                                            93,200           8,093,277

Akzo Nobel NV                                       303,600          11,807,661

DSM NV                                              88,000           8,339,423

Equant NV (a)                                       299,655          13,006,638

ING Groep NV                                        271,850          13,165,072

Philips Electronics NV (Bearer)                     258,200          14,168,730

STMicroelectronics NV (a)                           97,000           5,944,806

                                                                     74,525,607

NORWAY - 0.3%

NCL Holdings AS (a)                                 1,574,600        4,115,221

PORTUGAL - 2.1%

Banco Espirito Santo e Comercial de Lisboa SA       192,200          5,687,262

Banco Pinto & Sotto Mayor SA (a)                    294,600          5,654,098

BPI-SGPS SA (Reg.)                                  169,807          5,214,822

Electricidade de Portugal SA                        333,200          8,388,431

Telecel Comunicacoes Pessoais SA                    49,500           9,132,627

                                                                     34,077,240

SPAIN - 3.8%

Argentaria Corporacion Bancaria de Espana SA (a)    404,200          8,805,068

Banco Bilbao Vizcaya SA (Reg.)                      1,239,600        16,739,447

Banco Central Hispanoamericano SA                   787,500          8,703,359

Campofrio Alimentacion SA                           194,600          3,305,572

Grupo Acciona SA                                    34,700           8,977,115

Mapfre Vida SA                                      196,900          7,822,822

COMMON STOCKS - CONTINUED

                                                   SHARES           VALUE (NOTE 1)

SPAIN - CONTINUED

Viscofan Envolturas Celulosicas SA                  170,000         $ 5,056,504

Viscofan Envolturas Celulosicas SA                  8,500            251,798
(new) (a)

                                                                     59,661,685

SWEDEN - 3.0%

Astra AB Class A                                    522,066          8,572,424

Ericsson (L.M.) Telefon AB Class B                  722,200          16,322,572

Industri-Matematik International Corp. (a)          680,000          3,145,000

Mandamus AB (a)                                     22,725           125,501

Securitas AB Class B                                759,200          9,360,561

Skandia Foersaekrings AB                            753,715          9,631,739

                                                                     47,157,797

SWITZERLAND - 10.5%

Lindt & Spruengli AG                                3,232            7,759,287

Nestle SA (Reg.)                                    15,070           32,110,088

Novartis AG (Reg.)                                  28,677           51,767,745

Richemont Compagnie Financier                       7,000            9,321,940
Class A unit

Roche Holding AG participation certificates         2,222            25,973,884

Swisscom AG (a)                                     19,190           6,516,635

UBS AG (a)                                          118,016          32,436,610

                                                                     165,886,189

UNITED KINGDOM - 33.2%

Allied Zurich PLC (a)                               2,188,235        26,015,817

Anite Group PLC                                     4,489,700        3,984,541

Association British Ports Holdings PLC              1,734,000        8,086,479

Babcock International Group PLC                     4,399,700        4,383,542

Barclays PLC                                        762,300          16,428,186

Boots Co. PLC                                       821,730          12,342,602

British American Tobacco PLC                        1,118,135        10,101,151

British Energy PLC                                  994,200          9,722,361

British Land Co. PLC                                1,066,100        8,568,885

British Petroleum Co. PLC                           2,557,314        37,683,556

British Telecommunications PLC                      1,190,750        15,490,494

British-Borneo Oil & Gas PLC                        2,150,000        8,082,393

Cadbury-Schweppes PLC                               700,500          10,732,833

Capita Group PLC                                    920,400          9,262,671

CGU PLC                                             395,700          6,271,506

Cobham PLC                                          480,000          6,044,275

Electrocomponents PLC                               859,020          5,667,410

Gallaher Group PLC                                  692,500          4,754,324

General Electric Co. PLC                            1,985,900        15,878,735

Glaxo Wellcome PLC                                  1,514,100        47,113,589

Go-Ahead Group PLC                                  314,400          3,448,331

Kingfisher PLC                                      1,381,400        12,132,494

Lloyds TSB Group PLC                                1,129,700        13,951,160

London Insurance Market Investment                  1,884,370        5,206,373
Trust PLC

Misys PLC                                           444,000          3,115,173

National Grid Group PLC                             1,718,945        11,772,547



                                                   SHARES           VALUE (NOTE 1)

Nycomed Amersham PLC                                1,288,434       $ 9,050,640

Orange PLC (a)                                      829,700          7,717,743

Prudential Corp. PLC                                1,197,270        15,577,518

RMC Industries, Inc.                                582,300          8,288,021

Rolls-Royce PLC                                     2,600,000        9,599,909

Royal Bank of Scotland Group PLC                    736,300          9,764,840

Scottish & Newcastle PLC                            488,000          5,948,896

Sema Group PLC                                      878,800          7,122,305

Serco Group PLC                                     447,500          7,793,123

Shell Transport & Trading Co. PLC (Reg.)            5,973,700        36,578,827

Shield Diagnostics Group PLC (a)                    600,900          4,628,552

Siebe PLC                                           2,596,400        10,651,796

SmithKline Beecham PLC                              1,794,620        22,875,355

Stagecoach Holdings PLC                             2,462,500        9,566,419

Triad Group PLC                                     9,100            59,733

Unilever PLC                                        1,519,000        15,261,393

Vodafone Group PLC                                  1,032,325        13,894,022

Wimpey George PLC                                   3,951,800        7,477,537

Zeneca Group PLC                                    180,180          6,921,260

                                                                     525,019,317

UNITED STATES OF AMERICA - 0.6%

Cellular Communications                             162,500          10,100,391
International, Inc. (a)


TOTAL COMMON STOCKS          1,449,304,879
(Cost $1,281,551,932)

PREFERRED STOCKS - 3.1%



CONVERTIBLE PREFERRED STOCKS - 0.1%

UNITED KINGDOM - 0.1%

Peninsular & Oriental Steam              966,669                  1,893,864
Navigation Co. 6.75%

NONCONVERTIBLE PREFERRED STOCKS - 3.0%

GERMANY - 1.4%

Boss (Hugo) AG                           4,080                    6,364,208

Marschollek Lautenschlaeger und          14,800                   7,516,324
Partner AG

SAP AG (Systeme Anwendungen Produkte)    17,356                   8,567,295

                                                                  22,447,827

ITALY - 1.6%

Telecom Italia Mobile Spa                2,083,400                7,403,536

Telecom Italia Spa Risp                  3,485,450                17,684,614

                                                                  25,088,150

TOTAL NONCONVERTIBLE PREFERRED STOCKS                             47,535,977

TOTAL PREFERRED STOCKS                               49,429,841
(Cost $46,581,018)


CORPORATE BONDS - 3.2%

MOODY'S RATINGS (UNAUDITED)                                PRINCIPAL                 VALUE
                                                           AMOUNT (D)                (NOTE 1)

CONVERTIBLE BONDS - 2.0%

ITALY - 0.4%

Mediobanca International Ltd. 3.5% 1/2/01 (e)    -    ITL   6,600,000                $ 7,019,144

NETHERLANDS - 1.6%

Telefonica Europe BV 2% 7/15/02                  A2         16,300,000                24,531,500

TOTAL CONVERTIBLE BONDS                                                               31,550,644

NONCONVERTIBLE BONDS - 1.2%

LUXEMBOURG - 1.2%

Daimler-Benz Capital AG 4.125% 7/5/03 unit       A1   DEM   21,341,000                18,837,884

TOTAL CORPORATE BONDS                                                    50,388,528
(Cost $50,822,037)


CASH EQUIVALENTS - 2.1%

                               SHARES

Taxable Central Cash Fund (b)   33,505,482        33,505,482
(Cost $33,505,482)

TOTAL INVESTMENT IN SECURITIES - 100%      $ 1,582,628,730
(Cost $1,412,460,469)

CURRENCY ABBREVIATIONS

DEM                     -   German deutsche mark

ITL                     -   Italian lira

LEGEND
(a) Non-income producing
(b) At period end, the seven-day yield on the Taxable Central Cash Fund was 4.96%. The yield refers to the income earned by investing in the fund over the seven-day period, expressed as an annual percentage.
(c) Security exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. At the period end, the value of these securities amounted to $2,981,988 or 0.2% of net assets.
(d) Principal amount is stated in United States dollars unless otherwise noted.
(e) Principal amount in thousands.
OTHER INFORMATION
Purchases and sales of securities, other than short-term securities, aggregated $2,120,088,586 and $1,497,715,074, respectively (see Note 3 of Notes to Financial Statements).
The fund placed a portion of its portfolio transactions with brokerage firms which are affiliates of Fidelity Management & Research Company. The commissions paid to these affiliated firms were $2,644 for the period (see Note 4 of Notes to Financial Statements).
MARKET SECTOR DIVERSIFICATION (UNAUDITED)
As a Percentage of Total Value of Investment in Securities
AEROSPACE & DEFENSE                 1.0%

BASIC INDUSTRIES                    3.0

CASH EQUIVALENTS                    2.1

CONSTRUCTION & REAL ESTATE          3.0

DURABLES                            1.6

ENERGY                              7.0

FINANCE                             23.4

HEALTH                              12.7

HOLDING COMPANIES                   1.7

INDUSTRIAL MACHINERY & EQUIPMENT    8.2

MEDIA & LEISURE                     0.9

NONDURABLES                         6.4

RETAIL & WHOLESALE                  3.7

SERVICES                            3.2

TECHNOLOGY                          6.9

TRANSPORTATION                      1.2

UTILITIES                            14.0

                                    100.0%

INCOME TAX INFORMATION
At October 31, 1998, the aggregate cost of investment securities for income tax purposes was $1,420,511,039. Net unrealized appreciation aggregated $162,117,691, of which $252,680,499 related to appreciated investment securities and $90,562,808 related to depreciated investment securities.
The fund hereby designates approximately $86,212,000 as a capital gain dividend for the purpose of the dividend paid deduction.
EUROPE
FINANCIAL STATEMENTS


STATEMENT OF ASSETS AND LIABILITIES
 OCTOBER 31, 1998

ASSETS

INVESTMENT IN                      $ 1,582,628,730
SECURITIES, AT
VALUE
(COST
$1,412,460,
469) -
SEE
ACCOMPANYIN
G SCHEDULE

RECEIVABLE FOR                      22,152,943
INVESTMENTS
SOLD

RECEIVABLE FOR                      2,870,024
FUND SHARES
SOLD

DIVIDENDS                           3,942,445
RECEIVABLE

INTEREST                            604,745
RECEIVABLE

REDEMPTION FEES                     1,796
RECEIVABLE

 TOTAL ASSETS                       1,612,200,683

LIABILITIES

PAYABLE FOR          $ 22,227,226
INVESTMENTS
PURCHASED

PAYABLE FOR           2,052,728
FUND SHARES
REDEEMED

ACCRUED               763,223
MANAGEMENT
FEE

OTHER PAYABLES        799,808
AND
ACCRUED
EXPENSES

 TOTAL LIABILITIES                  25,842,985

NET ASSETS                         $ 1,586,357,698

NET ASSETS
CONSIST OF:

PAID IN CAPITAL                    $ 1,271,947,847

UNDISTRIBUTED                       15,517,755
NET INVESTMENT
INCOME

ACCUMULATED                         128,565,892
UNDISTRIBUTED
NET REALIZED
GAIN (LOSS) ON
INVESTMENTS
AND FOREIGN
CURRENCY
TRANSACTIONS

NET UNREALIZED                      170,326,204
APPRECIATION
(DEPRECIATION)
ON
INVESTMENTS
AND ASSETS
AND LIABILITIES
IN
FOREIGN
CURRENCIES

NET ASSETS, FOR                    $ 1,586,357,698
48,333,724
SHARES
OUTSTANDING

NET ASSET                           $32.82
VALUE AND
REDEMPTION
PRICE PER
SHARE
($1,586,357,
698 (DIVIDED BY)
48,333,724
SHARES)

MAXIMUM                             $33.84
OFFERING PRICE
PER SHARE
(100/97.00
OF $32.82)

STATEMENT OF OPERATIONS

 YEAR ENDED OCTOBER 31, 1998

INVESTMENT INCOME                                                                $ 30,729,763
DIVIDENDS

INTEREST                                                                          4,421,968

                                                                                  35,151,731

LESS FOREIGN TAXES WITHHELD                                                       (3,782,329)

 TOTAL INCOME                                                                     31,369,402

EXPENSES

MANAGEMENT FEE                                                    $ 10,299,384
BASIC FEE

 PERFORMANCE ADJUSTMENT                                            (88,133)

TRANSFER AGENT FEES                                                3,287,862

ACCOUNTING FEES AND EXPENSES                                       700,120

NON-INTERESTED TRUSTEES' COMPENSATION                              7,104

CUSTODIAN FEES AND EXPENSES                                        813,580

REGISTRATION FEES                                                  290,853

AUDIT                                                              56,391

LEGAL                                                              3,975

REPORTS TO SHAREHOLDERS                                            61,151

MISCELLANEOUS                                                      4,253

 TOTAL EXPENSES BEFORE REDUCTIONS                                  15,436,540

 EXPENSE REDUCTIONS                                                (116,005)      15,320,535

NET INVESTMENT INCOME                                                             16,048,867

REALIZED AND UNREALIZED GAIN (LOSS)
NET REALIZED GAIN (LOSS) ON:

 INVESTMENT SECURITIES                                             129,742,635

 FOREIGN CURRENCY TRANSACTIONS                                     (770,014)      128,972,621

CHANGE IN NET UNREALIZED APPRECIATION (DEPRECIATION) ON:

 INVESTMENT SECURITIES                                             (74,367,917)

 ASSETS AND LIABILITIES IN                                         91,008         (74,276,909)
 FOREIGN CURRENCIES

NET GAIN (LOSS)                                                                   54,695,712

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS                  $ 70,744,579

OTHER INFORMATION                                                                $ 1,670,671
SALES CHARGES PAID TO FDC

 SALES CHARGES - RETAINED BY FDC                                                 $ 1,668,232

 DEFERRED SALES CHARGES WITHHELD                                                 $ 44,535
 BY FDC

 EXPENSE REDUCTIONS                                                              $ 79,560
 DIRECTED BROKERAGE ARRANGEMENTS

  CUSTODIAN CREDITS                                                               240

  TRANSFER AGENT CREDITS                                                          36,205

                                                                                 $ 116,005


STATEMENT OF CHANGES IN NET ASSETS
INCREASE (DECREASE) IN   YEAR ENDED       YEAR ENDED
NET ASSETS               OCTOBER 31,      OCTOBER 31,
                         1998             1997

OPERATIONS               $ 16,048,867     $ 13,404,635
NET INVESTMENT
INCOME

 NET REALIZED GAIN        128,972,621      79,961,346
(LOSS)

 CHANGE IN NET            (74,276,909)     86,807,048
UNREALIZED
APPRECIATION
(DEPRECIATION)

 NET INCREASE             70,744,579       180,173,029
(DECREASE) IN NET
ASSETS RESULTING
FROM OPERATIONS

DISTRIBUTIONS TO          (11,392,134)     (6,427,940)
SHAREHOLDERS
FROM NET INVESTMENT
INCOME

 FROM NET REALIZED        (68,664,194)     (46,294,939)
GAIN

 TOTAL DISTRIBUTIONS      (80,056,328)     (52,722,879)

SHARE TRANSACTIONS        1,112,727,257    355,908,188
NET PROCEEDS FROM
SALES OF SHARES

 REINVESTMENT OF          78,862,444       51,814,504
DISTRIBUTIONS

 COST OF SHARES           (512,978,219)    (311,301,709)
REDEEMED

 NET INCREASE             678,611,482      96,420,983
(DECREASE) IN NET
ASSETS RESULTING
FROM SHARE
TRANSACTIONS

REDEMPTION FEES           949,915          475,113

  TOTAL INCREASE          670,249,648      224,346,246
(DECREASE) IN NET
ASSETS

NET ASSETS

 BEGINNING OF PERIOD      916,108,050      691,761,804

 END OF PERIOD           $ 1,586,357,698  $ 916,108,050
(INCLUDING
UNDISTRIBUTED NET
INVESTMENT INCOME
OF $15,517,755
AND $12,950,679,
RESPECTIVELY)

OTHER INFORMATION
SHARES

 SOLD                     31,701,697       12,685,159

 ISSUED IN                2,653,514        2,034,335
REINVESTMENT OF
DISTRIBUTIONS

 REDEEMED                 (15,522,060)     (10,729,871)

 NET INCREASE             18,833,151       3,989,623
(DECREASE)


SEE ACCOMPANYING NOTES WHICH ARE AN INTEGRAL PART OF THE FINANCIAL STATEMENTS.


FINANCIAL HIGHLIGHTS

                                     YEARS
                                     ENDED
                                     OCTOBER
                                     31,

SELECTED PER-SHARE                   1998         1997       1996       1995       1994
DATA

NET ASSET VALUE,                     $ 31.05      $ 27.12    $ 23.51    $ 21.18    $ 18.43
BEGINNING OF PERIOD

INCOME FROM INVESTMENT
OPERATIONS

 NET INVESTMENT                       .39 C        .44 C      .30 C      .27        .18
INCOME

 NET REALIZED AND                     4.10         5.44       4.23       2.37       2.65
UNREALIZED GAIN
(LOSS)

 TOTAL FROM INVESTMENT                4.49         5.88       4.53       2.64       2.83
OPERATIONS

LESS DISTRIBUTIONS

 FROM NET INVESTMENT                  (.39)        (.24)      (.12)      (.20)      (.08)
INCOME

 FROM NET REALIZED                    (2.35)       (1.73)     (.81)      (.11)      -
GAIN

 TOTAL DISTRIBUTIONS                  (2.74)       (1.97)     (.93)      (.31)      (.08)

REDEMPTION FEES                       .02          .02        .01        -          -
ADDED TO PAID IN
CAPITAL

NET ASSET VALUE, END OF              $ 32.82      $ 31.05    $ 27.12    $ 23.51    $ 21.18
PERIOD

TOTAL RETURN A, B                     15.45%       23.35%     20.14%     12.76%     15.41%

RATIOS AND
SUPPLEMENTAL DATA

NET ASSETS, END OF                   $ 1,586,358  $ 916,108  $ 691,762  $ 492,867  $ 507,460
PERIOD (000 OMITTED)

RATIO OF EXPENSES TO                  1.10%        1.19%      1.27%      1.18% D    1.35%
AVERAGE NET ASSETS

RATIO OF EXPENSES TO                  1.09% E      1.18% E    1.27%      1.18%      1.35%
AVERAGE NET ASSETS
AFTER EXPENSE
REDUCTIONS

RATIO OF NET INVESTMENT               1.15%        1.53%      1.20%      1.12%      .85%
INCOME TO AVERAGE
NET ASSETS

PORTFOLIO TURNOVER RATE               114%         57%        45%        38%        49%

A THE TOTAL RETURNS WOULD HAVE
BEEN LOWER HAD CERTAIN
EXPENSES NOT BEEN REDUCED
DURING THE PERIODS SHOWN (SEE
NOTE 7 OF NOTES TO FINANCIAL
STATEMENTS).
B TOTAL RETURNS DO NOT INCLUDE THE
ONE TIME SALES CHARGE.
C NET INVESTMENT INCOME PER
SHARE HAS BEEN CALCULATED
BASED ON AVERAGE SHARES
OUTSTANDING DURING THE PERIOD.
D FMR AGREED TO REIMBURSE A
PORTION OF THE FUND'S EXPENSES
DURING THE PERIOD. WITHOUT THIS
REIMBURSEMENT, THE FUND'S
EXPENSE RATIO WOULD HAVE BEEN
HIGHER.
E FMR OR THE FUND HAS ENTERED
INTO VARYING ARRANGEMENTS WITH
THIRD PARTIES WHO EITHER PAID OR
REDUCED A PORTION OF THE FUND'S
EXPENSES (SEE NOTE 7 OF NOTES
TO FINANCIAL STATEMENTS).


EUROPE CAPITAL APPRECIATION
PERFORMANCE: THE BOTTOM LINE


There are several ways to evaluate a fund's historical performance. You can look at the total percentage change in value, the average annual percentage change or the growth of a hypothetical $10,000 investment. Total return reflects the change in the value of an investment, assuming reinvestment of the fund's dividend income and capital gains (the profits earned upon the sale of securities that have grown in value). Fidelity Europe Capital Appreciation has a 3% sales charge, which was waived beginning July 1, 1998 through December 31, 1998.
CUMULATIVE TOTAL RETURNS
PERIODS ENDED                       PAST 1  LIFE OF
OCTOBER 31, 1998                    YEAR    FUND

FIDELITY EUROPE CAPITAL APP         13.65%  114.49%

FIDELITY EUROPE CAPITAL APP         10.25%  108.06%
 (INCL. 3.00% SALES CHARGE)

MSCI Europe                         23.39%  121.09%

European Region Funds Average       15.45%  n/a

CUMULATIVE TOTAL RETURNS show the fund's performance in percentage terms over a set period - in this case, one year or since the fund started on December 21, 1993. For example, if you had invested $1,000 in a fund that had a 5% return over the past year, the value of your investment would be $1,050. You can compare the fund's returns to the performance of the Morgan Stanley Capital International (MSCI) Europe Index - an unmanaged market capitalization weighted index that is designed to represent the performance of developed stock markets in Europe. As of October 31, 1998, the index included over 590 equity securities of companies domiciled in 15 European countries. To measure how the fund's performance stacked up against its peers, you can compare it to the European region funds average, which reflects the performance of mutual funds with similar objectives tracked by Lipper Analytical Services, Inc. The past one year average represents a peer group of 91 mutual funds. These benchmarks include reinvested dividends and capital gains, if any, and exclude the effect of sales charges.
AVERAGE ANNUAL TOTAL RETURNS
PERIODS ENDED                  PAST 1  LIFE OF
OCTOBER 31, 1998               YEAR    FUND

FIDELITY EUROPE CAPITAL APP    13.65%  16.99%

FIDELITY EUROPE CAPITAL APP    10.25%  16.26%
 (INCL. 3.00% SALES CHARGE)

MSCI Europe                    23.39%  17.72%

European Region Funds Average  15.45%  n/a

AVERAGE ANNUAL TOTAL RETURNS take the fund's cumulative return and show you what would have happened if the fund had performed at a constant rate each year.
$10,000 OVER LIFE OF FUND
             Europe Cap. Appreciation    MS Europe Index (Net)
             00341                       MS002
  1993/12/21       9700.00                    10000.00
  1993/12/31       9729.10                    10087.27
  1994/01/31      11145.30                    10600.97
  1994/02/28      10670.00                    10225.54
  1994/03/31      10786.40                     9936.13
  1994/04/30      11242.30                    10347.57
  1994/05/31      10825.20                     9907.72
  1994/06/30      10602.10                     9803.69
  1994/07/31      11145.30                    10317.50
  1994/08/31      11339.30                    10644.74
  1994/09/30      10941.60                    10222.65
  1994/10/31      11009.50                    10667.98
  1994/11/30      10534.20                    10259.35
  1994/12/31      10398.40                    10317.67
  1995/01/31      10272.30                    10236.89
  1995/02/28      10563.30                    10468.83
  1995/03/31      10786.40                    10954.64
  1995/04/30      11300.50                    11304.96
  1995/05/31      11475.10                    11536.43
  1995/06/30      11640.00                    11645.19
  1995/07/31      12241.40                    12252.18
  1995/08/31      11737.00                    11778.54
  1995/09/30      12086.20                    12134.35
  1995/10/31      11717.60                    12077.04
  1995/11/30      11649.70                    12162.91
  1995/12/31      11926.02                    12548.36
  1996/01/31      12005.13                    12630.39
  1996/02/29      12311.69                    12860.48
  1996/03/31      12509.47                    13014.26
  1996/04/30      12865.47                    13108.42
  1996/05/31      13152.25                    13209.72
  1996/06/30      13221.47                    13355.17
  1996/07/31      12954.47                    13187.88
  1996/08/31      13439.03                    13579.22
  1996/09/30      13735.69                    13864.95
  1996/10/31      13913.69                    14186.83
  1996/11/30      14793.81                    14905.74
  1996/12/31      15013.99                    15194.47
  1997/01/31      15389.62                    15239.60
  1997/02/28      15566.38                    15445.33
  1997/03/31      15842.58                    15948.85
  1997/04/30      15919.91                    15873.58
  1997/05/31      16638.02                    16555.66
  1997/06/30      17654.42                    17388.08
  1997/07/31      18460.91                    18206.02
  1997/08/31      17367.18                    17169.01
  1997/09/30      19201.12                    18837.32
  1997/10/31      18306.24                    17917.87
  1997/11/30      18328.34                    18197.57
  1997/12/31      18761.13                    18866.87
  1998/01/31      19553.49                    19656.64
  1998/02/28      21125.44                    21197.92
  1998/03/31      23016.89                    22712.30
  1998/04/30      23643.11                    23157.91
  1998/05/31      24243.78                    23631.96
  1998/06/30      24103.19                    23895.92
  1998/07/31      24448.26                    24373.13
  1998/08/31      19834.65                    21312.60
  1998/09/30      19310.67                    20465.85
  1998/10/30      20805.94                    22109.46
IMATRL PRASUN   SHR__CHT 19981031 19981113 090127 R00000000000062
$10,000 OVER LIFE OF FUND: Let's say hypothetically that $10,000 was invested in Fidelity Europe Capital Appreciation Fund on December 21, 1993, when the fund started, and the current 3.00% sales charge was paid. As the chart shows, by October 31, 1998, the value of the investment would have grown to $20,806 - a 108.06% increase on the initial investment. For comparison, look at how the Morgan Stanley Capital International Europe Index did over the same period. With dividends and capital gains, if any, reinvested, the same $10,000 would have grown to $22,109 - a 121.09% increase.

UNDERSTANDING PERFORMANCE
Many markets around the globe offer the potential for significant growth over time; however, investing in foreign markets means assuming greater risks than investing in the United States. Factors like changes in a country's financial markets, its local political and economic climate, and the fluctuating value of its currency create these risks. For these reasons an international fund's performance may be more volatile than a fund that invests exclusively in the United States. Past performance is no guarantee of future results and you may have a gain or loss when you sell your shares.
(checkmark)
EUROPE CAPITAL APPRECIATION
FUND TALK: THE MANAGER'S OVERVIEW



An interview with Kevin McCarey, Portfolio Manager of Fidelity Europe Capital Appreciation Fund
Q. HOW DID THE FUND PERFORM, KEVIN?
A. For the 12 months that ended October 31, 1998, the fund returned 13.65%. This trailed the the Morgan Stanley Capital International Europe Index, which returned 23.39% during the same time period. The fund's return was more in line with that of the European region funds average, which returned 15.45% during this time according to Lipper Analytical Services.
Q. WHAT FACTORS PLAYED KEY ROLES IN THE FUND'S PERFORMANCE?
A. Much of the fund's underperformance can be traced to the difficult environment we witnessed during the second half of the period. The economic problems that began a year ago in Asia eventually spread to other emerging markets, including Russia and Latin America. Some of the larger, multinational European companies depend on these markets as a source of growth, and this volatility was a significant detriment to overall stock performance. One area that was negatively affected was finance stocks, which represented just over 26% of the fund's investments at the close of the period. Banks with investment banking exposure and outstanding provisions - i.e., loans or letters of credit
- to emerging-market countries were especially stung. Two of the fund's Swiss banking stocks - Credit Suisse and UBS - fell into this category and both performed weakly.
Q. BASED ON THIS VOLATILITY, DID YOU MAKE ANY CHANGES TO YOUR
INVESTING STRATEGY?
A. I made a couple. First, as growth investments fell out of favor, I began to look at industries that tend to have more stable earnings profiles. Two sectors that I turned to were utilities - which accounted for about 18% of the fund's investments at the end of the period - and pharmaceuticals, which represented around 13% of investments. The fund's positions in utility stocks Deutsche Telekom, Spain's Telefonica and Telecom Italia - all significant positions at the close of the period - performed well. Meanwhile, Switzerland-based Novartis - the fund's largest single investment at the end of the period - reflected my attraction to pharmaceutical stocks. One other strategy was to look at companies engaged in "self-help" initiatives. When things are bad on the outside, companies with room to grow within can become appealing. Some of the fund's positions - such as British Petroleum, which joined forces with Amoco, and Daimler-Benz, which teamed up with Chrysler - were examples of this approach.
Q. ON JANUARY 1, 1999, 11 EUROPEAN COUNTRIES WILL ADOPT THE EURO AS THEIR OFFICIAL CURRENCY. ANY THOUGHTS?
A. It won't have much of an impact on my investing process, but the euro could result in several positive developments. First, short- and long-term interest rates in Europe should be lower. As the euro date has approached, rates have gone down and the general feeling is that overall inflation should be kept at bay. Second, a lot of companies may begin to look beyond their normal regions of operation for opportunities in other countries. This could create an acceleration in cross-border merger and acquisition activity. Lastly, the shareholder bases for companies will automatically become more regionally diverse and companies may become more accountable to their shareholders.
Q. WHICH INDIVIDUAL STOCKS PERFORMED WELL? WHICH PROVED DISAPPOINTING?
A. The fund's position in pharmaceutical company Glaxo Wellcome did well, as the company benefited from a more favorable sales environment. Germany-based manufacturing company Mannesmann and the U.K.'s Vodafone also performed well due to positive trends within the telecommunications industry. Disappointments included French hotel operator Accor, which slid due to slower anticipated growth for the company.
Q. WHAT'S YOUR OUTLOOK FOR THE COMING MONTHS?
A. I've mentioned in past reports how the trend towards corporate restructuring has been positive, and I think the drivers behind this will both continue and deepen in the months ahead. European companies have instituted management pay programs based on bonuses and incentives, and companies are increasingly focusing on improving the value of their stock. These two factors could lead to more consolidation activity. In terms of the fund itself, opportunities could present themselves if companies that were reluctant to restructure in past years decide that now is the time.
THE VIEWS EXPRESSED IN THIS REPORT REFLECT THOSE OF THE PORTFOLIO MANAGER ONLY THROUGH THE END OF THE PERIOD OF THE REPORT AS STATED ON THE COVER. THE MANAGER'S VIEWS ARE SUBJECT TO CHANGE AT ANY TIME BASED ON MARKET AND OTHER CONDITIONS.


FUND FACTS
GOAL: long-term growth of capital by investing mainly in equity securities of European issuers
FUND NUMBER: 341
TRADING SYMBOL: FECAX
START DATE: December 21, 1993
SIZE: as of October 31, 1998, more than
$650 million
MANAGER: Kevin McCarey, since inception;
manager, Fidelity Select Financial Services
Portfolio, Fidelity Select Automotive Portfolio,
1988-1990; Fidelity Select Regional Banks
Portfolio, 1986-1989; joined Fidelity in 1985
(checkmark)
EUROPE CAPITAL APPRECIATION

INVESTMENT CHANGES




GEOGRAPHIC DIVERSIFICATION (% OF FUND'S INVESTMENTS)

AS OF OCTOBER 31, 1998
UNITED STATES 3.2%
ROW: 1, COL: 1, VALUE: 17.3
ROW: 1, COL: 2, VALUE: 13.1
ROW: 1, COL: 3, VALUE: 7.3
ROW: 1, COL: 4, VALUE: 5.5
ROW: 1, COL: 5, VALUE: 5.9
ROW: 1, COL: 6, VALUE: 4.5
ROW: 1, COL: 7, VALUE: 2.1
ROW: 1, COL: 8, VALUE: 11.4
ROW: 1, COL: 9, VALUE: 29.7
ROW: 1, COL: 10, VALUE: 3.2
FRANCE 17.3%
UNITED KINGDOM 29.7%
GERMANY 13.1%
ITALY 7.3%
SWITZERLAND 11.4%
NETHERLANDS 5.5%
SWEDEN 2.1%
OTHER 5.9%
SPAIN 4.5%
AS OF APRIL 30, 1998
UNITED STATES 4.0%
ROW: 1, COL: 1, VALUE: 19.0
ROW: 1, COL: 2, VALUE: 9.6
ROW: 1, COL: 3, VALUE: 5.4
ROW: 1, COL: 4, VALUE: 10.4
ROW: 1, COL: 5, VALUE: 9.199999999999999
ROW: 1, COL: 6, VALUE: 3.6
ROW: 1, COL: 7, VALUE: 4.3
ROW: 1, COL: 8, VALUE: 8.4
ROW: 1, COL: 9, VALUE: 26.1
ROW: 1, COL: 10, VALUE: 4.0
FRANCE 19.0%
UNITED KINGDOM 26.1%
GERMANY 9.6%
ITALY 5.4%
SWITZERLAND 8.4%
SWEDEN 4.3%
NETHERLANDS 10.4%
SPAIN 3.6%
OTHER 9.2%
ASSET ALLOCATION

                        % OF FUND'S  % OF FUND'S
                        INVESTMENTS  INVESTMENTS
                                     6 MONTHS AGO

Stocks                   96.8         96.0

Short-term investments   3.2          4.0

TOP TEN STOCKS AS OF OCTOBER 31, 1998

                                        % OF FUND'S   % OF FUND'S
                                        INVESTMENTS   INVESTMENTS
                                                      IN THESE STOCKS
                                                      6 MONTHS AGO

Novartis AG (Reg.)                       3.3           1.1
(Switzerland, Drugs &
 Pharmaceuticals)

Glaxo Wellcome PLC                       2.6           0.2
(United Kingdom, Drugs &
 Pharmaceuticals)

Nestle SA (Reg.)                         2.4           1.5
(Switzerland, Foods)

Lloyds TSB Group PLC                     2.2           1.4
(United Kingdom, Banks)

British Petroleum Co. PLC                2.2           0.5
(United Kingdom, Oil & Gas)

Deutsche Telekom AG                      1.9           0.0
(Germany, Telephone Services)

Telefonica de Espana SA                  1.9           1.4
(Spain, Telephone Services)

Alcatel Alsthom Compagnie                1.9           2.4
 Generale d'Electricite SA
(France, Electrical Equipment)

SmithKline Beecham PLC                   1.8           1.2
(United Kingdom, Drugs &
 Pharmaceuticals)

Roche Holding AG participation           1.8           0.0
 certificates
(Switzerland, Drugs & Pharmaceuticals)

TOP TEN MARKET SECTORS AS OF OCTOBER 31, 1998

                                               % OF FUND'S   % OF FUND'S
                                               INVESTMENTS   INVESTMENTS
                                                             IN THESE
                                                             MARKET SECTORS
                                                             6 MONTHS AGO

FINANCE                                         26.4          23.6

UTILITIES                                       17.8          8.8

HEALTH                                          12.8          5.4

ENERGY                                          7.1           6.1

NONDURABLES                                     6.9           7.7

INDUSTRIAL MACHINERY & EQUIPMENT                4.9           8.5

RETAIL & WHOLESALE                              4.2           3.2

TECHNOLOGY                                      3.6           4.7

DURABLES                                        2.7           5.3

SERVICES                                        2.7           2.9

EUROPE CAPITAL APPRECIATION

INVESTMENTS OCTOBER 31, 1998

Showing Percentage of Total Value of Investment in Securities



COMMON STOCKS - 92.2%

                                                                    SHARES                    VALUE (NOTE 1)

BELGIUM - 0.8%

Electrabel SA                                                        13,600                   $ 5,009,062

FINLAND - 2.0%

Merita Ltd. Series A                                                 293,900                   1,577,124

OY Nokia AB sponsored ADR                                            103,500                   9,631,969

Sampo Insurance Co. Ltd.                                             54,000                    1,684,985

                                                                                               12,894,078

FRANCE - 17.3%

Accor SA                                                             16,375                    3,444,603

Alcatel Alsthom Compagnie Generale d'Electricite SA                  109,900                   12,089,000

Axa SA                                                               74,900                    8,478,685

Banque Nationale de Paris                                            124,400                   7,890,903

Cap Gemini SA                                                        31,000                    4,665,898

Castorama Dubois Investissements SA                                  28,800                    5,144,618

Compagnie de St. Gobain                                              15,700                    2,326,261

Elf Aquitaine                                                        67,700                    7,853,200

France Telecom SA                                                    17,700                    1,236,323

Groupe Danone                                                        21,400                    5,666,601

L'Oreal SA                                                           7,000                     4,006,165

Lagardere S.C.A. (Reg.)                                              65,000                    2,619,824

Pinault Printemps SA                                                 24,000                    4,023,289

Renault SA                                                           30,000                    1,284,316

Rhone-Poulenc SA Class A                                             69,300                    3,235,443

Sanofi SA                                                            24,600                    3,857,815

Societe Generale, France Class A                                     61,400                    8,134,722

Suez Lyonnaise des Eaux                                              28,220                    5,061,359

Synthelabo                                                           16,400                    3,133,551

Total SA Class B                                                     65,600                    7,675,200

Unibail                                                              13,500                    1,856,715

Vivendi SA                                                           39,825                    9,109,708

                                                                                               112,794,199

GERMANY - 11.2%

Allianz AG (Reg.)                                                    32,600                    11,205,018

BASF AG                                                              112,500                   4,787,712

Bayerische Hypo-Und Vereinsbank                                      70,400                    5,577,944

BHF Bank AG                                                          40,300                    1,565,463

Daimler-Benz AG (a)                                                  147,700                   11,643,073

Deutsche Lufthansa AG (Reg.)                                         134,300                   2,931,215

Deutsche Telekom AG                                                  460,700                   12,484,023

Dresdner Bank AG                                                     38,400                    1,497,461

Hoechst AG                                                           75,000                    3,161,880

Mannesmann AG                                                        96,000                    9,478,114

RWE AG                                                               86,700                    4,720,799

Viag AG                                                              5,800                     3,923,942

                                                                                               72,976,644

IRELAND - 1.2%

Bank of Ireland, Inc.                                                212,200                   3,881,968



                                                                    SHARES                    VALUE (NOTE 1)

CRH PLC                                                              48,200                   $ 692,767

Elan Corp. PLC ADR (a)                                               46,000                    3,222,875

                                                                                               7,797,610

ITALY - 4.6%

Assicurazioni Generali Spa                                           243,100                   8,685,441

Banca Commerciale Italiana Spa                                       800,000                   4,954,836

Banca di Roma (a)                                                    981,500                   1,714,811

Eni Spa sponsored ADR                                                1,209,800                 7,227,354

Istituto Bancario San Paolo                                          512,000                   7,618,707

                                                                                               30,201,149

LUXEMBOURG - 0.5%

Stolt Comex Seaway SA                                                233,800                   2,980,950

NETHERLANDS - 5.5%

Aegon NV                                                             34,600                    3,004,586

Ahold NV                                                             114,100                   3,795,795

Akzo Nobel NV                                                        131,700                   5,122,098

Fortis Amev NV                                                       96,900                    6,296,657

Heineken NV                                                          42,300                    2,254,701

ING Groep NV                                                         141,951                   6,874,361

Philips Electronics NV (Bearer)                                      28,500                    1,563,938

Samas Groep NV                                                       81,500                    1,357,824

Vedior NV                                                            149,359                   3,808,586

VNU                                                                  59,000                    2,041,785

                                                                                               36,120,331

PORTUGAL - 1.4%

Banco Pinto & Sotto Mayor SA                                         81,900                    1,571,862

Electricidade de Portugal SA                                         141,200                   3,554,761

Telecel Comunicacoes Pessoais SA                                     20,000                    3,689,950

                                                                                               8,816,573

SPAIN - 4.5%

Banco Bilbao Vizcaya SA (Reg.)                                       221,900                   2,996,518

Banco Central Hispanoamericano SA                                    291,000                   3,216,098

Banco Santander SA                                                   124,200                   2,277,442

Corporacion Mapfre Compania Internacional de Reaseguros SA (Reg.)    45,200                    1,195,053

Endesa SA                                                            200,000                   5,046,198

Iberdrola SA                                                         140,000                   2,263,682

Telefonica de Espana SA                                              273,000                   12,340,299

                                                                                               29,335,290

SWEDEN - 2.1%

Astra AB Class A                                                     112,000                   1,839,062

Ericsson (L.M.) Telefon AB Class B                                   323,500                   7,311,481

Svenska Handelsbanken                                                114,000                   4,809,663

                                                                                               13,960,206

SWITZERLAND - 11.4%

Credit Suisse Group (Reg.)                                           38,800                    5,977,953

Julius Baer Holding AG                                               1,225                     3,761,144

Nestle SA (Reg.)                                                     7,300                     15,554,323

COMMON STOCKS - CONTINUED

                                                                    SHARES                    VALUE (NOTE 1)

SWITZERLAND - CONTINUED

Novartis AG (Reg.)                                                   11,860                   $ 21,409,681

Roche Holding AG participation certificates                          1,000                     11,689,417

Swisscom AG (a)                                                      13,100                    4,448,563

UBS AG (a)                                                           40,807                    11,215,774

                                                                                               74,056,855

UNITED KINGDOM - 29.7%

Allied Zurich PLC (a)                                                573,800                   6,821,880

Bank of Scotland                                                     290,588                   3,157,967

Barclays PLC                                                         108,000                   2,327,488

BG PLC                                                               445,200                   2,918,583

BOC Group PLC                                                        161,100                   2,365,812

Boots Co. PLC                                                        178,900                   2,687,125

British Aerospace PLC                                                480,684                   3,493,289

British American Tobacco PLC                                         154,900                   1,399,355

British Petroleum Co. PLC                                            960,000                   14,146,176

British Telecommunications PLC                                       859,900                   11,186,459

Cable & Wireless Communications PLC (a)                              540,000                   4,069,035

Cadbury-Schweppes PLC                                                245,800                   3,766,068

CGU PLC                                                              422,400                   6,694,678

Diageo PLC                                                           332,300                   3,589,014

GKN PLC Class L                                                      171,700                   2,087,335

Glaxo Wellcome PLC                                                   550,000                   17,114,110

Kingfisher PLC                                                       538,026                   4,725,349

Lloyds TSB Group PLC                                                 1,147,130                 14,166,410

Misys PLC                                                            212,000                   1,487,425

National Westminster Bank PLC                                        148,400                   2,507,323

Pearson PLC                                                          255,600                   4,459,783

Prudential Corp. PLC                                                 345,700                   4,497,856

Reed International PLC                                               250,000                   2,116,149

Rentokil Initial PLC                                                 720,000                   4,509,094

RMC Industries, Inc.                                                 202,300                   2,879,386

Saatchi & Saatchi PLC                                                1,980,000                 3,845,992

Schroders PLC                                                        165,000                   3,135,920

Scottish Hydro-Electric PLC                                          271,900                   2,793,244

Seton Scholl Healthcare Group PLC                                    205,858                   2,602,555

Shell Transport & Trading Co. PLC (Reg.)                             1,466,300                 8,978,612

Siebe PLC                                                            269,200                   1,104,400

SmithKline Beecham PLC                                               938,089                   11,957,472

Somerfield PLC                                                       449,200                   2,899,675

Unilever PLC                                                         953,000                   9,574,791

Vodafone Group PLC                                                   657,520                   8,849,536

Wickes PLC                                                           1,648,800                 4,707,361

Wimpey George PLC                                                    134,800                   255,067

Zeneca Group PLC                                                     81,500                    3,130,662

                                                                                               193,008,436

TOTAL COMMON STOCKS                                                              599,951,383
(Cost $561,952,092)



NONCONVERTIBLE PREFERRED STOCKS - 4.6%

                                        SHARES                   VALUE (NOTE 1)

GERMANY - 1.9%

Dyckerhoff AG                            9,400                   $ 2,887,062

Porsche AG (non-vtg.)                    850                      1,464,631

SAP AG (Systeme Anwendungen Produkte)    16,000                   7,897,944

                                                                  12,249,637

ITALY - 2.7%

Telecom Italia Mobile Spa                1,740,000                6,183,235

Telecom Italia Spa Risp                  2,236,800                11,349,164

                                                                  17,532,399

TOTAL NONCONVERTIBLE PREFERRED STOCKS                29,782,036
(Cost $26,223,687)



CASH EQUIVALENTS - 3.2%



Taxable Central Cash Fund (b)           20,556,408                  20,556,408
(Cost $20,556,408)

TOTAL INVESTMENT IN SECURITIES - 100%               $ 650,289,827
(Cost $608,732,187)


LEGEND
(a) Non-income producing
(b) At period end, the seven-day yield on the Taxable Central Cash Fund was 4.96%. The yield refers to the income earned by investing in the fund over the seven-day period, expressed as an annual percentage. OTHER INFORMATION
Purchases and sales of securities, other than short-term securities, aggregated $1,284,695,180 and $994,099,997, respectively (see Note 3 of Notes to Financial Statements).
The fund placed a portion of its portfolio transactions with brokerage firms which are affiliates of Fidelity Management & Research Company. The commissions paid to these affiliated firms were $10,741 for the period (see Note 4 of Notes to Financial Statements).
The fund participated in the bank borrowing program. The maximum loan and average daily balances during the period for which loans were outstanding amounted to $4,284,000 and $4,026,800, respectively. The weighted average interest rate was 5.4% (see Note 6 of Notes to Financial Statements).
MARKET SECTOR DIVERSIFICATION (UNAUDITED)
As a Percentage of Total Value of Investment in Securities
AEROSPACE & DEFENSE                 0.5%

BASIC INDUSTRIES                    2.4

CASH EQUIVALENTS                    3.2

CONSTRUCTION & REAL ESTATE          2.1

DURABLES                            2.7

ENERGY                              7.1

FINANCE                             26.4

HEALTH                              12.8

HOLDING COMPANIES                   0.4

INDUSTRIAL MACHINERY & EQUIPMENT    4.9

MEDIA & LEISURE                     1.8

NONDURABLES                         6.9

RETAIL & WHOLESALE                  4.2

SERVICES                            2.7

TECHNOLOGY                          3.6

TRANSPORTATION                      0.5

UTILITIES                           17.8

                                    100.0%

INCOME TAX INFORMATION
At October 31, 1998, the aggregate cost of investment securities for income tax purposes was $615,538,326. Net unrealized appreciation aggregated $34,751,501, of which $71,738,722 related to appreciated investment securities and $36,987,221 related to depreciated investment securities.
The fund hereby designates approximately $12,011,000 as a capital gain dividend for the purpose of the dividend paid deduction.
At October 31, 1998, the fund had a capital loss carryforward of approximately $17,004,000, all of which will expire on October 31, 2006.
EUROPE CAPITAL APPRECIATION
FINANCIAL STATEMENTS


STATEMENT OF ASSETS AND LIABILITIES
 OCTOBER 31, 1998

ASSETS

INVESTMENT IN                      $ 650,289,827
SECURITIES, AT
VALUE
(COST
$608,732,18
7) -
SEE
ACCOMPANYIN
G SCHEDULE

FOREIGN                             2,815
CURRENCY HELD
AT VALUE
(COST $2,739)

RECEIVABLE FOR                      34,588,133
INVESTMENTS
SOLD

RECEIVABLE FOR                      1,421,393
FUND SHARES
SOLD

DIVIDENDS                           1,570,826
RECEIVABLE

INTEREST                            36,720
RECEIVABLE

REDEMPTION FEES                     553
RECEIVABLE

 TOTAL ASSETS                       687,910,267

LIABILITIES

PAYABLE FOR          $ 34,322,863
INVESTMENTS
PURCHASED

PAYABLE FOR           2,062,436
FUND SHARES
REDEEMED

ACCRUED               350,565
MANAGEMENT
FEE

OTHER PAYABLES        367,302
AND
ACCRUED
EXPENSES

 TOTAL LIABILITIES                  37,103,166

NET ASSETS                         $ 650,807,101

NET ASSETS
CONSIST OF:

PAID IN CAPITAL                    $ 627,865,700

UNDISTRIBUTED                       5,124,361
NET INVESTMENT
INCOME

ACCUMULATED                         (23,810,019)
UNDISTRIBUTED
NET REALIZED
GAIN (LOSS) ON
INVESTMENTS
AND FOREIGN
CURRENCY
TRANSACTIONS

NET UNREALIZED                      41,627,059
APPRECIATION
(DEPRECIATION)
ON
INVESTMENTS
AND ASSETS
AND LIABILITIES
IN
FOREIGN
CURRENCIES

NET ASSETS, FOR                    $ 650,807,101
39,969,117
SHARES
OUTSTANDING

NET ASSET                           $16.28
VALUE AND
REDEMPTION
PRICE PER
SHARE
($650,807,1
01 (DIVIDED BY)
39,969,117
SHARES)

STATEMENT OF OPERATIONS

 YEAR ENDED OCTOBER 31, 1998

INVESTMENT INCOME                                                                $ 11,609,227
DIVIDENDS

INTEREST                                                                          1,379,606

                                                                                  12,988,833

LESS FOREIGN TAXES WITHHELD                                                       (1,285,184)

 TOTAL INCOME                                                                     11,703,649

EXPENSES

MANAGEMENT FEE                                                    $ 4,368,067
BASIC FEE

 PERFORMANCE ADJUSTMENT                                            (91,978)

TRANSFER AGENT FEES                                                1,378,298

ACCOUNTING FEES AND EXPENSES                                       396,823

NON-INTERESTED TRUSTEES' COMPENSATION                              2,437

CUSTODIAN FEES AND EXPENSES                                        356,877

REGISTRATION FEES                                                  160,803

AUDIT                                                              49,841

LEGAL                                                              3,058

INTEREST                                                           3,022

REPORTS TO SHAREHOLDERS                                            24,777

MISCELLANEOUS                                                      1,825

 TOTAL EXPENSES BEFORE REDUCTIONS                                  6,653,850

 EXPENSE REDUCTIONS                                                (262,108)      6,391,742

NET INVESTMENT INCOME                                                             5,311,907

REALIZED AND UNREALIZED GAIN (LOSS)
NET REALIZED GAIN (LOSS) ON:

 INVESTMENT SECURITIES                                             (22,980,226)

 FOREIGN CURRENCY TRANSACTIONS                                     (563,936)      (23,544,162)

CHANGE IN NET UNREALIZED APPRECIATION (DEPRECIATION) ON:

 INVESTMENT SECURITIES                                             11,487,107

 ASSETS AND LIABILITIES IN                                         46,038         11,533,145
 FOREIGN CURRENCIES

NET GAIN (LOSS)                                                                   (12,011,017)

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS                  $ (6,699,110)

OTHER INFORMATION                                                                $ 1,074,774
SALES CHARGES PAID TO FDC

 SALES CHARGES - RETAINED BY FDC                                                 $ 1,068,074

 EXPENSE REDUCTIONS                                                              $ 256,641
  DIRECTED BROKERAGE ARRANGEMENTS

  CUSTODIAN CREDITS                                                               2,041

  TRANSFER AGENT CREDITS                                                          3,426

                                                                                 $ 262,108


STATEMENT OF CHANGES IN NET ASSETS
INCREASE (DECREASE) IN   YEAR ENDED      YEAR ENDED
NET ASSETS               OCTOBER 31,     OCTOBER 31,
                         1998            1997

OPERATIONS               $ 5,311,907     $ 4,455,207
NET INVESTMENT
INCOME

 NET REALIZED GAIN        (23,544,162)    62,599,749
(LOSS)

 CHANGE IN NET            11,533,145      15,678,969
UNREALIZED
APPRECIATION
(DEPRECIATION)

 NET INCREASE             (6,699,110)     82,733,925
(DECREASE) IN NET
ASSETS RESULTING
FROM OPERATIONS

DISTRIBUTIONS TO          (3,656,037)     (2,855,514)
SHAREHOLDERS
FROM NET INVESTMENT
INCOME

 FROM NET REALIZED        (45,993,007)    (16,015,689)
GAIN

 TOTAL DISTRIBUTIONS      (49,649,044)    (18,871,203)

SHARE TRANSACTIONS        619,171,673     297,299,863
NET PROCEEDS FROM
SALES OF SHARES

 REINVESTMENT OF          48,775,275      18,146,164
DISTRIBUTIONS

 COST OF SHARES           (333,641,119)   (177,761,244)
REDEEMED

 NET INCREASE             334,305,829     137,684,783
(DECREASE) IN NET
ASSETS RESULTING
FROM SHARE
TRANSACTIONS

REDEMPTION FEES           800,051         310,115

  TOTAL INCREASE          278,757,726     201,857,620
(DECREASE) IN NET
ASSETS

NET ASSETS

 BEGINNING OF PERIOD      372,049,375     170,191,755

 END OF PERIOD           $ 650,807,101   $ 372,049,375
(INCLUDING
UNDISTRIBUTED NET
INVESTMENT INCOME
OF $5,124,361
AND $4,579,952,
RESPECTIVELY)

OTHER INFORMATION
SHARES

 SOLD                     34,085,254      20,196,556

 ISSUED IN                3,398,974       1,399,089
REINVESTMENT OF
DISTRIBUTIONS

 REDEEMED                 (19,973,021)    (11,229,699)

 NET INCREASE             17,511,207      10,365,946
(DECREASE)


SEE ACCOMPANYING NOTES WHICH ARE AN INTEGRAL PART OF THE FINANCIAL STATEMENTS.


FINANCIAL HIGHLIGHTS

                                        YEARS ENDED
                                        OCTOBER 31,

SELECTED PER-SHARE                      1998          1997       1996       1995       1994 G
DATA

NET ASSET VALUE,                        $ 16.57       $ 14.07    $ 12.08    $ 11.35    $ 10.00
BEGINNING OF PERIOD

INCOME FROM INVESTMENT
OPERATIONS

 NET INVESTMENT                          .15 D         .20 D      .22 E      .23        .08 D
INCOME

 NET REALIZED AND                        1.79 H        3.81       2.00       .50        1.27
UNREALIZED GAIN
(LOSS)

 TOTAL FROM INVESTMENT                   1.94          4.01       2.22       .73        1.35
OPERATIONS

LESS DISTRIBUTIONS

 FROM NET INVESTMENT                     (.17) I       (.23)      (.23)      -          -
INCOME

 FROM NET REALIZED                       (2.08) I      (1.29)     -          -          -
GAIN

 TOTAL DISTRIBUTIONS                     (2.25)        (1.52)     (.23)      -          -

REDEMPTION FEES                          .02           .01        -          -          -
ADDED TO PAID IN
CAPITAL

NET ASSET VALUE, END OF                 $ 16.28       $ 16.57    $ 14.07    $ 12.08    $ 11.35
PERIOD

TOTAL RETURN B, C                        13.65%        31.57%     18.74%     6.43%      13.50%

RATIOS AND
SUPPLEMENTAL DATA

NET ASSETS, END OF                      $ 650,807     $ 372,049  $ 170,192  $ 194,433  $ 352,855
PERIOD (000 OMITTED)

RATIO OF EXPENSES TO                     1.12%         1.10%      1.33%      1.36%      1.54% A
AVERAGE NET ASSETS

RATIO OF EXPENSES TO                     1.08% F       1.07% F    1.30% F    1.36%      1.54% A
AVERAGE NET ASSETS
AFTER EXPENSE
REDUCTIONS

RATIO OF NET INVESTMENT                  .89%          1.33%      1.66%      1.45%      .79% A
INCOME TO AVERAGE
NET ASSETS

PORTFOLIO TURNOVER RATE                  179%          189%       155%       176%       317% A

A ANNUALIZED
B THE TOTAL RETURNS WOULD HAVE
BEEN LOWER HAD CERTAIN EXPENSES NOT
BEEN REDUCED DURING THE PERIODS
SHOWN (SEE NOTE 7 OF NOTES TO
FINANCIAL STATEMENTS).
C TOTAL RETURNS DO NOT INCLUDE THE
ONE TIME SALES CHARGE AND FOR PERIODS
OF LESS THAN ONE YEAR ARE NOT
ANNUALIZED.
D NET INVESTMENT INCOME PER
SHARE HAS BEEN CALCULATED BASED ON
AVERAGE SHARES OUTSTANDING DURING THE
PERIOD.
E INVESTMENT INCOME PER SHARE
REFLECTS A SPECIAL DIVIDEND WHICH
AMOUNTED TO $.04 PER SHARE.
F FMR OR THE FUND HAS ENTERED
INTO VARYING ARRANGEMENTS WITH THIRD
PARTIES WHO EITHER PAID OR REDUCED A
PORTION OF THE FUND'S EXPENSES (SEE
NOTE 7 OF NOTES TO FINANCIAL
STATEMENTS).
G FOR THE PERIOD DECEMBER 21,
1993 (COMMENCEMENT OF
OPERATIONS) TO OCTOBER 31, 1994.
H THE AMOUNT SHOWN FOR A SHARE
OUTSTANDING DOES NOT CORRESPOND WITH
THE AGGREGATE NET LOSS ON INVESTMENTS
FOR THE PERIOD DUE TO THE TIMING OF
SALES AND REPURCHASES OF FUND SHARES
IN RELATION TO FLUCTUATING MARKET
VALUES OF THE INVESTMENTS
 OF THE FUND.
I THE AMOUNTS SHOWN REFLECT
CERTAIN RECLASSIFICATIONS RELATED TO
BOOK TO TAX DIFFERENCES (SEE NOTE 1
OF NOTES TO FINANCIAL STATEMENTS).


FRANCE
PERFORMANCE: THE BOTTOM LINE


There are several ways to evaluate a fund's historical performance. You can look at the total percentage change in value, the average annual percentage change or the growth of a hypothetical $10,000 investment. Total return reflects the change in the value of an investment, assuming reinvestment of the fund's dividend income and capital gains (the profits earned upon the sale of securities that have grown in value). If Fidelity had not reimbursed certain fund expenses, the total returns would have been lower.
CUMULATIVE TOTAL RETURNS
PERIODS ENDED                       PAST 1  LIFE OF
OCTOBER 31, 1998                    YEAR    FUND

FIDELITY FRANCE                     21.85%  73.15%

FIDELITY FRANCE                     18.20%  67.95%
 (INCL. 3.00% SALES CHARGE)

SBF 250                             34.42%  80.31%

European Region Funds Average       15.45%  n/a

CUMULATIVE TOTAL RETURNS show the fund's performance in percentage terms over a set period - in this case, one year or since the fund started on November 1, 1995. For example, if you had invested $1,000 in a fund that had a 5% return over the past year, the value of your investment would be $1,050. You can compare the fund's returns to the performance of the Society des Bourses Francaises 250 Index (SBF 250)
- a market capitalization-weighted index of the stocks of the 250 largest companies in the French market. To measure how the fund's performance stacked up against its peers, you can compare the fund's performance to the European region funds average, which reflects the performance of mutual funds with similar objectives tracked by Lipper Analytical Services, Inc. The past one year average represents a peer group of 91 mutual funds. These benchmarks include reinvested dividends and capital gains, if any, and exclude the effect of sales charges.
AVERAGE ANNUAL TOTAL RETURNS
PERIODS ENDED                  PAST 1  LIFE OF
OCTOBER 31, 1998               YEAR    FUND

FIDELITY FRANCE                21.85%  20.08%

FIDELITY FRANCE                18.20%  18.87%
 (INCL. 3.00% SALES CHARGE)

SBF 250                        34.42%  21.71%

European Region Funds Average  15.45%  n/a

AVERAGE ANNUAL TOTAL RETURNS take the fund's cumulative return and show you what would have happened if the fund had performed at a constant rate each year.
$10,000 OVER LIFE OF FUND
             France                      SBF 250
             00345                       EX001
  1995/11/01       9700.00                    10000.00
  1995/11/30       9515.70                     9996.87
  1995/12/31       9952.70                    10331.57
  1996/01/31      10381.19                    10618.07
  1996/02/29      10799.95                    11028.30
  1996/03/31      11150.53                    11258.88
  1996/04/30      11403.73                    11466.65
  1996/05/31      11647.19                    11517.59
  1996/06/30      11803.01                    11777.11
  1996/07/31      11559.54                    11522.35
  1996/08/31      11393.99                    11290.00
  1996/09/30      11617.98                    11688.17
  1996/10/31      11919.87                    11888.32
  1996/11/30      12299.67                    12521.77
  1996/12/31      12484.65                    12692.23
  1997/01/31      13045.52                    12947.26
  1997/02/28      13180.55                    13046.89
  1997/03/31      13585.62                    13392.49
  1997/04/30      13076.68                    12816.85
  1997/05/31      12889.72                    12695.77
  1997/06/30      13855.67                    13730.74
  1997/07/31      14125.72                    14007.70
  1997/08/31      13388.28                    13106.00
  1997/09/30      14707.37                    14283.43
  1997/10/31      13782.97                    13413.94
  1997/11/30      13814.13                    13600.74
  1997/12/31      14290.14                    14013.96
  1998/01/31      14665.89                    14539.07
  1998/02/28      15724.84                    15771.19
  1998/03/31      17410.05                    17395.62
  1998/04/30      18059.09                    18099.22
  1998/05/31      19357.16                    19161.02
  1998/06/30      19527.95                    19713.51
  1998/07/31      19619.05                    19896.29
  1998/08/31      16487.74                    17660.05
  1998/09/30      15485.73                    16376.52
  1998/10/30      16795.18                    18030.99
IMATRL PRASUN   SHR__CHT 19981031 19981110 154050 R00000000000039
$10,000 OVER LIFE OF FUND: Let's say hypothetically that $10,000 was invested in Fidelity France Fund on November 1, 1995, when the fund started, and the current 3.00% sales charge was paid. As the chart shows, by October 31, 1998, the value of the investment would have grown to $16,795 - a 67.95% increase on the initial investment. For comparison, look at how the Society des Bourses Francaises 250 Index did over the same period. With dividends and capital gains, if any, reinvested, the same $10,000 would have grown to $18,031 - an 80.31% increase.

UNDERSTANDING PERFORMANCE
Many markets around the globe offer the potential for significant growth over time; however, investing in foreign markets means assuming greater risks than investing in the United States. Factors like changes in a country's financial markets, its local political and economic climate, and the fluctuating value of its currency create these risks. For these reasons an international fund's performance may be more volatile than a fund that invests exclusively in the United States. Past performance is no guarantee of future results and you may have a gain or loss when you sell your shares.
(checkmark)
FRANCE
FUND TALK: THE MANAGER'S OVERVIEW



An interview with Alexandra Edzard, Portfolio Manager of Fidelity
France Fund
Q. HOW DID THE FUND PERFORM, ALEXANDRA?
A. For the 12-month period that ended October 31, 1998, the fund returned 21.85%, compared to the 34.42% return of the fund's benchmark, the Society des Bourses Francaises (SBF) 250 Index. During the same 12 months, the European region funds average returned 15.45%, according to Lipper Analytical Services.
Q. HOW DID THE CHANGE IN THE ECONOMIC ENVIRONMENT AFFECT THE FUND'S STRATEGY AND PERFORMANCE DURING THE PAST YEAR?
A. The French stock market continued to rally during the first eight months of the reporting period. Things were fine until July, when economic concerns that began with the Russian crisis led to renewed worries about Asia and Latin America. The financial services sector was especially hard hit as investors worried about exposure to emerging markets and the adequacy of banks' loan-loss provisions. Investors then began to focus on Western Europe, where they downgraded corporate earnings and economic growth estimates. The French market was hit harder than the markets of countries like Germany because of the higher proportion of small company stocks in France. As investors started selling, the liquidity - or ease of buying and selling - of small company stocks dried up in France, adversely affecting all stock prices. The market corrected sharply, with the most major effects on banking stocks and companies tied closely to the rate of economic growth, such as manufacturing and engineering.
Q. WHAT FACTORS HELPED THE FUND'S PERFORMANCE?
A. The emphasis on information technology, utilities and most defensive stocks helped performance. One excellent performer in the information technology (IT) industry was Cap Gemini, which specializes in software systems consulting and implementation. Two other strong performers were Groupe Danone, a food company, and Vivendi, which owns and operates water utilities. All three companies were among the fund's largest holdings.
Q. WHAT HOLDINGS HURT PERFORMANCE?
A. One disappointment was Accor, a hotel company, which in my opinion was unduly hurt by concerns about its hotel business in the United States. Alcatel, a telecommunications equipment company, fell sharply. Management was itself surprised about first half results due to a lack of internal reporting systems. The fund has sold its position in Alcatel. Another disappointing investment was Societe Generale, the major banking company, which, while benefiting from domestic re-structuring and growth in its loan portfolio, was hurt by its emerging market exposure.
Q. WHAT IMPACT DO YOU ANTICIPATE FROM THE INTRODUCTION OF THE EURO, THE SINGLE EUROPEAN CURRENCY, ON JANUARY 1, 1999?
A. I don't think there will be a very big impact overall. However, some types of companies could be helped, including the advertising and information technology industries, as well as larger, well-positioned companies making acquisitions. I expect the advertising industry will benefit as more financial products are advertised across Europe. The euro also should be positive for the information technology industry as companies invest in data processing and networking systems for its introduction. The euro could be negative for many smaller companies that are unprepared in information technology.
Q. WHAT IS YOUR OUTLOOK?
A. European domestic growth is slowing and we need to watch retailers and banks carefully. U.S. investors should keep in mind that investing internationally carries more risk than investing in the U.S. I believe information technology companies will have strong demand going forward, particularly as their corporate customers continue their IT developments after having dealt with a "quick fix" for the "Year 2000" computer problem and concentrate on long-term business issues. I will be looking for companies that can increase their revenues and earnings without being too reliant on the European economy.
THE VIEWS EXPRESSED IN THIS REPORT REFLECT THOSE OF THE PORTFOLIO MANAGER ONLY THROUGH THE END OF THE PERIOD OF THE REPORT AS STATED ON THE COVER. THE MANAGER'S VIEWS ARE SUBJECT TO CHANGE AT ANY TIME BASED ON MARKET AND OTHER CONDITIONS.


FUND FACTS
GOAL: long-term growth of capital by investing mainly in equity securities of French issuers
FUND NUMBER: 345
TRADING SYMBOL: FRANX
START DATE: November 1, 1995
SIZE: as of October 31, 1998, more than
$16 million
MANAGER: Alexandra Edzard since May 1998;
manager, Fidelity Germany Fund, since 1996;
joined Fidelity in 1994
(checkmark)
FRANCE

INVESTMENT CHANGES




GEOGRAPHIC DIVERSIFICATION (% OF FUND'S INVESTMENTS)

AS OF OCTOBER 31, 1998
UNITED STATES 3.6%
BELGIUM 2.5%
OTHER 0.8%
ROW: 1, COL: 1, VALUE: 2.5
ROW: 1, COL: 2, VALUE: 91.7
ROW: 1, COL: 3, VALUE: 1.4
ROW: 1, COL: 4, VALUE: 1.0
ROW: 1, COL: 5, VALUE: 3.4
NETHERLANDS 1.4%
FRANCE 91.7%
AS OF APRIL 30, 1998
UNITED STATES 17.0%
ROW: 1, COL: 1, VALUE: 83.0
ROW: 1, COL: 2, VALUE: 17.0
FRANCE 83.0%
ASSET ALLOCATION

                        % OF FUND'S  % OF FUND'S
                        INVESTMENTS  INVESTMENTS
                                     6 MONTHS AGO

Stocks                  96.4         79.6

Bonds                   0.0          3.4

Short-term investments  3.6          17.0

TOP TEN STOCKS AS OF OCTOBER 31, 1998

                                              % OF FUND'S   % OF FUND'S
                                              INVESTMENTS   INVESTMENTS
                                                            IN THESE STOCKS
                                                            6 MONTHS AGO

France Telecom SA (Telephone Services)         7.4          3.6

Vivendi SA (Water)                             7.2          0.0

Suez Lyonnaise des Eaux (Services)             5.4          0.8

L'Oreal SA (Household Products)                5.4          1.6

Axa SA (Insurance)                             5.2          2.0

Groupe Danone (Foods)                          3.9          2.6

Elf Aquitaine (Oil & Gas)                      3.9          4.4

Total SA Class B (Oil & Gas)                   3.6          3.9

Cap Gemini SA (Computer Services & Software)   2.9          0.9

Sanofi SA (Drugs & Pharmaceuticals)            2.7          0.0

TOP TEN MARKET SECTORS AS OF OCTOBER 31, 1998

                                               % OF FUND'S   % OF FUND'S
                                               INVESTMENTS   INVESTMENTS
                                                             IN THESE
                                                             MARKET SECTORS
                                                             6 MONTHS AGO

UTILITIES                                       17.1         5.6

FINANCE                                         13.4         10.7

NONDURABLES                                     12.0         7.8

SERVICES                                        10.9         3.5

TECHNOLOGY                                      8.6          7.0

HEALTH                                          7.9          6.2

ENERGY                                          7.5          8.3

RETAIL & WHOLESALE                              5.7          4.4

MEDIA & LEISURE                                 5.4          5.5

CONSTRUCTION & REAL ESTATE                      2.9          8.5

FRANCE

INVESTMENTS OCTOBER 31, 1998

Showing Percentage of Total Value of Investment in Securities



COMMON STOCKS - 96.4%

                                                              SHARES                VALUE (NOTE 1)

BASIC INDUSTRIES - 0.6%

CHEMICALS & PLASTICS - 0.6%

Compagnie Generale d' Industrie et de Participations (CGIP)    2,150                $ 106,963

CONSTRUCTION & REAL ESTATE - 2.9%

BUILDING MATERIALS - 0.8%

Lapeyre SA                                                     1,527                 134,872

CONSTRUCTION - 1.1%

Eiffage SA                                                     894                   73,967

Societe Generale d'Enterprises SA (SGE)                        2,188                 105,304

                                                                                     179,271

ENGINEERING - 1.0%

Bouygues                                                       777                   157,005

TOTAL CONSTRUCTION & REAL ESTATE                                                     471,148

DURABLES - 0.5%

CONSUMER ELECTRONICS - 0.5%

BIC Ste                                                        1,214                 74,840

ENERGY - 7.5%

OIL & GAS - 7.5%

Elf Aquitaine                                                  5,406                 627,096

Total SA Class B                                               5,000                 585,000

                                                                                     1,212,096

FINANCE - 13.4%

BANKS - 5.6%

Banque Nationale de Paris                                      4,182                 265,271

Compagnie Financiere de Paribas                                3,069                 225,928
Class A (Reg.)

Credit Commercial de France                                    1,420                 99,876

Dexia France                                                   1,605                 236,944

Societe Generale, France Class A                               623                   82,540

                                                                                     910,559

INSURANCE - 7.8%

April SA                                                       643                   53,895

Assurances Generales (Bearer)                                  4,366                 244,755

Axa SA                                                         7,386                 836,096

CNP Assurances (a)                                             1,505                 51,245

Scor SA                                                        205                   11,773

Union Assurancesfederales SA                                   490                   61,386

                                                                                     1,259,150

TOTAL FINANCE                                                                        2,169,709

HEALTH - 7.9%

DRUGS & PHARMACEUTICALS - 7.0%

Genset SA (a)                                                  1,080                 98,895

Rhone-Poulenc SA Class A                                       7,400                 345,487



                                                              SHARES                VALUE (NOTE 1)

Sanofi SA                                                      2,819                $ 442,081

Synthelabo                                                     1,274                 243,423

                                                                                     1,129,886

MEDICAL EQUIPMENT & SUPPLIES - 0.9%

Essilor International SA                                       351                   142,356

TOTAL HEALTH                                                                         1,272,242

HOLDING COMPANIES - 1.5%

Lagardere S.C.A. (Reg.)                                        3,164                 127,525

Marine Wendel SA                                               719                   117,550

                                                                                     245,075

INDUSTRIAL MACHINERY & EQUIPMENT - 2.4%

Compagnie de Fives-Lille                                       1,000                 79,312

Entrelec SA                                                    1,282                 72,561

Euraltec SA (a)                                                1,697                 12,236

Legrand SA                                                     455                   116,135

Sidel SA                                                       1,434                 105,979

                                                                                     386,223

MEDIA & LEISURE - 5.4%

BROADCASTING - 0.8%

NRJ SA                                                         606                   124,527

LODGING & GAMING - 3.1%

Accor SA                                                       1,160                 244,015

Club Mediterranee SA (a)                                       1,604                 124,470

Societe du Louvre                                              1,850                 133,055

                                                                                     501,540

RESTAURANTS - 1.5%

Sodexho Alliance SA                                            1,276                 248,176

TOTAL MEDIA & LEISURE                                                                874,243

NONDURABLES - 12.0%

BEVERAGES - 1.1%

LVMH Moet Hennessy Louis Vuitton                               1,000                 185,663

FOODS - 3.9%

Groupe Danone                                                  2,396                 634,447

HOUSEHOLD PRODUCTS - 5.4%

L'Oreal SA                                                     1,516                 867,621

TOBACCO - 1.6%

Seita                                                          4,400                 261,730

TOTAL NONDURABLES                                                                    1,949,461

RETAIL & WHOLESALE - 5.7%

GENERAL MERCHANDISE STORES - 2.4%

Bricorama SA                                                   2,166                 113,225

Galeries Lafayette SA                                          253                   280,924

                                                                                     394,149

COMMON STOCKS - CONTINUED

                                                              SHARES                VALUE (NOTE 1)

RETAIL & WHOLESALE - CONTINUED

GROCERY STORES - 1.1%

Casino Guichard Perrachon et Compagnie                         1,700                $ 169,458

RETAIL & WHOLESALE, MISCELLANEOUS - 2.2%

Castorama Dubois Investissements SA                            1,283                 229,186

Pinault Printemps SA                                           746                   125,057

                                                                                     354,243

TOTAL RETAIL & WHOLESALE                                                             917,850

SERVICES - 10.9%

ADVERTISING - 2.5%

Expand SA                                                      4,751                 213,670

Havas Advertising SA                                           1,132                 192,622

                                                                                     406,292

SERVICES - 8.4%

Adecco SA (Bearer)                                             300                   119,854

Cegedim SA                                                     3,035                 128,617

GrandVision SA                                                 1,798                 46,508

Publicis SA                                                    645                   102,313

Suez Lyonnaise des Eaux                                        4,884                 875,963

Vedior NV                                                      3,163                 80,655

                                                                                     1,353,910

TOTAL SERVICES                                                                       1,760,202

TECHNOLOGY - 8.6%

COMPUTER SERVICES & SOFTWARE - 8.6%

Atos SA (a)                                                    1,275                 240,857

Cap Gemini SA                                                  3,093                 465,536

Cegid SA                                                       524                   100,121

Dassault Systemes SA                                           4,556                 174,103

Equant NV (a)                                                  3,555                 154,306

Ilog SA sponsored ADR (a)                                      8,407                 80,917

Sopra SA                                                       560                   181,697

                                                                                     1,397,537

UTILITIES - 17.1%

CELLULAR - 2.5%

Mobistar SA (a)                                                8,540                 373,953

Mobistar SA (a)(c)                                             700                   30,652

                                                                                     404,605

TELEPHONE SERVICES - 7.4%

France Telecom SA                                              17,203                1,201,606

WATER - 7.2%

Vivendi SA                                                     5,061                 1,157,671

TOTAL UTILITIES                                                                      2,763,882

TOTAL COMMON STOCKS                                                     15,601,471
(Cost $14,183,899)



CASH EQUIVALENTS - 3.6%

                                       SHARES                  VALUE (NOTE 1)

Taxable Central Cash Fund (b)           580,926                $ 580,926
(Cost $580,926)

TOTAL INVESTMENT IN SECURITIES - 100%            $ 16,182,397
(Cost $14,764,825)


LEGEND
(a) Non-income producing
(b) At period end, the seven-day yield on the Taxable Central Cash Fund was 4.96%. The yield refers to the income earned by investing in the fund over the seven-day period, expressed as an annual percentage.
(c) Security exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. At the period end, the value of these securities amounted to $30,652 or 0.2% of net assets.
OTHER INFORMATION
Purchases and sales of securities, other than short-term securities, aggregated $32,683,530 and $20,850,946, respectively (see Note 3 of Notes to Financial Statements).
The fund participated in the bank borrowing program. The maximum loan and average daily balances during the period for which loans were outstanding amounted to $2,814,000 and $1,584,161, respectively. The weighted average interest rate was 5.86% (see Note 6 of Notes to Financial Statements).
INCOME TAX INFORMATION
At October 31, 1998, the aggregate cost of investment securities for income tax purposes was $15,106,494. Net unrealized appreciation aggregated $1,075,903, of which $1,715,036 related to appreciated investment securities and $639,133 related to depreciated investment securities.
The fund hereby designates approximately $243,000 as a capital gain dividend for the purpose of the dividend paid deduction.
At October 31, 1998, the fund had a capital loss carryforward of approximately $1,969,000, all of which will expire on October 31, 2006.
FRANCE
FINANCIAL STATEMENTS


STATEMENT OF ASSETS AND LIABILITIES
 OCTOBER 31, 1998

ASSETS

INVESTMENT IN                  $ 16,182,397
SECURITIES, AT
VALUE
(COST
$14,764,825
) -
SEE
ACCOMPANYIN
G SCHEDULE

RECEIVABLE FOR                  290,733
INVESTMENTS
SOLD

RECEIVABLE FOR                  26,780
FUND SHARES
SOLD

DIVIDENDS                       58,407
RECEIVABLE

INTEREST                        1,088
RECEIVABLE

REDEMPTION FEES                 77
RECEIVABLE

OTHER                           630
RECEIVABLES

 TOTAL ASSETS                   16,560,112

LIABILITIES

PAYABLE TO           $ 32,160
CUSTODIAN
BANK

PAYABLE FOR           7,201
INVESTMENTS
PURCHASED

PAYABLE FOR           18,170
FUND SHARES
REDEEMED

ACCRUED               7,558
MANAGEMENT
FEE

OTHER PAYABLES        64,862
AND
ACCRUED
EXPENSES

 TOTAL LIABILITIES              129,951

NET ASSETS                     $ 16,430,161

NET ASSETS
CONSIST OF:

PAID IN CAPITAL                $ 17,282,094

UNDISTRIBUTED                   37,763
NET INVESTMENT
INCOME

ACCUMULATED                     (2,310,733)
UNDISTRIBUTED
NET REALIZED
GAIN (LOSS) ON
INVESTMENTS
AND FOREIGN
CURRENCY
TRANSACTIONS

NET UNREALIZED                  1,421,037
APPRECIATION
(DEPRECIATION)
ON
INVESTMENTS
AND ASSETS
AND LIABILITIES
IN
FOREIGN
CURRENCIES

NET ASSETS, FOR                $ 16,430,161
1,113,532
SHARES
OUTSTANDING

NET ASSET                       $14.75
VALUE AND
REDEMPTION
PRICE PER
SHARE
($16,430,16
1 (DIVIDED BY)
1,113,532
SHARES)

MAXIMUM                         $15.21
OFFERING PRICE
PER SHARE
(100/97.00
OF $14.75)

STATEMENT OF OPERATIONS

 YEAR ENDED OCTOBER 31, 1998

INVESTMENT INCOME                                                               $ 252,848
DIVIDENDS

INTEREST                                                                         88,105

                                                                                 340,953

LESS FOREIGN TAXES WITHHELD                                                      (27,147)

 TOTAL INCOME                                                                    313,806

EXPENSES

MANAGEMENT FEE                                                    $ 91,019

TRANSFER AGENT FEES                                                36,742

ACCOUNTING FEES AND EXPENSES                                       60,217

NON-INTERESTED TRUSTEES' COMPENSATION                              41

CUSTODIAN FEES AND EXPENSES                                        84,774

REGISTRATION FEES                                                  20,388

AUDIT                                                              31,407

LEGAL                                                              62

INTEREST                                                           14,450

REPORTS TO SHAREHOLDERS                                            2,206

MISCELLANEOUS                                                      301

 TOTAL EXPENSES BEFORE REDUCTIONS                                  341,607

 EXPENSE REDUCTIONS                                                (77,506)      264,101

NET INVESTMENT INCOME                                                            49,705

REALIZED AND UNREALIZED GAIN (LOSS)
NET REALIZED GAIN (LOSS) ON:

 INVESTMENT SECURITIES                                             (2,300,341)

 FOREIGN CURRENCY TRANSACTIONS                                     (14,461)      (2,314,802)

CHANGE IN NET UNREALIZED APPRECIATION (DEPRECIATION) ON:

 INVESTMENT SECURITIES                                             964,399

 ASSETS AND LIABILITIES IN                                         13,166        977,565
 FOREIGN CURRENCIES

NET GAIN (LOSS)                                                                  (1,337,237)

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS                 $ (1,287,532)

OTHER INFORMATION                                                               $ 40,597
SALES CHARGES PAID TO FDC

 SALES CHARGES - RETAINED BY FDC                                                $ 40,597

 EXPENSE REDUCTIONS                                                             $ 33
 CUSTODIAN CREDITS

  FMR REIMBURSEMENT                                                              77,473

                                                                                $ 77,506


STATEMENT OF CHANGES IN NET ASSETS
INCREASE (DECREASE) IN   YEAR ENDED     YEAR ENDED
NET ASSETS               OCTOBER 31,    OCTOBER 31,
                         1998           1997

OPERATIONS               $ 49,705       $ 49,036
NET INVESTMENT
INCOME

 NET REALIZED GAIN        (2,314,802)    752,856
(LOSS)

 CHANGE IN NET            977,565        20,706
UNREALIZED
APPRECIATION
(DEPRECIATION)

 NET INCREASE             (1,287,532)    822,598
(DECREASE) IN NET
ASSETS RESULTING
FROM OPERATIONS

DISTRIBUTIONS TO          (16,501)       (69,894)
SHAREHOLDERS
FROM NET INVESTMENT
INCOME

 FROM NET REALIZED        (474,417)      (266,472)
GAIN

 TOTAL DISTRIBUTIONS      (490,918)      (336,366)

SHARE TRANSACTIONS        27,069,838     5,243,968
NET PROCEEDS FROM
SALES OF SHARES

 REINVESTMENT OF          487,606        334,785
DISTRIBUTIONS

 COST OF SHARES           (15,052,615)   (6,049,684)
REDEEMED

 NET INCREASE             12,504,829     470,931
(DECREASE) IN NET
ASSETS RESULTING
FROM SHARE
TRANSACTIONS

REDEMPTION FEES           125,407        21,293

  TOTAL INCREASE          10,851,786     36,594
(DECREASE) IN NET
ASSETS

NET ASSETS

 BEGINNING OF PERIOD      5,578,375      5,541,781

 END OF PERIOD           $ 16,430,161   $ 5,578,375
(INCLUDING
UNDISTRIBUTED NET
INVESTMENT INCOME
OF $37,763 AND
$23,384,
RESPECTIVELY)

OTHER INFORMATION
SHARES

 SOLD                     1,626,364      411,477

 ISSUED IN                39,450         28,936
REINVESTMENT OF
DISTRIBUTIONS

 REDEEMED                 (972,730)      (472,584)

 NET INCREASE             693,084        (32,171)
(DECREASE)


SEE ACCOMPANYING NOTES WHICH ARE AN INTEGRAL PART OF THE FINANCIAL STATEMENTS.


FINANCIAL HIGHLIGHTS
                                     YEARS ENDED
                                     OCTOBER 31,

SELECTED PER-SHARE                   1998          1997      1996 D
DATA

NET ASSET VALUE,                     $ 13.27       $ 12.24   $ 10.00
BEGINNING OF PERIOD

INCOME FROM INVESTMENT
OPERATIONS

 NET INVESTMENT                       .06 C         .10 C     .23
INCOME

 NET REALIZED AND                     2.46 F        1.66      1.98
UNREALIZED GAIN
(LOSS)

 TOTAL FROM INVESTMENT                2.52          1.76      2.21
OPERATIONS

LESS DISTRIBUTIONS

 FROM NET INVESTMENT                  (.04)         (.16)     (.04)
INCOME

 FROM NET REALIZED                    (1.15)        (.61)     -
GAIN

 TOTAL DISTRIBUTIONS                  (1.19)        (.77)     (.04)

REDEMPTION FEES                       .15           .04       .07
ADDED TO PAID IN
CAPITAL

NET ASSET VALUE, END OF              $ 14.75       $ 13.27   $ 12.24
PERIOD

TOTAL RETURN A, B                     21.85%        15.63%    22.89%

RATIOS AND
SUPPLEMENTAL DATA

NET ASSETS, END OF                   $ 16,430      $ 5,578   $ 5,542
PERIOD (000 OMITTED)

RATIO OF EXPENSES TO                  2.12% E       2.00% E   2.00% E
AVERAGE NET ASSETS

RATIO OF NET INVESTMENT               .40%          .78%      1.74%
INCOME TO AVERAGE
NET ASSETS

PORTFOLIO TURNOVER RATE               182%          150%      129%

A THE TOTAL RETURNS WOULD HAVE
BEEN LOWER HAD CERTAIN
EXPENSES NOT BEEN REDUCED
DURING THE PERIODS SHOWN (SEE
NOTE 7 OF NOTES TO FINANCIAL
STATEMENTS).
B TOTAL RETURNS DO NOT INCLUDE THE
ONE TIME SALES CHARGE.
C NET INVESTMENT INCOME PER
SHARE HAS BEEN CALCULATED
BASED ON AVERAGE SHARES
OUTSTANDING DURING THE PERIOD.
D FOR THE PERIOD NOVEMBER 1,
1995 (COMMENCEMENT OF
OPERATIONS) TO OCTOBER 31,
1996.
E FMR AGREED TO REIMBURSE A
PORTION OF THE FUND'S EXPENSES
DURING THE PERIOD. WITHOUT THIS
REIMBURSEMENT, THE FUND'S
EXPENSE RATIO WOULD HAVE BEEN
HIGHER (SEE NOTE 7 OF NOTES TO
FINANCIAL STATEMENTS).
F THE AMOUNT SHOWN FOR A SHARE
OUTSTANDING DOES NOT
CORRESPOND WITH THE AGGREGATE
NET LOSS ON INVESTMENTS FOR THE
PERIOD DUE TO THE TIMING OF SALES
AND REPURCHASES OF FUND SHARES
IN RELATION TO FLUCTUATING MARKET
VALUES OF THE INVESTMENTS OF THE
FUND.

GERMANY
PERFORMANCE: THE BOTTOM LINE


There are several ways to evaluate a fund's historical performance. You can look at the total percentage change in value, the average annual percentage change or the growth of a hypothetical $10,000 investment. Total return reflects the change in the value of an investment, assuming reinvestment of the fund's dividend income and capital gains (the profits earned upon the sale of securities that have grown in value). If Fidelity had not reimbursed certain fund expenses, the life of fund total returns would have been lower. CUMULATIVE TOTAL RETURNS
PERIODS ENDED                       PAST 1  LIFE OF
OCTOBER 31, 1998                    YEAR    FUND

FIDELITY GERMANY                    22.81%  67.78%

FIDELITY GERMANY                    19.12%  62.74%
 (INCL. 3.00% SALES CHARGE)

DAX 100                             26.59%  74.35%

European Region Funds Average       15.45%  n/a

CUMULATIVE TOTAL RETURNS show the fund's performance in percentage terms over a set period - in this case, one year or since the fund started on November 1, 1995. For example, if you had invested $1,000 in a fund that had a 5% return over the past year, the value of your investment would be $1,050. You can compare the fund's returns to the performance of the Deutscher Aktienindex 100 (DAX 100) Index - a market capitalization-weighted index of the 100 most heavily traded stocks in the German market. To measure how the fund's performance stacked up against its peers, you can compare the fund's performance to the European region funds average, which reflects the performance of mutual funds with similar objectives tracked by Lipper Analytical Services, Inc. The past one year average represents a peer group of 91 mutual funds. These benchmarks include reinvested dividends and capital gains, if any, and exclude the effect of sales charges. AVERAGE ANNUAL TOTAL RETURNS
PERIODS ENDED                  PAST 1  LIFE OF
OCTOBER 31, 1998               YEAR    FUND

FIDELITY GERMANY               22.81%  18.83%

FIDELITY GERMANY               19.12%  17.63%
 (INCL. 3.00% SALES CHARGE)

DAX 100                        26.59%  20.36%

European Region Funds Average  15.45%  n/a

AVERAGE ANNUAL TOTAL RETURNS take the fund's cumulative return and show you what would have happened if the fund had performed at a constant rate each year.
$10,000 OVER LIFE OF FUND
             Germany                     DAX 100
             00346                       EX002
  1995/11/01       9700.00                    10000.00
  1995/11/30       9622.40                    10045.93
  1995/12/31       9835.80                    10293.16
  1996/01/31      10320.80                    10746.76
  1996/02/29      10369.30                    10830.07
  1996/03/31      10495.40                    10812.65
  1996/04/30      10194.70                    10413.05
  1996/05/31      10573.00                    10679.84
  1996/06/30      10650.60                    10956.77
  1996/07/31      10524.50                    10921.61
  1996/08/31      10660.30                    11180.88
  1996/09/30      10747.60                    11282.48
  1996/10/31      10999.80                    11378.77
  1996/11/30      11523.60                    11820.89
  1996/12/31      11650.51                    12007.46
  1997/01/31      11570.43                    11917.66
  1997/02/28      12000.82                    12383.06
  1997/03/31      12631.39                    13186.91
  1997/04/30      12341.13                    12745.27
  1997/05/31      12951.68                    13390.51
  1997/06/30      13352.04                    13933.20
  1997/07/31      14473.05                    15226.21
  1997/08/31      13221.92                    13796.83
  1997/09/30      14242.84                    14883.23
  1997/10/31      13251.95                    13772.76
  1997/11/30      13642.30                    14115.89
  1997/12/31      14018.54                    14726.44
  1998/01/31      14634.74                    15145.43
  1998/02/28      15349.97                    16176.40
  1998/03/31      16560.36                    17180.21
  1998/04/30      17704.73                    17760.59
  1998/05/31      18750.07                    19367.83
  1998/06/30      19256.24                    20055.83
  1998/07/31      19960.47                    20301.79
  1998/08/31      15944.16                    16938.45
  1998/09/30      15669.08                    16560.16
  1998/10/30      16274.27                    17435.20
IMATRL PRASUN   SHR__CHT 19981031 19981203 105329 R00000000000039
$10,000 OVER LIFE OF FUND: Let's say hypothetically that $10,000 was invested in Fidelity Germany Fund on November 1, 1995, when the fund started, and the current 3.00% sales charge was paid. As the chart shows, by October 31, 1998, the value of the investment would have grown to $16,274 - a 62.74% increase on the initial investment. For comparison, look at how the Deutscher Aktienindex 100 Index did over the same period. With dividends and capital gains, if any, reinvested, the same $10,000 would have grown to $17,435 - a 74.35% increase.

UNDERSTANDING PERFORMANCE
Many markets around the globe offer the potential for significant growth over time; however, investing in foreign markets means assuming greater risks than investing in the United States. Factors like changes in a country's financial markets, its local political and economic climate, and the fluctuating value of its currency create these risks. For these reasons an international fund's performance may be more volatile than a fund that invests exclusively in the United States. Past performance is no guarantee of future results and you may have a gain or loss when you sell your shares.
(checkmark)
GERMANY
FUND TALK: THE MANAGER'S OVERVIEW



An interview with Alexandra Edzard, Portfolio Manager of Fidelity
Germany Fund
Q. HOW DID THE FUND PERFORM, ALEXANDRA?
A. For the 12-month period that ended October 31, 1998, the fund returned 22.81%. During the same 12-month period, the fund's benchmark, the Deutscher Aktienindex 100 (DAX 100), returned 26.59%, while the European regions funds average, as monitored by Lipper Analytical Services, returned 15.45%.
Q. HOW DID EXPANDING CONCERNS ABOUT AN ECONOMIC SLOWDOWN AFFECT YOUR STRATEGY AND THE FUND'S PERFORMANCE DURING THE FISCAL YEAR?
A. At the end of 1997 and the first few months of 1998, the German stock market performed very well. The problems began in July with the economic crisis and bond default in Russia, which caused investors to start worrying about financial instability in Asia and Latin America again. As concerns grew, I increased my emphasis on defensive stocks, including utilities, telecommunications and pharmaceuticals. I also emphasized finance stocks, but concentrated on insurance companies rather than banks. I de-emphasized chemical, construction, engineering and retailing stocks, as these tend to do poorly when economic growth slows. The heavier weighting on insurance stocks helped the performance of the fund, while I probably did not move into utility stocks early enough. My de-emphasis of retail stocks also may have held back performance, as they held up better than I anticipated.
Q. WHAT INVESTMENT DECISIONS HELPED SUPPORT THE FUND'S PERFORMANCE?
A. Two that stand out were to overweight, relative to the index, Mannesmann AG and SAP, a software industry leader. Mannesmann successfully acquired mobile phone companies, substantially increasing its market share at a time when mobile phone penetration was still growing strongly. SAP increased its business both from new and existing corporate customers. It also was successful in recruiting qualified employees, which has been a challenge in its industry. Another successful decision was to avoid owning very much of Deutsche Bank, Germany's largest bank. Deutsche Bank, suffered from poor cost controls and too much diversification in its business operations, resulting in a lack of corporate focus.
Q. WHAT WERE THE DISAPPOINTMENTS?
A. The most disappointing investments were in Wella, a hair care products company hurt by fears of its emerging markets exposure; Siemens, a telecommunications equipment company that has had management problems; and Suedzucker, a sugar company whose stock value suffered because of lower-than-expected earnings.
Q. WHAT IMPACT DO YOU ANTICIPATE FROM THE INTRODUCTION OF THE EURO, THE SINGLE EUROPEAN CURRENCY, ON JANUARY 1, 1999?
A. I don't think there will be a very big impact overall. However, some companies could be helped, including firms in the advertising and information technology industries, as well as companies making strategic acquisitions. I expect the advertising industry will benefit as more financial products are advertised across Europe. The euro also should be positive for the information technology industry as companies adapt their data processing and networking systems to the expanded market.
Q. WHAT IS YOUR OUTLOOK?
A. Overall, I expect it will be a difficult year for the equity market, although there will be opportunities for the stock-picking approach I favor. Some factors will be helpful. The lowering of German social security taxes, for example, will result in more money available for consumption. In addition, government approval of public companies to buy back up to 10% of their outstanding shares should be favorable for the market. Overall, the German economic outlook is very difficult to predict. I expect to emphasize companies that are improving through restructurings and companies in growth segments. There are many multi-national German companies that can improve their core businesses without being dependent on the German economy. U.S. investors should keep in mind that investing internationally carries more risk than investing domestically.
THE VIEWS EXPRESSED IN THIS REPORT REFLECT THOSE OF THE PORTFOLIO MANAGER ONLY THROUGH THE END OF THE PERIOD OF THE REPORT AS STATED ON THE COVER. THE MANAGER'S VIEWS ARE SUBJECT TO CHANGE AT ANY TIME BASED ON MARKET AND OTHER CONDITIONS.


FUND FACTS
GOAL: long-term growth of capital by investing mainly in equity securities of German issuers
FUND NUMBER: 346
TRADING SYMBOL: FGERF
START DATE: November 1, 1995
SIZE: as of October 31, 1998, more than
$34 million
MANAGER: Alexandra Edzard, since 1996;
manager, Fidelity France Fund, since May
1998; joined Fidelity in 1994
(checkmark)
GERMANY

INVESTMENT CHANGES




GEOGRAPHIC DIVERSIFICATION (% OF FUND'S INVESTMENTS)

AS OF OCTOBER 31, 1998
UNITED STATES 3.4%
SWITZERLAND 2.6%
ROW: 1, COL: 1, VALUE: 94.0
ROW: 1, COL: 2, VALUE: 2.6
ROW: 1, COL: 3, VALUE: 3.4
GERMANY 94.0%
AS OF APRIL 30, 1998
UNITED STATES 4.1%
SWITZERLAND 6.3%
ROW: 1, COL: 1, VALUE: 88.09999999999999
ROW: 1, COL: 2, VALUE: 1.5
ROW: 1, COL: 3, VALUE: 6.3
ROW: 1, COL: 4, VALUE: 4.1
OTHER 1.5%
GERMANY 88.1%
ASSET ALLOCATION

                        % OF FUND'S  % OF FUND'S
                        INVESTMENTS  INVESTMENTS
                                     6 MONTHS AGO

Common Stocks            79.6         81.9

Preferred Stocks         17.0         14.0

Short-term investments   3.4          4.1

TOP TEN STOCKS AS OF OCTOBER 31, 1998

                                          % OF FUND'S   % OF FUND'S
                                          INVESTMENTS   INVESTMENTS
                                                        IN THESE STOCKS
                                                        6 MONTHS AGO

Mannesmann AG                              8.5           6.6
(Industrial Machinery &
 Equipment)

Allianz AG (Reg.) (Insurance)              8.2           8.0

SAP AG (Systeme Anwendungen                7.8           5.8
 Produkte)
(Computer Services & Software)

Daimler-Benz AG                            6.4           3.0
(Autos, Tires, & Accessories)

Munich Reinsurance AG (Reg.) (Insurance)   5.6           4.7

Bayerische Hypo-Und Vereinsbank (Banks)    4.6           1.8

RWE AG (non-vtg.)                          4.5           0.0
(Electric Utility)

Viag AG                                    4.4           0.0
(Electric Utility)

Bayerische Motoren Werke (BMW)             3.5           3.8
 AG (non-vtg.)
(Autos, Tires, & Accessories)

Veba AG                                    3.3           5.8
(Electric Utility)

TOP TEN MARKET SECTORS AS OF OCTOBER 31, 1998

                                               % OF FUND'S   % OF FUND'S
                                               INVESTMENTS   INVESTMENTS
                                                             IN THESE
                                                             MARKET SECTORS
                                                             6 MONTHS AGO

FINANCE                                         33.0          39.1

UTILITIES                                       15.4          5.8

DURABLES                                        13.3          15.2

INDUSTRIAL MACHINERY & EQUIPMENT                12.2          8.9

TECHNOLOGY                                      9.3           7.8

BASIC INDUSTRIES                                7.5           16.1

NONDURABLES                                     2.7           0.0

HEALTH                                          2.3           0.0

SERVICES                                        0.9           1.6

GERMANY

INVESTMENTS OCTOBER 31, 1998

Showing Percentage of Total Value of Investment in Securities



COMMON STOCKS - 79.6%

                                               SHARES                VALUE (NOTE 1)

BASIC INDUSTRIES - 5.5%

CHEMICALS & PLASTICS - 5.5%

BASF AG                                         9,508                $ 404,636

Bayer AG                                        9,664                 397,194

Hoechst AG                                      26,010                1,096,540

                                                                      1,898,370

DURABLES - 8.1%

AUTOS, TIRES, & ACCESSORIES - 6.4%

Daimler-Benz AG (a)                             28,116                2,216,362

TEXTILES & APPAREL - 1.7%

Boss (Hugo) AG                                  442                   607,950

TOTAL DURABLES                                                        2,824,312

FINANCE - 30.9%

BANKS - 11.2%

Bayerische Hypo-Und Vereinsbank                 20,403                1,616,574

BHF Bank AG                                     22,051                856,576

Deutsche Bank AG                                8,613                 541,567

Julius Baer Holding AG                          296                   908,815

                                                                      3,923,532

INSURANCE - 19.7%

Aachener & Muenchener Beteiligungs AG (Reg.)    4,538                 699,631

Allianz AG (Reg.)                               8,281                 2,846,281

CKAG Colonia Konzern AG (Bearer)                2,405                 275,543

ERGO Versicherungs Gruppe AG                    1,683                 277,787

Hannover Rueckversicherungs AG                  6,906                 799,576

Munich Reinsurance AG (Reg.)                    4,238                 1,960,139

                                                                      6,858,957

TOTAL FINANCE                                                         10,782,489

HEALTH - 2.3%

DRUGS & PHARMACEUTICALS - 2.3%

Schering AG                                     6,901                 807,342

INDUSTRIAL MACHINERY & EQUIPMENT - 12.2%

ELECTRICAL EQUIPMENT - 2.1%

Siemens AG                                      11,732                723,497

INDUSTRIAL MACHINERY & EQUIPMENT - 10.1%

Linde AG                                        1,002                 543,406

Mannesmann AG                                   30,083                2,970,107

                                                                      3,513,513

TOTAL INDUSTRIAL MACHINERY & EQUIPMENT                                4,237,010

SERVICES - 0.9%

DIS Deutscher Industrie Service AG              6,482                 315,478



                                               SHARES                VALUE (NOTE 1)

TECHNOLOGY - 8.8%

COMPUTER SERVICES & SOFTWARE - 8.8%

IXOS Software AG (a)                            3,300                $ 359,129

SAP AG (Systeme Anwendungen Produkte)           6,388                 2,703,507

                                                                      3,062,636

UTILITIES - 10.9%

ELECTRIC UTILITY - 9.0%

Berliner Kraft-und Licht AG                     7,500                 439,843

Veba AG                                         20,757                1,153,306

Viag AG                                         2,275                 1,539,132

                                                                      3,132,281

TELEPHONE SERVICES - 1.9%

Deutsche Telekom AG                             24,356                659,998

TOTAL UTILITIES                                                       3,792,279

TOTAL COMMON STOCKS                                      27,719,916
(Cost $26,058,329)



NONCONVERTIBLE PREFERRED STOCKS - 17.0%

BASIC INDUSTRIES - 2.0%

CHEMICALS & PLASTICS - 2.0%

Henkel KGaA                                   8,112                701,585

DURABLES - 5.2%

AUTOS, TIRES, & ACCESSORIES - 5.2%

Bayerische Motoren Werke (BMW) AG:

(non-vtg.)                                    2,869                1,222,881

(RFD) (a)                                     298                  115,308

Volkswagen AG                                 10,224               479,057

                                                                   1,817,246

FINANCE - 2.1%

INSURANCE - 2.1%

Marschollek Lautenschlaeger und               1,473                748,077
Partner AG

NONDURABLES - 2.7%

FOODS - 1.4%

Suedzucker AG                                 1,002                506,452

HOUSEHOLD PRODUCTS - 1.3%

Wella AG                                      634                  440,810

TOTAL NONDURABLES                                                  947,262

TECHNOLOGY - 0.5%

ELECTRONICS - 0.5%

Sartorius AG (non-vtg.)                       595                  163,319

NONCONVERTIBLE PREFERRED STOCKS - CONTINUED

                                             SHARES               VALUE (NOTE 1)

UTILITIES - 4.5%

ELECTRIC UTILITY - 4.5%

RWE AG (non-vtg.)                             42,600              $ 1,564,661

TOTAL NONCONVERTIBLE PREFERRED STOCKS                  5,942,150
(Cost $6,161,458)


CASH EQUIVALENTS - 3.4%



Taxable Central Cash Fund (b)           1,178,875                 1,178,875
(Cost $1,178,875)

TOTAL INVESTMENT IN SECURITIES - 100%              $ 34,840,941
(Cost $33,398,662)

LEGEND
(a) Non-income producing
(b) At period end, the seven-day yield on the Taxable Central Cash Fund was 4.96%. The yield refers to the income earned by investing in the fund over the seven-day period, expressed as an annual percentage. OTHER INFORMATION
Purchases and sales of securities, other than short-term securities, aggregated $54,810,939 and $30,921,797, respectively (see Note 3 of Notes to Financial Statements).
The fund placed a portion of its portfolio transactions with brokerage firms which are affiliates of Fidelity Management & Research Company. The commissions paid to these affiliated firms were $8,519 for the period (see Note 4 of Notes to Financial Statements).
The fund participated in the bank borrowing program. The maximum loan and average daily balances during the period for which loans were outstanding amounted to $2,967,000 and $2,967,000, respectively. The weighted average interest rate was 5.38% (see Note 6 of Notes to Financial Statements).
INCOME TAX INFORMATION
At October 31, 1998, the aggregate cost of investment securities for income tax purposes was $34,624,854. Net unrealized appreciation aggregated $216,087, of which $3,017,835 related to appreciated investment securities and $2,801,748 related to depreciated investment securities.
The fund hereby designates approximately $578,000 as a capital gain dividend for the purpose of the dividend paid deduction.
At October 31, 1998, the fund had a capital loss carryforward of approximately $2,136,000, all of which will expire on October 31, 2006.
GERMANY
FINANCIAL STATEMENTS


STATEMENT OF ASSETS AND LIABILITIES
 OCTOBER 31, 1998

ASSETS

INVESTMENT IN                  $ 34,840,941
SECURITIES, AT
VALUE
(COST
$33,398,662
) -
SEE
ACCOMPANYIN
G SCHEDULE

FOREIGN                         17,881
CURRENCY HELD
AT VALUE
(COST
$17,881)

RECEIVABLE FOR                  50,165
FUND SHARES
SOLD

DIVIDENDS                       50,415
RECEIVABLE

INTEREST                        3,677
RECEIVABLE

 TOTAL ASSETS                   34,963,079

LIABILITIES

PAYABLE FOR          $ 29,732
INVESTMENTS
PURCHASED

PAYABLE FOR           65,416
FUND SHARES
REDEEMED

ACCRUED               20,301
MANAGEMENT
FEE

OTHER PAYABLES        52,587
AND
ACCRUED
EXPENSES

 TOTAL LIABILITIES              168,036

NET ASSETS                     $ 34,795,043

NET ASSETS
CONSIST OF:

PAID IN CAPITAL                $ 36,590,843

UNDISTRIBUTED                   16,792
NET INVESTMENT
INCOME

ACCUMULATED                     (3,258,508)
UNDISTRIBUTED
NET REALIZED
GAIN (LOSS) ON
INVESTMENTS
AND FOREIGN
CURRENCY
TRANSACTIONS

NET UNREALIZED                  1,445,916
APPRECIATION
(DEPRECIATION)
ON
INVESTMENTS
AND ASSETS
AND LIABILITIES
IN
FOREIGN
CURRENCIES

NET ASSETS, FOR                $ 34,795,043
2,351,991
SHARES
OUTSTANDING

NET ASSET                       $14.79
VALUE,
OFFERING PRICE
AND
REDEMPTION
PRICE PER
SHARE
($34,795,04
3 (DIVIDED BY)
2,351,991
SHARES)

MAXIMUM                         $15.25
OFFERING PRICE
PER SHARE
(100/97.00
OF $14.79)

STATEMENT OF OPERATIONS

 YEAR ENDED OCTOBER 31, 1998

INVESTMENT INCOME                                                               $ 291,729
DIVIDENDS

SPECIAL DIVIDEND FROM                                                            126,345
DAIMLER-BENZ AG

INTEREST                                                                         86,552

                                                                                 504,626

LESS FOREIGN TAXES WITHHELD                                                      (42,346)

 TOTAL INCOME                                                                    462,280

EXPENSES

MANAGEMENT FEE                                                    $ 173,896

TRANSFER AGENT FEES                                                71,727

ACCOUNTING FEES AND EXPENSES                                       60,342

NON-INTERESTED TRUSTEES' COMPENSATION                              80

CUSTODIAN FEES AND EXPENSES                                        46,093

REGISTRATION FEES                                                  28,842

AUDIT                                                              32,107

LEGAL                                                              55

INTEREST                                                           1,772

REPORTS TO SHAREHOLDERS                                            2,610

MISCELLANEOUS                                                      325

 TOTAL EXPENSES BEFORE REDUCTIONS                                  417,849

 EXPENSE REDUCTIONS                                                (3,672)       414,177

NET INVESTMENT INCOME                                                            48,103

REALIZED AND UNREALIZED GAIN (LOSS)
NET REALIZED GAIN (LOSS) ON:

 INVESTMENT SECURITIES                                             (3,208,801)

 FOREIGN CURRENCY TRANSACTIONS                                     (24,506)      (3,233,307)

CHANGE IN NET UNREALIZED APPRECIATION (DEPRECIATION) ON:

 INVESTMENT SECURITIES                                             824,332

 ASSETS AND LIABILITIES IN                                         3,540         827,872
 FOREIGN CURRENCIES

NET GAIN (LOSS)                                                                  (2,405,435)

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS                 $ (2,357,332)

OTHER INFORMATION                                                               $ 148,281
SALES CHARGES PAID TO FDC

 SALES CHARGES - RETAINED BY FDC                                                $ 148,137

 EXPENSE REDUCTIONS                                                             $ 3,644
 DIRECTED BROKERAGE ARRANGEMENTS

  CUSTODIAN CREDITS                                                              28

                                                                                $ 3,672


STATEMENT OF CHANGES IN NET ASSETS
INCREASE (DECREASE) IN   YEAR ENDED     YEAR ENDED
NET ASSETS               OCTOBER 31,    OCTOBER 31,
                         1998           1997

OPERATIONS               $ 48,103       $ (21,289)
NET INVESTMENT
INCOME (LOSS)

 NET REALIZED GAIN        (3,233,307)    1,713,253
(LOSS)

 CHANGE IN NET            827,872        288,600
UNREALIZED
APPRECIATION
(DEPRECIATION)

 NET INCREASE             (2,357,332)    1,980,564
(DECREASE) IN NET
ASSETS RESULTING
FROM OPERATIONS

DISTRIBUTIONS TO          (6,803)        (5,297)
SHAREHOLDERS
FROM NET INVESTMENT
INCOME

 FROM NET REALIZED        (1,168,956)    (248,285)
GAIN

 TOTAL DISTRIBUTIONS      (1,175,759)    (253,582)

SHARE TRANSACTIONS        46,714,688     14,817,379
NET PROCEEDS FROM
SALES OF SHARES

 REINVESTMENT OF          1,171,719      252,687
DISTRIBUTIONS

 COST OF SHARES           (22,470,888)   (11,309,518)
REDEEMED

 NET INCREASE             25,415,519     3,760,548
(DECREASE) IN NET
ASSETS RESULTING
FROM SHARE
TRANSACTIONS

REDEMPTION FEES           180,382        66,433

  TOTAL INCREASE          22,062,810     5,553,963
(DECREASE) IN NET
ASSETS

NET ASSETS

 BEGINNING OF PERIOD      12,732,233     7,178,270

 END OF PERIOD           $ 34,795,043   $ 12,732,233
(INCLUDING
UNDISTRIBUTED NET
INVESTMENT INCOME
OF $16,792 AND
$0, RESPECTIVELY)

OTHER INFORMATION
SHARES

 SOLD                     2,771,374      1,166,667

 ISSUED IN                93,141         22,362
REINVESTMENT OF
DISTRIBUTIONS

 REDEEMED                 (1,474,029)    (860,345)

 NET INCREASE             1,390,486      328,684
(DECREASE)


SEE ACCOMPANYING NOTES WHICH ARE AN INTEGRAL PART OF THE FINANCIAL STATEMENTS.


FINANCIAL HIGHLIGHTS
                          YEARS ENDED
                          OCTOBER 31,

SELECTED PER-SHARE        1998          1997      1996 D
DATA

NET ASSET VALUE,          $ 13.24       $ 11.34   $ 10.00
BEGINNING OF PERIOD

INCOME FROM INVESTMENT
OPERATIONS

 NET INVESTMENT            .03 C, I      (.02) C   .01
INCOME (LOSS)

 NET REALIZED AND          2.65  G       2.21      1.31
UNREALIZED GAIN
(LOSS)

 TOTAL FROM INVESTMENT     2.68          2.19      1.32
OPERATIONS

LESS DISTRIBUTIONS

 FROM NET INVESTMENT       (.01) H       (.01)     -
INCOME

 FROM NET REALIZED         (1.24) H      (.35)     -
GAIN

 TOTAL DISTRIBUTIONS       (1.25)        (.36)     -

REDEMPTION FEES            .12           .07       .02
ADDED TO PAID IN
CAPITAL

NET ASSET VALUE, END OF   $ 14.79       $ 13.24   $ 11.34
PERIOD

TOTAL RETURN A, B          22.81%        20.47%    13.40%

RATIOS AND
SUPPLEMENTAL DATA

NET ASSETS, END OF        $ 34,795      $ 12,732  $ 7,178
PERIOD (000 OMITTED)

RATIO OF EXPENSES TO       1.76%         2.00% E   2.00% E
AVERAGE NET ASSETS

RATIO OF EXPENSES TO       1.74% F       2.00%     2.00%
AVERAGE NET ASSETS
AFTER EXPENSE
REDUCTIONS

RATIO OF NET INVESTMENT    .20%          (.18)%    .12%
INCOME (LOSS) TO
AVERAGE NET ASSETS

PORTFOLIO TURNOVER RATE    139%          120%      133%

A THE TOTAL RETURNS WOULD HAVE BEEN LOWER HAD CERTAIN EXPENSES NOT BEEN REDUCED DURING THE PERIODS SHOWN (SEE NOTE 7 OF NOTES TO FINANCIAL STATEMENTS).
B TOTAL RETURNS DO NOT INCLUDE THE ONE TIME SALES CHARGE.
C NET INVESTMENT INCOME (LOSS) PER SHARE HAS BEEN CALCULATED BASED ON AVERAGE SHARES OUTSTANDING DURING THE PERIOD.
D FOR THE PERIOD NOVEMBER 1, 1995 (COMMENCEMENT OF OPERATIONS) TO OCTOBER 31, 1996.
E FMR AGREED TO REIMBURSE A PORTION OF THE FUND'S EXPENSES DURING THE PERIOD. WITHOUT THIS REIMBURSEMENT, THE FUND'S EXPENSE RATIO WOULD HAVE BEEN HIGHER.
F FMR OR THE FUND HAS ENTERED INTO VARYING ARRANGEMENTS WITH THIRD PARTIES WHO EITHER PAID OR REDUCED A PORTION OF THE FUND'S EXPENSES (SEE NOTE 7 OF NOTES TO FINANCIAL STATEMENTS).
G THE AMOUNT SHOWN FOR A SHARE OUTSTANDING DOES NOT CORRESPOND WITH THE AGGREGATE NET LOSS ON INVESTMENTS FOR THE PERIOD DUE TO THE TIMING OF SALES AND REPURCHASES OF FUND SHARES IN RELATION TO FLUCTUATING MARKET VALUES OF THE INVESTMENTS OF THE FUND.
H THE AMOUNTS SHOWN REFLECT CERTAIN RECLASSIFICATIONS RELATED TO BOOK TO TAX DIFFERENCES (SEE NOTE 1 OF NOTES TO FINANCIAL STATEMENTS).
I INVESTMENT INCOME PER SHARE REFLECTS A SPECIAL DIVIDEND FROM DAIMLER-BENZ WHICH AMOUNTED TO $.08 PER SHARE.
HONG KONG AND CHINA
PERFORMANCE: THE BOTTOM LINE


There are several ways to evaluate a fund's historical performance. You can look at the total percentage change in value, the average annual percentage change or the growth of a hypothetical $10,000 investment. Total return reflects the change in the value of an investment, assuming reinvestment of the fund's dividend income and capital gains (the profits earned upon the sale of securities that have grown in value).
CUMULATIVE TOTAL RETURNS
PERIODS ENDED                  PAST 1   LIFE OF
OCTOBER 31, 1998               YEAR     FUND

FIDELITY HONG KONG AND CHINA   -6.85%   4.77%

FIDELITY HONG KONG AND CHINA   -9.65%   1.63%
 (INCL. 3.00% SALES CHARGE)

Hang Seng                      -1.56%   13.26%

China Region Funds Average     -22.99%  n/a

CUMULATIVE TOTAL RETURNS show the fund's performance in percentage terms over a set period - in this case, one year or since the fund started on November 1, 1995. For example, if you had invested $1,000 in a fund that had a 5% return over the past year, the value of your investment would be $1,050. You can compare the fund's returns to the performance of the Hang Seng Index - a market capitalization-weighted index of the stocks of the 33 largest companies in the Hong Kong market. You can also compare the fund's performance to the China region funds average, which reflects the performance of mutual funds with similar objectives tracked by Lipper Analytical Services, Inc. The past one year average represents a peer group of 20 mutual funds. These benchmarks include reinvested dividends and capital gains, if any, and exclude the effect of sales charges.
AVERAGE ANNUAL TOTAL RETURNS
PERIODS ENDED                  PAST 1   LIFE OF
OCTOBER 31, 1998               YEAR     FUND

FIDELITY HONG KONG AND CHINA   -6.85%   1.57%

FIDELITY HONG KONG AND CHINA   -9.65%   0.54%
 (INCL. 3.00% SALES CHARGE)

Hang Seng                      -1.56%   4.24%

China Region Funds Average     -22.99%  n/a

AVERAGE ANNUAL TOTAL RETURNS take the fund's cumulative return and show you what would have happened if the fund had performed at a constant rate each year.
$10,000 OVER LIFE OF FUND
             Hong Kong and China         Hang Seng
             00352                       EX004
  1995/11/01       9700.00                    10000.00
  1995/11/30       9729.10                    10055.31
  1995/12/31       9942.65                    10355.18
  1996/01/31      11136.94                    11707.43
  1996/02/29      11001.00                    11493.79
  1996/03/31      10787.39                    11344.61
  1996/04/30      10816.52                    11377.80
  1996/05/31      11156.36                    11717.22
  1996/06/30      11010.71                    11485.79
  1996/07/31      10738.84                    11172.35
  1996/08/31      11272.87                    11703.04
  1996/09/30      12010.80                    12513.71
  1996/10/31      12593.38                    13153.37
  1996/11/30      13962.44                    14151.17
  1996/12/31      14017.97                    14238.54
  1997/01/31      13741.76                    14107.81
  1997/02/28      13899.59                    14226.29
  1997/03/31      13021.62                    13329.79
  1997/04/30      13297.84                    13761.33
  1997/05/31      15320.13                    15770.49
  1997/06/30      15438.51                    16275.44
  1997/07/31      16888.65                    17575.67
  1997/08/31      15300.40                    15196.09
  1997/09/30      15921.89                    16236.25
  1997/10/31      10910.54                    11505.49
  1997/11/30      10999.32                    11431.72
  1997/12/31      10926.40                    11656.10
  1998/01/31       9716.76                    10104.22
  1998/02/28      11630.37                    12566.68
  1998/03/31      11858.41                    12638.18
  1998/04/30      10966.06                    11431.68
  1998/05/31       9617.61                     9866.13
  1998/06/30       9131.77                     9474.51
  1998/07/31       8655.85                     8841.87
  1998/08/31       7604.85                     8110.53
  1998/09/30       8507.12                     8789.59
  1998/10/30      10162.94                    11326.10
IMATRL PRASUN   SHR__CHT 19981031 19981109 151901 R00000000000039
$10,000 OVER LIFE OF FUND: Let's say hypothetically that $10,000 was invested in Fidelity Hong Kong and China Fund on November 1, 1995, when the fund started, and the current 3.00% sales charge was paid. As the charts shows, by October 31, 1998, the value of the investment would have grown to $10,163 - a 1.63% increase on the initial investment. For comparison, look at how the Hang Seng Index did over the same period. With dividends and capital gains, if any, reinvested, the same $10,000 would have grown to $11,326 - a 13.26% increase.

UNDERSTANDING PERFORMANCE
Many markets around the globe offer the potential for significant growth over time; however, investing in foreign markets means assuming greater risks than investing in the United States. Factors like changes in a country's financial markets, its local political and economic climate, and the fluctuating value of its currency create these risks. For these reasons an international fund's performance may be more volatile than a fund that invests exclusively in the United States. Past performance is no guarantee of future results and you may have a gain or loss when you sell your shares.
(checkmark)
HONG KONG AND CHINA
FUND TALK: THE MANAGER'S OVERVIEW


An interview with Joseph Tse, Portfolio Manager of
Fidelity Hong Kong and China Fund
Q. HOW DID THE FUND PERFORM, JOSEPH?
A. For the 12-month period that ended on October 31, 1998, the fund returned -6.85%, compared to a -1.56% return for the Hang Seng Index and -22.99% for the China region funds average, as measured by Lipper Analytical Services.
Q. WHAT FACTORS INFLUENCED THE FUND'S PERFORMANCE?
A. Generally, the economic and currency crisis throughout the Southeast Asian region had the most significant impact on the fund's investment results.
Q. WHY DID THE FUND UNDERPERFORM THE HANG SENG INDEX?
A. The fund underperformed the index because of its higher-than-normal defensive position prior to a sharp upturn in stock prices late in the period. The rally was triggered by the government's decision to spend $15 billion on equities to help prop up the market. This action shrunk market supply by approximately 10%. Similar interventions by other governments in the region have failed within the past year.
Q. WHY DID THE FUND OUTPERFORM THE LIPPER INDEX?
A. The fund outperformed the China Region Funds average because of our emphasis on high-quality securities. The types of companies in which we invest - well-managed corporations with strong finances and solid earnings prospects - fared better than the market during the fiscal year, and some were even beneficiaries of the economic and currency crisis within the region.
Q. WHAT WERE SOME OF THE FUND'S BETTER-PERFORMING STOCKS?
A. The fund enjoyed good performance from Johnson Electric, one of the few world-class manufacturing concerns born and bred in Hong Kong. Johnson Electric makes micro-motors for household appliances, printers, cars, audio-visual products and many other products. The company benefited from lower copper and steel prices, a continuing outsourcing trend and rising demand for its products. Today, for example, automobiles have 10 times more motors than they did a decade ago. Cafe de Coral, a fast food chain, also contributed favorably. The company benefited from the growing number of people looking for better food values as a result of the recession. Cafe de Coral offers an attractively priced menu, which appeals to an increasing number of consumers when economic conditions weaken. Additionally, the company was a major beneficiary of the sharp downturn in retail rental rates. Finally, our exposure to HSBC also helped performance. We did, however, take profits in the stock late in the period.
Q. WHAT DETRACTED FROM PERFORMANCE?
A. Our overweighting in defensive stocks during the market's rally had the most significant impact on performance. Additionally, we took profits in certain stocks represented in the index that continued to perform well after we sold them. Hang Seng Bank was one such holding. We felt that the price of the stock had become overvalued, given its current level of nonperforming assets. Our underweighting in China Telecom also hindered investment results. This stock makes up roughly 10% of the index, a much greater percentage than we usually allocate to any one security. During the period, China Telecom, our only holding in mainland China, made up about 3.5% of the fund's total investments.
Q. WHY DO YOU REMAIN UNDERWEIGHTED IN MAINLAND CHINA?
A. Simply put, we are not finding many companies in mainland China that, in our judgment, meet our high-quality criteria for investment. China is a volatile emerging market where identifying good companies with long-term capital appreciation potential is difficult.
Q. WHAT IS YOUR OUTLOOK FOR THE COMING MONTHS?
A. Our forecast remains mixed. The lingering economic and currency crisis throughout Southeast Asia still poses a risk to equity prices. However, we are encouraged by several factors: interest rates are trending lower, currency devaluation worries have subsided and residential property prices appear to be firming. Additionally, investment funds around the world are beginning to increase their investment in the region after having taken a substantially underweighted stance for the past year or two. In our opinion, this development should benefit the region's most liquid market, Hong Kong. In light of this outlook, we have gradually increased our exposure to the types of stocks likely to fare well in the current environment, most notably property companies and banks.
THE VIEWS EXPRESSED IN THIS REPORT REFLECT THOSE OF THE PORTFOLIO MANAGER ONLY THROUGH THE END OF THE PERIOD OF THE REPORT AS STATED ON THE COVER. THE MANAGER'S VIEWS ARE SUBJECT TO CHANGE AT ANY TIME BASED ON MARKET AND OTHER CONDITIONS.


FUND FACTS
GOAL: long-term growth of capital by investing mainly in equity securities of Hong Kong and Chinese issuers
FUND NUMBER: 352
TRADING SYMBOL: FHKCX
START DATE: November 1, 1995
SIZE: as of October 31, 1998, more than
$140 million
MANAGER: Joseph Tse, since inception; director of research, Fidelity Investments Management
(Hong Kong), since 1994; manager, Asian
portion of various global equity funds, since
1993; joined Fidelity in 1990
(checkmark)
HONG KONG AND CHINA

INVESTMENT CHANGES




GEOGRAPHIC DIVERSIFICATION (% OF FUND'S INVESTMENTS)

AS OF OCTOBER 31, 1998
UNITED STATES 13.2%
ROW: 1, COL: 1, VALUE: 75.0
ROW: 1, COL: 2, VALUE: 1.1
ROW: 1, COL: 3, VALUE: 2.6
ROW: 1, COL: 4, VALUE: 3.2
ROW: 1, COL: 5, VALUE: 4.9
ROW: 1, COL: 6, VALUE: 13.2
UNITED KINGDOM 4.9%
TAIWAN 3.2%
SINGAPORE 2.6%
HONG KONG 75.8%
OTHER 0.3%
AS OF APRIL 30, 1998
CHINA (PEOPLES REPUBLIC) 4.1%
ROW: 1, COL: 1, VALUE: 4.1
ROW: 1, COL: 2, VALUE: 66.3
ROW: 1, COL: 3, VALUE: 6.0
ROW: 1, COL: 4, VALUE: 23.6
UNITED KINGDOM 23.6%
HONG KONG 66.3%
OTHER 6.0%
ASSET ALLOCATION

                        % OF FUND'S  % OF FUND'S
                        INVESTMENTS  INVESTMENTS
                                     6 MONTHS AGO

Stocks                   86.8         96.2

Short-term investments   13.2         3.8


TOP TEN STOCKS AS OF OCTOBER 31, 1998

                                                        % OF FUND'S   % OF FUND'S
                                                        INVESTMENTS   INVESTMENTS
                                                                      IN THESE STOCKS
                                                                      6 MONTHS AGO

Hutchison Whampoa Ltd.                                   10.2          7.7
(Electrical Equipment)

Johnson Electric Holdings Ltd. (Electrical Equipment)    7.8           2.4

CLP Holdings Ltd.                                        6.5           4.6
(Electric Utility)

Cheung Kong Holdings Ltd.                                6.3           5.3
(Real Estate)

Sun Hung Kai Properties Ltd.                             5.5           4.3
(Real Estate)

Hong Kong & China Gas Co. Ltd. (Gas)                     4.9           4.4

HSBC Holdings PLC                                        4.9           23.6
(Banks)

Hong Kong Telecommunications Ltd. (Telephone Services)   4.6           4.0

Henderson Land Development Co. Ltd. (Real Estate)        3.9           2.0

China Telecom (Hong Kong) Ltd. (Cellular)                3.5           8.1


TOP TEN MARKET SECTORS AS OF OCTOBER 31, 1998

                                               % OF FUND'S   % OF FUND'S
                                               INVESTMENTS   INVESTMENTS
                                                             IN THESE
                                                             MARKET SECTORS
                                                             6 MONTHS AGO

UTILITIES                                       23.4          23.1

CONSTRUCTION &                                  19.0          18.1
REAL ESTATE

INDUSTRIAL MACHINERY                            18.0          11.6
& EQUIPMENT

FINANCE                                         7.9           31.2

TECHNOLOGY                                      6.9           3.2

MEDIA & LEISURE                                 3.2           1.0

RETAIL & WHOLESALE                              2.7           0.1

DURABLES                                        1.8           1.4

TRANSPORTATION                                  1.8           3.2

NONDURABLES                                     1.1           0.1

HONG KONG AND CHINA

INVESTMENTS OCTOBER 31, 1998

Showing Percentage of Total Value of Investment in Securities



COMMON STOCKS - 86.8%

                                                  SHARES                     VALUE (NOTE 1)

CONSTRUCTION & REAL ESTATE - 19.0%

CONSTRUCTION - 0.2%

Cheung Kong Infrastructure Holdings Ltd.           110,000                   $ 279,811

REAL ESTATE - 18.8%

Cheung Kong Holdings Ltd.                          1,323,000                  9,054,038

Henderson Investment Ltd.                          566,000                    380,037

Henderson Land Development Co. Ltd.                1,120,000                  5,509,975

HKR International Ltd.                             1,828,000                  1,032,668

Hopson Development Holdings Ltd. (a)               842,000                    81,542

Hysan Development Ltd.                             352,000                    429,518

Kerry Properties Ltd.                              166,000                    102,350

Lai Sun Development Co. Ltd.                       2,696,000                  417,742

New World Development Co. Ltd.                     519,188                    1,206,712

Sino Land Co. Ltd.                                 2,194,000                  814,481

Sun Hung Kai Properties Ltd.                       1,115,000                  7,774,550

                                                                              26,803,613

TOTAL CONSTRUCTION & REAL ESTATE                                              27,083,424

DURABLES - 1.8%

TEXTILES & APPAREL - 1.8%

Glorious Sun Enterprises                           10,848,000                 1,905,001

Yue Yuen Industrial Holdings Ltd.                  356,000                    634,360

                                                                              2,539,361

FINANCE - 7.9%

BANKS - 6.9%

Hang Seng Bank Ltd.                                6,000                      51,908

HSBC Holdings PLC                                  304,676                    6,938,448

Liu Chong Hing Bank Ltd.                           2,877,000                  2,879,043

                                                                              9,869,399

INSURANCE - 1.0%

National Mutual Asia Ltd.                          2,086,000                  1,427,568

TOTAL FINANCE                                                                 11,296,967

HEALTH - 0.8%

MEDICAL EQUIPMENT & SUPPLIES - 0.8%

Medison Co. Ltd.                                   45,621                     504,787

Quality Healthcare Asia Ltd. (a)                   1,462,000                  118,931

Sa Sa International Holdings Ltd.                  6,898,000                  534,418

                                                                              1,158,136

HOLDING COMPANIES - 0.2%

First Pacific Co. Ltd.                             534,000                    253,399

INDUSTRIAL MACHINERY & EQUIPMENT - 18.0%

ELECTRICAL EQUIPMENT - 18.0%

Hutchison Whampoa Ltd.                             2,022,000                  14,490,414

Johnson Electric Holdings Ltd.                     4,810,080                  11,179,733

                                                                              25,670,147



                                                  SHARES                     VALUE (NOTE 1)

MEDIA & LEISURE - 3.2%

BROADCASTING - 0.4%

Television Broadcasts Ltd.                         222,000                   $ 590,509

PUBLISHING - 1.4%

Singapore Press Holdings                           171,000                    1,485,125

South China Morning Post Holdings                  757,000                    405,649

                                                                              1,890,774

RESTAURANTS - 1.4%

Cafe de Coral Holdings Ltd.                        5,882,000                  2,012,693

TOTAL MEDIA & LEISURE                                                         4,493,976

NONDURABLES - 1.1%

BEVERAGES - 1.1%

Vitasoy International Holdings Ltd.                4,035,000                  1,589,095

RETAIL & WHOLESALE - 2.7%

APPAREL STORES - 0.2%

Goldlion Holdings Ltd.                             2,331,000                  240,790

GROCERY STORES - 0.8%

Dairy Farm International Holdings Ltd.             914,000                    1,124,220

Four Seas Mercantile Holdings Ltd.                 268,000                    78,727

                                                                              1,202,947

TRADING COMPANIES - 1.7%

Li & Fung Ltd.                                     1,506,000                  2,352,973

TOTAL RETAIL & WHOLESALE                                                      3,796,710

TECHNOLOGY - 6.9%

COMMUNICATIONS EQUIPMENT - 1.3%

Datacraft Asia Ltd.                                409,000                    1,316,980

Singapore Telecommunications Ltd.                  310,000                    536,557

                                                                              1,853,537

COMPUTERS & OFFICE EQUIPMENT - 0.9%

Compal Electronics, Inc. (a)                       180,000                    560,678

Computer & Technologies Holdings Ltd. (a)          1,075,000                  56,911

Hon Hai Precision Industry Co. (a)                 123,000                    591,766

                                                                              1,209,355

ELECTRONICS - 4.7%

Elec & Eltek International Co. Ltd.                70,000                     350,000

Elec & Eltek International Holdings Ltd.           876,000                    168,538

Phoenixtec Power Co. Ltd. (a)                      942,000                    1,990,039

Taiwan Semiconductor Manufacturing Co. Ltd. (a)    689,000                    1,391,812

Varitronix International Ltd.                      1,476,000                  2,801,627

                                                                              6,702,016

TOTAL TECHNOLOGY                                                              9,764,908

TRANSPORTATION - 1.8%

AIR TRANSPORTATION - 1.6%

Cathay Pacific Airways Ltd.                        292,000                    311,059

COMMON STOCKS - CONTINUED

                                                  SHARES                     VALUE (NOTE 1)

TRANSPORTATION - CONTINUED

AIR TRANSPORTATION - CONTINUED

Swire Pacific Ltd.:

Class A                                            212,000                   $ 1,125,082

Class B                                            998,000                    824,740

                                                                              2,260,881

SHIPPING - 0.2%

Shun Tak Holdings Ltd.                             2,446,000                  268,461

TOTAL TRANSPORTATION                                                          2,529,342

UTILITIES - 23.4%

CELLULAR - 4.8%

China Telecom (Hong Kong) Ltd.                     2,644,000                  5,040,141

Smartone Telecommunications                        636,000                    1,806,702
Holdings Ltd.

                                                                              6,846,843

ELECTRIC UTILITY - 9.1%

CLP Holdings Ltd.                                  1,644,000                  9,234,166

Hong Kong Electric Holdings Ltd.                   992,000                    3,637,782

                                                                              12,871,948

GAS - 4.9%

Hong Kong & China Gas Co. Ltd.                     4,902,000                  6,962,619

TELEPHONE SERVICES - 4.6%

Hong Kong Telecommunications Ltd.                  3,261,708                  6,543,800

TOTAL UTILITIES                                                               33,225,210

TOTAL COMMON STOCKS                                             123,400,675
(Cost $115,620,330)


CASH EQUIVALENTS - 13.2%



Taxable Central Cash Fund (b)   18,805,502        18,805,502
(Cost $18,805,502)

TOTAL INVESTMENT IN SECURITIES - 100%      $ 142,206,177
(Cost $134,425,832)

LEGEND
(a) Non-income producing
(b) At period end, the seven-day yield on the Taxable Central Cash Fund was 4.96%. The yield refers to the income earned by investing in the fund over the seven-day period, expressed as an annual percentage. OTHER INFORMATION
Purchases and sales of securities, other than short-term securities, aggregated $155,819,895 and $175,807,801, respectively (see Note 3 of Notes to Financial Statements).
The fund participated in the security lending program. At period end, the value of securities loaned amounted to $33,499,819; collateral consisted of U.S. Treasury obligations valued at $35,252,309 (see Note 5 of Notes to Financial Statements).
INCOME TAX INFORMATION
At October 31, 1998, the aggregate cost of investment securities for income tax purposes was $141,738,877. Net unrealized appreciation aggregated $467,300, of which $13,315,202 related to appreciated investment securities and $12,847,902 related to depreciated investment securities.
At October 31, 1998, the fund had a capital loss carryforward of approximately $55,966,000 all of which will expire on October 31, 2006.
HONG KONG AND CHINA
FINANCIAL STATEMENTS


STATEMENT OF ASSETS AND LIABILITIES
 OCTOBER 31, 1998

ASSETS

INVESTMENT IN                     $ 142,206,177
SECURITIES, AT
VALUE
(COST
$134,425,83
2) -
SEE
ACCOMPANYIN
G SCHEDULE

CASH                               3,132

FOREIGN                            105,086
CURRENCY HELD
AT VALUE
(COST
$102,165)

RECEIVABLE FOR                     253,754
INVESTMENTS
SOLD

RECEIVABLE FOR                     679,061
FUND SHARES
SOLD

DIVIDENDS                          237,470
RECEIVABLE

INTEREST                           255,964
RECEIVABLE

 TOTAL ASSETS                      143,740,644

LIABILITIES

PAYABLE FOR          $ 2,506,162
INVESTMENTS
PURCHASED

PAYABLE FOR           210,853
FUND SHARES
REDEEMED

ACCRUED               77,126
MANAGEMENT
FEE

OTHER PAYABLES        122,684
AND
ACCRUED
EXPENSES

 TOTAL LIABILITIES                 2,916,825

NET ASSETS                        $ 140,823,819

NET ASSETS
CONSIST OF:

PAID IN CAPITAL                   $ 192,430,338

UNDISTRIBUTED                      3,798,587
NET INVESTMENT
INCOME

ACCUMULATED                        (63,188,201)
UNDISTRIBUTED
NET REALIZED
GAIN (LOSS) ON
INVESTMENTS
AND FOREIGN
CURRENCY
TRANSACTIONS

NET UNREALIZED                     7,783,095
APPRECIATION
(DEPRECIATION)
ON
INVESTMENTS
AND ASSETS
AND LIABILITIES
IN
FOREIGN
CURRENCIES

NET ASSETS, FOR                   $ 140,823,819
13,743,373
SHARES
OUTSTANDING

NET ASSET                          $10.25
VALUE AND
REDEMPTION
PRICE PER
SHARE
($140,823,8
19 (DIVIDED BY)
13,743,373
SHARES)

MAXIMUM                            $10.57
OFFERING PRICE
PER SHARE
(100/97.00
OF $10.25)

STATEMENT OF OPERATIONS

 YEAR ENDED OCTOBER 31, 1998

INVESTMENT INCOME                                                                $ 6,325,805
DIVIDENDS

INTEREST (INCLUDING INCOME ON SECURITIES LOANED OF $199,768)                      801,176

                                                                                  7,126,981

LESS FOREIGN TAXES WITHHELD                                                       (219,794)

 TOTAL INCOME                                                                     6,907,187

EXPENSES

MANAGEMENT FEE                                                    $ 1,146,603

TRANSFER AGENT FEES                                                640,524

ACCOUNTING FEES                                                    117,732

NON-INTERESTED TRUSTEES' COMPENSATION                              598

CUSTODIAN FEES AND EXPENSES                                        173,127

REGISTRATION FEES                                                  41,504

AUDIT                                                              29,940

LEGAL                                                              743

REPORT TO SHAREHOLDERS                                             18,431

MISCELLANEOUS                                                      447

 TOTAL EXPENSES BEFORE REDUCTIONS                                  2,169,649

 EXPENSE REDUCTIONS                                                (3,674)        2,165,975

NET INVESTMENT INCOME                                                             4,741,212

REALIZED AND UNREALIZED GAIN (LOSS)
NET REALIZED GAIN (LOSS) ON:

 INVESTMENT SECURITIES                                             (61,805,361)

 FOREIGN CURRENCY TRANSACTIONS                                     26,352         (61,779,009)

CHANGE IN NET UNREALIZED APPRECIATION (DEPRECIATION) ON:

 INVESTMENT SECURITIES                                             41,849,734

 ASSETS AND LIABILITIES IN                                         2,642          41,852,376
 FOREIGN CURRENCIES

NET GAIN (LOSS)                                                                   (19,926,633)

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS                  $ (15,185,421)

OTHER INFORMATION                                                                $ 420,670
SALES CHARGES PAID TO FDC

 SALES CHARGES - RETAINED BY FDC                                                 $ 420,487

 EXPENSE REDUCTIONS                                                              $ 3,566
 DIRECTED BROKERAGE ARRANGEMENTS

  CUSTODIAN CREDITS                                                               35

  TRANSFER AGENT CREDITS                                                          73

                                                                                 $ 3,674


STATEMENT OF CHANGES IN NET ASSETS
INCREASE (DECREASE) IN   YEAR ENDED      YEAR ENDED
NET ASSETS               OCTOBER 31,     OCTOBER 31,
                         1998            1997

OPERATIONS               $ 4,741,212     $ 2,557,197
NET INVESTMENT
INCOME

 NET REALIZED GAIN        (61,779,009)    3,355,483
(LOSS)

 CHANGE IN NET            41,852,376      (45,265,803)
UNREALIZED
APPRECIATION
(DEPRECIATION)

 NET INCREASE             (15,185,421)    (39,353,123)
(DECREASE) IN NET
ASSETS RESULTING
FROM OPERATIONS

DISTRIBUTIONS TO          (968,977)       (1,741,904)
SHAREHOLDERS
FROM NET INVESTMENT
INCOME

 FROM NET REALIZED        -               (995,341)
GAIN

 TOTAL DISTRIBUTIONS      (968,977)       (2,737,245)

SHARE TRANSACTIONS        103,918,242     371,658,055
NET PROCEEDS FROM
SALES OF SHARES

 REINVESTMENT OF          960,768         2,718,651
DISTRIBUTIONS

 COST OF SHARES           (125,865,511)   (266,116,227)
REDEEMED

 NET INCREASE             (20,986,501)    108,260,479
(DECREASE) IN NET
ASSETS RESULTING
FROM SHARE
TRANSACTIONS

REDEMPTION FEES           548,707         1,365,678

  TOTAL INCREASE          (36,592,192)    67,535,789
(DECREASE) IN NET
ASSETS

NET ASSETS

 BEGINNING OF PERIOD      177,416,011     109,880,222

 END OF PERIOD           $ 140,823,819   $ 177,416,011
(INCLUDING
UNDISTRIBUTED NET
INVESTMENT INCOME
OF $3,798,587
AND $2,038,914,
RESPECTIVELY)

OTHER INFORMATION
SHARES

 SOLD                     10,103,475      26,276,084

 ISSUED IN                81,433          197,576
REINVESTMENT OF
DISTRIBUTIONS

 REDEEMED                 (12,481,967)    (18,903,843)

 NET INCREASE             (2,297,059)     7,569,817
(DECREASE)


SEE ACCOMPANYING NOTES WHICH ARE AN INTEGRAL PART OF THE FINANCIAL STATEMENTS.


FINANCIAL HIGHLIGHTS
                          YEARS ENDED
                          OCTOBER 31,

SELECTED PER-SHARE        1998          1997       1996 E
DATA

NET ASSET VALUE,          $ 11.06       $ 12.97    $ 10.00
BEGINNING OF PERIOD

INCOME FROM INVESTMENT
OPERATIONS

 NET INVESTMENT            .31           .17        .29
INCOME C

 NET REALIZED AND          (1.10)        (1.95)     2.64
UNREALIZED GAIN
(LOSS)

 TOTAL FROM INVESTMENT     (.79)         (1.78)     2.93
OPERATIONS

LESS DISTRIBUTIONS

 FROM NET INVESTMENT       (.06)         (.14)      (.01)
INCOME

 FROM NET REALIZED         -             (.08)      -
GAIN

 TOTAL DISTRIBUTIONS       (.06)         (.22)      (.01)

REDEMPTION FEES            .04           .09        .05
ADDED TO PAID IN
CAPITAL

NET ASSET VALUE, END OF   $ 10.25       $ 11.06    $ 12.97
PERIOD

TOTAL RETURN A, B          (6.85)%       (13.36)%   29.83%

RATIOS AND
SUPPLEMENTAL DATA

NET ASSETS, END OF        $ 140,824     $ 177,416  $ 109,880
PERIOD (000 OMITTED)

RATIO OF EXPENSES TO       1.41%         1.31%      1.62%
AVERAGE NET ASSETS

RATIO OF EXPENSES TO       1.40% D       1.31%      1.62%
AVERAGE NET ASSETS
AFTER EXPENSE
REDUCTIONS

RATIO OF NET INVESTMENT    3.07%         1.18%      2.53%
INCOME TO AVERAGE
NET ASSETS

PORTFOLIO TURNOVER RATE    109%          174%       118%

A THE TOTAL RETURNS WOULD HAVE BEEN LOWER HAD CERTAIN EXPENSES NOT BEEN REDUCED DURING THE PERIODS SHOWN (SEE NOTE 7 OF NOTES TO FINANCIAL STATEMENTS).
B TOTAL RETURNS DO NOT INCLUDE THE ONE TIME SALES CHARGE.
C NET INVESTMENT INCOME PER SHARE HAS BEEN CALCULATED BASED ON AVERAGE SHARES OUTSTANDING DURING THE PERIOD.
D FMR OR THE FUND HAS ENTERED INTO VARYING ARRANGEMENTS WITH THIRD PARTIES WHO EITHER PAID OR REDUCED A PORTION OF THE FUND'S EXPENSES (SEE NOTE 7 OF NOTES TO FINANCIAL STATEMENTS).
E FOR THE PERIOD NOVEMBER 1, 1995 (COMMENCEMENT OF OPERATIONS) TO OCTOBER 31, 1996.
JAPAN
PERFORMANCE: THE BOTTOM LINE


There are several ways to evaluate a fund's historical performance. You can look at the total percentage change in value, the average annual percentage change or the growth of a hypothetical $10,000 investment. Total return reflects the change in the value of an investment, assuming reinvestment of the fund's dividend income and capital gains (the profits earned upon the sale of securities that have grown in value). If Fidelity had not reimbursed certain fund expenses, the life of fund total returns would have been lower. CUMULATIVE TOTAL RETURNS
PERIODS ENDED                     PAST 1   PAST 5   LIFE OF
OCTOBER 31, 1998                  YEAR     YEARS    FUND

FIDELITY JAPAN                    -7.52%   -18.23%  9.16%

FIDELITY JAPAN                    -10.29%  -20.69%  5.88%
 (INCL. 3.00% SALES CHARGE)

TOPIX                             -15.42%  -38.37%  -15.95%

Japanese Funds Average            -13.24%  -30.51%  n/a

CUMULATIVE TOTAL RETURNS show the fund's performance in percentage terms over a set period - in this case, one year, five years or since the fund started on September 15, 1992. For example, if you had invested $1,000 in a fund that had a 5% return over the past year, the value of your investment would be $1,050. You can compare the fund's returns to the performance of the Tokyo Stock Exchange Index (TOPIX) - a market capitalization weighted index of over 1,300 stocks traded in the Japanese market. To measure how the fund's performance stacked up against its peers, you can compare it to the Japanese funds average, which reflects the performance of mutual funds with similar objectives tracked by Lipper Analytical Services, Inc. The past one year average represents a peer group of 33 mutual funds. These benchmarks include reinvested dividends and capital gains, if any, and exclude the effect of sales charges.
AVERAGE ANNUAL TOTAL RETURNS
PERIODS ENDED                PAST 1   PAST 5  LIFE OF
OCTOBER 31, 1998             YEAR     YEARS   FUND

FIDELITY JAPAN               -7.52%   -3.95%  1.44%

FIDELITY JAPAN               -10.29%  -4.53%  0.94%
 (INCL. 3.00% SALES CHARGE)

TOPIX                        -15.42%  -9.23%  -2.80%

Japanese Funds Average       -13.24%  -7.37%  n/a

AVERAGE ANNUAL TOTAL RETURNS take the fund's cumulative return and show you what would have happened if the fund had performed at a constant rate each year.
$10,000 OVER LIFE OF FUND
             Japan Fund                  TOPIX
             00350                       TK001
  1992/09/15       9700.00                    10000.00
  1992/09/30       9641.80                     9815.42
  1992/10/31       9544.80                     9336.12
  1992/11/30       9641.80                     9576.86
  1992/12/31       9661.20                     9437.20
  1993/01/31       9748.50                     9388.21
  1993/02/28      10301.40                     9815.57
  1993/03/31      11484.80                    11253.41
  1993/04/30      13036.80                    13170.39
  1993/05/31      13405.40                    13966.69
  1993/06/30      12610.00                    13389.70
  1993/07/31      13453.90                    14330.57
  1993/08/31      13686.70                    14650.81
  1993/09/30      13318.10                    13889.46
  1993/10/31      12949.50                    13636.41
  1993/11/30      11252.00                    11429.98
  1993/12/31      11637.09                    11715.04
  1994/01/31      13010.29                    13586.06
  1994/02/28      13621.71                    14249.19
  1994/03/31      13391.17                    13845.83
  1994/04/30      13701.90                    14386.73
  1994/05/31      14082.78                    14648.69
  1994/06/30      14934.77                    15465.45
  1994/07/31      14443.62                    14910.88
  1994/08/31      14393.51                    14947.34
  1994/09/30      14042.69                    14552.59
  1994/10/31      14303.30                    14937.45
  1994/11/30      13331.03                    14052.07
  1994/12/31      13552.55                    14299.84
  1995/01/31      12387.96                    13546.80
  1995/02/28      11810.82                    12780.10
  1995/03/31      12758.98                    13884.10
  1995/04/30      12913.57                    14548.67
  1995/05/31      12181.84                    13609.31
  1995/06/30      12016.94                    12960.37
  1995/07/31      12820.82                    13960.65
  1995/08/31      12769.29                    13417.71
  1995/09/30      12738.37                    13428.96
  1995/10/31      12449.80                    12721.44
  1995/11/30      12594.08                    13464.74
  1995/12/31      13263.98                    14067.55
  1996/01/31      13171.23                    13932.57
  1996/02/29      12810.51                    13709.11
  1996/03/31      13171.23                    14169.24
  1996/04/30      14016.33                    15121.58
  1996/05/31      13511.33                    14389.30
  1996/06/30      13748.37                    14458.38
  1996/07/31      13068.16                    13756.75
  1996/08/31      12573.47                    13177.79
  1996/09/30      12862.04                    13557.37
  1996/10/31      12037.55                    12655.38
  1996/11/30      12336.43                    12756.39
  1996/12/31      11779.52                    11779.59
  1997/01/31      10892.44                    10516.37
  1997/02/28      11181.26                    10724.66
  1997/03/31      10995.59                    10331.19
  1997/04/30      11542.28                    10584.92
  1997/05/31      12872.89                    11901.06
  1997/06/30      13574.29                    12672.60
  1997/07/31      13935.31                    12178.72
  1997/08/31      12295.26                    11093.36
  1997/09/30      12439.66                    10753.27
  1997/10/31      11449.44                     9937.19
  1997/11/30      11036.85                     9188.53
  1997/12/31      10515.02                     8470.67
  1998/01/31      11186.63                     9376.43
  1998/02/28      11008.24                     9454.41
  1998/03/31      10305.14                     8817.25
  1998/04/30      10777.37                     8701.22
  1998/05/31      10441.56                     8293.03
  1998/06/30      10462.55                     8346.71
  1998/07/31      10724.90                     8236.34
  1998/08/31       9633.52                     7389.77
  1998/09/30       9738.46                     7235.42
  1998/10/30      10588.47                     8404.64
IMATRL PRASUN   SHR__CHT 19981031 19981203 110125 R00000000000077
$10,000 OVER LIFE OF FUND: Let's say hypothetically that $10,000 was invested in Fidelity Japan Fund on September 15, 1992, when the fund started, and the current 3.00% sales charge was paid. As the chart shows, by October 31, 1998, the value of the investment would have grown to $10,588 - a 5.88% increase on the initial investment. For comparison, look at how the Tokyo Stock Exchange Index did over the same period. With dividends and capital gains, if any, reinvested, the same $10,000 would have been $8,405 - a 15.95% decrease.

UNDERSTANDING PERFORMANCE
Many markets around the globe offer the potential for significant growth over time; however, investing in foreign markets means assuming greater risks than investing in the United States. Factors like changes in a country's financial markets, its local political and economic climate, and the fluctuating value of its currency create these risks. For these reasons an international fund's performance may be more volatile than a fund that invests exclusively in the United States. Past performance is no guarantee of future results and you may have a gain or loss when you sell your shares.
(checkmark)
JAPAN
FUND TALK: THE MANAGER'S OVERVIEW



An interview with Shigeki Makino, Portfolio Manager of Fidelity Japan
Fund
Q. HOW DID THE FUND PERFORM, SHIGEKI?
A. For the 12 months that ended October 31, 1998, the fund returned -7.52%. During the same period, the Tokyo Stock Exchange Index (TOPIX) returned -15.42%, while the Japanese funds average monitored by Lipper Analytical Services returned -13.24%.
Q. WHILE THE FUND HAD A NEGATIVE RETURN, IT PERFORMED BETTER THAN THE INDEX AND THE AVERAGE. WHY WAS THAT?
A. Strong stock selection helped the fund to perform better than the index. My emphasis was on buying stocks that were reasonably valued, where the underlying companies had healthy balance sheets, progressive managements, strong business franchises, strong cash flows and high returns on capital. Fortunately, those criteria led me to underweight some deeply troubled sectors, such as banking, and overweight export companies, some of which did relatively well. Stock selection also helped the fund do better than its peers, as did the fact that the yen actually strengthened slightly against the U.S. dollar over the period. Unlike many of its competitors, the fund does not use hedging procedures to offset the effects of currency fluctuations, and a strong yen helps the fund's relative performance. However, the fund's performance was hurt by not owning more defensive issues in the utilities and food sectors.
Q. CAN YOU DESCRIBE THE INVESTMENT CLIMATE DURING THE PERIOD?
A. The Japanese economy continued to sink lower, amid unfulfilled promises by the government to help the ailing banking sector and get the economy growing again. Even the formerly strong export companies found it harder to operate profitably toward the end of the period, as the yen, which had fallen for the first 10 months of the period, suddenly surged upward against the U.S. dollar in September and October. A weakening yen increases yen-denominated profits for Japanese export companies, while a strengthening yen results in weaker profits from export operations. Currency fluctuation is one reason that foreign investments tend to be riskier than U.S. investments.
Q. WHAT STOCKS PERFORMED WELL FOR THE FUND?
A. Nidec was the fund's most positive contributor to performance. The company makes spindle motors for computer hard disk drives. Although operating in a difficult business environment, the company's sales and earnings held up well because of its favorable competitive position and its established relationships with customers. Benesse, another helpful holding, is a correspondence company serving approximately 20% of all Japanese children, helping to prepare them for their college entrance exams. The company grew its number of members, cut costs, eliminated unprofitable business lines and continued to generate excellent cash flow and earnings growth.
Q. WHAT STOCKS WERE DISAPPOINTING?
A. Long-Term Credit Bank of Japan (LTCBJ), which I sold in December 1997, did poorly, as did the entire banking sector. In October 1998, the Japanese government announced that it would nationalize LTCBJ, a sign of the dire condition of the bank. Omron also hurt performance. The company, which makes control sensing devices for robots and other industrial applications, had many customers in Asia that were forced by the generally poor economic conditions to cut their capital spending budgets. Omron's business dropped off as a result. Toyota and Canon, Inc. were examples of export companies that were hurt by the sharp and sudden yen appreciation.
Q. WHAT'S YOUR OUTLOOK, SHIGEKI?
A. Japan has many serious problems to overcome. As I've mentioned in previous reports, I believe the government must allow unprofitable companies to fail so that capital can be reallocated more efficiently. Beyond that, in order to be competitive with companies in the West, Japanese firms have to be willing to use the various tools available for enhancing shareholder value: buying back stock, using mergers and acquisitions to enhance core competencies, cutting unnecessary costs and dropping unprofitable lines of business. Though we are seeing some of these initiatives in isolated cases, overall progress has been agonizingly slow. However, I believe that the stagnant economy will force the Japanese government and business sectors to act more decisively in the months and years ahead.
THE VIEWS EXPRESSED IN THIS REPORT REFLECT THOSE OF THE PORTFOLIO MANAGER ONLY THROUGH THE END OF THE PERIOD OF THE REPORT AS STATED ON THE COVER. THE MANAGER'S VIEWS ARE SUBJECT TO CHANGE AT ANY TIME BASED ON MARKET AND OTHER CONDITIONS.

NOTE TO SHAREHOLDERS: Effective December 31, 1998, Brenda Reed will become portfolio manager of Fidelity Japan Fund.


FUND FACTS
GOAL: long-term growth of capital by investing mainly in equity securities of Japanese issuers
FUND NUMBER: 350
TRADING SYMBOL: FJPNX
START DATE: September 15, 1992
SIZE: as of October 31, 1998, more than
$265 million
MANAGER: Shigeki Makino, since 1994; manager,
Fidelity Pacific Basin Fund, since 1996; joined
Fidelity in 1990
(checkmark)
JAPAN

INVESTMENT CHANGES




GEOGRAPHIC DIVERSIFICATION (% OF FUND'S INVESTMENTS)

AS OF OCTOBER 31, 1998
UNITED STATES 9.6%
ROW: 1, COL: 1, VALUE: 90.40000000000001
ROW: 1, COL: 2, VALUE: 9.6
JAPAN 90.4%
AS OF APRIL 30, 1998
UNITED STATES 10.2%
ROW: 1, COL: 1, VALUE: 89.90000000000001
ROW: 1, COL: 2, VALUE: 10.2
JAPAN 89.8%
ASSET ALLOCATION

                         % OF FUND'S  % OF FUND'S
                         INVESTMENTS  INVESTMENTS
                                      6 MONTHS AGO

Stocks & equity futures   90.4         89.8

Bonds                     1.1          1.6

Short-term investments    8.5          8.6


TOP TEN STOCKS AS OF OCTOBER 31, 1998

                                                           % OF FUND'S   % OF FUND'S
                                                           INVESTMENTS   INVESTMENTS
                                                                         IN THESE STOCKS
                                                                         6 MONTHS AGO

Fuji Photo Film Co. Ltd. (Photographic Equipment)           3.5           1.1

Toyota Motor Corp. (Autos, Tires, & Accessories)            3.2           2.9

Takeda Chemical Industries Ltd. (Drugs & Pharmaceuticals)   2.5           1.9

Hoya Corp. (Medical Equipment & Supplies)                   2.4           1.9

Ito-Yokado Co. Ltd. (General Merchandise Stores)            2.2           1.1

Orix Corp. (Leasing & Rental)                               2.2           1.7

Acom Co. Ltd. (Credit & Other Finance)                      2.0           1.6

Hirose Electric Co. Ltd. (Electronics)                      2.0           1.6

Minebea Co. Ltd. (Electronics)                              2.0           2.2

Sony Corp. (Consumer Electronics)                           1.9           1.5


TOP TEN MARKET SECTORS AS OF OCTOBER 31, 1998

                                               % OF FUND'S   % OF FUND'S
                                               INVESTMENTS   INVESTMENTS
                                                             IN THESE
                                                             MARKET SECTORS
                                                             6 MONTHS AGO

TECHNOLOGY                                      25.5          26.6

DURABLES                                        15.8          14.4

FINANCE                                         11.0          12.3

HEALTH                                          8.6           7.5

INDUSTRIAL MACHINERY & EQUIPMENT                7.9           9.8

SERVICES                                        5.9           4.9

MEDIA & LEISURE                                 4.4           3.8

UTILITIES                                       3.8           0.0

RETAIL & WHOLESALE                              3.7           2.4

BASIC INDUSTRIES                                2.0           4.5

JAPAN

INVESTMENTS OCTOBER 31, 1998

Showing Percentage of Total Value of Investment in Securities



COMMON STOCKS - 90.4%

                                           SHARES                  VALUE (NOTE 1)

BASIC INDUSTRIES - 2.0%

CHEMICALS & PLASTICS - 1.8%

Canon Chemicals, Inc.                       60,000                 $ 465,433

Shin-Etsu Chemical Co. Ltd.                 210,000                 4,194,576

                                                                    4,660,009

IRON & STEEL - 0.2%

Sumitomo Special Metals Co.                 40,000                  575,463

TOTAL BASIC INDUSTRIES                                              5,235,472

CONSTRUCTION & REAL ESTATE - 1.1%

CONSTRUCTION - 0.7%

Okumura Corp.                               190,000                 826,087

Sumitomo Forestry Co. Ltd.                  150,000                 1,024,107

                                                                    1,850,194

ENGINEERING - 0.4%

Hikari Tsushin, Inc.                        25,000                  947,051

TOTAL CONSTRUCTION & REAL ESTATE                                    2,797,245

DURABLES - 15.8%

AUTOS, TIRES, & ACCESSORIES - 9.2%

Bridgestone Corp.                           215,000                 4,747,955

Denso Corp.                                 150,000                 2,834,697

Fuji Heavy Industries Ltd.                  750,000                 3,745,157

Honda Motor Co. Ltd.                        150,000                 4,520,017

Toyota Motor Corp.                          350,000                 8,437,366

                                                                    24,285,192

CONSUMER DURABLES - 1.0%

Aderans Co. Ltd.                            90,000                  2,557,038

Heiwa Corp.                                 2,700                   24,292

                                                                    2,581,330

CONSUMER ELECTRONICS - 5.6%

Mabuchi Motors Co. Ltd.                     51,400                  3,363,237

Matsushita Electric Industrial Co. Ltd.     300,000                 4,422,524

Sharp Corp.                                 250,000                 1,894,103

Sony Corp.                                  75,700                  4,983,947

                                                                    14,663,811

TOTAL DURABLES                                                      41,530,333

FINANCE - 9.9%

BANKS - 1.0%

Akita Bank Ltd.                             300,000                 1,275,936

Bank of Tokyo-Mitsubishi Ltd.               161,000                 1,498,416

                                                                    2,774,352

CREDIT & OTHER FINANCE - 8.1%

Acom Co. Ltd.                               95,000                  5,324,581

Credit Saison Co. Ltd.                      95,000                  2,245,157

Nichiei Co. Ltd.                            50,000                  4,055,101



                                           SHARES                  VALUE (NOTE 1)

Shohkoh Fund & Co. Ltd.                     14,000                 $ 4,272,923

Takefuji Corp.                              80,000                  4,277,228

Takefuji Corp. (c)                          20,000                  1,069,307

                                                                    21,244,297

SECURITIES INDUSTRY - 0.8%

Nomura Securities Co. Ltd.                  270,000                 2,045,631

TOTAL FINANCE                                                       26,064,280

HEALTH - 8.6%

DRUGS & PHARMACEUTICALS - 4.3%

Banyu Pharmaceutical Co. Ltd.               200,000                 3,407,663

Sankyo Co. Ltd.                             64,000                  1,449,161

Takeda Chemical Industries Ltd.             200,000                 6,526,044

                                                                    11,382,868

MEDICAL EQUIPMENT & SUPPLIES - 4.3%

Hoya Corp.                                  145,000                 6,229,445

Kawasumi Laboratories, Inc.                 45,000                  755,489

Terumo Corp.                                200,000                 4,218,683

                                                                    11,203,617

TOTAL HEALTH                                                        22,586,485

INDUSTRIAL MACHINERY & EQUIPMENT - 7.9%

ELECTRICAL EQUIPMENT - 3.1%

Mirai Industry Co. Ltd.                     80,000                  550,323

Mitsubishi Electric Corp.                   600,000                 1,224,279

NGK Insulators Ltd.                         300,000                 3,344,813

Omron Corp.                                 310,000                 3,042,617

                                                                    8,162,032

INDUSTRIAL MACHINERY & EQUIPMENT - 4.8%

Daifuku Co. Ltd.                            286,000                 1,211,468

Disco Corp.                                 22,000                  625,054

Fuji Machine Manufacturing Co. Ltd.         130,000                 3,839,001

Komatsu Ltd.                                600,000                 3,254,413

Misumi Corp.                                40,000                  647,439

THK Co. Ltd.                                250,000                 2,582,867

Tsubaki Nakashima Co. Ltd.                  100,000                 522,600

                                                                    12,682,842

TOTAL INDUSTRIAL MACHINERY & EQUIPMENT                              20,844,874

MEDIA & LEISURE - 4.4%

ENTERTAINMENT - 1.8%

Aruze Corp. (a)                             33,000                  514,249

Avex, Inc. (a)                              4,000                   151,528

Sony Music Entertainment Ltd.               117,800                 4,117,676

                                                                    4,783,453

COMMON STOCKS - CONTINUED

                                           SHARES                  VALUE (NOTE 1)

MEDIA & LEISURE - CONTINUED

LEISURE DURABLES & TOYS - 2.6%

Nintendo Co. Ltd.                           35,000                 $ 2,971,158

Shimano, Inc.                               170,000                 3,776,152

                                                                    6,747,310

TOTAL MEDIA & LEISURE                                               11,530,763

NONDURABLES - 1.8%

FOODS - 0.1%

Q'Sai Co. Ltd.                              20,000                  313,388

HOUSEHOLD PRODUCTS - 1.7%

Kao Corp.                                   50,000                  1,015,928

Unified-Charm Corp.                         75,000                  3,422,299

                                                                    4,438,227

TOTAL NONDURABLES                                                   4,751,615

RETAIL & WHOLESALE - 3.7%

APPAREL STORES - 0.5%

Charle Co. Ltd. (a)                         70,000                  512,269

World Co. Ltd.                              25,000                  798,536

                                                                    1,310,805

GENERAL MERCHANDISE STORES - 2.5%

Ito-Yokado Co. Ltd.                         100,000                 5,854,499

Matsumotokiyoshi Co. Ltd.                   20,000                  757,641

                                                                    6,612,140

RETAIL & WHOLESALE, MISCELLANEOUS - 0.7%

Paris Miki, Inc.                            65,900                  1,110,343

Senshukai Co. Ltd.                          110,000                 683,771

                                                                    1,794,114

TOTAL RETAIL & WHOLESALE                                            9,717,059

SERVICES - 5.9%

LEASING & RENTAL - 2.2%

Orix Corp. (a)                              80,000                  5,751,184

PRINTING - 1.9%

Riso Kagaku Corp.                           65,200                  3,676,797

Toppan Forms Co. Ltd.                       90,000                  1,385,450

                                                                    5,062,247

SERVICES - 1.8%

Benesse Corp.                               80,000                  3,684,890

Nippon System Development Co.               40,000                  1,022,815

                                                                    4,707,705

TOTAL SERVICES                                                      15,521,136



                                           SHARES                  VALUE (NOTE 1)

TECHNOLOGY - 25.5%

COMMUNICATIONS EQUIPMENT - 0.7%

Matsushita Communication                    40,000                 $ 1,856,220
Industrial Co. Ltd.

COMPUTER SERVICES & SOFTWARE - 2.3%

Daitec Co. Ltd.                             60,000                  1,069,307

Konami Co. Ltd.                             150,000                 4,377,960

Square Co. Ltd.                             30,000                  568,231

                                                                    6,015,498

COMPUTERS & OFFICE EQUIPMENT - 2.6%

Canon, Inc.                                 240,000                 4,556,178

Nidec Corp.                                 26,000                  2,375,032

                                                                    6,931,210

ELECTRONIC INSTRUMENTS - 0.9%

Tokyo Seimitsu Co. Ltd.                     75,000                  2,356,866

ELECTRONICS - 15.1%

Aiwa Co. Ltd.                               200,000                 4,959,105

Futaba Corp.                                40,000                  1,246,664

Hirose Electric Co. Ltd.                    91,000                  5,288,420

Hitachi Maxell Ltd.                         131,000                 1,872,234

Hosiden Corp. (a)                           100,000                 1,647,008

Koa Denko Co. Ltd.                          100,000                 774,860

Minebea Co. Ltd.                            550,000                 5,185,106

Nichicon Corp.                              290,000                 3,158,416

Nitto Denko Corp.                           145,000                 1,760,224

Rohm Co. Ltd.                               45,000                  3,990,530

Shinko Electric Industries Co.Ltd.          30,000                  1,058,976

TDK Corp.                                   75,000                  4,959,105

Tokyo Electron Ltd.                         100,000                 3,263,022

Wako Electric Co. Ltd.                      60,000                  367,284

                                                                    39,530,954

PHOTOGRAPHIC EQUIPMENT - 3.9%

Fuji Photo Film Co. Ltd.                    250,000                 9,190,700

Noritsu Koki Co. Ltd.                       45,000                  949,204

                                                                    10,139,904

TOTAL TECHNOLOGY                                                    66,830,652

UTILITIES - 3.8%

CELLULAR - 2.9%

Ntt Mobile Communication                    90                      3,262,161
Network, Inc. (a)

Ntt Mobile Communication                    118                     4,277,056
Network, Inc. (a)(c)

                                                                    7,539,217

ELECTRIC UTILITY - 0.4%

Kyushu Electric Power Co., Inc.             58,300                  1,121,830

COMMON STOCKS - CONTINUED

                                           SHARES                  VALUE (NOTE 1)

UTILITIES - CONTINUED

TELEPHONE SERVICES - 0.5%

DDI Corp.                                   400                    $ 1,170,900

TOTAL UTILITIES                                                     9,831,947

TOTAL COMMON STOCKS                                   237,241,861
(Cost $234,052,665)



NONCONVERTIBLE BONDS - 1.1%

MOODY'S RATINGS (UNAUDITED)                          PRINCIPAL
                                                     AMOUNT

FINANCE - 1.1%

CREDIT & OTHER FINANCE - 1.1%

SB Treasury Co. LLC 9.4% 12/29/49 (c)(d)   Baa1      $ 3,314,000        2,982,600
(Cost $2,811,746)


CASH EQUIVALENTS - 8.5%

                               SHARES

Taxable Central Cash Fund (b)   22,382,238        22,382,238
(Cost $22,382,238)

TOTAL INVESTMENT IN SECURITIES - 100%      $ 262,606,699
(Cost $259,246,649)

LEGEND
(a) Non-income producing
(b) At period end, the seven-day yield on the Taxable Central Cash Fund was 4.96%. The yield refers to the income earned by investing in the fund over the seven-day period, expressed as an annual percentage.
(c) Security exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. At the period end, the value of these securities amounted to $8,328,963 or 3.1% of net assets.
(d) The coupon rate shown on floating or adjustable rate securities represents the rate at period end.
OTHER INFORMATION
Purchases and sales of securities, other than short-term securities, aggregated $151,170,884 and $135,958,305, respectively (see Note 3 of Notes to Financial Statements).
The market value of futures contracts opened and closed during the period amounted to $16,479,212 and $15,909,555, respectively (see Note 3 of Notes to Financial Statements).
INCOME TAX INFORMATION
At October 31, 1998, the aggregate cost of investment securities for income tax purposes was $260,276,000. Net unrealized appreciation aggregated $2,330,699, of which $28,858,925 related to appreciated investment securities and $26,528,226 related to depreciated investment securities.
At October 31, 1998, the fund had a capital loss carryforward of approximately $86,198,000 of which $31,995,000, $20,273,000 and
$33,930,000 will expire on October 31, 2003, 2005 and 2006,
respectively.
JAPAN
FINANCIAL STATEMENTS


STATEMENT OF ASSETS AND LIABILITIES
 OCTOBER 31, 1998

ASSETS

INVESTMENT IN                     $ 262,606,699
SECURITIES, AT
VALUE
(COST
$259,246,64
9) -
SEE
ACCOMPANYIN
G SCHEDULE

RECEIVABLE FOR                     4,115,093
INVESTMENTS
SOLD

RECEIVABLE FOR                     365,964
FUND SHARES
SOLD

DIVIDENDS                          578,694
RECEIVABLE

INTEREST                           209,993
RECEIVABLE

REDEMPTION FEES                    1,757
RECEIVABLE

 TOTAL ASSETS                      267,878,200

LIABILITIES

PAYABLE FOR          $ 1,749,153
INVESTMENTS
PURCHASED

PAYABLE FOR           384,610
FUND SHARES
REDEEMED

ACCRUED               207,942
MANAGEMENT
FEE

OTHER PAYABLES        141,980
AND
ACCRUED
EXPENSES

 TOTAL LIABILITIES                 2,483,685

NET ASSETS                        $ 265,394,515

NET ASSETS
CONSIST OF:

PAID IN CAPITAL                   $ 353,907,990

DISTRIBUTIONS IN                   (4,689,993)
EXCESS OF
NET INVESTMENT
INCOME

ACCUMULATED                        (87,259,946)
UNDISTRIBUTED
NET REALIZED
GAIN (LOSS) ON
INVESTMENTS
AND FOREIGN
CURRENCY
TRANSACTIONS

NET UNREALIZED                     3,436,464
APPRECIATION
(DEPRECIATION)
ON
INVESTMENTS
AND ASSETS
AND LIABILITIES
IN
FOREIGN
CURRENCIES

NET ASSETS, FOR                   $ 265,394,515
26,312,845
SHARES
OUTSTANDING

NET ASSET                          $10.09
VALUE AND
REDEMPTION
PRICE PER
SHARE
($265,394,5
15 (DIVIDED BY)
26,312,845
SHARES)

MAXIMUM                            $10.40
OFFERING PRICE
PER SHARE
(100/97.00
OF $10.09)

STATEMENT OF OPERATIONS

 YEAR ENDED OCTOBER 31, 1998

INVESTMENT INCOME                                                                $ 1,587,426
DIVIDENDS

INTEREST                                                                          1,288,945

                                                                                  2,876,371

LESS FOREIGN TAXES WITHHELD                                                       (236,425)

 TOTAL INCOME                                                                     2,639,946

EXPENSES

MANAGEMENT FEE                                                    $ 1,766,681
BASIC FEE

 PERFORMANCE ADJUSTMENT                                            632,472

TRANSFER AGENT FEES                                                773,076

ACCOUNTING FEES AND EXPENSES                                       180,786

NON-INTERESTED TRUSTEES' COMPENSATION                              887

CUSTODIAN FEES AND EXPENSES                                        91,396

REGISTRATION FEES                                                  32,915

AUDIT                                                              52,576

LEGAL                                                              942

REPORTS TO SHAREHOLDERS                                            23,591

MISCELLANEOUS                                                      771

 TOTAL EXPENSES BEFORE REDUCTIONS                                  3,556,093

 EXPENSE REDUCTIONS                                                (30,124)       3,525,969

NET INVESTMENT INCOME (LOSS)                                                      (886,023)

REALIZED AND UNREALIZED GAIN (LOSS)
NET REALIZED GAIN (LOSS) ON:

 INVESTMENT SECURITIES                                             (32,963,771)

 FOREIGN CURRENCY TRANSACTIONS                                     (153,627)

 FUTURES CONTRACTS                                                 (569,657)      (33,687,055)

CHANGE IN NET UNREALIZED APPRECIATION (DEPRECIATION) ON:

 INVESTMENT SECURITIES                                             15,062,857

 ASSETS AND LIABILITIES IN                                         77,897         15,140,754
 FOREIGN CURRENCIES

NET GAIN (LOSS)                                                                   (18,546,301)

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS                  $ (19,432,324)

OTHER INFORMATION                                                                $ 397,863
SALES CHARGES PAID TO FDC

 SALES CHARGES - RETAINED BY FDC                                                 $ 396,298

 EXPENSE REDUCTIONS                                                              $ 28,135
 DIRECTED BROKERAGE ARRANGEMENTS

  CUSTODIAN CREDITS                                                               1,702

  TRANSFER AGENT CREDITS                                                          287

                                                                                 $ 30,124


STATEMENT OF CHANGES IN NET ASSETS
INCREASE (DECREASE) IN   YEAR ENDED      YEAR ENDED
NET ASSETS               OCTOBER 31,     OCTOBER 31,
                         1998            1997

OPERATIONS               $ (886,023)     $ (1,581,245)
NET INVESTMENT
INCOME (LOSS)

 NET REALIZED GAIN        (33,687,055)    (19,143,235)
(LOSS)

 CHANGE IN NET            15,140,754      9,840,199
UNREALIZED
APPRECIATION
(DEPRECIATION)

 NET INCREASE             (19,432,324)    (10,884,281)
(DECREASE) IN NET
ASSETS RESULTING
FROM OPERATIONS

DISTRIBUTIONS TO          (3,904,278)     (234,962)
SHAREHOLDERS IN
EXCESS OF NET
INVESTMENT INCOME

SHARE TRANSACTIONS        166,701,599     233,528,383
NET PROCEEDS FROM
SALES OF SHARES

 REINVESTMENT OF          3,837,897       230,693
DISTRIBUTIONS

 COST OF SHARES           (137,739,104)   (258,476,937)
REDEEMED

 NET INCREASE             32,800,392      (24,717,861)
(DECREASE) IN NET
ASSETS RESULTING
FROM SHARE
TRANSACTIONS

REDEMPTION FEES           375,918         897,125

  TOTAL INCREASE          9,839,708       (34,939,979)
(DECREASE) IN NET
ASSETS

NET ASSETS

 BEGINNING OF PERIOD      255,554,807     290,494,786

 END OF PERIOD           $ 265,394,515   $ 255,554,807
(INCLUDING
DISTRIBUTIONS IN
EXCESS OF NET
INVESTMENT INCOME
OF $4,689,993
AND $1,145,317,
RESPECTIVELY)

OTHER INFORMATION
SHARES

 SOLD                     16,601,342      19,572,662

 ISSUED IN                370,453         19,451
REINVESTMENT OF
DISTRIBUTIONS

 REDEEMED                 (13,676,838)    (21,440,377)

 NET INCREASE             3,294,957       (1,848,264)
(DECREASE)


SEE ACCOMPANYING NOTES WHICH ARE AN INTEGRAL PART OF THE FINANCIAL STATEMENTS.


FINANCIAL HIGHLIGHTS

                                     YEARS ENDED
                                     OCTOBER 31,

SELECTED PER-SHARE                   1998          1997       1996       1995       1994
DATA

NET ASSET VALUE,                     $ 11.10       $ 11.68    $ 12.08    $ 14.27    $ 13.35
BEGINNING OF PERIOD

INCOME FROM INVESTMENT
OPERATIONS

 NET INVESTMENT                       (.04) C       (.06) C    (.02) C    (.02)      (.04) C
INCOME (LOSS)

 NET REALIZED AND                     (.81)         (.55)      (.40)      (1.89)     1.31
UNREALIZED GAIN
(LOSS)

 TOTAL FROM INVESTMENT                (.85)         (.61)      (.42)      (1.91)     1.27
OPERATIONS

LESS DISTRIBUTIONS

 IN EXCESS OF NET                     (.18)         (.01)      -          -          -
INVESTMENT INCOME

 FROM NET REALIZED                    -             -          -          (.36)      (.39)
GAIN

 TOTAL DISTRIBUTIONS                  (.18)         (.01)      -          (.36)      (.39)

REDEMPTION FEES                       .02           .04        .02        .08        .04
ADDED TO PAID IN
CAPITAL

NET ASSET VALUE, END OF              $ 10.09       $ 11.10    $ 11.68    $ 12.08    $ 14.27
PERIOD

TOTAL RETURN A, B                     (7.52)%       (4.89)%    (3.31)%    (12.96)%   10.45%

RATIOS AND
SUPPLEMENTAL DATA

NET ASSETS, END OF                   $ 265,395     $ 255,555  $ 290,495  $ 343,981  $ 469,639
PERIOD (000 OMITTED)

RATIO OF EXPENSES TO                  1.49%         1.42%      1.15%      1.15%      1.42%
AVERAGE NET ASSETS

RATIO OF EXPENSES TO                  1.48% D       1.40% D    1.14% D    1.15%      1.42%
AVERAGE NET ASSETS
AFTER EXPENSE
REDUCTIONS

RATIO OF NET INVESTMENT               (.37)%        (.54)%     (.12)%     (.06)%     (.32)%
INCOME (LOSS) TO
AVERAGE NET ASSETS

PORTFOLIO TURNOVER RATE               62%           70%        83%        86%        153%

A THE TOTAL RETURNS WOULD HAVE
BEEN LOWER HAD CERTAIN
EXPENSES NOT BEEN REDUCED
DURING THE PERIODS SHOWN (SEE
NOTE 7 OF NOTES TO FINANCIAL
STATEMENTS).
B TOTAL RETURNS DO NOT INCLUDE THE
ONE TIME SALES CHARGE.
C NET INVESTMENT INCOME (LOSS)
PER SHARE HAS BEEN CALCULATED
BASED ON AVERAGE SHARES
OUTSTANDING DURING THE PERIOD.
D FMR OR THE FUND HAS ENTERED
INTO VARYING ARRANGEMENTS WITH
THIRD PARTIES WHO EITHER PAID OR
REDUCED A PORTION OF THE FUND'S
EXPENSES (SEE NOTE 7 OF NOTES
TO FINANCIAL STATEMENTS).


JAPAN SMALL COMPANIES
PERFORMANCE: THE BOTTOM LINE


There are several ways to evaluate a fund's historical performance. You can look at the total percentage change in value, the average annual percentage change or the growth of a hypothetical $10,000 investment. Total return reflects the change in the value of an investment, assuming reinvestment of the fund's dividend income and capital gains (the profits earned upon the sale of securities that have grown in value).
CUMULATIVE TOTAL RETURNS
PERIODS ENDED                          PAST 1   LIFE OF
OCTOBER 31, 1998                       YEAR     FUND

FIDELITY JAPAN SMALL COMPANIES         -6.94%   -39.50%

FIDELITY JAPAN SMALL COMPANIES         -9.74%   -41.32%
(INCL. 3.00% SALES CHARGE)

TOPIX Second Section                   -20.61%  -48.48%

TOPIX                                  -15.42%  -33.19%

Japanese Funds Average                 -13.24%  n/a

CUMULATIVE TOTAL RETURNS show the fund's performance in percentage terms over a set period - in this case, one year or since the fund started on November 1, 1995. For example, if you had invested $1,000 in a fund that had a 5% return over the past year, the value of your investment would be $1,050. You can compare the fund's returns to the performance of the Tokyo Stock Exchange Second Section Stock Price Index (TOPIX Second Section) and the Tokyo Stock Exchange Index (TOPIX), a market capitalization weighted index of over 1,300 stocks traded in the Japanese market. The Second Section Index reflects the performance of the smaller, less established and newly listed companies which comprise the second section of the Tokyo Stock Exchange, while the TOPIX reflects the performance of the larger company stocks listed in the first section. To measure how the fund's performance stacked up against its peers, you can compare the fund's performance to the Japanese funds average, which reflects the performance of mutual funds with similar objectives tracked by Lipper Analytical Services, Inc. the past one year average represents a peer group of 33 mutual funds. These benchmarks include reinvested dividends and capital gains, if any, and excludes the effect of sales charges.
AVERAGE ANNUAL TOTAL RETURNS
PERIODS ENDED                          PAST 1   LIFE OF
OCTOBER 31, 1998                       YEAR     FUND

FIDELITY JAPAN SMALL COMPANIES         -6.94%   -15.43%

FIDELITY JAPAN SMALL COMPANIES         -9.74%   -16.28%
(INCL. 3.00% SALES CHARGE)

TOPIX Second Section                   -20.61%  -19.84%

TOPIX                                  -15.42%  -12.58%

Japanese Funds Average                 -13.24%  n/a

AVERAGE ANNUAL TOTAL RETURNS take the fund's cumulative return and show you what would have happened if the fund had performed at a constant rate each year.
$10,000 OVER LIFE OF FUND
             Japan Small Companies       TOPIX 2nd Section Index
             00360                       EX005
  1995/11/01       9700.00                    10000.00
  1995/11/30       9661.20                    10335.33
  1995/12/31      10262.60                    10975.96
  1996/01/31      10107.40                    10804.92
  1996/02/29       9894.00                    10597.01
  1996/03/31      10272.30                    10646.28
  1996/04/30      11028.90                    11708.81
  1996/05/31      10602.10                    11395.42
  1996/06/30      10679.70                    11315.66
  1996/07/31      10185.00                    10994.68
  1996/08/31       9709.70                    10749.69
  1996/09/30       9632.10                    10480.50
  1996/10/31       8856.10                     9863.12
  1996/11/30       8477.80                     9534.70
  1996/12/31       7738.69                     8704.07
  1997/01/31       7036.95                     7918.69
  1997/02/28       7027.20                     7943.57
  1997/03/31       6637.34                     7373.48
  1997/04/30       6666.58                     7289.86
  1997/05/31       7748.44                     8537.79
  1997/06/30       8099.31                     8954.32
  1997/07/31       7797.17                     8282.33
  1997/08/31       6773.79                     7335.82
  1997/09/30       6471.65                     6623.67
  1997/10/31       6305.96                     6488.83
  1997/11/30       5643.20                     5546.61
  1997/12/31       5389.64                     5109.59
  1998/01/31       5946.18                     5889.51
  1998/02/28       5985.23                     6039.62
  1998/03/31       5467.75                     5636.64
  1998/04/30       5887.60                     5528.93
  1998/05/31       5770.43                     5257.19
  1998/06/30       5721.61                     5270.87
  1998/07/31       5926.65                     5282.13
  1998/08/31       5311.53                     4839.95
  1998/09/30       5243.18                     4632.10
  1998/10/30       5868.07                     5151.68
IMATRL PRASUN   SHR__CHT 19981031 19981112 164804 R00000000000039
$10,000 OVER LIFE OF FUND: Let's say hypothetically that $10,000 was invested in Fidelity Japan Small Companies Fund on November 1, 1995, when the fund started, and the current 3.00% sales charge was paid. As the chart shows, by October 31, 1998, the value of the investment would have been $5,868 - a 41.32% decrease on the initial investment. For comparison, look at how the Tokyo Stock Exchange Second Section Stock Price Index did over the same period. With dividends and capital gains, if any, reinvested, the same $10,000 would have been $5,152 - a 48.48% decrease. Going forward, the fund will compare its performance to that of the Tokyo Stock Exchange Second Section Stock Price Index rather than the Tokyo Stock Exchange Index. The Second Section Index provides a better indication of the performance of Japanese small-capitalization stocks than the TOPIX, which generally includes larger companies.

UNDERSTANDING PERFORMANCE
Many markets around the globe offer the potential for significant growth over time; however, investing in foreign markets means assuming greater risks than investing in the United States. Factors like changes in a country's financial markets, its local political and economic climate, and the fluctuating value of its currency create these risks. For these reasons an international fund's performance may be more volatile than a fund that invests exclusively in the United States. Past performance is no guarantee of future results and you may have a gain or loss when you sell your shares.
(checkmark)
JAPAN SMALL COMPANIES
FUND TALK: THE MANAGER'S OVERVIEW


An interview with Kenichi Mizushita, Portfolio Manager of Fidelity Japan Small Companies Fund
Q. HOW DID THE FUND PERFORM, KENICHI?
A. For the 12 months that ended October 31, 1998, the fund had a total return of -6.94%. During the same period, the Japanese funds average - which comprises mainly large-cap-oriented funds - had a total return of -13.24%, according to Lipper Analytical Services, and the Tokyo Stock Exchange Second Section Stock Price Index's total return was -20.61%.
Q. WHAT WAS THE INVESTING ENVIRONMENT LIKE DURING THE PAST YEAR?
A. It was a challenging one. Japan's weak economy, whose Gross Domestic Product (GDP) growth rate was negative over the last several quarters, was a primary factor in the stock market's continuing decline, with small-cap stocks faring worse than large-cap stocks. The banking system's problems in Japan, namely bad debt associated with the troubled economy and an increasing credit crunch, also hurt the small-cap market, spurring investors' flight to large, globally competitive companies. Liquidity was also an issue, with trading volumes declining throughout the period for large-caps, and to a greater degree, for small-cap stocks. In this environment, small-cap stocks significantly underperformed large-cap stocks over the past year.
Q. IT'S INTERESTING THAT THE FUND, WHICH INVESTS IN SMALL-CAP STOCKS, OUTPERFORMED ITS PEER GROUP - ALL LARGE-CAP FUNDS - AND THE INDEX OVER THE PAST YEAR . . .
A. It all boiled down to stock picking. I continued to visit many companies over the last year, meeting with management to discuss their progress and competitive strategies. Using Fidelity's strong research capabilities to round out my own knowledge, I successfully identified companies that had strong potential for earnings growth at attractive valuations, and I was able to discover companies with a competitive edge and growing businesses.
Q. WHICH STOCKS PERFORMED WELL?
A. Retailing companies generally helped the fund's performance. Don Quijote, a discount-store operator, is a well-managed company with a unique store operation. Two other retailer holdings, Ryohin Keikaku and Yamada Denki, also contributed to the fund's performance. Ryohin Keikaku is a full-line retailer that has established a strong brand identity, promoting its high-quality product line at reasonable prices. Yamada Denki is one of Japan's leading retailers for consumer electronics and appliances. This company has developed large-scale stores that have been generating good economies of scale. Even within the current environment of low consumer consumption, these retailers have all been doing well.
Q. WHAT ABOUT DISAPPOINTMENTS?
A. The technology sector performed very poorly during the period. Semiconductor-related companies, such as Mimasu Semiconductor and Towa, were disappointments and I've sold Towa from the fund's portfolio. After showing some signs of recovery late last year, pricing declined significantly again this year, hurting the entire industry and lowering the earnings outlook for both companies. Recently, however, semiconductor prices have stabilized, Japanese manufacturers have been attempting to raise prices and capital expenditures for 1999 are expected to increase - all good signs for this industry.
Q. HAVE YOU FOUND ANY INTERESTING OPPORTUNITIES IN NEWLY LISTED
STOCKS?
A. With the decline in the stock market, the number of newly listed companies has declined as well. However, the depressed equity markets have enhanced opportunities to purchase their stocks at more reasonable prices. Access Company is one example. This company is a custom software development firm, specializing in large-scale systems integration software for financial services. It's currently the only company of its kind doing this kind of work for the financial industry in Japan, and it has a strong competitive advantage in meeting increased demand. Another example is Koha, a company that makes switches for vending machines.
Q. WHAT'S YOUR OUTLOOK?
A. The negative dynamics, including declining industrial production, lower household income and expenditures and an overdue turnaround of the economy have all taken a toll on the Japanese stock market. However, there are signs that things may be changing in Japan. The government has changed its tight fiscal policy to an expanding fiscal policy and is taking steps to try to stimulate the economy. Problems in the banking system have led to the creation of stricter banking standards. Although Japan's problems will take some time to resolve, I think that the outlook for small-cap stocks is more positive now. With fundamental valuations currently attractive, I believe small-cap stocks can provide an excellent opportunity to add value over the long term.
THE VIEWS EXPRESSED IN THIS REPORT REFLECT THOSE OF THE PORTFOLIO MANAGER ONLY THROUGH THE END OF THE PERIOD OF THE REPORT AS STATED ON THE COVER. THE MANAGER'S VIEWS ARE SUBJECT TO CHANGE AT ANY TIME BASED ON MARKET AND OTHER CONDITIONS.


FUND FACTS
GOAL: long-term growth of capital by investing mainly in equity securities of Japanese issuers with small market capitalizations
FUND NUMBER: 360
TRADING SYMBOL: FJSCX
START DATE: November 1, 1995
SIZE: as of October 31, 1998, more than $99 million
MANAGER: Kenichi Mizushita, since 1996;
manager, several Fidelity Investments Japan, Ltd., and institutional funds; joined Fidelity in 1985
(checkmark)
JAPAN SMALL COMPANIES

INVESTMENT CHANGES




GEOGRAPHIC DIVERSIFICATION (% OF FUND'S INVESTMENTS)

AS OF OCTOBER 31, 1998
UNITED STATES 3.7%
ROW: 1, COL: 1, VALUE: 96.3
ROW: 1, COL: 2, VALUE: 3.7
JAPAN 96.3%
AS OF APRIL 30, 1998
UNITED STATES 7.7%
ROW: 1, COL: 1, VALUE: 92.3
ROW: 1, COL: 2, VALUE: 7.7
JAPAN 92.3%
ASSET ALLOCATION

                        % OF FUND'S  % OF FUND'S
                        INVESTMENTS  INVESTMENTS
                                     6 MONTHS AGO

Stocks                   96.3         92.3

Short-term investments   3.7          7.7

TOP TEN STOCKS AS OF OCTOBER 31, 1998

                                               % OF FUND'S   % OF FUND'S
                                               INVESTMENTS   INVESTMENTS
                                                             IN THESE STOCKS
                                                             6 MONTHS AGO

Shohkoh Fund & Co. Ltd.                         4.6           3.5
(Credit & Other Finance)

Union Tool Co.                                  3.9           4.1
(Industrial Machinery
 & Equipment)

Sony Music Entertainment Ltd. (Entertainment)   3.9           4.1

Access Co. Ltd.                                 3.8           0.0
(Computer Services & Software)

Nippon System Development Co. (Services)        3.2           2.9

Rock Field Co. Ltd.                             3.0           1.9
(Foods)

C. Uyemura & Co. Ltd.                           3.0           3.7
(Chemicals & Plastics)

BellSystem24, Inc.                              2.8           1.9
(Services)

Don Quijote Co. Ltd.                            2.7           0.5
(Retail & Wholesale,
 Miscellaneous)

Ryohin Keikaku Co. Ltd.                         2.6           1.9
(General Merchandise Stores)

TOP TEN MARKET SECTORS AS OF OCTOBER 31, 1998

                                               % OF FUND'S   % OF FUND'S
                                               INVESTMENTS   INVESTMENTS
                                                             IN THESE
                                                             MARKET SECTORS
                                                             6 MONTHS AGO

TECHNOLOGY                                      21.6          21.5

RETAIL & WHOLESALE                              14.2          7.4

INDUSTRIAL MACHINERY & EQUIPMENT                9.8           13.3

FINANCE                                         7.7           8.2

SERVICES                                        7.6           9.6

CONSTRUCTION &                                  6.8           4.5
REAL ESTATE

MEDIA & LEISURE                                 6.8           8.2

NONDURABLES                                     6.6           5.0

DURABLES                                        6.3           4.6

BASIC INDUSTRIES                                4.0           6.3

JAPAN SMALL COMPANIES

INVESTMENTS OCTOBER 31, 1998

Showing Percentage of Total Value of Investment in Securities



COMMON STOCKS - 96.3%

                                                SHARES                 VALUE (NOTE 1)

AEROSPACE & DEFENSE - 0.4%

Jamco Corp.                                      50,000                $ 396,040

BASIC INDUSTRIES - 4.0%

CHEMICALS & PLASTICS - 3.7%

C. Uyemura & Co. Ltd.                            122,000                2,951,528

Canon Chemicals, Inc.                            97,000                 752,449

                                                                        3,703,977

METALS & MINING - 0.3%

Toami Corp.                                      68,000                 298,579

TOTAL BASIC INDUSTRIES                                                  4,002,556

CONSTRUCTION & REAL ESTATE - 6.8%

BUILDING MATERIALS - 1.9%

Arc Land Sakamoto Co. Ltd.                       131,000                812,053

Kondotec, Inc.                                   100,000                467,499

Mitani Sekisan Co. Ltd.                          5,000                  14,206

Nichiha Corp.                                    80,000                 564,787

                                                                        1,858,545

CONSTRUCTION - 0.8%

Geotop Corp.                                     70,000                 294,705

Maeda Road Construction Co. Ltd.                 30,000                 193,198

Mitsui Home Co. Ltd.                             60,000                 290,314

                                                                        778,217

ENGINEERING - 3.4%

Ataka Construction &                             150,000                413,259
Engineering Co. Ltd.

Hikari Tsushin, Inc.                             46,000                 1,742,574

NEC System Integration                           20,000                 352,992
& Constuction Ltd.

Nippon Kokan Koji Corp.                          130,000                339,130

Sawako Corp.                                     102,500                573,612

                                                                        3,421,567

REAL ESTATE - 0.7%

Meiwa Estate Co. Ltd.                            75,000                 710,288

TOTAL CONSTRUCTION & REAL ESTATE                                        6,768,617

DURABLES - 6.3%

AUTOS, TIRES, & ACCESSORIES - 3.4%

FCC Co. Ltd.                                     40,000                 344,382

Keihin Corp.                                     40,000                 547,568

Koha Co. Ltd. (a)                                100,000                1,868,274

Piolax, Inc.                                     50,000                 335,773

Yachiyo Industry Co. Ltd.                        80,000                 334,051

                                                                        3,430,048

CONSUMER DURABLES - 2.3%

Aderans Co. Ltd.                                 80,000                 2,272,923



                                                SHARES                 VALUE (NOTE 1)

HOME FURNISHINGS - 0.6%

Nitori Co. Ltd.                                  73,000                $ 634,783

TOTAL DURABLES                                                          6,337,754

FINANCE - 7.7%

CREDIT & OTHER FINANCE - 7.7%

Acom Co. Ltd.                                    20,000                 1,120,964

Aeon Credit Service Ltd.                         20,000                 1,205,338

Aiful Corp.                                      1,000                  46,750

Jafco Co. Ltd.                                   35,000                 747,310

Shohkoh Fund & Co. Ltd.                          15,000                 4,578,134

                                                                        7,698,496

HEALTH - 3.1%

DRUGS & PHARMACEUTICALS - 0.2%

Jcr Pharmaceuticals Co. Ltd.                     19,000                 145,588

MEDICAL EQUIPMENT & SUPPLIES - 2.9%

Hogy Medical Co.                                 31,500                 739,023

Japan Lifeline Co. Ltd.                          120,000                2,190,271

                                                                        2,929,294

TOTAL HEALTH                                                            3,074,882

INDUSTRIAL MACHINERY & EQUIPMENT - 9.8%

ELECTRICAL EQUIPMENT - 0.7%

Hakuto Co. Ltd.                                  48,000                 690,142

INDUSTRIAL MACHINERY & EQUIPMENT - 9.1%

Glory Ltd.                                       70,000                 849,763

Iuchi Seieido Co. Ltd.                           30,000                 511,408

Misumi Corp.                                     48,000                 776,926

THK Co. Ltd.                                     120,000                1,239,776

Union Tool Co.                                   105,000                3,878,175

Yushin Precision Equipment Co. Ltd.              117,600                1,822,471

                                                                        9,078,519

TOTAL INDUSTRIAL MACHINERY & EQUIPMENT                                  9,768,661

MEDIA & LEISURE - 6.8%

ENTERTAINMENT - 4.9%

Aruze Corp. (a)                                  65,000                 1,012,914

Sony Music Entertainment Ltd.                    110,000                3,845,028

                                                                        4,857,942

PUBLISHING - 0.8%

Asia Securities Printing Co. Ltd.                84,000                 846,147

RESTAURANTS - 1.1%

Anrakutei Co. Ltd.                               3,000                  22,988

Saizeriya Co. Ltd. (a)                           52,000                 1,029,703

                                                                        1,052,691

TOTAL MEDIA & LEISURE                                                   6,756,780

COMMON STOCKS - CONTINUED

                                                SHARES                 VALUE (NOTE 1)

NONDURABLES - 6.6%

FOODS - 6.2%

Ariake Japan                                     25,000                $ 746,879

Q'Sai Co. Ltd.                                   67,000                 1,049,849

Rock Field Co. Ltd.                              157,000                2,973,741

Yonekyu Corp.                                    90,000                 1,396,298

                                                                        6,166,767

HOUSEHOLD PRODUCTS - 0.4%

Comany, Inc.                                     76,000                 425,312

TOTAL NONDURABLES                                                       6,592,079

RETAIL & WHOLESALE - 14.2%

APPAREL STORES - 1.4%

Fast Retailing Co. Ltd.                          40,000                 464,916

Naigai Clothes Co. Ltd.                          145,000                961,257

                                                                        1,426,173

GENERAL MERCHANDISE STORES - 6.1%

Circle K Japan Co. Ltd.                          28,000                 1,106,500

Himaraya Co. Ltd.                                61,000                 367,628

Matsumotokiyoshi Co. Ltd.                        52,500                 1,988,808

Ryohin Keikaku Co. Ltd.                          24,500                 2,657,770

                                                                        6,120,706

GROCERY STORES - 1.4%

C Two-Network Co. Ltd. (a)                       70,000                 1,368,059

RETAIL & WHOLESALE, MISCELLANEOUS - 5.3%

Don Quijote Co. Ltd.                             37,500                 2,744,296

Paris Miki, Inc.                                 40,000                 673,956

Yamada Denki Co. Ltd.                            105,000                1,898,407

                                                                        5,316,659

TOTAL RETAIL & WHOLESALE                                                14,231,597

SERVICES - 7.6%

Aucnet, Inc.                                     37,300                 738,614

BellSystem24, Inc.                               14,700                 2,834,955

Meitec Corp.                                     40,000                 774,860

Nippon System Development Co.                    125,000                3,196,298

                                                                        7,544,727

TECHNOLOGY - 21.6%

COMPUTER SERVICES & SOFTWARE - 10.0%

Access Co. Ltd. (a)                              112                    3,751,012

Computer Engineering & Consulting Ltd.           80,000                 1,226,001

Diamond Computer Service Co. Ltd.                51,000                 748,644

Fuji Soft ABC, Inc.                              61,400                 2,325,958

Ines Corp.                                       80,000                 571,675

Trans Cosmos, Inc.                               50,000                 1,061,128

Trend Micro, Inc. (a)                            8,000                  303,056

                                                                        9,987,474



                                                SHARES                 VALUE (NOTE 1)

COMPUTERS & OFFICE EQUIPMENT - 3.0%

Argotechnos 21Corp.                              63,000                $ 781,059

Digicube Co. Ltd. (a)                            75                     519,802

Fujitsu Support & Service, Inc. (a)              1,000                  50,366

Japan Business Computer Co. Ltd.                 10,000                 64,572

Toyo Information System Co. Ltd.                 100,000                1,549,720

                                                                        2,965,519

ELECTRONIC INSTRUMENTS - 4.9%

Cosel Co. Ltd.                                   100,000                688,765

Sony Chemicals Corp.                             76,000                 2,211,623

Tokyo Seimitsu Co. Ltd.                          63,000                 1,979,768

                                                                        4,880,156

ELECTRONICS - 3.1%

Kyoden Co. Ltd.                                  38,000                 719,759

Megachips Corp. (a)                              1,000                  28,412

Mimasu Semiconductor                             147,000                1,645,286
Industries Co. Ltd.

Paltek Corp. (a)                                 48,000                 706,672

                                                                        3,100,129

PHOTOGRAPHIC EQUIPMENT - 0.6%

Noritsu Koki Co. Ltd.                            31,000                 653,896

TOTAL TECHNOLOGY                                                        21,587,174

UTILITIES - 1.4%

CELLULAR - 1.4%

Ntt Mobile Communication Network, Inc. (a)(c)    40                     1,449,849

TOTAL COMMON STOCKS                                        96,209,212
(Cost $98,735,378)


CASH EQUIVALENTS - 3.7%



Taxable Central Cash Fund (b)           3,689,460                 3,689,460
(Cost $3,689,460)

TOTAL INVESTMENT IN SECURITIES - 100%              $ 99,898,672
(Cost $102,424,838)

LEGEND
(a) Non-income producing
(b) At period end, the seven-day yield on the Taxable Central Cash Fund was 4.96%. The yield refers to the income earned by investing in the fund over the seven-day period, expressed as an annual percentage.
(c) Security exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. At the period end, the value of these securities amounted to $1,449,849 or 1.4% of net assets.
OTHER INFORMATION
Purchases and sales of securities, other than short-term securities, aggregated $54,967,005 and $34,569,386, respectively (see Note 3 of Notes to Financial Statements).
INCOME TAX INFORMATION
At October 31, 1998, the aggregate cost of investment securities for income tax purposes was $102,463,426. Net unrealized depreciation aggregated $2,564,754, of which $14,804,890 related to appreciated investment securities and $17,369,644 related to depreciated investment securities.
At October 31, 1998, the fund had a capital loss carryforward of approximately $53,802,000 of which $38,185,000 and $15,617,000 will expire on October 31, 2005 and 2006, respectively.
JAPAN SMALL COMPANIES
FINANCIAL STATEMENTS


STATEMENT OF ASSETS AND LIABILITIES
 OCTOBER 31, 1998

ASSETS

INVESTMENT IN                   $ 99,898,672
SECURITIES, AT
VALUE
(COST
$102,424,83
8) -
SEE
ACCOMPANYIN
G SCHEDULE

RECEIVABLE FOR                   119,444
INVESTMENTS
SOLD

RECEIVABLE FOR                   54,290
FUND SHARES
SOLD

DIVIDENDS                        201,249
RECEIVABLE

INTEREST                         17,512
RECEIVABLE

REDEMPTION FEES                  107
RECEIVABLE

 TOTAL ASSETS                    100,291,274

LIABILITIES

PAYABLE FOR          $ 111,964
INVESTMENTS
PURCHASED

PAYABLE FOR           62,004
FUND SHARES
REDEEMED

ACCRUED               58,288
MANAGEMENT
FEE

OTHER PAYABLES        71,879
AND
ACCRUED
EXPENSES

 TOTAL LIABILITIES               304,135

NET ASSETS                      $ 99,987,139

NET ASSETS
CONSIST OF:

PAID IN CAPITAL                 $ 157,076,536

DISTRIBUTIONS IN                 (753,057)
EXCESS OF NET
INVESTMENT
INCOME

ACCUMULATED                      (53,840,851)
UNDISTRIBUTED
NET REALIZED
GAIN (LOSS) ON
INVESTMENTS
AND FOREIGN
CURRENCY
TRANSACTIONS

NET UNREALIZED                   (2,495,489)
APPRECIATION
(DEPRECIATION)
ON
INVESTMENTS
AND ASSETS
AND LIABILITIES
IN
FOREIGN
CURRENCIES

NET ASSETS, FOR                 $ 99,987,139
16,637,346
SHARES
OUTSTANDING

NET ASSET                        $6.01
VALUE AND
REDEMPTION
PRICE PER
SHARE
($99,987,13
9 (DIVIDED BY)
16,637,346
SHARES)

MAXIMUM                          $6.20
OFFERING PRICE
PER SHARE
(100/97.00
OF $6.01)

STATEMENT OF OPERATIONS

 YEAR ENDED OCTOBER 31, 1998

INVESTMENT INCOME                                                                $ 695,214
DIVIDENDS

INTEREST                                                                          389,929

                                                                                  1,085,143

LESS FOREIGN TAXES WITHHELD                                                       (103,657)

 TOTAL INCOME                                                                     981,486

EXPENSES

MANAGEMENT FEE                                                    $ 703,099

TRANSFER AGENT FEES                                                272,094

ACCOUNTING FEES AND EXPENSES                                       72,061

NON-INTERESTED TRUSTEES' COMPENSATION                              348

CUSTODIAN FEES AND EXPENSES                                        53,182

REGISTRATION FEES                                                  27,451

AUDIT                                                              32,819

LEGAL                                                              340

REPORTS TO SHAREHOLDERS                                            7,570

MISCELLANEOUS                                                      304

 TOTAL EXPENSES BEFORE REDUCTIONS                                  1,169,268

 EXPENSE REDUCTIONS                                                (714)          1,168,554

NET INVESTMENT INCOME (LOSS)                                                      (187,068)

REALIZED AND UNREALIZED GAIN (LOSS)
NET REALIZED GAIN (LOSS) ON:

 INVESTMENT SECURITIES                                             (15,457,114)

 FOREIGN CURRENCY TRANSACTIONS                                     (80,257)       (15,537,371)

CHANGE IN NET UNREALIZED APPRECIATION (DEPRECIATION) ON:

 INVESTMENT SECURITIES                                             8,634,347

 ASSETS AND LIABILITIES IN                                         31,120         8,665,467
 FOREIGN CURRENCIES

NET GAIN (LOSS)                                                                   (6,871,904)

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS                  $ (7,058,972)

OTHER INFORMATION                                                                $ 128,795
SALES CHARGES PAID TO FDC

 SALES CHARGES - RETAINED BY FDC                                                 $ 128,795

 EXPENSE REDUCTIONS                                                              $ 637
 DIRECTED BROKERAGE ARRANGEMENTS

  CUSTODIAN CREDITS                                                               77

                                                                                 $ 714


STATEMENT OF CHANGES IN NET ASSETS
INCREASE (DECREASE) IN   YEAR ENDED     YEAR ENDED
NET ASSETS               OCTOBER 31,    OCTOBER 31,
                         1998           1997

OPERATIONS               $ (187,068)    $ (431,691)
NET INVESTMENT
INCOME (LOSS)

 NET REALIZED GAIN        (15,537,371)   (38,200,071)
(LOSS)

 CHANGE IN NET            8,665,467      7,160,981
UNREALIZED
APPRECIATION
(DEPRECIATION)

 NET INCREASE             (7,058,972)    (31,470,781)
(DECREASE) IN NET
ASSETS RESULTING
FROM OPERATIONS

DISTRIBUTIONS TO
SHAREHOLDERS

 IN EXCESS OF NET         (141,696)      (53,184)
INVESTMENT INCOME

 FROM NET REALIZED        -              (359,714)
GAIN

 TOTAL DISTRIBUTIONS      (141,696)      (412,898)

SHARE TRANSACTIONS        68,052,610     128,561,609
NET PROCEEDS FROM
SALES OF SHARES

 REINVESTMENT OF          141,028        410,794
DISTRIBUTIONS

 COST OF SHARES           (45,513,438)   (118,965,973)
REDEEMED

 NET INCREASE             22,680,200     10,006,430
(DECREASE) IN NET
ASSETS RESULTING
FROM SHARE
TRANSACTIONS

REDEMPTION FEES           233,658        486,767

  TOTAL INCREASE          15,713,190     (21,390,482)
(DECREASE) IN NET
ASSETS

NET ASSETS

 BEGINNING OF PERIOD      84,273,949     105,664,431

 END OF PERIOD           $ 99,987,139   $ 84,273,949
(INCLUDING
DISTRIBUTIONS IN
EXCESS OF NET
INVESTMENT INCOME
OF $753,057 AND
$492,464,
RESPECTIVELY)

OTHER INFORMATION
SHARES

 SOLD                     11,458,260     16,940,710

 ISSUED IN                25,139         49,197
REINVESTMENT OF
DISTRIBUTIONS

 REDEEMED                 (7,861,499)    (15,551,026)

 NET INCREASE             3,621,900      1,438,881
(DECREASE)


SEE ACCOMPANYING NOTES WHICH ARE AN INTEGRAL PART OF THE FINANCIAL STATEMENTS.


FINANCIAL HIGHLIGHTS
                          YEARS ENDED
                          OCTOBER 31,

SELECTED PER-SHARE        1998          1997       1996 E
DATA

NET ASSET VALUE,          $ 6.47        $ 9.13     $ 10.00
BEGINNING OF PERIOD

INCOME FROM INVESTMENT
OPERATIONS

 NET INVESTMENT            (.01)         (.03)      (.03)
INCOME (LOSS) C

 NET REALIZED AND          (.45)         (2.63)     (.87)
UNREALIZED GAIN
(LOSS)

 TOTAL FROM INVESTMENT     (.46)         (2.66)     (.90)
OPERATIONS

LESS DISTRIBUTIONS

 IN EXCESS OF NET          (.01)         (.01)      -
INVESTMENT INCOME

 FROM NET REALIZED         -             (.03)      -
GAIN

 TOTAL DISTRIBUTIONS       (.01)         (.04)      -

REDEMPTION FEES            .01           .04        .03
ADDED TO PAID IN
CAPITAL

NET ASSET VALUE, END OF   $ 6.01        $ 6.47     $ 9.13
PERIOD

TOTAL RETURN A, B          (6.94)%       (28.80)%   (8.70)%

RATIOS AND
SUPPLEMENTAL DATA

NET ASSETS, END OF        $ 99,987      $ 84,274   $ 105,664
PERIOD (000 OMITTED)

RATIO OF EXPENSES TO       1.23%         1.35%      1.34%
AVERAGE NET ASSETS

RATIO OF EXPENSES TO       1.23%         1.34% D    1.34%
AVERAGE NET ASSETS
AFTER EXPENSE
REDUCTIONS

RATIO OF NET INVESTMENT    (.20)%        (.46)%     (.32)%
INCOME (LOSS) TO
AVERAGE NET ASSETS

PORTFOLIO TURNOVER RATE    39%           101%       66%

A THE TOTAL RETURNS WOULD HAVE BEEN
LOWER HAD CERTAIN EXPENSES NOT BEEN
REDUCED DURING THE PERIODS SHOWN.
B TOTAL RETURNS DO NOT INCLUDE THE ONE
TIME SALES CHARGE.
C NET INVESTMENT INCOME (LOSS) PER
SHARE HAS BEEN CALCULATED BASED ON
AVERAGE SHARES OUTSTANDING DURING
THE PERIOD.
D FMR OR THE FUND HAS ENTERED INTO
VARYING ARRANGEMENTS WITH THIRD
PARTIES WHO EITHER PAID OR REDUCED A
PORTION OF THE FUND'S EXPENSES.
E FOR THE PERIOD NOVEMBER 1, 1995
(COMMENCEMENT OF OPERATIONS) TO
OCTOBER 31, 1996.

LATIN AMERICA
PERFORMANCE: THE BOTTOM LINE


There are several ways to evaluate a fund's historical performance. You can look at the total percentage change in value, the average annual percentage change or the growth of a hypothetical $10,000 investment. Total return reflects the change in the value of an investment, assuming reinvestment of the fund's dividend income and capital gains (the profits earned upon the sale of securities that have grown in value).
CUMULATIVE TOTAL RETURNS
PERIODS ENDED                      PAST 1   PAST 5   LIFE OF
OCTOBER 31, 1998                   YEAR     YEARS    FUND

FIDELITY LATIN AMERICA             -30.01%  -15.21%  12.60%

FIDELITY LATIN AMERICA             -32.11%  -17.75%  9.23%
 (INCL. 3.00% SALES CHARGE)

MSCI EMF - Latin America           -28.00%  10.62%   37.09%

Latin American Funds Average       -32.34%  -19.52%  n/a

CUMULATIVE TOTAL RETURNS show the fund's performance in percentage terms over a set period - in this case, one year, five years or since the fund started on April 19, 1993. For example, if you had invested $1,000 in a fund that had a 5% return over the past year, the value of your investment would be $1,050. You can compare the fund's returns to the performance of the Morgan Stanley Capital International (MSCI) Emerging-Markets Free - Latin America Index - a market capitalization-weighted index of approximately 190 stocks traded in seven Latin American markets. To measure how the fund's performance stacked up against its peers, you can compare it to the Latin American funds average, which reflects the performance of mutual funds with similar objectives tracked by Lipper Analytical Services, Inc. The past one year average represents a peer group of 40 mutual funds. These benchmarks include reinvested dividends and capital gains, if any, and exclude the effect of sales charges.
AVERAGE ANNUAL TOTAL RETURNS
PERIODS ENDED                 PAST 1   PAST 5  LIFE OF
OCTOBER 31, 1998              YEAR     YEARS   FUND

FIDELITY LATIN AMERICA        -30.01%  -3.25%  2.17%

FIDELITY LATIN AMERICA        -32.11%  -3.83%  1.61%
 (INCL. 3.00% SALES CHARGE)

MSCI EMF - Latin America      -28.00%  2.04%   5.86%

Latin American Funds Average  -32.34%  -4.49%  n/a

AVERAGE ANNUAL TOTAL RETURNS take the fund's cumulative return and show you what would have happened if the fund had performed at a constant rate each year.
$10,000 OVER LIFE OF FUND
             Latin America               MS Latin Amer. Fr (Gross)
             00349                       MS007
  1993/04/19       9700.00                    10000.00
  1993/04/30       9641.80                     9629.27
  1993/05/31       9874.60                     9880.87
  1993/06/30      10379.00                    10503.42
  1993/07/31      10737.90                    10785.19
  1993/08/31      11746.70                    11714.82
  1993/09/30      11960.10                    11920.39
  1993/10/31      12881.60                    12392.75
  1993/11/30      13861.30                    13204.75
  1993/12/31      15722.24                    14878.84
  1994/01/31      16981.97                    17327.50
  1994/02/28      16093.32                    16826.00
  1994/03/31      14462.50                    15684.24
  1994/04/30      13437.14                    14487.31
  1994/05/31      14169.54                    15343.10
  1994/06/30      12851.22                    14360.38
  1994/07/31      14042.59                    15721.44
  1994/08/31      16132.38                    18278.52
  1994/09/30      16679.24                    19062.61
  1994/10/31      15829.65                    18120.86
  1994/11/30      15360.92                    17604.02
  1994/12/31      12079.76                    14974.08
  1995/01/31      10331.75                    13338.86
  1995/02/28       8710.70                    11406.56
  1995/03/31       8564.22                    11013.06
  1995/04/30       9618.88                    12602.53
  1995/05/31       9667.71                    12888.85
  1995/06/30       9804.43                    13089.71
  1995/07/31      10331.75                    13494.70
  1995/08/31      10527.06                    13648.86
  1995/09/30      10361.05                    13532.50
  1995/10/31       9521.23                    12443.72
  1995/11/30       9863.02                    12667.34
  1995/12/31      10090.87                    13052.35
  1996/01/31      11504.18                    14390.58
  1996/02/29      10901.30                    13561.89
  1996/03/31      11316.40                    13731.96
  1996/04/30      11800.68                    14492.29
  1996/05/31      12373.92                    14958.43
  1996/06/30      12709.95                    15342.23
  1996/07/31      12186.13                    14737.59
  1996/08/31      12561.70                    15152.37
  1996/09/30      12759.37                    15498.77
  1996/10/31      12443.10                    15347.63
  1996/11/30      12601.23                    15494.03
  1996/12/31      13190.77                    15951.46
  1997/01/31      14347.85                    17521.55
  1997/02/28      15122.60                    18680.87
  1997/03/31      15032.04                    18395.98
  1997/04/30      15766.54                    19316.04
  1997/05/31      16903.50                    20684.98
  1997/06/30      18352.37                    22458.18
  1997/07/31      19569.83                    23720.20
  1997/08/31      17436.77                    21447.02
  1997/09/30      19217.67                    23503.38
  1997/10/31      15605.55                    19038.69
  1997/11/30      16662.02                    19689.74
  1997/12/31      17528.97                    20998.04
  1998/01/31      15788.29                    18665.66
  1998/02/28      16541.56                    19646.12
  1998/03/31      17579.87                    21039.04
  1998/04/30      17579.87                    20557.00
  1998/05/31      15045.19                    17898.10
  1998/06/30      14261.37                    16840.37
  1998/07/31      14882.32                    17673.60
  1998/08/31       9120.76                    11542.94
  1998/09/30       9874.04                    12724.85
  1998/10/30      10922.52                    13708.79
IMATRL PRASUN   SHR__CHT 19981031 19981113 094640 R00000000000070
$10,000 OVER LIFE OF FUND: Let's say hypothetically that $10,000 was invested in Fidelity Latin America Fund on April 19, 1993, when the fund started, and the current 3.00% sales charge was paid. As the chart shows, by October 31, 1998, the value of the investment would have grown to $10,923 - a 9.23% increase on the initial investment. For comparison, look at how the Morgan Stanley Capital International Emerging Markets Free - Latin America Index did over the same period. With dividends and capital gains, if any, reinvested, the same $10,000 would have grown to $13,709 - a 37.09% increase.

UNDERSTANDING PERFORMANCE
Many markets around the globe offer the potential for significant growth over time; however, investing in foreign markets means assuming greater risks than investing in the United States. Factors like changes in a country's financial markets, its local political and economic climate, and the fluctuating value of its currency create these risks. For these reasons an international fund's performance may be more volatile than a fund that invests exclusively in the United States. Past performance is no guarantee of future results and you may have a gain or loss when you sell your shares.
(checkmark)
LATIN AMERICA
FUND TALK: THE MANAGER'S OVERVIEW



An interview with Patti Satterthwaite, Portfolio Manager of Fidelity Latin America Fund
Q. HOW DID THE FUND PERFORM, PATTI?
A. It was an extremely difficult year for the Latin American markets and the fund's performance reflects that. For the 12-month period that ended October 31, 1998, the fund provided a total return of -30.01%. To get a sense of how the fund did relative to its competitors, the Latin American funds average returned -32.34%, according to Lipper Analytical Services. To gauge how the fund did relative to the Latin American markets, the Morgan Stanley Capital International Emerging Markets Free-Latin America Index returned -28.00%.
Q. AFTER POSTING VERY STRONG GAINS IN THE PREVIOUS YEAR, LATIN AMERICAN STOCKS CAME UNDER SEVERE PRESSURE DURING THE PAST 12 MONTHS. WHAT CAUSED THE ABOUT-FACE?
A. Protracted problems in Southeast Asian emerging markets cast a continued pall over Latin American stocks during most of the year. As the Asian turmoil grew, Latin American stocks languished as investors became increasingly worried about the prospects and stability of all emerging markets. The most severe Latin American market decline, however, took place in August 1998 when Russia defaulted on its debt. In response, investors hurriedly sold off emerging-market bonds and equities. Venezuela, which suffered ongoing economic and political challenges, took the biggest blow, followed by Brazil, which was plagued by concerns about fiscal and current account deficits and uncertainty over the upcoming presidential election. Argentina and Mexico weathered the storm in better shape. Latin American markets rebounded later in the period, thanks to a variety of factors including interest-rate cuts in the United States, the resolution of the Brazilian presidential election and talk of a potential bailout of that country by the International Monetary Fund.
Q. HOW DID YOU ALTER YOUR STRATEGY IN RESPONSE TO THESE CHALLENGES?
A. Because I was concerned that Brazilian stock prices weren't yet reflecting the possibility of worse things to come, and because I was concerned that the country had drawn down its reserves in order to defend its currency, I cut the fund's stake in Brazilian holdings in mid-August. For example, I locked in some profits by selling some of the fund's holdings in the country's telephone company, Telebras, well before the stock had reached a September bottom.
Q. WHICH HOLDINGS WERE THE BIGGEST DETRACTORS FROM THE FUND'S PERFORMANCE OVER THE PAST YEAR?
A. Among the stocks that suffered the most damage were three of the biggest stocks in the Brazilian market: Telebras, electric company Centrais Electricas Brasileiras and integrated oil company Petrobras. Because they are perhaps the market's most liquid stocks and they had posted better-than-average multi-year gains, they were the first and hardest hit during the summer sell-off. The fund's holdings in Mexican banks, such as Grupo Financiero Bancomer, stumbled on concerns about the prospects for financial services companies in a slowing, global economic environment.
Q. WHICH OF THE FUND'S HOLDINGS HELD UP RELATIVELY WELL AGAINST THE DIFFICULT ENVIRONMENT?
A. The most notable came mainly out of Mexico, where the economy remained relatively strong. One of the fund's best performers as well as one of its largest holdings was phone company Telefonos de Mexico. Lower phone rates have helped spur telephone usage, which was a plus for "Telmex." Thanks to good consumer spending, retailers such as Cifra also performed well. Grupo Modelo also performed well, thanks in large part to increased international sales of Corona beer.
Q. WHAT'S YOUR OUTLOOK FOR THE LATIN AMERICAN MARKETS, PATTI?
A. The fortunes of Latin American markets depend mainly on how things unfold for Brazil, since it's Latin America's largest and most influential economy. The biggest near-term concerns are how well Brazil's government handles the fiscal challenges it faces and what role the International Monetary Fund plays in any bailout. I think Mexico will continue to differentiate itself from the rest of the region by posting decent economic growth. Given that outlook, I plan to continue to emphasize Brazilian utilities. In Mexico, where the economy has remained strong, I'll likely split between companies that can benefit from continued economic strength, such as retailers, and those that can withstand economic downturns, such as utilities.
THE VIEWS EXPRESSED IN THIS REPORT REFLECT THOSE OF THE PORTFOLIO MANAGER ONLY THROUGH THE END OF THE PERIOD OF THE REPORT AS STATED ON THE COVER. THE MANAGER'S VIEWS ARE SUBJECT TO CHANGE AT ANY TIME BASED ON MARKET AND OTHER CONDITIONS.


FUND FACTS
GOAL: high total investment return by investing mainly in equity and debt securities of Latin
American issuers
FUND NUMBER: 349
TRADING SYMBOL: FLATX
START DATE: April 19, 1993
SIZE: as of October 31, 1998, more than
$332 million
MANAGER: Patti Satterthwaite, since 1993;
assistant manager, Latin American portion of Fidelity Emerging Markets Fund, since 1990;
securities and Latin American analyst,
1986-1990; joined Fidelity in 1986
(checkmark)
LATIN AMERICA

INVESTMENT CHANGES




GEOGRAPHIC DIVERSIFICATION (% OF FUND'S INVESTMENTS)

AS OF OCTOBER 31, 1998
ARGENTINA 7.6%
UNITED STATES 9.7%
ROW: 1, COL: 1, VALUE: 7.6
ROW: 1, COL: 2, VALUE: 34.6
ROW: 1, COL: 3, VALUE: 3.1
ROW: 1, COL: 4, VALUE: 40.4
ROW: 1, COL: 5, VALUE: 1.5
ROW: 1, COL: 6, VALUE: 1.4
ROW: 1, COL: 7, VALUE: 1.7
ROW: 1, COL: 8, VALUE: 9.699999999999999
PERU 1.7%
PANAMA 1.4%
OTHER 1.5%
BRAZIL 34.6%
MEXICO 40.4%
CHILE 3.1%
AS OF APRIL 30, 1998
OTHER 9.4%
ARGENTINA 8.8%
ROW: 1, COL: 1, VALUE: 8.800000000000001
ROW: 1, COL: 2, VALUE: 42.0
ROW: 1, COL: 3, VALUE: 3.5
ROW: 1, COL: 4, VALUE: 36.3
ROW: 1, COL: 5, VALUE: 9.4
MEXICO 36.3%
BRAZIL 42.0%
CHILE 3.5%
ASSET ALLOCATION

                        % OF FUND'S  % OF FUND'S
                        INVESTMENTS  INVESTMENTS
                                     6 MONTHS AGO

Stocks                   90.3         98.0

Short-term investments   9.7          2.0


TOP TEN STOCKS AS OF OCTOBER 31, 1998

                                                               % OF FUND'S   % OF FUND'S
                                                               INVESTMENTS   INVESTMENTS
                                                                             IN THESE STOCKS
                                                                             6 MONTHS AGO

Telebras sponsored ADR                                          13.2          12.4
(Brazil, Telephone Services)

Telefonos de Mexico SA de CV                                    12.2          6.6
 sponsored ADR representing
 Class L shares
(Mexico, Telephone Services)

Centrais Electricas Brasileiras SA (Brazil, Electric Utility)   4.8           5.4

Telesp (Pfd. Reg.)                                              4.3           6.5
(Brazil, Telephone Services)

Cifra SA de CV Series C                                         4.0           2.5
(Mexico, General Merchandise
 Stores)

Grupo Modelo SA de CV                                           3.7           2.3
 Class C
(Mexico, Beverages)

Grupo Carso SA de CV                                            3.6           4.0
 Class A-1
(Mexico, Tobacco)

YPF Sociedad Anonima                                            3.5           4.8
 sponsored ADR representing
 Class D shares
(Argentina, Oil & Gas)

Compania Cervejaria                                             3.2           2.4
 Brahma PN (Pfd. Reg.)
(Brazil, Beverages)

Grupo Financiero Bancomer                                       3.1           4.7
 SA de CV Class B
(Mexico, Banks)


TOP TEN MARKET SECTORS AS OF OCTOBER 31, 1998

                                               % OF FUND'S   % OF FUND'S
                                               INVESTMENTS   INVESTMENTS
                                                             IN THESE
                                                             MARKET SECTORS
                                                             6 MONTHS AGO

UTILITIES                                       40.1          40.7

NONDURABLES                                     19.1          16.0

FINANCE                                         7.0           9.8

ENERGY                                          6.7           11.3

RETAIL & WHOLESALE                              6.1           5.6

BASIC INDUSTRIES                                4.2           6.3

CONSTRUCTION & REAL ESTATE                      2.2           3.2

PRECIOUS METALS                                 1.7           1.0

HOLDING COMPANIES                               1.3           1.6

MEDIA & LEISURE                                 1.3           1.9

LATIN AMERICA

INVESTMENTS OCTOBER 31, 1998

Showing Percentage of Total Value of Investment in Securities



COMMON STOCKS - 90.3%

                                                                         SHARES          VALUE (NOTE 1)

ARGENTINA - 7.6%

Bansud SA Class B (a)                                                     229,590        $ 769,365

Cresud S.A.C.I.F.y A.                                                     104,500         1,449,938
sponsored ADR (a)

Disco SA sponsored ADR (a)                                                23,400          343,688

Inversiones y Representacions SA ADR                                      43,800          1,133,325

Perez Companc SA Class B                                                  290,236         1,434,210

Telecom Argentina Stet-France Telecom SA sponsored ADR Class B            259,200         8,359,200

YPF Sociedad Anonima sponsored ADR representing Class D shares            401,300         11,612,619

                                                                                          25,102,345

BRAZIL - 34.6%

Aracruz Celulose SA ADR                                                   187,750         1,572,406

Banco Bradesco SA (Reg. Pfd.)                                             65,324,483      372,360

Centrais Electricas Brasileiras SA                                        676,860,100     15,659,784

Companhia Brasileira de Distribuicao Grupo Pao de Acucar sponsored ADR    87,600          1,412,550

Companhia Brasileira de Petroleo Ipiranga SA Class B                      321,249,000     1,723,453

Companhia de Electricidade do Estado do Rio de Janeiro (CERJ) (a)         2,008,714,550   656,690

Companhia de Tecidos Norte                                                10,053,310      1,162,963
de Minas

Companhia Paulista de Forca                                               80,306          4,712
e Luz (a)

Companhia Paulista de Forca e                                             196             0
Luz rights 1/22/99 (a)

Compania Cervejaria Brahma PN:

(Pfd. Reg.)                                                               22,076,523      10,363,262

(Reg.)                                                                    117,827         44,446

warrants 4/30/03 (a)                                                      1,895,770       79,457

Compania Cimento Portland Itau                                            6,044,000       810,629

Compania Energertica Minas Gerais                                         273,241,329     5,313,885

Dixie Toga SA                                                             1,904,400       494,877

Encorpar Redito e Participa SA                                            11,465,310      15,377

Itausa Investimentos Itau SA                                              4,623,000       2,441,418

Klabin Industria de Papel e Celulose PN                                   4,047,165       746,365

Perdigao SA PN (a)                                                        1,202,539,630   1,461,656

Petrobras PN (Pfd. Reg.)                                                  59,246,000      7,449,516

Souza Cruz Industria Comerico                                             537,500         3,649,566

Telebras sponsored ADR                                                    569,340         43,234,253

Telesp (Pfd. Reg.)                                                        83,193,899      13,947,592

Votorantim Celulose e Papel SA                                            126,688,499     1,115,075
(Pfd. Reg.)

                                                                                          113,732,292

CHILE - 3.1%

Chilectra SA sponsored ADR                                                37,500          712,500

Cristalerias de Chile SA                                                  124,700         1,434,050
sponsored ADR



                                                                         SHARES          VALUE (NOTE 1)

Embotelladora Andina sponsored ADR Class A                                166,200        $ 2,212,538

Enersis SA sponsored ADR                                                  163,200         3,406,800

Santa Isabel SA sponsored ADR                                             114,500         665,531

Supermercados Unimarc SA sponsored ADR                                    86,200          296,313

Vina Concha Stet y Toro SA                                                61,000          1,566,938
sponsored ADR

                                                                                          10,294,670

COLOMBIA - 0.9%

Banco Ganadero SA sponsored ADR Class C                                   79,800          573,563

Compania Nacional de Chocolates                                           136,000         294,616

Noel (Industria Alimenticias)                                             97,207          117,677

Suramericana de Inversiones SA                                            1,761,400       1,794,508

                                                                                          2,780,364

LUXEMBOURG - 0.6%

Quilmes Industrial SA sponsored ADR                                       201,300         1,849,444

MEXICO - 40.4%

Apasco SA de CV                                                           1,283,000       4,728,187

BANACCI SA de CV Class B (a)                                              5,580,000       5,835,657

Cifra SA de CV:

Series C (a)                                                              9,942,200       12,972,393

Series V (a)                                                              821,572         1,121,069

Corporacion Geo SA de CV (a)                                              394,873         688,275

Elektra SA de CV unit                                                     8,087,300       3,608,676

Fomento Economico Mexicano SA de CV sponsored ADR                         300,120         7,821,878

Gruma SA de CV Class B (a)                                                1,420,145       3,394,769

Grupo Carso SA de CV Class A-1                                            3,398,100       11,845,966

Grupo Financiero Bancomer SA de CV Class B                                49,437,700      10,143,592

Grupo Financiero Inbursa SA Class B                                       3,045,900       5,375,832

Grupo Modelo SA de CV Class C                                             5,735,200       12,167,307

Grupo Televisa SA de CV sponsored GDR (a)                                 152,400         4,133,850

Kimberly-Clark de Mexico SA de CV Class A                                 2,927,000       8,629,402

Telefonos de Mexico SA de CV sponsored ADR representing                   759,400         40,105,813
Class L shares

                                                                                          132,572,666

PANAMA - 1.4%

Panamerican Beverages, Inc. Class A                                       227,000         4,596,750

COMMON STOCKS - CONTINUED

                                                                         SHARES          VALUE (NOTE 1)

PERU - 1.7%

Compania de Minas Buenaventura SA:

Class B                                                                   134,077        $ 804,899

sponsored ADR Class B                                                     339,000         4,152,750

sponsored ADR Class T                                                     98,541          562,037

                                                                                          5,519,686

TOTAL COMMON STOCKS                                                                       296,448,2
(Cost $356,105,148)                                                                      17


NONCONVERTIBLE BONDS - 0.0%

MOODY'S RATINGS (UNAUDITED)                             PRINCIPAL
                                                        AMOUNT

BRAZIL - 0.0%

Compania Vale Do Rio Doce 0% 11/19/00 (Cost $0)    BRL   290,000     -

CASH EQUIVALENTS - 9.7%

                            MATURITY
                            AMOUNT

Investments in repurchase   $ 40,018      40,000
agreements (U.S.
Treasury obligations), in
a joint trading account
at 5.39%, dated
10/30/98 due
11/2/98

                            SHARES

Taxable Central Cash         31,861,812   31,861,812
Fund (b)

TOTAL CASH EQUIVALENTS                    31,901,81
(Cost $31,901,812)                       2

TOTAL INVESTMENT IN SECURITIES - 100%      $ 328,350,029
(Cost $388,006,960)

CURRENCY ABBREVIATIONS

BRL                     -   Brazilian real

LEGEND
(a) Non-income producing
(b) At period end, the seven-day yield on the Taxable Central Cash Fund was 4.96%. The yield refers to the income earned by investing in the fund over the seven-day period, expressed as an annual percentage. OTHER INFORMATION
Purchases and sales of securities, other than short-term securities, aggregated $177,057,106 and $486,089,740, respectively (see Note 3 of Notes to Financial Statements).
The fund placed a portion of its portfolio transactions with brokerage firms which are affiliates of Fidelity Management & Research Company. The commissions paid to these affiliated firms were $3,776 for the period (see Note 4 of Notes to Financial Statements).
MARKET SECTOR DIVERSIFICATION (UNAUDITED)
As a Percentage of Total Value of Investment in Securities
BASIC INDUSTRIES              4.2%

CASH EQUIVALENTS              9.7

CONSTRUCTION & REAL ESTATE    2.2

DURABLES                      0.4

ENERGY                        6.7

FINANCE                       7.0

HOLDING COMPANIES             1.3

MEDIA & LEISURE               1.3

NONDURABLES                   19.1

PRECIOUS METALS               1.7

RETAIL & WHOLESALE            6.1

SERVICES                      0.2

UTILITIES                      40.1

                              100.0%

INCOME TAX INFORMATION
At October 31, 1998, the aggregate cost of investment securities for income tax purposes was $389,066,256. Net unrealized depreciation aggregated $60,716,227, of which $43,816,382 related to appreciated investment securities and $104,532,609 related to depreciated investment securities.
At October 31, 1998, the fund had a capital loss carryforward of approximately $74,514,000 of which $36,899,000 and $37,615,000 will expire on October 31, 2003 and 2004, respectively.
LATIN AMERICA
FINANCIAL STATEMENTS


STATEMENT OF ASSETS AND LIABILITIES
 OCTOBER 31, 1998

ASSETS

INVESTMENT IN                   $ 328,350,029
SECURITIES, AT
VALUE
(INCLUDING
REPURCHASE
AGREEMENTS OF
$40,000)
(COST
$388,006,96
0) - SEE
ACCOMPANYIN
G SCHEDULE

CASH                             358

RECEIVABLE FOR                   2,240,108
INVESTMENTS
SOLD

RECEIVABLE FOR                   563,418
FUND SHARES
SOLD

DIVIDENDS                        2,267,099
RECEIVABLE

INTEREST                         114,305
RECEIVABLE

REDEMPTION FEES                  3,040
RECEIVABLE

OTHER                            9,750
RECEIVABLES

 TOTAL ASSETS                    333,548,107

LIABILITIES

PAYABLE FOR          $ 750,483
FUND SHARES
REDEEMED

ACCRUED               189,614
MANAGEMENT
FEE

OTHER PAYABLES        368,466
AND
ACCRUED
EXPENSES

 TOTAL LIABILITIES               1,308,563

NET ASSETS                      $ 332,239,544

NET ASSETS
CONSIST OF:

PAID IN CAPITAL                 $ 460,744,470

UNDISTRIBUTED                    6,696,796
NET INVESTMENT
INCOME

ACCUMULATED                      (75,451,982)
UNDISTRIBUTED
NET REALIZED
GAIN (LOSS) ON
INVESTMENTS
AND FOREIGN
CURRENCY
TRANSACTIONS

NET UNREALIZED                   (59,749,740)
APPRECIATION
(DEPRECIATION)
ON
INVESTMENTS
AND ASSETS
AND LIABILITIES
IN
FOREIGN
CURRENCIES

NET ASSETS, FOR                 $ 332,239,544
30,966,969
SHARES
OUTSTANDING

NET ASSET                        $10.73
VALUE AND
REDEMPTION
PRICE PER
SHARE
($332,239,5
44 (DIVIDED BY)
30,966,969
SHARES)

MAXIMUM                          $11.06
OFFERING PRICE
PER SHARE
(100/97.00
OF $10.73)

STATEMENT OF OPERATIONS

 YEAR ENDED OCTOBER 31, 1998

INVESTMENT INCOME                                                                 $ 14,473,638
DIVIDENDS

SPECIAL DIVIDEND FROM CENTRAIS ELECTRICAS BRASILEIRAS SA                           2,290,547

INTEREST                                                                           1,274,609

                                                                                   18,038,794

LESS FOREIGN TAXES WITHHELD                                                        (1,273,722)

 TOTAL INCOME                                                                      16,765,072

EXPENSES

MANAGEMENT FEE                                                    $ 4,433,227

TRANSFER AGENT FEES                                                1,894,165

ACCOUNTING FEES AND EXPENSES                                       401,285

NON-INTERESTED TRUSTEES' COMPENSATION                              2,921

CUSTODIAN FEES AND EXPENSES                                        910,406

REGISTRATION FEES                                                  24,722

AUDIT                                                              67,119

LEGAL                                                              3,597

REPORTS TO SHAREHOLDERS                                            62,762

FOREIGN TAX EXPENSE                                                179,654

MISCELLANEOUS                                                      1,891

 TOTAL EXPENSES BEFORE REDUCTIONS                                  7,981,749

 EXPENSE REDUCTIONS                                                (74,173)        7,907,576

NET INVESTMENT INCOME                                                              8,857,496

REALIZED AND UNREALIZED GAIN (LOSS)
NET REALIZED GAIN (LOSS) ON:

 INVESTMENT SECURITIES                                             45,905,210

 FOREIGN CURRENCY TRANSACTIONS                                     (615,031)       45,290,179

CHANGE IN NET UNREALIZED APPRECIATION (DEPRECIATION) ON:

 INVESTMENT SECURITIES                                             (200,030,700)

 ASSETS AND LIABILITIES IN                                         (59,981)        (200,090,681)
 FOREIGN CURRENCIES

NET GAIN (LOSS)                                                                    (154,800,502)

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS                   $ (145,943,006)

OTHER INFORMATION                                                                 $ 323,761
SALES CHARGES PAID TO FDC

 SALES CHARGES - RETAINED BY FDC                                                  $ 323,203

 EXPENSE REDUCTIONS                                                               $ 64,035
 DIRECTED BROKERAGE ARRANGEMENTS

  CUSTODIAN CREDITS                                                                4,789

  TRANSFER AGENT CREDITS                                                           5,349

                                                                                  $ 74,173


STATEMENT OF CHANGES IN NET ASSETS
INCREASE (DECREASE) IN   YEAR ENDED      YEAR ENDED
NET ASSETS               OCTOBER 31,     OCTOBER 31,
                         1998            1997

OPERATIONS               $ 8,857,496     $ 10,354,029
NET INVESTMENT
INCOME

 NET REALIZED GAIN        45,290,179      65,034,745
(LOSS)

 CHANGE IN NET            (200,090,681)   64,919,843
UNREALIZED
APPRECIATION
(DEPRECIATION)

 NET INCREASE             (145,943,006)   140,308,617
(DECREASE) IN NET
ASSETS RESULTING
FROM OPERATIONS

DISTRIBUTIONS TO          (10,041,240)    (9,458,525)
SHAREHOLDERS FROM
NET INVESTMENT
INCOME

SHARE TRANSACTIONS        115,794,938     704,350,162
NET PROCEEDS FROM
SALES OF SHARES

 REINVESTMENT OF          9,873,405       9,235,878
DISTRIBUTIONS

 COST OF SHARES           (446,516,807)   (595,524,911)
REDEEMED

 NET INCREASE             (320,848,464)   118,061,129
(DECREASE) IN NET
ASSETS RESULTING
FROM SHARE
TRANSACTIONS

REDEMPTION FEES           530,116         1,741,603

  TOTAL INCREASE          (476,302,594)   250,652,824
(DECREASE) IN NET
ASSETS

NET ASSETS

 BEGINNING OF PERIOD      808,542,138     557,889,314

 END OF PERIOD           $ 332,239,544   $ 808,542,138
(INCLUDING
UNDISTRIBUTED NET
INVESTMENT INCOME
OF $6,696,796
AND $8,495,570,
RESPECTIVELY)

OTHER INFORMATION
SHARES

 SOLD                     8,079,774       43,052,799

 ISSUED IN                578,067         724,384
REINVESTMENT OF
DISTRIBUTIONS

 REDEEMED                 (29,806,543)    (35,962,567)

 NET INCREASE             (21,148,702)    7,814,616
(DECREASE)


SEE ACCOMPANYING NOTES WHICH ARE AN INTEGRAL PART OF THE FINANCIAL STATEMENTS.


FINANCIAL HIGHLIGHTS

                                     YEARS ENDED
                                     OCTOBER 31,

SELECTED PER-SHARE                   1998          1997       1996       1995       1994
DATA

NET ASSET VALUE,                     $ 15.51       $ 12.59    $ 9.75     $ 16.21    $ 13.28
BEGINNING OF PERIOD

INCOME FROM INVESTMENT
OPERATIONS

 NET INVESTMENT                       .22 C, E      .20 C      .22        .04        .07
INCOME

 NET REALIZED AND                     (4.81)        2.92       2.72       (6.52)     2.82
UNREALIZED GAIN
(LOSS)

 TOTAL FROM INVESTMENT                (4.59)        3.12       2.94       (6.48)     2.89
OPERATIONS

LESS DISTRIBUTIONS

 FROM NET INVESTMENT                  (.20)         (.23)      (.12)      -          (.05)
INCOME

 FROM NET REALIZED                    -             -          -          -          (.05)
GAIN

 TOTAL DISTRIBUTIONS                  (.20)         (.23)      (.12)      -          (.10)

REDEMPTION FEES                       .01           .03        .02        .02        .14
ADDED TO PAID IN
CAPITAL

NET ASSET VALUE, END OF              $ 10.73       $ 15.51    $ 12.59    $ 9.75     $ 16.21
PERIOD

TOTAL RETURN A, B                     (30.01)%      25.42%     30.69%     (39.85)%   22.89%

RATIOS AND
SUPPLEMENTAL DATA

NET ASSETS, END OF                   $ 332,240     $ 808,542  $ 557,889  $ 466,289  $ 888,530
PERIOD (000 OMITTED)

RATIO OF EXPENSES TO                  1.34%         1.30%      1.32%      1.41%      1.48%
AVERAGE NET ASSETS

RATIO OF EXPENSES TO                  1.33% D       1.29% D    1.32%      1.41%      1.48%
AVERAGE NET ASSETS
AFTER EXPENSE
REDUCTIONS

RATIO OF NET INVESTMENT               1.49%         1.19%      1.48%      .97%       .47%
INCOME TO AVERAGE
NET ASSETS

PORTFOLIO TURNOVER RATE               31%           64%        70%        57%        77%

A THE TOTAL RETURNS WOULD HAVE
BEEN LOWER HAD CERTAIN
EXPENSES NOT BEEN REDUCED
DURING THE PERIODS SHOWN (SEE
NOTE 7 OF NOTES TO FINANCIAL
STATEMENTS).
B TOTAL RETURNS DO NOT INCLUDE THE
ONE TIME SALES CHARGE.
C NET INVESTMENT INCOME PER
SHARE HAS BEEN CALCULATED
BASED ON AVERAGE SHARES
OUTSTANDING DURING THE PERIOD.
D FMR OR THE FUND HAS ENTERED
INTO VARYING ARRANGEMENTS WITH
THIRD PARTIES WHO EITHER PAID OR
REDUCED A PORTION OF THE FUND'S
EXPENSES (SEE NOTE 7 OF NOTES
TO FINANCIAL STATEMENTS).
E INVESTMENT INCOME PER SHARE
REFLECTS A SPECIAL DIVIDEND FROM
CENTRAL ELECTRICAS BRASILEIRAS
WHICH AMOUNTED TO $.06 PER
SHARE.


NORDIC
PERFORMANCE: THE BOTTOM LINE


There are several ways to evaluate a fund's historical performance. You can look at the total percentage change in value, the average annual percentage change or the growth of a hypothetical $10,000 investment. Total return reflects the change in the value of an investment, assuming reinvestment of the fund's dividend income and capital gains (the profits earned upon the sale of securities that have grown in value). If Fidelity had not reimbursed certain fund expenses, the life of fund total returns would have been lower. CUMULATIVE TOTAL RETURNS
PERIODS ENDED                       PAST 1  LIFE OF
OCTOBER 31, 1998                    YEAR    FUND

FIDELITY NORDIC                     10.99%  78.91%

FIDELITY NORDIC                     7.66%   73.55%
 (INCL. 3.00% SALES CHARGE)

FT-Actuaries World Nordic           7.70%   67.41%

European Region Funds Average       15.45%  n/a

CUMULATIVE TOTAL RETURNS show the fund's performance in percentage terms over a set period - in this case, one year or since the fund started on November 1, 1995. For example, if you had invested $1,000 in a fund that had a 5% return over the past year, the value of your investment would be $1,050. You can compare the fund's returns to the performance of the FT/S&P-Actuaries World Nordic Index - a market capitalization weighted index of approximately 90 stocks traded in four Scandinavian markets. To measure how the fund's performance stacked up against its peers, you can compare the fund's performance to the European region funds average, which reflects the performance of mutual funds with similar objectives tracked by Lipper Analytical Services, Inc. The past one year average represents a peer group of 91 mutual funds. These benchmarks include reinvested dividends and capital gains, if any, and exclude the effect of sales charges. AVERAGE ANNUAL TOTAL RETURNS
PERIODS ENDED                       PAST 1  LIFE OF
OCTOBER 31, 1998                    YEAR    FUND

FIDELITY NORDIC                     10.99%  21.40%

FIDELITY NORDIC                     7.66%   20.17%
 (INCL. 3.00% SALES CHARGE)

FT-Actuaries World Nordic           7.70%   18.74%

European Region Funds Average       15.45%  n/a

AVERAGE ANNUAL TOTAL RETURNS take the fund's cumulative return and show you what would have happened if the fund had performed at a constant rate each year.
$10,000 OVER LIFE OF FUND
             Nordic                      FT Nordic
             00342                       FT002
  1995/11/01       9700.00                    10000.00
  1995/11/30       9845.50                    10178.00
  1995/12/31       9554.50                     9911.00
  1996/01/31       9612.70                     9809.37
  1996/02/29      10204.40                    10456.70
  1996/03/31      10340.20                    10564.18
  1996/04/30      10476.00                    10606.06
  1996/05/31      10990.10                    10977.77
  1996/06/30      11106.50                    11058.76
  1996/07/31      10980.40                    10822.25
  1996/08/31      11630.30                    11437.85
  1996/09/30      12018.30                    11769.52
  1996/10/31      12386.90                    12210.52
  1996/11/30      13269.60                    12915.13
  1996/12/31      13537.43                    13283.75
  1997/01/31      13880.77                    13676.71
  1997/02/28      13969.05                    13661.62
  1997/03/31      14332.01                    14093.06
  1997/04/30      13439.33                    13296.07
  1997/05/31      14302.58                    14246.43
  1997/06/30      15136.41                    15111.48
  1997/07/31      15617.09                    15775.44
  1997/08/31      14999.07                    15074.22
  1997/09/30      16843.30                    16846.82
  1997/10/31      15636.71                    15544.47
  1997/11/30      15705.38                    15583.27
  1997/12/31      15177.38                    15331.98
  1998/01/31      15593.63                    15587.89
  1998/02/28      17077.22                    16969.39
  1998/03/31      18219.26                    18157.18
  1998/04/30      19713.51                    19141.41
  1998/05/31      19830.92                    19281.53
  1998/06/30      20119.10                    19279.69
  1998/07/31      20791.51                    19608.59
  1998/08/31      16575.57                    16383.65
  1998/09/30      16212.68                    15544.47
  1998/10/30      17354.72                    16741.19
IMATRL PRASUN   SHR__CHT 19981031 19981113 170859 R00000000000039
$10,000 OVER LIFE OF FUND: Let's say hypothetically that $10,000 was invested in Fidelity Nordic Fund on November 1, 1995, when the fund started, and the current 3.00% sales charge was paid. As the chart shows, by October 31, 1998, the value of the investment would have grown to $17,355 - a 73.55% increase on the initial investment. For comparison, look at how the FT/S&P-Actuaries World Nordic Index did over the same period. With dividends and capital gains, if any, reinvested, the same $10,000 investment would have grown to $16,741 - a 67.41% increase.

UNDERSTANDING PERFORMANCE
Many markets around the globe offer the potential for significant growth over time; however, investing in foreign markets means assuming greater risks than investing in the United States. Factors like changes in a country's financial markets, its local political and economic climate, and the fluctuating value of its currency create these risks. For these reasons an international fund's performance may be more volatile than a fund that invests exclusively in the United States. Past performance is no guarantee of future results and you may have a gain or loss when you sell your shares.
(checkmark)
NORDIC
FUND TALK: THE MANAGER'S OVERVIEW



An interview with Trygve Toraasen, Portfolio Manager of Fidelity
Nordic Fund
Q. HOW DID THE FUND PERFORM, TRYGVE?
A. For the 12 months that ended October 31, 1998, the fund posted a total return of 10.99%, compared to 7.70% for the FT/S&P-Actuaries World Nordic Index and 15.45% for the European region funds average tracked by Lipper Analytical Services.
Q. WHY DID THE FUND PERFORM BETTER THAN THE NORDIC INDEX, BUT LAG THE LIPPER AVERAGE?
A. It beat the index because of the solid performance of the fund's biggest positions, especially the top position, Finnish telecommunications equipment company Nokia. Maintaining a heavier weighting in Nokia than the one found in the index helped, as this stock was the single largest contributor to the fund's performance over the past year, spurred by very strong earnings buoyed by the introduction of a new line of cellular handsets. The fund also benefited from a significant underweighting, relative to the index, in oil, shipping and engineering stocks. These sectors fared poorly due to, among other factors, fears of a global economic slowdown. The fund trailed the European funds average because the Nordic market trailed Europe as a whole. Cyclicals - companies whose prospects rise and fall with the economy - make up a large proportion of the Nordic index, including paper, forest products, oil, shipping and engineering. Again, these stocks underperformed because of uncertainty over global economic strength.
Q. WHAT STRATEGIES DID YOU PURSUE GIVEN THE RECENT VOLATILITY OF THE GLOBAL MARKETS?
A. The Nordic markets reacted much the same way other markets did - there was a flight to quality. While larger-capitalization blue-chip stocks fared well, smaller company stocks did not. In addition, investors looked to invest in companies that offered steadily recurring revenues and predictable earnings streams. Following that approach, I increased the fund's investments in pharmaceutical stocks such as one of the fund's top holdings, Astra, and also added to the fund's utilities investments.
Q. WHICH STOCKS DID WELL? WHICH WERE DISAPPOINTMENTS?
A. Like Nokia, its Finnish competitor, Sweden's Ericsson thrived by demonstrating significant growth potential, as did Europolitan, a cellular service provider. Nokia and Ericsson accounted for 24% of the Nordic index and about 28% of the fund at the end of the period. Hennes & Mauritz, a Swedish retailer, performed well as it expanded its store concept throughout Europe. Svenska Handelsbanken benefited from positive developments in its lending business, good growth in its asset management business and reduced operating costs. And Skandia Foersaekrings, an insurance company, profited from growth in the variable annuity market in the U.S. On the other hand, Volvo posted disappointing earnings because the company encountered higher-than-expected costs in bringing a new model to market. Hartwall, a Finnish beverage company that the fund no longer owns, held a big stake in a Russian brewery and was hit hard by turmoil in that country. In addition, NCL Holdings, the Norwegian cruise ship company, delayed expansion plans after it had to cancel an initial public offering of its stock in the U.S. when the market turbulence hit Wall Street in August.
Q. HOW WILL THE JANUARY 1, 1999, INTRODUCTION OF THE EURO AFFECT THE NORDIC MARKET?
A. Finland is the only Scandinavian country among the first 11 member states of the European Monetary Union (EMU) that will adopt the euro as a common currency, although both Sweden and Denmark are proceeding with preparations to join the euro bloc. Norway presently is not a member of the EMU. The impact of the implementation of the euro can be seen at several levels. First, interest rates will converge in all 11 countries. Second, many large companies are preparing to deal with the euro. Several will have their share prices listed in both the euro and their own currency. Smaller companies may lag if they are behind in readying their business processes for the euro conversion. In addition, capital flows may affect individual stock markets. Markets outside of the euro bloc such as Sweden and Denmark may appear less attractive and thus could see a net outflow of funds that might hurt them, but only in the short run.
Q. WHAT'S YOUR OUTLOOK?
A. Before I look at each of the four countries in the Nordic region, let me remind shareholders that the country weightings in the fund are strictly a secondary result of the stock picking I do on a company-by-company basis. That being said, there is a mixed outlook. I think that Norway will struggle because weak oil prices will hurt its gross domestic product (GDP). In addition, interest rates are high - supporting the currency but curbing domestic consumption - and upcoming contract negotiations could increase labor costs. On the other hand, the outlook for Sweden is very good. Although that market was held back by weakness in engineering stocks, its domestic economy is doing well and further interest-rate reductions are expected. The same could be said for Denmark. The real star in terms of growth in GDP at this point is Finland. That market appears to offer the best opportunity in the near future.
THE VIEWS EXPRESSED IN THIS REPORT REFLECT THOSE OF THE PORTFOLIO MANAGER ONLY THROUGH THE END OF THE PERIOD OF THE REPORT AS STATED ON THE COVER. THE MANAGER'S VIEWS ARE SUBJECT TO CHANGE AT ANY TIME BASED ON MARKET AND OTHER CONDITIONS.


FUND FACTS
GOAL: long-term growth of capital by investing mainly in equity securities of issuers in Denmark, Finland, Norway and Sweden
FUND NUMBER: 342
TRADING SYMBOL: FNORX
START DATE: November 1, 1995
SIZE: as of October 31, 1998, more than
$101 million
MANAGER: Trygve Toraasen, since June 1998;
research analyst, since 1994, associate portfolio manager, Fidelity Nordic Fund, 1997-June 1998;
joined Fidelity in 1994
(checkmark)
NORDIC

INVESTMENT CHANGES




GEOGRAPHIC DIVERSIFICATION (% OF FUND'S INVESTMENTS)

AS OF OCTOBER 31, 1998
NORWAY 2.8%
UNITED STATES 2.3%
ROW: 1, COL: 1, VALUE: 15.5
ROW: 1, COL: 2, VALUE: 31.0
ROW: 1, COL: 3, VALUE: 48.4
ROW: 1, COL: 4, VALUE: 2.3
ROW: 1, COL: 5, VALUE: 2.8
DENMARK 15.5%
FINLAND 31.0%
SWEDEN 48.4%
AS OF APRIL 30, 1998
UNITED STATES 5.9%
ROW: 1, COL: 1, VALUE: 11.3
ROW: 1, COL: 2, VALUE: 26.4
ROW: 1, COL: 3, VALUE: 4.2
ROW: 1, COL: 4, VALUE: 52.2
ROW: 1, COL: 5, VALUE: 5.9
DENMARK 11.3%
SWEDEN 52.2%
FINLAND 26.4%
NORWAY 4.2%
ASSET ALLOCATION

                        % OF FUND'S  % OF FUND'S
                        INVESTMENTS  INVESTMENTS
                                     6 MONTHS AGO

Stocks                   97.7         94.1

Short-term investments   2.3          5.9


TOP TEN STOCKS AS OF OCTOBER 31, 1998

                                                      % OF FUND'S   % OF FUND'S
                                                      INVESTMENTS   INVESTMENTS
                                                                    IN THESE STOCKS
                                                                    6 MONTHS AGO

OY Nokia AB Series A                                   17.3          9.3
(Finland, Communications
 Equipment)

Ericsson (L.M.) Telefon AB                             11.4          9.5
 Class B
(Sweden, Electrical Equipment)

Astra AB Class A                                       7.1           8.0
(Sweden, Drugs &
  Pharmaceuticals)

Hennes & Mauritz AB Class B (Sweden, Apparel Stores)   3.3           1.6

ForeningsSparbanken AB                                 3.1           3.0
 Series A
(Sweden, Banks)

Svenska Handelsbanken                                  3.0           2.7
(Sweden, Banks)

Europolitan Holdings AB                                2.6           1.3
(Sweden, Cellular)

Tele Danmark AS Class B                                2.6           0.0
(Denmark, Telephone Services)

Volvo AB Class B                                       2.2           2.1
(Sweden, Autos, Tires, &
  Accessories)

Skandia Foersaekrings AB                               2.1           2.2
(Sweden, Insurance)


TOP TEN MARKET SECTORS AS OF OCTOBER 31, 1998

                                               % OF FUND'S   % OF FUND'S
                                               INVESTMENTS   INVESTMENTS
                                                             IN THESE
                                                             MARKET SECTORS
                                                             6 MONTHS AGO

TECHNOLOGY                                      19.0          21.1

FINANCE                                         17.7          19.4

INDUSTRIAL MACHINERY & EQUIPMENT                15.0          3.7

HEALTH                                          9.8           13.0

UTILITIES                                       7.6           1.3

MEDIA & LEISURE                                 5.4           5.2

DURABLES                                        4.2           5.6

RETAIL & WHOLESALE                              4.2           2.4

SERVICES                                        3.8           0.9

BASIC INDUSTRIES                                3.4           7.8

NORDIC

INVESTMENTS OCTOBER 31, 1998

Showing Percentage of Total Value of Investment in Securities



COMMON STOCKS - 97.7%

                                                                  SHARES                 VALUE (NOTE 1)

DENMARK - 15.5%

Broendby IF Class B                                                21,125                $ 460,218

Carlsberg AS Class B                                               19,120                 1,188,805

Danisco AS                                                         19,520                 1,080,202

Den Danske Bank Group AS                                           10,799                 1,468,235

Falck AS                                                           5,200                  405,178

GN Store Nordic AS                                                 31,180                 1,031,301

Incentive AS                                                       12,118                 387,072

International Service Systems AS Class B                           10,800                 729,892

Novo-Nordisk AS Class B                                            14,589                 1,705,135

Ratin AS Class B                                                   5,870                  1,008,465

Sondagsavisen AS (Reg.)                                            23,570                 1,161,896

Sydbank AS                                                         17,030                 766,385

Tele Danmark AS Class B                                            23,750                 2,590,799

Unidanmark AS Class A                                              18,977                 1,448,488

Vestas Wind Systems AS (a)                                         4,900                  237,652

                                                                                          15,669,723

FINLAND - 31.0%

Asko OY Class A                                                    61,230                 1,016,139

Elcoteq Network Corp. Class A (c)                                  26,000                 170,526

Enso OY Class R                                                    34,370                 266,408

Hackman OY AB Class A                                              13,100                 442,612

Helsinki Telephone Corp. Class E                                   6,000                  329,127

Jaakko Poyry Group Oyj                                             54,350                 432,078

KCI (Konecranes International)                                     34,390                 1,496,852

Merita Ltd. Series A                                               251,000                1,346,914

Metsa-Serla Ltd. Class B Free Shares                               139,220                1,054,215

Okobank Class A                                                    28,990                 570,408

OY Nokia AB Series A                                               188,226                17,516,781

Pohjola Group Insurance Corp. Class B                              23,581                 965,455

Raisio Group PLC                                                   62,800                 848,733

Rauma OY                                                           24,907                 294,538

Sampo Insurance Co. Ltd.                                           15,710                 490,206

Sponda Oyj (a)                                                     35,600                 237,027

Talentum OY Class B                                                55,340                 857,899

Teito Corp. Class B                                                36,414                 1,057,356

UPM-Kymmene Corp.                                                  61,510                 1,473,110

YIT-Yhtyma OY                                                      62,680                 523,216

                                                                                          31,389,600

NORWAY - 2.8%

A-Pressen ASA Series A                                             11,500                 165,225

Agresso Group ASA                                                  33,700                 124,504

Electric Farm ASA                                                  1,700                  3,722

Hafslund ASA Series B                                              112,700                416,368

Kvaerner ASA                                                       13,300                 254,782

NCL Holdings AS (a)                                                494,617                1,292,683

P4 Radio Hele Norge ASA                                            34,000                 139,569

Storebrand ASA (a)                                                 39,300                 309,207

Unitor AS                                                          17,200                 174,161

                                                                                          2,880,221



                                                                  SHARES                 VALUE (NOTE 1)

SWEDEN - 48.4%

ABB AB Series A                                                    169,877               $ 1,799,961

Assa Abloy AB Class B                                              29,050                 1,160,329

Astra AB Class A                                                   439,983                7,224,605

Biora AB sponsored ADR (a)                                         37,200                 646,350

Drott AB Series B (a)                                              30,400                 234,261

Electrolux AB                                                      37,000                 558,360

Ericsson (L.M.) Telefon AB Class B                                 511,800                11,567,283

Europolitan Holdings AB                                            30,280                 2,625,029

ForeningsSparbanken AB Series A                                    117,350                3,187,630

Hemkopskedjan AB Series B                                          88,310                 907,349

Hennes & Mauritz AB Class B                                        47,000                 3,319,976

IBS (International Business Systems) AB Class B Free shares (a)    41,106                 622,962

Mandamus AB (a)                                                    5,457                  30,137

Munters AB                                                         128,750                892,926

Munters AB (c)                                                     8,300                  57,563

NCC AB Series B                                                    58,460                 563,112

NetCom Systems AB Series B (a)                                     14,600                 549,408

Nobel Biocare AB                                                   34,920                 426,062

Nordbanken Holding AB                                              246,613                1,482,301

Scandic Hotels AB                                                  35,960                 1,177,699

Skandia Foersaekrings AB                                           163,200                2,085,536

Skandinaviska Enskilda Banken Class A                              74,716                 758,080

Stora Kopparbergs Bergslags AB Class A                             53,800                 594,231

Svenska Handelsbanken                                              71,892                 3,033,126

Sydkraft AB                                                        56,200                 1,190,953

TV 4 AB Class A                                                    5,725                  82,351

Volvo AB Class B                                                   104,118                2,253,202

                                                                                          49,030,782

TOTAL COMMON STOCKS                                                          98,970,326
(Cost $86,867,480)


CASH EQUIVALENTS - 2.3%



Taxable Central Cash Fund (b)           2,288,647                  2,288,647
(Cost $2,288,647)

TOTAL INVESTMENT IN SECURITIES - 100%              $ 101,258,973
(Cost $89,156,127)

LEGEND
(a) Non-income producing
(b) At period end, the seven-day yield on the Taxable Central Cash Fund was 4.96%. The yield refers to the income earned by investing in the fund over the seven-day period, expressed as an annual percentage.
(c) Security exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. At the period end, the value of these securities amounted to $228,089 or 0.2% of net assets.
OTHER INFORMATION
Purchases and sales of securities, other than short-term securities, aggregated $101,511,921 and $67,494,155, respectively (see Note 3 of Notes to Financial Statements).
The fund placed a portion of its portfolio transactions with brokerage firms which are affiliates of Fidelity Management & Research Company. The commissions paid to these affiliated firms were $2,554 for the period (see Note 4 of Notes to Financial Statements).
The fund participated in the bank borrowing program. The maximum loan and average daily balances during the period for which loans were outstanding amounted to $5,991,000 and $2,706,000, respectively. The weighted average interest rate was 6.02% (see Note 6 of Notes to Financial Statements).
MARKET SECTOR DIVERSIFICATION (UNAUDITED)
As a Percentage of Total Value of Investment in Securities
BASIC INDUSTRIES                    3.4%

CASH EQUIVALENTS                    2.3

CONSTRUCTION & REAL ESTATE          2.7

DURABLES                            4.2

FINANCE                             17.7

HEALTH                              9.8

HOLDING COMPANIES                   1.8

INDUSTRIAL MACHINERY & EQUIPMENT    15.0

MEDIA & LEISURE                     5.4

NONDURABLES                         3.1

RETAIL & WHOLESALE                  4.2

SERVICES                            3.8

TECHNOLOGY                          19.0

UTILITIES                             7.6

                                    100.0%

INCOME TAX INFORMATION
At October 31, 1998, the aggregate cost of investment securities for income tax purposes was $89,897,673. Net unrealized appreciation aggregated $11,361,300, of which $20,363,458 related to appreciated investment securities and $9,002,158 related to depreciated investment securities.
The fund hereby designates approximately $2,419,000 as a capital gain dividend for the purpose of the dividend paid deduction.
At October 31, 1998, the fund had a capital loss carryforward of approximately $8,285,000, all of which will expire on October 31, 2006.
NORDIC
FINANCIAL STATEMENTS


STATEMENT OF ASSETS AND LIABILITIES
 OCTOBER 31, 1998

ASSETS

INVESTMENT IN                  $ 101,258,973
SECURITIES, AT
VALUE
(COST
$89,156,127
) -
SEE
ACCOMPANYIN
G SCHEDULE

RECEIVABLE FOR                  1,200,760
INVESTMENTS
SOLD

RECEIVABLE FOR                  126,905
FUND SHARES
SOLD

DIVIDENDS                       1,862
RECEIVABLE

INTEREST                        13,628
RECEIVABLE

REDEMPTION FEES                 285
RECEIVABLE

 TOTAL ASSETS                   102,602,413

LIABILITIES

PAYABLE TO           $ 278
CUSTODIAN
BANK

PAYABLE FOR           364,372
INVESTMENTS
PURCHASED

PAYABLE FOR           196,721
FUND SHARES
REDEEMED

ACCRUED               59,577
MANAGEMENT
FEE

OTHER PAYABLES        123,108
AND
ACCRUED
EXPENSES

 TOTAL LIABILITIES              744,056

NET ASSETS                     $ 101,858,357

NET ASSETS
CONSIST OF:

PAID IN CAPITAL                $ 98,631,486

UNDISTRIBUTED                   178,966
NET INVESTMENT
INCOME

ACCUMULATED                     (9,052,307)
UNDISTRIBUTED
NET REALIZED
GAIN (LOSS) ON
INVESTMENTS
AND FOREIGN
CURRENCY
TRANSACTIONS

NET UNREALIZED                  12,100,212
APPRECIATION
(DEPRECIATION)
ON
INVESTMENTS
AND ASSETS
AND LIABILITIES
IN
FOREIGN
CURRENCIES

NET ASSETS, FOR                $ 101,858,357
6,265,670
SHARES
OUTSTANDING

NET ASSET                       $16.26
VALUE AND
REDEMPTION
PRICE PER
SHARE
($101,858,3
57 (DIVIDED BY)
6,265,670
SHARES)

MAXIMUM                         $16.76
OFFERING PRICE
PER SHARE
(100/97.00
OF $16.26)

STATEMENT OF OPERATIONS

 YEAR ENDED OCTOBER 31, 1998

INVESTMENT INCOME                                                               $ 1,571,040
DIVIDENDS

INTEREST                                                                         273,990

                                                                                 1,845,030

LESS FOREIGN TAXES WITHHELD                                                      (234,904)

 TOTAL INCOME                                                                    1,610,126

EXPENSES

MANAGEMENT FEE                                                    $ 766,651

TRANSFER AGENT FEES                                                316,947

ACCOUNTING FEES AND EXPENSES                                       82,144

NON-INTERESTED TRUSTEES' COMPENSATION                              367

CUSTODIAN FEES AND EXPENSES                                        158,252

REGISTRATION FEES                                                  41,486

AUDIT                                                              34,577

LEGAL                                                              278

INTEREST                                                           4,974

REPORTS TO SHAREHOLDERS                                            6,575

MISCELLANEOUS                                                      338

 TOTAL EXPENSES BEFORE REDUCTIONS                                  1,412,589

 EXPENSE REDUCTIONS                                                (6,505)       1,406,084

NET INVESTMENT INCOME                                                            204,042

REALIZED AND UNREALIZED GAIN (LOSS)
NET REALIZED GAIN (LOSS) ON:

 INVESTMENT SECURITIES                                             (9,014,143)

 FOREIGN CURRENCY TRANSACTIONS                                     (15,013)      (9,029,156)

CHANGE IN NET UNREALIZED APPRECIATION (DEPRECIATION) ON:

 INVESTMENT SECURITIES                                             4,058,148

 ASSETS AND LIABILITIES IN                                         (2,754)       4,055,394
 FOREIGN CURRENCIES

NET GAIN (LOSS)                                                                  (4,973,762)

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS                 $ (4,769,720)

OTHER INFORMATION                                                               $ 258,454
SALES CHARGES PAID TO FDC

 SALES CHARGES - RETAINED BY FDC                                                $ 257,334

 EXPENSE REDUCTIONS                                                             $ 6,426
 DIRECTED BROKERAGE ARRANGEMENTS

  CUSTODIAN CREDITS                                                              65

  TRANSFER AGENT CREDITS                                                         14

                                                                                $ 6,505


STATEMENT OF CHANGES IN NET ASSETS
INCREASE (DECREASE) IN   YEAR ENDED      YEAR ENDED
NET ASSETS               OCTOBER 31,     OCTOBER 31,
                         1998            1997

OPERATIONS               $ 204,042       $ 460,352
NET INVESTMENT
INCOME

 NET REALIZED GAIN        (9,029,156)     6,922,189
(LOSS)

 CHANGE IN NET            4,055,394       5,718,128
UNREALIZED
APPRECIATION
(DEPRECIATION)

 NET INCREASE             (4,769,720)     13,100,669
(DECREASE) IN NET
ASSETS RESULTING
FROM OPERATIONS

DISTRIBUTIONS TO          (302,313)       (148,633)
SHAREHOLDERS
FROM NET INVESTMENT
INCOME

 FROM NET REALIZED        (5,108,510)     (297,267)
GAIN

 TOTAL DISTRIBUTIONS      (5,410,823)     (445,900)

SHARE TRANSACTIONS        137,620,320     91,413,026
NET PROCEEDS FROM
SALES OF SHARES

 REINVESTMENT OF          5,325,815       444,929
DISTRIBUTIONS

 COST OF SHARES           (104,656,126)   (62,246,049)
REDEEMED

 NET INCREASE             38,290,009      29,611,906
(DECREASE) IN NET
ASSETS RESULTING
FROM SHARE
TRANSACTIONS

REDEMPTION FEES           471,151         140,469

  TOTAL INCREASE          28,580,617      42,407,144
(DECREASE) IN NET
ASSETS

NET ASSETS

 BEGINNING OF PERIOD      73,277,740      30,870,596

 END OF PERIOD           $ 101,858,357   $ 73,277,740
(INCLUDING
UNDISTRIBUTED NET
INVESTMENT INCOME
OF $178,966 AND
$436,258,
RESPECTIVELY)

OTHER INFORMATION
SHARES

 SOLD                     7,537,796       6,327,627

 ISSUED IN                375,060         33,555
REINVESTMENT OF
DISTRIBUTIONS

 REDEEMED                 (6,243,438)     (4,182,354)

 NET INCREASE             1,669,418       2,178,828
(DECREASE)


SEE ACCOMPANYING NOTES WHICH ARE AN INTEGRAL PART OF THE FINANCIAL STATEMENTS.


FINANCIAL HIGHLIGHTS
                                     YEARS ENDED
                                     OCTOBER 31,

SELECTED PER-SHARE                   1998          1997      1996 E
DATA

NET ASSET VALUE,                     $ 15.94       $ 12.77   $ 10.00
BEGINNING OF PERIOD

INCOME FROM INVESTMENT
OPERATIONS

 NET INVESTMENT                       .03           .10       .17 D
INCOME C

 NET REALIZED AND                     1.46 G        3.19      2.57
UNREALIZED GAIN
(LOSS)

 TOTAL FROM INVESTMENT                1.49          3.29      2.74
OPERATIONS

LESS DISTRIBUTIONS

 FROM NET INVESTMENT                  (.07)         (.05)     -
INCOME

 FROM NET REALIZED                    (1.18)        (.10)     -
GAIN

 TOTAL DISTRIBUTIONS                  (1.25)        (.15)     -

REDEMPTION FEES                       .08           .03       .03
ADDED TO PAID IN
CAPITAL

NET ASSET VALUE, END OF              $ 16.26       $ 15.94   $ 12.77
PERIOD

TOTAL RETURN A, B                     10.99%        26.24%    27.70%

RATIOS AND
SUPPLEMENTAL DATA

NET ASSETS, END OF                   $ 101,858     $ 73,278  $ 30,871
PERIOD (000 OMITTED)

RATIO OF EXPENSES TO                  1.35%         1.42%     2.00% F
AVERAGE NET ASSETS

RATIO OF NET INVESTMENT               .20%          .67%      1.52%
INCOME TO AVERAGE
NET ASSETS

PORTFOLIO TURNOVER RATE               69%           74%       35%

A THE TOTAL RETURNS WOULD HAVE
BEEN LOWER HAD CERTAIN
EXPENSES NOT BEEN REDUCED
DURING THE PERIODS SHOWN.
B TOTAL RETURNS DO NOT INCLUDE THE
ONE TIME SALES CHARGE.
C NET INVESTMENT INCOME PER
SHARE HAS BEEN CALCULATED
BASED ON AVERAGE SHARES
OUTSTANDING DURING THE PERIOD.
D INVESTMENT INCOME PER SHARE
REFLECTS A SPECIAL DIVIDEND
WHICH AMOUNTED TO $.16 PER
SHARE.
E FOR THE PERIOD NOVEMBER
1,1995 (COMMENCEMENT OF
OPERATIONS) TO OCTOBER 31,
1996.
F FMR AGREED TO REIMBURSE A
PORTION OF THE FUND'S EXPENSES
DURING THE PERIOD. WITHOUT THIS
REIMBURSEMENT, THE FUND'S
EXPENSE RATIO WOULD HAVE BEEN
HIGHER.
G THE AMOUNT SHOWN FOR A SHARE
OUTSTANDING DOES NOT
CORRESPOND WITH THE AGGREGATE
NET LOSS ON INVESTMENTS FOR THE
PERIOD DUE TO THE TIMING OF SALES
AND REPURCHASES OF FUND SHARES
IN RELATION TO FLUCTUATING MARKET
VALUES OF THE INVESTMENTS OF THE
FUND.

PACIFIC BASIN
PERFORMANCE: THE BOTTOM LINE


There are several ways to evaluate a fund's historical performance. You can look at the total percentage change in value, the average annual percentage change or the growth of a hypothetical $10,000 investment. Total return reflects the change in the value of an investment, assuming reinvestment of the fund's dividend income and capital gains (the profits earned upon the sale of securities that have grown in value). If Fidelity had not reimbursed certain fund expenses, the past five year and past 10 year total returns would have been lower.
CUMULATIVE TOTAL RETURNS
PERIODS ENDED                 PAST 1   PAST 5   PAST 10
OCTOBER 31, 1998              YEAR     YEARS    YEARS

FIDELITY PACIFIC BASIN        -9.52%   -19.38%  8.05%

FIDELITY PACIFIC BASIN        -12.23%  -21.80%  4.81%
 (INCL. 3.00% SALES CHARGE)

MSCI Pacific                  -13.80%  -30.69%  -31.95%

Pacific Region Funds Average  -21.64%  -26.69%  30.88%

CUMULATIVE TOTAL RETURNS show the fund's performance in percentage terms over a set period - in this case, one year, five years or 10 years. For example, if you had invested $1,000 in a fund that had a 5% return over the past year, the value of your investment would be $1,050. You can compare the fund's returns to the performance of the Morgan Stanley Capital International (MSCI) Pacific Index - a market capitalization-weighted index of approximately 400 stocks traded in six Pacific-region markets. To measure how the fund's performance stacked up against its peers, you can compare it to the Pacific region funds average, which reflects the performance of mutual funds with similar objectives tracked by Lipper Analytical Services, Inc. The past one year average represents a peer group of 48 mutual funds. These benchmarks include reinvested dividends and capital gains, if any, and exclude the effect of sales charges.
AVERAGE ANNUAL TOTAL RETURNS
PERIODS ENDED                 PAST 1   PAST 5  PAST 10
OCTOBER 31, 1998              YEAR     YEARS   YEARS

FIDELITY PACIFIC BASIN        -9.52%   -4.22%  0.78%

FIDELITY PACIFIC BASIN        -12.23%  -4.80%  0.47%
 (INCL. 3.00% SALES CHARGE)

MSCI Pacific                  -13.80%  -7.07%  -3.78%

Pacific Region Funds Average  -21.64%  -6.34%  2.33%

AVERAGE ANNUAL TOTAL RETURNS take the fund's cumulative return and show you what would have happened if the fund had performed at a constant rate each year.
$10,000 OVER 10 YEARS
             Pacific Basin               MS Pacific Index (Net)
             00302                       MS003
  1988/10/31       9700.00                    10000.00
  1988/11/30      10324.02                    10825.28
  1988/12/31      10353.27                    10886.63
  1989/01/31      10548.88                    10986.73
  1989/02/28      10779.42                    11127.12
  1989/03/31      10527.92                    10773.72
  1989/04/30      10800.38                    10780.09
  1989/05/31      10381.22                    10177.74
  1989/06/30       9899.18                     9723.97
  1989/07/31      11079.82                    10985.94
  1989/08/31      10486.01                    10306.26
  1989/09/30      11352.27                    10936.15
  1989/10/31      11023.93                    10643.46
  1989/11/30      11380.22                    11150.15
  1989/12/31      11537.89                    11162.27
  1990/01/31      11145.30                    10530.70
  1990/02/28      10447.35                     9508.71
  1990/03/31       9800.30                     7796.38
  1990/04/30       9691.25                     7848.85
  1990/05/31      10629.11                     8939.11
  1990/06/30      10789.05                     8578.96
  1990/07/31      11152.57                     8513.82
  1990/08/31       9669.43                     7701.65
  1990/09/30       8091.79                     6494.18
  1990/10/31       9371.35                     7897.19
  1990/11/30       8513.46                     7021.46
  1990/12/31       8398.04                     7320.34
  1991/01/31       8560.11                     7548.49
  1991/02/28       9333.62                     8479.04
  1991/03/31       9215.75                     8017.15
  1991/04/30       9613.55                     8223.19
  1991/05/31       9547.25                     8191.36
  1991/06/30       9385.18                     7656.07
  1991/07/31       9503.05                     7914.28
  1991/08/31       8862.15                     7512.82
  1991/09/30       9414.65                     8103.81
  1991/10/31       9687.22                     8448.68
  1991/11/30       9230.48                     7905.14
  1991/12/31       9451.48                     8147.73
  1992/01/31       9208.38                     7832.04
  1992/02/29       9119.98                     7283.50
  1992/03/31       8545.38                     6590.81
  1992/04/30       8456.98                     6288.69
  1992/05/31       9134.72                     6779.16
  1992/06/30       8943.18                     6246.08
  1992/07/31       8545.38                     6159.26
  1992/08/31       8795.85                     7003.04
  1992/09/30       8736.91                     6842.58
  1992/10/31       8840.05                     6600.99
  1992/11/30       8803.21                     6725.47
  1992/12/31       8731.45                     6648.49
  1993/01/31       8820.70                     6636.12
  1993/02/28       9333.88                     6957.87
  1993/03/31       9966.05                     7798.40
  1993/04/30      10977.54                     9040.86
  1993/05/31      11513.02                     9303.87
  1993/06/30      10918.04                     9151.34
  1993/07/31      11498.15                     9692.39
  1993/08/31      12026.20                     9979.06
  1993/09/30      12055.95                     9605.85
  1993/10/31      13000.50                     9819.10
  1993/11/30      12360.88                     8433.70
  1993/12/31      14311.61                     9021.60
  1994/01/31      14699.85                    10065.90
  1994/02/28      14844.49                    10325.40
  1994/03/31      13733.05                     9755.42
  1994/04/30      14113.68                    10177.25
  1994/05/31      14532.37                    10419.36
  1994/06/30      14471.47                    10760.20
  1994/07/31      14441.02                    10529.35
  1994/08/31      15126.15                    10712.34
  1994/09/30      14928.22                    10444.22
  1994/10/31      15194.66                    10708.40
  1994/11/30      13946.20                    10110.85
  1994/12/31      13909.01                    10178.88
  1995/01/31      12620.34                     9536.06
  1995/02/28      12414.15                     9299.88
  1995/03/31      12809.34                    10013.88
  1995/04/30      12955.39                    10439.78
  1995/05/31      12878.07                    10022.21
  1995/06/30      12757.80                     9597.47
  1995/07/31      13591.13                    10289.43
  1995/08/31      13445.09                     9901.85
  1995/09/30      13290.45                     9993.57
  1995/10/31      12783.57                     9507.63
  1995/11/30      12671.89                     9975.10
  1995/12/31      13058.49                    10461.97
  1996/01/31      13256.08                    10479.71
  1996/02/29      12972.57                    10361.46
  1996/03/31      13316.22                    10679.25
  1996/04/30      14020.69                    11223.05
  1996/05/31      13625.50                    10736.03
  1996/06/30      13805.91                    10738.25
  1996/07/31      13101.44                    10244.82
  1996/08/31      12843.71                     9975.11
  1996/09/30      13221.72                    10300.65
  1996/10/31      12585.97                     9822.49
  1996/11/30      13067.08                    10089.20
  1996/12/31      12697.52                     9564.79
  1997/01/31      11911.48                     8760.38
  1997/02/28      12161.98                     8943.48
  1997/03/31      11833.74                     8616.15
  1997/04/30      12213.80                     8795.97
  1997/05/31      13466.28                     9657.18
  1997/06/30      14096.84                    10255.92
  1997/07/31      14459.62                    10011.42
  1997/08/31      12706.16                     9019.09
  1997/09/30      13017.12                     8985.09
  1997/10/31      11583.25                     7894.75
  1997/11/30      11185.91                     7460.77
  1997/12/31      10780.29                     7133.54
  1998/01/31      11291.54                     7520.83
  1998/02/28      11317.98                     7791.28
  1998/03/31      10780.29                     7362.44
  1998/04/30      10991.84                     7217.18
  1998/05/31      10524.66                     6727.57
  1998/06/30      10348.37                     6714.85
  1998/07/31      10533.48                     6598.35
  1998/08/31       9299.43                     5818.75
  1998/09/30       9599.13                     5800.19
  1998/10/30      10480.59                     6805.14
IMATRL PRASUN   SHR__CHT 19981031 19981113 092012 R00000000000123
$10,000 OVER 10 YEARS: Let's say hypothetically that $10,000 was invested in Fidelity Pacific Basin Fund on October 31, 1988, and the current 3.00% sales charge was paid. As the chart shows, by October 31, 1998, the value of the investment would have grown to $10,481 - a 4.81% increase on the initial investment. For comparison, look at how the Morgan Stanley Capital International Pacific Index did over the same period. With dividends and capital gains, if any, reinvested, the same $10,000 would have been $6,805 - a 31.95% decrease.

UNDERSTANDING PERFORMANCE
Many markets around the globe offer the potential for significant growth over time; however, investing in foreign markets means assuming greater risks than investing in the United States. Factors like changes in a country's financial markets, its local political and economic climate, and the fluctuating value of its currency create these risks. For these reasons an international fund's performance may be more volatile than a fund that invests exclusively in the United States. Past performance is no guarantee of future results and you may have a gain or loss when you sell your shares.
(checkmark)
PACIFIC BASIN
FUND TALK: THE MANAGER'S OVERVIEW



An interview with
Shigeki Makino, Portfolio Manager of Fidelity
Pacific Basin Fund
Q. HOW DID THE FUND PERFORM, SHIGEKI?
A. For the 12 months that ended October 31, 1998, the fund returned -9.52%. During the same period, the Morgan Stanley Capital International Pacific Index had a return of -13.80%, while the Pacific region funds average monitored by Lipper Analytical Services returned -21.64%.
Q. ALTHOUGH THE FUND HAD A NEGATIVE RETURN, IT PERFORMED WELL COMPARED TO THE INDEX AND THE AVERAGE. CAN YOU EXPLAIN WHY?
A. The fund was helped primarily by strong stock selection, especially in Japan. In terms of country allocations, the fund underweighted Japan slightly relative to the index, overweighted Australia marginally and underweighted most of Southeast Asia to some degree. All of these decisions helped the fund, with the exception of the lighter weighting in Hong Kong stocks, which skyrocketed in October in response to a surging Japanese yen. Compared to the Lipper average, on the other hand, the fund had a substantially higher percentage of Japanese stocks and a much lighter allocation of Southeast Asian holdings, which helped relative performance.
Q. HOW DID YOU RESPOND TO THE RECENT STRENGTH IN HONG KONG AND OTHER SOUTHEAST ASIAN STOCK MARKETS?
A. The rally did not trigger any significant changes in the fund's composition. My view is that investors who bet on strong, long-term growth resuming any time soon in Southeast Asian stock markets will be disappointed. Therefore, I was not at all tempted to "chase" stocks in those rapidly rising markets. All foreign investments tend to be riskier than U.S. investments, but at this time, I feel that Japan offers less risk and more opportunity than the markets of Southeast Asia.
Q. WHAT STOCKS HELPED THE FUND?
A. Johnson Electric and Mabuchi Motors were the two primary players in the global micro-motor market. Both are healthy companies that reduced costs and grew their earnings, as more and more companies chose to outsource their micro-motor needs. Harvey Norman is an Australian retailer that helped performance. The company successfully operates franchises in a number of different consumer-market items, such as home furnishings and computer-related electronics. Also making a positive contribution was Hoya Corp., a manufacturer of glass plates for hard disk drives in laptop computers. Investors responded positively to the company's plans for a new product line for desktop computers, a potentially much bigger market.
Q. WHAT STOCKS HURT THE FUND'S PERFORMANCE?
A. Although the fund had a lighter weighting in Japanese banks than its benchmark index, performance was still hurt by holdings such as Fuji Bank, Long-Term Credit Bank of Japan and Sakura Bank. In fact, Long-Term Credit Bank of Japan's problems were so intractable that the Japanese government announced in October that the company would be nationalized. Berjaya Sports Toto also hurt performance. Although profitable, this company, which operates one of the state-regulated Lotto operations in Malaysia, had the misfortune of being a subsidiary of cash-strapped parent company, Berjaya Group. The stock suffered due to fears surrounding potentially improper transfers of funds between the two companies and general weakness in the Malaysian stock market.
Q. WHAT'S YOUR OUTLOOK, SHIGEKI?
A. The main economic problem plaguing the entire Pacific Basin is overcapacity. Due to years of rapid growth and lax business practices, many industries have more participants than are justified by demand for their goods and services. Although Pacific Basin economies have slowed dramatically, the overcapacity problem remains to a large degree. This is due to the way in which these countries have dealt with economic hard times, which is to say that they have blindly tried to continue with "business as usual." Thailand, for example, still has no business foreclosure laws. Many of Japan's problems stem from a similar unwillingness to let unprofitable businesses fail. In addition, now that Southeast Asian stock markets have risen so dramatically from their lows of the past year or so, many of the region's stocks are no longer attractively valued relative to their competitors elsewhere in the world. I believe that investors who, because of their experience with steadily rising markets in the United States and Europe, are accustomed to buying on dips in stock prices will find that this tactic will not work well in the Pacific Basin, at least until some of the region's deep-seated problems are addressed with more conviction than we've seen so far.
THE VIEWS EXPRESSED IN THIS REPORT REFLECT THOSE OF THE PORTFOLIO MANAGER ONLY THROUGH THE END OF THE PERIOD OF THE REPORT AS STATED ON THE COVER. THE MANAGER'S VIEWS ARE SUBJECT TO CHANGE AT ANY TIME BASED ON MARKET AND OTHER CONDITIONS.

NOTE TO SHAREHOLDERS: Effective December 31, 1998, William Kennedy will become portfolio manager of Fidelity Pacific Basin Fund.


FUND FACTS
GOAL: long-term growth of capital by investing mainly in equity securities of Pacific Basin issuers
FUND NUMBER: 302
TRADING SYMBOL: FPBFX
START DATE: October 1, 1986
SIZE: as of October 31, 1998, more than
$195 million
MANAGER: Shigeki Makino, since 1996; manager,
Fidelity Japan Fund, since 1994; joined Fidelity in 1990
(checkmark)
PACIFIC BASIN

INVESTMENT CHANGES




GEOGRAPHIC DIVERSIFICATION (% OF FUND'S INVESTMENTS)

AS OF OCTOBER 31, 1998
UNITED STATES 5.6%
SINGAPORE 1.5%
OTHER 2.0%
AUSTRALIA 11.0%
ROW: 1, COL: 1, VALUE: 11.0
ROW: 1, COL: 2, VALUE: 5.0
ROW: 1, COL: 3, VALUE: 74.90000000000001
ROW: 1, COL: 4, VALUE: 0.9
ROW: 1, COL: 5, VALUE: 1.1
ROW: 1, COL: 6, VALUE: 1.5
HONG KONG 5.0%
JAPAN 74.9%
AS OF APRIL 30, 1998
UNITED STATES
 4.6%
UNITED KINGDOM 1.1%
SINGAPORE 1.8%
ROW: 1, COL: 1, VALUE: 12.5
ROW: 1, COL: 2, VALUE: 5.9
ROW: 1, COL: 3, VALUE: 70.90000000000001
ROW: 1, COL: 4, VALUE: 2.7
ROW: 1, COL: 5, VALUE: 0.5
ROW: 1, COL: 6, VALUE: 1.8
ROW: 1, COL: 7, VALUE: 1.1
ROW: 1, COL: 8, VALUE: 4.6
AUSTRALIA 12.5%
OTHER 0.5%
MALAYSIA 2.7%
HONG KONG 5.9%
JAPAN 70.9%
ASSET ALLOCATION

                        % OF FUND'S  % OF FUND'S
                        INVESTMENTS  INVESTMENTS
                                     6 MONTHS AGO

Stocks                   94.4         94.9

Bonds                    0.5          0.5

Short-term investments   5.1          4.6


TOP TEN STOCKS AS OF OCTOBER 31, 1998

                                                                  % OF FUND'S   % OF FUND'S
                                                                  INVESTMENTS   INVESTMENTS
                                                                                IN THESE STOCKS
                                                                                6 MONTHS AGO

Toyota Motor Corp.                                                 3.1          2.5
(Japan, Autos, Tires, &
 Accessories)

Fuji Photo Film Co. Ltd.                                           2.9          1.1
(Japan, Photographic Equipment)

Takeda Chemical Industries Ltd. (Japan, Drugs & Pharmaceuticals)   1.9          1.5

Ito-Yokado Co. Ltd.                                                1.8          1.0
(Japan, General Merchandise
 Stores)

Hirose Electric Co. Ltd.                                           1.8          1.2
(Japan, Electronics)

Hoya Corp.                                                         1.8          1.4
(Japan, Medical Equipment
 & Supplies)

Matsushita Electric Industrial                                     1.8          1.7
 Co. Ltd.
(Japan, Consumer Electronics)

Sony Corp.                                                         1.7          1.6
(Japan, Consumer Electronics)

Acom Co. Ltd.                                                      1.7          1.4
(Japan, Credit & Other Finance)

Orix Corp.                                                         1.6          1.6
(Japan, Leasing & Rental)


TOP TEN MARKET SECTORS AS OF OCTOBER 31, 1998

                                               % OF FUND'S   % OF FUND'S
                                               INVESTMENTS   INVESTMENTS
                                                             IN THESE
                                                             MARKET SECTORS
                                                             6 MONTHS AGO

TECHNOLOGY                                      22.0         21.9

DURABLES                                        14.5         12.7

FINANCE                                         12.0         15.6

INDUSTRIAL MACHINERY                            9.0          8.9
& EQUIPMENT

HEALTH                                          7.2          5.9

MEDIA & LEISURE                                 6.8          7.0

RETAIL & WHOLESALE                              5.0          3.5

UTILITIES                                       4.6          2.0

SERVICES                                        4.5          4.3

NONDURABLES                                     3.2          1.9

PACIFIC BASIN

INVESTMENTS OCTOBER 31, 1998

Showing Percentage of Total Value of Investment in Securities



COMMON STOCKS - 94.4%

                                                               SHARES                    VALUE (NOTE 1)

AUSTRALIA - 11.0%

AMP Ltd.                                                        80,400                   $ 954,342

Australia & New Zealand Banking                                 93,808                    535,306
Group Ltd.

Australian Gas Light Co.                                        123,215                   884,310

Brambles Industries Ltd.                                        79,647                    1,742,985

Broken Hill Proprietary Co. Ltd. (The)                          61,200                    519,076

Cochlear Ltd.                                                   120,000                   606,637

David Jones Ltd.                                                480,590                   488,244

Fosters Brewing Group Ltd.                                      327,400                   802,439

Goodman Fielder Ltd.                                            681,037                   897,452

Harvey Norman Holdings Ltd.                                     146,394                   991,503

Lend Lease Corp. Ltd.                                           29,200                    642,779

National Australia Bank Ltd.                                    122,761                   1,623,070

News Corp. Ltd.                                                 98,000                    668,016

Publishing & Broadcasting Ltd.                                  255,600                   1,012,221

Rio Tinto Ltd.                                                  76,600                    956,244

Smith (Howard) Ltd.                                             141,000                   844,173

Tabcorp Holdings Ltd.                                           208,000                   1,380,731

Telstra Corp. Ltd. (installment receipts) (d)                   393,700                   1,215,378

Westfield Holdings Ltd.                                         225,000                   993,474

Westpac Banking Corp.                                           229,694                   1,393,810

Woodside Petroleum Ltd.                                         140,061                   738,536

Woolworths Ltd.                                                 366,347                   1,286,299

                                                                                          21,177,025

HONG KONG - 5.0%

China Telecom (Hong Kong) Ltd.                                  378,000                   720,565

Four Seas Mercantile Holdings Ltd.                              1,702,000                 499,974

Hutchison Whampoa Ltd.                                          102,000                   730,970

Johnson Electric Holdings Ltd.                                  1,311,000                 3,047,066

Li & Fung Ltd.                                                  400,000                   624,960

National Mutual Asia Ltd.                                       830,000                   568,016

South China Morning Post Holdings                               1,184,000                 634,463

Television Broadcasts Ltd.                                      509,000                   1,353,916

Varitronix International Ltd.                                   300,000                   569,436

Vtech Holdings Ltd.                                             246,000                   922,758

                                                                                          9,672,124

JAPAN - 74.9%

Acom Co. Ltd.                                                   57,400                    3,217,168

Aderans Co. Ltd.                                                60,000                    1,704,692

Aiwa Co. Ltd.                                                   115,000                   2,851,485

Akita Bank Ltd.                                                 216,000                   918,674

Aruze Corp. (a)                                                 20,000                    311,666

Avex, Inc. (a)                                                  1,900                     71,976

Bank of Tokyo-Mitsubishi Ltd.                                   72,000                    670,099

Banyu Pharmaceutical Co. Ltd.                                   130,000                   2,214,981

Benesse Corp.                                                   47,000                    2,164,873

Bridgestone Corp.                                               125,000                   2,760,439

Canon Chemicals, Inc.                                           42,000                    325,803

Canon, Inc.                                                     140,000                   2,657,770

Charle Co. Ltd. (a)                                             39,000                    285,407

Credit Saison Co. Ltd.                                          60,000                    1,417,994



                                                               SHARES                    VALUE (NOTE 1)

Daifuku Co. Ltd.                                                197,000                  $ 834,473

Daitec Co. Ltd.                                                 39,700                    707,525

DDI Corp.                                                       280                       819,630

Denso Corp.                                                     100,000                   1,889,798

Fuji Heavy Industries Ltd.                                      390,000                   1,947,482

Fuji Machine Manufacturing Co. Ltd.                             80,000                    2,362,462

Fuji Photo Film Co. Ltd.                                        154,000                   5,661,472

Futaba Corp.                                                    22,000                    685,665

Heiwa Corp.                                                     1,600                     14,395

Hikari Tsushin, Inc.                                            15,000                    568,231

Hirose Electric Co. Ltd.                                        60,000                    3,486,871

Hitachi Maxell Ltd.                                             82,000                    1,171,933

Honda Motor Co. Ltd.                                            100,000                   3,013,345

Hosiden Corp. (a)                                               60,000                    988,205

Hoya Corp.                                                      80,000                    3,436,935

Ito-Yokado Co. Ltd.                                             60,000                    3,512,699

Kao Corp.                                                       30,000                    609,557

Kawasumi Laboratories, Inc.                                     30,000                    503,659

Koa Denko Co. Ltd.                                              80,000                    619,888

Komatsu Ltd.                                                    400,000                   2,169,608

Konami Co. Ltd.                                                 82,000                    2,393,285

Kyushu Electric Power Co., Inc.                                 21,400                    411,787

Mabuchi Motors Co. Ltd.                                         31,600                    2,067,671

Matsumotokiyoshi Co. Ltd.                                       15,000                    568,231

Matsushita Communication                                        20,000                    928,110
Industrial Co. Ltd.

Matsushita Electric Industrial Co. Ltd.                         230,000                   3,390,602

Minebea Co. Ltd.                                                290,000                   2,733,965

Mirai Industry Co. Ltd.                                         63,000                    433,379

Misumi Corp.                                                    30,000                    485,579

Mitsubishi Electric Corp.                                       400,000                   816,186

NGK Insulators Ltd.                                             200,000                   2,229,875

Nichicon Corp.                                                  161,000                   1,753,465

Nichiei Co. Ltd.                                                30,000                    2,433,061

Nidec Corp.                                                     16,000                    1,461,558

Nintendo Co. Ltd.                                               20,000                    1,697,805

Nippon System Development Co.                                   25,000                    639,260

Nippon Telegraph & Telephone Corp.                              165                       1,295,566

Nitto Denko Corp.                                               100,000                   1,213,948

Nomura Securities Co. Ltd.                                      155,000                   1,174,344

Noritsu Koki Co. Ltd.                                           30,000                    632,802

Ntt Mobile Communication                                        40                        1,449,849
Network, Inc. (a)

Ntt Mobile Communication                                        43                        1,558,588
Network, Inc. (a)(c)

Okumura Corp.                                                   150,000                   652,174

Omron Corp.                                                     200,000                   1,962,979

Orix Corp. (a)                                                  43,200                    3,105,639

Paris Miki, Inc.                                                42,200                    711,024

Q'Sai Co. Ltd.                                                  20,000                    313,388

Riso Kagaku Corp.                                               36,900                    2,080,887

Rohm Co. Ltd.                                                   26,000                    2,305,639

Sankyo Co. Ltd.                                                 41,000                    928,369

Senshukai Co. Ltd.                                              80,000                    497,288

COMMON STOCKS - CONTINUED

                                                               SHARES                    VALUE (NOTE 1)

JAPAN - CONTINUED

Sharp Corp.                                                     170,000                  $ 1,287,990

Shimano, Inc.                                                   100,000                   2,221,266

Shin-Etsu Chemical Co. Ltd.                                     120,000                   2,396,901

Shinko Electric Industries Co.Ltd.                              18,000                    635,385

Shohkoh Fund & Co. Ltd.                                         9,000                     2,746,879

Sony Corp.                                                      49,500                    3,258,988

Sony Music Entertainment Ltd.                                   61,000                    2,132,243

Square Co. Ltd.                                                 20,000                    378,821

Sumitomo Forestry Co. Ltd.                                      100,000                   682,738

Sumitomo Special Metals Co.                                     25,000                    359,664

Takeda Chemical Industries Ltd.                                 115,000                   3,752,475

Takefuji Corp.                                                  35,000                    1,871,287

Takefuji Corp. (c)                                              20,000                    1,069,307

TDK Corp.                                                       46,000                    3,041,584

Terumo Corp.                                                    120,000                   2,531,210

THK Co. Ltd.                                                    151,000                   1,560,052

Tokyo Electron Ltd.                                             50,000                    1,631,511

Tokyo Seimitsu Co. Ltd.                                         45,000                    1,414,120

Toppan Forms Co. Ltd.                                           45,000                    692,725

Toyota Motor Corp.                                              250,000                   6,026,688

Tsubaki Nakashima Co. Ltd.                                      60,000                    313,560

Unified-Charm Corp.                                             60,000                    2,737,839

Wako Electric Co. Ltd.                                          60,000                    367,284

World Co. Ltd.                                                  15,000                    479,122

                                                                                          144,492,802

MALAYSIA - 0.9%

Amway Holding BHD                                               313,000                   398,663

Berjaya Sports Toto BHD                                         352,000                   226,762

Malaysian International Shipping BHD (For. Reg.)                529,000                   463,293

Resorts World BHD                                               500,000                   341,053

Rothmans of Pall Mall Malaysia BHD                              72,000                    274,358

                                                                                          1,704,129

NEW ZEALAND - 0.2%

Telecom Corp. of New Zealand Ltd. (installment receipts) (e)    193,800                   377,524

PHILIPPINES - 0.2%

Oriental Petroleum & Mineral Corp. Class B (a)                  7,771,657                 732

QueenBee Resources Corp. warrants 3/25/03 (a)                   976,000                   435,390

                                                                                          436,122

SINGAPORE - 1.5%

Datacraft Asia Ltd.                                             386,000                   1,242,920

GP Batteries International Ltd.                                 190,000                   418,971

Singapore Press Holdings                                        80,694                    700,823

Want Want Holdings Ltd.                                         393,280                   468,003

                                                                                          2,830,717



                                                               SHARES                    VALUE (NOTE 1)

TAIWAN - 0.4%

President Chain Store Corp.                                     220,000                  $ 702,236

UNITED KINGDOM - 0.3%

HSBC Holdings PLC                                               28,013                    637,946

TOTAL COMMON STOCKS                                                         182,030,625
(Cost $175,199,970)



NONCONVERTIBLE BONDS - 0.5%

MOODY'S RATINGS (UNAUDITED)                          PRINCIPAL
                                                     AMOUNT

UNITED STATES OF AMERICA - 0.5%

SB Treasury Co. LLC 9.4% 12/29/49 (c)(f)   Baa1      $ 1,127,000        1,014,300
(Cost $1,000,798)


CASH EQUIVALENTS - 5.1%

                                       SHARES

Taxable Central Cash Fund (b)           9,897,471                  9,897,471
(Cost $9,897,471)

TOTAL INVESTMENT IN SECURITIES - 100%              $ 192,942,396
(Cost $186,098,239)

CURRENCY ABBREVIATIONS

AUD                     -   Australian dollar

NZD                     -   New Zealand dollar

LEGEND
(a) Non-income producing
(b) At period end, the seven-day yield on the Taxable Central Cash Fund was 4.96%. The yield refers to the income earned by investing in the fund over the seven-day period, expressed as an annual percentage.
(c) Security exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. At the period end, the value of these securities amounted to $3,642,195 or 1.9% of net assets.
(d) Purchased on an installment basis. Market value reflects only those payments made through October 31, 1998. The remaining installments aggregating AUD 551,180 are due November 17, 1998.
(e) Purchased on an installment basis. Market value reflects only those payments through October 31, 1998. The remaining installments aggregating NZD 804,270 are due March 31, 1999.
(f) The coupon rate shown on floating or adjustable rate securities represents the rate at period end.
OTHER INFORMATION
Purchases and sales of securities, other than short-term securities, aggregated $113,544,848 and $130,100,194, respectively (see Note 3 of Notes to Financial Statements).
The market value of Futures Contracts opened and closed during the period amounted to $2,259,519 and $4,441,389, respectively (see Note 3 of Notes to Financial Statements).
MARKET SECTOR DIVERSIFICATION (UNAUDITED)
As a Percentage of Total Value of Investment in Securities
BASIC INDUSTRIES                    2.4%

CASH EQUIVALENTS                    5.1

CONSTRUCTION & REAL ESTATE          1.8

DURABLES                            14.5

ENERGY                              0.4

FINANCE                             12.0

HEALTH                              7.2

INDUSTRIAL MACHINERY & EQUIPMENT    9.0

MEDIA & LEISURE                     6.8

NONDURABLES                         3.2

RETAIL & WHOLESALE                  5.0

SERVICES                            4.5

TECHNOLOGY                          22.0

TRANSPORTATION                      1.5

UTILITIES                             4.6

                                    100.0%

INCOME TAX INFORMATION
At October 31, 1998, the aggregate cost of investment securities for income tax purposes was $186,217,866. Net unrealized appreciation aggregated $6,724,530, of which $29,048,166 related to appreciated investment securities and $22,323,636 related to depreciated investment securities.
At October 31, 1998, the fund had a capital loss carryforward of approximately $95,690,000 of which $10,408,000, $17,259,000,
$35,042,000 and $32,981,000 will expire on October 31, 2003, 2004,
2005 and 2006, respectively.
PACIFIC BASIN
FINANCIAL STATEMENTS


STATEMENT OF ASSETS AND LIABILITIES
 OCTOBER 31, 1998

ASSETS

INVESTMENT IN                     $ 192,942,396
SECURITIES, AT
VALUE
(COST
$186,098,23
9) -
SEE
ACCOMPANYIN
G SCHEDULE

FOREIGN                            689,328
CURRENCY HELD
AT VALUE
(COST
$748,221)

RECEIVABLE FOR                     2,443,541
INVESTMENTS
SOLD

RECEIVABLE FOR                     300,037
FUND SHARES
SOLD

DIVIDENDS                          545,969
RECEIVABLE

INTEREST                           78,838
RECEIVABLE

REDEMPTION FEES                    211
RECEIVABLE

 TOTAL ASSETS                      197,000,320

LIABILITIES

PAYABLE FOR          $ 1,045,574
INVESTMENTS
PURCHASED

PAYABLE FOR           170,624
FUND SHARES
REDEEMED

ACCRUED               179,288
MANAGEMENT
FEE

OTHER PAYABLES        140,857
AND
ACCRUED
EXPENSES

 TOTAL LIABILITIES                 1,536,343

NET ASSETS                        $ 195,463,977

NET ASSETS
CONSIST OF:

PAID IN CAPITAL                   $ 288,302,237

DISTRIBUTIONS IN                   (3,862,332)
EXCESS OF
NET INVESTMENT
INCOME

ACCUMULATED                        (95,809,445)
UNDISTRIBUTED
NET REALIZED
GAIN (LOSS) ON
INVESTMENTS
AND FOREIGN
CURRENCY
TRANSACTIONS

NET UNREALIZED                     6,833,517
APPRECIATION
(DEPRECIATION)
ON
INVESTMENTS
AND ASSETS
AND LIABILITIES
IN
FOREIGN
CURRENCIES

NET ASSETS, FOR                   $ 195,463,977
16,436,158
SHARES
OUTSTANDING

NET ASSET                          $11.89
VALUE AND
REDEMPTION
PRICE PER
SHARE
($195,463,9
77 (DIVIDED BY)
16,436,158
SHARES)

MAXIMUM                            $12.26
OFFERING PRICE
PER SHARE
(100/97.00
OF $11.89)

STATEMENT OF OPERATIONS

 YEAR ENDED OCTOBER 31, 1998

INVESTMENT INCOME                                                                $ 2,802,222
DIVIDENDS

INTEREST                                                                          668,023

                                                                                  3,470,245

LESS FOREIGN TAXES WITHHELD                                                       (234,717)

 TOTAL INCOME                                                                     3,235,528

EXPENSES

MANAGEMENT FEE                                                    $ 1,527,937
BASIC FEE

 PERFORMANCE ADJUSTMENT                                            765,898

TRANSFER AGENT FEES                                                953,544

ACCOUNTING FEES AND EXPENSES                                       157,269

NON-INTERESTED TRUSTEES' COMPENSATION                              247

CUSTODIAN FEES AND EXPENSES                                        123,603

REGISTRATION FEES                                                  6,964

AUDIT                                                              49,205

LEGAL                                                              890

MISCELLANEOUS                                                      2,427

 TOTAL EXPENSES BEFORE REDUCTIONS                                  3,587,984

 EXPENSE REDUCTIONS                                                (31,188)       3,556,796

NET INVESTMENT INCOME (LOSS)                                                      (321,268)

REALIZED AND UNREALIZED GAIN (LOSS)
NET REALIZED GAIN (LOSS) ON:

 INVESTMENT SECURITIES                                             (31,169,900)

 FOREIGN CURRENCY TRANSACTIONS                                     (336,827)

 FUTURES CONTRACTS                                                 (329,823)      (31,836,550)

CHANGE IN NET UNREALIZED APPRECIATION (DEPRECIATION) ON:

 INVESTMENT SECURITIES                                             8,937,735

 ASSETS AND LIABILITIES IN                                         (6,958)
 FOREIGN CURRENCIES

 FUTURES CONTRACTS                                                 296,343        9,227,120

NET GAIN (LOSS)                                                                   (22,609,430)

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS                  $ (22,930,698)

OTHER INFORMATION                                                                $ 144,033
SALES CHARGES PAID TO FDC

 SALES CHARGES - RETAINED BY FDC                                                 $ 142,818

 DEFERRED SALES CHARGE WITHHELD                                                  $ 16,130
 BY FDC

 EXPENSE REDUCTIONS                                                              $ 23,446
 DIRECTED BROKERAGE ARRANGEMENTS

  CUSTODIAN CREDITS                                                               731

  TRANSFER AGENT CREDITS                                                          7,011

                                                                                 $ 31,188


STATEMENT OF CHANGES IN NET ASSETS
INCREASE (DECREASE) IN   YEAR ENDED     YEAR ENDED
NET ASSETS               OCTOBER 31,    OCTOBER 31,
                         1998           1997

OPERATIONS               $ (321,268)    $ (123,748)
NET INVESTMENT
INCOME (LOSS)

 NET REALIZED GAIN        (31,836,550)   (32,319,686)
(LOSS)

 CHANGE IN NET            9,227,120      9,562,140
UNREALIZED
APPRECIATION
(DEPRECIATION)

 NET INCREASE             (22,930,698)   (22,881,294)
(DECREASE) IN NET
ASSETS RESULTING
FROM OPERATIONS

DISTRIBUTIONS TO          -              (363,575)
SHAREHOLDERS
FROM NET INVESTMENT
INCOME

 IN EXCESS OF NET         (4,350,839)    (2,160,117)
INVESTMENT INCOME

 TOTAL DISTRIBUTIONS      (4,350,839)    (2,523,692)

SHARE TRANSACTIONS        63,798,234     95,487,816
NET PROCEEDS FROM
SALES OF SHARES

 REINVESTMENT OF          4,301,574      2,485,317
DISTRIBUTIONS

 COST OF SHARES           (84,998,801)   (405,452,612)
REDEEMED

 NET INCREASE             (16,898,993)   (307,479,479)
(DECREASE) IN NET
ASSETS RESULTING
FROM SHARE
TRANSACTIONS

REDEMPTION FEES           127,081        252,002

  TOTAL INCREASE          (44,053,449)   (332,632,463)
(DECREASE) IN NET
ASSETS

NET ASSETS

 BEGINNING OF PERIOD      239,517,426    572,149,889

 END OF PERIOD           $ 195,463,977  $ 239,517,426
(INCLUDING
DISTRIBUTIONS IN
EXCESS OF NET
INVESTMENT INCOME
OF $3,862,332
AND
$335,592,
RESPECTIVELY)

OTHER INFORMATION
SHARES

 SOLD                     5,220,379      6,377,029

 ISSUED IN                352,299        168,725
REINVESTMENT OF
DISTRIBUTIONS

 REDEEMED                 (7,003,769)    (27,740,166)

 NET INCREASE             (1,431,091)    (21,194,412)
(DECREASE)


SEE ACCOMPANYING NOTES WHICH ARE AN INTEGRAL PART OF THE FINANCIAL STATEMENTS.


FINANCIAL HIGHLIGHTS

                                         YEARS ENDED
                                         OCTOBER 31,

SELECTED PER-SHARE DATA                  1998          1997       1996       1995       1994

NET ASSET VALUE, BEGINNING               $ 13.41       $ 14.65    $ 14.88    $ 19.96    $ 17.48
OF PERIOD

INCOME FROM INVESTMENT
OPERATIONS

 NET INVESTMENT INCOME                    (.02) C       (.01) C    .05 C      .07 C      .10
(LOSS)

 NET REALIZED AND                         (1.26)        (1.16)     (.29)      (3.12)     2.78
UNREALIZED GAIN (LOSS)

 TOTAL FROM INVESTMENT                    (1.28)        (1.17)     (.24)      (3.05)     2.88
OPERATIONS

LESS DISTRIBUTIONS

 FROM NET INVESTMENT                      -             (.01)      -          -          (.01)
INCOME

 IN EXCESS OF NET                         (.25)         (.07)      -          (.02)      (.11)
INVESTMENT INCOME

 FROM NET REALIZED GAIN                   -             -          -          (2.02)     (.28)

 TOTAL DISTRIBUTIONS                      (.25)         (.08)      -          (2.04)     (.40)

REDEMPTION FEES ADDED TO                  .01           .01        .01        .01        -
PAID IN CAPITAL

NET ASSET VALUE, END OF                  $ 11.89       $ 13.41    $ 14.65    $ 14.88    $ 19.96
PERIOD

TOTAL RETURN A, B                         (9.52)%       (7.97)%    (1.55)%    (15.87)%   16.88%

RATIOS AND SUPPLEMENTAL
DATA

NET ASSETS, END OF PERIOD                $ 195,464     $ 239,517  $ 572,150  $ 317,635  $ 553,532
(000 OMITTED)

RATIO OF EXPENSES TO                      1.73%         1.32%      1.26%      1.32% D    1.54%
AVERAGE NET ASSETS

RATIO OF EXPENSES TO                      1.72% E       1.31% E    1.24% E    1.32%      1.54%
AVERAGE NET ASSETS AFTER
EXPENSE REDUCTIONS

RATIO OF NET INVESTMENT                   (.16)%        (.04)%     .30%       .44%       .04%
INCOME (LOSS) TO AVERAGE
NET ASSETS

PORTFOLIO TURNOVER RATE                   57%           42%        85%        65%        88%

A THE TOTAL RETURNS WOULD HAVE BEEN
LOWER HAD CERTAIN EXPENSES NOT BEEN
REDUCED DURING THE PERIODS SHOWN
(SEE NOTE 7 OF NOTES TO FINANCIAL
STATEMENTS).
B TOTAL RETURNS DO NOT INCLUDE THE ONE
TIME SALES CHARGE.
C NET INVESTMENT INCOME (LOSS) PER
SHARE HAS BEEN CALCULATED BASED ON
AVERAGE SHARES OUTSTANDING DURING
THE PERIOD.
D FMR AGREED TO REIMBURSE A PORTION
OF THE FUND'S EXPENSES DURING THE
PERIOD. WITHOUT THIS REIMBURSEMENT,
THE FUND'S EXPENSE RATIO WOULD HAVE
BEEN HIGHER.
E FMR OR THE FUND HAS ENTERED INTO
VARYING ARRANGEMENTS WITH THIRD
PARTIES WHO EITHER PAID OR REDUCED A
PORTION OF THE FUND'S EXPENSES (SEE
NOTE 7 OF NOTES TO FINANCIAL
STATEMENTS).


SOUTHEAST ASIA
PERFORMANCE: THE BOTTOM LINE


There are several ways to evaluate a fund's historical performance. You can look at the total percentage change in value, the average annual percentage change or the growth of a hypothetical $10,000 investment. Total return reflects the change in the value of an investment, assuming reinvestment of the fund's dividend income and capital gains (the profits earned upon the sale of securities that have grown in value). If Fidelity had not reimbursed certain fund expenses, the life of fund total returns would have been lower. CUMULATIVE TOTAL RETURNS
PERIODS ENDED                               PAST 1   PAST 5   LIFE OF
OCTOBER 31, 1998                            YEAR     YEARS    FUND

FIDELITY SOUTHEAST ASIA                     -14.44%  -34.54%  -13.33%

FIDELITY SOUTHEAST ASIA                     -17.01%  -36.50%  -15.93%
 (INCL. 3.00% SALES CHARGE)

MSCI Far East Free ex Japan                 -23.05%  -40.96%  -16.28%

Pacific Region ex-Japan Funds Average       -24.41%  -41.26%  n/a

CUMULATIVE TOTAL RETURNS show the fund's performance in percentage terms over a set period - in this case, one year, five years or since the fund started on April 19, 1993. For example, if you had invested $1,000 in a fund that had a 5% return over the past year, the value of your investment would be $1,050. You can compare the fund's returns to the performance of the Morgan Stanley Capital International AC Far East Free ex Japan Index - a market capitalization weighted index of over 450 stocks traded in nine Asian markets, excluding Japan. To measure how the fund's performance stacked up against its peers, you can compare it to the Pacific region ex-Japan funds average, which reflects the performance of mutual funds with similar objectives tracked by Lipper Analytical Services, Inc. The past one year average represents a peer group of 84 mutual funds. These benchmarks include reinvested dividends and capital gains, if any, and exclude the effect of sales charges.
AVERAGE ANNUAL TOTAL RETURNS
PERIODS ENDED                          PAST 1   PAST 5   LIFE OF
OCTOBER 31, 1998                       YEAR     YEARS    FUND

FIDELITY SOUTHEAST ASIA                -14.44%  -8.13%   -2.55%

FIDELITY SOUTHEAST ASIA                -17.01%  -8.68%   -3.09%
 (INCL. 3.00% SALES CHARGE)

MSCI Far East Free ex Japan            -23.05%  -10.00%  -3.16%

Pacific Region ex-Japan Funds Average  -24.41%  -10.25%  n/a

AVERAGE ANNUAL TOTAL RETURNS take the fund's cumulative return and show you what would have happened if the fund had performed at a constant rate each year.
$10,000 OVER LIFE OF FUND
             Southeast Asia              MS FarEast x-JPN Fr Gross
             00351                       MS008
  1993/04/19       9700.00                    10000.00
  1993/04/30       9651.50                    10334.89
  1993/05/31      10078.30                    10929.98
  1993/06/30       9835.80                    10642.82
  1993/07/31       9826.10                    10715.96
  1993/08/31      10543.90                    11612.63
  1993/09/30      10873.70                    11974.11
  1993/10/31      12842.80                    14179.62
  1993/11/30      13240.50                    14084.20
  1993/12/31      15992.99                    17508.06
  1994/01/31      14696.78                    16312.13
  1994/02/28      14004.83                    15375.29
  1994/03/31      12221.33                    13702.83
  1994/04/30      12533.20                    14348.37
  1994/05/31      13069.22                    14960.14
  1994/06/30      12299.30                    14295.10
  1994/07/31      12952.27                    15093.47
  1994/08/31      14141.27                    16322.75
  1994/09/30      14131.52                    16059.95
  1994/10/31      14238.73                    16372.12
  1994/11/30      12845.07                    14812.82
  1994/12/31      12513.71                    14446.91
  1995/01/31      11198.01                    12897.43
  1995/02/28      12162.86                    14200.92
  1995/03/31      12318.79                    14269.05
  1995/04/30      12309.04                    14134.01
  1995/05/31      13712.45                    15856.11
  1995/06/30      13702.71                    15617.68
  1995/07/31      14053.56                    15864.27
  1995/08/31      13507.79                    15109.47
  1995/09/30      13683.21                    15371.66
  1995/10/31      13527.28                    15138.13
  1995/11/30      13293.38                    14979.13
  1995/12/31      14038.25                    15724.49
  1996/01/31      15771.98                    17165.65
  1996/02/29      15425.24                    17106.70
  1996/03/31      15296.45                    17244.40
  1996/04/30      15623.38                    17726.96
  1996/05/31      15682.82                    17554.45
  1996/06/30      15237.00                    17200.74
  1996/07/31      14038.25                    15961.51
  1996/08/31      14672.30                    16537.82
  1996/09/30      15147.84                    16955.48
  1996/10/31      14553.42                    16635.18
  1996/11/30      15603.56                    17587.62
  1996/12/31      15464.51                    17475.63
  1997/01/31      15454.22                    17729.59
  1997/02/28      15690.87                    17795.50
  1997/03/31      14620.81                    16822.86
  1997/04/30      14301.84                    16393.53
  1997/05/31      15124.97                    17225.98
  1997/06/30      15618.85                    17686.50
  1997/07/31      16123.01                    17772.64
  1997/08/31      14013.75                    14500.35
  1997/09/30      13231.78                    14391.39
  1997/10/31       9826.09                    10880.61
  1997/11/30       9754.06                    10188.55
  1997/12/31       9451.16                     9732.57
  1998/01/31       8882.44                     8912.96
  1998/02/28      10226.69                    10957.88
  1998/03/31      10195.67                    10690.41
  1998/04/30       9296.05                     9589.59
  1998/05/31       8044.86                     8104.40
  1998/06/30       7383.07                     7222.25
  1998/07/31       7269.33                     7021.87
  1998/08/31       6349.03                     5936.84
  1998/09/30       7093.54                     6576.50
  1998/10/30       8406.78                     8372.34
IMATRL PRASUN   SHR__CHT 19981031 19981203 113445 R00000000000070
$10,000 OVER LIFE OF FUND: Let's say hypothetically that $10,000 was invested in Fidelity Southeast Asia Fund on April 19, 1993, when the fund started, and the current 3.00% sales charge was paid. As the chart shows, by October 31, 1998, the value of the investment would have been $8,407 - a 15.93% decrease on the initial investment. For comparison, look at how the Morgan Stanley Capital International AC Far East Free ex Japan Index did over the same period. With dividends and capital gains, if any, reinvested, the same $10,000 would have been $8,372 - a 16.28% decrease.

UNDERSTANDING PERFORMANCE
Many markets around the globe offer the potential for significant growth over time; however, investing in foreign markets means assuming greater risks than investing in the United States. Factors like changes in a country's financial markets, its local political and economic climate, and the fluctuating value of its currency create these risks. For these reasons an international fund's performance may be more volatile than a fund that invests exclusively in the United States. Past performance is no guarantee of future results and you may have a gain or loss when you sell your shares.
(checkmark)
SOUTHEAST ASIA
FUND TALK: THE MANAGER'S OVERVIEW



An interview with Allan Liu, Portfolio Manager of
Fidelity Southeast Asia Fund
Q. HOW DID THE FUND PERFORM, ALLAN?
A. For the 12 months that ended October 31, 1998, the fund returned -14.44%. During the same period, the Morgan Stanley Capital International AC Far East Free ex Japan Index had a return of -23.05%, while the Pacific region ex-Japan funds average tracked by Lipper Analytical Services returned -24.41%.
Q. THE FUND HANDILY BEAT THE INDEX AND THE AVERAGE DURING THE PERIOD. WHY WAS THAT?
A. Strong stock selection was the main factor driving performance, as was a heavier weighting in Hong Kong stocks relative to the index toward the end of the period, when the Hong Kong market enjoyed an exceptionally strong rally. I looked for companies with predictable earnings, healthy cash flows, strong balance sheets and progressive managements. In many cases, the companies that fit that description were export companies. In Taiwan and Singapore, for example, I emphasized the stocks of electronics and technology companies. Because these companies export to the United States - and therefore benefit from U.S. dollar-denominated revenues - they offered the prospect of good earnings growth even in a slowing economy. In Hong Kong, I overweighted utilities relative to the index, and lightened up on the fund's bank and real-estate company holdings. Utilities are less sensitive to interest rates, which were abnormally high during most of the period.
Q. AND YET, THE FUND'S RETURN WAS NEGATIVE . . .
A. Southeast Asian stock markets were very volatile. After plunging in November and December 1997, the markets rebounded strongly in the first quarter of 1998 because investors hoped that the worst was over. When this optimism turned out to be premature, stocks plunged again in April and May, and remained under pressure throughout the summer. One universal problem in the region was extremely high interest rates, which, following the collapse of many of the region's currencies, were necessary to attract investment capital but also drove down stock prices and slowed economic growth.
Q. WHAT STOCKS DID WELL FOR THE FUND?
A. Hong Kong Telecommunications, the fund's second-largest holding, was a positive contributor to performance, exemplifying the benefits of the fund's greater emphasis on Hong Kong utility shares. Predictable earnings growth was the key to this stock's success during the period. Another helpful holding was Hutchison Whampoa, a Hong Kong conglomerate with significant business interests both in and out of Asia, and the fund's largest holding for much of the period. Finally, Compal Electronics and Asustek also helped the fund's performance. Both are Taiwanese companies that manufacture various computer-related hardware, and both had strong balance sheets and healthy earnings growth.
Q. WHAT STOCKS WERE DISAPPOINTING?
A. Sun Hung Kai Properties was the biggest detractor from performance. High interest rates and plunging real-estate prices hurt this stock. Although underweighted relative to the index, the stock remains one of the fund's top-10 holdings because the company is financially sound and well managed, and positioned to benefit once the Hong Kong property market begins to recover. Another disappointing stock was that of Tenaga Nasional, a Malaysian electricity-generating company. Although the basic business prospects of this company were good, the weakness of Malaysia's economy and currency caused investors to dump Malaysian stocks regardless of their quality. This holding illustrates why we like investors to keep in mind that foreign investments are riskier than U.S. investments.
Q. WHAT'S YOUR OUTLOOK, ALLAN?
A. It's useful to think of Southeast Asia as a three-tiered market. First, you have the stronger economies that include Hong Kong, Taiwan and Singapore. On the next level is China, which has a large domestic economy but shares many of the structural problems of the weakest economies in the region. Finally, there are the countries that have suffered from massive currency devaluations, sharply contracting economies and exceptionally weak stock markets. Countries in this last category include Indonesia, Thailand, Malaysia and South Korea. There are grounds for optimism about the first group, with interest rates there easing back down and economic activity beginning to pick up. The other two groups are more problematic. Although those countries also are benefiting from lower interest rates, they will continue to encounter many obstacles to fully recover from what has happened to them over the past year or so.
THE VIEWS EXPRESSED IN THIS REPORT REFLECT THOSE OF THE PORTFOLIO MANAGER ONLY THROUGH THE END OF THE PERIOD OF THE REPORT AS STATED ON THE COVER. THE MANAGER'S VIEWS ARE SUBJECT TO CHANGE AT ANY TIME BASED ON MARKET AND OTHER CONDITIONS.


FUND FACTS
GOAL: long-term growth of capital by investing mainly in equity securities of Southeast Asian issuers; the fund does not anticipate investing in Japan
FUND NUMBER: 351
TRADING SYMBOL: FSEAX
START DATE: April 19, 1993
SIZE: as of October 31, 1998, more than
$223 million
MANAGER: Allan Liu, since inception; manager, various funds for non-U.S. investors; analyst, Southeast Asian markets, 1987-1990; joined
Fidelity in 1987
(checkmark)
SOUTHEAST ASIA

INVESTMENT CHANGES




GEOGRAPHIC DIVERSIFICATION (% OF FUND'S INVESTMENTS)

AS OF OCTOBER 31, 1998
CHINA 2.0%
UNITED STATES 6.9%
UNITED KINGDOM 1.5%
ROW: 1, COL: 1, VALUE: 2.0
ROW: 1, COL: 2, VALUE: 51.1
ROW: 1, COL: 3, VALUE: 3.1
ROW: 1, COL: 4, VALUE: 2.0
ROW: 1, COL: 5, VALUE: 3.1
ROW: 1, COL: 6, VALUE: 11.8
ROW: 1, COL: 7, VALUE: 17.2
ROW: 1, COL: 8, VALUE: 1.3
ROW: 1, COL: 9, VALUE: 1.5
ROW: 1, COL: 10, VALUE: 6.9
THAILAND 1.3%
HONG KONG 51.1%
TAIWAN 17.2%
SINGAPORE 11.8%
OTHER 3.1%
MALAYSIA 2.0%
KOREA (SOUTH) 3.1%
AS OF APRIL 30, 1998
CHINA 3.3%
UNITED STATES 3.2%
ROW: 1, COL: 1, VALUE: 3.3
ROW: 1, COL: 2, VALUE: 36.6
ROW: 1, COL: 3, VALUE: 7.2
ROW: 1, COL: 4, VALUE: 8.800000000000001
ROW: 1, COL: 5, VALUE: 3.2
ROW: 1, COL: 6, VALUE: 12.9
ROW: 1, COL: 7, VALUE: 15.1
ROW: 1, COL: 8, VALUE: 3.8
ROW: 1, COL: 9, VALUE: 5.9
ROW: 1, COL: 10, VALUE: 3.2
UNITED KINGDOM 5.9%
THAILAND 3.8%
HONG KONG 36.6%
TAIWAN 15.1%
SINGAPORE 12.9%
OTHER 3.2%
KOREA (SOUTH) 7.2%
MALAYSIA 8.8%
ASSET ALLOCATION

                        % OF FUND'S  % OF FUND'S
                        INVESTMENTS  INVESTMENTS
                                     6 MONTHS AGO

Stocks                   92.9         96.8

Bonds                    0.2          0.0

Short-term investments   6.9          3.2


TOP TEN STOCKS AS OF OCTOBER 31, 1998

                                                       % OF FUND'S   % OF FUND'S
                                                       INVESTMENTS   INVESTMENTS
                                                                     IN THESE STOCKS
                                                                     6 MONTHS AGO

Hutchison Whampoa Ltd.                                  10.1          7.5
(Hong Kong, Electrical Equipment)

Hong Kong Telecommunications Ltd.                       7.7           6.8
(Hong Kong, Telephone Services)

Cheung Kong Holdings Ltd.                               5.3           4.3
(Hong Kong, Real Estate)

CLP Holdings Ltd.                                       3.4           1.9
(Hong Kong, Electric Utility)

China Telecom (Hong Kong) Ltd. (Hong Kong, Cellular)    3.1           1.4

Hang Seng Bank Ltd.                                     2.7           2.9
(Hong Kong, Banks)

Sun Hung Kai Properties Ltd. (Hong Kong, Real Estate)   2.3           3.9

Swire Pacific Ltd. Class A                              2.2           0.3
(Hong Kong, Air Transportation)

Compal Electronics, Inc.                                2.1           1.7
(Taiwan, Computers &
 Office Equipment)

Taiwan Semiconductor                                    2.0           2.3
 Manufacturing Co. Ltd.
(Taiwan, Electronics)


TOP TEN MARKET SECTORS AS OF OCTOBER 31, 1998

                                               % OF FUND'S   % OF FUND'S
                                               INVESTMENTS   INVESTMENTS
                                                             IN THESE
                                                             MARKET SECTORS
                                                             6 MONTHS AGO

UTILITIES                                       20.1          16.4

TECHNOLOGY                                      19.4          19.0

CONSTRUCTION & REAL ESTATE                      13.6          12.1

INDUSTRIAL MACHINERY &                          11.8          10.3
 EQUIPMENT

FINANCE                                         9.8           16.3

TRANSPORTATION                                  4.6           3.4

NONDURABLES                                     2.7           2.1

RETAIL & WHOLESALE                              2.2           1.1

BASIC INDUSTRIES                                2.2           2.6

MEDIA & LEISURE                                 1.6           4.9

SOUTHEAST ASIA

INVESTMENTS OCTOBER 31, 1998

Showing Percentage of Total Value of Investment in Securities



COMMON STOCKS - 92.9%

                                                           SHARES                    VALUE (NOTE 1)

AUSTRALIA - 0.6%

David Jones Ltd.                                            505,500                  $ 513,551

Goodman Fielder Ltd.                                        600,379                   791,163

                                                                                      1,304,714

CHINA - 2.0%

Beijing Datang Power Generation Co. Ltd.                    2,000,000                 619,795

China Eastern Airlines Corp. Ltd. (a)                       600,000                   44,160

China Southern Airlines Ltd. (a)                            800,000                   99,167

Harbin Power Equipment Co. Ltd.                             2,970,000                 245,439
Series H

Huaneng Power International, Inc.                           1,200,000                 418,361
Class H (a)

Qingling Motors Co. Ltd. Class H                            3,558,000                 656,975

Shenzhen Expressway Co. Ltd. Class H                        4,000,000                 903,867

Zhejiang Express Co. Ltd. Class H                           4,946,000                 970,743

Zhenhai Refining & Chemical Co. Class H                     2,250,000                 459,035

                                                                                      4,417,542

HONG KONG - 51.1%

Cheung Kong Holdings Ltd.                                   1,725,000                 11,805,152

China Aerospace International                               2,140,000                 279,088
Holdings Ltd. (a)

China Aerospace International                               214,000                   4,200
Holdings Ltd. warrants 12/31/99 (a)

China Everbright Ltd. (a)                                   668,000                   256,608

China Everbright Ltd. warrants 1/5/00 (a)                   66,800                    6,900

China Resources Beijing Land Ltd.                           1,174,000                 314,552

China Telecom (Hong Kong) Ltd.                              3,558,000                 6,782,459

CLP Holdings Ltd.                                           1,346,000                 7,560,333

Cosco Pacific Ltd.                                          2,360,000                 1,157,983

Dah Sing Financial Holdings Ltd.                            760,000                   1,334,625

Dao Heng Bank Group Ltd.                                    320,000                   667,312

Guangnan Holdings Ltd.                                      3,616,000                 1,108,916

GZI Transport Ltd.                                          1,094,000                 235,907

Hang Seng Bank Ltd.                                         692,000                   5,986,700

Henderson Land Development Co. Ltd.                         737,000                   3,625,760

HKR International Ltd.                                      1,200,000                 677,900

Hong Kong & China Gas Co. Ltd.                              3,070,360                 4,361,025

Hong Kong Electric Holdings Ltd.                            1,140,000                 4,180,515

Hong Kong Telecommunications Ltd.                           8,480,000                 17,012,997

Hutchison Whampoa Ltd.                                      3,109,000                 22,280,265

Johnson Electric Holdings Ltd.                              1,284,000                 2,984,311

Liu Chong Hing Bank Ltd.                                    400,000                   400,284

New World Development Co. Ltd.                              520,000                   1,208,600

New World Infrastructure Ltd. (a)                           1,136,800                 1,622,008

Ng Fung Hong Ltd.                                           1,020,000                 902,189

Shanghai Industrial Holdings Ltd. Class H                   300,000                   693,395

Shui On Construction & Materials Ltd.                       362,000                   224,366

Shum Yip Investment Ltd.                                    3,500,000                 858,674

Silver Grant International Industries Ltd.                  4,000,000                 418,361

Sun Hung Kai Properties Ltd.                                726,478                   5,065,506

Swire Pacific Ltd. Class A                                  900,000                   4,776,293



                                                           SHARES                    VALUE (NOTE 1)

Television Broadcasts Ltd.                                  274,000                  $ 728,827

Tianjin Development Holdings Ltd.                           2,420,000                 1,609,271

Varitronix International Ltd.                               259,000                   491,613

Wing Hang Bank Ltd.                                         804,000                   1,531,280

                                                                                      113,154,175

INDONESIA - 1.2%

Gudang Garam PT Perusahaan (a)                              700,000                   616,719

Gulf Indonesia Resources Ltd. (a)                           71,400                    705,075

PT Indah Kiat Pulp & Paper Corp. (a)                        2,000,000                 443,729

PT Indosat                                                  400,000                   421,864

PT Semen Gresik TBK                                         500,000                   398,713

                                                                                      2,586,100

KOREA (SOUTH) - 3.1%

Dae Duck Electronics Co. Ltd.                               4,440                     315,292

Hyundai Engineering &                                       8                         35
Construction Co. Ltd. (a)

Korea Fine Chemical Co. Ltd. (a)                            19,200                    525,290

Medison Co. Ltd.                                            64,049                    708,689

Mirae Corp.                                                 277,215                   471,654

Pohang Iron & Steel Co. Ltd.                                9,200                     513,583

S1 Corp.                                                    5,909                     792,644

Samsung Co. Ltd. sponsored GDR unit (a)                     21                        5

Samsung Display Devices Ltd.                                680                       25,510

Samsung Electronics Co. Ltd.                                25,055                    1,025,366

Samsung Fire & Marine Insurance                             850                       212,581

Seong An Co. Ltd.                                           91,180                    608,788

Sindoricoh Co. Ltd.                                         5,000                     151,194

Suheung Capsule Co. Ltd.                                    67,000                    1,046,003

Youngone Corp.                                              20,600                    518,318

                                                                                      6,914,952

MALAYSIA - 2.0%

Berjaya Sports Toto BHD                                     713,833                   459,859

Malaysian International Shipping BHD (For. Reg.)            1,766,000                 1,546,644

Petronas Gas BHD                                            515,000                   742,684

Resorts World BHD                                           134,000                   91,402

Rothmans of Pall Mall Malaysia BHD                          287,000                   1,093,621

Telekom Malaysia BHD                                        215,000                   305,526

Tenaga Nasional BHD                                         225,000                   203,684

                                                                                      4,443,420

PHILIPPINES - 1.3%

Manila Electric Co. Class B                                 302,851                   893,167

Philippine Long Distance Telephone                          68,000                    1,626,270

SM Prime Holdings, Inc.                                     2,500,000                 421,314

                                                                                      2,940,751

SINGAPORE - 11.8%

City Developments Ltd.                                      372,000                   1,351,894

Creative Technology Ltd. (a)                                88,000                    1,284,632

Creative Technology Ltd. (NASDAQ) (a)                       48,200                    677,813

Datacraft Asia Ltd.                                         770,000                   2,479,400

COMMON STOCKS - CONTINUED

                                                           SHARES                    VALUE (NOTE 1)

SINGAPORE - CONTINUED

Flextech Holdings Ltd.                                      1,136,400                $ 500,478

JIT Holdings Ltd.                                           2,199,000                 1,517,019

Jurong Shipyard Ltd.                                        179,000                   771,789

Keppel Corp. Ltd.                                           1,000,000                 2,008,007

Keppel Land Ltd.                                            500,000                   489,683

Natsteel Electronics Ltd.                                   814,000                   1,674,629

Natsteel Ltd.                                               1,777,000                 1,685,605

Oversea-Chinese Banking Corp.                               140,000                   612,257
(For. Reg.) (a)

Parkway Holdings Ltd.                                       230,000                   417,924

Rothmans Industries Ltd.                                    368,000                   1,870,034

Sembcorp Industries Ltd. (a)                                300,000                   297,505

Singapore Press Holdings                                    199,077                   1,728,972

Singapore Technologies Engineering Ltd.                     1,026,175                 1,011,321

Singapore Telecommunications Ltd.                           1,036,000                 1,793,138

St. Computer Systems & Services Ltd.                        831,500                   660,693

United Overseas Bank Ltd. (For. Reg.)                       220,500                   1,039,005

Venture Manufacturing Singapore Ltd.                        700,000                   2,328,303

                                                                                      26,200,101

TAIWAN - 17.2%

Asustek Computer, Inc. (a)                                  122,741                   908,492

Bank Sinopac (a)                                            1,274,120                 544,227

Cathay Life Insurance Co. Ltd.                              776,400                   2,741,644

China Development Corp. (a)                                 969,975                   1,914,523

Chuntex Electronic Co. Ltd. (a)                             566,400                   655,050

Compal Electronics, Inc. (a)                                1,517,240                 4,726,021

Compeq Manufacturing Co. Ltd. (a)                           18,000                    114,356

CTCI Corp.                                                  1,038,120                 1,744,874

D-Link Corp. (a)                                            1,935,700                 4,268,390

Fortune Electric Co. Ltd. (a)                               317,200                   476,411

Hon Hai Precision Industry Co. (a)                          721,200                   3,469,767

Orient Semiconductor Electronics Ltd. (a)                   319,000                   301,045

Phoenixtec Power Co. Ltd. (a)                               1,674,000                 3,536,438

President Chain Store Corp.                                 960,000                   3,064,302

Siliconware Precision                                       1,720,160                 2,758,622
Industries Co. Ltd. (a)

Sunplus Technology Co. Ltd. (a)                             385,000                   1,169,545

Taiwan Semiconductor                                        2,173,925                 4,391,429
Manufacturing Co. Ltd. (a)

Winbond Electronics Corp. (a)                               700,000                   563,454

Yung Shin Pharmaceutical                                    260,000                   637,471
Industries Co. Ltd.

                                                                                      37,986,061

THAILAND - 1.3%

Bangkok Bank Ltd. PCL (For. Reg.) (a)                       400,000                   608,696

Delta Electronics PCL (For. Reg.)                           50,000                    285,326

Malee Sampran Factory PCL                                   743,900                   298,166
(For. Reg.) (a)

Shinawatra Computer & Communications PCL (For. Reg.) (a)    60,800                    290,783

Thai Farmers Bank PCL (For. Reg.) (a)                       600,000                   758,152



                                                           SHARES                    VALUE (NOTE 1)

Thai Union Frozen Products PCL                              94,000                   $ 385,707
(For. Reg.)

United Broadcasting Corp. PCL                               523,686                   330,861
(For. Reg.) (a)

                                                                                      2,957,691

UNITED KINGDOM - 1.3%

HSBC Holdings PLC                                           127,465                   2,902,786

TOTAL COMMON STOCKS                                                     205,808,293
(Cost $209,254,270)



CORPORATE BONDS - 0.2%

MOODY'S RATINGS (UNAUDITED)                        PRINCIPAL
                                                   AMOUNT (C)

CONVERTIBLE BONDS - 0.2%

UNITED KINGDOM - 0.2%

Shum Yip Capital Ltd. euro 1.2% 8/8/02    -        $ 500,000              310,000

NONCONVERTIBLE BONDS - 0.0%

SINGAPORE - 0.0%

Flextech Holdings Ltd. 2.25% 10/23/02     -   SGD   236,750               85,309

TOTAL CORPORATE BONDS                                           395,309
(Cost $420,600)


CASH EQUIVALENTS - 6.9%

                               SHARES

Taxable Central Cash Fund (b)   15,197,316        15,197,316
(Cost $15,197,316)

TOTAL INVESTMENT IN SECURITIES - 100%      $ 221,400,918
(Cost $224,872,186)

CURRENCY ABBREVIATIONS

SGD                     -   Singapore dollar

LEGEND
(a) Non-income producing
(b) At period end, the seven-day yield on the Taxable Central Cash Fund was 4.96%. The yield refers to the income earned by investing in the fund over the seven-day period, expressed as an annual percentage.
(c) Principal amount is stated in United States dollars unless otherwise noted.
OTHER INFORMATION
Purchases and sales of securities, other than short-term securities, aggregated $213,157,627 and $204,119,665, respectively (see Note 3 of Notes to Financial Statements).
MARKET SECTOR DIVERSIFICATION (UNAUDITED)
As a Percentage of Total Value of Investment in Securities
AEROSPACE & DEFENSE                 1.2%

BASIC INDUSTRIES                    2.2

CASH EQUIVALENTS                    6.9

CONSTRUCTION & REAL ESTATE          13.6

DURABLES                            0.5

ENERGY                              0.8

FINANCE                             9.8

HEALTH                              1.1

HOLDING COMPANIES                   1.1

INDUSTRIAL MACHINERY & EQUIPMENT    11.8

MEDIA & LEISURE                     1.6

NONDURABLES                         2.7

RETAIL & WHOLESALE                  2.2

SERVICES                            0.4

TECHNOLOGY                          19.4

TRANSPORTATION                      4.6

UTILITIES                            20.1

                                    100.0%

INCOME TAX INFORMATION
At October 31, 1998, the aggregate cost of investment securities for income tax purposes was $226,910,997. Net unrealized depreciation aggregated $5,510,079, of which $21,241,292 related to appreciated investment securities and $26,751,371 related to depreciated investment securities.
At October 31, 1998, the fund had a capital loss carryforward of approximately $143,224,000 of which $32,651,000 and $110,573,000 will expire on October 31, 2005 and 2006, respectively.
SOUTHEAST ASIA
FINANCIAL STATEMENTS


STATEMENT OF ASSETS AND LIABILITIES
 OCTOBER 31, 1998

ASSETS

INVESTMENT IN                   $ 221,400,918
SECURITIES, AT
VALUE
(COST
$224,872,18
6) -
SEE
ACCOMPANYIN
G SCHEDULE

FOREIGN                          1,151,196
CURRENCY HELD
AT VALUE
(COST
$1,109,121)

RECEIVABLE FOR                   438,694
INVESTMENTS
SOLD

RECEIVABLE FOR                   633,560
FUND SHARES
SOLD

DIVIDENDS                        286,256
RECEIVABLE

INTEREST                         94,652
RECEIVABLE

OTHER                            94,840
RECEIVABLES

 TOTAL ASSETS                    224,100,116

LIABILITIES

PAYABLE FOR          $ 137,933
INVESTMENTS
PURCHASED

PAYABLE FOR           269,269
FUND SHARES
REDEEMED

ACCRUED               184,469
MANAGEMENT
FEE

OTHER PAYABLES        169,106
AND
ACCRUED
EXPENSES

 TOTAL LIABILITIES               760,777

NET ASSETS                      $ 223,339,339

NET ASSETS
CONSIST OF:

PAID IN CAPITAL                 $ 371,512,237

UNDISTRIBUTED                    347,773
NET INVESTMENT
INCOME

ACCUMULATED                      (145,090,351)
UNDISTRIBUTED
NET REALIZED
GAIN (LOSS) ON
INVESTMENTS
AND FOREIGN
CURRENCY
TRANSACTIONS

NET UNREALIZED                   (3,430,320)
APPRECIATION
(DEPRECIATION)
ON
INVESTMENTS
AND ASSETS
AND LIABILITIES
IN
FOREIGN
CURRENCIES

NET ASSETS, FOR                 $ 223,339,339
27,479,138
SHARES
OUTSTANDING

NET ASSET                        $8.13
VALUE AND
REDEMPTION
PRICE PER
SHARE
($223,339,3
39 (DIVIDED BY)
27,479,138
SHARES)

MAXIMUM                          $8.38
OFFERING PRICE
PER SHARE
(100/97.00
OF $8.13)

STATEMENT OF OPERATIONS

 YEAR ENDED OCTOBER 31, 1998

INVESTMENT INCOME                                                                 $ 5,983,148
DIVIDENDS

INTEREST                                                                           1,201,137

                                                                                   7,184,285

LESS FOREIGN TAXES WITHHELD                                                        (461,461)

 TOTAL INCOME                                                                      6,722,824

EXPENSES

MANAGEMENT FEE                                                    $ 1,752,393
BASIC FEE

 PERFORMANCE ADJUSTMENT                                            983,526

TRANSFER AGENT FEES                                                1,029,562

ACCOUNTING FEES AND EXPENSES                                       179,603

CUSTODIAN FEES AND EXPENSES                                        230,324

REGISTRATION FEES                                                  25,461

AUDIT                                                              70,818

LEGAL                                                              1,125

REPORTS TO SHAREHOLDERS                                            38,217

MISCELLANEOUS                                                      945

 TOTAL EXPENSES BEFORE REDUCTIONS                                  4,311,974

 EXPENSE REDUCTIONS                                                (104,487)       4,207,487

NET INVESTMENT INCOME                                                              2,515,337

REALIZED AND UNREALIZED GAIN (LOSS)
NET REALIZED GAIN (LOSS) ON:

 INVESTMENT SECURITIES                                             (111,098,189)

 FOREIGN CURRENCY TRANSACTIONS                                     (1,367,305)     (112,465,494)

CHANGE IN NET UNREALIZED APPRECIATION (DEPRECIATION) ON:

 INVESTMENT SECURITIES                                             70,590,094

 ASSETS AND LIABILITIES IN                                         648,171         71,238,265
 FOREIGN CURRENCIES

NET GAIN (LOSS)                                                                    (41,227,229)

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS                   $ (38,711,892)

OTHER INFORMATION                                                                 $ 507,395
SALES CHARGES PAID TO FDC

 SALES CHARGE - RETAINED BY FDC                                                   $ 506,629

 EXPENSE REDUCTIONS                                                               $ 102,543
 DIRECTED BROKERAGE ARRANGEMENTS

  CUSTODIAN CREDITS                                                                1,944

                                                                                  $ 104,487


STATEMENT OF CHANGES IN NET ASSETS
INCREASE (DECREASE) IN   YEAR ENDED      YEAR ENDED
NET ASSETS               OCTOBER 31,     OCTOBER 31,
                         1998            1997

OPERATIONS               $ 2,515,337     $ 1,305,926
NET INVESTMENT
INCOME

 NET REALIZED GAIN        (112,465,494)   (28,617,300)
(LOSS)

 CHANGE IN NET            71,238,265      (92,383,800)
UNREALIZED
APPRECIATION
(DEPRECIATION)

 NET INCREASE             (38,711,892)    (119,695,174)
(DECREASE) IN NET
ASSETS RESULTING
FROM OPERATIONS

DISTRIBUTIONS TO          (1,459,446)     (4,930,534)
SHAREHOLDERS
FROM NET INVESTMENT
INCOME

 IN EXCESS OF NET         -               (3,526,327)
INVESTMENT INCOME

 FROM NET REALIZED        -               (19,898,492)
GAIN

 TOTAL DISTRIBUTIONS      (1,459,446)     (28,355,353)

SHARE TRANSACTIONS        131,309,522     157,877,019
NET PROCEEDS FROM
SALES OF SHARES

 REINVESTMENT OF          1,428,081       27,853,163
DISTRIBUTIONS

 COST OF SHARES           (148,622,010)   (514,623,033)
REDEEMED

 NET INCREASE             (15,884,407)    (328,892,851)
(DECREASE) IN NET
ASSETS RESULTING
FROM SHARE
TRANSACTIONS

REDEMPTION FEES           548,119         444,381

  TOTAL INCREASE          (55,507,626)    (476,498,997)
(DECREASE) IN NET
ASSETS

NET ASSETS

 BEGINNING OF PERIOD      278,846,965     755,345,962

 END OF PERIOD           $ 223,339,339   $ 278,846,965
(INCLUDING
UNDISTRIBUTED NET
INVESTMENT INCOME
OF $347,773 AND
$752,671,
RESPECTIVELY)

OTHER INFORMATION
SHARES

 SOLD                     15,599,765      11,474,774

 ISSUED IN                142,524         1,884,517
REINVESTMENT OF
DISTRIBUTIONS

 REDEEMED                 (17,461,859)    (35,591,294)

 NET INCREASE             (1,719,570)     (22,232,003)
(DECREASE)


SEE ACCOMPANYING NOTES WHICH ARE AN INTEGRAL PART OF THE FINANCIAL STATEMENTS.


FINANCIAL HIGHLIGHTS

                                     YEARS ENDED
                                     OCTOBER 31,

SELECTED PER-SHARE                   1998          1997       1996       1995       1994
DATA

NET ASSET VALUE,                     $ 9.55        $ 14.69    $ 13.88    $ 14.61    $ 13.24
BEGINNING OF PERIOD

INCOME FROM INVESTMENT
OPERATIONS

 NET INVESTMENT                       .09 C         .04 C, D   .14 C      .15        .04
INCOME

 NET REALIZED AND                     (1.48)        (4.62)     .87        (.91)      1.23
UNREALIZED GAIN
(LOSS)

 TOTAL FROM INVESTMENT                (1.39)        (4.58)     1.01       (.76)      1.27
OPERATIONS

LESS DISTRIBUTIONS

 FROM NET INVESTMENT                  (.05)         (.10)      (.23)      -          (.04)
INCOME

 IN EXCESS OF NET                     -             (.07)      -          -          (.03)
INVESTMENT INCOME

 FROM NET REALIZED                    -             (.40)      -          -          -
GAIN

 TOTAL DISTRIBUTIONS                  (.05)         (.57)      (.23)      -          (.07)

REDEMPTION FEES                       .02           .01        .03        .03        .17
ADDED TO PAID IN
CAPITAL

NET ASSET VALUE, END OF              $ 8.13        $ 9.55     $ 14.69    $ 13.88    $ 14.61
PERIOD

TOTAL RETURN A, B                     (14.44)%      (32.48)%   7.59%      (5.00)%    10.87%

RATIOS AND
SUPPLEMENTAL DATA

NET ASSETS, END OF                   $ 223,339     $ 278,847  $ 755,346  $ 649,868  $ 825,734
PERIOD (000 OMITTED)

RATIO OF EXPENSES TO                  1.83%         1.32%      1.13%      1.10%      1.47%
AVERAGE NET ASSETS

RATIO OF EXPENSES TO                  1.79% E       1.32%      1.12% E    1.10%      1.47%
AVERAGE NET ASSETS
AFTER EXPENSE
REDUCTIONS

RATIO OF NET INVESTMENT               1.07%         .22%       .95%       .90%       .22%
INCOME TO AVERAGE
NET ASSETS

PORTFOLIO TURNOVER RATE               95%           141%       102%       94%        157%

A THE TOTAL RETURNS WOULD HAVE
BEEN LOWER HAD CERTAIN
EXPENSES NOT BEEN REDUCED
DURING THE PERIODS SHOWN (SEE
NOTE 7 OF NOTES TO FINANCIAL
STATEMENTS).
B TOTAL RETURNS DO NOT INCLUDE THE
ONE TIME SALES CHARGE.
C NET INVESTMENT INCOME PER
SHARE HAS BEEN CALCULATED
BASED ON AVERAGE SHARES
OUTSTANDING DURING THE PERIOD.
D INVESTMENT INCOME PER SHARE
REFLECTS A SPECIAL DIVIDEND
WHICH AMOUNTED TO $.02 PER
SHARE.
E FMR OR THE FUND HAS ENTERED
INTO VARYING ARRANGEMENTS WITH
THIRD PARTIES WHO EITHER PAID OR
REDUCED A PORTION OF THE FUND'S
EXPENSES (SEE NOTE 7 OF NOTES
TO FINANCIAL STATEMENTS).


UNITED KINGDOM
PERFORMANCE: THE BOTTOM LINE


There are several ways to evaluate a fund's historical performance. You can look at the total percentage change in value, the average annual percentage change or the growth of a hypothetical $10,000 investment. Total return reflects the change in the value of an investment, assuming reinvestment of the fund's dividend income and capital gains (the profits earned upon the sale of securities that have grown in value). If Fidelity had not reimbursed certain fund expenses, the total returns would have been lower.
CUMULATIVE TOTAL RETURNS
PERIODS ENDED                       PAST 1  LIFE OF
OCTOBER 31, 1998                    YEAR    FUND

FIDELITY UNITED KINGDOM             5.33%   54.50%

FIDELITY UNITED KINGDOM             2.17%   49.87%
 (INCL. 3.00% SALES CHARGE)

FT-All-Shares                       11.91%  70.67%

European Region Funds Average       15.45%  n/a

CUMULATIVE TOTAL RETURNS show the fund's performance in percentage terms over a set period - in this case, one year or since the fund started on November 1, 1995. For example, if you had invested $1,000 in a fund that had a 5% return over the past year, the value of your investment would be $1,050. You can compare the fund's returns to the performance of the FT-All-Shares Index - a market capitalization-weighted index of over 840 stocks traded in the U.K. market. To measure how the fund's performance stacked up against its peers, you can compare the fund's performance to the European region funds average, which reflects the performance of mutual funds with similar objectives tracked by Lipper Analytical Services, Inc. The past one year average represents a peer group of 91 mutual funds. These benchmarks include reinvested dividends and capital gains, if any, and exclude the effect of sales charges.
AVERAGE ANNUAL TOTAL RETURNS
PERIODS ENDED                       PAST 1  LIFE OF
OCTOBER 31, 1998                    YEAR    FUND

FIDELITY UNITED KINGDOM             5.33%   15.61%

FIDELITY UNITED KINGDOM             2.17%   14.44%
 (INCL. 3.00% SALES CHARGE)

FT-All-Shares                       11.91%  19.51%

European Region Funds Average       15.45%  n/a

AVERAGE ANNUAL TOTAL RETURNS take the fund's cumulative return and show you what would have happened if the fund had performed at a constant rate each year.
$10,000 OVER LIFE OF FUND
             United Kingdom              FT SE A All Shares
             00344                       FT001
  1995/11/01       9700.00                    10000.00
  1995/11/30       9573.90                    10045.63
  1995/12/31       9778.19                    10332.30
  1996/01/31       9729.49                    10310.34
  1996/02/29       9963.23                    10460.66
  1996/03/31      10099.58                    10580.27
  1996/04/30      10411.24                    10783.02
  1996/05/31      10722.89                    10999.14
  1996/06/30      10596.28                    10897.13
  1996/07/31      10430.72                    10838.63
  1996/08/31      10927.42                    11423.97
  1996/09/30      11005.33                    11641.61
  1996/10/31      11579.95                    12221.95
  1996/11/30      12183.78                    12823.08
  1996/12/31      12575.73                    13285.32
  1997/01/31      12205.27                    12911.20
  1997/02/28      12555.71                    13299.67
  1997/03/31      12565.72                    13420.62
  1997/04/30      12665.85                    13546.04
  1997/05/31      13016.28                    14119.45
  1997/06/30      13216.53                    14307.89
  1997/07/31      13526.92                    14788.25
  1997/08/31      13366.72                    14587.42
  1997/09/30      14408.03                    15706.71
  1997/10/31      14227.80                    15250.76
  1997/11/30      14347.95                    15309.01
  1997/12/31      14686.21                    15781.29
  1998/01/31      15115.63                    16509.20
  1998/02/28      16103.30                    17613.50
  1998/03/31      17037.29                    18678.26
  1998/04/30      17048.02                    18737.66
  1998/05/31      16919.20                    18390.36
  1998/06/30      16790.37                    18462.12
  1998/07/31      16146.24                    18059.16
  1998/08/31      13902.51                    16565.85
  1998/09/30      14428.55                    16189.75
  1998/10/30      14986.80                    17067.41
IMATRL PRASUN   SHR__CHT 19981031 19981113 094112 R00000000000039
$10,000 OVER LIFE OF FUND: Let's say hypothetically that $10,000 was invested in Fidelity United Kingdom Fund on November 1, 1995, when the fund started, and the current 3.00% sales charge was paid. As the chart shows, by October 31, 1998, the value of the investment would have grown to $14,987 - a 49.87% increase on the initial investment. For comparison, look at how the FT-All-Shares Index did over the same period. With dividends and capital gains, if any, reinvested, the same $10,000 would have grown to $17,067 - a 70.67% increase.

UNDERSTANDING PERFORMANCE
Many markets around the globe offer the potential for significant growth over time; however, investing in foreign markets means assuming greater risks than investing in the United States. Factors like changes in a country's financial markets, its local political and economic climate, and the fluctuating value of its currency create these risks. For these reasons an international fund's performance may be more volatile than a fund that invests exclusively in the United States. Past performance is no guarantee of future results and you may have a gain or loss when you sell your shares.
(checkmark)
UNITED KINGDOM
FUND TALK: THE MANAGER'S OVERVIEW



NOTE TO SHAREHOLDERS: Frederic Gautier became Portfolio Manager of Fidelity United Kingdom Fund on August 1, 1998.
Q. HOW DID THE FUND PERFORM, FREDERIC?
A. For the 12-month period ended October 31, 1998, the Fidelity United Kingdom Fund returned 5.33%. In comparison, the Financial Times
(FT)-All-Shares Index returned 11.91%, and the European region funds average was up 15.45%, according to Lipper Analytical Services.
Q. WHAT CAUSED THE FUND TO PRODUCE RETURNS LOWER THAN THE INDEX?
A. As the fund invests in the U.K. only, the most relevant performance comparison is the FT-All-Shares Index. During the period, the Bank of England boosted short-term interest rates in the U.K. several times in an effort to slow down the economy and curtail inflation. Rising interest rates generally translate into a stronger currency. Relative to the index, the fund was heavily weighted in industrial companies that rely on exports for a large percentage of their profits. A strong currency tends to hurt exporters because their goods become expensive relative to other countries.
Q. HOW WOULD YOU DESCRIBE THE U.K. INVESTMENT ENVIRONMENT?
A. Ten years ago, the U.K. was primarily a manufacturing country. Today, the service sector comprises about two-thirds of the economy, with the two biggest sectors being banking and telecommunications. The stock market is relatively inexpensive compared to Continental Europe, where investors are eagerly anticipating the start of the euro, Europe's single currency. Even though the U.K. is not adopting the new currency, most companies here will still have to update their accounting systems to reflect the euro because their customers on the Continent will be using it. We suspect that U.K. companies could price their products in both the pound Sterling and the euro, and customers will become much more aware of pricing differences between the U.K. and the rest of the Continent. Some retailers in our portfolio will most likely be negatively impacted, but our manufacturers will probably benefit from the increased competition.
Q. WHICH STOCKS HELPED THE FUND'S PERFORMANCE?
A. One of my largest positions is Vodafone, a leading mobile telephone operator in the U.K. The company's market position is very strong in Continental Europe, where the market for cellular phones is much more developed than the U.S. Another favorite is CRH PLC, an Irish building-materials company that is very profitable. The company should benefit from a major road construction program about to begin in the United States. British Aerospace is benefiting from the consolidation of the defense industry in Europe. Similarly, Glaxo Wellcome and SmithKline Beecham are very strong pharmaceutical companies that have benefited from potential industry consolidation.
Q. WHICH STOCKS DID NOT PERFORM AS WELL AS YOU HAD HOPED?
A. Persimmon, a homebuilder, performed poorly on recession fears. However, we believe that falling interest rates should buoy the stock, which is only selling at seven times earnings. Another poor performer was Shell Transport, which was adversely impacted by plunging oil prices and a large exposure to Asia's economic crisis. Finally, being underweighted in British Telecom for much of the period hurt our relative performance, since that stock performed well.
Q. YOU TOOK OVER THE PORTFOLIO ON AUGUST 1, 1998. HOW IS YOUR STYLE DIFFERENT THAN THE PREVIOUS MANAGER?
A. The previous manager was implementing more of a top-down approach, using his views on the economy to invest in sectors. In contrast, I keep the portfolio's industry weightings quite similar to the benchmark, but try to pick the best stocks within each sector. That's why it's great that our analytical team in London is organized along industry sectors on a pan-European basis. They can compare U.K. companies with Continental companies operating in the same industry. I'm also more likely to emphasize larger companies because they have consistently outperformed small and mid-sized companies as a group. In addition, large company stocks are more liquid and less expensive to trade than smaller companies.
Q. WHAT IS YOUR OUTLOOK?
A. The U.K. stock market is very attractively priced compared to Continental Europe and the United States. Now that interest rates have stopped rising in the U.K., the pound Sterling has probably peaked, and that should help exporters in the portfolio. I expect the economy to slow down and inflation to remain low. Although corporate profits are projected to remain flat in 1999, I believe that U.K. stock prices already reflect modest expectations for corporate performance. I'm confident that many of the companies in the portfolio may indeed beat those expectations.
THE VIEWS EXPRESSED IN THIS REPORT REFLECT THOSE OF THE PORTFOLIO MANAGER ONLY THROUGH THE END OF THE PERIOD OF THE REPORT AS STATED ON THE COVER. THE MANAGER'S VIEWS ARE SUBJECT TO CHANGE AT ANY TIME BASED ON MARKET AND OTHER CONDITIONS.


FUND FACTS
GOAL: long-term growth of capital by investing mainly in equity securities of British issuers
FUND NUMBER: 344
TRADING SYMBOL: FUTYF
START DATE: November 1, 1995
SIZE: as of October 31, 1998, more than
$6 million
MANAGER: Frederic Gautier, since August 1998;
manager, various Fidelity funds through Fidelity
International Limited, since 1995; joined Fidelity in 1994
(checkmark)
UNITED KINGDOM

INVESTMENT CHANGES




GEOGRAPHIC DIVERSIFICATION (% OF FUND'S INVESTMENTS)

AS OF OCTOBER 31, 1998
UNITED STATES 3.1%
IRELAND 3.9%
ROW: 1, COL: 1, VALUE: 3.9
ROW: 1, COL: 2, VALUE: 93.0
ROW: 1, COL: 3, VALUE: 3.1
UNITED KINGDOM 93.0%
AS OF APRIL 30, 1998
UNITED STATES 2.2%
 OTHER 0.5%
ROW: 1, COL: 1, VALUE: 1.0
ROW: 1, COL: 2, VALUE: 97.0
ROW: 1, COL: 3, VALUE: 2.0
UNITED KINGDOM 97.3%
ASSET ALLOCATION

                        % OF FUND'S  % OF FUND'S
                        INVESTMENTS  INVESTMENTS
                                     6 MONTHS AGO

Stocks                   96.9         97.8

Short-term investments   3.1          2.2


TOP TEN STOCKS AS OF OCTOBER 31, 1998

                                                      % OF FUND'S   % OF FUND'S
                                                      INVESTMENTS   INVESTMENTS
                                                                    IN THESE STOCKS
                                                                    6 MONTHS AGO

Glaxo Wellcome PLC                                     5.4           3.5
(Drugs & Pharmaceuticals)

British Petroleum Co. PLC                              4.5           3.1
(Oil & Gas)

SmithKline Beecham PLC (Drugs &                        4.4           2.6
Pharmaceuticals)

Vodafone Group PLC (Cellular)                          4.2           2.9

Lloyds TSB Group PLC (Banks)                           4.1           4.1

HSBC Holdings PLC                                      3.8           2.4
(UK Reg.) (Banks)

British Telecommunications PLC (Telephone Services)    3.3           0.0

Shell Transport & Trading Co. PLC (Reg.) (Oil & Gas)   2.9           3.4

National Westminster Bank PLC (Banks)                  2.8           0.0

Southern Electric PLC                                  2.5           0.0
(Electric Utility)


TOP TEN MARKET SECTORS AS OF OCTOBER 31, 1998

                                               % OF FUND'S   % OF FUND'S
                                               INVESTMENTS   INVESTMENTS
                                                             IN THESE
                                                             MARKET SECTORS
                                                             6 MONTHS AGO

FINANCE                                         24.7          16.8

UTILITIES                                       14.2          8.5

HEALTH                                          11.7          9.0

NONDURABLES                                     10.9          12.1

RETAIL & WHOLESALE                              8.0           7.0

ENERGY                                          7.4           7.8

MEDIA & LEISURE                                 5.9           7.3

CONSTRUCTION & REAL ESTATE                      4.1           6.5

INDUSTRIAL MACHINERY &                          2.1           1.5
 EQUIPMENT

SERVICES                                        1.9           3.8

UNITED KINGDOM

INVESTMENTS OCTOBER 31, 1998

Showing Percentage of Total Value of Investment in Securities



COMMON STOCKS - 96.9%

                                           SHARES               VALUE (NOTE 1)

AEROSPACE & DEFENSE - 1.9%

British Aerospace PLC                       18,100              $ 131,539

BASIC INDUSTRIES - 0.8%

CHEMICALS & PLASTICS - 0.4%

Wardle Storeys PLC                          5,400                28,755

PAPER & FOREST PRODUCTS - 0.4%

Smurfit (Jefferson) Group PLC               16,000               26,479

TOTAL BASIC INDUSTRIES                                           55,234

CONSTRUCTION & REAL ESTATE - 4.1%

BUILDING MATERIALS - 1.8%

CRH PLC                                     8,700                126,743

CONSTRUCTION - 1.6%

Persimmon PLC                               16,690               48,349

Wimpey George PLC                           34,800               65,848

                                                                 114,197

REAL ESTATE - 0.7%

Minerva PLC                                 15,700               46,007

TOTAL CONSTRUCTION & REAL ESTATE                                 286,947

ENERGY - 7.4%

OIL & GAS - 7.4%

British Petroleum Co. PLC                   21,285               313,647

Shell Transport & Trading Co. PLC (Reg.)    32,700               200,232

                                                                 513,879

FINANCE - 24.7%

BANKS - 15.0%

Bank of Ireland, Inc.                       6,300                115,252

Bank of Scotland                            7,400                80,420

HSBC Holdings PLC (Reg.)                    11,669               265,740

Lloyds TSB Group PLC                        23,091               285,161

National Westminster Bank PLC               11,500               194,301

Royal Bank of Scotland Group PLC            7,200                95,487

                                                                 1,036,361

CREDIT & OTHER FINANCE - 0.9%

Cattles Holdings PLC                        6,400                64,944

INSURANCE - 7.8%

Allied Zurich PLC (a)                       5,726                68,076

CGU PLC                                     4,282                67,866

Domestic & General Group PLC                7,900                61,513

Hogg Robinson PLC                           17,200               63,795

Norwich Union PLC                           14,800               105,574

Prudential Corp. PLC                        5,100                66,355

United Assurance Group PLC                  10,600               103,215

                                                                 536,394

SECURITIES INDUSTRY - 1.0%

Man (E D & F) Group PLC                     13,000               71,945

TOTAL FINANCE                                                    1,709,644



                                           SHARES               VALUE (NOTE 1)

HEALTH - 11.7%

DRUGS & PHARMACEUTICALS - 11.0%

Glaxo Wellcome PLC                          11,852              $ 368,788

Seton Scholl Healthcare Group PLC           6,713                84,869

SmithKline Beecham PLC                      23,939               305,142

                                                                 758,799

MEDICAL FACILITIES MANAGEMENT - 0.7%

Westminster Health Care Holdings PLC        11,200               48,574

TOTAL HEALTH                                                     807,373

INDUSTRIAL MACHINERY & EQUIPMENT - 2.1%

ELECTRICAL EQUIPMENT - 1.4%

Siebe PLC                                   23,300               95,589

INDUSTRIAL MACHINERY & EQUIPMENT - 0.7%

FKI PLC                                     22,500               47,472

TOTAL INDUSTRIAL MACHINERY & EQUIPMENT                           143,061

MEDIA & LEISURE - 5.9%

BROADCASTING - 1.3%

Capital Radio PLC                           5,600                47,167

Scottish Media Group PLC                    3,770                41,160

                                                                 88,327

LODGING & GAMING - 2.3%

Ladbroke Group PLC                          28,500               104,395

Millennium & Copthorne Hotels PLC           8,450                51,858

                                                                 156,253

PUBLISHING - 2.3%

Daily Mail & General Trust PLC Class A      2,000                73,578

Pearson PLC                                 5,020                87,590

                                                                 161,168

TOTAL MEDIA & LEISURE                                            405,748

NONDURABLES - 10.9%

BEVERAGES - 5.9%

Cadbury-Schweppes PLC                       8,100                124,106

Diageo PLC                                  14,500               156,608

Scottish & Newcastle PLC                    10,050               122,513

                                                                 403,227

FOODS - 3.7%

Hazlewood Foods PLC                         22,250               57,936

Matthews (Bernard) PLC                      13,100               22,813

Tomkins PLC                                 24,709               114,402

United Biscuits Holdings PLC                15,200               59,813

                                                                 254,964

TOBACCO - 1.3%

British American Tobacco PLC                10,126               91,478

TOTAL NONDURABLES                                                749,669

COMMON STOCKS - CONTINUED

                                           SHARES               VALUE (NOTE 1)

RETAIL & WHOLESALE - 8.0%

APPAREL STORES - 0.4%

JJB Sports PLC Class L                      6,500               $ 24,490

GENERAL MERCHANDISE STORES - 2.6%

Kingfisher PLC                              14,900               130,863

New Look Group PLC (a)                      19,800               47,412

                                                                 178,275

GROCERY STORES - 2.9%

Asda Group PLC                              38,030               102,527

Somerfield PLC                              15,500               100,056

                                                                 202,583

RETAIL & WHOLESALE, MISCELLANEOUS - 2.1%

Boots Co. PLC                               9,900                148,701

TOTAL RETAIL & WHOLESALE                                         554,049

SERVICES - 1.9%

ADVERTISING - 0.8%

Saatchi & Saatchi PLC                       29,500               57,301

SERVICES - 1.1%

Rentokil Initial PLC                        12,100               75,778

TOTAL SERVICES                                                   133,079

TECHNOLOGY - 1.7%

COMPUTER SERVICES & SOFTWARE - 0.7%

Sage Group PLC                              2,300                49,394

COMPUTERS & OFFICE EQUIPMENT - 0.2%

Eurodis Electron PLC                        11,200               13,128

ELECTRONICS - 0.8%

Vitec Group PLC                             6,600                54,374

TOTAL TECHNOLOGY                                                 116,896

TRANSPORTATION - 1.6%

TRUCKING & FREIGHT - 1.6%

Stagecoach Holdings PLC                     29,000               112,660

UTILITIES - 14.2%

CELLULAR - 4.2%

Vodafone Group PLC                          21,685               291,858

ELECTRIC UTILITY - 4.4%

National Grid Group PLC                     19,033               130,351

Southern Electric PLC                       16,900               173,756

                                                                 304,107

GAS - 0.4%

BG PLC                                      4,100                26,878



                                           SHARES               VALUE (NOTE 1)

TELEPHONE SERVICES - 4.2%

British Telecommunications PLC              17,700              $ 230,260

Securicor PLC                               8,000                59,210

                                                                 289,470

WATER - 1.0%

Yorkshire Water PLC                         8,100                69,581

TOTAL UTILITIES                                                  981,894

TOTAL COMMON STOCKS                                             6,701,672
(Cost $6,661,700)





CASH EQUIVALENTS - 3.1%

                                                                                           MATURITY
                                                                                           AMOUNT

Investments in repurchase agreements (U.S. Treasury obligations), in a joint trading
account at 5.39%, dated 10/30/98                                                           $ 41,018                41,000
due 11/2/98

                                                                                           SHARES

Taxable Central Cash Fund (b)                                                             175,643                175,643

TOTAL CASH EQUIVALENTS                                                                                216,643
(Cost $216,643)

TOTAL INVESTMENT IN SECURITIES - 100%                                                             $ 6,918,315
(Cost $6,878,343)


LEGEND
(a) Non-income producing
(b) At period end, the seven-day yield on the Taxable Central Cash Fund was 4.96%. The yield refers to the income earned by investing in the fund over the seven-day period, expressed as an annual percentage. OTHER INFORMATION
Purchases and sales of securities, other than short-term securities, aggregated $14,569,754 and $13,324,274, respectively (see Note 3 of Notes to Financial Statements).
The fund placed a portion of its portfolio transactions with brokerage firms which are affiliates of Fidelity Management & Research Company. The commissions paid to these affiliated firms were $61 for the period (see Note 4 of Notes to Financial Statements).
The fund participated in the bank borrowing program. The maximum loan and average daily balances during the period for which loans were outstanding amounted to $2,444,000 and $961,875, respectively. The weighted average interest rate was 5.8% (see Note 6 of Notes to Financial Statements).
INCOME TAX INFORMATION
At October 31, 1998, the aggregate cost of investment securities for income tax purposes was $6,946,395. Net unrealized depreciation aggregated $28,080, of which $506,233 related to appreciated investment securities and $534,313 related to depreciated investment securities.
The fund hereby designates approximately $563,000 as a capital gain dividend for the purpose of the dividend paid deduction.
UNITED KINGDOM
FINANCIAL STATEMENTS


STATEMENT OF ASSETS AND LIABILITIES
 OCTOBER 31, 1998

ASSETS

INVESTMENT IN                    $ 6,918,315
SECURITIES, AT
VALUE
(INCLUDING
REPURCHASE
AGREEMENTS OF
$41,000)
(COST
$6,878,343)
- SEE
ACCOMPANYIN
G SCHEDULE

RECEIVABLE FOR                    237,498
INVESTMENTS
SOLD

RECEIVABLE FOR                    2,640
FUND SHARES
SOLD

DIVIDENDS                         35,829
RECEIVABLE

INTEREST                          961
RECEIVABLE

 TOTAL ASSETS                     7,195,243

LIABILITIES

PAYABLE TO             $ 2,983
CUSTODIAN
BANK

PAYABLE FOR             226,540
INVESTMENTS
PURCHASED

PAYABLE FOR             2,970
FUND SHARES
REDEEMED

ACCRUED                 2,229
MANAGEMENT
FEE

OTHER PAYABLES          45,087
AND ACCRUED
EXPENSES

 TOTAL LIABILITIES                279,809

NET ASSETS                       $ 6,915,434

NET ASSETS
CONSIST OF:

PAID IN CAPITAL                  $ 6,231,179

UNDISTRIBUTED                     99,432
NET INVESTMENT
INCOME

ACCUMULATED                       544,895
UNDISTRIBUTED
NET REALIZED
GAIN (LOSS) ON
INVESTMENTS
AND FOREIGN
CURRENCY
TRANSACTIONS

NET UNREALIZED                    39,928
APPRECIATION
(DEPRECIATION)
ON
INVESTMENTS
AND ASSETS
AND LIABILITIES
IN
FOREIGN
CURRENCIES

NET ASSETS, FOR                  $ 6,915,434
495,385
SHARES
OUTSTANDING

NET ASSET                         $13.96
VALUE AND
REDEMPTION
PRICE PER
SHARE
($6,915,434
(DIVIDED BY) 495,385
SHARES)

MAXIMUM                           $14.39
OFFERING PRICE
PER SHARE
(100/97.00
OF $13.96)

STATEMENT OF OPERATIONS

 YEAR ENDED OCTOBER 31, 1998

INVESTMENT INCOME                                                             $ 248,955
DIVIDENDS

INTEREST                                                                       23,711

                                                                               272,666

LESS FOREIGN TAXES WITHHELD                                                    (27,460)

 TOTAL INCOME                                                                  245,206

EXPENSES

MANAGEMENT FEE                                                    $ 55,409

TRANSFER AGENT FEES                                                22,574

ACCOUNTING FEES AND EXPENSES                                       60,078

NON-INTERESTED TRUSTEES' COMPENSATION                              27

CUSTODIAN FEES AND EXPENSES                                        69,134

REGISTRATION FEES                                                  14,054

AUDIT                                                              29,365

LEGAL                                                              25

INTEREST                                                           1,231

REPORTS TO SHAREHOLDERS                                            2,228

MISCELLANEOUS                                                      20

 TOTAL EXPENSES BEFORE REDUCTIONS                                  254,145

 EXPENSE REDUCTIONS                                                (103,402)   150,743

NET INVESTMENT INCOME                                                          94,463

REALIZED AND UNREALIZED GAIN (LOSS)
NET REALIZED GAIN (LOSS) ON:

 INVESTMENT SECURITIES                                             575,652

 FOREIGN CURRENCY TRANSACTIONS                                     (800)       574,852

CHANGE IN NET UNREALIZED APPRECIATION (DEPRECIATION) ON:

 INVESTMENT SECURITIES                                             (518,702)

 ASSETS AND LIABILITIES IN                                         (1,295)     (519,997)
 FOREIGN CURRENCIES

NET GAIN (LOSS)                                                                54,855

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS               $ 149,318

OTHER INFORMATION                                                             $ 18,402
SALES CHARGES PAID TO FDC

 SALES CHARGES - RETAINED BY FDC                                              $ 17,652

 EXPENSE REDUCTIONS                                                           $ 103,194
 FMR REIMBURSEMENT

  DIRECTED BROKERAGE ARRANGEMENTS                                              188

  CUSTODIAN CREDITS                                                            20

                                                                              $ 103,402


STATEMENT OF CHANGES IN NET ASSETS
INCREASE (DECREASE) IN   YEAR ENDED    YEAR ENDED
NET ASSETS               OCTOBER 31,   OCTOBER 31,
                         1998          1997

OPERATIONS               $ 94,463      $ 120,593
NET INVESTMENT
INCOME

 NET REALIZED GAIN        574,852       580,520
(LOSS)

 CHANGE IN NET            (519,997)     249,896
UNREALIZED
APPRECIATION
(DEPRECIATION)

 NET INCREASE             149,318       951,009
(DECREASE) IN NET
ASSETS RESULTING
FROM OPERATIONS

DISTRIBUTIONS TO          (115,006)     (35,705)
SHAREHOLDERS
FROM NET INVESTMENT
INCOME

 FROM NET REALIZED        (484,235)     (54,931)
GAIN

 TOTAL DISTRIBUTIONS      (599,241)     (90,636)

SHARE TRANSACTIONS        6,741,898     5,571,480
NET PROCEEDS FROM
SALES OF SHARES

 REINVESTMENT OF          598,563       90,558
DISTRIBUTIONS

 COST OF SHARES           (5,731,991)   (3,481,394)
REDEEMED

 NET INCREASE             1,608,470     2,180,644
(DECREASE) IN NET
ASSETS RESULTING
FROM SHARE
TRANSACTIONS

REDEMPTION FEES           48,025        12,334

  TOTAL INCREASE          1,206,572     3,053,351
(DECREASE) IN NET
ASSETS

NET ASSETS

 BEGINNING OF PERIOD      5,708,862     2,655,511

 END OF PERIOD           $ 6,915,434   $ 5,708,862
(INCLUDING
UNDISTRIBUTED NET
INVESTMENT INCOME
OF $99,432 AND
$115,342,
RESPECTIVELY)

OTHER INFORMATION
SHARES

 SOLD                     455,368       437,185

 ISSUED IN                43,658        7,700
REINVESTMENT OF
DISTRIBUTIONS

 REDEEMED                 (405,257)     (266,573)

 NET INCREASE             93,769        178,312
(DECREASE)


SEE ACCOMPANYING NOTES WHICH ARE AN INTEGRAL PART OF THE FINANCIAL STATEMENTS.


FINANCIAL HIGHLIGHTS
                                     YEARS ENDED
                                     OCTOBER 31,

SELECTED PER-SHARE                   1998          1997      1996 D
DATA

NET ASSET VALUE,                     $ 14.21       $ 11.89   $ 10.00
BEGINNING OF PERIOD

INCOME FROM INVESTMENT
OPERATIONS

 NET INVESTMENT                       .19 C         .31 C     .16
INCOME

 NET REALIZED AND                     .46           2.31      1.75
UNREALIZED GAIN
(LOSS)

 TOTAL FROM INVESTMENT                .65           2.62      1.91
OPERATIONS

LESS DISTRIBUTIONS

 FROM NET INVESTMENT                  (.19)         (.13)     (.04)
INCOME

 FROM NET REALIZED                    (.80)         (.20)     -
GAIN

 TOTAL DISTRIBUTIONS                  (.99)         (.33)     (.04)

REDEMPTION FEES                       .09           .03       .02
ADDED TO PAID IN
CAPITAL

NET ASSET VALUE, END OF              $ 13.96       $ 14.21   $ 11.89
PERIOD

TOTAL RETURN A, B                     5.33%         22.87%    19.38%

RATIOS AND
SUPPLEMENTAL DATA

NET ASSETS, END OF                   $ 6,915       $ 5,709   $ 2,656
PERIOD (000 OMITTED)

RATIO OF EXPENSES TO                  2.02% E       2.00% E   2.00% E
AVERAGE NET ASSETS

RATIO OF EXPENSES TO                  2.01% F       1.99% F   1.97% F
AVERAGE NET ASSETS
AFTER EXPENSE
REDUCTIONS

RATIO OF NET INVESTMENT               1.26%         2.36%     1.62%
INCOME TO AVERAGE
NET ASSETS

PORTFOLIO TURNOVER RATE               191%          96%       50%

A THE TOTAL RETURNS WOULD HAVE
BEEN LOWER HAD CERTAIN
EXPENSES NOT BEEN REDUCED
DURING THE PERIODS SHOWN (SEE
NOTE 7 OF NOTES TO FINANCIAL
STATEMENTS).
B TOTAL RETURNS DO NOT INCLUDE THE
ONE TIME SALES CHARGE.
C NET INVESTMENT INCOME PER
SHARE HAS BEEN CALCULATED
BASED ON AVERAGE SHARES
OUTSTANDING DURING THE PERIOD.
D FOR THE PERIOD NOVEMBER 1,
1995 (COMMENCEMENT OF
OPERATIONS) TO OCTOBER 31,
1996.
E FMR AGREED TO REIMBURSE A
PORTION OF THE FUND'S EXPENSES
DURING THE PERIOD. WITHOUT THIS
REIMBURSEMENT, THE FUND'S
EXPENSE RATIO WOULD HAVE BEEN
HIGHER (SEE NOTE 7 OF NOTES TO
FINANCIAL STATEMENTS).
F FMR OR THE FUND HAS ENTERED
INTO VARYING ARRANGEMENTS WITH
THIRD PARTIES WHO EITHER PAID OR
REDUCED A PORTION OF THE FUND'S
EXPENSES (SEE NOTE 7 OF NOTES
TO FINANCIAL STATEMENTS).

NOTES TO FINANCIAL STATEMENTS
FOR THE PERIOD ENDED OCTOBER 31, 1998


1. SIGNIFICANT ACCOUNTING POLICIES.
Fidelity Canada Fund, Fidelity Emerging Markets Fund, Fidelity Europe Fund, Fidelity Europe Capital Appreciation Fund, Fidelity France Fund, Fidelity Germany Fund, Fidelity Hong Kong and China Fund, Fidelity Japan Fund, Fidelity Japan Small Companies Fund, Fidelity Latin America Fund, Fidelity Nordic Fund, Fidelity Pacific Basin Fund, Fidelity Southeast Asia Fund and Fidelity United Kingdom Fund (the funds) are funds of Fidelity Investment Trust (the trust). The trust is registered under the Investment Company Act of 1940, as amended (the 1940 Act), as an open-end management investment company organized as a Massachusetts business trust. Each fund is authorized to issue an unlimited number of shares. The financial statements have been prepared in conformity with generally accepted accounting principles which require management to make certain estimates and assumptions at the date of the financial statements. The following summarizes the significant accounting policies of the funds:
SECURITY VALUATION. Securities for which quotations are readily available are valued at the last sale price, or if no sale price, at the closing bid price in the principal market in which such securities are normally traded. If trading or events occurring in other markets after the close of the principal market in which securities are traded are expected to materially affect the value of those securities, then they are valued at their fair value taking this trading or these events into account. Fair value is determined in good faith under consistently applied procedures under the general supervision of the Board of Trustees. Securities (including restricted securities) for which quotations are not readily available are valued primarily using dealer-supplied valuations or at their fair value. Short-term securities with remaining maturities of sixty days or less for which quotations are not readily available are valued at amortized cost or original cost plus accrued interest, both of which approximate current value.
FOREIGN CURRENCY TRANSLATION. The accounting records of the funds are maintained in U.S. dollars. Investment securities and other assets and liabilities denominated in a foreign currency are translated into U.S. dollars at the prevailing rates of exchange at period end. Purchases and sales of securities, income receipts and expense payments are translated into U.S. dollars at the prevailing exchange rate on the respective dates of the transactions.
Net realized gains and losses on foreign currency transactions represent net gains and losses from sales and maturities of foreign currency contracts, disposition of foreign currencies, the difference between the amount of net investment income accrued and the U.S. dollar amount actually received, and gains and losses between trade date and settlement on purchases and sales of securities. The effects of changes in foreign currency exchange rates on investments in securities are included with the net realized and unrealized gain or loss on investment securities.
INCOME TAXES. As a qualified regulated investment company under Subchapter M of the Internal Revenue Code, each fund is not subject to U.S. federal income taxes to the extent that it distributes substantially all of its taxable income for its fiscal year. Each fund may be subject to foreign taxes on income and gains on investments which are accrued based upon each fund's understanding of the tax rules and regulations that exist in the markets in which they invest. Each fund accrues such taxes as applicable. The schedules of investments include information regarding income taxes under the caption "Income Tax Information."
INVESTMENT INCOME. Dividend income is recorded on the ex-dividend date, except certain dividends from foreign securities where the ex-dividend date may have passed, are recorded as soon as the funds are informed of the ex-dividend date. Non-cash dividends included in dividend income, if any, are recorded at the fair market value of the securities received. Interest income is accrued as earned. Investment income is recorded net of foreign taxes withheld where recovery of such taxes is uncertain.
EXPENSES. Most expenses of the trust can be directly attributed to a fund. Expenses which cannot be directly attributed are apportioned among the funds in the trust.
DISTRIBUTIONS TO SHAREHOLDERS. Distributions are recorded on the ex-dividend date.
Income and capital gain distributions are determined in accordance with income tax regulations which may differ from generally accepted accounting principles. These differences, which may result in distribution reclassifications, are primarily due to differing treatments for futures transactions, foreign currency transactions, passive foreign investment companies (PFIC), net operating losses, capital loss carryforwards, and losses deferred due to wash sales. Certain funds also utilized earnings and profits distributed to shareholders on redemption of shares as a part of the dividends paid deduction for income tax purposes.
Permanent book and tax basis differences relating to shareholder distributions will result in reclassifications to paid in capital. Undistributed net investment income, distributions in excess of net investment income and accumulated undistributed net realized gain
(loss) on investments and foreign currency transactions may include temporary book and tax basis differences which will reverse in a subsequent period. Any taxable income or gain remaining at fiscal year end is distributed in the following year.
SHORT-TERM TRADING (REDEMPTION) FEES. Shares held in Canada, Emerging Markets, France, Germany, Hong Kong and China, Japan, Japan Small Companies, Latin America, Nordic, Southeast Asia and United Kingdom less than 90 days are subject to a short-term trading fee equal to 1.50% of the proceeds of the redeemed shares.
1. SIGNIFICANT ACCOUNTING POLICIES - CONTINUED
SHORT-TERM TRADING (REDEMPTION) FEES - CONTINUED
Shares held in Europe, Europe Capital Appreciation, and Pacific Basin less than 90 days are subject to a short-term trading fee equal to 1.00% of the proceeds of the redeemed shares. These fees, which are retained by the funds, are accounted for as an addition to paid in capital.
SECURITY TRANSACTIONS. Security transactions are accounted for as of trade date. Gains and losses on securities sold are determined on the basis of identified cost.
2. OPERATING POLICIES.
FOREIGN CURRENCY CONTRACTS. Certain funds use foreign currency contracts to facilitate transactions in foreign-denominated securities. Losses may arise from changes in the value of the foreign currency or if the counterparties do not perform under the contracts' terms. The U.S. dollar value of foreign currency contracts is determined using contractual currency exchange rates established at the time of each trade.
JOINT TRADING ACCOUNT. Pursuant to an Exemptive Order issued by the Securities and Exchange Commission (the SEC), the funds, along with other affiliated entities of Fidelity Management & Research Company
(FMR), may transfer uninvested cash balances into one or more joint trading accounts. These balances are invested in one or more repurchase agreements for U.S. Treasury or Federal Agency obligations. REPURCHASE AGREEMENTS. The underlying U.S. Treasury or Federal Agency securities are transferred to an account of the funds, or to the Joint Trading Account, at a bank custodian. The securities are marked-to-market daily and maintained at a value at least equal to the principal amount of the repurchase agreement (including accrued interest). FMR, the funds' investment adviser, is responsible for determining that the value of the underlying securities remains in accordance with the market value requirements stated above.
TAXABLE CENTRAL CASH FUND. Pursuant to an Exemptive Order issued by the SEC, the funds may invest in the Taxable Central Cash Fund (the Cash Fund) managed by Fidelity Investments Money Management, Inc., an affiliate of FMR. The Cash Fund is an open-end money market fund available only to investment companies and other accounts managed by FMR and its affiliates. The Cash Fund seeks preservation of capital, liquidity, and current income by investing in U.S. Treasury securities and repurchase agreements for these securities. Income distributions from the Cash Fund are declared daily and paid monthly from net interest income. Income distributions earned by the funds are recorded as interest income in the accompanying financial statements.
FUTURES CONTRACTS. Certain funds may use futures contracts to manage its exposure to the stock market and to fluctuations in currency values. Buying futures tends to increase the fund's exposure to the underlying instrument, while selling futures tends to decrease the fund's exposure to the underlying instrument or hedge other fund investments. Losses may arise from changes in the value of the underlying instruments or if the counterparties do not perform under the contracts' terms. Gains (losses) are realized upon the expiration or closing of the futures contracts. Futures contracts are valued at the settlement price established each day by the board of trade or exchange on which they are traded.
RESTRICTED SECURITIES. Certain funds are permitted to invest in securities that are subject to legal or contractual restrictions on resale. These securities generally may be resold in transactions exempt from registration or to the public if the securities are registered. Disposal of these securities may involve time-consuming negotiations and expense, and prompt sale at an acceptable price may be difficult. Information regarding restricted securities is included under the caption "Other Information" at the end of each applicable fund's schedule of investments.
3. PURCHASES AND SALES OF INVESTMENTS.
Information regarding purchases and sales of securities (other than short-term securities), the market value of futures contracts opened and closed, is included under the caption "Other Information" at the end of each applicable fund's schedule of investments.
4. FEES AND OTHER TRANSACTIONS WITH AFFILIATES.
MANAGEMENT FEE. As each fund's investment adviser, FMR receives a monthly basic fee that is calculated on the basis of a group fee rate plus a fixed individual fund fee rate applied to the average net assets of each fund. The group fee rate is the weighted average of a series of rates and is based on the monthly average net assets of all the mutual funds advised by FMR. The rates ranged from .2500% to
 .5200% for the period for the funds. The annual individual fund fee rate is .45% for each fund. In the event that these rates were lower than the contractual rates in effect during the period, FMR voluntarily implemented the above rates, as they resulted in the same or a lower management fee. The basic fee for Canada, Europe, Europe Capital Appreciation, Japan, Pacific Basin, and Southeast Asia is subject to a performance adjustment (up to a maximum of (plus/minus).20% of the fund's average net assets over the performance period) based on each fund's investment performance as compared to the appropriate index over a specified period of time.
4. FEES AND OTHER TRANSACTIONS WITH
AFFILIATES - CONTINUED
MANAGEMENT FEE - CONTINUED
For the period, each fund's management fee was equivalent to the following annual rates expressed as a percentage of average net assets after the performance adjustment, if applicable:
Canada  .30%
Emerging Markets  .74%
Europe  .73%
Europe Capital Appreciation   .72%
France  .73%
Germany  .73%
Hong Kong and China  .74%
Japan  1.01%
Japan Small Companies  .74%
Latin America  .75%
Nordic  .74%
Pacific Basin  1.11%
Southeast Asia  1.16%
United Kingdom  .74%
SUB-ADVISER FEE. FMR, on behalf of the funds, entered into sub-advisory agreements with Fidelity Management & Research (U.K.) Inc., Fidelity Management & Research (Far East) Inc., Fidelity International Investment Advisors (FIIA), and Fidelity Investments Japan Limited (FIJ) (Japan and Japan Small Companies funds only). In addition, FIIA entered into a sub-advisory agreement with its subsidiary, Fidelity International Investment Advisors (U.K.) Limited (FIIA(U.K.)L). Under the sub-advisory arrangements, FMR may receive investment advice and research services and may grant the sub-advisers investment management authority to buy and sell securities. FMR pays its sub-advisers either a portion of its management fee or a fee based on costs incurred for these services. FIIA pays FIIA(U.K.)L a fee based on costs incurred for either service.
SALES LOAD. Fidelity Distributors Corporation (FDC), an affiliate of FMR, is the general distributor of the fund. FDC receives a sales charge of up to 3% for selling shares of each fund. For the period July 1, 1998 to December 31, 1998, FDC voluntarily waived the sales charge on the sale of shares of the Europe Capital Appreciation Fund. Shares of Canada, Europe, and Pacific Basin purchased prior to October 12, 1990, are subject to a 1% deferred sales charge upon redemption. The amounts received and retained by FDC for sales charges and deferred sales charges are shown under the caption "Other Information" on each fund's Statement of Operations.
TRANSFER AGENT FEES. Fidelity Service Company, Inc. (FSC), an affiliate of FMR, is the funds' transfer, dividend disbursing and shareholder servicing agent. FSC receives account fees and asset-based fees that vary according to account size and type of account. FSC pays for typesetting, printing and mailing of all shareholder reports, except proxy statements.
For the period, the transfer agent fees were equivalent to the following annual rates expressed as a percentage of the average net assets:
Canada  .36%
Emerging Markets  .52%
Europe  .23%
Europe Capital Appreciation  .23%
France  .29%
Germany  .30%
Hong Kong and China  .41%
Japan  .32%
Japan Small Companies  .29%
Latin America  .32%
Nordic  .30%
Pacific Basin  .46%
Southeast Asia  .44%
United Kingdom  .30%
ACCOUNTING FEES. FSC maintains each fund's accounting records. The accounting fee is based on the level of average net assets for the month plus out-of-pocket expenses.
BROKERAGE COMMISSIONS. Certain funds placed a portion of their portfolio transactions with brokerage firms which are affiliates of FMR. The commissions paid to these affiliated firms are shown under the caption "Other Information" at the end of each applicable fund's schedule of investments.
5. SECURITY LENDING.
Certain funds loaned securities to brokers who paid the funds negotiated lenders' fees. These fees are included in interest income. Each applicable fund receives U.S. Treasury obligations and/or cash as collateral against the loaned securities, in an amount at least equal to 102% of the market value of the loaned securities at the inception of each loan. This collateral must be maintained at not less than 100% of the market value of the loaned securities during the period of the loan. Information regarding the value of securities loaned and the value of collateral at period end is included under the caption "Other Information" at the end of each applicable fund's schedule of investments.
6. BANK BORROWINGS.
Each fund is permitted to have bank borrowings for temporary or emergency purposes to fund shareholder redemptions. Each fund has established borrowing arrangements with certain banks. Under the most restrictive arrangement, each fund must pledge to the bank securities having a market value in excess of 220% of the total bank borrowings. The interest rate on the borrowings is the bank's base rate, as revised from time to time. Information regarding a fund's participation in the program is included under the caption "Other Information" at the end of each applicable fund's schedule of investments.
7. EXPENSE REDUCTIONS.
FMR voluntarily agreed to reimburse certain funds' operating expenses (excluding interest, taxes, brokerage commissions and extraordinary expenses) above an annual rate of 2.00% of average net assets of each of the applicable funds.
FMR has directed certain portfolio trades to brokers who paid a portion of certain fund's expenses.
In addition, certain funds have entered into arrangements with their custodian and transfer agent whereby credits realized as a result of uninvested cash balances were used to reduce a portion of expenses. For the period, the reductions under these arrangements are shown under the caption "Other Information" on each applicable fund's Statement of Operations.
8. BENEFICIAL INTEREST.
At the end of the period, FMR and its affiliates were record owners of more than 5% of the outstanding shares of the following funds:
   FMR
FUND  % OF OWNERSHIP
France  18
Japan Small Companies  42
United Kingdom  22
At the end of the period, one shareholder was record owner of approximately 13% of the total outstanding shares of the United Kingdom Fund.
9. TRANSACTIONS WITH AFFILIATED COMPANIES.
An affiliated company is a company which the fund has ownership of at least 5% of the voting securities. Information regarding transactions with affiliated companies is included in "Other Information" at the end of each applicable fund's schedule of investments.
10. LITIGATION.
The Latin America Fund is engaged in litigation against the obligor on the inflation adjusted debt of Siderurgica Brasileiras SA, contesting the calculation of the principal adjustment. The probability of success of this litigation cannot be predicted and the amount of recovery cannot be estimated. Any recovery from this litigation would inure to the benefit of the fund. As of period end, the Latin America Fund no longer holds Siderurgica Brasileiras SA debt securities. REPORT OF INDEPENDENT ACCOUNTANTS


To the Trustees of Fidelity Investment Trust and the Shareholders of:
 Fidelity Canada Fund,
 Fidelity Emerging Markets Fund,
 Fidelity Europe Fund,
 Fidelity Europe Capital Appreciation Fund,
 Fidelity France Fund,
 Fidelity Germany Fund,
 Fidelity Hong Kong and China Fund,
 Fidelity Japan Fund,
 Fidelity Japan Small Companies Fund,
 Fidelity Latin America Fund,
 Fidelity Nordic Fund,
 Fidelity Pacific Basin Fund,
 Fidelity Southeast Asia Fund,
 Fidelity United Kingdom Fund:
In our opinion, the accompanying statements of assets and liabilities, including the schedules of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Fidelity Canada Fund, Fidelity Emerging Markets Fund, Fidelity Europe Fund, Fidelity Europe Capital Appreciation Fund, Fidelity France Fund, Fidelity Germany Fund, Fidelity Hong Kong and China Fund, Fidelity Japan Fund, Fidelity Japan Small Companies Fund, Fidelity Latin America Fund, Fidelity Nordic Fund, Fidelity Pacific Basin Fund, Fidelity Southeast Asia Fund and Fidelity United Kingdom Fund (funds of Fidelity Investment Trust) at October 31, 1998, and the results of their operations, the changes in their net assets and the financial highlights for the periods indicated, in conformity with generally accepted accounting principles. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Fidelity Investment Trust's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with generally accepted auditing standards which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at October 31, 1998 by correspondence with the custodian and brokers, provide a reasonable basis for the opinion expressed above.
/s/PricewaterhouseCoopers LLP
PricewaterhouseCoopers LLP
Boston, Massachusetts
December 14, 1998
DISTRIBUTIONS


The Board of Trustees of the following funds voted to pay to shareholders of record at the opening of business on record date, the following distributions derived from capital gains realized from sales of portfolio securities, and dividends derived from net investment income:
      LONG TERM
    SHORT TERM LONG TERM CAPITAL GAIN PERCENTAGES
 PAY DATE RECORD DATE DIVIDENDS CAPITAL GAINS CAPITAL GAINS 28% RATE
20% RATE
Canada 12/8/97 12/5/97 $.05 $1.00 $1.08 31.16% 68.84%
  12/7/98 12/4/98 $.07 - - - -
Europe 12/8/97 12/5/97 $.39 $.35 $2.00 41.89% 58.11%
  12/7/98 12/4/98 $.28 - $2.25 - 100.00%
Europe Capital Appreciation 12/15/97 12/12/97 $.16 $1.54 $.55 50.02%
49.98%
France 12/8/97 12/5/97 $.04 $.56 $.59 60.37% 39.63%
Germany 12/15/97 12/12/97 - $.63 $.62 52.54% 47.46%
Hong Kong and China 12/7/98 12/4/98 $.32 - - - -
Japan 12/7/98 12/4/98 $.03 - - - -
Latin America 12/7/98 12/4/98 $.23 - - - -
Nordic 12/15/97 12/12/97 $.07 $.62 $.56 45.08% 54.92%
Pacific Basin 12/14/98 12/11/98 $.02 - - - -
Southeast Asia 12/7/98 12/4/98 $.02 - - - -
United Kingdom 12/8/97 12/5/97 $.19 $.08 $.72 32.34% 67.66%
  12/7/98 12/4/98 $.14 $.35 $.48 - 100.00%

A percentage of the dividends distributed during the fiscal year for the following funds qualifies for the dividends-received deduction for corporate shareholders.
CANADA               7%

HONG KONG AND CHINA  2%

SOUTHEAST ASIA       1%

A percentage of the dividends distributed during the fiscal year for the following funds were derived from interest on U.S. Government securities which is generally exempt from state income tax.
CANADA                       .24%

EUROPE                       1.02%

EUROPE CAPITAL APPRECIATION  .05%

FRANCE                       .34%

HONG KONG AND CHINA          1.78%

JAPAN                        7.74%

JAPAN SMALL COMPANIES        8.84%

LATIN AMERICA                2.80%

NORDIC                       .36%

PACIFIC BASIN                3.03%

SOUTHEAST ASIA               3.74%

UNITED KINGDOM               1.15%

The amounts per share which represent income derived from sources within, and taxes paid to, foreign countries or possessions of the United States are as follows:
 PAY DATE INCOME  TAXES
Canada 12/8/97 $.113 $.018
Emerging Markets 12/15/97 $.270 $.040
Europe 12/8/97 $.679 $.098
Europe Capital Appreciation 12/15/97 $.248 $.033
France 12/8/97 $.251 $.035
Germany 12/15/97 $.123 $.014
Hong Kong and China 12/8/97 $.050 -
Hong Kong and China 12/31/97 $.010 -
Japan 12/8/97 $.081 $.013
Japan Small Companies 12/15/97 $.016 $.006
Latin America 12/8/97 $.216 $.016
Nordic 12/15/97 $.225 $.034
Pacific Basin 12/15/97 $.224 $.021
Southeast Asia 12/8/97 $.077 $.027
United Kingdom 12/8/97 $.291 $.032
The funds will notify shareholders in January 1999 of amounts for use in preparing 1998 income tax returns.


[This page left intentionally blank.]
INVESTMENT ADVISER
Fidelity Management & Research Company
Boston, MA
INVESTMENT SUB-ADVISERS
Fidelity Management & Research (U.K.) Inc.,
 London, England
Fidelity Management & Research (Far East) Inc.,
 Tokyo, Japan
Fidelity Investments Japan Ltd.
Fidelity International Investment Advisors
Fidelity International Investment Advisors
 (U.K.) Limited
OFFICERS
Edward C. Johnson 3d, PRESIDENT
Robert C. Pozen, SENIOR VICE PRESIDENT
Richard A. Spillane, Jr., VICE PRESIDENT
Allan Liu, VICE PRESIDENT, SOUTHEAST ASIA FUND
Shigeki Makino, VICE PRESIDENT, JAPAN FUND, PACIFIC BASIN FUND
Kevin McCarey, VICE PRESIDENT, EUROPE CAPITAL APPRECIATION FUND Patricia Satterthwaite, VICE PRESIDENT, LATIN AMERICA FUND
David Stewart, VICE PRESIDENT, EMERGING MARKETS FUND
Eric D. Roiter, SECRETARY
Richard A. Silver, TREASURER
John H. Costello, ASSISTANT TREASURER
Leonard M. Rush, ASSISTANT TREASURER
BOARD OF TRUSTEES
Ralph F. Cox *
Phyllis Burke Davis *
Robert M. Gates *
Edward C. Johnson 3d
E. Bradley Jones *
Donald J. Kirk *
Peter S. Lynch
Marvin L. Mann *
William O. McCoy *
Gerald C. McDonough *
Robert C. Pozen
Thomas R. Williams *
ADVISORY BOARD
J. Gary Burkhead
GENERAL DISTRIBUTOR
Fidelity Distributors Corporation
Boston, MA
TRANSFER AND SHAREHOLDER SERVICING AGENT
Fidelity Service Company, Inc.
Boston, MA
* INDEPENDENT TRUSTEES
CUSTODIANS
The Chase Manhattan Bank
New York, NY
EMERGING MARKETS FUND, EUROPE FUND, EUROPE CAPITAL APPRECIATION FUND, JAPAN FUND, PACIFIC BASIN FUND, SOUTHEAST ASIA FUND
Brown Brothers Harriman & Co.
Boston, MA
CANADA FUND, FRANCE FUND, GERMANY FUND, HONG KONG AND CHINA FUND, JAPAN SMALL COMPANIES FUND, LATIN AMERICA FUND, NORDIC FUND, UNITED KINGDOM FUND
FIDELITY'S INTERNATIONAL EQUITY FUNDS
Canada Fund
Diversified International Fund
Emerging Markets Fund
Europe Fund
Europe Capital Appreciation Fund
France Fund
Germany Fund
Hong Kong and China Fund
International Growth and Income Fund
International Value Fund
Japan Fund
Japan Small Companies Fund
Latin America Fund
Nordic Fund
Overseas Fund
Pacific Basin Fund
Southeast Asia Fund
United Kingdom Fund
Worldwide Fund
CORPORATE HEADQUARTERS
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(2_FIDELITY_LOGOS)FIDELITY'S
BROADLY DIVERSIFIED INTERNATIONAL EQUITY
FUNDS
Fidelity International Growth & Income Fund
Fidelity Diversified International Fund
Fidelity International Value Fund
Fidelity Overseas Fund
Fidelity Worldwide Fund

ANNUAL REPORT
FOR THE YEAR ENDING
OCTOBER 31, 1998
AND
PROSPECTUS
DATED DECEMBER 30, 1998
CONTENTS



MARKET RECAP                        A-3   A REVIEW OF WHAT HAPPENED IN WORLD MARKETS
                                          DURING THE LAST 12 MONTHS.

INTERNATIONAL GROWTH & INCOME FUND  A-4   PERFORMANCE
                                    A-5   FUND TALK: THE MANAGER'S OVERVIEW
                                    A-7   INVESTMENT CHANGES
                                    A-8   INVESTMENTS
                                    A-12  FINANCIAL STATEMENTS

DIVERSIFIED INTERNATIONAL FUND      A-14  PERFORMANCE
                                    A-15  FUND TALK: THE MANAGER'S OVERVIEW
                                    A-17  INVESTMENT CHANGES
                                    A-18  INVESTMENTS
                                    A-25  FINANCIAL STATEMENTS

INTERNATIONAL VALUE FUND            A-27  PERFORMANCE
                                    A-28  FUND TALK: THE MANAGER'S OVERVIEW
                                    A-30  INVESTMENT CHANGES
                                    A-31  INVESTMENTS
                                    A-34  FINANCIAL STATEMENTS

OVERSEAS FUND                       A-36  PERFORMANCE
                                    A-37  FUND TALK: THE MANAGER'S OVERVIEW
                                    A-39  INVESTMENT CHANGES
                                    A-40  INVESTMENTS
                                    A-45  FINANCIAL STATEMENTS

WORLDWIDE FUND                      A-47  PERFORMANCE
                                    A-48  FUND TALK: THE MANAGER'S OVERVIEW
                                    A-50  INVESTMENT CHANGES
                                    A-51  INVESTMENTS
                                    A-54  FINANCIAL STATEMENTS

NOTES TO FINANCIAL STATEMENTS       A-56  NOTES TO THE FINANCIAL STATEMENTS

REPORT OF INDEPENDENT ACCOUNTANTS   A-59  THE AUDITORS' OPINION

DISTRIBUTIONS                       A-60

FIDELITY'S BROADLY DIVERSIFIED      P-1
INTERNATIONAL EQUITY
FUNDS PROSPECTUS


To reduce expenses and demonstrate respect for our environment, we have initiated a project through which we will begin eliminating duplicate copies of most financial reports and prospectuses to most households, even if they have more than one account in the fund. If additional copies of financial reports, prospectuses or historical account information are needed, please call 1-800-544-6666.
THIS REPORT AND THE FINANCIAL STATEMENTS CONTAINED HEREIN ARE SUBMITTED FOR THE GENERAL INFORMATION OF THE SHAREHOLDERS OF THE FUNDS. THIS REPORT IS NOT AUTHORIZED FOR DISTRIBUTION TO PROSPECTIVE INVESTORS IN THE FUNDS UNLESS PRECEDED OR ACCOMPANIED BY AN EFFECTIVE PROSPECTUS.
MUTUAL FUND SHARES ARE NOT DEPOSITS OR OBLIGATIONS OF, OR GUARANTEED BY, ANY DEPOSITORY INSTITUTION. SHARES ARE NOT INSURED BY THE FDIC, FEDERAL RESERVE BOARD OR ANY OTHER AGENCY, AND ARE SUBJECT TO INVESTMENT RISKS, INCLUDING POSSIBLE LOSS OF PRINCIPAL AMOUNT INVESTED.
NEITHER THE FUNDS NOR FIDELITY DISTRIBUTORS CORPORATION IS A BANK. FOR MORE INFORMATION ON ANY FIDELITY FUND, INCLUDING CHARGES AND EXPENSES, CALL 1-800-544-8888 FOR A FREE PROSPECTUS. READ IT CAREFULLY BEFORE YOU INVEST OR SEND MONEY.
MARKET RECAP


The specter of a slowing world economy cast dark shadows across many global markets during the 12-month period ending October 31, 1998. With Asia continuing its tailspin, emerging markets in crisis, and even the U.S. and Europe approaching bear-market levels, the economic forecast by summer's end was anything but bright. Fortunately, thanks in part to the intervention of international economic organizations, most global markets weathered the storm and were on their way to recovery by period's end.
EUROPE: Until late July, European stock markets benefited from expectations of strong corporate profit growth, improved economic prospects and strong inflows into mutual funds. Between late July and early October, however, investors' earlier optimism was scuttled by concerns that profits would not be as strong as expected due to recession in Japan and elsewhere in Asia. Another huge shove toward a pessimistic outlook occurred when Russia devalued the ruble in August and defaulted on loans. This set off a crisis of confidence in emerging markets, leading investors to seek safer havens in conservative and liquid investments over equities. The European markets suffered a steep decline, but, along with the U.S. market, began to recover in October when the U.S. Federal Reserve Board cut interest rates for a second time. For the 12-month period, the Morgan Stanley Europe Index returned 23.39%. On January 1, 1999, 11 countries of the European Monetary Union will officially adopt the euro as their currency.
EMERGING MARKETS: The world's emerging markets suffered considerably throughout the 12-month period ending October 31, 1998. Russia's political, economic and currency woes had worldwide implications. Latin American markets were rocked by developments such as credit rating downgrades in Brazil and Venezuela. For the period, the MSCI Emerging Markets Latin American Free Index returned -28.00%. Malaysia's corporate loan defaults, along with bank closings and economic woes in Indonesia, contributed to the Asian emerging-markets decline. The MSCI Far East ex-Japan Free Index fell -23.05% during the 12-month period.
JAPAN AND THE FAR EAST: The Japanese economy continued to sink lower, amid unfulfilled promises by the government to help the ailing banking sector. The banking system's problems, specifically bad debt and an increasing credit crunch, were particularly hard on the small-cap market, spurring investors' flight to large, globally competitive companies. Even the formerly strong export companies found it harder to operate profitably toward the end of the period, as the yen, which had fallen for the first 10 months of the period, suddenly surged upward against the U.S. dollar in September and October. The Tokyo Stock Exchange Index, a gauge of the Japanese market, was down -15.42% for the 12 months. In Hong Kong, the government purchased $15 billion in securities in an attempt to temper market volatility. Late in the period, the Hong Kong market rebounded on speculation of a decline in interest rates. For the period, the Hang Seng Index returned -1.56%.
U.S. AND CANADA: The U.S. equity markets fluctuated wildly against a backdrop of worldwide economic and financial unrest. After closing above 9000 for the first time in April and reaching a record high in July, the Dow Jones Industrial Average saw all its returns for the year erased on the last day of August as the U.S. equity market suffered one of its worst one-day performances ever. Despite the equity market's tumultuous behavior, the U.S. economy remained strong and steady thanks to low inflation, strong employment and low interest rates. In fact, toward the end of the period, the Federal Reserve Board cut key interest rates twice, resulting in a sharp rebound in the stock market during October. For the 12-month period, the Standard & Poor's 500 Index returned 21.99%. The Canadian stock market was not as fortunate. Natural resource companies that make up a significant proportion of the Canadian economy were hard hit by the global economic slowdown triggered by the Asian financial crisis that started in 1997. When the problems in Russia were added to the situation, the Canadian market and the Canadian dollar fell sharply. For the 12 months that ended October 31, 1998, the Toronto Stock Exchange (TSE) 300 returned -15.82%.
BONDS: In a see-saw battle that saw bonds rise as world equity markets struggled to get off the ground, then head back to earth as stocks began to regain their lofty levels, bonds and stocks ultimately ended up with nearly level performance in some instances. For the period, the Lehman Brothers Long Term Government Index return of 16.04% nearly rivaled the 17.45% gain of the equity benchmark Dow Jones Industrials Average. U.S. Treasuries were by far the best-performing bonds, and the safe haven of choice by investors around the world. In contrast, the JP Morgan Emerging Markets Bond Index returned -6.20%. The Salomon Brothers Non-U.S. World Government Bond Index returned 12.80%.

 Standard & Poor's 500 Index(registered trademark) Morgan Stanley
Capital International Europe, Australasia, Far East Index
 * YEAR TO DATE THROUGH OCTOBER 31, 1998.
Row: 1, Col: 1, Value: nil
Row: 1, Col: 2, Value: nil
Row: 2, Col: 1, Value: 6.1
Row: 2, Col: 2, Value: 7.38
Row: 3, Col: 1, Value: 31.57
Row: 3, Col: 2, Value: 56.16
Row: 4, Col: 1, Value: 18.56
Row: 4, Col: 2, Value: 69.44
Row: 5, Col: 1, Value: 5.1
Row: 5, Col: 2, Value: 24.63
Row: 6, Col: 1, Value: 16.61
Row: 6, Col: 2, Value: 28.27
Row: 7, Col: 1, Value: 31.69
Row: 7, Col: 2, Value: 10.53
Row: 8, Col: 1, Value: -3.1
Row: 8, Col: 2, Value: -23.45
Row: 9, Col: 1, Value: 30.47
Row: 9, Col: 2, Value: 12.13
Row: 10, Col: 1, Value: 7.62
Row: 10, Col: 2, Value: -12.17
Row: 11, Col: 1, Value: 10.08
Row: 11, Col: 2, Value: 32.56
Row: 12, Col: 1, Value: 1.32
Row: 12, Col: 2, Value: 7.78
Row: 13, Col: 1, Value: 37.58
Row: 13, Col: 2, Value: 11.21
Row: 14, Col: 1, Value: 22.96
Row: 14, Col: 2, Value: 6.05
Row: 15, Col: 1, Value: 32.11
Row: 15, Col: 2, Value: 4.82
Row: 16, Col: 1, Value: 14.63
Row: 16, Col: 2, Value: 10.02
%

INTERNATIONAL GROWTH & INCOME
PERFORMANCE: THE BOTTOM LINE


There are several ways to evaluate a fund's historical performance. You can look at the total percentage change in value, the average annual percentage change or the growth of a hypothetical $10,000 investment. Total return reflects the change in the value of an investment, assuming reinvestment of the fund's dividend income and capital gains (the profits earned upon the sale of securities that have grown in value). If Fidelity had not reimbursed certain fund expenses, the past 10 year total returns would have been lower. CUMULATIVE TOTAL RETURNS
PERIODS ENDED                       PAST 1  PAST 5  PAST 10
OCTOBER 31, 1994                    YEAR    YEARS   YEARS

FIDELITY INTL GROWTH & INCOME       0.55%   35.23%  117.85%

MSCI EAFE                           9.89%   39.58%  67.89%

JP Morgan Global Govt Bond          12.70%  46.86%  137.51%

International Funds Average         4.07%   41.60%  133.99%

CUMULATIVE TOTAL RETURNS show the fund's performance in percentage terms over a set period - in this case, one year, five years or 10 years. For example, if you had invested $1,000 in a fund that had a 5% return over the past year, the value of your investment would be $1,050. You can compare the fund's returns to the performance of the Morgan Stanley Capital International (MSCI) Europe, Australasia, Far East (EAFE) Index - a market capitalization weighted, unmanaged index of over 1,000 foreign stocks. You can also compare the fund's performance to the J.P. Morgan Global Government Bond Index - a broad measure of bond performance in developed countries including the United States. To measure how the fund's performance stacked up against its peers, you can compare it to the international funds average, which reflects the performance of mutual funds with similar objectives tracked by Lipper Analytical Services, Inc. The past one year average represents a peer group of 489 mutual funds. These benchmarks include reinvested dividends and capital gains, if any, and exclude the effect of sales charges.
AVERAGE ANNUAL TOTAL RETURNS
PERIODS ENDED                  PAST 1  PAST 5  PAST 10
OCTOBER 31, 1994               YEAR    YEARS   YEARS

FIDELITY INTL GROWTH & INCOME  0.55%   6.22%   8.10%

MSCI EAFE                      9.89%   6.90%   5.32%

JP Morgan Global Govt Bond     12.70%  7.99%   9.04%

International Funds Average    4.07%   7.02%   8.53%

AVERAGE ANNUAL TOTAL RETURNS take the fund's cumulative return and show you what would have happened if the fund had performed at a constant rate each year.
$10,000 OVER 10 YEARS
             Int'l Growth & Income       MS EAFE Index (Net)
JP Global Govt Bond Index
             00305                       MS001
JP002
  1988/10/31      10000.00                    10000.00
   10000.00
  1988/11/30      10177.82                    10595.66
   10088.43
  1988/12/31      10155.04                    10654.74
   10027.70
  1989/01/31      10344.53                    10842.20
    9928.47
  1989/02/28      10378.98                    10897.93
    9912.14
  1989/03/31      10378.98                    10684.05
    9828.19
  1989/04/30      10637.38                    10783.14
    9990.07
  1989/05/31      10335.92                    10196.50
    9882.06
  1989/06/30      10370.37                    10024.86
   10106.77
  1989/07/31      11352.28                    11283.71
   10509.22
  1989/08/31      11197.24                    10776.24
   10198.26
  1989/09/30      11645.13                    11267.11
   10359.56
  1989/10/31      11085.27                    10814.43
   10492.79
  1989/11/30      11498.71                    11358.07
   10586.19
  1989/12/31      12096.80                    11777.15
   10709.77
  1990/01/31      11887.63                    11338.94
   10550.00
  1990/02/28      11469.30                    10547.54
   10436.06
  1990/03/31      11460.58                     9448.74
   10371.98
  1990/04/30      11434.44                     9373.75
   10331.39
  1990/05/31      12175.23                    10443.31
   10661.73
  1990/06/30      12558.71                    10351.33
   10854.65
  1990/07/31      13142.63                    10497.13
   11173.53
  1990/08/31      12018.36                     9477.77
   11086.43
  1990/09/30      10859.23                     8156.91
   11190.14
  1990/10/31      11948.64                     9427.91
   11632.32
  1990/11/30      11678.46                     8871.78
   11837.07
  1990/12/31      11706.35                     9015.50
   11968.77
  1991/01/31      12120.57                     9307.10
   12240.28
  1991/02/28      12804.94                    10304.81
   12252.22
  1991/03/31      12345.69                     9686.19
   11846.24
  1991/04/30      12534.80                     9781.31
   12012.70
  1991/05/31      12516.79                     9883.37
   12023.02
  1991/06/30      11913.46                     9157.13
   11862.48
  1991/07/31      12327.68                     9607.04
   12113.27
  1991/08/31      12282.66                     9411.94
   12365.01
  1991/09/30      12678.88                     9942.39
   12815.87
  1991/10/31      12597.83                    10083.33
   12942.51
  1991/11/30      12246.64                     9612.59
   13153.28
  1991/12/31      12647.28                    10109.02
   13817.97
  1992/01/31      12629.05                     9893.09
   13547.32
  1992/02/29      12647.28                     9539.00
   13507.88
  1992/03/31      12236.95                     8909.27
   13383.15
  1992/04/30      12774.94                     8951.62
   13494.51
  1992/05/31      13349.41                     9550.80
   13877.76
  1992/06/30      13221.75                     9097.78
   14256.23
  1992/07/31      12793.18                     8864.94
   14570.34
  1992/08/31      13021.14                     9420.96
   14957.98
  1992/09/30      12802.30                     9234.92
   14943.46
  1992/10/31      12118.41                     8750.51
   14570.24
  1992/11/30      12091.06                     8832.85
   14311.91
  1992/12/31      12224.75                     8878.54
   14447.14
  1993/01/31      12336.82                     8877.45
   14692.10
  1993/02/28      12673.02                     9145.61
   14928.85
  1993/03/31      13616.26                     9942.79
   15158.25
  1993/04/30      14372.72                    10886.39
   15434.25
  1993/05/31      14708.92                    11116.30
   15537.20
  1993/06/30      14512.80                    10942.87
   15545.22
  1993/07/31      14998.43                    11325.92
   15551.52
  1993/08/31      15782.91                    11937.33
   16011.84
  1993/09/30      15680.18                    11668.63
   16181.17
  1993/10/31      16109.77                    12028.23
   16172.86
  1993/11/30      15558.77                    10976.83
   16054.82
  1993/12/31      16513.19                    11769.44
   16219.27
  1994/01/31      17377.86                    12764.49
   16372.27
  1994/02/28      17067.71                    12729.14
   16192.44
  1994/03/31      16156.05                    12180.88
   16118.23
  1994/04/30      16372.22                    12697.70
   16105.34
  1994/05/31      16672.97                    12624.80
   15972.21
  1994/06/30      16268.83                    12803.21
   16161.88
  1994/07/31      16541.39                    12926.34
   16314.01
  1994/08/31      16701.16                    13232.37
   16272.08
  1994/09/30      16315.82                    12815.61
   16352.50
  1994/10/31      16485.00                    13242.37
   16597.08
  1994/11/30      15977.48                    12605.94
   16388.22
  1994/12/31      16039.05                    12684.87
   16426.32
  1995/01/31      15495.68                    12197.58
   16758.57
  1995/02/28      15602.41                    12162.57
   17190.72
  1995/03/31      16495.09                    12921.17
   18065.13
  1995/04/30      16795.88                    13407.11
   18353.17
  1995/05/31      16582.41                    13247.29
   18865.15
  1995/06/30      16621.22                    13014.98
   18983.00
  1995/07/31      17601.23                    13825.24
   19073.06
  1995/08/31      17397.46                    13297.86
   18542.93
  1995/09/30      17523.60                    13557.57
   18960.75
  1995/10/31      17300.43                    13193.14
   19145.93
  1995/11/30      17562.42                    13560.22
   19359.37
  1995/12/31      18001.00                    14106.57
   19599.08
  1996/01/31      18051.14                    14164.48
   19397.96
  1996/02/29      18011.03                    14212.36
   19284.88
  1996/03/31      18311.88                    14514.18
   19255.18
  1996/04/30      18773.19                    14936.15
   19183.94
  1996/05/31      18793.25                    14661.30
   19203.51
  1996/06/30      18923.62                    14743.82
   19371.41
  1996/07/31      18482.37                    14312.89
   19727.92
  1996/08/31      18713.02                    14344.25
   19810.05
  1996/09/30      19164.30                    14725.32
   19919.21
  1996/10/31      19144.24                    14574.64
   20314.39
  1996/11/30      20096.94                    15154.54
   20604.24
  1996/12/31      20284.80                    14959.59
   20469.49
  1997/01/31      20129.16                    14439.00
   19949.19
  1997/02/28      20367.80                    14678.68
   19811.29
  1997/03/31      20367.80                    14734.46
   19660.59
  1997/04/30      20388.55                    14815.50
   19549.90
  1997/05/31      21405.39                    15782.51
   20011.27
  1997/06/30      22349.59                    16655.28
   20238.75
  1997/07/31      22920.26                    16927.10
   20164.36
  1997/08/31      21540.27                    15665.19
   20139.53
  1997/09/30      22920.26                    16545.10
   20586.67
  1997/10/31      21664.78                    15277.58
   21023.02
  1997/11/30      21581.78                    15124.81
   20770.70
  1997/12/31      21729.56                    15259.57
   20747.97
  1998/01/31      21928.11                    15960.29
   20956.36
  1998/02/28      23130.40                    16987.33
   21111.74
  1998/03/31      24365.79                    17513.60
   20953.11
  1998/04/30      24972.45                    17655.11
   21275.05
  1998/05/31      24917.30                    17572.66
   21366.92
  1998/06/30      24840.09                    17708.85
   21425.94
  1998/07/31      25303.36                    17891.60
   21484.48
  1998/08/31      20692.72                    15678.23
   22078.03
  1998/09/30      20516.24                    15200.99
   23230.83
  1998/10/30      21784.71                    16789.03
   23751.22
IMATRL PRASUN   SHR__CHT 19981031 19981123 163931 R00000000000123
$10,000 OVER 10 YEARS: Let's say hypothetically that $10,000 was invested in Fidelity International Growth & Income Fund on October 31, 1988. As the chart shows, by October 31, 1998, the value of the investment would have grown to $21,785 - a 117.85% increase on the initial investment. For comparison, look at how both the Morgan Stanley Capital International EAFE Index and the J.P. Morgan Global Government Bond Index did over the same period. With dividends and capital gains, if any, reinvested in each, the same $10,000 would have grown to $16,789 - a 67.89% increase and $23,751 - a 137.51% increase, respectively.

UNDERSTANDING PERFORMANCE
Many markets around the globe offer the
potential for significant growth over time;
however, investing in foreign markets means assuming greater risks than investing in the United States. Factors like changes in a country's financial markets, its local political and economic climate, and the fluctuating value of its currency create these risks. For these reasons an international fund's performance may be more volatile than a fund that invests exclusively in the United States. Past performance is no guarantee of future results and you may have a gain or loss when you sell your shares.
(checkmark)
INTERNATIONAL GROWTH & INCOME
FUND TALK: THE MANAGER'S OVERVIEW



An interview with Bill Bower, Portfolio Manager of
Fidelity International Growth & Income Fund
Q. BILL, HOW DID THE FUND PERFORM?
A. For the 12 months that ended October 31, 1998, the fund posted a total return of 0.55%. In comparison, the international funds average, as tracked by Lipper Analytical Services, was up 4.07% over the same period. The fund also compares its performance against the Morgan Stanley Capital International Europe, Australasia, Far East (EAFE) Index, which was up 9.89% over the 12-month period.
Q. WHY DID THE FUND UNDERPERFORM ITS PEER GROUP?
A. In the last report, I discussed the changes the fund's Board of Trustees made to the fund's investment strategy, which states that as of July 1, 1998, the fund can invest a majority of its assets in equity securities, with a focus on stocks that pay current dividends and show the potential for capital appreciation. Prior to July 1, the fund was required to invest at least 25% of its assets in debt securities. This previous investment requirement hurt performance because bonds significantly underperformed equities prior to that date. Relative to the Lipper funds average, the fund's performance would have more closely matched the return of the peer group had the fund been more heavily invested in equities during the entire period.
Q. WHAT ABOUT THE FUND'S PERFORMANCE RELATIVE TO THE INDEX?
A. My answer will focus on the last four months when International Growth & Income Fund changed its investment objectives. Underperformance by the fund was driven by stock and industry selection in Europe and emerging markets. In Europe, the fund's moderate overweighted position in financials proved to be untimely as credit quality and currency volatility weakened the near-term earnings outlook. Also in Europe, stock selection in the telecommunications industry - more specifically, being underweighted in the defensive incumbents and overweighted in the faster-growing but more volatile start-ups, hurt relative performance. Overall, stock selection in Europe detracted approximately 2.00% from total return. Emerging-market performance was largely the result of Brazil and, specifically, telecommunications company Telebras. Emerging-market stock performance detracted close to 1.00% from the fund's return. On a brighter note, positive relative performance was generated in Japan due to both positive stock and industry selection.
Q. SINCE TAKING OVER THE FUND IN MAY, YOU MADE SOME SIGNIFICANT CHANGES TO THE PORTFOLIO'S HOLDINGS. WHAT WAS YOUR RATIONALE FOR THESE CHANGES?
A. The major themes were to diversify industry allocations to get the fund closer to the index weightings, spread out the concentration of certain sectors and re-focus the fund more in line with our research expertise. Another major influence driving the shift of holdings was the change to the fund's investment objectives. After selling the fund's bond holdings, it was necessary to put this money to work in a number of new stocks. Many of these purchases are now top holdings for the fund.
Q. YOU'VE TALKED ABOUT A NUMBER OF AREAS THAT HURT THE FUND. WERE THERE ANY BRIGHT SPOTS?
A. The Dutch publishing company VNU was the top performer for the fund. VNU publishes a wide range of professional journals, magazines and consumer marketing information. VNU stock performed well due to its solid and stable earnings outlook. Another holding that did well in the third quarter was French pharmaceutical company Sanofi. Investors started to appreciate Sanofi's strong pipeline, sales and earnings prospects. British Telecom was a top holding for the fund that turned in stable performance during this volatile period. While each of these stocks generally outperformed their respective industry group, the common theme was that they were in defensive sectors.
Q. WHAT STOCKS DETRACTED FROM PERFORMANCE?
A. Alcatel was the worst laggard for the fund as its stock price fell almost 45% in one day when it released its second-quarter earnings. Several weeks prior to the earnings report, the company released sales numbers that were in line with expectations. However, it later released segment profits that turned unexpectedly negative, and the company missed its earnings estimates for the second quarter. In response to Alcatel's unpleasant surprise, the market punished the stock. Telebras was the second-biggest detractor to fund performance; it was caught up in the widespread decline of Brazilian stocks due in part to concerns about the country's currency. Despite the stock's severe decline during the period, from about $135 to $76 at the market's close on October 30, I still believed the company's fundamental business outlook to be solid.
Q. WHAT ROLE DOES THE EAFE INDEX PLAY WHEN MANAGING THE FUND?
A. The EAFE is one of the equity benchmarks that the fund is compared against. While the EAFE is a very important guideline for the fund, the fund is constructed on a stock-by-stock basis. Stocks are chosen on individual merit and relative industry fundamentals; Fidelity's global research team generates virtually all of the fund's stock picks. Industry selection relative to EAFE is a function of medium and long term business fundamentals of those companies. Given the more conservative nature of the fund, aggressive industry bets are unlikely. For example, let's say health care stocks are 10% of the index; it would be highly unlikely for the fund to have more than15% or less than 5% of total assets in health care stocks. Country selection relative to EAFE is generally a function of stock and industry selection.
Q. WHAT DO YOU SEE HAPPENING IN THE MARKETS OVER THE NEXT FEW MONTHS,
BILL?
A. In the long run, the equity markets will be driven by earnings and real interest rates. I cannot predict the latter so I continue to focus on company earnings and industry fundamentals. In the mid- to long-term, I continue to believe that European stocks will benefit from restructuring, deregulation and industry consolidation. The situation is similar in Japan, however, I expect the rate of change to be slower and the gap between the winners and losers to remain large. While slower earnings growth and the continuation of market volatility is a concern near term, my objective is not to predict the short-term direction of the overall markets. The fund will continue to be fully invested in stocks and industries with solid long-term prospects.
THE VIEWS EXPRESSED IN THIS REPORT REFLECT THOSE OF THE PORTFOLIO MANAGER ONLY THROUGH THE END OF THE PERIOD OF THE REPORT AS STATED ON THE COVER. THE MANAGER'S VIEWS ARE SUBJECT TO CHANGE AT ANY TIME BASED ON MARKET AND OTHER CONDITIONS.

BILL BOWER COMPARES FIDELITY INTERNATIONAL
GROWTH & INCOME FUND'S INVESTMENT STRATEGY
TO OTHER FIDELITY INTERNATIONAL FUNDS:
"Since taking over the fund in May, Fidelity's investment management team and I have focused on a strategy to more clearly distinguish and position Fidelity's range of international funds, namely Fidelity International Growth & Income Fund, Fidelity Overseas Fund, Fidelity
International Value Fund and Fidelity Europe Capital Appreciation Fund. Normally, there is some overlap of these funds; therefore, we want to clearly pinpoint our investment objectives and styles for shareholders of these funds. International Growth & Income has steered toward a more conservative road in its approach to international investing in comparison to the other three funds. We've accomplished this more conservative approach by making the following adjustments: We have limited the fund's emerging-market exposure to 5% of total assets - it is currently about 3% - and I will strive to match the dividend yield of the EAFE index. Additionally, the fund will tend to own more blue-chip stocks, such as British Petroleum, Nestle and SmithKline Beecham, for example. I also will follow a more diversified strategy with less industry concentration compared with the other three funds. If we were to place each of these funds on a chart, International Growth & Income would be considered the least aggressive of the four funds, followed by Overseas Fund, which will take a more middle-of-the-road investment approach, and finally, International Value and Europe Capital Appreciation, which will pursue more aggressive growth strategies."

FUND FACTS
GOAL: growth of capital and current income by investing mainly in foreign stocks
FUND NUMBER: 305
TRADING SYMBOL: FIGRX
START DATE: December 31, 1986
SIZE: as of October 31, 1998,
more than $817 million
MANAGER: Bill Bower, since May 1998; manager,
Fidelity Select Construction & Housing Portfolio,
1994-1996; international equity analyst,
1996-1998; joined Fidelity in 1994
(checkmark)
INTERNATIONAL GROWTH & INCOME

INVESTMENT CHANGES




GEOGRAPHIC DIVERSIFICATION (% OF FUND'S INVESTMENTS)

AS OF OCTOBER 31, 1998
FINLAND 2.9%
UNITED STATES 10.2%
ROW: 1, COL: 1, VALUE: 2.9
ROW: 1, COL: 2, VALUE: 13.7
ROW: 1, COL: 3, VALUE: 8.4
ROW: 1, COL: 4, VALUE: 13.2
ROW: 1, COL: 5, VALUE: 7.7
ROW: 1, COL: 6, VALUE: 17.1
ROW: 1, COL: 7, VALUE: 3.0
ROW: 1, COL: 8, VALUE: 6.5
ROW: 1, COL: 9, VALUE: 17.3
ROW: 1, COL: 10, VALUE: 10.2
FRANCE 13.7%
UNITED KINGDOM 17.3%
GERMANY 8.4%
SWITZERLAND 6.5%
JAPAN 13.2%
SPAIN 3.0%
NETHERLANDS 7.7%
OTHER 17.1%
AS OF APRIL 30, 1998
UNITED STATES 10.8%
FRANCE 10.4%
ROW: 1, COL: 1, VALUE: 10.4
ROW: 1, COL: 2, VALUE: 9.6
ROW: 1, COL: 3, VALUE: 5.4
ROW: 1, COL: 4, VALUE: 11.8
ROW: 1, COL: 5, VALUE: 4.3
ROW: 1, COL: 6, VALUE: 20.7
ROW: 1, COL: 7, VALUE: 3.2
ROW: 1, COL: 8, VALUE: 5.1
ROW: 1, COL: 9, VALUE: 18.7
ROW: 1, COL: 10, VALUE: 10.8
GERMANY 9.6%
UNITED KINGDOM 18.7%
ITALY 5.4%
SWEDEN 5.1%
JAPAN 11.8%
SPAIN 3.2%
NETHERLANDS 4.3%
OTHER 20.7%
ASSET ALLOCATION

                        % OF FUND'S  % OF FUND'S
                        INVESTMENTS  INVESTMENTS
                                     6 MONTHS AGO

Stocks and closed-end   91.9         71.3
investment companies

Bonds                   0.8          5.3

Government obligations  0.0          16.7

Short-term investments  7.3          6.7



TOP TEN STOCKS AS OF OCTOBER 31, 1998

                                                     % OF FUND'S   % OF FUND'S
                                                     INVESTMENTS   INVESTMENTS
                                                                   IN THESE STOCKS
                                                                   6 MONTHS AGO

British Petroleum Co. PLC                             1.9          0.0
(United Kingdom, Oil & Gas)

Telefonica de Espana SA                               1.7          1.1
(Spain, Telephone Services)

Nestle SA (Reg.)                                      1.7          0.5
(Switzerland, Foods)

Novartis AG (Reg.)                                    1.7          0.0
(Switzerland, Drugs &
 Pharmaceuticals)

Elf Aquitaine                                         1.4          1.3
(France, Oil & Gas)

Glaxo Wellcome PLC                                    1.4          0.0
(United Kingdom, Drugs &
 Pharmaceuticals)

OY Nokia AB sponsored ADR (Finland, Communications    1.4          0.0
 Equipment)

Telebras sponsored ADR                                1.4          0.0
(Brazil, Telephone Services)

Total SA sponsored ADR                                1.2          0.5
(France, Oil & Gas)

SmithKline Beecham PLC                                1.2          0.0
(United Kingdom, Drugs &
 Pharmaceuticals)


TOP TEN MARKET SECTORS AS OF OCTOBER 31, 1998

                                               % OF FUND'S   % OF FUND'S
                                               INVESTMENTS   INVESTMENTS
                                                             IN THESE
                                                             MARKET SECTORS
                                                             6 MONTHS AGO

FINANCE                                         20.9         21.1

UTILITIES                                       14.8         7.9

HEALTH                                          8.6          2.8

TECHNOLOGY                                      7.2          3.4

SERVICES                                        6.7          0.8

DURABLES                                        6.1          9.4

NONDURABLES                                     5.6          4.4

ENERGY                                          5.4          3.9

INDUSTRIAL MACHINERY & EQUIPMENT                4.2          3.4

MEDIA & LEISURE                                 4.0          2.2

INTERNATIONAL GROWTH & INCOME

INVESTMENTS OCTOBER 31, 1998

Showing Percentage of Total Value of Investment in Securities



COMMON STOCKS - 89.6%

                                                                         SHARES                     VALUE (NOTE 1)

ARGENTINA - 0.1%

Bansud SA Class B (a)                                                     140,000                   $ 469,145

AUSTRALIA - 2.2%

Australia & New Zealand Banking                                           425,308                    2,426,977
Group Ltd.

Brambles Industries Ltd.                                                  145,000                    3,173,162

Commonwealth Bank of Australia (c)                                        120,100                    1,489,768

David Jones Ltd.                                                          1,102,085                  1,119,637

News Corp. Ltd. ADR                                                       136,500                    3,728,156

Smith (Howard) Ltd.                                                       350,900                    2,100,852

Telstra Corp. Ltd. (d)                                                    557,700                    1,721,658

Woolworths Ltd.                                                           560,000                    1,966,244

                                                                                                     17,726,454

BELGIUM - 0.3%

Electrabel SA                                                             7,200                      2,651,856

BRAZIL - 1.5%

Compania Energertica Minas Gerais                                         55,000,000                 1,069,617

Telebras sponsored ADR                                                    150,000                    11,390,625

                                                                                                     12,460,242

CANADA - 1.6%

CGI Group, Inc. Class A (sub. vtg.) (a)                                   399,400                    5,487,899

Cinar Films, Inc. Class B (sub. vtg.) (a)                                 96,000                     2,099,942

JDS Fitel, Inc. (a)                                                       183,600                    2,730,974

Rio Alto Exploration Ltd. (a)                                             67,400                     733,891

Videotron Group Ltd. (sub. vtg.)                                          144,900                    1,854,803

                                                                                                     12,907,509

DENMARK - 0.5%

Falck AS                                                                  20,000                     1,558,375

International Service Systems AS Class B                                  31,200                     2,108,577

                                                                                                     3,666,952

FINLAND - 2.9%

Merita Ltd. Series A                                                      150,000                    804,929

Metsa-Serla Ltd. Class B Free Shares                                      119,600                    905,646

OY Nokia AB sponsored ADR                                                 122,800                    11,428,075

Pohjola Group Insurance Corp. Class B                                     30,000                     1,228,262

Raisio Group PLC                                                          208,500                    2,817,848

Sampo Insurance Co. Ltd.                                                  88,000                     2,745,901

Teito Corp. Class B                                                       96,000                     2,787,558

UPM-Kymmene Corp.                                                         30,000                     718,474

                                                                                                     23,436,693

FRANCE - 13.7%

Accor SA                                                                  14,800                     3,113,290

Alcatel Alsthom Compagnie Generale d'Electricite SA                       68,500                     7,535,000

Atos SA (a)                                                               2,000                      377,814

Axa SA                                                                    59,400                     6,724,084

Banque Nationale de Paris                                                 72,000                     4,567,082

BIC Ste                                                                   38,700                     2,385,745



                                                                         SHARES                     VALUE (NOTE 1)

Cap Gemini SA                                                             5,000                     $ 752,564

Castorama Dubois Investissements SA                                       15,000                     2,679,489

Coflexip SA sponsored ADR                                                 27,000                     1,299,375

Compagnie de St. Gobain                                                   10,000                     1,481,695

Compagnie Financiere de Paribas Class A (Reg.)                            28,500                     2,098,059

Eiffage SA                                                                27,604                     2,283,872

Elf Aquitaine                                                             102,400                    11,878,400

Groupe Danone                                                             17,800                     4,713,341

Hachette Filipacchi Medias SA                                             10,000                     1,919,714

Havas Advertising SA                                                      9,400                      1,599,510

Ilog SA sponsored ADR (a)                                                 75,000                     721,875

Lagardere S.C.A. (Reg.)                                                   132,500                    5,340,411

NRJ SA                                                                    10,100                     2,075,455

Renault SA                                                                61,400                     2,628,567

Renault SA participation certificates                                     3,800                      1,780,918

Rhone-Poulenc SA Class A                                                  55,000                     2,567,812

Sanofi SA                                                                 42,800                     6,711,971

Scor SA                                                                   4,300                      246,946

Societe Generale, France Class A                                          33,700                     4,464,823

Suez Lyonnaise des Eaux                                                   48,300                     8,662,779

Total SA sponsored ADR                                                    170,600                    9,980,100

Union Assurancesfederales SA                                              20,800                     2,605,765

Vivendi SA                                                                38,000                     8,692,251

                                                                                                     111,888,707

GERMANY - 7.2%

Aachener & Muenchener Beteiligungs AG                                     21,000                     2,901,149

Adidas-Salomon AG                                                         9,200                      1,084,643

Apcoa Parking AG                                                          13,370                     986,179

BASF AG                                                                   116,700                    4,966,453

Bayerische Hypo-und Vereinsbank AG                                        42,400                     3,359,444

BHF Bank AG                                                               138,500                    5,380,063

Boss (Hugo) AG                                                            2,200                      3,025,998

Daimler-Benz AG (a)                                                       52,600                     4,146,416

Deutsche Lufthansa AG (Reg.)                                              71,700                     1,564,915

Deutsche Telekom AG                                                       145,000                    3,929,202

DIS Deutscher Industrie Service AG                                        19,000                     924,728

Hannover Rueckversicherungs AG                                            15,000                     1,736,699

Hoechst AG                                                                51,400                     2,166,942

Mannesmann AG                                                             87,060                     8,595,464

Munich Reinsurance AG (Reg.)                                              9,100                      4,208,888

Siemens AG                                                                81,300                     5,013,664

Veba AG                                                                   48,000                     2,666,989

Viag AG                                                                   3,496                      2,365,190

                                                                                                     59,023,026

GREECE - 0.1%

STET Hellas Telecommunications SA ADR (a)                                 25,000                     656,250

COMMON STOCKS - CONTINUED

                                                                         SHARES                     VALUE (NOTE 1)

HONG KONG - 0.8%

Johnson Electric Holdings Ltd.                                            2,449,600                 $ 5,693,434

Vtech Holdings Ltd.                                                       180,000                    675,189

                                                                                                     6,368,623

IRELAND - 2.0%

Bank of Ireland, Inc.                                                     272,400                    5,001,536

Elan Corp. PLC ADR (a)                                                    101,000                    7,076,313

Irish Life PLC                                                            483,200                    4,288,328

                                                                                                     16,366,177

ITALY - 1.5%

Alitalia Linee Aeree Italiane Class A (a)                                 7,400                      21,092

Banca di Roma (a)                                                         2,861,500                  4,999,420

Finmeccanica Spa (a)                                                      2,000,000                  1,578,963

Istituto Bancario San Paolo                                               368,600                    5,484,874

                                                                                                     12,084,349

JAPAN - 13.2%

Advantest Corp.                                                           16,900                     1,069,436

Aeon Credit Service Ltd.                                                  47,000                     2,832,544

Aiwa Co. Ltd.                                                             108,900                    2,700,233

Amway Japan Ltd.                                                          32,100                     354,219

Banyu Pharmaceutical Co. Ltd.                                             45,000                     766,724

BellSystem24, Inc.                                                        800                        154,283

Canon, Inc.                                                               33,000                     626,474

DDI Corp.                                                                 1,042                      3,050,194

Fuji Heavy Industries Ltd.                                                1,469,000                  7,335,515

Fuji Photo Film Co. Ltd.                                                  236,000                    8,676,023

Fujitsu Support & Service, Inc. (a)                                       4,000                      201,464

Hirose Electric Co. Ltd.                                                  126,800                    7,368,920

Hitachi Maxell Ltd.                                                       160,000                    2,286,698

Honda Motor Co. Ltd.                                                      216,000                    6,508,825

Kao Corp.                                                                 184,000                    3,738,614

Konami Co. Ltd.                                                           80,300                     2,343,668

Mabuchi Motors Co. Ltd.                                                   43,500                     2,846,320

Minolta Co. Ltd.                                                          270,000                    1,364,529

Nichicon Corp.                                                            15,000                     163,366

Nidec Corp.                                                               38,000                     3,471,201

Nippon Telegraph & Telephone Corp.                                        207                        1,625,347

Nomura Securities Co. Ltd.                                                234,000                    1,772,880

Ntt Mobile Communication Network, Inc. (a)(c)                             117                        4,240,809

Omron Corp.                                                               75,000                     736,117

Orix Corp. (a)                                                            72,900                     5,240,766

Rohm Co. Ltd.                                                             15,000                     1,330,177

Sankyo Co. Ltd.                                                           16,000                     362,290

Secom Ltd.                                                                36,000                     2,681,016

Shimano, Inc.                                                             43,000                     955,144

Shohkoh Fund & Co. Ltd.                                                   5,400                      1,648,128

Sony Corp.                                                                86,900                     5,721,334

Takeda Chemical Industries Ltd.                                           259,000                    8,451,227

Takefuji Corp.                                                            80,000                     4,277,228



                                                                         SHARES                     VALUE (NOTE 1)

Terumo Corp.                                                              190,000                   $ 4,007,749

THK Co. Ltd.                                                              150,000                    1,549,720

Tokyo Seimitsu Co. Ltd.                                                   30,000                     942,747

Unified-Charm Corp.                                                       106,000                    4,836,849

                                                                                                     108,238,778

LUXEMBOURG - 0.6%

Minorco SA (For. Reg.)                                                    80,000                     1,376,282

Stolt Comex Seaway SA                                                     301,770                    3,847,568

                                                                                                     5,223,850

MEXICO - 0.6%

Grupo Financiero Bancomer SA de CV Class B                                8,541,000                  1,752,436

Telefonos de Mexico SA de CV sponsored ADR representing Class L shares    66,000                     3,485,625

                                                                                                     5,238,061

NETHERLANDS - 7.7%

ABN AMRO Holding NV                                                       64,700                     1,213,103

Ahold NV                                                                  150,000                    4,990,089

Ahrend NV                                                                 73,400                     1,490,256

Akzo Nobel NV                                                             155,900                    6,063,288

ASM Lithography Holding (a)                                               10,000                     255,000

Equant NV (a)                                                             60,000                     2,604,323

Fortis Amev NV                                                            13,700                     890,239

Grand Hotel Krasnapolsky NV                                               60,000                     4,532,062

ING Groep NV                                                              175,190                    8,484,050

Koninklijke KPN NV                                                        90,000                     3,500,295

Nutreco Holding NV                                                        90,000                     3,061,552

Philips Electronics NV (NY shares)                                        24,300                     1,333,463

Samas Groep NV                                                            112,500                    1,874,297

Unilever NV                                                               105,000                    7,796,111

Vedior NV                                                                 250,938                    6,398,805

VNU                                                                       233,700                    8,087,545

                                                                                                     62,574,478

NEW ZEALAND - 0.1%

Telecom Corp. of New Zealand Ltd.                                         244,300                    1,002,232

NORWAY - 0.2%

Storebrand ASA (a)                                                        185,000                    1,455,557

PORTUGAL - 1.4%

Banco Espirito Santo e Comercial de Lisboa SA                             48,000                     1,420,336

Banco Pinto & Sotto Mayor SA                                              291,648                    5,597,441

Companhia de Seguros Tranquilidade                                        75,000                     2,453,581

Electricidade de Portugal SA                                              58,800                     1,480,311

Telecel Comunicacoes Pessoais SA                                          1,700                      313,646

                                                                                                     11,265,315

SPAIN - 3.0%

Banco Bilbao Vizcaya SA (Reg.)                                            378,700                    5,113,931

Corporacion Financiera Reunida SA (a)                                     210,300                    2,525,992

COMMON STOCKS - CONTINUED

                                                                         SHARES                     VALUE (NOTE 1)

SPAIN - CONTINUED

Corporacion Mapfre Compania Internacional de Reaseguros SA (Reg.)         75,000                    $ 1,982,943

Iberdrola SA                                                              87,400                     1,413,184

Telefonica de Espana SA                                                   306,400                    13,850,065

                                                                                                     24,886,115

SWEDEN - 2.5%

Astra AB Class A                                                          133,200                    2,187,170

Ericsson (L.M.) Telefon AB Class B                                        177,100                    4,002,669

Nordbanken Holding AB                                                     546,100                    3,282,407

Scandic Hotels AB                                                         85,100                     2,787,046

Skandia Foersaekrings AB                                                  200,800                    2,566,027

Svenska Handelsbanken                                                     63,800                     2,691,724

Swedish Match Co.                                                         890,000                    3,143,382

                                                                                                     20,660,425

SWITZERLAND - 6.5%

Bank Sarasin & Compagnie Class B (Reg.)                                   3,692                      5,845,359

Credit Suisse Group (Reg.)                                                11,500                     1,771,816

Julius Baer Holding AG                                                    1,904                      5,845,892

Nestle SA (Reg.)                                                          6,455                      13,753,856

Novartis AG (Reg.)                                                        7,451                      13,450,553

Selecta Group (Reg.)                                                      4,800                      1,058,262

Swisscom AG (a)                                                           13,300                     4,516,480

UBS AG (a)                                                                24,750                     6,802,519

                                                                                                     53,044,737

TAIWAN - 0.0%

Taiwan Semiconductor Manufacturing Co. Ltd. ADR                           25,000                     373,438

UNITED KINGDOM - 17.3%

Allied Zurich PLC (a)                                                     349,000                    4,149,244

Ashtead Group PLC                                                         650,000                    2,122,429

Bank of Scotland                                                          290,719                    3,159,390

Barclays PLC                                                              51,200                     1,103,402

BBA Group PLC                                                             341,100                    2,110,480

Bg PLC                                                                    220,000                    1,442,247

Boots Co. PLC                                                             198,320                    2,978,819

British Aerospace PLC                                                     421,400                    3,062,453

British American Tobacco PLC                                              245,000                    2,213,312

British Petroleum Co. PLC                                                 1,036,220                  15,269,316

British Telecommunications PLC                                            748,400                    9,735,953

CGU PLC                                                                   220,000                    3,486,811

Esprit Telecom Group PLC sponsored ADR (a)                                30,000                     540,000

Glaxo Wellcome PLC                                                        372,100                    11,578,473

Hays PLC                                                                  153,000                    2,254,547

Holmes Place PLC                                                          493,500                    1,256,076

Iceland Group PLC                                                         1,899,900                  6,251,417

Kingfisher PLC                                                            144,800                    1,271,743

Lloyds TSB Group PLC                                                      633,200                    7,819,664



                                                                         SHARES                     VALUE (NOTE 1)

Misys PLC                                                                 100,000                   $ 701,616

National Grid Group PLC                                                   225,700                    1,545,753

National Westminster Bank PLC                                             234,400                    3,960,353

Pilkington PLC                                                            1,491,300                  1,648,140

Prudential Corp. PLC                                                      150,000                    1,951,630

Rentokil Initial PLC                                                      815,500                    5,107,175

Saatchi & Saatchi PLC                                                     2,505,200                  4,866,151

Sainsbury (J.) PLC                                                        273,600                    2,418,996

Scottish & Newcastle PLC                                                  117,700                    1,434,805

Shell Transport & Trading Co. PLC (Reg.)                                  863,000                    5,284,418

Shire Pharmaceuticals Group PLC (a)                                       338,100                    2,411,792

SmithKline Beecham PLC                                                    767,100                    9,777,939

Somerfield PLC                                                            308,900                    1,994,011

Tarmac PLC                                                                435,000                    750,260

Taylor Nelson Sofres PLC                                                  577,900                    846,732

Taylor Nelson Sofres PLC (a)(c)                                           422,100                    618,456

Thistle Hotels PLC                                                        80,830                     163,097

Triad Group PLC                                                           186,200                    1,222,224

Vodafone Group PLC                                                        584,200                    7,862,725

Wimpey George PLC                                                         1,080,100                  2,043,749

WPP Group PLC                                                             376,800                    1,873,926

Zeneca Group PLC                                                          30,000                     1,152,391

                                                                                                     141,442,115

UNITED STATES OF AMERICA - 2.1%

AFLAC, Inc.                                                               80,000                     3,050,000

Cellular Communications International, Inc. (a)                           92,300                     5,737,022

Global TeleSystems Group, Inc. (a)                                        120,000                    4,807,500

Manpower, Inc.                                                            130,100                    3,138,663

Primus Telecommunications Group, Inc. (a)                                 20,000                     221,250

                                                                                                     16,954,435

TOTAL COMMON STOCKS                                                                    732,065,519
(Cost $690,571,658)



PREFERRED STOCKS - 2.1%



CONVERTIBLE PREFERRED STOCKS - 0.1%

AUSTRALIA - 0.1%

WBK STRYPES Trust $3.135                      27,100                   777,431

JAPAN - 0.0%

AJL PEPS Trust $1.44                          25,000                   160,938

TOTAL CONVERTIBLE PREFERRED STOCKS                                     938,369

NONCONVERTIBLE PREFERRED STOCKS - 2.0%

GERMANY - 1.2%

Boss (Hugo) AG                                1,329                    2,073,047

Moebel Walther AG (a)                         35,000                   1,142,684

RWE AG (non-vtg.)                             40,000                   1,469,166

PREFERRED STOCKS - CONTINUED

                                             SHARES                   VALUE (NOTE 1)

NONCONVERTIBLE PREFERRED STOCKS - CONTINUED

GERMANY - CONTINUED

SAP AG (Systeme Anwendungen Produkte)         6,400                   $ 3,159,178

Wella AG                                      2,509                    1,744,468

                                                                       9,588,543

ITALY - 0.8%

Telecom Italia Mobile Spa                     267,600                  950,939

Telecom Italia Spa Risp                       1,195,000                6,063,238

                                                                       7,014,177

TOTAL NONCONVERTIBLE PREFERRED STOCKS                                  16,602,720

TOTAL PREFERRED STOCKS                                    17,541,089
(Cost $16,721,107)


CLOSED-END INVESTMENT COMPANIES - 0.2%



GERMANY - 0.0%

New Germany Fund, Inc. (The)             25,000                407,813

MULTI-NATIONAL - 0.2%

European Warrant Fund, Inc.              100,000               1,675,000

TOTAL CLOSED-END INVESTMENT COMPANIES              2,082,813
(Cost $1,878,012)


CONVERTIBLE BONDS - 0.8%

MOODY'S RATINGS (UNAUDITED)                               PRINCIPAL
                                                          AMOUNT

UNITED STATES OF AMERICA - 0.8%

Global TeleSystems Group, Inc. 8.75% 6/30/00 (c)   -      $ 3,000,000        6,168,750
(Cost $3,900,000)


CASH EQUIVALENTS - 7.3%

                               SHARES

Taxable Central Cash Fund (b)   59,642,191       $ 59,642,191
(Cost $59,642,191)

TOTAL INVESTMENT IN SECURITIES - 100%              $817,500,362
(Cost $772,712,968)

CURRENCY ABBREVIATION
AUD - Australian Dollar
SECURITY TYPE
PEPS - Participating Equity Preferred Shares/Premium Exchangeable
  Participating Shares
STRYPES - Structured Yield Product Exchangeable for Common Stock
LEGEND
(a) Non-income producing
(b) At period end, the seven-day yield on the Taxable Central Cash Fund was 4.96%. The yield refers to the income earned by investing in the fund over the seven-day period, expressed as an annual percentage.
(c) Security exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. At the period end, the value of these securities amounted to $12,517,783 or 1.5% of net assets.
(d) Purchased on an installment basis. Market value reflects only those payments made through 10/31/98. The remaining installments aggregating AUD 780,780 are due 11/17/98.
OTHER INFORMATION
Purchases and sales of securities, other than short-term securities, aggregated $1,274,439,776 and $1,450,800,340, respectively (see Note 3 of Notes to Financial Statements).
The fund placed a portion of its portfolio transactions with brokerage firms which are affiliates of Fidelity Management & Research Company. The commissions paid to these affiliated firms were $12,555 for the period (see Note 4 of Notes to Financial Statements).
MARKET SECTOR DIVERSIFICATION (UNAUDITED)
As a Percentage of Total Value of Investment in Securities
AEROSPACE & DEFENSE                 0.4%

BASIC INDUSTRIES                    1.9

CASH EQUIVALENTS                    7.3

CLOSED-END INVESTMENT COMPANIES     0.2

CONSTRUCTION & REAL ESTATE          1.8

DURABLES                            6.1

ENERGY                              5.4

FINANCE                             20.9

HEALTH                              8.6

HOLDING COMPANIES                   0.9

INDUSTRIAL MACHINERY & EQUIPMENT    4.2

MEDIA & LEISURE                     4.0

NONDURABLES                         5.6

RETAIL & WHOLESALE                  3.1

SERVICES                            6.7

TECHNOLOGY                          7.2

TRANSPORTATION                      0.9

UTILITIES                            14.8

                                    100.0%

INCOME TAX INFORMATION
At October 31, 1998, the aggregate cost of investment securities for income tax purposes was $775,574,862. Net unrealized appreciation aggregated $41,925,500, of which $100,325,936 related to appreciated investment securities and $58,400,436 related to depreciated investment securities.
The fund hereby designates approximately $73,942,000 as a capital gain dividend for the purpose of the dividend paid deduction.
INTERNATIONAL GROWTH & INCOME
FINANCIAL STATEMENTS


STATEMENT OF ASSETS AND LIABILITIES
 OCTOBER 31, 1998

ASSETS

INVESTMENT IN                     $ 817,500,362
SECURITIES, AT
VALUE
(COST
$772,712,96
8) -
SEE
ACCOMPANYIN
G SCHEDULE

FOREIGN                            985
CURRENCY HELD
AT VALUE
(COST $959)

RECEIVABLE FOR                     9,694,486
INVESTMENTS
SOLD

RECEIVABLE FOR                     3,266,366
FUND SHARES
SOLD

DIVIDENDS                          1,696,208
RECEIVABLE

INTEREST                           360,977
RECEIVABLE

OTHER                              12,034
RECEIVABLES

 TOTAL ASSETS                      832,531,418

LIABILITIES

PAYABLE TO           $ 148
CUSTODIAN
BANK

PAYABLE FOR           11,558,943
INVESTMENTS
PURCHASED

PAYABLE FOR           2,377,202
FUND SHARES
REDEEMED

ACCRUED               466,410
MANAGEMENT
FEE

OTHER PAYABLES        363,956
AND
ACCRUED
EXPENSES

 TOTAL LIABILITIES                 14,766,659

NET ASSETS                        $ 817,764,759

NET ASSETS
CONSIST OF:

PAID IN CAPITAL                   $ 706,411,432

UNDISTRIBUTED                      7,030,622
NET INVESTMENT
INCOME

ACCUMULATED                        59,664,039
UNDISTRIBUTED
NET REALIZED
GAIN (LOSS) ON
INVESTMENTS
AND FOREIGN
CURRENCY
TRANSACTIONS

NET UNREALIZED                     44,658,666
APPRECIATION
(DEPRECIATION)
ON
INVESTMENTS
AND ASSETS
AND LIABILITIES
IN
FOREIGN
CURRENCIES

NET ASSETS, FOR                   $ 817,764,759
41,404,760
SHARES
OUTSTANDING

NET ASSET                          $19.75
VALUE,
OFFERING PRICE
AND
REDEMPTION
PRICE PER
SHARE
($817,764,7
59 (DIVIDED BY)
41,404,760
SHARES)

STATEMENT OF OPERATIONS

 YEAR ENDED OCTOBER 31, 1998

INVESTMENT INCOME                                                                $ 14,821,283
DIVIDENDS

INTEREST                                                                          13,334,157

                                                                                  28,155,440

LESS FOREIGN TAXES WITHHELD                                                       (1,541,511)

 TOTAL INCOME                                                                     26,613,929

EXPENSES

MANAGEMENT FEE                                                    $ 7,165,449

TRANSFER AGENT FEES                                                2,748,705

ACCOUNTING FEES AND EXPENSES                                       558,890

NON-INTERESTED TRUSTEES' COMPENSATION                              4,402

CUSTODIAN FEES AND EXPENSES                                        552,397

REGISTRATION FEES                                                  73,498

AUDIT                                                              61,038

LEGAL                                                              4,178

REPORTS TO SHAREHOLDERS                                            74,171

MISCELLANEOUS                                                      24,154

 TOTAL EXPENSES BEFORE REDUCTIONS                                  11,266,882

 EXPENSE REDUCTIONS                                                (317,196)      10,949,686

NET INVESTMENT INCOME                                                             15,664,243

REALIZED AND UNREALIZED GAIN (LOSS)
NET REALIZED GAIN (LOSS) ON:

 INVESTMENT SECURITIES                                             55,971,569

 FOREIGN CURRENCY TRANSACTIONS                                     280,728        56,252,297

CHANGE IN NET UNREALIZED APPRECIATION (DEPRECIATION) ON:

 INVESTMENT SECURITIES                                             (50,563,653)

 ASSETS AND LIABILITIES IN                                         (222,592)      (50,786,245)
 FOREIGN CURRENCIES

NET GAIN (LOSS)                                                                   5,466,052

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS                  $ 21,130,295

OTHER INFORMATION                                                                $ 243,480
EXPENSE REDUCTIONS
DIRECTED BROKERAGE ARRANGEMENTS

 CUSTODIAN CREDITS                                                                3,264

 TRANSFER AGENT CREDITS                                                           70,452

                                                                                 $ 317,196


STATEMENT OF CHANGES IN NET ASSETS
INCREASE (DECREASE) IN   YEAR ENDED        YEAR ENDED
NET ASSETS               OCTOBER 31,       OCTOBER 31,
                         1998              1997

OPERATIONS               $ 15,664,243      $ 25,418,358
NET INVESTMENT
INCOME

 NET REALIZED GAIN        56,252,297        73,243,116
(LOSS)

 CHANGE IN NET            (50,786,245)      33,690,453
UNREALIZED
APPRECIATION
(DEPRECIATION)

 NET INCREASE             21,130,295        132,351,927
(DECREASE) IN NET
ASSETS RESULTING
FROM OPERATIONS

DISTRIBUTIONS TO          (18,064,755)      (15,358,151)
SHAREHOLDERS
FROM NET INVESTMENT
INCOME

 FROM NET REALIZED        (42,970,040)      (19,594,396)
GAIN

 TOTAL DISTRIBUTIONS      (61,034,795)      (34,952,547)

SHARE TRANSACTIONS        1,025,290,014     1,459,910,318
NET PROCEEDS FROM
SALES OF SHARES

 REINVESTMENT OF          59,414,450        34,047,249
DISTRIBUTIONS

 COST OF SHARES           (1,294,204,233)   (1,531,263,569)
REDEEMED

 NET INCREASE             (209,499,769)     (37,306,002)
(DECREASE) IN NET
ASSETS RESULTING
FROM SHARE
TRANSACTIONS

  TOTAL INCREASE          (249,404,269)     60,093,378
(DECREASE) IN NET
ASSETS

NET ASSETS

 BEGINNING OF PERIOD      1,067,169,028     1,007,075,650

 END OF PERIOD           $ 817,764,759     $ 1,067,169,028
(INCLUDING
UNDISTRIBUTED NET
INVESTMENT INCOME
OF $7,030,622
AND $22,266,921,
RESPECTIVELY)

OTHER INFORMATION
SHARES

 SOLD                     49,300,775        70,794,239

 ISSUED IN                2,997,727         1,787,246
REINVESTMENT OF
DISTRIBUTIONS

 REDEEMED                 (62,013,953)      (74,210,657)

 NET INCREASE             (9,715,451)       (1,629,172)
(DECREASE)


SEE ACCOMPANYING NOTES WHICH ARE AN INTEGRAL PART OF THE FINANCIAL STATEMENTS.


FINANCIAL HIGHLIGHTS

                                    YEARS ENDED
                                    OCTOBER 31,

SELECTED PER-SHARE                  1998          1997         1996         1995       1994
DATA

NET ASSET VALUE,                    $ 20.88       $ 19.09      $ 17.83      $ 17.54    $ 17.25
BEGINNING OF PERIOD

INCOME FROM INVESTMENT
OPERATIONS

 NET INVESTMENT                      .34 B         .48 B, C     .54          .54        .38 B
INCOME

 NET REALIZED AND                    (.22)E        1.97         1.32         .28        .02
UNREALIZED GAIN
(LOSS)

 TOTAL FROM INVESTMENT               .12           2.45         1.86         .82        .40
OPERATIONS

LESS DISTRIBUTIONS

 FROM NET INVESTMENT                 (.37)         (.29)        (.60)        (.21)      (.03)
INCOME

 FROM NET REALIZED                   (.88)         (.37)        -            (.32)      (.05)
GAIN

 IN EXCESS OF NET                    -             -            -            -          (.03)
REALIZED GAIN

 TOTAL DISTRIBUTIONS                 (1.25)        (.66)        (.60)        (.53)      (.11)

NET ASSET VALUE, END OF             $ 19.75       $ 20.88      $ 19.09      $ 17.83    $ 17.54
PERIOD

TOTAL RETURN A                       .55%          13.17%       10.66%       4.95%      2.33%

RATIOS AND
SUPPLEMENTAL DATA

NET ASSETS, END OF                  $ 817,765     $ 1,067,169  $ 1,007,076  $ 903,235  $ 1,367,938
PERIOD (000 OMITTED)

RATIO OF EXPENSES TO                 1.17%         1.17%        1.16%        1.18%      1.21%
AVERAGE NET ASSETS

RATIO OF EXPENSES TO                 1.13% D       1.15% D      1.14% D      1.18%      1.21%
AVERAGE NET ASSETS
AFTER EXPENSE
REDUCTIONS

RATIO OF NET INVESTMENT              1.62%         2.33%        2.76%        2.98%      2.16%
INCOME TO AVERAGE
NET ASSETS

PORTFOLIO TURNOVER RATE              143%          70%          95%          141%       173%

A THE TOTAL RETURNS WOULD HAVE
BEEN LOWER HAD CERTAIN
EXPENSES NOT BEEN REDUCED
DURING THE PERIODS SHOWN (SEE
NOTE 6 OF NOTES TO FINANCIAL
STATEMENTS).
B NET INVESTMENT INCOME PER
SHARE HAS BEEN CALCULATED
BASED ON AVERAGE SHARES
OUTSTANDING DURING THE PERIOD.
C INVESTMENT INCOME PER SHARE
REFLECTS A SPECIAL DIVIDEND
WHICH AMOUNTED TO $.05 PER
SHARE.
D FMR OR THE FUND HAS ENTERED
INTO VARYING ARRANGEMENTS WITH
THIRD PARTIES WHO EITHER PAID OR
REDUCED A PORTION OF THE FUND'S
EXPENSES (SEE NOTE 6 OF NOTES
TO FINANCIAL STATEMENTS).
E THE AMOUNT SHOWN FOR A SHARE
OUTSTANDING DOES NOT
CORRESPOND WITH THE AGGREGATE
NET GAIN ON INVESTMENTS FOR THE
PERIOD DUE TO THE TIMING OF
SALES AND REPURCHASES OF FUND
SHARES IN RELATION TO FLUCTUATING
MARKET VALUES OF THE
INVESTMENTS OF
THE FUND.


DIVERSIFIED INTERNATIONAL
PERFORMANCE: THE BOTTOM LINE


There are several ways to evaluate a fund's historical performance. You can look at the total percentage change in value, the average annual percentage change or the growth of a hypothetical $10,000 investment. Total return reflects the change in the value of an investment, assuming reinvestment of the fund's dividend income and capital gains (the profits earned upon the sale of securities that have grown in value). If Fidelity had not reimbursed certain fund expenses, the life of fund total returns would have been lower. CUMULATIVE TOTAL RETURNS
PERIODS ENDED                       PAST 1  PAST 5  LIFE OF
OCTOBER 31, 1998                    YEAR    YEARS   FUND

FIDELITY DIVERSIFIED INTERNATIONAL  7.72%   79.69%  105.81%

MSCI EAFE                           9.89%   39.58%  70.07%

MSCI GDP-Wtd EAFE                   17.30%  56.39%  95.32%

International Funds Average         4.07%   41.60%  n/a

CUMULATIVE TOTAL RETURNS show the fund's performance in percentage terms over a set period - in this case, one year, five years or since the fund started on December 27, 1991. For example, if you invested $1,000 in a fund that had a 5% return over the past year, the value of your investment would be $1,050. You can compare the fund's returns to the performance of the Morgan Stanley Capital International (MSCI) Europe, Australasia, Far East (EAFE) Index - a market capitalization weighted, unmanaged index of over 1,000 foreign stocks and the Morgan Stanley Capital International (MSCI) GDP-Weighted Europe, Australasia, Far East (EAFE) Index - a gross domestic product weighted, unmanaged index of over 1,000 foreign stocks. To measure how the fund's performance stacked up against its peers, you can compare it to the international funds average, which reflects the performance of mutual funds with similar objectives tracked by Lipper Analytical Services, Inc. The past one year average represents a peer group of 489 mutual funds. These benchmarks include reinvested dividends and capital gains, if any, and exclude the effect of sales charges.
AVERAGE ANNUAL TOTAL RETURNS
PERIODS ENDED                       PAST 1  PAST 5  LIFE OF
OCTOBER 31, 1998                    YEAR    YEARS   FUND

FIDELITY DIVERSIFIED INTERNATIONAL  7.72%   12.44%  11.11%

MSCI EAFE                           9.89%   6.90%   8.06%

MSCI GDP-Wtd EAFE                   17.30%  9.36%   10.27%

International Funds Average         4.07%   7.02%   n/a

AVERAGE ANNUAL TOTAL RETURNS take the fund's cumulative return and show you what would have happened if the fund had performed at a constant rate each year.
$10,000 OVER LIFE OF FUND
             Diversified International   MS GDP-Wtd. EAFE (Net)
             00325                       MS005
  1991/12/27      10000.00                    10000.00
  1991/12/31      10060.00                    10196.19
  1992/01/31       9860.00                    10109.92
  1992/02/29       9680.00                     9972.49
  1992/03/31       9140.00                     9481.13
  1992/04/30       9240.00                     9563.81
  1992/05/31       9750.00                    10126.93
  1992/06/30       9540.00                     9797.41
  1992/07/31       9190.00                     9450.48
  1992/08/31       9350.00                     9920.65
  1992/09/30       9140.00                     9556.68
  1992/10/31       8460.00                     9168.72
  1992/11/30       8460.00                     9213.47
  1992/12/31       8671.06                     9211.91
  1993/01/31       8873.42                     9318.58
  1993/02/28       9176.96                     9644.58
  1993/03/31       9915.57                    10303.18
  1993/04/30      10522.64                    11252.11
  1993/05/31      10785.71                    11427.99
  1993/06/30      10482.17                    11230.18
  1993/07/31      10805.94                    11568.15
  1993/08/31      11362.43                    12415.92
  1993/09/30      11210.66                    12155.45
  1993/10/31      11453.49                    12489.74
  1993/11/30      11028.54                    11494.70
  1993/12/31      11850.64                    12303.22
  1994/01/31      12739.44                    13243.97
  1994/02/28      12484.04                    13171.27
  1994/03/31      12085.61                    12982.15
  1994/04/30      12320.58                    13637.94
  1994/05/31      12300.15                    13324.95
  1994/06/30      12136.69                    13319.05
  1994/07/31      12555.55                    13628.32
  1994/08/31      12872.25                    13859.17
  1994/09/30      12504.47                    13371.97
  1994/10/31      12729.22                    13778.34
  1994/11/30      12044.75                    13164.27
  1994/12/31      11979.79                    13264.12
  1995/01/31      11428.51                    12924.34
  1995/02/28      11566.33                    12909.67
  1995/03/31      12128.21                    13494.32
  1995/04/30      12509.87                    14097.55
  1995/05/31      12615.88                    13961.27
  1995/06/30      12806.71                    13805.48
  1995/07/31      13633.63                    14707.85
  1995/08/31      13421.60                    14093.61
  1995/09/30      13676.04                    14260.84
  1995/10/31      13495.81                    13847.46
  1995/11/30      13633.63                    14139.27
  1995/12/31      14132.55                    14744.32
  1996/01/31      14555.74                    14931.68
  1996/02/29      14566.88                    14976.23
  1996/03/31      14856.44                    15174.76
  1996/04/30      15391.00                    15647.33
  1996/05/31      15546.91                    15416.27
  1996/06/30      15691.69                    15537.25
  1996/07/31      15190.54                    15091.25
  1996/08/31      15446.68                    15082.83
  1996/09/30      15914.43                    15497.62
  1996/10/31      16014.66                    15327.98
  1996/11/30      16905.60                    15982.90
  1996/12/31      16961.57                    15869.12
  1997/01/31      17076.88                    15573.96
  1997/02/28      17365.14                    15686.25
  1997/03/31      17388.20                    15988.99
  1997/04/30      17445.86                    15953.65
  1997/05/31      18541.27                    16789.15
  1997/06/30      19486.78                    17792.30
  1997/07/31      20040.25                    18188.00
  1997/08/31      18852.59                    16886.29
  1997/09/30      20155.56                    17974.61
  1997/10/31      19106.27                    16651.14
  1997/11/30      18944.84                    16586.70
  1997/12/31      19289.47                    16831.02
  1998/01/31      19851.53                    17709.76
  1998/02/28      20891.95                    18731.79
  1998/03/31      21860.61                    19756.23
  1998/04/30      22506.38                    20057.32
  1998/05/31      22530.30                    20345.74
  1998/06/30      22386.79                    20540.65
  1998/07/31      22637.92                    20812.20
  1998/08/31      19325.35                    18073.52
  1998/09/30      19145.97                    17572.88
  1998/10/30      20581.02                    19532.26
IMATRL PRASUN   SHR__CHT 19981031 19981209 150005 R00000000000086
$10,000 OVER LIFE OF FUND: Let's say hypothetically that $10,000 was invested in Fidelity Diversified International Fund on December 27, 1991, when the fund started. As the chart shows, by October 31, 1998, the value of the investment would have grown to $20,581 - a 105.81% increase on the initial investment. For comparison, look at how the Morgan Stanley Capital International GDP-weighted EAFE Index did over the same period. With dividends and capital gains, if any, reinvested, the same $10,000 would have grown to $19,532 - a 95.32% increase.

UNDERSTANDING PERFORMANCE
Many markets around the globe offer the
potential for significant growth over time;
however, investing in foreign markets means assuming greater risks than investing in the United States. Factors like changes in a country's financial markets, its local political and economic climate, and the fluctuating value of its currency create these risks. For these reasons an international fund's performance may be more volatile than a fund that invests exclusively in the United States. Past performance is no guarantee of future results and you may have a gain or loss when you sell your shares.
(checkmark)
DIVERSIFIED INTERNATIONAL
FUND TALK: THE MANAGER'S OVERVIEW



An interview with Greg Fraser, Portfolio Manager of Fidelity Diversified International Fund
Q. HOW DID THE FUND PERFORM, GREG?
A. For the one-year period that ended October 31, 1998, the fund returned 7.72%. Over the same period, the Morgan Stanley Capital International GDP-Weighted Europe, Australasia, Far East (EAFE) Index was up 17.30%, while the international funds average tracked by Lipper Analytical Services was up 4.07%.
Q. WHAT FACTORS CAUSED THE FUND TO UNDERPERFORM THE INDEX YET OUTPERFORM THE LIPPER AVERAGE?
A. Relative to the index, the fund was mostly hurt because it was underweighted in several strong-performing European markets, including Italy, Spain and Belgium. Poor stock selection in Denmark, Norway and Finland also contributed to underperformance relative to the index. Relative to its competitors, it appears that strong stock selection in a variety of markets helped the fund to outperform.
Q. INTERNATIONAL MARKETS WERE QUITE VOLATILE DURING THE PERIOD. HOW DID THAT VOLATILITY AFFECT THE FUND?
A. The market volatility certainly presented challenges. After Russia defaulted on its debt in the summer, many foreign markets became very weak. Because the fund uses quantitative analysis, it employs some proprietary risk control procedures that cause poorly performing stocks to be examined very closely. As these stocks were sold, the fund's short-term investments rose to much higher than normal levels.
Q. SO THE LEVEL OF ABOUT 10% IN SHORT-TERM INVESTMENTS AT THE END OF THE PERIOD WAS UNUSUAL?
A. Well, this stake had been as high as about 18% earlier in the period, and that was very unusual. Generally speaking, short-term investments have tended to be between 0% to 10% of the fund's investments, so, at the end of the period, the level of short-term investments was on the high side. Although not a formal target, this part of the fund tends to gravitate towards the 5% level over time. The overweighted short-term-investment position significantly helped the fund's performance in August and September as markets fell. However, it hurt the fund in October when the markets rebounded sharply. Overall, the effect on the fund's performance was relatively neutral.
Q. IT ALSO LOOKS AS IF THE NUMBER OF STOCKS IN THE FUND WAS REDUCED FROM THE PREVIOUS PERIOD . . .
A. That's right. During the period, the number of names fell from about 560 to a low of about 350, before rising again near the end of the period. But let's keep things in perspective. Combined, the 200 or so names that were eliminated were less than 5% of total fund assets. The risk control procedures I mentioned earlier caused me to examine all fund holdings and either buy more to make them more important factors in the fund's performance or eliminate them. In sum, the fund became more focused on its better ideas over the period. Shareholders should keep in mind that quantitative funds like this one often have a greater number of securities than non-quantitative funds.
Q. THE DOLLAR CONTINUED TO BE QUITE STRONG AGAINST SEVERAL MAJOR CURRENCIES DURING MUCH OF THIS PERIOD, ALTHOUGH THE YEN HAD A BURST OF STRENGTH NEAR THE END OF THE PERIOD. HOW WAS THE FUND AFFECTED?
A. As long-term shareholders know, the fund generally does not hedge - or try to control - currency risk by investing in forward foreign currency contracts or other vehicles. Thus, relative to international funds that do hedge, the fund will find a strong-dollar environment challenging, because returns diminish when they are translated back into dollars. At various points in the past, though, the fund's returns have been bolstered by a weak dollar.
Q. THERE HAS BEEN A LOT OF PRESS COVERAGE ABOUT MONETARY UNION IN EUROPE. HOW WILL MONETARY UNION AFFECT THE FUND'S EUROPEAN HOLDINGS?
A. As shareholders may be aware, many countries in Europe are attempting to adopt a common regional currency - the euro, scheduled to be introduced in January 1999 - in place of national currencies. This is a rather complicated topic, and the full ramifications of it are difficult to predict. If the monetary union works as planned, transaction costs for European companies will probably decline, and some European companies will become even more globally competitive. However, there very well could be some unforeseen glitches that - at least temporarily - could cause sharp drops in some stock prices.
Q. WHICH HOLDINGS WERE DISAPPOINTING FOR THE FUND?
A. There were a fair number of disappointments. Important among them were financial institutions in Europe such as UBS, Credit Suisse Group and Netherlands-based ING Groep NV. These companies had more business in emerging markets than people expected. After Russia defaulted on its debt, these companies began to suffer losses due to their investments in various emerging-market businesses. Several of them also had large losses from certain hedge fund investments. All in all, these stocks lost roughly half their value in just a few months. And, as we've noted in previous reports, some companies in Japan continued to prove disappointing. Generally, smaller Japanese companies and those that don't export performed quite poorly for much of 1998. However, as I've also noted in the past couple of reports to shareholders, many of these companies seemed attractively priced, so some patience is required.
Q. WHICH STOCKS HELPED THE FUND?
A. The large consumer companies in Europe stand out as especially helpful over the period. They tended to go up when the market was rising, and not drop as far when it was falling. Two of the most important winners were Nestle, the Switzerland-based global consumer foods giant, and Unilever, the Anglo-Dutch consumer products company. During the period, many investors became concerned that these firms' financial results would suffer from their emerging-markets business, but - at least for now - their businesses have held up well.
Q. GREG, WHAT'S THE OUTLOOK FOR THE FUND?
A. With the rebound of the markets in October, we are pretty much where we were six months ago. In Europe, broadly speaking, valuations are not as attractive as they were several years ago, but some individual stocks look interesting because of beneficial corporate restructuring moves. In Asia, and especially Japan, while valuations have become more reasonable, the restructuring activities that have contributed to the success of American and European stocks are still largely ignored. So it's a mixed bag: Stocks with good prospects tend to be fully priced while stocks that are reasonably valued have debatable business prospects.
THE VIEWS EXPRESSED IN THIS REPORT REFLECT THOSE OF THE PORTFOLIO MANAGER ONLY THROUGH THE END OF THE PERIOD OF THE REPORT AS STATED ON THE COVER. THE MANAGER'S VIEWS ARE SUBJECT TO CHANGE AT ANY TIME BASED ON MARKET AND OTHER CONDITIONS.

GREG FRASER DISCUSSES RISKS THAT BUFFETED THE
FUND AFTER THE RUSSIAN DEBT DEFAULT:
"As in many past reports, I want to remind shareholders that foreign equity investments entail very substantial risks.
The past 12 months presented some graphic illustrations of a multitude of risks shareholders in foreign investments face:
(solid bullet) COUNTRY RISK: When Russia defaulted on its debt in August, Russian equity and debt markets tumbled.
(solid bullet) CONTAGION RISK: At about the same time, the credit markets became very sensitive to all risk presented by investments outside of the U.S. Many foreign companies - not just those in Russia - faced difficulty in funding their operations. In fact, some observers have said that the Russian default is just a link in the chain of `Asian flu' that began with the Thai baht devaluation in July 1997. One other fascinating example of contagion risk was the near collapse of Long-Term Capital Management. In this case, unusual behavior in world markets caused financial problems for a very highly leveraged hedge fund, which in turn caused more unusual behavior in world markets. So, watching this contagion was a bit like watching a mad dog chase its own tail.
(solid bullet) CURRENCY RISK: Not only did Russian debt and equity markets collapse, so too did their currency markets. Some countries, seeing the consequences of various devaluations, have tried different tactics than devaluations. An example is Malaysia's decision to reduce the free convertibility of its currency. Specifically, the government started to require sellers of Malaysian shares to hold the proceeds of the sale in Malaysian ringgit for one year. The lack of easy convertibility certainly causes concerns for holders of Malaysian equities, and makes it more difficult to buy or sell stocks in that market. If other countries adopt non-convertibility policies like this one, it would make it extremely difficult and risky for the fund to invest in those places.
"While these risks are by no means the only risks facing international investors, they are a good sample of the types of risks that should be considered by shareholders, relative to U.S. investments."

FUND FACTS
GOAL: long-term growth by investing mainly in
foreign equity securities that are determined,
mainly through both quantitative and
fundamental analysis, to be undervalued
compared to others in their industries and
countries
FUND NUMBER: 325
TRADING SYMBOL: FDIVX
START DATE: December 27, 1991
SIZE: as of October 31, 1998, more than
$1.9 billion
MANAGER: Greg Fraser, since 1991; manager,
Fidelity Select Defense and Aerospace Portfolio,
1989-1990; Fidelity Select Environmental
Services Portfolio, 1991; joined Fidelity in
1986
(checkmark)
DIVERSIFIED INTERNATIONAL

INVESTMENT CHANGES




GEOGRAPHIC DIVERSIFICATION (% OF FUND'S INVESTMENTS)

AS OF OCTOBER 31, 1998
UNITED STATES 11.1%
FRANCE 12.6%
ROW: 1, COL: 1, VALUE: 12.6
ROW: 1, COL: 2, VALUE: 7.4
ROW: 1, COL: 3, VALUE: 5.2
ROW: 1, COL: 4, VALUE: 13.4
ROW: 1, COL: 5, VALUE: 6.3
ROW: 1, COL: 6, VALUE: 24.0
ROW: 1, COL: 7, VALUE: 3.7
ROW: 1, COL: 8, VALUE: 6.9
ROW: 1, COL: 9, VALUE: 9.4
ROW: 1, COL: 10, VALUE: 11.1
GERMANY 7.4%
UNITED KINGDOM 9.4%
SWITZERLAND 6.9%
ITALY 5.2%
JAPAN 13.4%
SWEDEN 3.7%
OTHER 24.0%
NETHERLANDS 6.3%
AS OF APRIL 30, 1998
CANADA 5.4%
UNITED STATES 5.7%
ROW: 1, COL: 1, VALUE: 5.4
ROW: 1, COL: 2, VALUE: 9.1
ROW: 1, COL: 3, VALUE: 6.6
ROW: 1, COL: 4, VALUE: 11.1
ROW: 1, COL: 5, VALUE: 8.300000000000001
ROW: 1, COL: 6, VALUE: 30.7
ROW: 1, COL: 7, VALUE: 5.0
ROW: 1, COL: 8, VALUE: 7.3
ROW: 1, COL: 9, VALUE: 10.8
ROW: 1, COL: 10, VALUE: 5.7
UNITED KINGDOM 10.8%
FRANCE 9.1%
GERMANY 6.6%
SWITZERLAND 7.3%
SWEDEN 5.0%
JAPAN 11.1%
NETHERLANDS 8.3%
OTHER 30.7%
ASSET ALLOCATION

                        % OF FUND'S  % OF FUND'S
                        INVESTMENTS  INVESTMENTS
                                     6 MONTHS AGO

Stocks and closed-end   89.5         94.5
investment companies

Bonds                   1.0          1.1

Short-term investments  9.5          4.4


TOP TEN STOCKS AS OF OCTOBER 31, 1998

                                          % OF FUND'S   % OF FUND'S
                                          INVESTMENTS   INVESTMENTS
                                                        IN THESE STOCKS
                                                        6 MONTHS AGO

Novartis AG (Reg.)                         1.7          1.6
(Switzerland, Drugs & Pharmaceuticals)

Nestle SA (Reg.)                           1.6          1.4
(Switzerland, Foods)

Unilever NV (NY shares)                    1.6          1.0
(Netherlands, Household Products)

Assicurazioni Generali Spa                 1.4          0.6
(Italy, Insurance)

Telefonica de Espana SA                    1.3          1.3
 sponsored ADR
(Spain, Telephone Services)

Axa SA                                     1.2          0.4
(France, Insurance)

Total SA Class B                           1.2          0.7
(France, Oil & Gas)

Shell Transport & Trading Co. PLC (Reg.)   1.2          1.2
(United Kingdom, Oil & Gas)

Elf Aquitaine sponsored ADR                1.2          1.0
(France, Oil & Gas)

Vivendi SA                                 1.2          0.0
(France, Water)

TOP TEN MARKET SECTORS AS OF OCTOBER 31, 1998

                                               % OF FUND'S   % OF FUND'S
                                               INVESTMENTS   INVESTMENTS
                                                             IN THESE
                                                             MARKET SECTORS
                                                             6 MONTHS AGO

FINANCE                                         20.6         24.8

UTILITIES                                       11.4         9.6

NONDURABLES                                     8.5          7.3

HEALTH                                          7.0          5.5

ENERGY                                          6.8          5.9

TECHNOLOGY                                      5.8          4.7

DURABLES                                        4.7          4.9

BASIC INDUSTRIES                                4.3          7.6

MEDIA & LEISURE                                 3.9          4.4

INDUSTRIAL MACHINERY & EQUIPMENT                3.2          4.3

DIVERSIFIED INTERNATIONAL

INVESTMENTS OCTOBER 31, 1998

Showing Percentage of Total Value of Investment in Securities



COMMON STOCKS - 81.5%

                                                                    SHARES           VALUE (NOTE 1)

AUSTRALIA - 1.8%

AAPT Ltd. (a)                                                        759,123         $ 1,514,967

Australia & New Zealand Banking                                      500,000          2,853,199
Group Ltd.

Australian Oil & Gas Corp. Ltd.                                      300,000          224,514

Commonwealth Bank of Australia (e)                                   500,000          6,202,199

FAI Insurances Ltd.                                                  8,491,340        3,812,849

Fosters Brewing Group Ltd.                                           500,000          1,225,472

National Mutual Property Trust                                       1,033,333        863,547

News Corp. Ltd. sponsored ADR                                        150,000          3,628,125
(ltd. vtg.)

North Ltd.                                                           200,000          386,164

OzEmail Ltd. ADR                                                     50,000           493,750

Resolute Ltd.                                                        1,000,000        860,637

Savage Resources Ltd.                                                500,000          286,879

Savage Resources Ltd. warrants 11/30/98 (a)                          5,500            3

TAB Ltd.                                                             800,000          1,521,706

Tyndall Australia Ltd.                                               1,600,000        1,935,810

Westfield Trust                                                      1,000,000        2,076,755

WMC Ltd.                                                             2,010,245        6,806,279

                                                                                      34,692,855

AUSTRIA - 0.3%

Austria Tabak AG (e)                                                 60,000           4,227,349

RHI AG                                                               50,000           1,568,071

                                                                                      5,795,420

BAHAMAS (NASSAU) - 0.2%

Sun International Hotels Ltd. (a)                                    75,000           3,000,000

BELGIUM - 0.6%

Mobistar SA (a)                                                      12,142           531,678

Mobistar SA (a)(e)                                                   25,000           1,094,709

Telinfo SA                                                           100,000          10,640,164

                                                                                      12,266,551

BERMUDA - 0.6%

RenaissanceRe Holdings Ltd.                                          100,000          3,775,000

Terra Nova Bermuda Holdings Ltd.                                     300,000          8,325,000
Class A

                                                                                      12,100,000

BRAZIL - 0.7%

Compania Cervejaria Brahma PN:

(Pfd. Reg.)                                                          3,000,000        1,408,274

warrants 4/30/03 (a)                                                 188,529          7,902

Telebras sponsored ADR PFD-Holdr (a)                                 175,000          13,289,063

                                                                                      14,705,239

CANADA - 2.9%

Alberta Energy Co. Ltd.                                              300,000          6,999,806

Barrick Gold Corp.                                                   100,000          2,125,867

BCE, Inc.                                                            575,000          19,490,894

Cambior, Inc.                                                        200,000          991,639

Canadian Natural Resources Ltd. (a)                                  225,000          3,937,391



                                                                    SHARES           VALUE (NOTE 1)

Chum Ltd. Class B                                                    40,000          $ 855,532

COM DEV International Ltd. (a)                                       35,000           133,839

Connor Clark Ltd. Class A (non-vtg.)                                 100,000          324,065

Corel Corp. (a)                                                      100,000          196,383

Harrowston, Inc. Class A (a)                                         250,000          842,569

Kinross Gold Corp. (a)                                               200,000          512,023

Marsulex, Inc. (a)                                                   75,000           243,049

Newcourt Credit Group, Inc.                                          10,000           328,926

Penn West Petroleum Ltd. (a)                                         100,000          1,289,779

Potash Corp. of Saskatchewan                                         150,000          10,353,879

Prudential Steel Ltd.                                                150,000          758,312

Russel Metals, Inc.                                                  30,000           58,332

Suncor Energy, Inc.                                                  175,000          5,557,716

Teleglobe, Inc.                                                      50,000           1,367,555

Wescam, Inc. (a)                                                     23,300           63,426

                                                                                      56,430,982

CHILE - 0.1%

Santa Isabel SA sponsored ADR                                        250,000          1,453,125

DENMARK - 1.8%

Danisco AS                                                           100,000          5,533,823

Den Danske Bank Group AS                                             25,000           3,399,008

F. Junckers Industrier AS (a)(d)                                     100,000          3,975,448

FIH AS Class B                                                       75,000           1,729,320

Novo-Nordisk AS Class B                                              40,000           4,675,126

Sydbank AS                                                           100,000          4,500,207

Tryg Baltica Forsikring AS (Reg.)                                    100,000          2,703,304

Unidanmark AS Class A                                                100,000          7,632,859

Vest-Wood AS                                                         15,000           1,097,224

                                                                                      35,246,319

FINLAND - 2.3%

Enso OY Class R                                                      300,000          2,325,350

Helsinki Telephone Corp. Class E                                     125,000          6,856,802

Kesko OY                                                             200,000          2,981,218

Merita Ltd. Series A                                                 500,000          2,683,096

Metsa Tissue PLC                                                     582,900          4,981,556

Metsa-Serla Ltd. Class B Free Shares                                 300,000          2,271,688

OY Nokia AB sponsored ADR                                            160,000          14,890,000

Rauma OY                                                             100,000          1,182,550

UPM-Kymmene Corp.                                                    250,000          5,987,280

Valmet OY                                                            100,000          1,071,251

                                                                                      45,230,791

FRANCE - 12.2%

Accor SA                                                             40,000           8,414,298

Alcatel Alsthom Compagnie Generale d'Electricite SA sponsored ADR    250,000          5,500,000

Atos SA (a)                                                          15,000           2,833,607

Axa SA                                                               210,000          23,772,014

Cap Gemini SA                                                        100,000          15,051,282

CNP Assurances (a)                                                   89,800           3,057,703

Compagnie Financiere de Paribas                                      50,000           3,680,805
Class A (Reg.)

COMMON STOCKS - CONTINUED

                                                                    SHARES           VALUE (NOTE 1)

FRANCE - CONTINUED

Credit Commercial de France                                          50,000          $ 3,516,773

Dexia France                                                         25,000           3,690,719

Elf Aquitaine sponsored ADR                                          400,000          23,200,000

Eurafrance (Societe)                                                 15,000           7,627,485

Groupe Danone                                                        75,000           19,859,581

Immobiliere Marseillaise Ste Class B                                 1,000            1,948,555

Isis SA                                                              63,955           5,003,239

Lafarge SA                                                           50,000           5,119,239

Lagardere S.C.A. (Reg.)                                              100,000          4,030,499

Marine Wendel SA                                                     40,000           6,539,647

Pernod-Ricard                                                        100,000          6,669,431

Rhone-Poulenc SA Class A                                             200,000          9,337,498

Scor SA                                                              225,000          12,921,571

Societe Generale, France Class A                                     100,000          13,248,734

Total SA Class B                                                     200,000          23,400,000

Union Assurancesfederales SA                                         75,000           9,395,786

Vivendi SA                                                           100,000          22,874,344

                                                                                      240,692,810

GERMANY - 6.1%

Aachener & Muenchener Beteiligungs AG                                10,000           1,381,499

Adidas-Salomon AG                                                    15,000           1,768,440

Aixtron AG                                                           6,000            1,017,533

Allianz AG (Reg.)                                                    30,000           10,311,366

BASF AG                                                              300,000          12,767,231

Bayer AG                                                             187,300          7,698,098

Buderus AG                                                           10,000           4,195,889

Commerzbank AG                                                       100,000          3,029,021

Daimler-Benz AG (a)                                                  150,000          11,824,380

Depfa Bank AG                                                        100,000          8,041,112

Deutsche Bank AG                                                     150,000          9,431,681

Deutsche Telekom AG                                                  325,000          8,806,832

Hoechst AG                                                           50,000           2,107,920

Mannesmann AG                                                        210,000          20,733,374

SAP AG (Systeme Anwendungen Produkte)                                20,000           8,464,329

Siemens AG                                                           100,000          6,166,868

Teles AG (a)                                                         10,000           1,133,615

Veba AG                                                              30,000           1,666,868

                                                                                      120,546,056

HONG KONG - 0.1%

Jardine Strategic Holdings Ltd.                                      400,000          640,000

Johnson Electric Holdings Ltd.                                       800,000          1,859,384

                                                                                      2,499,384

INDONESIA - 0.0%

PT Bank PAN Indonesia (For. Reg.)                                    660              19

IRELAND - 1.5%

Anglo-Irish Bank Corp. PLC                                           2,000,000        4,856,050

Bank of Ireland, Inc.                                                100,000          1,829,391

CBT Group PLC sponsored ADR (a)                                      150,000          1,790,625



                                                                    SHARES           VALUE (NOTE 1)

Elan Corp. PLC ADR (a)                                               110,000         $ 7,706,875

Hibernian Group PLC                                                  250,000          2,445,625

Independent Newspapers PLC                                           99,053           389,781

Irish Life PLC                                                       1,100,000        9,762,335

Ryan Hotels PLC                                                      1,000,000        920,975

Saville Systems PLC sponsored ADR (a)                                18,100           305,438

                                                                                      30,007,095

ISRAEL - 0.3%

ECI Telecom Ltd.                                                     50,000           1,656,250

ESC Medical Systems Ltd. (a)                                         200,000          1,625,000

Forsoft Ltd. (a)                                                     120,000          1,290,000

Galileo Technology Ltd. (a)                                          100,000          1,575,000

Nice Systems Ltd. sponsored ADR (a)                                  25,000           475,000

                                                                                      6,621,250

ITALY - 4.4%

Aem Spa (a)                                                          1,500,000        2,038,219

Alitalia Linee Aeree Italiane Class A (a)                            2,000,000        5,700,655

Assicurazioni Generali Spa                                           750,000          26,795,890

Banca Commerciale Italiana Spa                                       750,000          4,645,159

Banca di Roma (a)                                                    1,250,000        2,183,916

Eni Spa sponsored ADR                                                125,000          7,593,750

Istituto Nazionale Delle Assicurazioni Spa                           2,000,000        5,540,435

SAES Getters Spa sponsored ADR                                       122,400          612,000

Telecom Italia Mobile Spa                                            1,500,000        8,731,688

Telecom Italia Spa                                                   2,500,000        18,110,372

Unicredito Italiano Spa                                              1,000,000        5,394,891

                                                                                      87,346,975

JAPAN - 13.4%

Acom Co. Ltd.                                                        175,000          9,808,438

Amway Japan Ltd. sponsored ADR                                       150,000          815,625

Bank of Tokyo-Mitsubishi Ltd. ADR                                    100,000          975,000

BellSystem24, Inc.                                                   50,000           9,642,704

Canon, Inc.                                                          225,000          4,271,416

Chugoku Electric Power Co.                                           25,000           471,373

Chukyo Coca-Cola Bottling Co.                                        200,000          1,721,911

Computer Engineering & Consulting Ltd.                               50,000           766,251

Daiichi Pharmaceutical Co. Ltd.                                      250,000          4,186,397

Daiwa House Industry Co. Ltd.                                        100,000          1,132,157

Fuji Coca-Cola Bottling Co. Ltd.                                     300,000          2,737,839

Fuji Heavy Industries Ltd.                                           400,000          1,997,417

Fuji Photo Film Co. Ltd.                                             500,000          18,381,404

Fuji Soft ABC, Inc.                                                  25,000           947,051

Fujirebio, Inc.                                                      75,000           229,875

Fujitsu Business Systems Ltd.                                        100,000          1,046,922

Fujitsu Ltd.                                                         150,000          1,601,378

Hokkaido Coco-Cola Bottling Co. Ltd.                                 250,000          2,305,209

Honda Motor Co. Ltd.                                                 150,000          4,520,017

Horipro, Inc.                                                        50,000           288,420

Isewan Terminal Service Co. Ltd.                                     250,000          497,202

Itoki Crebio Corp.                                                   200,000          359,879

COMMON STOCKS - CONTINUED

                                                                    SHARES           VALUE (NOTE 1)

JAPAN - CONTINUED

Jichodo Co. Ltd.                                                     150,000         $ 1,046,061

Jusco Co. Ltd.                                                       50,000           809,298

Kansai Electric Power Co., Inc.                                      25,000           537,021

Kao Corp.                                                            1,050,000        21,334,482

Kawagishi Bridge Works Co. Ltd.                                      200,000          532,071

Keiiyu Co. Ltd.                                                      150,000          710,288

Kinki Coca-Cola Bottling Co. Ltd.                                    250,000          3,271,632

Kirin Brewery Co. Ltd.                                               25,000           273,353

Kuraray Co. Ltd.                                                     250,000          2,675,420

Kyushu Electric Power Co., Inc.                                      75,000           1,443,177

Levi Strauss Japan                                                   500,000          5,596,212

Mabuchi Motors Co. Ltd.                                              100,000          6,543,263

Maezawa Kasei Industries Co. Ltd.                                    8,200            74,128

Matsushita Communication Industrial                                  100,000          4,640,551
Co. Ltd.

Matsushita Electric Industrial Co. Ltd.                              300,000          4,422,524

Minebea Co. Ltd.                                                     600,000          5,656,479

Minolta Co. Ltd.                                                     400,000          2,021,524

Mitsui Marine & Fire Insurance Co. Ltd. (a)                          600,000          2,990,960

Murakami Corp.                                                       30,000           96,858

Nagase & Co. Ltd.                                                    50,000           193,715

NGK Insulators Ltd.                                                  350,000          3,902,282

Nichicon Corp.                                                       300,000          3,267,327

Nintendo Co. Ltd.                                                    100,000          8,489,023

Nippon Telegraph & Telephone Corp.                                   500              3,925,958

Nishio Rent All Co. Ltd.                                             50,000           327,163

Nomura Securities Co. Ltd.                                           1,100,000        8,334,051

NTT Data Corp.                                                       300              1,273,353

Ntt Mobile Communication Network, Inc. (a)(e)                        100              3,624,624

Omron Corp.                                                          125,000          1,226,862

Orix Corp. (a)                                                       225,000          16,175,205

Promise Co. Ltd.                                                     75,000           3,402,927

Ricoh Elemex Corp.                                                   150,000          1,022,815

Riken Vitamin Oil Co. Ltd.                                           400,000          3,168,317

Rohm Co. Ltd.                                                        50,000           4,433,922

Sangetsu Co. Ltd.                                                    100,000          1,239,776

Sankyo Co. Ltd.                                                      27,000           611,365

Sanyo Coca-Cola Bottling Co. Ltd.                                    100,200          1,164,615

Secom Ltd.                                                           100,000          7,447,267

Sekisui House Ltd.                                                   300,000          2,998,709

Senshu Electric Co. Ltd.                                             57,000           245,372

Shikoku Coca-Cola Bottling Co. Ltd.                                  300,000          3,357,727

Shohkoh Fund & Co. Ltd.                                              5,000            1,526,044

Snow Brand Milk Products Co. Ltd.                                    100,000          370,211

Sonton Food Industry Co. Ltd.                                        36,000           308,704

Sony Corp.                                                           100,000          6,583,814

Takeda Chemical Industries Ltd.                                      300,000          9,789,066

Takefuji Corp.                                                       100,000          5,346,535

Terumo Corp.                                                         150,000          3,164,012

THK Co. Ltd.                                                         125,000          1,291,434

Tohoku Electric Power Co., Inc.                                      75,000           1,314,034



                                                                    SHARES           VALUE (NOTE 1)

Tokio Marine & Fire Insurance Co. Ltd. (The)                         500,000         $ 5,703,832

Tokyo Electric Power Co.                                             125,000          3,174,774

Tokyo Style Co. Ltd.                                                 50,000           501,076

Toyo Information System Co. Ltd.                                     50,000           774,860

Toyoda Automatic Loom Works Ltd.                                     500,000          8,179,079

Toyota Corolla Gifu Co. Ltd.                                         16,000           172,191

Toyota Motor Corp.                                                   125,000          3,013,345

                                                                                      264,424,573

KOREA (SOUTH) - 0.1%

Nam Yang Dairy Products                                              25,000           1,705,192

LUXEMBOURG - 0.2%

Espirito Santo Financial Holding SA ADR                              125,000          2,109,375

Quilmes Industrial SA sponsored ADR                                  150,000          1,378,125

                                                                                      3,487,500

MEXICO - 0.0%

Grupo Radio Centro SA de CV sponsored ADR                            100,000          456,250

NETHERLANDS - 6.2%

ABN AMRO Holding NV                                                  250,000          4,687,416

Aegon NV                                                             50,000           4,341,887

Akzo Nobel NV                                                        200,000          7,778,433

Elsevier NV                                                          100,000          1,408,903

Fortis Amev NV                                                       15,000           974,715

Fugro NV                                                             34,925           946,700

ING Groep NV                                                         310,000          15,012,589

Koninklijke Boskalis Westminster NV                                  50,000           674,988

Koninklijke KPN NV                                                   100,000          3,889,216

Koninklijke Pakhoed NV                                               60,000           1,478,545

Philips Electronics NV (Bearer)                                      225,000          12,346,880

Samas Groep NV                                                       125,000          2,082,552

Smit International NV                                                100,004          2,255,407

STMicroelectronics NV (a)                                            50,000           3,040,625

Telegraaf Holdings CVA                                               150,000          3,792,789

TNT Post Group NV                                                    400,000          10,714,094

Unilever NV (NY shares)                                              420,000          31,605,000

Vedior NV                                                            250,000          6,374,886

VNU                                                                  50,000           1,730,326

Wolters Kluwer NV                                                    30,000           5,817,753

                                                                                      120,953,704

NEW ZEALAND - 0.3%

Auckland International Airport Ltd. (a)(e)                           200,000          264,675

Brierley Investments Ltd.                                            4,000,000        910,482

Fletcher Challenge Ltd.:

Forestry Division                                                    3,000,000        1,016,352

Paper Division                                                       600,000          381,132

Energy Division sponsored ADR                                        75,000           1,387,500

Tranz Rail Holdings Ltd. sponsored ADR                               250,000          1,328,125

                                                                                      5,288,266

COMMON STOCKS - CONTINUED

                                                                    SHARES           VALUE (NOTE 1)

NORWAY - 0.5%

Bergensbanken ASA                                                    38,700          $ 259,476

Choice Hotels Skandanavia ASA (a)                                    150,000          197,039

Merkantildata                                                        150,000          1,518,842

Petroleum Geo-Services ASA sponsored ADR (a)                         50,000           1,068,750

Saga Petroleum AS Class A                                            150,000          1,919,077

Schibsted AS Series B                                                500,000          5,268,055

                                                                                      10,231,239

PANAMA - 0.2%

Banco Latinamericano de Exporaciones SA Class E                      135,000          2,927,813

PORTUGAL - 0.7%

Electricidade de Portugal SA                                         100,000          2,517,536

Portugal Telecom SA                                                  60,000           2,847,038

Telecel Comunicacoes Pessoais SA                                     40,000           7,379,900

                                                                                      12,744,474

RUSSIA - 0.0%

Vimpel Communications sponsored ADR (a)                              75,000           881,250

SINGAPORE - 0.3%

Datacraft Asia Ltd.                                                  300,000          966,000

Delgro Corp. Ltd.                                                    500,000          569,757

Flextronics International (a)                                        30,000           1,558,125

Haw Par Brothers International Ltd.                                  1,228,000        1,096,766

Times Publishing Ltd.                                                1,200,000        1,803,511

                                                                                      5,994,159

SOUTH AFRICA - 0.7%

Anglogold Ltd.                                                       200,000          10,214,596

Samancor Ltd.                                                        100,000          772,367

South African Brewers Ltd.                                           100,000          1,949,733

                                                                                      12,936,696

SPAIN - 2.0%

Banco Santander SA sponsored ADR                                     79,900           1,473,156

Mapfre Vida SA                                                       70,000           2,781,095

Repsol SA sponsored ADR                                              150,000          7,500,000

Telefonica de Espana SA sponsored ADR                                180,000          24,648,750

Union Electrica Fenosa SA                                            150,000          2,436,034

                                                                                      38,839,035

SWEDEN - 3.7%

Asticus AB (a)                                                       350,000          2,989,263

Astra AB Class A                                                     300,000          4,926,058

Celsius Industrier AB Class B                                        350,000          5,618,916

Electrolux AB                                                        225,000          3,395,430

Finnveden Invest AB Series B                                         100,000          1,714,572

Hemkopskedjan AB Series B                                            250,000          2,568,647

Investor AB Class B Free shares                                      80,000           3,123,475

Kinnevik Investment AB Series B                                      425,000          11,025,918

Louis Gibeck AB Series B                                             41,000           179,035



                                                                    SHARES           VALUE (NOTE 1)

Mandator AB                                                          50,000          $ 1,605,404

Mo Och Domsjoe AB Series B                                           150,000          3,506,203

Modern Times Group AB Series B (a)                                   300,000          3,275,025

NetCom Systems AB Series B (a)                                       80,000           3,010,454

Nordbanken Holding AB                                                350,000          2,103,722

Ortivus AB Series B (a)                                              100,000          680,691

Semcon AB                                                            100,000          866,918

Skandinaviska Enskilda Banken Class A                                100,000          1,014,616

Societe Europeene de Communication SA sponsored ADR:

 Class A                                                             8,000            251,449

 Class B                                                             72,000           2,263,037

Svedala Industri AB Free shares                                      100,000          1,579,718

Svenska Handelsbanken                                                100,000          4,219,003

Swedish Match Co.                                                    3,500,000        12,361,614

                                                                                      72,279,168

SWITZERLAND - 6.6%

Bank for International Settlements                                   500              3,227,537

Bucher Holding AG (Bearer)                                           1,500            1,391,632

Credit Suisse Group (Reg.)                                           100,000          15,407,095

Edipresse SA (Bearer)                                                25,000           6,843,488

Julius Baer Holding AG                                               860              2,640,476

Nestle SA (Reg.)                                                     15,000           31,960,937

Novartis AG (Reg.)                                                   18,000           32,493,620

PubliGroupe SA                                                       10,000           2,663,411

Richemont Compagnie Financier                                        2,000            2,663,411
Class A unit

Roche Holding AG participation certificates                          1,000            11,689,417

Swiss Reinsurance Co. (Reg.)                                         2,500            5,578,367

UBS AG (a)                                                           50,000           13,742,463

                                                                                      130,301,854

UNITED KINGDOM - 9.4%

Allied Domecq PLC                                                    600,000          5,525,850

Allied Zurich PLC (a)                                                1,000,000        11,888,950

Amvescap PLC                                                         100,000          766,921

Antofagasta Holdings PLC                                             900,000          2,938,748

Asda Group PLC                                                       1,000,000        2,695,945

Barclays PLC                                                         100,000          2,155,082

Billiton PLC                                                         2,000,000        4,906,285

Biocompatibles International PLC (a)                                 100,000          123,913

British American Tobacco PLC                                         600,000          5,420,357

British Petroleum Co. PLC ADR                                        200,000          17,687,500

Corporate Services Group PLC                                         200,000          499,001

Diageo PLC                                                           350,000          3,780,184

Dialog Corp. PLC (a)                                                 150,000          394,345

Dorling Kindersley Holdings PLC                                      500,000          2,034,518

Ecsoft Group PLC sponsored ADR (a)                                   25,000           550,000

Ellis & Everard PLC                                                  800,000          2,786,368

Energis PLC (a)                                                      250,000          3,369,931

Glaxo Wellcome PLC sponsored ADR                                     105,000          6,536,250

Hanson PLC                                                           600,000          4,236,318

COMMON STOCKS - CONTINUED

                                                                    SHARES           VALUE (NOTE 1)

UNITED KINGDOM - CONTINUED

House of Fraser PLC                                                  350,000         $ 380,949

Hyder PLC                                                            300,000          4,119,270

IBC Group PLC                                                        150,000          846,460

Lloyds TSB Group PLC                                                 200,000          2,469,888

Logica PLC                                                           65,000           2,195,897

Man (E D & F) Group PLC                                              500,000          2,767,111

Misys PLC                                                            250,000          1,754,039

National Grid Group PLC                                              600,000          4,109,223

Paterson Zochonis PLC Class A (non-vtg.)                             256,700          1,354,009

Rio Tinto PLC (Reg.)                                                 200,000          2,428,025

Royal & Sun Alliance Insurance                                       500,000          4,579,758
Group PLC

Scottish Hydro-Electric PLC                                          250,000          2,568,264

Severn Trent PLC                                                     500,000          8,699,028

Shell Transport & Trading Co. PLC (Reg.)                             3,800,000        23,268,584

Signet Group PLC (a)                                                 2,400,000        1,283,605

SmithKline Beecham PLC ADR                                           235,000          14,981,250

Stakis PLC                                                           700,000          1,148,707

Tomkins PLC                                                          1,250,000        5,787,491

Unilever PLC ADR                                                     300,000          12,243,750

Vodafone Group PLC sponsored ADR                                     60,000           8,077,500

Wetherspoon (JD) PLC                                                 200,000          663,102

WPP Group PLC                                                        300,000          1,491,980

                                                                                      185,514,356

UNITED STATES OF AMERICA - 1.3%

Cellular Communications International, Inc. (a)                      80,000           4,972,500

Orthofix International NV (a)                                        642,900          8,196,975

Pharmacia & Upjohn, Inc.                                             250,000          13,234,375

                                                                                      26,403,850


TOTAL COMMON STOCKS          1,604,004,250
(Cost $1,449,278,621)


PREFERRED STOCKS - 1.5%



CONVERTIBLE PREFERRED STOCKS - 0.5%

AUSTRALIA - 0.5%

National Australia Bank Ltd. $1.97 EXCAPS            75,000                   1,982,813

St. George Bank Ltd. Primary $4.50 STRYPES (a)(e)    100,000                  4,987,500

Village Roadshow Ltd. $3.25 PRIDES (a)(e)            75,000                   3,075,000

                                                                              10,045,313



                                                    SHARES                   VALUE (NOTE 1)

NONCONVERTIBLE PREFERRED STOCKS - 1.0%

GERMANY - 0.6%

Marschollek Lautenschlaeger und                      6,000                   $ 3,047,158
Partner AG

Volkswagen AG                                        200,000                  9,371,221

                                                                              12,418,379

ITALY - 0.3%

Telecom Italia Spa Risp                              1,000,000                5,073,840

PORTUGAL - 0.1%

Lusomundo-SGPS, SA (non-vtg.)                        100,000                  1,177,129

TOTAL NONCONVERTIBLE PREFERRED STOCKS                                         18,669,348

TOTAL PREFERRED STOCKS                                           28,714,661
(Cost $26,768,746)



CLOSED-END INVESTMENT COMPANIES - 6.5%



ARGENTINA - 0.0%

Argentina Fund, Inc.                                       30,000                    290,625

AUSTRALIA - 0.0%

First Australia Fund, Inc.                                 100,000                   656,250

AUSTRIA - 0.2%

Austria Fund, Inc.                                         350,000                   3,478,125

BRAZIL - 0.2%

Brazil Fund, Inc.                                          260,000                   3,575,000

CANADA - 0.3%

Economic Investment Trust Ltd.                             63,592                    3,915,510

United Corporations Ltd.                                   82,966                    2,339,115

                                                                                     6,254,625

CHILE - 0.2%

Chile Fund, Inc.                                           150,000                   1,406,250

Five Arrows Chile Investment Trust Ltd.                    1,250,000                 1,875,000

Genesis Chile Fund                                         35,000                    717,500

                                                                                     3,998,750

CHINA - 0.1%

China Fund, Inc.                                           175,000                   1,531,250

EMERGING MARKETS - 0.9%

Asia Tigers Fund, Inc.                                     500,000                   3,062,500

Central European Equity Fund, Inc.                         150,000                   1,959,375

Emerging Markets Infrastructure                            480,000                   3,330,000
Fund, Inc.

Emerging Markets Telecommunications Fund, Inc.             250,000                   2,437,500

Scudder New Europe Fund, Inc.                              250,000                   4,687,500

Southern Africa Fund, Inc.                                 75,000                    768,750

Templeton Dragon Fund, Inc.                                280,000                   2,362,500

                                                                                     18,608,125

CLOSED-END INVESTMENT COMPANIES - CONTINUED

                                                          SHARES                    VALUE (NOTE 1)

FRANCE - 0.3%

France Growth Fund, Inc.                                   450,000                  $ 6,075,000

GERMANY - 0.7%

Emerging Germany Fund, Inc.                                150,000                   2,015,625

New Germany Fund, Inc. (The)                               750,000                   12,234,375

                                                                                     14,250,000

HONG KONG - 0.1%

Asia Pacific Fund, Inc.                                    100,000                   631,250

Greater China Fund, Inc.                                   125,000                   851,563

                                                                                     1,482,813

INDIA - 0.1%

India Fund                                                 275,000                   1,701,563

India Growth Fund                                          75,000                    562,500

Jardine Fleming India Fund, Inc.                           120,000                   667,500

                                                                                     2,931,563

ISRAEL - 0.1%

First Israel Fund, Inc.                                    125,000                   1,421,875

ITALY - 0.2%

Italy Fund, Inc. (The)                                     285,000                   3,847,500

KOREA (SOUTH) - 0.0%

Korea Fund, Inc. (The) (a)                                 50,000                    415,625

MEXICO - 0.3%

Mexico Fund, Inc. (The)                                    600,000                   6,750,000

MULTI-NATIONAL - 1.4%

Blackrock North American Government Income Trust, Inc.     650,000                   6,418,750

MFS Government Markets Income Trust                        1,600,000                 10,800,000

Morgan Stanley Asia-Pacific Fund, Inc.                     250,000                   1,750,000

RCM Strategic Global Government                            300,000                   3,056,250
Fund, Inc.

Strategic Global Income Fund, Inc.                         400,000                   4,800,000

                                                                                     26,825,000

PORTUGAL - 0.2%

Portugal Fund, Inc.                                        158,900                   3,029,031

SINGAPORE - 0.1%

Singapore Fund, Inc.                                       125,000                   796,875

WEBS Index Fund, Inc.                                      99,000                    519,750

                                                                                     1,316,625

SPAIN - 0.4%

Growth Fund of Spain, Inc.                                 190,000                   4,191,875

Spain Fund, Inc.                                           200,000                   3,400,000

                                                                                     7,591,875

SWITZERLAND - 0.3%

Swiss Helvetia Fund, Inc.                                  400,000                   5,975,000



                                                          SHARES                    VALUE (NOTE 1)

TAIWAN - 0.4%

Taiwan Equity Fund, Inc.                                   120,000                  $ 1,072,500

Taiwan Fund, Inc.                                          490,000                   6,829,375

                                                                                     7,901,875

THAILAND - 0.0%

Thai Euro Fund Ltd.                                        50,000                    325,000

TOTAL CLOSED-END INVESTMENT COMPANIES                                  128,531,532
(Cost $133,671,390)



CORPORATE BONDS - 1.0%

MOODY'S RATINGS (UNAUDITED) (F)                                        PRINCIPAL
                                                                       AMOUNT (C)

CONVERTIBLE BONDS - 0.9%

FRANCE - 0.1%

Axa SA 4.5% 1/1/99                                         -      FRF   25,000                    2,969,699

ISRAEL - 0.1%

Tecnomatix Tech Ltd. 5.25% 8/15/04                         -            2,725,000                 1,853,000

ITALY - 0.3%

Banca Popolare di Milano 2.5% 4/15/08 (e)                  A-     ITL   50,000,000                5,448,372

NETHERLANDS - 0.1%

Bilbao Vizcaya Investments BV 3.5% 7/12/06                 Aa3          1,000,000                 2,580,000

UNITED STATES OF AMERICA - 0.3%

Nestle Holdings, Inc. 3% 6/17/02                           -            4,000,000                 5,600,000

TOTAL CONVERTIBLE BONDS                                                                           18,451,071

NONCONVERTIBLE BONDS - 0.1%

INDONESIA - 0.1%

Indah Kiat International Finance Co. BV 11.375% 6/15/99    Caa1         1,000,000                 820,000

TOTAL CORPORATE BONDS                                                                19,271,071
(Cost $16,053,497)



CASH EQUIVALENTS - 9.5%

                                       SHARES

Taxable Central Cash Fund (b)           186,572,367                    186,572,367
(Cost $186,572,367)

TOTAL INVESTMENT IN SECURITIES - 100%                $ 1,967,093,881
(Cost $1,812,344,621)


CURRENCY ABBREVIATIONS

FRF                     -   French franc

ITL                     -   Italian lira

SECURITY TYPE ABBREVIATIONS

EXCAPS - Exchangeable Capital Units
PRIDES - Preferred Redeemable Increased Dividend Equity Securities STRYPES - Structured Yield Product Exchangeable for Common Stock LEGEND
(a) Non-income producing
(b) At period end, the seven-day yield on the Taxable Central Cash Fund was 4.96%. The yield refers to the income earned by investing in the fund over the seven-day period, expressed as an annual percentage.
(c) Principal amount is stated in United States dollars unless otherwise noted.
(d) Affiliated company (see Note 7 of Notes to Financial Statements).
(e) Security exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. At the period end, the value of these securities amounted to $28,924,428 or 1.5% of net assets.
(f) Standard & Poor's credit ratings are used in the absence of a rating by Moody's Investor Services, Inc.
OTHER INFORMATION
Purchases and sales of securities, other than short-term securities, aggregated $1,941,049,106 and $1,586,428,121, respectively (see Note 3 of Notes to Financial Statements).
The fund placed a portion of its portfolio transactions with brokerage firms which are affiliates of Fidelity Management & Research Company. The commissions paid to these affiliated firms were $110,685 for the period (see Note 4 of Notes to Financial Statements).
The fund participated in the interfund lending program as a lender. The maximum loan and average daily balances during the period for which loans were outstanding amounted to $59,261,000 and $49,119,000, respectively. The weighted average interest rate was 5.74%. Interest earned from the interfund lending program amounted to $23,496 and is included in interest income on the Statement of Operations (see Note 2 of Notes to Financial Statements).
Transactions during the period with companies which are or were affiliates are as follows:
 PURCHASES SALES DIVIDEND VALUE
AFFILIATE COST COST INCOME
Vae AG  $ - $ 811,415 $ - $ -
F. Junckers Industrier AS   1,496,056  -  -  3,975,448
TOTALS  $ 1,496,056 $ 811,415 $ - $ 3,975,448
INCOME TAX INFORMATION
At October 31, 1998, the aggregate cost of investment securities for income tax purposes was $1,822,841,509. Net unrealized appreciation aggregated $144,252,372, of which $261,544,402 related to appreciated investment securities and $117,292,030 related to depreciated investment securities.
The fund hereby designates approximately $41,259,000 as a capital gain dividend for the purpose of the dividend paid deduction.
MARKET SECTOR DIVERSIFICATION (UNAUDITED)
As a Percentage of Total Value of Investment in Securities
AEROSPACE & DEFENSE                 0.3%

BASIC INDUSTRIES                    4.3

CASH EQUIVALENTS                    9.5

CLOSED-END INVESTMENT COMPANIES     6.5

CONSTRUCTION & REAL ESTATE          1.5

DURABLES                            4.7

ENERGY                              6.8

FINANCE                             20.6

HEALTH                              7.0

HOLDING COMPANIES                   1.2

INDUSTRIAL MACHINERY & EQUIPMENT    3.2

MEDIA & LEISURE                     3.9

NONDURABLES                         8.5

PRECIOUS METALS                     1.1

RETAIL & WHOLESALE                  0.4

SERVICES                            2.3

TECHNOLOGY                          5.8

TRANSPORTATION                      1.0

UTILITIES                            11.4

                                    100.0%

DIVERSIFIED INTERNATIONAL
FINANCIAL STATEMENTS


STATEMENT OF ASSETS AND LIABILITIES
 OCTOBER 31, 1998

ASSETS

INVESTMENT IN                     $ 1,967,093,881
SECURITIES, AT
VALUE (COST
$1,812,344,
621) -
SEE
ACCOMPANYIN
G SCHEDULE

CASH                               313,102

RECEIVABLE FOR                     12,768,729
INVESTMENTS
SOLD

RECEIVABLE FOR                     4,795,496
FUND SHARES
SOLD

DIVIDENDS                          4,195,880
RECEIVABLE

INTEREST                           1,087,721
RECEIVABLE

OTHER                              23,787
RECEIVABLES

 TOTAL ASSETS                      1,990,278,596

LIABILITIES

PAYABLE FOR          $ 1,017,450
CUSTODIAN
BANK

PAYABLE FOR           35,624,940
INVESTMENTS
PURCHASED

PAYABLE FOR           6,389,856
FUND SHARES
REDEEMED

ACCRUED               1,316,658
MANAGEMENT
FEE

OTHER PAYABLES        1,114,521
AND
ACCRUED
EXPENSES

 TOTAL LIABILITIES                 45,463,425

NET ASSETS                        $ 1,944,815,171

NET ASSETS
CONSIST OF:

PAID IN CAPITAL                   $ 1,697,852,186

UNDISTRIBUTED                      23,593,280
NET INVESTMENT
INCOME

ACCUMULATED                        68,558,306
UNDISTRIBUTED
NET REALIZED
GAIN (LOSS) ON
INVESTMENTS
AND FOREIGN
CURRENCY
TRANSACTIONS

NET UNREALIZED                     154,811,399
APPRECIATION
(DEPRECIATION)
ON
INVESTMENTS
AND ASSETS
AND LIABILITIES
IN FOREIGN
CURRENCIES

NET ASSETS, FOR                   $ 1,944,815,171
113,026,139
SHARES
OUTSTANDING

NET ASSET                          $17.21
VALUE,
OFFERING PRICE
AND
REDEMPTION
PRICE PER
SHARE
($1,944,815,
171 (DIVIDED BY)
113,026,139
SHARES)

STATEMENT OF OPERATIONS

 YEAR ENDED OCTOBER 31, 1998

INVESTMENT INCOME                                                               $ 51,607,037
DIVIDENDS

INTEREST                                                                         2,214,168

                                                                                 53,821,205

LESS FOREIGN TAXES WITHHELD                                                      (4,691,845)

 TOTAL INCOME                                                                    49,129,360

EXPENSES

MANAGEMENT FEE                                                    $ 13,661,575
BASIC FEE

 PERFORMANCE ADJUSTMENT                                            1,780,998

TRANSFER AGENT FEES                                                5,007,185

ACCOUNTING FEES AND EXPENSES                                       800,666

NON-INTERESTED TRUSTEES' COMPENSATION                              6,391

CUSTODIAN FEES AND EXPENSES                                        953,987

REGISTRATION FEES                                                  189,747

AUDIT                                                              55,245

LEGAL                                                              6,198

REPORTS TO SHAREHOLDERS                                            91,283

MISCELLANEOUS                                                      34,644

 TOTAL EXPENSES BEFORE REDUCTIONS                                  22,587,919

 EXPENSE REDUCTIONS                                                (510,870)     22,077,049

NET INVESTMENT INCOME                                                            27,052,311

REALIZED AND UNREALIZED GAIN (LOSS)
NET REALIZED GAIN (LOSS) ON:

 INVESTMENT SECURITIES (INCLUDING                                  75,461,119
 REALIZED LOSS OF $157,742 ON
 SALES OF INVESTMENTS IN
 AFFILIATED ISSUERS)

 FOREIGN CURRENCY TRANSACTIONS                                     (1,232,616)   74,228,503

CHANGE IN NET UNREALIZED APPRECIATION (DEPRECIATION) ON:

 INVESTMENT SECURITIES                                             (384,460)

 ASSETS AND LIABILITIES IN                                         34,396        (350,064)
 FOREIGN CURRENCIES

NET GAIN (LOSS)                                                                  73,878,439

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS                 $ 100,930,750

OTHER INFORMATION                                                               $ 401,245
EXPENSE REDUCTIONS
DIRECTED BROKERAGE ARRANGEMENTS

 CUSTODIAN CREDITS                                                               4,793

 TRANSFER AGENT CREDITS                                                          104,832

                                                                                $ 510,870


STATEMENT OF CHANGES IN NET ASSETS
INCREASE (DECREASE) IN   YEAR ENDED        YEAR ENDED
NET ASSETS               OCTOBER 31,       OCTOBER 31,
                         1998              1997

OPERATIONS               $ 27,052,311      $ 16,482,301
NET INVESTMENT
INCOME

 NET REALIZED GAIN        74,228,503        60,480,200
(LOSS)

 CHANGE IN NET            (350,064)         84,862,601
UNREALIZED
APPRECIATION
(DEPRECIATION)

 NET INCREASE             100,930,750       161,825,102
(DECREASE) IN NET
ASSETS RESULTING
FROM OPERATIONS

DISTRIBUTIONS TO          (17,340,499)      (7,278,518)
SHAREHOLDERS
FROM NET INVESTMENT
INCOME

 FROM NET REALIZED        (37,418,194)      (17,468,122)
GAIN

 TOTAL DISTRIBUTIONS      (54,758,693)      (24,746,640)

SHARE TRANSACTIONS        1,769,510,488     1,829,687,888
NET PROCEEDS FROM
SALES OF SHARES

 REINVESTMENT OF          53,307,005        24,250,333
DISTRIBUTIONS

 COST OF SHARES           (1,438,501,445)   (1,142,181,507)
REDEEMED

 NET INCREASE             384,316,048       711,756,714
(DECREASE) IN NET
ASSETS RESULTING
FROM SHARE
TRANSACTIONS

  TOTAL INCREASE          430,488,105       848,835,176
(DECREASE) IN NET
ASSETS

NET ASSETS

 BEGINNING OF PERIOD      1,514,327,066     665,491,890

 END OF PERIOD           $ 1,944,815,171   $ 1,514,327,066
(INCLUDING
UNDISTRIBUTED NET
INVESTMENT INCOME
OF $23,593,280
AND $14,787,511,
RESPECTIVELY)

OTHER INFORMATION
SHARES

 SOLD                     100,969,939       113,844,123

 ISSUED IN                3,298,675         1,681,716
REINVESTMENT OF
DISTRIBUTIONS

 REDEEMED                 (82,605,831)      (70,452,524)

 NET INCREASE             21,662,783        45,073,315
(DECREASE)


SEE ACCOMPANYING NOTES WHICH ARE AN INTEGRAL PART OF THE FINANCIAL STATEMENTS.


FINANCIAL HIGHLIGHTS

                                   YEARS ENDED
                                   OCTOBER 31,

SELECTED PER-SHARE                 1998          1997         1996       1995       1994
DATA

NET ASSET VALUE,                   $ 16.57       $ 14.38      $ 12.73    $ 12.46    $ 11.32
BEGINNING OF PERIOD

INCOME FROM INVESTMENT
OPERATIONS

 NET INVESTMENT                     .26 B         .24 B, D     .15        .22        .05
INCOME

 NET REALIZED AND                   .98           2.46         2.13       .47        1.20
UNREALIZED GAIN
(LOSS)

 TOTAL FROM INVESTMENT              1.24          2.70         2.28       .69        1.25
OPERATIONS

LESS DISTRIBUTIONS

 FROM NET INVESTMENT                (.19)         (.15)        (.22)      (.03)      (.01)
INCOME

 FROM NET REALIZED                  (.41)         (.36)        (.41)      (.39)      (.10)
GAIN

 TOTAL DISTRIBUTIONS                (.60)         (.51)        (.63)      (.42)      (.11)

NET ASSET VALUE, END OF            $ 17.21       $ 16.57      $ 14.38    $ 12.73    $ 12.46
PERIOD

TOTAL RETURN A                      7.72%         19.30%       18.66%     6.02%      11.14%

RATIOS AND
SUPPLEMENTAL DATA

NET ASSETS, END OF                 $ 1,944,815   $ 1,514,327  $ 665,492  $ 295,017  $ 351,152
PERIOD (000 OMITTED)

RATIO OF EXPENSES TO                1.22%         1.25%        1.29%      1.13%      1.25%
AVERAGE NET ASSETS

RATIO OF EXPENSES TO                1.19% C       1.23% C      1.27% C    1.12% C    1.25%
AVERAGE NET ASSETS
AFTER EXPENSE
REDUCTIONS

RATIO OF NET INVESTMENT             1.46%         1.49%        1.53%      1.55%      .96%
INCOME TO AVERAGE
NET ASSETS

PORTFOLIO TURNOVER RATE             95%           81%          94%        101%       89%

A THE TOTAL RETURNS WOULD HAVE
BEEN LOWER HAD CERTAIN
EXPENSES NOT BEEN REDUCED
DURING THE PERIODS SHOWN (SEE
NOTE 6 OF NOTES TO FINANCIAL
STATEMENTS).
B NET INVESTMENT INCOME  PER
SHARE HAS BEEN CALCULATED
BASED ON AVERAGE SHARES
OUTSTANDING DURING THE PERIOD.
C FMR OR THE FUND HAS ENTERED
INTO VARYING ARRANGEMENTS WITH
THIRD PARTIES WHO EITHER PAID OR
REDUCED A PORTION OF THE FUND'S
EXPENSES (SEE NOTE 6 OF NOTES
TO FINANCIAL STATEMENTS).
D INVESTMENT INCOME PER SHARE
REFLECTS A SPECIAL DIVIDEND
WHICH AMOUNTED TO $.05 PER
SHARE.


INTERNATIONAL VALUE
PERFORMANCE: THE BOTTOM LINE


There are several ways to evaluate a fund's historical performance. You can look at the total percentage change in value, the average annual percentage change or the growth of a hypothetical $10,000 investment. Total return reflects the change in the value of an investment, assuming reinvestment of the fund's dividend income and capital gains (the profits earned upon the sale of securities that have grown in value).
CUMULATIVE TOTAL RETURNS
PERIODS ENDED                     PAST 1  LIFE OF
OCTOBER 31, 1998                  YEAR    FUND

FIDELITY INTL VALUE               1.95%   34.51%

MSCI EAFE                         9.89%   26.96%

International Funds Average       4.07%   n/a

CUMULATIVE TOTAL RETURNS show the fund's performance in percentage terms over a set period - in this case, one year or since the fund started on November 1, 1994. For example, if you had invested $1,000 in a fund that had a 5% return over the past year, the value of your investment would be $1,050. You can compare the fund's returns to the performance of the Morgan Stanley Capital International (MSCI) Europe, Australasia, Far East (EAFE) Index - a market capitalization weighted, unmanaged index of over 1,000 foreign stocks. To measure how the fund's performance stacked up against its peers, you can compare it to the international funds average, which reflects the performance of mutual funds with similar objectives tracked by Lipper Analytical Services, Inc. The past one year average represents a peer group of 489 mutual funds. These benchmarks include reinvested dividends and capital gains, if any, and exclude the effect of sales charges. AVERAGE ANNUAL TOTAL RETURNS
PERIODS ENDED                PAST 1  LIFE OF
OCTOBER 31, 1998             YEAR    FUND

FIDELITY INTL VALUE          1.95%   7.69%

MSCI EAFE                    9.89%   6.15%

International Funds Average  4.07%   n/a

AVERAGE ANNUAL TOTAL RETURNS take the fund's cumulative return and show you what would have happened if the fund had performed at a constant rate each year.
$10,000 OVER LIFE OF FUND
             International Value         MS EAFE Index (Net)
             00335                       MS001
  1994/11/01      10000.00                    10000.00
  1994/11/30       9700.00                     9533.02
  1994/12/31       9790.00                     9592.71
  1995/01/31       9440.00                     9224.21
  1995/02/28       9530.00                     9197.73
  1995/03/31      10000.00                     9771.40
  1995/04/30      10170.00                    10138.89
  1995/05/31      10030.00                    10018.03
  1995/06/30      10040.00                     9842.35
  1995/07/31      10830.00                    10455.10
  1995/08/31      10800.00                    10056.27
  1995/09/30      10860.00                    10252.67
  1995/10/31      10630.00                     9977.08
  1995/11/30      10820.00                    10254.68
  1995/12/31      11150.86                    10667.84
  1996/01/31      11253.73                    10711.64
  1996/02/29      11294.88                    10747.85
  1996/03/31      11521.18                    10976.09
  1996/04/30      11912.08                    11295.20
  1996/05/31      11840.07                    11087.35
  1996/06/30      11973.80                    11149.75
  1996/07/31      11562.33                    10823.87
  1996/08/31      11562.33                    10847.59
  1996/09/30      11870.93                    11135.76
  1996/10/31      11654.91                    11021.81
  1996/11/30      12251.54                    11460.35
  1996/12/31      12219.78                    11312.93
  1997/01/31      12198.62                    10919.24
  1997/02/28      12452.54                    11100.50
  1997/03/31      12547.75                    11142.68
  1997/04/30      12568.91                    11203.96
  1997/05/31      13394.15                    11935.25
  1997/06/30      14060.68                    12595.26
  1997/07/31      14409.82                    12800.82
  1997/08/31      13351.83                    11846.52
  1997/09/30      14187.64                    12511.94
  1997/10/31      13193.13                    11553.40
  1997/11/30      13087.33                    11437.87
  1997/12/31      13178.62                    11539.78
  1998/01/31      13581.27                    12069.69
  1998/02/28      14364.81                    12846.37
  1998/03/31      15039.52                    13244.35
  1998/04/30      15453.05                    13351.37
  1998/05/31      15431.29                    13289.02
  1998/06/30      15289.82                    13392.01
  1998/07/31      15518.35                    13530.21
  1998/08/31      12395.09                    11856.39
  1998/09/30      12329.79                    11495.48
  1998/10/30      13450.68                    12696.41
IMATRL PRASUN   SHR__CHT 19981031 19981110 154333 R00000000000051
$10,000 OVER LIFE OF FUND: Let's say hypothetically that $10,000 was invested in Fidelity International Value Fund on November 1, 1994, when the fund started. As the chart shows, by October 31, 1998, the value of the investment would have grown to $13,451 - a 34.51% increase on the initial investment. For comparison, look at how the Morgan Stanley Capital International EAFE Index did over the same period. With dividends and capital gains, if any, reinvested, the same $10,000 would have grown to $12,696 - a 26.96% increase.

UNDERSTANDING PERFORMANCE
Many markets around the globe offer the
potential for significant growth over time;
however, investing in foreign markets means assuming greater risks than investing in the United States. Factors like changes in a country's financial markets, its local political and economic climate, and the fluctuating value of its currency create these risks. For these reasons an international fund's performance may be more volatile than a fund that invests exclusively in the United States. Past performance is no guarantee of future results and you may have a gain or loss when you sell your shares.
(checkmark)
INTERNATIONAL VALUE
FUND TALK: THE MANAGER'S OVERVIEW



An interview with Richard Mace, Portfolio Manager of
Fidelity International Value Fund
Q. HOW DID THE FUND PERFORM, RICK?
A. For the 12 months that ended October 31, 1998, the fund returned 1.95%. This lagged the Morgan Stanley Capital International Europe, Australasia, Far East (EAFE) Index, which returned 9.89% over the same time period. The international funds average, as tracked by Lipper Analytical Services, had a 12-month return of 4.07% as of October 31, 1998.
Q. WHY DID THE FUND UNDERPERFORM BOTH THE EAFE INDEX AND THE LIPPER
PEER GROUP?
A. The fund's exposure to both emerging markets and companies whose businesses were negatively affected by emerging-market turmoil was a significant detractor to performance. Though the fund's total exposure to emerging-market securities was somewhat minimal, several of the fund's positions in sectors such as banking and commodities were weak as investors expected problems in emerging markets to lead to slower overall economic growth. Banks, for example, reported an increase in problematic loans as a result of slower economic growth and emerging-market turbulence. Bank-related investments that hurt included Mexican holdings Grupo Financiero Bancomer and BANACCI. Several commodities-related companies, meanwhile, experienced earnings shortfalls as a result of lower commodity prices due to slackened demand. Commodity holdings that declined during the period included energy-related Petrobras, based in Brazil, and Canadian Natural Resources.
Q. YOU BUMPED UP THE FUND'S EXPOSURE TO UTILITIES STOCKS COMPARED TO SIX MONTHS AGO, FROM AROUND 7% OF THE FUND'S INVESTMENTS TO APPROXIMATELY 17%. WHY?
A. The utilities sector - especially the telephone utility area - offered good opportunities over the past year as companies had to adapt to a rapidly changing competitive environment. The privatization of state-owned businesses continued during the period, and industry deregulation opened up new opportunities for expansion into new markets. As a result, this created a rash of consolidation activity as companies sought to gain a foothold in these markets and protect their competitive positions closer to home. Our research team was able to uncover a number of telecommunications companies in Europe and Japan that we felt were attractively valued, particularly among cellular providers. These included United Kingdom-based Vodafone, Germany's Mannesmann and Spain's Telefonica, all of which contributed positively to the fund's performance.
Q. THE FUND'S COMBINED INVESTMENTS IN THE U.K., FRANCE AND JAPAN WAS OVER 42% AT THE END OF THE PERIOD. HOW DID YOU POSITION THE FUND WITHIN THESE MARKETS AND HOW DID EACH MARKET PERFORM?
A. The fund was considerably underweighted - at 11.5% and 13.8%, respectively - in both the U.K. and Japan relative to the EAFE index during the period, and, at 17.1%, was overweighted in France. The underweighting in the U.K. hurt, as that market beat the EAFE's average return over the past 12 months. On the other hand, my decision to underweight Japan - which continued to struggle economically - helped relative performance. Shareholders should be aware, though, that the fund's country weightings are accumulated strictly as a result of my individual stock selection process. If our research team uncovers more stocks that meet my investing criteria in a particular country, the fund may be overweighted in that market. The opposite will be true for those markets where we find fewer attractive opportunities. During this past 12-month period, for example, Spain, Italy and Belgium were three of the top-performing national markets. The fund, however, was underweighted in each county because I didn't find enough appealing ideas in their respective markets. This turned out to be a contributing factor to the fund's underperformance relative to the EAFE index.
Q. WHICH OTHER INDIVIDUAL STOCKS PERFORMED WELL? WHICH PROVED
DISAPPOINTING?
A. The fund's positions in France-based computer systems and software providers Cap Gemini and Atos and Denmark's International Service Systems performed well as overall business conditions grew favorable. The fund's investment in telecommunications equipment manufacturer Nokia also worked out favorably, as the Finnish company was able to take advantage of a worldwide cellular communications boom. In terms of disappointments, paper stocks were another commodities area that felt the brunt of falling demand and weak prices. The fund's investments in Canadian paper companies Domtar and St. Laurent Paperboard, for instance, were notable detractors.
Q. RICK, THE FUND HAD SOME EXPOSURE TO FUTURES CONTRACTS DURING THE PERIOD. CAN YOU EXPLAIN HOW YOU USE THESE TYPES OF INVESTMENTS?
A. While there are many different uses for futures contracts, I use them in the fund to be as fully invested in equities as possible. During periods of inconsistent cash flows, volatile financial markets or if the fund experiences a temporary cash buildup due to my selling a few stocks, the use of futures can provide a low-cost way for the fund to remain fully invested in a diversified group of stocks.
Q. WHAT'S YOUR OUTLOOK FOR THE COMING MONTHS?
A. I'll continue to monitor the situation in Japan closely, looking for signs of economic improvement as well as for indications that businesses are adopting a more shareholder-friendly approach. I'm optimistic that European economies can continue to improve. As the last few months of the period displayed, though, corporate earnings must be watched carefully lest earnings fail to justify current valuations. If earnings disappoint, we may be in for more significant stock corrections. Lastly, the emerging markets still appear to be in turmoil as continuing economic and currency concerns, together with rising social unrest, provide a bleak outlook for a speedy recovery. Regardless, I'll keep an eye on a number of companies that have shown valuation improvements over the past few months.
THE VIEWS EXPRESSED IN THIS REPORT REFLECT THOSE OF THE PORTFOLIO MANAGER ONLY THROUGH THE END OF THE PERIOD OF THE REPORT AS STATED ON THE COVER. THE MANAGER'S VIEWS ARE SUBJECT TO CHANGE AT ANY TIME BASED ON MARKET AND OTHER CONDITIONS.

RICK MACE DISCUSSES A RECENT STRATEGIC CHANGE
AS WELL AS THE UPCOMING INTRODUCTION OF THE EURO:
PORTFOLIO CONCENTRATION
"I reduced the fund's total holdings from around 300 at the end of April 1998 to just over 100 at the end of October for two important reasons. First, I responded to the substantial and wide-ranging stock price declines in various markets by bolstering the fund's positions in stocks that I felt were attractively valued and had bright prospects. In order to fund these purchases, I sold off some of the fund's smaller, less compelling investments and increased the concentration in other, larger holdings. Six months ago, the fund's top 50 positions accounted for around 44% of the fund's investments.
At the end of October, that figure had grown to approximately 72%. The second reason for this concentration involves the nature of value investing. When valuations are extremely disparate, as they were during much of this period, the fund will tend to have more concentrated and larger positions.
When valuation gaps are closer, the fund may have a greater number of holdings and a lower overall concentration. In sum, I feel I took advantage of some excellent buying opportunities over the second half of the period.
THE EURO
"On January 1, 1999, 11 of the `in' countries of the European Union will officially adopt the euro as their currency. The in countries include Germany, France, Italy, Spain, the Netherlands, Belgium, Austria, Finland, Portugal, Ireland and Luxembourg. The four other member countries - the U.K., Sweden, Denmark and Greece - will not be converting their currencies on that date for various reasons. On New
Year's weekend, the participating countries will establish fixed conversion rates between their existing currencies and the euro. For example, the French franc will be interchangeable with the euro at the fixed exchange rate, much like U.S.
dimes and quarters are interchangeable with the U.S. dollar.
"In terms of the impact the euro will have on the way I manage the fund, it will be extremely minimal. My stock selection consists mostly of individual stock analysis. I will, however, have to get used to the fact that a security that was valued at 10 Deutsche marks the week before may be worth only five euros on January 4. We may also see more investment opportunities throughout Europe, as companies could forego the traditional bank route and go to the capital markets to raise money for expenditures.
"The introduction of the euro also could have the effect of reducing the costs of doing business throughout Europe.
This could make Europe a more attractive place to do business and, in turn, could heighten interest among multinational corporations around the world in both owning more European businesses and expanding their operations in the region. The launch of the euro should also serve to improve the efficiency of those businesses operating in Europe."

FUND FACTS
GOAL: growth of capital by investing mainly in the stocks of foreign companies that own valuable assets or are undervalued in the marketplace
FUND NUMBER: 335
TRADING SYMBOL: FIVFX
START DATE: November 1, 1994
SIZE: as of October 31, 1998, more than
$408 million
MANAGER: Richard Mace, since 1994; manager,
Fidelity Overseas Fund, since 1996; Fidelity Advisor
Overseas Fund, since 1996; various other Fidelity funds, 1993-1996; joined Fidelity in 1987
(checkmark)
INTERNATIONAL VALUE

INVESTMENT CHANGES




GEOGRAPHIC DIVERSIFICATION (% OF FUND'S INVESTMENTS)

AS OF OCTOBER 31, 1998
UNITED STATES 4.7%
ROW: 1, COL: 1, VALUE: 17.1
ROW: 1, COL: 2, VALUE: 9.1
ROW: 1, COL: 3, VALUE: 3.7
ROW: 1, COL: 4, VALUE: 13.8
ROW: 1, COL: 5, VALUE: 9.0
ROW: 1, COL: 6, VALUE: 18.5
ROW: 1, COL: 7, VALUE: 4.4
ROW: 1, COL: 8, VALUE: 8.199999999999999
ROW: 1, COL: 9, VALUE: 11.5
ROW: 1, COL: 10, VALUE: 4.7
FRANCE 17.1%
UNITED KINGDOM 11.5%
SWITZERLAND 8.2%
GERMANY 9.1%
SPAIN 4.4%
ITALY 3.7%
JAPAN 13.8%
OTHER 18.5%
NETHERLANDS 9.0%
AS OF APRIL 30, 1998
UNITED STATES 7.6%
AUSTRALIA 3.0%
ROW: 1, COL: 1, VALUE: 3.0
ROW: 1, COL: 2, VALUE: 12.2
ROW: 1, COL: 3, VALUE: 6.4
ROW: 1, COL: 4, VALUE: 17.3
ROW: 1, COL: 5, VALUE: 7.0
ROW: 1, COL: 6, VALUE: 20.7
ROW: 1, COL: 7, VALUE: 4.6
ROW: 1, COL: 8, VALUE: 6.1
ROW: 1, COL: 9, VALUE: 15.1
ROW: 1, COL: 10, VALUE: 7.6
FRANCE 12.2%
UNITED KINGDOM 15.1%
GERMANY 6.4%
SWITZERLAND
6.1%
SWEDEN 4.6%
JAPAN 17.3%
OTHER 20.7%
NETHERLANDS 7.0%

ASSET ALLOCATION

                                                            % OF FUND'S  % OF FUND'S
                                                            INVESTMENTS  INVESTMENTS
                                                                         6 MONTHS AGO

Stocks, closed-end investment companies and equity futures  95.8         93.0

Bonds                                                       0.0          0.3

Short-term investments                                      4.2          6.7




TOP TEN STOCKS AS OF OCTOBER 31, 1998

                                                             % OF FUND'S   % OF FUND'S
                                                             INVESTMENTS   INVESTMENTS
                                                                           IN THESE STOCKS
                                                                           6 MONTHS AGO

Telefonica de Espana SA                                       3.8          0.8
(Spain, Telephone Services)

OY Nokia AB Series A                                          3.5          0.4
(Finland, Communications
 Equipment)

Telebras sponsored ADR                                        3.0          1.6
(Brazil, Telephone Services)

Fuji Photo Film Co. Ltd.                                      2.8          0.5
(Japan, Photographic Equipment)

ING Groep NV                                                  2.5          0.7
(Netherlands, Insurance)

Julius Baer Holding AG (Switzerland, Banks)                   2.5          1.1

Philips Electronics NV (Bearer) (Netherlands, Electrical      2.4          1.8
 Equipment)

Mannesmann AG                                                 2.3          0.9
(Germany, Industrial Machinery
 & Equipment)

Telefonos de Mexico SA de CV                                  1.9          0.3
 sponsored ADR representing
 Class L shares
(Mexico, Telephone Services)

Fuji Heavy Industries Ltd.                                    1.9          0.0
(Japan, Autos, Tires, &
 Accessories)


TOP TEN MARKET SECTORS AS OF OCTOBER 31, 1998

                                               % OF FUND'S   % OF FUND'S
                                               INVESTMENTS   INVESTMENTS
                                                             IN THESE
                                                             MARKET SECTORS
                                                             6 MONTHS AGO

FINANCE                                         26.8         19.9

UTILITIES                                       16.9         7.1

TECHNOLOGY                                      11.0         7.0

INDUSTRIAL MACHINERY & EQUIPMENT                7.7          8.0

HEALTH                                          5.3          7.0

DURABLES                                        5.0          6.4

ENERGY                                          4.8          6.4

SERVICES                                        4.7          2.7

NONDURABLES                                     2.8          5.8

BASIC INDUSTRIES                                2.3          8.4

INTERNATIONAL VALUE

INVESTMENTS OCTOBER 31, 1998

Showing Percentage of Total Value of Investment in Securities



COMMON STOCKS - 91.0%

                                                                         SHARES                     VALUE (NOTE 1)

ARGENTINA - 0.1%

Bansud SA Class B (a)                                                     161,500                   $ 541,193

AUSTRALIA - 1.5%

Commonwealth Bank of Australia (c)                                        173,500                    2,152,163

David Jones Ltd.                                                          1,067,200                  1,084,196

News Corp. Ltd.                                                           162,683                    1,108,928

Smith (Howard) Ltd.                                                       76,700                     459,206

WMC Ltd.                                                                  427,074                    1,445,985

                                                                                                     6,250,478

BRAZIL - 3.2%

Centrais Electricas Brasileiras SA                                        7,209,000                  166,787

Compania Energertica Minas Gerais                                         22,412,430                 435,868

Telebras sponsored ADR                                                    160,200                    12,165,188

                                                                                                     12,767,843

CANADA - 0.6%

CGI Group, Inc. Class A (sub. vtg.) (a)                                   117,800                    1,618,614

Noranda, Inc.                                                             63,500                     938,363

                                                                                                     2,556,977

FINLAND - 3.5%

OY Nokia AB Series A                                                      150,900                    14,043,132

FRANCE - 17.1%

Accor SA                                                                  15,691                     3,300,719

Alcatel Alsthom Compagnie Generale d'Electricite SA                       67,000                     7,370,000

Axa SA                                                                    61,000                     6,905,204

Banque Nationale de Paris                                                 90,800                     5,759,598

Cap Gemini SA                                                             33,100                     4,981,974

Elf Aquitaine                                                             58,700                     6,809,200

Groupe Danone                                                             6,100                      1,615,246

Lagardere S.C.A. (Reg.)                                                   47,400                     1,910,457

Michelin SA (Compagnie Generale des Etablissements) Class B               18,056                     745,322

Renault SA                                                                64,900                     2,778,404

Rhone-Poulenc SA Class A                                                  25,184                     1,175,778

Sanofi SA                                                                 9,000                      1,411,396

Scor SA                                                                   46,700                     2,681,944

Societe Generale, France Class A                                          57,700                     7,644,519

Suez Lyonnaise des Eaux                                                   11,900                     2,134,308

Total SA Class B                                                          49,082                     5,742,594

Union Assurancesfederales SA                                              17,100                     2,142,239

Vivendi SA                                                                18,400                     4,208,879

                                                                                                     69,317,781

GERMANY - 7.4%

Allianz AG (Reg.)                                                         10,200                     3,505,865

BASF AG                                                                   78,100                     3,323,736

Bayerische Hypo-und Vereinsbank AG                                        61,000                     4,833,162

BHF Bank AG                                                               123,300                    4,789,616

Daimler-Benz AG (a)                                                       17,500                     1,379,511



                                                                         SHARES                     VALUE (NOTE 1)

Mannesmann AG                                                             94,100                    $ 9,290,526

Viag AG                                                                   4,400                      2,976,784

                                                                                                     30,099,200

HONG KONG - 1.7%

Johnson Electric Holdings Ltd.                                            1,124,000                  2,612,435

Li & Fung Ltd.                                                            618,000                    965,563

Vtech Holdings Ltd.                                                       932,000                    3,495,978

                                                                                                     7,073,976

IRELAND - 1.3%

Bank of Ireland, Inc.                                                     72,885                     1,333,352

Elan Corp. PLC ADR (a)                                                    21,100                     1,478,319

Irish Life PLC                                                            165,000                    1,464,350

Smurfit (Jefferson) Group PLC                                             719,100                    1,168,825

                                                                                                     5,444,846

ITALY - 2.6%

Assicurazioni Generali Spa                                                66,700                     2,383,048

Banca di Roma (a)                                                         2,099,500                  3,668,105

Telecom Italia Spa                                                        593,965                    4,302,771

                                                                                                     10,353,924

JAPAN - 13.8%

Acom Co. Ltd.                                                             45,800                     2,567,008

Aiwa Co. Ltd.                                                             32,200                     798,416

Canon, Inc.                                                               102,000                    1,936,375

DDI Corp.                                                                 989                        2,895,050

Fuji Heavy Industries Ltd.                                                1,573,000                  7,854,843

Fuji Photo Film Co. Ltd.                                                  303,000                    11,139,131

Honda Motor Co. Ltd.                                                      211,000                    6,358,158

Ito-Yokado Co. Ltd.                                                       40,000                     2,341,800

Nippon Telegraph & Telephone Corp.                                        225                        1,766,681

Nomura Securities Co. Ltd.                                                318,000                    2,409,298

Ntt Mobile Communication Network, Inc. (a)(c)                             87                         3,153,422

Orix Corp. (a)                                                            57,900                     4,162,419

Rohm Co. Ltd.                                                             27,000                     2,394,318

Takeda Chemical Industries Ltd.                                           80,000                     2,610,418

Takefuji Corp.                                                            29,000                     1,550,495

Terumo Corp.                                                              54,000                     1,139,044

THK Co. Ltd.                                                              87,500                     904,003

                                                                                                     55,980,879

LUXEMBOURG - 0.4%

Stolt Comex Seaway SA                                                     120,000                    1,530,000

MEXICO - 2.6%

BANACCI SA de CV Class B (a)                                              2,510,000                  2,625,000

Telefonos de Mexico SA de CV sponsored ADR representing Class L shares    149,200                    7,879,625

                                                                                                     10,504,625

NETHERLANDS - 9.0%

Ahold NV                                                                  52,500                     1,746,531

COMMON STOCKS - CONTINUED

                                                                         SHARES                     VALUE (NOTE 1)

NETHERLANDS - CONTINUED

Akzo Nobel NV                                                             107,400                   $ 4,177,018

ING Groep NV                                                              211,148                    10,225,413

Philips Electronics NV (Bearer)                                           174,100                    9,553,741

Samas Groep NV                                                            62,500                     1,041,276

Unilever NV                                                               56,000                     4,157,926

Vedior NV                                                                 88,400                     2,254,160

VNU                                                                       100,000                    3,460,652

                                                                                                     36,616,717

NORWAY - 0.3%

NCL Holdings AS (a)                                                       440,000                    1,149,941

PORTUGAL - 0.7%

Banco Pinto & Sotto Mayor SA                                              140,500                    2,696,540

RUSSIA - 0.2%

Vimpel Communications sponsored ADR (a)                                   77,700                     912,975

SPAIN - 4.4%

Banco Bilbao Vizcaya SA (Reg.)                                            177,000                    2,390,192

Telefonica de Espana SA                                                   338,800                    15,314,623

                                                                                                     17,704,815

SWEDEN - 0.4%

Nordbanken Holding AB                                                     147,400                    885,967

Svenska Handelsbanken                                                     18,200                     767,859

                                                                                                     1,653,826

SWITZERLAND - 8.2%

Julius Baer Holding AG                                                    3,300                      10,132,061

Nestle SA (Reg.)                                                          2,800                      5,966,042

Novartis AG (Reg.)                                                        4,237                      7,648,637

Swiss Reinsurance Co. (Reg.)                                              900                        2,008,212

UBS AG (a)                                                                27,707                     7,615,248

                                                                                                     33,370,200

UNITED KINGDOM - 11.5%

Allied Zurich PLC (a)                                                     148,350                    1,763,726

British Aerospace PLC                                                     260,048                    1,889,855

British Petroleum Co. PLC                                                 205,213                    3,023,937

CGU PLC                                                                   127,500                    2,020,766

HSBC Holdings PLC Ord.                                                    110,500                    2,590,452

Lloyds TSB Group PLC                                                      570,900                    7,050,294

Pilkington PLC                                                            780,000                    862,033

Rentokil Initial PLC                                                      848,600                    5,314,468

Saatchi & Saatchi PLC                                                     1,781,500                  3,460,421

Shell Transport & Trading Co. PLC (Reg.)                                  594,300                    3,639,084

Siebe PLC                                                                 432,000                    1,772,291

SmithKline Beecham PLC                                                    429,000                    5,468,304



                                                                         SHARES                     VALUE (NOTE 1)

Somerfield PLC                                                            278,000                   $ 1,794,545

Vodafone Group PLC                                                        440,900                    5,934,056

                                                                                                     46,584,232

UNITED STATES OF AMERICA - 0.5%

Global TeleSystems Group, Inc. (a)                                        46,000                     1,842,875

TOTAL COMMON STOCKS                                                                    368,996,975
(Cost $350,175,398)


PREFERRED STOCKS - 2.8%



CONVERTIBLE PREFERRED STOCKS - 0.0%

AUSTRALIA - 0.0%

WBK STRYPES Trust $3.135                 3,800                    109,013

NONCONVERTIBLE PREFERRED STOCKS - 2.8%

GERMANY - 1.7%

Dyckerhoff AG                            5,100                    1,566,385

SAP AG (Systeme Anwendungen Produkte)    10,900                   5,380,475

                                                                  6,946,860

ITALY - 1.1%

Telecom Italia Mobile Spa                1,166,600                4,145,610

TOTAL NONCONVERTIBLE PREFERRED STOCKS                             11,092,470

TOTAL PREFERRED STOCKS                               11,201,483
(Cost $10,118,622)

CLOSED-END INVESTMENT COMPANIES - 2.0%



EMERGING MARKETS - 0.5%

Asia Tigers Fund, Inc.                     120,000               735,000

Templeton Dragon Fund, Inc.                165,000               1,392,188

                                                                 2,127,188

MULTI-NATIONAL - 1.5%

European Warrant Fund, Inc.                310,000               5,192,500

Morgan Stanley Asia-Pacific Fund, Inc.     98,000                686,000

                                                                 5,878,500

TOTAL CLOSED-END INVESTMENT COMPANIES                8,005,688
(Cost $9,161,849)


GOVERNMENT OBLIGATIONS - 0.1%

MOODY'S RATINGS (UNAUDITED)                                                                 PRINCIPAL
                                                                                            AMOUNT

UNITED STATES OF AMERICA - 0.1%

U.S. Treasury Bills, yields at dates of purchase 3.66% to 4.32% 12/17/98 to 1/7/99   -      $ 600,000         596,534
(Cost $596,444)


CASH EQUIVALENTS - 4.1%

                               SHARES            VALUE (NOTE 1)

Taxable Central Cash Fund (b)   16,402,729       $ 16,402,729
(Cost $16,402,729)

TOTAL INVESTMENT IN SECURITIES - 100%              $405,203,409
(Cost $386,455,042)

SECURITY TYPE ABBREVIATIONS
STRYPES - Structured Yield Product Exchangeable for Common Stock
LEGEND
(a) Non-income producing
(b) At period end, the seven-day yield on the Taxable Central Cash Fund was 4.96%. The yield refers to the income earned by investing in the fund over the seven-day period, expressed as an annual percentage.
(c) Security exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. At the period end, the value of these securities amounted to $5,305,585 or 1.3% of net assets.
OTHER INFORMATION
Purchases and sales of securities, other than short-term securities, aggregated $607,545,734 and $575,428,214, respectively (see Note 3 of Notes to Financial Statements).
The market value of futures contracts opened and closed during the period amounted to $13,552,985 and $13,858,240, respectively (see Note 3 of Notes to Financial Statements).
The fund placed a portion of its portfolio transactions with brokerage firms which are affiliates of Fidelity Management & Research Company. The commissions paid to these affiliated firms were $21,133 for the period (see Note 4 of Notes to Financial Statements).
The fund participated in the bank borrowing program. The maximum loan and average daily balances during the period for which loans were outstanding amounted to $2,926,000 and $1,580,333, respectively. The weighted average interest rate was 5.48% (see Note 5 of Notes to Financial Statements).
INCOME TAX INFORMATION
At October 31, 1998, the aggregate cost of investment securities for income tax purposes was $388,822,254. Net unrealized appreciation aggregated $16,381,155, of which $54,616,774 related to appreciated investment securities and $38,235,619 related to depreciated investment securities.
The fund hereby designates approximately $3,851,000 as a capital gain dividend for the purpose of the dividend paid deduction.
At October 31, 1998, the fund had a capital loss carryforward of approximately $18,475,000 all of which will expire on October 31, 2006.
MARKET SECTOR DIVERSIFICATION (UNAUDITED)
As a Percentage of Total Value of Investment in Securities
AEROSPACE & DEFENSE                 0.5%

BASIC INDUSTRIES                    2.3

CASH EQUIVALENTS                    4.1

CLOSED-END INVESTMENT COMPANIES     2.0

CONSTRUCTION & REAL ESTATE          1.0

DURABLES                            5.0

ENERGY                              4.8

FINANCE                             26.8

GOVERNMENT OBLIGATIONS              0.1

HEALTH                              5.3

HOLDING COMPANIES                   0.5

INDUSTRIAL MACHINERY & EQUIPMENT    7.7

MEDIA & LEISURE                     2.2

NONDURABLES                         2.8

PRECIOUS METALS                     0.3

RETAIL & WHOLESALE                  1.9

SERVICES                            4.7

TECHNOLOGY                          11.0

TRANSPORTATION                      0.1

UTILITIES                            16.9

                                    100.0%

INTERNATIONAL VALUE
FINANCIAL STATEMENTS


STATEMENT OF ASSETS AND LIABILITIES
 OCTOBER 31, 1998

ASSETS

INVESTMENT IN                     $ 405,203,409
SECURITIES, AT
VALUE
(COST
$386,455,04
2) -
SEE
ACCOMPANYIN
G SCHEDULE

FOREIGN                            22,924
CURRENCY HELD
AT VALUE
(COST
$22,874)

RECEIVABLE FOR                     7,236,482
INVESTMENTS
SOLD

RECEIVABLE FOR                     1,322,443
FUND SHARES
SOLD

DIVIDENDS                          1,126,388
RECEIVABLE

OTHER                              30,542
RECEIVABLES

 TOTAL ASSETS                      414,942,188

LIABILITIES

PAYABLE FOR          $ 3,517,259
INVESTMENTS
PURCHASED

PAYABLE FOR           2,233,034
FUND SHARES
REDEEMED

ACCRUED               234,164
MANAGEMENT
FEE

OTHER PAYABLES        202,685
AND
ACCRUED
EXPENSES

 TOTAL LIABILITIES                 6,187,142

NET ASSETS                        $ 408,755,046

NET ASSETS
CONSIST OF:

PAID IN CAPITAL                   $ 407,328,092

UNDISTRIBUTED                      3,827,529
NET INVESTMENT
INCOME

ACCUMULATED                        (21,190,806)
UNDISTRIBUTED
NET REALIZED
GAIN (LOSS) ON
INVESTMENTS
AND FOREIGN
CURRENCY
TRANSACTIONS

NET UNREALIZED                     18,790,231
APPRECIATION
(DEPRECIATION)
ON
INVESTMENTS
AND ASSETS
AND LIABILITIES
IN
FOREIGN
CURRENCIES

NET ASSETS, FOR                   $ 408,755,046
33,073,700
SHARES
OUTSTANDING

NET ASSET                          $12.36
VALUE,
OFFERING PRICE
AND
REDEMPTION
PRICE PER
SHARE
($408,755,0
46 (DIVIDED BY)
33,073,700
SHARES)

STATEMENT OF OPERATIONS

 YEAR ENDED OCTOBER 31, 1998

INVESTMENT INCOME                                                                $ 7,844,671
DIVIDENDS

INTEREST                                                                          1,735,207

                                                                                  9,579,878

LESS FOREIGN TAXES WITHHELD                                                       (846,515)

 TOTAL INCOME                                                                     8,733,363

EXPENSES

MANAGEMENT FEE                                                    $ 3,359,213
BASIC FEE

 PERFORMANCE ADJUSTMENT                                            353,461

TRANSFER AGENT FEES                                                1,050,241

ACCOUNTING FEES AND EXPENSES                                       339,547

NON-INTERESTED TRUSTEES' COMPENSATION                              1,644

CUSTODIAN FEES AND EXPENSES                                        350,201

REGISTRATION FEES                                                  69,626

AUDIT                                                              40,520

LEGAL                                                              1,504

INTEREST                                                           1,444

REPORTS TO SHAREHOLDERS                                            15,110

MISCELLANEOUS                                                      23,541

 TOTAL EXPENSES BEFORE REDUCTIONS                                  5,606,052

 EXPENSE REDUCTIONS                                                (106,054)      5,499,998

NET INVESTMENT INCOME                                                             3,233,365

REALIZED AND UNREALIZED GAIN (LOSS)
NET REALIZED GAIN (LOSS) ON:

 INVESTMENT SECURITIES                                             (18,958,636)

 FOREIGN CURRENCY TRANSACTIONS                                     230,009

 FUTURES CONTRACTS                                                 (997,094)      (19,725,721)

CHANGE IN NET UNREALIZED APPRECIATION (DEPRECIATION) ON:

 INVESTMENT SECURITIES                                             7,672,658

 ASSETS AND LIABILITIES IN                                         32,862
 FOREIGN CURRENCIES

 FUTURES CONTRACTS                                                 153,649        7,859,169

NET GAIN (LOSS)                                                                   (11,866,552)

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS                  $ (8,633,187)

OTHER INFORMATION                                                                $ 104,931
EXPENSE REDUCTIONS
DIRECTED BROKERAGE ARRANGEMENTS

 CUSTODIAN CREDITS                                                                1,123

                                                                                 $ 106,054


STATEMENT OF CHANGES IN NET ASSETS
INCREASE (DECREASE) IN   YEAR ENDED      YEAR ENDED
NET ASSETS               OCTOBER 31,     OCTOBER 31,
                         1998            1997

OPERATIONS               $ 3,233,365     $ 3,148,502
NET INVESTMENT
INCOME

 NET REALIZED GAIN        (19,725,721)    18,866,932
(LOSS)

 CHANGE IN NET            7,859,169       10,598,158
UNREALIZED
APPRECIATION
(DEPRECIATION)

 NET INCREASE             (8,633,187)     32,613,592
(DECREASE) IN NET
ASSETS RESULTING
FROM OPERATIONS

DISTRIBUTIONS TO          (1,833,828)     (2,268,604)
SHAREHOLDERS
FROM NET INVESTMENT
INCOME

 FROM NET REALIZED        (8,557,828)     (4,990,927)
GAIN

 TOTAL DISTRIBUTIONS      (10,391,656)    (7,259,531)

SHARE TRANSACTIONS        689,788,871     692,644,504
NET PROCEEDS FROM
SALES OF SHARES

 REINVESTMENT OF          9,766,146       7,013,302
DISTRIBUTIONS

 COST OF SHARES           (674,521,648)   (593,130,534)
REDEEMED

 NET INCREASE             25,033,369      106,527,272
(DECREASE) IN NET
ASSETS RESULTING
FROM SHARE
TRANSACTIONS

  TOTAL INCREASE          6,008,526       131,881,333
(DECREASE) IN NET
ASSETS

NET ASSETS

 BEGINNING OF PERIOD      402,746,520     270,865,187

 END OF PERIOD           $ 408,755,046   $ 402,746,520
(INCLUDING
UNDISTRIBUTED NET
INVESTMENT INCOME
OF $3,827,529
AND $3,062,590,
RESPECTIVELY)

OTHER INFORMATION
SHARES

 SOLD                     53,050,043      55,158,934

 ISSUED IN                821,375         624,515
REINVESTMENT OF
DISTRIBUTIONS

 REDEEMED                 (53,089,578)    (47,398,321)

 NET INCREASE             781,840         8,385,128
(DECREASE)


SEE ACCOMPANYING NOTES WHICH ARE AN INTEGRAL PART OF THE FINANCIAL STATEMENTS.


FINANCIAL HIGHLIGHTS

                                   YEARS ENDED
                                   OCTOBER 31,

SELECTED PER-SHARE                 1998          1997       1996       1995 B
DATA

NET ASSET VALUE,                   $ 12.47       $ 11.33    $ 10.63    $ 10.00
BEGINNING OF PERIOD

INCOME FROM INVESTMENT
OPERATIONS

 NET INVESTMENT                     .09 C         .13 C      .16 D      .11 C
INCOME

 NET REALIZED AND                   .14 F         1.33       .85        .52
UNREALIZED GAIN
(LOSS)

 TOTAL FROM INVESTMENT              .23           1.46       1.01       .63
OPERATIONS

LESS DISTRIBUTIONS

 FROM NET INVESTMENT                (.06)         (.10)      (.01)      -
INCOME

 FROM NET REALIZED                  (.28)         (.22)      (.30)      -
GAIN

 TOTAL DISTRIBUTIONS                (.34)         (.32)      (.31)      -

NET ASSET VALUE, END OF            $ 12.36       $ 12.47    $ 11.33    $ 10.63
PERIOD

TOTAL RETURN A                      1.95%         13.20%     9.64%      6.30%

RATIOS AND
SUPPLEMENTAL DATA

NET ASSETS, END OF                 $ 408,755     $ 402,747  $ 270,865  $ 56,828
PERIOD (000 OMITTED)

RATIO OF EXPENSES TO                1.23%         1.30%      1.28%      1.72%
AVERAGE NET ASSETS

RATIO OF EXPENSES TO                1.21% E       1.28% E    1.26% E    1.72%
AVERAGE NET ASSETS
AFTER EXPENSE
REDUCTIONS

RATIO OF NET INVESTMENT             .71%          1.03%      1.74%      1.08%
INCOME TO AVERAGE
NET ASSETS

PORTFOLIO TURNOVER RATE             137%          86%        71%        109%

A THE TOTAL RETURNS WOULD HAVE
BEEN LOWER HAD CERTAIN
EXPENSES NOT BEEN REDUCED
DURING THE PERIODS SHOWN (SEE
NOTE 6 OF NOTES TO FINANCIAL
STATEMENTS).
B FOR THE PERIOD NOVEMBER 1,
1994 (COMMENCEMENT OF
OPERATIONS) TO OCTOBER 31,
1995.
C NET INVESTMENT INCOME PER
SHARE HAS BEEN CALCULATED
BASED ON AVERAGE SHARES
OUTSTANDING DURING THE PERIOD.
D INVESTMENT INCOME PER SHARE
REFLECTS A SPECIAL DIVIDEND
WHICH AMOUNTED TO $.04 PER
SHARE.
E FMR OR THE FUND HAS ENTERED
INTO VARYING ARRANGEMENTS WITH
THIRD PARTIES WHO EITHER PAID OR
REDUCED A PORTION OF THE FUND'S
EXPENSES (SEE NOTE 6 OF NOTES
TO FINANCIAL STATEMENTS).
F THE AMOUNT SHOWN
FOR A SHARE OUTSTANDING DOES
NOT CORRESPOND WITH THE
AGGREGATE NET LOSS ON
INVESTMENTS FOR THE PERIOD DUE
TO THE TIMING OF SALES AND
REPURCHASES OF FUND SHARES IN
RELATION TO FLUCTUATING MARKET
VALUES OF THE INVESTMENTS OF
THE FUND.


OVERSEAS
PERFORMANCE: THE BOTTOM LINE


There are several ways to evaluate a fund's historical performance. You can look at the total percentage change in value, the average annual percentage change or the growth of a hypothetical $10,000 investment. Total return reflects the change in the value of an investment, assuming reinvestment of the fund's dividend income and capital gains (the profits earned upon the sale of securities that have grown in value).
CUMULATIVE TOTAL RETURNS
PERIODS ENDED                     PAST 1  PAST 5  PAST 10
OCTOBER 31, 1998                  YEAR    YEARS   YEARS

FIDELITY OVERSEAS                 4.60%   48.33%  117.64%

MSCI EAFE                         9.89%   39.58%  67.89%

International Funds Average       4.07%   41.60%  133.99%

CUMULATIVE TOTAL RETURNS show the fund's performance in percentage terms over a set period - in this case, one year, five years or 10 years. For example, if you had invested $1,000 in a fund that had a 5% return over the past year, the value of your investment would be $1,050. You can compare the fund's returns to the performance of the Morgan Stanley Capital International (MSCI) Europe, Australasia, Far East (EAFE) Index - a market capitalization weighted, unmanaged index of over 1,000 foreign stocks. To measure how the fund's performance stacked up against its peers, you can compare it to the international funds average, which reflects the performance of mutual funds with similar objectives tracked by Lipper Analytical Services, Inc. The past one year average represents a peer group of 489 mutual funds. These benchmarks include reinvested dividends and capital gains, if any, and exclude the effect of sales charges.
AVERAGE ANNUAL TOTAL RETURNS
PERIODS ENDED                PAST 1  PAST 5  PAST 10
OCTOBER 31, 1998             YEAR    YEARS   YEARS

FIDELITY OVERSEAS            4.60%   8.21%   8.09%

MSCI EAFE                    9.89%   6.90%   5.32%

International Funds Average  4.07%   7.02%   8.53%

AVERAGE ANNUAL TOTAL RETURNS take the fund's cumulative return and show you what would have happened if the fund had performed at a constant rate each year.
$10,000 OVER 10 YEARS
             Overseas                    MS EAFE Index (Net)
             00094                       MS001
  1988/10/31      10000.00                    10000.00
  1988/11/30      10260.87                    10595.66
  1988/12/31      10235.20                    10654.74
  1989/01/31      10360.61                    10842.20
  1989/02/28      10631.66                    10897.93
  1989/03/31      10538.61                    10684.05
  1989/04/30      10765.16                    10783.14
  1989/05/31      10247.34                    10196.50
  1989/06/30       9947.97                    10024.86
  1989/07/31      10935.08                    11283.71
  1989/08/31      10680.21                    10776.24
  1989/09/30      11250.63                    11267.11
  1989/10/31      10639.75                    10814.43
  1989/11/30      11242.54                    11358.07
  1989/12/31      11968.38                    11777.15
  1990/01/31      11696.75                    11338.94
  1990/02/28      11454.84                    10547.54
  1990/03/31      11832.56                     9448.74
  1990/04/30      11802.86                     9373.75
  1990/05/31      12604.99                    10443.31
  1990/06/30      12829.93                    10351.33
  1990/07/31      13462.30                    10497.13
  1990/08/31      11972.62                     9477.77
  1990/09/30      10644.22                     8156.91
  1990/10/31      11658.56                     9427.91
  1990/11/30      11272.34                     8871.78
  1990/12/31      11178.17                     9015.50
  1991/01/31      11426.18                     9307.10
  1991/02/28      11841.02                    10304.81
  1991/03/31      11453.23                     9686.19
  1991/04/30      11615.56                     9781.31
  1991/05/31      11638.11                     9883.37
  1991/06/30      10907.63                     9157.13
  1991/07/31      11502.83                     9607.04
  1991/08/31      11588.51                     9411.94
  1991/09/30      12098.04                     9942.39
  1991/10/31      12138.62                    10083.33
  1991/11/30      11701.24                     9612.59
  1991/12/31      12141.00                    10109.02
  1992/01/31      12280.38                     9893.09
  1992/02/29      12025.64                     9539.00
  1992/03/31      11775.71                     8909.27
  1992/04/30      12491.86                     8951.62
  1992/05/31      13030.18                     9550.80
  1992/06/30      12722.57                     9097.78
  1992/07/31      11915.10                     8864.94
  1992/08/31      11814.16                     9420.96
  1992/09/30      11323.91                     9234.92
  1992/10/31      10554.88                     8750.51
  1992/11/30      10502.01                     8832.85
  1992/12/31      10750.16                     8878.54
  1993/01/31      11063.48                     8877.45
  1993/02/28      11290.37                     9145.61
  1993/03/31      12057.46                     9942.79
  1993/04/30      12894.79                    10886.39
  1993/05/31      13191.90                    11116.30
  1993/06/30      12878.58                    10942.87
  1993/07/31      13467.41                    11325.92
  1993/08/31      14229.10                    11937.33
  1993/09/30      14104.85                    11668.63
  1993/10/31      14672.07                    12028.23
  1993/11/30      14002.21                    10976.83
  1993/12/31      15056.04                    11769.44
  1994/01/31      16126.37                    12764.49
  1994/02/28      15824.48                    12729.14
  1994/03/31      15368.90                    12180.88
  1994/04/30      15884.86                    12697.70
  1994/05/31      15681.77                    12624.80
  1994/06/30      15473.19                    12803.21
  1994/07/31      15906.81                    12926.34
  1994/08/31      16137.35                    13232.37
  1994/09/30      15692.75                    12815.61
  1994/10/31      16011.10                    13242.37
  1994/11/30      15352.44                    12605.94
  1994/12/31      15247.37                    12684.87
  1995/01/31      14593.91                    12197.58
  1995/02/28      14605.08                    12162.57
  1995/03/31      15040.72                    12921.17
  1995/04/30      15470.78                    13407.11
  1995/05/31      15688.60                    13247.29
  1995/06/30      15805.88                    13014.98
  1995/07/31      16515.19                    13825.24
  1995/08/31      16057.21                    13297.86
  1995/09/30      16280.62                    13557.57
  1995/10/31      15956.68                    13193.14
  1995/11/30      16135.41                    13560.22
  1995/12/31      16628.06                    14106.57
  1996/01/31      16942.66                    14164.48
  1996/02/29      16976.98                    14212.36
  1996/03/31      17228.66                    14514.18
  1996/04/30      17697.70                    14936.15
  1996/05/31      17703.42                    14661.30
  1996/06/30      17834.98                    14743.82
  1996/07/31      17337.34                    14312.89
  1996/08/31      17463.18                    14344.25
  1996/09/30      17966.54                    14725.32
  1996/10/31      17777.78                    14574.64
  1996/11/30      18715.86                    15154.54
  1996/12/31      18806.04                    14959.59
  1997/01/31      18818.24                    14439.00
  1997/02/28      19238.99                    14678.68
  1997/03/31      19409.74                    14734.46
  1997/04/30      19556.09                    14815.50
  1997/05/31      20751.28                    15782.51
  1997/06/30      21830.62                    16655.28
  1997/07/31      22556.27                    16927.10
  1997/08/31      20879.34                    15665.19
  1997/09/30      22373.33                    16545.10
  1997/10/31      20806.16                    15277.58
  1997/11/30      20708.60                    15124.81
  1997/12/31      20859.64                    15259.57
  1998/01/31      21526.33                    15960.29
  1998/02/28      22737.91                    16987.33
  1998/03/31      23776.40                    17513.60
  1998/04/30      24443.09                    17655.11
  1998/05/31      24404.63                    17572.66
  1998/06/30      24167.44                    17708.85
  1998/07/31      24372.58                    17891.60
  1998/08/31      19975.00                    15678.23
  1998/09/30      19962.18                    15200.99
  1998/10/30      21769.93                    16789.03
IMATRL PRASUN   SHR__CHT 19981031 19981109 152214 R00000000000123
$10,000 OVER 10 YEARS: Let's say hypothetically that $10,000 was invested in Fidelity Overseas Fund on October 31, 1988. As the chart shows, by October 31, 1998, the value of the investment would have grown to $21,764 - a 117.64% increase on the initial investment. For comparison, look at how the Morgan Stanley Capital International EAFE Index did over the period. With dividends and capital gains, if any, reinvested, the same $10,000 investment would have grown to $16,789 - a 67.89% increase.

UNDERSTANDING PERFORMANCE
Many markets around the globe offer the
potential for significant growth over time;
however, investing in foreign markets means assuming greater risks than investing in the United States. Factors like changes in a country's financial markets, its local political and economic climate, and the fluctuating value of its currency create these risks. For these reasons an international fund's performance may be more volatile than a fund that invests exclusively in the United States. Past performance is no guarantee of future results and you may have a gain or loss when you sell your shares.
(checkmark)
OVERSEAS
FUND TALK: THE MANAGER'S OVERVIEW



An interview with Richard Mace, Portfolio Manager of Fidelity Overseas
Fund
Q. HOW DID THE FUND PERFORM, RICK?
A. It was mixed. For the 12 months that ended October 31, 1998, the fund returned 4.60%. This lagged the Morgan Stanley Capital International Europe, Australasia, Far East (EAFE) Index, which returned 9.89% over the same time period. The fund outperformed the international funds average, which had a 12-month return of 4.07% as of October 31, 1998 according to Lipper Analytical Services.
Q. WHAT FACTORS CAUSED THE FUND TO UNDERPERFORM THE EAFE INDEX?
A. One of the primary detractors to the fund's performance was its exposure both to investments in emerging markets and to companies whose businesses were negatively affected by emerging-market turmoil. The fund's overall exposure to emerging-market securities was fairly minimal. Nonetheless, several of the fund's holdings in sectors such as banking and commodities were weak as investors expected problems in emerging markets to lead to sluggish economic growth. Several commodities-related companies experienced earnings shortfalls as a result of lower commodity prices due to declining demand. Banks, meanwhile, reported an increase in problematic loans stemming from slower economic growth and the emerging-market volatility. Commodity holdings that were hurt during the period included energy-related stocks Elf Aquitaine and Total, both headquartered in France. Banking positions that were negatively affected included Mexican holdings Grupo Financiero Bancomer and BANACCI.
Q. WITH ALL THE VOLATILITY WE WITNESSED DURING THE PERIOD, DID YOU MAKE ANY ADJUSTMENTS TO YOUR STRATEGIC THINKING?
A. As the market went through its correction, I decided to reduce the number of holdings in the portfolio. This move was based on two factors. First, our analysis showed that the top holdings in the fund are typically among the best performers. Thus, I chose to place more emphasis on certain top holdings. Second, the magnitude of share price declines during the correction in world markets varied widely. Our research staff felt that some positions had declined by more than our analysis justified, and I increased the fund's exposure to several of those positions. I felt that the correction and volatility provided me with an opportunity to purchase certain stocks at more attractive valuations.
Q. TOGETHER, THE FUND'S INVESTMENTS IN THE UNITED KINGDOM, FRANCE AND JAPAN TOTALED AROUND 47% AT THE END OF THE PERIOD. HOW DID YOU POSITION THE FUND WITHIN THESE MARKETS AND HOW DID EACH MARKET PERFORM?
A. Compared to the EAFE index, the fund was significantly underweighted in both the U.K. and Japan during the period, and was overweighted in France. My underweighting in the U.K. hurt, as that market topped the EAFE's average return over the past 12 months. On the flip side, my decision to underweight Japan - which continued to struggle economically - helped relative performance. That being said, I'd like to stress to shareholders that the fund's country weightings are mostly a function of my individual stock selection process. If I find more stocks that meet my selection criteria in a particular country, the fund may be overweighted in that market. The reverse will be true for those markets where I uncover fewer attractive opportunities. Here's an example. During this past 12-month period, Spain, Italy and Belgium were three of the best-performing markets in the world. The fund, however, was underweighted in each country because I didn't find enough solid investments in those markets. This turned out to be a contributing factor to the fund's underperformance relative to the EAFE index.
Q. YOU INCREASED THE FUND'S EXPOSURE TO UTILITIES STOCKS FROM AROUND 8% OF THE FUND'S INVESTMENTS TO APPROXIMATELY 14%. WHAT WAS YOUR ATTRACTION?
A. The utilities sector - particularly the telephone utility segment - proved to be a fertile area for good opportunities over the past year. Companies worldwide have had to cope with a rapidly changing competitive environment, the privatization of state-owned businesses continued uninterrupted during the period and industry deregulation opened up new opportunities for expansion into new markets. As a result, a rash of consolidation activity ensued as companies jockeyed for position in these markets while protecting their competitive bases closer to home. Our research team was able to find a number of telecommunications companies in Europe and Japan that we felt were attractively valued, particularly among cellular providers. These included U.K.-based Vodafone, Germany's Mannesmann and Spain's Telefonica, all of which contributed positively to the fund's performance.
Q. WHICH OTHER INDIVIDUAL STOCKS PERFORMED WELL? WHICH PROVED
DISAPPOINTING?
A. The fund's positions in European business services providers such as Britain's Rentokil and Securicor got a boost from improved business conditions. In terms of disappointments, paper stocks were another commodities area that was hit hard by falling demand and prices. The fund's investments in Canadian paper companies Abitibi-Consolidated and Alliance Forest Products, for instance, were notable detractors. Holdings in Canadian and Australian metals producers also hurt performance.
Q. SHAREHOLDERS MAY NOTICE THAT THE FUND HOLDS SEVERAL POSITIONS IN FUTURES CONTRACTS. WHAT ROLE DO THESE INVESTMENTS PLAY IN THE PORTFOLIO?
A. While there are many different uses for futures contracts, I use them in the fund to be as fully invested in equities as possible. During periods of inconsistent cash flows, volatile financial markets or if the fund experiences a temporary cash buildup due to my selling a few stocks, the use of futures can provide a low-cost way for the fund to remain fully invested in a diversified group of stocks.
Q. WHAT'S YOUR OUTLOOK FOR THE COMING MONTHS?
A. I remain optimistic that Europe's economies will continue to improve. As the closing months of the period showed, however, corporate earnings must be watched carefully and a determination must be made as to whether those earnings support prevailing valuations. If earnings disappoint, more stock market corrections could become reality. It's becoming an old story, but as far as the situation in Japan goes, I'll continue to look for glimmers of economic improvement. Towards the end of the period, we began to see Japanese companies adopt a more shareholder-friendly focus. Lastly, the emerging markets still appear to be in turmoil at this point. Continuing economic and currency concerns combined with social unrest provide a less-than-promising outlook for a fast recuperation. Regardless, I'll keep an eye on a number of companies that have shown valuation improvements over the past few months.
THE VIEWS EXPRESSED IN THIS REPORT REFLECT THOSE OF THE PORTFOLIO MANAGER ONLY THROUGH THE END OF THE PERIOD OF THE REPORT AS STATED ON THE COVER. THE MANAGER'S VIEWS ARE SUBJECT TO CHANGE AT ANY TIME BASED ON MARKET AND OTHER CONDITIONS.

RICK MACE DISCUSSES THE IMPACT OF THE UPCOMING
INTRODUCTION OF THE EURO:
"On January 1, 1999, 11 of the `in' countries of the European Union will officially adopt the euro as their currency. The in countries include Germany, France, Italy, Spain, the Netherlands, Belgium, Austria, Finland, Portugal, Ireland and Luxembourg. The four other member countries - the United Kingdom, Sweden, Denmark and Greece - will not be converting their currencies on that date for various reasons. On New Year's weekend, the participating countries will establish fixed conversion rates between their existing currencies and the euro. For example, the French franc will be interchangeable with the euro at the fixed exchange rate, much like U.S. dimes and quarters are interchangeable with the U.S. dollar.
"The introduction of the euro also could have the effect of reducing the costs of doing business throughout Europe. This could make Europe a more attractive place to do business and, in turn, could heighten interest among multinational corporations around the world in both owning more European businesses and expanding their operations in the region. In addition, the launch of the euro should serve to improve the efficiency of those businesses operating in Europe.
"In terms of the impact the euro will have on the way I manage the fund, it will be extremely minimal. My stock selection process is built on the foundation of individual stock analysis and that has never wavered. Rather, I'll have to get used to the fact that a security that was valued at 10 Deutsche marks the week before may be worth only five euro on January 4. We may also see more investment opportunities throughout Europe, as companies could forego the traditional bank route and go to the capital markets to raise money for expenditures."

FUND FACTS
GOAL: long-term growth of capital by investing in equity securities outside the United States
FUND NUMBER: 094
TRADING SYMBOL: FOSFX
START DATE: December 4, 1984
SIZE: as of October 31, 1998, more than
$3.6 billion
MANAGER: Richard Mace, since 1996; manager,
Fidelity International Value Fund, since 1994;
Fidelity Advisor Overseas Fund, since 1996;
various other Fidelity funds, 1993-1996;
joined Fidelity in 1987
(checkmark)
OVERSEAS

INVESTMENT CHANGES




GEOGRAPHIC DIVERSIFICATION (% OF FUND'S INVESTMENTS)

AS OF OCTOBER 31, 1998
UNITED STATES 11.6%
FRANCE 15.2%
ROW: 1, COL: 1, VALUE: 15.2
ROW: 1, COL: 2, VALUE: 9.199999999999999
ROW: 1, COL: 3, VALUE: 4.3
ROW: 1, COL: 4, VALUE: 15.3
ROW: 1, COL: 5, VALUE: 7.8
ROW: 1, COL: 6, VALUE: 9.4
ROW: 1, COL: 7, VALUE: 3.1
ROW: 1, COL: 8, VALUE: 6.8
ROW: 1, COL: 9, VALUE: 17.3
ROW: 1, COL: 10, VALUE: 11.6
UNITED KINGDOM 17.3%
GERMANY 9.2%
ITALY 4.3%
SWITZERLAND 6.8%
JAPAN 15.3%
SWEDEN 3.1%
NETHERLANDS 7.8%
OTHER 9.4%
PERCENTAGES ARE ADJUSTED FOR THE EFFECT OF FUTURES CONTRACTS, IF
APPLICABLE.
AS OF APRIL 30, 1998
FRANCE 13.8%
UNITED STATES 5.7%
ROW: 1, COL: 1, VALUE: 13.8
ROW: 1, COL: 2, VALUE: 5.6
ROW: 1, COL: 3, VALUE: 3.0
ROW: 1, COL: 4, VALUE: 17.3
ROW: 1, COL: 5, VALUE: 8.9
ROW: 1, COL: 6, VALUE: 19.1
ROW: 1, COL: 7, VALUE: 5.5
ROW: 1, COL: 8, VALUE: 6.0
ROW: 1, COL: 9, VALUE: 15.1
ROW: 1, COL: 10, VALUE: 5.7
UNITED KINGDOM 15.1%
GERMANY 5.6%
ITALY 3.0%
SWITZERLAND 6.0%
JAPAN 17.3%
SWEDEN 5.5%
NETHERLANDS 8.9%
OTHER 19.1%
PERCENTAGES ARE ADJUSTED FOR THE EFFECT OF FUTURES CONTRACTS, IF
APPLICABLE.
ASSET ALLOCATION

                               % OF FUND'S  % OF FUND'S
                               INVESTMENTS  INVESTMENTS
                                            6 MONTHS AGO

Stocks, closed-end investment  94.8         94.9
companies and equity futures

Bonds                          0.2          0.2

Short-term investments         5.0          4.9

TOP TEN STOCKS AS OF OCTOBER 31, 1998

                                       % OF FUND'S   % OF FUND'S
                                       INVESTMENTS   INVESTMENTS
                                                     IN THESE STOCKS
                                                     6 MONTHS AGO

Novartis AG (Reg.)                      1.8          1.9
(Switzerland, Drugs &
 Pharmaceuticals)

Elf Aquitaine                           1.8          0.9
(France, Oil & Gas)

Telefonica de Espana SA                 1.7          1.0
(Spain, Telephone Services)

Total SA Class B                        1.6          2.0
(France, Oil & Gas)

SmithKline Beecham PLC                  1.4          1.1
(United Kingdom, Drugs &
 Pharmaceuticals)

Nestle SA (Reg.)                        1.3          0.9
(Switzerland, Foods)

Telebras sponsored ADR                  1.3          1.1
(Brazil, Telephone Services)

Glaxo Wellcome PLC                      1.2          0.7
(United Kingdom, Drugs &
 Pharmaceuticals)

Vodafone Group PLC                      1.2          0.9
(United Kingdom, Cellular)

OY Nokia AB Series A                    1.2          0.3
(Finland, Communications
 Equipment)

TOP TEN MARKET SECTORS AS OF OCTOBER 31, 1998

                                               % OF FUND'S   % OF FUND'S
                                               INVESTMENTS   INVESTMENTS
                                                             IN THESE
                                                             MARKET SECTORS
                                                             6 MONTHS AGO

FINANCE                                         21.1         20.6

UTILITIES                                       14.3         8.4

HEALTH                                          8.5          9.1

ENERGY                                          7.2          7.5

DURABLES                                        5.9          6.6

INDUSTRIAL MACHINERY & EQUIPMENT                5.5          7.1

TECHNOLOGY                                      5.4          6.5

NONDURABLES                                     4.6          5.7

BASIC INDUSTRIES                                4.3          8.6

SERVICES                                        3.2          1.9

OVERSEAS

INVESTMENTS OCTOBER 31, 1998

Showing Percentage of Total Value of Investment in Securities



COMMON STOCKS - 86.2%

                                                                         SHARES             VALUE (NOTE 1)

ARGENTINA - 0.0%

Bansud SA Class B (a)                                                     343,000           $ 1,149,406

AUSTRALIA - 2.4%

Australia & New Zealand Banking Group Ltd.                                2,169,197          12,378,300

Brambles Industries Ltd.                                                  90,600             1,982,679

Broken Hill Proprietary Co. Ltd. (The)                                    791,340            6,711,861

Coles Myer Ltd.                                                           1,345,400          5,755,943

Commonwealth Bank of Australia (c)                                        664,600            8,243,963

CSR Ltd.                                                                  452,517            1,032,897

David Jones Ltd.                                                          1,298,600          1,319,281

Fosters Brewing Group Ltd.                                                1,663,600          4,077,391

National Australia Bank Ltd.                                              285,500            3,774,704

News Corp. Ltd.                                                           901,917            6,147,912

News Corp. Ltd.:

ADR                                                                       265,900            7,262,394

sponsored ADR (ltd. vtg.)                                                 82,300             1,990,631

Rio Tinto Ltd.                                                            249,500            3,114,659

Smith (Howard) Ltd.                                                       82,200             492,135

WMC Ltd.                                                                  3,949,012          13,370,548

Woodside Petroleum Ltd.                                                   714,200            3,765,949

Woolworths Ltd.                                                           1,455,147          5,109,239

                                                                                             86,530,486

AUSTRIA - 0.1%

Bank Austria AG                                                           42,300             2,304,266

BELGIUM - 0.0%

Fortis AG                                                                 2,000              574,101

BRAZIL - 1.6%

Centrais Electricas Brasileiras SA                                        141,360,000        3,270,494

Compania Energertica Minas Gerais                                         330,921,033        6,435,616

Telebras sponsored ADR                                                    617,700            46,906,594

                                                                                             56,612,704

CANADA - 1.2%

Alcan Aluminium Ltd.                                                      74,100             1,861,025

BCE, Inc.                                                                 480,600            16,290,997

Canadian Natural Resources Ltd. (a)                                       336,300            5,885,087

Inco Ltd.                                                                 295,700            3,171,842

Noranda, Inc.                                                             712,800            10,533,307

Rio Alto Exploration Ltd. (a)                                             415,400            4,523,119

                                                                                             42,265,377

DENMARK - 0.5%

Den Danske Bank Group AS                                                  39,200             5,329,644

International Service Systems AS                                          62,900             4,250,946
Class B

Unidanmark AS Class A                                                     104,100            7,945,807

                                                                                             17,526,397

FINLAND - 1.7%

Enso OY Class R                                                           509,800            3,951,545

Merita Ltd. Series A                                                      257,800            1,383,405



                                                                         SHARES             VALUE (NOTE 1)

OY Nokia AB:

Series A                                                                  451,200           $ 41,989,803

sponsored ADR                                                             2,000              186,125

Raisio Group PLC                                                          140,400            1,897,486

Sampo Insurance Co. Ltd.                                                  97,300             3,036,093

UPM-Kymmene Corp.                                                         346,700            8,303,160

                                                                                             60,747,617

FRANCE - 14.1%

Accor SA                                                                  90,100             18,953,206

Alcatel Alsthom Compagnie Generale d'Electricite SA                       368,700            40,557,000

Alcatel Alsthom Compagnie Generale d'Electricite SA sponsored ADR         3,000              66,000

Atos SA (a)                                                               44,000             8,311,913

Axa SA                                                                    270,165            30,582,695

Banque Nationale de Paris                                                 240,500            15,255,322

Cap Gemini SA                                                             95,400             14,358,923

Castorama Dubois Investissements SA                                       37,300             6,662,995

Coflexip SA sponsored ADR                                                 149,100            7,175,438

Compagnie de St. Gobain                                                   54,100             8,015,971

Compagnie Financiere de Paribas Class A (Reg.)                            89,600             6,596,002

Credit Commercial de France                                               88,600             6,231,721

Elf Aquitaine                                                             541,000            62,756,000

Elf Aquitaine sponsored ADR                                               2,000              116,000

Groupe Danone                                                             73,100             19,356,472

Lafarge SA                                                                69,862             7,152,805

Lagardere S.C.A. (Reg.)                                                   212,500            8,564,811

Michelin SA (Compagnie Generale des Etablissements) Class B               135,989            5,613,404

Pechiney SA Class A (a)                                                   148,150            5,097,939

Peugeot SA                                                                35,100             5,865,079

Renault SA                                                                304,700            13,044,370

Rhone-Poulenc SA:

Class A                                                                   313,125            14,619,021

sponsored ADR Class A                                                     2,500              116,719

Royal Canin SA (c)                                                        15,486             837,428

Sanofi SA                                                                 137,600            21,578,672

Scor SA                                                                   209,000            12,002,704

Societe Generale, France Class A                                          252,400            33,439,804

Suez Lyonnaise des Eaux                                                   68,800             12,339,528

Total SA:

Class B                                                                   484,990            56,743,830

sponsored ADR                                                             2,000              117,000

Unibail                                                                   26,228             3,607,254

Union Assurancesfederales SA                                              95,500             11,963,967

Valeo SA                                                                  72,200             6,259,928

Vivendi SA                                                                168,900            38,634,767

                                                                                             502,594,688

GERMANY - 6.9%

Adidas-Salomon AG                                                         64,200             7,568,924

Allianz AG (Reg.)                                                         95,600             32,858,888

BASF AG                                                                   440,800            18,759,318

COMMON STOCKS - CONTINUED

                                                                         SHARES             VALUE (NOTE 1)

GERMANY - CONTINUED

Bayer AG                                                                  325,700           $ 13,386,388

Bayerische Hypo-und Vereinsbank AG                                        240,900            19,087,028

Bayerische Motoren Werke (BMW) AG                                         10,600             7,466,143

BHF Bank AG                                                               552,950            21,479,466

Continental Gummi-Werke AG                                                67,000             1,782,346

Daimler-Benz AG (a)                                                       247,700            19,525,993

Deutsche Lufthansa AG (Reg.)                                              318,200            6,944,994

Deutsche Telekom AG                                                       580,900            15,741,196

Dresdner Bank AG                                                          112,000            4,367,594

Hoechst AG                                                                140,700            5,931,687

Holzmann (Phillip) AG (a)                                                 3,676              373,378

Mannesmann AG                                                             361,300            35,671,276

Schering AG                                                               21,000             2,456,771

Siemens AG                                                                180,400            11,125,030

Veba AG                                                                   129,450            7,192,536

Viag AG                                                                   21,700             14,680,955

                                                                                             246,399,911

HONG KONG - 0.6%

CLP Holdings Ltd.                                                         720,000            4,044,160

Dairy Farm International Holdings Ltd.                                    2,553,000          3,140,190

Hong Kong & China Gas Co. Ltd.                                            523,000            742,850

Johnson Electric Holdings Ltd.                                            3,863,000          8,978,501

Li & Fung Ltd.                                                            298,000            465,595

Sun Hung Kai Properties Ltd.                                              252,000            1,757,118

Vtech Holdings Ltd.                                                       913,000            3,424,708

                                                                                             22,553,122

IRELAND - 1.3%

Bank of Ireland, Inc.                                                     1,164,449          21,302,328

CRH PLC                                                                   296,900            4,267,269

Elan Corp. PLC ADR (a)                                                    137,600            9,640,600

Irish Life PLC                                                            790,000            7,011,132

Smurfit (Jefferson) Group PLC                                             2,966,300          4,821,424

                                                                                             47,042,753

ITALY - 2.7%

Assicurazioni Generali Spa                                                956,500            34,173,692

Banca Commerciale Italiana Spa                                            501,400            3,105,444

Banca di Roma (a)                                                         9,381,800          16,391,249

Eni Spa sponsored ADR                                                     683,600            4,083,831

Finmeccanica Spa (a)                                                      3,320,100          2,621,157

Istituto Bancario San Paolo                                               525,500            7,819,591

Istituto Nazionale Delle Assicurazioni Spa                                1,740,200          4,820,732

Telecom Italia Mobile Spa                                                 1,770,400          10,305,721

Telecom Italia Spa                                                        383,330            2,776,900

Unicredito Italiano Spa                                                   2,043,800          11,026,079

                                                                                             97,124,396

JAPAN - 13.3%

Acom Co. Ltd.                                                             190,900            10,699,604



                                                                         SHARES             VALUE (NOTE 1)

Aiful Corp. (a)(c)                                                        109,600           $ 5,123,788

Aiwa Co. Ltd.                                                             165,600            4,106,139

Bank of Tokyo-Mitsubishi Ltd.                                             183,000            1,703,168

Banyu Pharmaceutical Co. Ltd.                                             420,000            7,156,092

Bridgestone Corp.                                                         166,000            3,665,863

Canon, Inc.                                                               826,000            15,680,844

Daiwa House Industry Co. Ltd.                                             339,000            3,838,011

DDI Corp.                                                                 3,616              10,584,934

Fuji Bank Ltd.                                                            1,045,000          4,012,656

Fuji Heavy Industries Ltd.                                                3,520,000          17,577,272

Fuji Photo Film Co. Ltd.                                                  863,000            31,726,304

Hitachi Maxell Ltd.                                                       747,000            10,676,023

Honda Motor Co. Ltd.                                                      909,000            27,391,306

Hoya Corp.                                                                93,000             3,995,437

Ito-Yokado Co. Ltd.                                                       290,000            16,978,046

Kao Corp.                                                                 446,000            9,062,075

Matsumotokiyoshi Co. Ltd.                                                 7,100              268,963

Matsushita Electric Industrial Co. Ltd.                                   820,000            12,088,232

Minebea Co. Ltd.                                                          828,000            7,805,941

Minolta Co. Ltd.                                                          1,956,000          9,885,252

Mitsubishi Electric Corp.                                                 2,602,000          5,309,290

Mitsubishi Estate Co. Ltd.                                                1,153,000          10,492,648

Mitsubishi Trust & Banking Corp.                                          600,000            4,065,433

Mitsui Fudosan Co. Ltd.                                                   515,000            3,431,856

NGK Insulators Ltd.                                                       284,000            3,166,423

Nichicon Corp.                                                            156,000            1,699,010

Nippon Telegraph & Telephone Corp.                                        2,107              16,543,987

Nomura Securities Co. Ltd.                                                1,828,000          13,849,678

Ntt Mobile Communication Network, Inc. (a)(c)                             478                17,325,700

Omron Corp.                                                               587,000            5,761,343

Orix Corp. (a)                                                            296,100            21,286,570

Osaka Gas Co. Ltd.                                                        637,000            2,051,124

Paris Miki, Inc.                                                          16,400             276,322

Rohm Co. Ltd.                                                             169,000            14,986,656

Sankyo Co. Ltd.                                                           240,000            5,434,352

Secom Ltd.                                                                32,000             2,383,125

Sekisui House Ltd.                                                        501,000            5,007,844

Sharp Corp.                                                               1,149,000          8,705,295

Shin-Etsu Chemical Co. Ltd.                                               164,000            3,275,764

Shohkoh Fund & Co. Ltd.                                                   12,200             3,723,547

Sony Corp.                                                                210,800            13,878,680

Sumitomo Realty & Development Co. Ltd. (a)                                1,694,000          5,090,022

Takeda Chemical Industries Ltd.                                           1,233,000          40,233,063

Takefuji Corp.                                                            133,800            7,153,664

Takefuji Corp. (c)                                                        96,900             5,180,792

Terumo Corp.                                                              245,000            5,167,887

THK Co. Ltd.                                                              674,100            6,964,443

Tokio Marine & Fire Insurance Co. Ltd. (The)                              279,000            3,182,738

Tokyo Electron Ltd.                                                       140,000            4,568,231

Tokyo Gas Co. Ltd.                                                        672,000            1,729,901

Toyota Motor Corp.                                                        169,000            4,074,042

COMMON STOCKS - CONTINUED

                                                                         SHARES             VALUE (NOTE 1)

JAPAN - CONTINUED

Unified-Charm Corp.                                                       135,700           $ 6,192,079

Yamanouchi Pharmaceutical Co. Ltd.                                        259,000            7,447,783

                                                                                             473,665,242

LUXEMBOURG - 0.1%

Stolt Comex Seaway SA                                                     184,300            2,349,825

MALAYSIA - 0.0%

Malayan Banking BHD                                                       104,000            100,716

Oriental Holdings BHD                                                     1,994,800          1,663,033

                                                                                             1,763,749

MEXICO - 1.1%

BANACCI SA de CV Class B (a)                                              2,258,000          2,361,454

Elektra SA de CV unit                                                     1,044,100          465,893

Grupo Financiero Bancomer SA de CV Class B                                49,452,000         10,146,526

Telefonos de Mexico SA de CV sponsored ADR representing Class L shares    494,400            26,110,500

                                                                                             39,084,373

NETHERLANDS - 7.8%

ABN AMRO Holding NV                                                       397,400            7,451,117

Ahold NV                                                                  713,653            23,741,282

Akzo Nobel NV                                                             810,300            31,514,319

Akzo Nobel NV ADR                                                         2,000              79,000

Elsevier NV                                                               233,800            3,294,016

Fortis Amev NV                                                            69,500             4,516,178

ING Groep NV                                                              838,534            40,608,279

Koninklijke KPN NV                                                        252,900            9,835,828

Laurus NV                                                                 60,200             1,515,723

Nutreco Holding NV                                                        184,122            6,263,324

Philips Electronics NV (Bearer)                                           746,800            40,980,665

Royal Dutch Petroleum Co.:

(Hague Registry)                                                          780,500            38,439,635

(NY Registry Gilder 1.25)                                                 2,500              123,125

TNT Post Group NV                                                         145,700            3,902,609

Unilever NV                                                               476,000            35,342,369

Unilever NV (NY shares)                                                   1,500              112,875

Vedior NV                                                                 570,914            14,558,047

Vendex NV CVA                                                             86,000             2,188,354

VNU                                                                       384,400            13,302,748

                                                                                             277,769,493

NETHERLANDS ANTILLES - 0.1%

Schlumberger Ltd.                                                         62,400             3,276,000

NORWAY - 0.2%

NCL Holdings AS (a)                                                       3,092,900          8,083,302

PORTUGAL - 0.5%

Banco Pinto & Sotto Mayor SA                                              347,100            6,661,702

Electricidade de Portugal SA                                              223,300            5,621,658



                                                                         SHARES             VALUE (NOTE 1)

Portugal Telecom SA                                                       32,000            $ 1,518,420

Telecel Comunicacoes Pessoais SA                                          13,000             2,398,468

                                                                                             16,200,248

RUSSIA - 0.1%

Vimpel Communications sponsored ADR (a)                                   199,600            2,345,300

SOUTH AFRICA - 0.0%

ABSA Group Ltd.                                                           186,500            1,019,354

SPAIN - 2.7%

Banco Bilbao Vizcaya SA (Reg.)                                            1,317,900          17,796,803

Banco Santander SA                                                        302,788            5,552,190

Corporacion Mapfre Compania Internacional de Reaseguros SA (Reg.)         85,179             2,252,068

Iberdrola SA                                                              291,800            4,718,160

Mapfre Vida SA                                                            76,200             3,027,420

Repsol SA                                                                 45,000             2,261,194

Telefonica de Espana SA                                                   1,357,100          61,344,396

Telefonica de Espana SA sponsored ADR                                     1,000              136,938

                                                                                             97,089,169

SWEDEN - 3.1%

ABB AB:

Series A                                                                  141,000            1,493,989

Series B                                                                  135,000            1,430,415

Assa Abloy AB Class B                                                     13,200             527,241

Astra AB Class A                                                          1,085,333          17,821,376

Electrolux AB                                                             359,100            5,419,107

Ericsson (L.M.) Telefon AB:

ADR Class B                                                               4,500              101,813

Class B                                                                   857,600            19,382,771

Nordbanken Holding AB                                                     1,246,600          7,492,857

Skandia Foersaekrings AB                                                  940,500            12,018,668

Svenska Handelsbanken                                                     343,100            14,475,399

Swedish Match Co.                                                         7,736,300          27,323,759

Volvo AB Class B                                                          157,600            3,410,598

                                                                                             110,897,993

SWITZERLAND - 6.8%

Adecco SA (Bearer)                                                        17,824             7,120,897

Credit Suisse Group (Reg.)                                                153,000            23,572,855

Julius Baer Holding AG                                                    11,712             35,959,605

Nestle SA (Reg.)                                                          22,229             47,363,977

Novartis AG (Reg.)                                                        36,389             65,689,456

Roche Holding AG participation certificates                               820                9,585,322

Swiss Reinsurance Co. (Reg.)                                              1,900              4,239,559

Swisscom AG (a)                                                           42,500             14,432,360

UBS AG (a)                                                                125,911            34,606,545

Zurich Allied AG (Reg.) (a)                                               3,000              1,826,656

                                                                                             244,397,232

UNITED KINGDOM - 16.1%

Allied Zurich PLC (a)                                                     1,199,550          14,261,390

COMMON STOCKS - CONTINUED

                                                                         SHARES             VALUE (NOTE 1)

UNITED KINGDOM - CONTINUED

Amec PLC                                                                  500               $ 1,490

Bank of Scotland                                                          838,200            9,109,143

Barclays PLC                                                              381,300            8,217,326

Barratt Developments PLC                                                  54,700             210,211

Bass PLC                                                                  271,000            3,294,512

BBA Group PLC                                                             528,442            3,269,617

BOC Group PLC                                                             160,900            2,362,875

Boots Co. PLC                                                             425,900            6,397,131

British Aerospace PLC                                                     2,680,140          19,477,462

British American Tobacco PLC                                              777,450            7,023,427

British Petroleum Co. PLC                                                 2,117,817          31,207,304

British Petroleum Co. PLC ADR                                             1,500              132,656

British Telecommunications PLC                                            2,406,400          31,304,913

BTP PLC                                                                   104,100            686,803

Cable & Wireless PLC                                                      921,600            10,339,569

Cadbury-Schweppes PLC                                                     432,900            6,632,753

Caradon PLC                                                               6,549,290          13,575,785

CGU PLC                                                                   1,011,500          16,031,408

Cookson Group PLC                                                         3,954,762          8,277,811

Courtaulds Textiles PLC                                                   987,400            2,380,898

Diageo PLC                                                                348,000            3,758,583

Glaxo Wellcome PLC                                                        1,362,400          42,393,206

Glaxo Wellcome PLC sponsored ADR                                          2,500              155,625

Hays PLC                                                                  322,500            4,752,231

HSBC Holdings PLC                                                         324,000            7,378,517

HSBC Holdings PLC Ord.                                                    253,900            5,952,178

Kingfisher PLC                                                            901,200            7,915,017

Lloyds TSB Group PLC                                                      3,335,700          41,194,019

Misys PLC                                                                 373,300            2,619,131

National Grid Group PLC                                                   1,007,760          6,901,851

National Westminster Bank PLC                                             419,700            7,091,127

Pearson PLC                                                               489,200            8,535,703

Pilkington PLC                                                            2,532,200          2,798,511

Prudential Corp. PLC                                                      130,000            1,691,412

Reed International PLC                                                    735,800            6,228,251

Rentokil Initial PLC                                                      4,916,300          30,788,968

Rio Tinto PLC (Reg.)                                                      900,000            10,926,113

Royal & Sun Alliance Insurance                                            445,913            4,084,347
Group PLC

Saatchi & Saatchi PLC                                                     3,729,400          7,244,061

Scottish & Newcastle PLC                                                  334,400            4,076,456

Shell Transport & Trading Co. PLC:

(Reg.)                                                                    4,620,700          28,293,986

ADR                                                                       3,000              110,250

Siebe PLC                                                                 3,642,800          14,944,678

SmithKline Beecham PLC                                                    4,007,744          51,085,225

SmithKline Beecham PLC ADR                                                2,500              159,375

Somerfield PLC                                                            1,195,600          7,717,834

Tarmac PLC                                                                1,628,500          2,808,731

Tomkins PLC                                                               709,500            3,284,980

Unilever PLC                                                              1,165,100          11,705,760

Unilever PLC ADR                                                          3,000              122,438



                                                                         SHARES             VALUE (NOTE 1)

Vodafone Group PLC                                                        3,123,838         $ 42,043,614

Wimpey George PLC                                                         984,300            1,862,478

WPP Group PLC                                                             1,686,100          8,385,422

                                                                                             573,204,562

UNITED STATES OF AMERICA - 1.2%

Aluminum Co. of America                                                   237,300            18,806,025

Global TeleSystems Group, Inc. (a)                                        433,900            17,383,119

Newmont Mining Corp.                                                      83,800             1,780,750

Transocean Offshore, Inc.                                                 98,600             3,642,038

                                                                                             41,611,932


TOTAL COMMON STOCKS          3,076,182,998
(Cost $2,555,585,987)

PREFERRED STOCKS - 2.6%



CONVERTIBLE PREFERRED STOCKS - 0.2%

AUSTRALIA - 0.2%

WBK STRYPES Trust $3.135                 315,800                  9,059,513

NONCONVERTIBLE PREFERRED STOCKS - 2.4%

AUSTRALIA - 0.1%

Star City Holdings Ltd. (a)              2,943,200                2,000,724

GERMANY - 0.9%

Dyckerhoff AG                            12,700                   3,900,605

Porsche AG (non-vtg.)                    534                      920,133

SAP AG (Systeme Anwendungen Produkte)    52,300                   25,816,406

                                                                  30,637,144

ITALY - 1.4%

Telecom Italia Mobile Spa                5,879,300                20,892,583

Telecom Italia Spa Risp                  6,117,400                31,038,706

                                                                  51,931,289

TOTAL NONCONVERTIBLE PREFERRED STOCKS                             84,569,157

TOTAL PREFERRED STOCKS                               93,628,670
(Cost $52,460,688)


CLOSED-END INVESTMENT COMPANIES - 0.6%



EMERGING MARKETS - 0.1%

Templeton Dragon Fund, Inc.                   359,000                3,029,063

GERMANY - 0.3%

Emerging Germany Fund, Inc.                   134,100                1,801,969

New Germany Fund, Inc. (The)                  662,700                10,810,294

                                                                     12,612,263

CLOSED-END INVESTMENT COMPANIES - CONTINUED

                                             SHARES                 VALUE (NOTE 1)

MULTI-NATIONAL - 0.2%

European Warrant Fund, Inc.                   123,300               $ 2,065,275

Morgan Stanley Asia-Pacific Fund, Inc.        341,400                2,389,800

                                                                     4,455,075

TOTAL CLOSED-END INVESTMENT COMPANIES                                20,096,401
(Cost $21,522,003)





GOVERNMENT OBLIGATIONS - 0.6%

MOODY'S RATINGS (UNAUDITED)                                                       PRINCIPAL
                                                                                     AMOUNT

ITALY - 0.2%

Italian Republic 5% 6/28/01                                                 Aa3      $ 3,690,000                6,111,378

UNITED STATES OF AMERICA - 0.4%

U.S. Treasury Bills, yields at dates of purchase 3.66% to 4.70%
12/17/98 to 1/7/99 (d)                                                      -         15,600,000                15,494,831

TOTAL GOVERNMENT OBLIGATIONS                                                                  21,606,209
(Cost $21,566,970)


CASH EQUIVALENTS - 10.0%

                               SHARES


Taxable Central Cash Fund (b)   356,371,081   356,371,081
(Cost $356,371,081)

TOTAL INVESTMENT IN SECURITIES - 100%              $ 3,567,885,359
(Cost $3,007,506,729)


FUTURES CONTRACTS

                                               EXPIRATION                 UNDERLYING                 UNREALIZED
                                               DATE                       FACE AMOUNT                GAIN/(LOSS)
                                                                          AT VALUE

PURCHASED

1,286 CAC 40 Index Contracts (France)          Dec. 1998                  $ 40,646,203               $ 1,703,129

145 DAX 30 Index Contracts (Germany)           Dec. 1998                   40,218,051                 (721)

460 FTSE 100 Index Contracts (United Kingdom)  Dec. 1998                   42,295,845                 2,139,815

1,029 Nikkei 225 Index Contracts (Japan)       Dec. 1998                   70,460,775                 (1,330,553)

                                                            $193,620,874                $ 2,511,670


THE FACE VALUE OF FUTURES PURCHASED AS A PERCENTAGE OF TOTAL INVESTMENT IN SECURITIES - 5.4%
PREFERRED STOCK ABBREVIATIONS
STRYPES - Structured Yield Product Exchangeable for Common Stock
LEGEND
(a) Non-income producing
(b) At period end, the seven-day yield on the Taxable Central Cash Fund was 4.96%. The yield refers to the income earned by investing in the fund over the seven-day period, expressed as an annual percentage.
(c) Security exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. At the period end, the value of these securities amounted to $36,711,671 or 1.0% of net assets.
(d) Security or a portion of the security was pledged to cover margin requirements for futures contracts. At the period end, the value of securities pledged amounted to $13,110,000.
OTHER INFORMATION
Purchases and sales of securities, other than short-term securities, aggregated $2,450,913,996 and $2,804,608,133, respectively (see Note 3 of Notes to Financial Statements).
The market value of futures contracts opened and closed during the period amounted to $306,771,748 and $124,660,994, respectively (see
Note 3 of Notes to Financial Statements).
The fund placed a portion of its portfolio transactions with brokerage firms which are affiliates of Fidelity Management & Research Company. The commissions paid to these affiliated firms were $113,253 for the period (see Note 4 of Notes to Financial Statements).
INCOME TAX INFORMATION
At October 31, 1998, the aggregate cost of investment securities for income tax purposes was $3,019,925,607. Net unrealized appreciation aggregated $547,959,752, of which $790,188,836 related to appreciated investment securities and $242,229,084 related to depreciated investment securities.
The fund hereby designates approximately $141,329,000 as a capital gain dividend for the purpose of the dividend paid deduction.
MARKET SECTOR DIVERSIFICATION (UNAUDITED)
As a Percentage of Total Value of Investment in Securities
AEROSPACE & DEFENSE                 0.5%

BASIC INDUSTRIES                    4.3

CASH EQUIVALENTS                    10.0

CLOSED-END INVESTMENT COMPANIES     0.6

CONSTRUCTION & REAL ESTATE          2.2

DURABLES                            5.9

ENERGY                              7.2

FINANCE                             21.1

GOVERNMENT OBLIGATIONS              0.6

HEALTH                              8.5

HOLDING COMPANIES                   0.5

INDUSTRIAL MACHINERY & EQUIPMENT    5.5

MEDIA & LEISURE                     2.2

NONDURABLES                         4.6

PRECIOUS METALS                     0.5

RETAIL & WHOLESALE                  2.5

SERVICES                            3.2

TECHNOLOGY                          5.4

TRANSPORTATION                      0.4

UTILITIES                            14.3

                                    100.0%

OVERSEAS
FINANCIAL STATEMENTS


STATEMENT OF ASSETS AND LIABILITIES
 OCTOBER 31, 1998

ASSETS

INVESTMENT IN                     $ 3,567,885,359
SECURITIES, AT
VALUE
(COST
$3,007,506,
729) -
SEE
ACCOMPANYIN
G SCHEDULE

FOREIGN                            1,055
CURRENCY HELD
AT VALUE
(COST $593)

RECEIVABLE FOR                     54,882,273
INVESTMENTS
SOLD

RECEIVABLE FOR                     13,327,219
FUND SHARES
SOLD

DIVIDENDS                          10,309,257
RECEIVABLE

INTEREST                           1,605,158
RECEIVABLE

RECEIVABLE FOR                     1,734,470
DAILY VARIATION
ON FUTURES
CONTRACTS

OTHER                              79,518
RECEIVABLES

 TOTAL ASSETS                      3,649,824,309

LIABILITIES

PAYABLE TO           $ 60
CUSTODIAN
BANK

PAYABLE FOR           22,732,725
INVESTMENTS
PURCHASED

PAYABLE FOR           19,814,906
FUND SHARES
REDEEMED

ACCRUED               2,590,115
MANAGEMENT
FEE

OTHER PAYABLES        1,344,255
AND
ACCRUED
EXPENSES

 TOTAL LIABILITIES                 46,482,061

NET ASSETS                        $ 3,603,342,248

NET ASSETS
CONSIST OF:

PAID IN CAPITAL                   $ 2,944,844,146

UNDISTRIBUTED                      17,037,956
NET INVESTMENT
INCOME

ACCUMULATED                        78,029,292
UNDISTRIBUTED
NET REALIZED
GAIN (LOSS) ON
INVESTMENTS
AND FOREIGN
CURRENCY
TRANSACTIONS

NET UNREALIZED                     563,430,854
APPRECIATION
(DEPRECIATION)
ON
INVESTMENTS
AND ASSETS
AND LIABILITIES
IN FOREIGN
CURRENCIES

NET ASSETS, FOR                   $ 3,603,342,248
106,127,509
SHARES
OUTSTANDING

NET ASSET                          $33.95
VALUE,
OFFERING PRICE
AND
REDEMPTION
PRICE PER
SHARE
($3,603,342,
248 (DIVIDED BY)
106,127,509
SHARES)

STATEMENT OF OPERATIONS

 YEAR ENDED OCTOBER 31, 1998

INVESTMENT INCOME                                                               $ 72,366,745
DIVIDENDS

INTEREST                                                                         15,275,707

                                                                                 87,642,452

LESS FOREIGN TAXES WITHHELD                                                      (8,062,278)

 TOTAL INCOME                                                                    79,580,174

EXPENSES

MANAGEMENT FEE                                                    $ 28,605,097
BASIC FEE

 PERFORMANCE ADJUSTMENT                                            6,125,472

TRANSFER AGENT FEES                                                10,591,874

ACCOUNTING FEES AND EXPENSES                                       825,676

NON-INTERESTED TRUSTEES' COMPENSATION                              19,234

CUSTODIAN FEES AND EXPENSES                                        1,898,816

REGISTRATION FEES                                                  153,515

AUDIT                                                              92,537

LEGAL                                                              21,308

REPORTS TO SHAREHOLDERS                                            272,716

MISCELLANEOUS                                                      100,160

 TOTAL EXPENSES BEFORE REDUCTIONS                                  48,706,405

 EXPENSE REDUCTIONS                                                (938,926)     47,767,479

NET INVESTMENT INCOME                                                            31,812,695

REALIZED AND UNREALIZED GAIN (LOSS)
NET REALIZED GAIN (LOSS) ON:

 INVESTMENT SECURITIES                                             94,401,117

 FOREIGN CURRENCY TRANSACTIONS                                     (2,748,602)

 FUTURES CONTRACTS                                                 (6,443,838)   85,208,677

CHANGE IN NET UNREALIZED APPRECIATION (DEPRECIATION) ON:

 INVESTMENT SECURITIES                                             64,791,856

 ASSETS AND LIABILITIES IN                                         426,131
 FOREIGN CURRENCIES

 FUTURES CONTRACTS                                                 4,333,658     69,551,645

NET GAIN (LOSS)                                                                  154,760,322

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS                 $ 186,573,017

OTHER INFORMATION                                                               $ 642,757
EXPENSE REDUCTIONS
DIRECTED BROKERAGE ARRANGEMENTS

 CUSTODIAN CREDITS                                                               1,135

 TRANSFER AGENT CREDITS                                                          295,034

                                                                                $ 938,926


STATEMENT OF CHANGES IN NET ASSETS
INCREASE (DECREASE) IN   YEAR ENDED        YEAR ENDED
NET ASSETS               OCTOBER 31,       OCTOBER 31,
                         1998              1997

OPERATIONS               $ 31,812,695      $ 45,608,708
NET INVESTMENT
INCOME

 NET REALIZED GAIN        85,208,677        255,298,607
(LOSS)

 CHANGE IN NET            69,551,645        239,293,026
UNREALIZED
APPRECIATION
(DEPRECIATION)

 NET INCREASE             186,573,017       540,200,341
(DECREASE) IN NET
ASSETS RESULTING
FROM OPERATIONS

DISTRIBUTIONS TO          (36,842,102)      (36,606,761)
SHAREHOLDERS
FROM NET INVESTMENT
INCOME

 FROM NET REALIZED        (145,109,412)     (161,278,875)
GAIN

 TOTAL DISTRIBUTIONS      (181,951,514)     (197,885,636)

SHARE TRANSACTIONS        3,450,931,991     4,490,417,585
NET PROCEEDS FROM
SALES OF SHARES

 REINVESTMENT OF          176,077,752       192,007,203
DISTRIBUTIONS

 COST OF SHARES           (3,805,741,237)   (4,361,912,739)
REDEEMED

 NET INCREASE             (178,731,494)     320,512,049
(DECREASE) IN NET
ASSETS RESULTING
FROM SHARE
TRANSACTIONS

  TOTAL INCREASE          (174,109,991)     662,826,754
(DECREASE) IN NET
ASSETS

NET ASSETS

 BEGINNING OF PERIOD      3,777,452,239     3,114,625,485

 END OF PERIOD           $ 3,603,342,248   $ 3,777,452,239
(INCLUDING
UNDISTRIBUTED NET
INVESTMENT INCOME
OF $17,037,956
AND $41,157,042,
RESPECTIVELY)

OTHER INFORMATION
SHARES

 SOLD                     98,986,406        132,727,973

 ISSUED IN                5,371,501         6,343,151
REINVESTMENT OF
DISTRIBUTIONS

 REDEEMED                 (108,950,453)     (128,555,588)

 NET INCREASE             (4,592,546)       10,515,536
(DECREASE)


SEE ACCOMPANYING NOTES WHICH ARE AN INTEGRAL PART OF THE FINANCIAL STATEMENTS.


FINANCIAL HIGHLIGHTS

                                         YEARS ENDED
                                         OCTOBER 31,

SELECTED PER-SHARE DATA                  1998          1997         1996         1995         1994

NET ASSET VALUE, BEGINNING               $ 34.12       $ 31.08      $ 28.57      $ 29.17      $ 27.16
OF PERIOD

INCOME FROM INVESTMENT
OPERATIONS

 NET INVESTMENT INCOME                    .29 C         .43 C        .48 D        .31          .18

 NET REALIZED AND                         1.22          4.61         2.72         (.44)        2.26
UNREALIZED GAIN (LOSS)

 TOTAL FROM INVESTMENT                    1.51          5.04         3.20         (.13)        2.44
OPERATIONS

LESS DISTRIBUTIONS

 FROM NET INVESTMENT                      (.34)         (.37)        (.34)        (.02)        (.15)
INCOME

 IN EXCESS OF NET                         -             -            -            -            (.17)
INVESTMENT INCOME

 FROM NET REALIZED GAIN                   (1.34)        (1.63)       (.35)        (.45)        (.11)

 TOTAL DISTRIBUTIONS                      (1.68)        (2.00)       (.69)        (.47)        (.43)

NET ASSET VALUE, END OF                  $ 33.95       $ 34.12      $ 31.08      $ 28.57      $ 29.17
PERIOD

TOTAL RETURN A                            4.60%         17.03%       11.41%       (.34)%       9.13% B

RATIOS AND SUPPLEMENTAL
DATA

NET ASSETS, END OF PERIOD                $ 3,603,342   $ 3,777,452  $ 3,114,625  $ 2,276,306  $ 2,283,211
(000 OMITTED)

RATIO OF EXPENSES TO                      1.26%         1.23%        1.14%        1.05%        1.24%
AVERAGE NET ASSETS

RATIO OF EXPENSES TO                      1.24% E       1.20% E      1.12% E      1.05%        1.24%
AVERAGE NET ASSETS AFTER
EXPENSE REDUCTIONS

RATIO OF NET INVESTMENT                   .82%          1.28%        1.74%        1.78%        .90%
INCOME TO AVERAGE NET
ASSETS

PORTFOLIO TURNOVER RATE                   69%           68%          82%          49%          49%

A THE TOTAL RETURNS WOULD HAVE BEEN
LOWER HAD CERTAIN EXPENSES NOT BEEN
REDUCED DURING THE PERIODS SHOWN
(SEE NOTE 6 OF NOTES TO FINANCIAL
STATEMENTS).
B TOTAL RETURNS DO NOT INCLUDE THE ONE
TIME SALES CHARGE.
C NET INVESTMENT INCOME PER SHARE
HAS BEEN CALCULATED BASED ON
AVERAGE SHARES OUTSTANDING DURING
THE PERIOD.
D INVESTMENT INCOME PER SHARE REFLECTS
A SPECIAL DIVIDEND WHICH AMOUNTED
TO $.08 PER SHARE.
E FMR OR THE FUND HAS ENTERED INTO
VARYING ARRANGEMENTS WITH THIRD
PARTIES WHO EITHER PAID OR REDUCED A
PORTION OF THE FUND'S EXPENSES (SEE
NOTE 6 OF NOTES TO FINANCIAL
STATEMENTS).



WORLDWIDE
PERFORMANCE: THE BOTTOM LINE


There are several ways to evaluate a fund's historical performance. You can look at the total percentage change in value, the average annual percentage change or the growth of a hypothetical $10,000 investment. Total return reflects the change in the value of an investment, assuming reinvestment of the fund's dividend income and capital gains (the profits earned upon the sale of securities that have grown in value). If Fidelity had not reimbursed certain fund expenses, the life of fund total returns would have been lower. CUMULATIVE TOTAL RETURNS
PERIODS ENDED              PAST 1  PAST 5  LIFE OF
OCTOBER 31, 1998           YEAR    YEARS   FUND

FIDELITY WORLDWIDE         -2.38%  49.45%  99.81%

MSCI World                 15.26%  84.48%  127.37%

Global Funds Average       5.31%   67.78%  n/a

CUMULATIVE TOTAL RETURNS show the fund's performance in percentage terms over a set period - in this case, one year, five years or since the fund started on May 30, 1990. For example, if you had invested $1,000 in a fund that had a 5% return over the past year, the value of your investment would be $1,050. You can compare the fund's returns to the performance of the Morgan Stanley Capital International World Index - a market capitalization weighted equity index of over 1,450 stocks traded in 22 world markets. To measure how the fund's performance stacked up against its peers, you can compare it to the global funds average, which reflects the performance of mutual funds with similar objectives tracked by Lipper Analytical Services, Inc. The past one year average represents a peer group of 211 mutual funds. These benchmarks include reinvested dividends and capital gains, if any, and exclude the effect of sales charges.
AVERAGE ANNUAL TOTAL RETURNS
PERIODS ENDED         PAST 1  PAST 5  LIFE OF
OCTOBER 31, 1998      YEAR    YEARS   FUND

FIDELITY WORLDWIDE    -2.38%  8.37%   8.56%

MSCI World            15.26%  13.03%  10.24%

Global Funds Average  5.31%   10.70%  n/a

AVERAGE ANNUAL TOTAL RETURNS take the fund's cumulative return and show you what would have happened if the fund had performed at a constant rate each year.
$10,000 OVER LIFE OF FUND
             Worldwide                   MS World Index (Net)
             00318                       MS004
  1990/05/30      10000.00                    10000.00
  1990/05/31      10030.00                     9976.64
  1990/06/30      10290.00                     9902.62
  1990/07/31      10570.00                     9989.88
  1990/08/31       9380.00                     9051.77
  1990/09/30       8450.00                     8094.23
  1990/10/31       8950.00                     8846.73
  1990/11/30       8950.00                     8698.31
  1990/12/31       8898.23                     8877.31
  1991/01/31       9150.44                     9198.82
  1991/02/28       9654.88                    10047.22
  1991/03/31       9321.95                     9748.02
  1991/04/30       9412.75                     9821.21
  1991/05/31       9483.37                    10040.73
  1991/06/30       8807.43                     9417.84
  1991/07/31       9352.22                     9859.59
  1991/08/31       9493.46                     9825.22
  1991/09/30       9654.88                    10079.83
  1991/10/31       9695.23                    10240.21
  1991/11/30       9180.71                     9790.88
  1991/12/31       9599.06                    10500.46
  1992/01/31       9701.07                    10302.97
  1992/02/29       9996.89                    10122.11
  1992/03/31       9762.27                     9642.19
  1992/04/30      10190.71                     9773.45
  1992/05/31      10619.15                    10159.10
  1992/06/30      10251.92                     9815.63
  1992/07/31      10149.91                     9837.48
  1992/08/31      10007.10                    10073.46
  1992/09/30      10007.10                     9977.88
  1992/10/31       9823.48                     9704.42
  1992/11/30       9976.49                     9874.98
  1992/12/31      10194.86                     9951.68
  1993/01/31      10530.15                     9981.98
  1993/02/28      10781.62                    10215.46
  1993/03/31      11399.81                    10804.71
  1993/04/30      11682.71                    11302.49
  1993/05/31      12049.43                    11559.98
  1993/06/30      11923.70                    11460.02
  1993/07/31      12185.64                    11693.15
  1993/08/31      12950.52                    12226.26
  1993/09/30      12814.31                    11997.44
  1993/10/31      13369.63                    12325.16
  1993/11/30      13128.64                    11625.06
  1993/12/31      13920.64                    12191.05
  1994/01/31      14914.21                    12992.28
  1994/02/28      14689.86                    12821.27
  1994/03/31      14134.32                    12265.65
  1994/04/30      14625.76                    12641.94
  1994/05/31      14604.39                    12671.61
  1994/06/30      14305.25                    12633.52
  1994/07/31      14743.28                    12870.80
  1994/08/31      14989.00                    13255.48
  1994/09/30      14700.54                    12904.26
  1994/10/31      14914.21                    13268.36
  1994/11/30      14401.40                    12689.97
  1994/12/31      14332.82                    12809.88
  1995/01/31      14253.69                    12614.52
  1995/02/28      14423.25                    12795.36
  1995/03/31      14502.37                    13408.98
  1995/04/30      14864.08                    13873.19
  1995/05/31      15011.03                    13988.72
  1995/06/30      15214.49                    13981.28
  1995/07/31      15836.18                    14677.67
  1995/08/31      15440.56                    14347.51
  1995/09/30      15587.50                    14762.30
  1995/10/31      15056.24                    14526.70
  1995/11/30      15101.46                    15027.93
  1995/12/31      15363.09                    15464.12
  1996/01/31      15786.03                    15740.67
  1996/02/29      15991.79                    15833.30
  1996/03/31      16266.13                    16093.49
  1996/04/30      16746.23                    16468.62
  1996/05/31      17043.43                    16479.56
  1996/06/30      17032.00                    16559.58
  1996/07/31      16414.73                    15971.03
  1996/08/31      16849.10                    16151.29
  1996/09/30      17169.17                    16780.32
  1996/10/31      17352.06                    16894.13
  1996/11/30      18152.22                    17837.53
  1996/12/31      18239.31                    17548.51
  1997/01/31      18464.49                    17756.70
  1997/02/28      18974.10                    17957.61
  1997/03/31      18725.22                    17599.05
  1997/04/30      18689.67                    18170.96
  1997/05/31      19791.85                    19289.22
  1997/06/30      20834.77                    20247.97
  1997/07/31      21699.92                    21177.22
  1997/08/31      20538.49                    19757.23
  1997/09/30      22150.28                    20827.25
  1997/10/31      20467.38                    19727.72
  1997/11/30      20064.43                    20073.46
  1997/12/31      20441.89                    20314.75
  1998/01/31      20762.29                    20877.50
  1998/02/28      22223.34                    22286.37
  1998/03/31      23633.13                    23224.02
  1998/04/30      24504.63                    23447.48
  1998/05/31      24402.10                    23150.13
  1998/06/30      23799.74                    23696.03
  1998/07/31      23389.62                    23654.49
  1998/08/31      19109.00                    20496.55
  1998/09/30      18750.15                    20855.53
  1998/10/30      19980.50                    22737.29
IMATRL PRASUN   SHR__CHT 19981031 19981109 152503 R00000000000105
$10,000 OVER LIFE OF FUND: Let's say hypothetically that $10,000 was invested in Fidelity Worldwide Fund on May 30, 1990, when the fund started. As the chart shows, by October 31, 1998, the value of the investment would have grown to $19,981 - a 99.81% increase on the initial investment. For comparison, look at how the Morgan Stanley Capital International World Index did over the same period. With dividends and capital gains, if any, reinvested, the same $10,000 would have grown to $22,737 - a 127.37% increase.

UNDERSTANDING PERFORMANCE
Many markets around the globe offer the
potential for significant growth over time;
however, investing in foreign markets means assuming greater risks than investing in the United States. Factors like changes in a country's financial markets, its local political and economic climate, and the fluctuating value of its currency create these risks. For these reasons an international fund's performance may be more volatile than a fund that invests exclusively in the United States. Past performance is no guarantee of future results and you may have a gain or loss when you sell your shares.
(checkmark)
WORLDWIDE
FUND TALK: THE MANAGER'S OVERVIEW



An interview with Penny Dobkin, Portfolio Manager of Fidelity
Worldwide Fund
Q. HOW DID THE FUND PERFORM, PENNY?
A. Not well. For the 12 months that ended October 31, 1998, the fund returned -2.38%. In contrast, the Morgan Stanley Capital International World Index returned 15.26% over the same period, while the global funds average monitored by Lipper Analytical Services had a return of 5.31%.
Q. WHY DID THE FUND'S PERFORMANCE TRAIL THAT OF THE INDEX AND THE AVERAGE BY SUCH A WIDE MARGIN?
A. The basic ideas I used to manage the fund successfully in previous periods suddenly weren't applicable in the third quarter of 1998. For example, I overweighted European equities and underweighted United States stocks relative to the index. Those allocations were based on the premise - which seemed very reasonable until Russia devalued its currency and defaulted on its debt - that European economic growth would accelerate and exceed growth in the United States by the end of 1998. However, the Russian financial crisis led investors to question growth forecasts for Europe and to avoid stocks there to an even greater extent than occurred in the U.S. Moreover, U.S. stocks recovered much more strongly in late October than European shares did.
Q. WERE THERE OTHER REASONS FOR THE FUND'S POOR PERFORMANCE?
A. Yes, there were. Because I was expecting economic growth to pick up in Europe, I overweighted the fund with cyclical stocks, which tend to perform well in that kind of environment. However, the sectors that did best during the period were mainly defensive ones like utilities and health care. Furthermore, during the second half of the period, 6% of the fund's assets were invested in Latin America. The Russian situation caused interest rates in all emerging markets - including Latin America - to rise sharply while driving down stock prices in those markets. Finally, some of the fund's individual holdings - even in the relatively resilient U.S. market - were hit particularly hard during the recent pullback in stock prices.
Q. THE FUND'S HOLDINGS OF STOCKS IN THE BASIC INDUSTRIES SECTOR DECLINED FROM 12.9% SIX MONTHS AGO TO 4.2% AT THE END OF THE PERIOD. ON THE OTHER HAND, TECHNOLOGY HOLDINGS INCREASED FROM 3.1% TO 9.9%. CAN YOU COMMENT ON THOSE CHANGES?
A. Many of the fund's holdings in the paper and forest products and specialty chemicals industries did well in the first half of the period, and I took profits on a number of those positions in May and June, resulting in a drop in the fund's basic industries holdings. In technology, I saw opportunities in two main areas - software and semiconductor capital equipment companies. The software investments were primarily company-specific stories, based on research about the prospects for certain software products. On the semiconductor capital equipment side, there was evidence that the prices of DRAM (Dynamic Random Access Memory) computer chips had stabilized, which would enable producers of those chips to raise their expenditures on new manufacturing facilities and equipment over the next year. In addition, the stocks of semiconductor equipment manufacturers had been shunned by investors for about a year and were due for a comeback.
Q. DID THE IMMINENT INTRODUCTION OF THE EURO - WHICH AS OF JANUARY 1, 1999, WILL BE USED AS THE NEW COMMON CURRENCY FOR MUCH OF EUROPE - INFLUENCE HOW YOU MANAGED THE FUND?
A. Not really. For investment purposes, I have regarded Europe as one unified region for many years. While the euro will no doubt bring changes, it's important to remember that the old currencies of the 11 participating European Union countries will be phased out gradually over a three-year period. So there will probably not be dramatic changes directly attributable to the euro, at least initially. However, currency risk is a factor to consider seriously when investing abroad, and it's one reason for periodically reminding Fidelity shareholders that foreign investments carry greater risk than domestic ones.
Q. WHAT STOCKS PERFORMED WELL FOR THE FUND?
A. Galeries Lafayette performed extremely well. The company, a department store chain in France, saw its restructuring effort pay off in lower costs, as well as higher sales and earnings. Moreover, the French economy just pulled out of recession in 1997, so the overall pickup in economic activity also helped. Another strong holding was Julius Baer, a Swiss-based universal bank and one of the fund's top-10 holdings. Unlike banks in the United States, universal banks can engage in asset management and security underwriting in addition to lending activities. As equity mutual funds became more popular in Switzerland, Julius Baer's assets under management experienced strong growth, and consequently so did the company's earnings. A third positive contributor to performance was Benckiser, a Dutch company that makes a variety of household products. The company's stock, which became available to investors through an IPO (initial public offering) in November 1997, attracted attention because of its modest price-to-earnings ratio compared to such industry heavyweights as Unilever and Procter & Gamble.
Q. WHAT STOCKS WERE DISAPPOINTING?
A. FIRSTPLUS Financial Group hurt the fund's performance. The company is a U.S.-based sub-prime equity lender - that is, it specializes in providing loans to people with less than "prime" credit records. When yields of mortgage securities climbed sharply in September and October 1998, the company was unable to obtain sufficient funds to fuel its lending activities, and its earnings forecasts were severely downgraded as a result. Grupo Financiero Bancomer, one of the fund's largest holdings, and BANACCI are both Mexican banks whose prospects suffered because of the upward spike in that country's interest rates. Finally, Foundation Health Systems, an HMO headquartered in California, also negatively affected performance. The company experienced a squeeze, as costs escalated faster than revenues did. In addition, there were unanticipated difficulties in assimilating some recent acquisitions.
Q. WHAT'S YOUR OUTLOOK, PENNY?
A. The big question at this point is whether we can avoid a recession in the U.S. and Europe. If so, I think there's the potential for a very favorable environment for stocks. For example, interest rates could fall much further in Europe without sparking inflation, if the political leaders there would let them. Furthermore, European stock markets are much further from their highs than the U.S. market is. The combination of lower interest rates and generally better stock values in Europe could be a potent one. The way to participate in Europe, I believe, will be to invest in large-cap stocks, at least for the time being. Following the introduction of the euro, there will likely be one or two indexes representing all of Europe, and most investors will focus on the stocks in those indexes to the detriment of small- and mid-cap issues. Asia still looks weak, as Japan - the key economy in the region - struggles to pull out of its deep depression. If the yen stops falling in value against the U.S. dollar, as its recent sharp rally might portend, that could spark more interest in Japanese stocks. For now, because of the reasons I mentioned earlier and due to the additional attention that the euro will bring to them, I am comfortable with the fund's relatively heavy weighting in European stocks.
THE VIEWS EXPRESSED IN THIS REPORT REFLECT THOSE OF THE PORTFOLIO MANAGER ONLY THROUGH THE END OF THE PERIOD OF THE REPORT AS STATED ON THE COVER. THE MANAGER'S VIEWS ARE SUBJECT TO CHANGE AT ANY TIME BASED ON MARKET AND OTHER CONDITIONS.

PENNY DOBKIN ON THE EFFECT OF THE RUSSIAN
FINANCIAL DIFFICULTIES ON EUROPEAN STOCKS:
"Russia's 70% devaluation of its currency - the ruble - and its default on much of the debt owed to foreign governments and corporations took virtually everyone by complete surprise. In the fourth quarter of 1997, after the Asian situation had hit full force, investors as yet had no reason to classify Russia as a financial basket case.
"Unfortunately, Russia misrepresented its financial condition to its creditors, including the World Bank and the IMF (International Monetary Fund). So when the Russian crisis hit on August 17, 1998, it took even the most experienced investors by surprise, including the managers of many hedge funds. At that point, many investors resolved to avoid emerging markets generally, and investment capital flew out of not only Russia but also the other former Soviet-bloc countries. This series of events was perceived to have a negative effect on many western European companies for several reasons. First, western Europe sells goods and services to eastern Europe, and the latter was now seen to be much less capable of purchasing those goods and services than it was before. Second, many European banks had investments in Russia, and suddenly many of these loans were either written off as uncollectible or were considered by investors to be in serious jeopardy. As a result, many European financial services stocks suffered huge declines in their share prices, as a wave of panic and pessimism swept over the region.
"At the same time, the Federal Reserve Board began to lower United States interest rates more rapidly than European countries were lowering theirs. Since currency exchange rates are a direct function of short-term interest rates, the U.S. dollar began to weaken relative to most European currencies. Exporting - selling goods and services abroad
- is crucial to most European economies, and a weaker dollar meant higher U.S. dollar-denominated prices and therefore lower U.S. demand for European goods and services. As a result of these events, European stocks had a lot of negatives hitting them all at once, and the growth prospects for the region's economies suddenly looked a lot less rosy than they had only a month or two earlier.
"It would be a very positive development if Europe aggressively lowered short-term interest rates. Lower interest rates in Europe tend to decrease the value of the region's currencies relative to the U.S. dollar, which helps to boost European exports. However, some countries in the region, particularly Germany, are reluctant to lower interest rates because of the possible inflationary effects. Since economic growth is a much greater concern than inflation virtually worldwide, I hope that countries in the European Union will see the wisdom of making a concerted effort to lower rates."

FUND FACTS
GOAL: to provide long-term growth of capital by investing mainly in common stocks from around the world
FUND NUMBER: 318
TRADING SYMBOL: FWWFX
START DATE: May 30, 1990
SIZE: as of October 31, 1998, more than
$972 million
MANAGER: Penelope Dobkin, since inception;
manager, Fidelity Europe Fund, 1986-1990;
Fidelity United Kingdom Fund, 1987-1989;
Fidelity Select Financial Services Portfolio,
1983-1986; joined Fidelity in 1980
(checkmark)
WORLDWIDE

INVESTMENT CHANGES




GEOGRAPHIC DIVERSIFICATION (% OF FUND'S INVESTMENTS)

AS OF OCTOBER 31, 1998
CANADA 3.1%
ROW: 1, COL: 1, VALUE: 3.1
ROW: 1, COL: 2, VALUE: 10.1
ROW: 1, COL: 3, VALUE: 3.8
ROW: 1, COL: 4, VALUE: 3.8
ROW: 1, COL: 5, VALUE: 4.4
ROW: 1, COL: 6, VALUE: 4.0
ROW: 1, COL: 7, VALUE: 12.4
ROW: 1, COL: 8, VALUE: 6.1
ROW: 1, COL: 9, VALUE: 7.5
ROW: 1, COL: 10, VALUE: 44.8
FRANCE 10.1%
UNITED STATES 44.8%
GERMANY 3.8%
ITALY 3.8%
JAPAN 4.4%
NETHERLANDS 4.0%
OTHER 12.4%
UNITED KINGDOM 7.5%
SWITZERLAND 6.1%
AS OF APRIL 30, 1998
CANADA 4.6%
ROW: 1, COL: 1, VALUE: 4.6
ROW: 1, COL: 2, VALUE: 5.8
ROW: 1, COL: 3, VALUE: 10.1
ROW: 1, COL: 4, VALUE: 4.1
ROW: 1, COL: 5, VALUE: 5.5
ROW: 1, COL: 6, VALUE: 6.9
ROW: 1, COL: 7, VALUE: 21.7
ROW: 1, COL: 8, VALUE: 5.0
ROW: 1, COL: 9, VALUE: 8.6
ROW: 1, COL: 10, VALUE: 27.7
FINLAND 5.8%
UNITED STATES 27.7%
FRANCE 10.1%
ITALY 4.1%
UNITED
KINGDOM 8.6%
JAPAN 5.5%
NETHERLANDS 6.9%
SWITZERLAND 5.0%
OTHER 21.7%
ASSET ALLOCATION

                        % OF FUND'S  % OF FUND'S
                        INVESTMENTS  INVESTMENTS
                                     6 MONTHS AGO

Stocks                  89.8         95.9

Short-term investments  10.2         4.1


TOP TEN STOCKS AS OF OCTOBER 31, 1998

                                                           % OF FUND'S   % OF FUND'S
                                                           INVESTMENTS   INVESTMENTS
                                                                         IN THESE STOCKS
                                                                         6 MONTHS AGO

Telecom Italia Spa                                          2.0          1.5
(Italy, Telephone Services)

MCI Worldcom, Inc.                                          1.8          0.0
(United States of America,
 Telephone Services)

Julius Baer Holding AG (Switzerland, Banks)                 1.7          1.3

Philip Morris Companies, Inc. (United States of America,    1.7          0.9
 Tobacco)

Alcatel Alsthom Compagnie                                   1.5          2.2
 Generale d'Electricite SA
 sponsored ADR
(France, Electrical Equipment)

Oracle Corp.                                                1.5          0.0
(United States of America,
 Computer Services & Software)

Lagardere S.C.A. (Reg.)                                     1.4          1.1
(France, Holding Companies)

King World Productions, Inc.                                1.4          1.1
(United States of America,
 Entertainment)

Galeries Lafayette SA                                       1.4          1.0
(France, General Merchandise
 Stores)

Banco Pinto & Sotto Mayor SA                                1.4          0.0
(Portugal, Banks)


TOP TEN MARKET SECTORS AS OF OCTOBER 31, 1998

                                               % OF FUND'S   % OF FUND'S
                                               INVESTMENTS   INVESTMENTS
                                                             IN THESE
                                                             MARKET SECTORS
                                                             6 MONTHS AGO

FINANCE                                         12.6         17.5

UTILITIES                                       10.2         7.4

TECHNOLOGY                                      9.9          3.1

NONDURABLES                                     8.9          6.9

DURABLES                                        8.8          8.7

ENERGY                                          7.7          4.6

RETAIL & WHOLESALE                              6.8          6.8

CONSTRUCTION & REAL ESTATE                      5.5          7.6

BASIC INDUSTRIES                                4.2          12.9

MEDIA & LEISURE                                 4.1          5.3

WORLDWIDE

INVESTMENTS OCTOBER 31, 1998

Showing Percentage of Total Value of Investment in Securities



COMMON STOCKS - 83.5%

                                                                    SHARES                     VALUE (NOTE 1)

ARGENTINA - 0.2%

Bansud SA Class B (a)                                                430,000                   $ 1,440,947

AUSTRALIA - 1.4%

AMP Ltd.                                                             369,100                    4,381,191

Colonial Ltd.                                                        1,025,000                  3,350,903

David Jones Ltd.                                                     549,455                    558,206

HIH Winterthur International Holdings Ltd.                           4,943,829                  4,162,346

St. George Bank Ltd.                                                 150,000                    998,339

                                                                                                13,450,985

BRAZIL - 0.9%

Telebras sponsored ADR                                               96,500                     7,327,969

Telesp (Pfd. Reg.)                                                   10,034,511                 1,682,302

                                                                                                9,010,271

CANADA - 3.1%

BCE, Inc.                                                            378,000                    12,813,144

Imasco Ltd.                                                          600,000                    11,277,465

National Bank of Canada                                              214,300                    3,208,458

Potash Corp. of Saskatchewan                                         25,000                     1,725,647

                                                                                                29,024,714

FINLAND - 2.7%

Merita Ltd. Series A                                                 900,000                    4,829,574

OY Nokia AB sponsored ADR                                            61,500                     5,723,344

Raisio Group PLC                                                     700,000                    9,460,399

UPM-Kymmene Corp.                                                    240,000                    5,747,789

                                                                                                25,761,106

FRANCE - 10.1%

Accor SA                                                             36,000                     7,572,868

Alcatel Alsthom Compagnie Generale d'Electricite SA sponsored ADR    653,900                    14,385,800

Credit Commercial de France                                          88,400                     6,217,654

Elf Aquitaine                                                        51,500                     5,974,000

Eramet SA                                                            128,374                    3,794,967

Fonciere Lyonnaise SA                                                24,272                     4,033,885

Fonciere Lyonnaise SA warrants 7/30/02 (a)                           49,272                     51,513

Galeries Lafayette SA                                                11,700                     12,991,330

Lagardere S.C.A. (Reg.)                                              342,500                    13,804,459

Metaleurop SA (a)                                                    175,734                    837,854

Societe Generale d'Enterprises SA (SGE)                              100,400                    4,832,057

Total SA:

Class B                                                              69,400                     8,119,800

sponsored ADR                                                        109,000                    6,376,500

Vivendi SA                                                           29,300                     6,702,183

                                                                                                95,694,870

GERMANY - 0.8%

BHF Bank AG                                                          111,500                    4,331,242

Kamps AG (a)                                                         81,900                     3,723,628

                                                                                                8,054,870



                                                                    SHARES                     VALUE (NOTE 1)

IRELAND - 1.0%

Independent Newspapers PLC                                           1,219,900                 $ 4,800,398

Smurfit (Jefferson) Group PLC                                        2,800,000                  4,633,743

                                                                                                9,434,141

ISRAEL - 0.3%

Blue Square Israel Ltd. sponsored ADR                                226,100                    2,911,038

ITALY - 1.3%

Banca di Roma (a)                                                    4,800,000                  8,386,237

Istituto Bancario San Paolo                                          296,300                    4,409,029

                                                                                                12,795,266

JAPAN - 4.4%

Advantest Corp.                                                      101,100                    6,397,633

Fuji Heavy Industries Ltd.                                           1,102,000                  5,502,884

Honda Motor Co. Ltd.                                                 129,000                    3,887,215

Minolta Co. Ltd.                                                     859,000                    4,341,223

Nintendo Co. Ltd.                                                    62,400                     5,297,150

Ntt Mobile Communication Network, Inc. (a)(c)                        220                        7,974,172

Sankyo Co. Ltd.                                                      60,000                     1,358,588

Sony Corp.                                                           55,500                     3,654,017

Sony Corp. sponsored ADR                                             14,000                     922,250

Yamanouchi Pharmaceutical Co. Ltd.                                   70,000                     2,012,914

                                                                                                41,348,046

MEXICO - 1.3%

BANACCI SA de CV Class B (a)                                         6,390,000                  6,682,769

Grupo Financiero Bancomer SA de CV sponsored ADR Series C (c)        1,579,000                  5,921,250

                                                                                                12,604,019

NETHERLANDS - 3.7%

Ahrend NV                                                            272,600                    5,534,655

Akzo Nobel NV                                                        57,600                     2,240,189

Nutreco Holding NV                                                   230,100                    7,827,369

Philips Electronics NV (Bearer)                                      177,500                    9,740,316

Samas Groep NV                                                       609,032                    10,146,727

                                                                                                35,489,256

NORWAY - 0.5%

Schibsted AS Series B                                                447,600                    4,715,963

PORTUGAL - 1.4%

Banco Pinto & Sotto Mayor SA                                         670,000                    12,858,946

SPAIN - 0.5%

Catalana Occidente SA                                                88,000                     2,339,161

Mapfre Vida SA                                                       55,000                     2,185,146

                                                                                                4,524,307

SWEDEN - 2.2%

Castellum AB                                                         561,400                    4,975,033

Hemkopskedjan AB Series B                                            398,400                    4,093,396

COMMON STOCKS - CONTINUED

                                                                    SHARES                     VALUE (NOTE 1)

SWEDEN - CONTINUED

Semcon AB                                                            324,200                   $ 2,810,549

Volvo AB Class B                                                     435,000                    9,413,771

                                                                                                21,292,749

SWITZERLAND - 6.1%

Banque Cantonale Vaudoise (Bearer)                                   5,530                      1,730,618

Gretag Imaging Holding AG (Reg.) (a)                                 118,000                    10,737,987

Helvetia Patria Holdings (Reg.)                                      3,200                      2,900,159

Julius Baer Holding AG                                               5,200                      15,965,672

Nestle SA (Reg.)                                                     5,827                      12,415,759

Novartis AG (Reg.)                                                   4,400                      7,942,885

UBS AG (a)                                                           21,500                     5,909,259

                                                                                                57,602,339

UNITED KINGDOM - 7.5%

BTP PLC                                                              850,000                    5,607,901

Doncasters PLC sponsored ADR (a)                                     45,100                     631,400

Hazlewood Foods PLC                                                  2,000,900                  5,210,038

Iceland Group PLC                                                    2,587,550                  8,514,055

Laporte PLC                                                          750,000                    7,083,135

Nycomed Amersham PLC                                                 1,292,500                  9,079,202

Peninsular & Oriental Steam Navigation Co.                           475,000                    5,026,849

Shell Transport & Trading Co. PLC:

(Reg.)                                                               1,063,400                  6,511,530

ADR                                                                  55,000                     2,021,250

Smith (David S.) Holdings PLC                                        1,900,000                  4,008,753

Somerfield PLC                                                       1,570,000                  10,134,660

Unilever PLC                                                         600,000                    6,028,200

United Biscuits Holdings PLC                                         219,744                    864,709

                                                                                                70,721,682

UNITED STATES OF AMERICA - 34.1%

Alliant Techsystems, Inc. (a)                                        176,000                    12,320,000

American Standard Companies, Inc. (a)                                245,300                    7,834,269

Amoco Corp.                                                          170,000                    9,541,250

Applied Materials, Inc. (a)                                          100,000                    3,468,750

AT&T Corp.                                                           177,500                    11,049,375

Autodesk, Inc.                                                       350,000                    10,915,625

Breed Technologies, Inc.                                             438,000                    3,695,625

Cellular Communications International, Inc. (a)                      142,600                    8,863,481

Chesapeake Corp.                                                     135,000                    4,725,000

CNF Transportation, Inc.                                             255,000                    7,713,750

Coastal Corp. (The)                                                  220,000                    7,755,000

Consolidated Freightways Corp. (a)                                   360,000                    3,892,500

Dayton Hudson Corp.                                                  115,800                    4,907,025

Dillards, Inc. Class A                                               125,000                    3,882,813

Dollar Tree Stores, Inc. (a)                                         90,000                     3,470,625

Federated Department Stores, Inc. (a)                                140,000                    5,381,250

FIRSTPLUS Financial Group, Inc. (a)                                  310,000                    1,375,625



                                                                    SHARES                     VALUE (NOTE 1)

Fruit of the Loom, Inc. Class A (a)                                  285,000                   $ 4,346,250

Household International, Inc.                                        100,000                    3,656,250

International Business Machines Corp.                                46,400                     6,887,500

King World Productions, Inc. (a)                                     520,000                    13,650,000

KLA-Tencor Corp. (a)                                                 250,000                    9,218,750

Lone Star Industries, Inc.                                           63,300                     4,458,694

Maxim Group, Inc. (a)                                                255,000                    4,494,375

MCI WorldCom, Inc. (a)                                               305,000                    16,851,250

Microsoft Corp. (a)                                                  110,000                    11,646,250

Modis Professional Services, Inc. (a)                                395,000                    6,961,875

Navigant International, Inc. (a)                                     323                        1,857

Occidental Petroleum Corp.                                           290,000                    5,763,750

Oracle Corp. (a)                                                     475,000                    14,042,188

Owens-Corning                                                        278,500                    10,113,031

Pep Boys-Manny, Moe & Jack                                           410,000                    6,406,250

PepsiCo, Inc.                                                        150,000                    5,062,500

Personnel Group of America, Inc. (a)                                 320,000                    4,960,000

Philip Morris Companies, Inc.                                        309,000                    15,797,625

Phillips Petroleum Co.                                               75,000                     3,243,750

Providian Financial Corp.                                            50,000                     3,968,750

Rubbermaid, Inc.                                                     305,000                    10,122,188

Sabre Group Holdings, Inc. Class A (a)                               18,600                     700,988

Saks Holdings, Inc. (a)                                              119,000                    2,707,250

SLM Holding Corp.                                                    246,700                    9,883,419

Southdown, Inc.                                                      90,000                     4,899,375

Starwood Hotels & Resorts Trust                                      130,000                    3,680,625

Tele-Communications, Inc. (TCI Group) Series A (a)                   65,800                     2,771,825

Ultramar Diamond Shamrock Corp.                                      230,000                    6,195,625

US Airways Group, Inc. (a)                                           50,000                     2,828,125

USFreightways Corp.                                                  220,000                    5,513,750

USX-Marathon Group                                                   260,000                    8,498,750

Valero Energy Co.                                                    150,000                    3,750,000

                                                                                                323,874,778

TOTAL COMMON STOCKS                                                               792,610,293
(Cost $783,791,126)



PREFERRED STOCKS - 6.3%



CONVERTIBLE PREFERRED STOCKS - 0.8%

NETHERLANDS - 0.3%

Samas Groep NV                                198,265                  3,345,662

UNITED STATES OF AMERICA - 0.5%

Unisys Corp. Series A, $3.75                  85,200                   4,318,575

TOTAL CONVERTIBLE PREFERRED STOCKS                                     7,664,237

NONCONVERTIBLE PREFERRED STOCKS - 5.5%

GERMANY - 3.0%

Dyckerhoff AG                                 26,000                   7,985,490

Jungheinrich AG                               638,000                  8,486,094

PREFERRED STOCKS - CONTINUED

                                             SHARES                   VALUE (NOTE 1)

NONCONVERTIBLE PREFERRED STOCKS - CONTINUED

GERMANY - CONTINUED

Moebel Walther AG (a)                         71,700                  $ 2,340,871

Porsche AG (non-vtg.)                         5,500                    9,477,025

                                                                       28,289,480

ITALY - 2.5%

Telecom Italia Mobile Spa                     1,300,000                4,619,658

Telecom Italia Spa Risp                       3,823,250                19,398,550

                                                                       24,018,208

TOTAL NONCONVERTIBLE PREFERRED STOCKS                                  52,307,688

TOTAL PREFERRED STOCKS                                    59,971,925
(Cost $61,333,955)



CASH EQUIVALENTS - 10.2%



Taxable Central Cash Fund (b)           96,544,764                  96,544,764
(Cost $96,544,764)

TOTAL INVESTMENT IN SECURITIES - 100%               $ 949,126,982
(Cost $941,669,845)


LEGEND
(a) Non-income producing
(b) At period end, the seven-day yield on the Taxable Central Cash Fund was 4.96%. The yield refers to the income earned by investing in the fund over the seven-day period, expressed as an annual percentage.
(c) Security exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. At the period end, the value of these securities amounted to $13,895,422 or 1.4% of net assets.
OTHER INFORMATION
Purchases and sales of securities, other than short-term securities, aggregated $1,052,785,509 and $1,234,950,835, respectively (see Note 3 of Notes to Financial Statements).
The fund placed a portion of its portfolio transactions with brokerage firms which are affiliates of Fidelity Management & Research Company. The commissions paid to these affiliated firms were $103,374 for the period (see Note 4 of Notes to Financial Statements).
Transactions during the period with companies which are or were affiliates are as follow:
 PURCHASE SALES DIVIDEND VALUE
AFFILIATE COST  COST INCOME
Beru AG  $ - $ 2,813,372 $ - $ -
Haci Omer Sabanci
 Holdings AS   -  1,818,488  -  -
Samas-Groep NV   528,511  -  -  -
TOTALS  $ 528,511 $ 4,631,860 $ - $ -
INCOME TAX INFORMATION
At October 31, 1998, the aggregate cost of investment securities for income tax purposes was $944,570,723. Net unrealized appreciation aggregated $4,556,259, of which $122,261,800 related to appreciated investment securities and $117,705,541 related to depreciated investment securities.
The fund hereby designates approximately $78,565,000 as a capital gain dividend for the purpose of the dividend paid deduction.
MARKET SECTOR DIVERSIFICATION (UNAUDITED)
As a Percentage of Total Value of Investment in Securities
AEROSPACE & DEFENSE                 1.4%

BASIC INDUSTRIES                    4.2

CASH EQUIVALENTS                    10.2

CONSTRUCTION & REAL ESTATE          5.5

DURABLES                            8.8

ENERGY                              7.7

FINANCE                             12.6

HEALTH                              2.2

HOLDING COMPANIES                   1.4

INDUSTRIAL MACHINERY & EQUIPMENT    2.5

MEDIA & LEISURE                     4.1

NONDURABLES                         8.9

RETAIL & WHOLESALE                  6.8

SERVICES                            1.0

TECHNOLOGY                          9.9

TRANSPORTATION                      2.6

UTILITIES                           10.2

                                    100.0%

WORLDWIDE
FINANCIAL STATEMENTS


STATEMENT OF ASSETS AND LIABILITIES
 OCTOBER 31, 1998

ASSETS

INVESTMENT IN                     $ 949,126,982
SECURITIES, AT
VALUE
(COST
$941,669,84
5) -
SEE
ACCOMPANYIN
G SCHEDULE

FOREIGN                            847,822
CURRENCY HELD
AT VALUE
(COST
$849,281)

RECEIVABLE FOR                     29,283,650
INVESTMENTS
SOLD

RECEIVABLE FOR                     4,698,175
FUND SHARES
SOLD

DIVIDENDS                          2,079,573
RECEIVABLE

INTEREST                           560,000
RECEIVABLE

OTHER                              53,449
RECEIVABLES

 TOTAL ASSETS                      986,649,651

LIABILITIES

PAYABLE FOR          $ 9,252,222
INVESTMENTS
PURCHASED

PAYABLE FOR           4,284,350
FUND SHARES
REDEEMED

ACCRUED               565,744
MANAGEMENT
FEE

OTHER PAYABLES        442,538
AND
ACCRUED
EXPENSES

 TOTAL LIABILITIES                 14,544,854

NET ASSETS                        $ 972,104,797

NET ASSETS
CONSIST OF:

PAID IN CAPITAL                   $ 900,272,103

UNDISTRIBUTED                      12,289,760
NET INVESTMENT
INCOME

ACCUMULATED                        51,998,549
UNDISTRIBUTED
NET REALIZED
GAIN (LOSS) ON
INVESTMENTS
AND FOREIGN
CURRENCY
TRANSACTIONS

NET UNREALIZED                     7,544,385
APPRECIATION
(DEPRECIATION)
ON
INVESTMENTS
AND ASSETS
AND LIABILITIES
IN
FOREIGN
CURRENCIES

NET ASSETS, FOR                   $ 972,104,797
62,341,545
SHARES
OUTSTANDING

NET ASSET                          $15.59
VALUE,
OFFERING PRICE
AND
REDEMPTION
PRICE PER
SHARE
($972,104,7
97 (DIVIDED BY)
62,341,545
SHARES)

STATEMENT OF OPERATIONS



 YEAR ENDED OCTOBER 31, 1998

INVESTMENT INCOME                                                                                      $ 20,593,289
DIVIDENDS

INTEREST                                                                                                 5,387,925

                                                                                                         25,981,214

LESS FOREIGN TAXES WITHHELD                                                                              (2,239,593)

 TOTAL INCOME                                                                                            23,741,621

EXPENSES

MANAGEMENT FEE                                                                           $ 8,657,475

TRANSFER AGENT FEES                                                                       3,325,611

ACCOUNTING FEES AND EXPENSES                                                              633,924

NON-INTERESTED TRUSTEES' COMPENSATION                                                     4,348

CUSTODIAN FEES AND EXPENSES                                                                545,977

REGISTRATION FEES                                                                         65,317

AUDIT                                                                                      70,906

LEGAL                                                                                      4,735

REPORTS TO SHAREHOLDERS                                                                    77,577

MISCELLANEOUS                                                                                 28,518

 TOTAL EXPENSES BEFORE REDUCTIONS                                                          13,414,388

 EXPENSE REDUCTIONS                                                                        (279,166)      13,135,222

NET INVESTMENT INCOME                                                                                     10,606,399

REALIZED AND UNREALIZED GAIN (LOSS)
NET REALIZED GAIN (LOSS) ON:

 INVESTMENT SECURITIES (INCLUDING REALIZED GAIN OF $1,062,506 ON SALES OF INVESTMENTS
IN AFFILIATED ISSUERS)                                                                        54,602,793

 FOREIGN CURRENCY TRANSACTIONS                                                                (326,331)      54,276,462

CHANGE IN NET UNREALIZED APPRECIATION (DEPRECIATION) ON:

 INVESTMENT SECURITIES                                                                    (97,360,242)

 ASSETS AND LIABILITIES IN                                                                 97,436         (97,262,806)
 FOREIGN CURRENCIES

NET GAIN (LOSS)                                                                                           (42,986,344)

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS                                         $ (32,379,945)

OTHER INFORMATION                                                                                         $ 213,799
EXPENSE REDUCTIONS
DIRECTED BROKERAGE ARRANGEMENTS

 CUSTODIAN CREDITS                                                                                           2,167

 TRANSFER AGENT CREDITS                                                                                      63,200

                                                                                                            $ 279,166


STATEMENT OF CHANGES IN NET ASSETS
INCREASE (DECREASE) IN   YEAR ENDED        YEAR ENDED
NET ASSETS               OCTOBER 31,       OCTOBER 31,
                         1998              1997

OPERATIONS               $ 10,606,399      $ 13,203,402
NET INVESTMENT
INCOME

 NET REALIZED GAIN        54,276,462        131,822,297
(LOSS)

 CHANGE IN NET            (97,262,806)      21,778,124
UNREALIZED
APPRECIATION
(DEPRECIATION)

 NET INCREASE             (32,379,945)      166,803,823
(DECREASE) IN NET
ASSETS RESULTING
FROM OPERATIONS

DISTRIBUTIONS TO          (7,179,216)       (9,779,572)
SHAREHOLDERS
FROM NET INVESTMENT
INCOME

 FROM NET REALIZED        (75,708,622)      (21,857,664)
GAIN

 TOTAL DISTRIBUTIONS      (82,887,838)      (31,637,236)

SHARE TRANSACTIONS        1,176,690,836     1,506,418,739
NET PROCEEDS FROM
SALES OF SHARES

 REINVESTMENT OF          81,441,133        31,099,635
DISTRIBUTIONS

 COST OF SHARES           (1,331,950,770)   (1,388,711,635)
REDEEMED

 NET INCREASE             (73,818,801)      148,806,739
(DECREASE) IN NET
ASSETS RESULTING
FROM SHARE
TRANSACTIONS

  TOTAL INCREASE          (189,086,584)     283,973,326
(DECREASE) IN NET
ASSETS

NET ASSETS

 BEGINNING OF PERIOD      1,161,191,381     877,218,055

 END OF PERIOD           $ 972,104,797     $ 1,161,191,381
(INCLUDING
UNDISTRIBUTED NET
INVESTMENT INCOME
OF $12,289,760
AND $12,155,595,
RESPECTIVELY)

OTHER INFORMATION
SHARES

 SOLD                     67,640,582        90,093,952

 ISSUED IN                5,220,585         2,080,227
REINVESTMENT OF
DISTRIBUTIONS

 REDEEMED                 (77,774,326)      (82,695,485)

 NET INCREASE             (4,913,159)       9,478,694
(DECREASE)


SEE ACCOMPANYING NOTES WHICH ARE AN INTEGRAL PART OF THE FINANCIAL STATEMENTS.


FINANCIAL HIGHLIGHTS

                                         YEARS ENDED
                                         OCTOBER 31,

SELECTED PER-SHARE DATA                  1998          1997         1996       1995       1994

NET ASSET VALUE, BEGINNING               $ 17.27       $ 15.18      $ 13.32    $ 13.96    $ 12.76
OF PERIOD

INCOME FROM INVESTMENT
OPERATIONS

 NET INVESTMENT INCOME                    .16 B         .21 B, D     .22        .17        .08

 NET REALIZED AND                         (.57)         2.43         1.79       (.08)      1.37
UNREALIZED GAIN (LOSS)

 TOTAL FROM INVESTMENT                    (.41)         2.64         2.01       .09        1.45
OPERATIONS

LESS DISTRIBUTIONS

 FROM NET INVESTMENT                      (.11)         (.17)        (.15)      (.16)      (.10)
INCOME

 FROM NET REALIZED GAIN                   (1.16)        (.38)        -          (.57)      (.15)

 TOTAL DISTRIBUTIONS                      (1.27)        (.55)        (.15)      (.73)      (.25)

NET ASSET VALUE, END OF                  $ 15.59       $ 17.27      $ 15.18    $ 13.32    $ 13.96
PERIOD

TOTAL RETURN A                            (2.38)%       17.95%       15.25%     .95%       11.55%

RATIOS AND SUPPLEMENTAL
DATA

NET ASSETS, END OF PERIOD                $ 972,105     $ 1,161,191  $ 877,218  $ 659,045  $ 748,738
(000 OMITTED)

RATIO OF EXPENSES TO                      1.15%         1.18%        1.19%      1.17%      1.32%
AVERAGE NET ASSETS

RATIO OF EXPENSES TO                      1.12% C       1.16% C      1.18% C    1.16% C    1.32%
AVERAGE NET ASSETS AFTER
EXPENSE REDUCTIONS

RATIO OF NET INVESTMENT                   .91%          1.24%        1.71%      2.05%      1.40%
INCOME TO AVERAGE NET
ASSETS

PORTFOLIO TURNOVER RATE                   100%          85%          49%        70%        69%

A THE TOTAL RETURNS WOULD HAVE BEEN
LOWER HAD CERTAIN EXPENSES NOT BEEN
REDUCED DURING THE PERIODS SHOWN
(SEE NOTE 6 OF NOTES TO FINANCIAL
STATEMENTS).
B NET INVESTMENT INCOME PER SHARE HAS
BEEN CALCULATED BASED ON AVERAGE
SHARES OUTSTANDING DURING THE
PERIOD.
C FMR OR THE FUND HAS ENTERED INTO
VARYING ARRANGEMENTS WITH THIRD
PARTIES WHO EITHER PAID OR REDUCED A
PORTION OF THE FUND'S EXPENSES (SEE
NOTE 6 OF NOTES TO FINANCIAL
STATEMENTS).
D INVESTMENT INCOME PER SHARE REFLECTS
A SPECIAL DIVIDEND WHICH AMOUNTED TO
$.06 PER SHARE.


NOTES TO FINANCIAL STATEMENTS
FOR THE PERIOD ENDED OCTOBER 31, 1998


1. SIGNIFICANT ACCOUNTING POLICIES.
Fidelity International Growth & Income Fund, Fidelity Diversified International Fund, Fidelity International Value Fund, Fidelity Overseas Fund and Fidelity Worldwide Fund (the funds) are funds of Fidelity Investment Trust (the trust). The trust is registered under the Investment Company Act of 1940, as amended (the 1940 Act), as an open-end management investment company organized as a Massachusetts business trust. Each fund is authorized to issue an unlimited number of shares. The financial statements have been prepared in conformity with generally accepted accounting principles which require management to make certain estimates and assumptions at the date of the financial statements. The following summarizes the significant accounting policies of the funds:
SECURITY VALUATION. Securities for which quotations are readily available are valued at the last sale price, or if no sale price, at the closing bid price in the principal market in which such securities are normally traded. If trading or events occurring in other markets after the close of the principal market in which securities are traded are expected to materially affect the value of those securities, then they are valued at their fair value taking this trading or these events into account. Fair value is determined in good faith under consistently applied procedures under the general supervision of the Board of Trustees. Securities (including restricted securities) for which quotations are not readily available are valued primarily using dealer-supplied valuations or at their fair value. Short-term securities with remaining maturities of sixty days or less for which quotations are not readily available are valued at amortized cost or original cost plus accrued interest, both of which approximate current value. Equity securities that have reached the limit for aggregate foreign ownership may trade at a premium to the local share price. If the broker-quoted premium is not readily available as a result of limited share activity, the securities are valued at the last sale price of the local share in the principal market in which such securities are normally traded.
FOREIGN CURRENCY TRANSLATION. The accounting records of the funds are maintained in U.S. dollars. Investment securities and other assets and liabilities denominated in a foreign currency are translated into U.S. dollars at the prevailing rates of exchange at period end. Purchase and sales of securities, income receipts and expense payments are translated into U.S. dollars at the prevailing exchange rate on the respective dates of the transactions.
Net realized gains and losses on foreign currency transactions represent net gains and losses from sales and maturities of foreign currency contracts, disposition of foreign currencies, the difference between the amount of net investment income accrued and the U.S.
dollar amount actually received, and gains and losses between trade date and settlement on purchases and sales of securities. The effects of changes in foreign currency exchange rates on investments in securities are included with the net realized and unrealized gain or loss on investment securities.
INCOME TAXES. As a qualified regulated investment company under Subchapter M of the Internal Revenue Code, each fund is not subject to U.S. federal income taxes to the extent that it distributes substantially all of its taxable income for its fiscal year. Each fund may be subject to foreign taxes on income and gains on investments which are accrued based upon each fund's understanding of the tax rules and regulations that exist in the markets in which they invest. Each fund accrues such taxes as applicable. The schedules of investments include information regarding income taxes under the caption "Income Tax Information."
INVESTMENT INCOME. Dividend income is recorded on the ex-dividend date, except certain dividends from foreign securities where the ex-dividend date may have passed, are recorded as soon as the funds are informed of the ex-dividend date. Non-cash dividends included in dividend income, if any, are recorded at the fair market value of the securities received. Interest income, which includes accretion of original issue discount, is accrued as earned. Investment income is recorded net of foreign taxes withheld where recovery of such taxes is uncertain.
EXPENSES. Most expenses of the trust can be directly attributed to a fund. Expenses which cannot be directly attributed are apportioned among the funds in the trust.
DEFERRED TRUSTEE COMPENSATION. Under a Deferred Compensation Plan (the
Plan) non-interested Trustees must defer receipt of a portion of, and may elect to defer receipt of an additional portion of, their annual compensation. Deferred amounts are treated as though equivalent dollar amounts had been invested in shares of the fund or are invested in a cross-section of other Fidelity funds. Deferred amounts remain in the fund until distributed in accordance with the Plan.
DISTRIBUTIONS TO SHAREHOLDERS. Distributions are recorded on the ex-dividend date.
Income and capital gain distributions are determined in accordance with income tax regulations which may differ from generally accepted accounting principles. These differences, which may result in distribution reclassifications, are primarily due to differing treatments for futures transactions, foreign currency transactions, passive foreign investment companies (PFIC), market discount and losses deferred due to wash sales. Certain funds also utilized earnings and profits distributed to shareholders on redemption of shares as a part of the dividends paid deduction for income tax purposes.
Permanent book and tax basis differences relating to shareholder distributions will result in reclassifications to paid in capital. Undistributed net investment income and accumulated undistributed net realized gain (loss) on investments and foreign currency transactions may include temporary book and tax basis differences which will reverse in a subsequent period. Any taxable income or gain remaining at fiscal year end is distributed in the following year.
SECURITY TRANSACTIONS. Security transactions are accounted for as of trade date. Gains and losses on securities sold are determined on the basis of identified cost.
2. OPERATING POLICIES.
FOREIGN CURRENCY CONTRACTS. Certain funds use foreign currency contracts to facilitate transactions in foreign-denominated securities. Losses may arise from changes in the value of the foreign currency or if the counterparties do not perform under the contracts' terms. The U.S. dollar value of foreign currency contracts is determined using contractual currency exchange rates established at the time of each trade.
JOINT TRADING ACCOUNT. Pursuant to an Exemptive Order issued by the Securities and Exchange Commission (the SEC), the funds, along with other affiliated entities of Fidelity Management & Research Company
(FMR), may transfer uninvested cash balances into one or more joint trading accounts. These balances are invested in one or more repurchase agreements for U.S. Treasury or Federal Agency obligations. REPURCHASE AGREEMENTS. The underlying U.S. Treasury or Federal Agency securities are transferred to an account of the funds, or to the Joint Trading Account, at a bank custodian. The securities are marked-to-market daily and maintained at a value at least equal to the principal amount of the repurchase agreement (including accrued interest). FMR, the funds' investment adviser, is responsible for determining that the value of the underlying securities remains in accordance with the market value requirements stated above.
TAXABLE CENTRAL CASH FUND. Pursuant to an Exemptive Order issued by the SEC, the funds may invest in the Taxable Central Cash Fund (the Cash Fund) managed by Fidelity Investments Money Management, Inc., an affiliate of FMR. The Cash Fund is an open-end money market fund available only to investment companies and other accounts managed by FMR and its affiliates. The Cash Fund seeks preservation of capital, liquidity, and current income by investing in U.S. Treasury securities and repurchase agreements for these securities. Income distributions from the Cash Fund are declared daily and paid monthly from net interest income. Income distributions earned by the funds are recorded as interest income in the accompanying financial statements.
INTERFUND LENDING PROGRAM. Pursuant to an Exemptive Order issued by the SEC, the funds, along with other registered investment companies having management contracts with FMR, may participate in an interfund lending program. This program provides an alternative credit facility allowing the funds to borrow from, or lend money to, other participating funds. Information regarding each fund's participation in the program is included under the caption "Other Information" at the end of each applicable fund's schedule of investments.
FUTURES CONTRACTS. Certain funds may use futures contracts to manage their exposure to the stock market and to fluctuations in currency values. Buying futures tends to increase a fund's exposure to the underlying instrument, while selling futures tends to decrease a fund's exposure to the underlying instrument or hedge other fund investments. Futures contracts involve, to varying degrees, risk of loss in excess of the futures variation margin reflected in each applicable fund's Statement of Assets and Liabilities. The underlying face amount at value of any open futures contracts at period end is shown in each applicable fund's schedule of investments under the caption "Futures Contracts." This amount reflects each contract's exposure to the underlying instrument at period end. Losses may arise from changes in the value of the underlying instruments or if the counterparties do not perform under the contracts' terms. Gains (losses) are realized upon the expiration or closing of the futures contracts. Futures contracts are valued at the settlement price established each day by the board of trade or exchange on which they are traded.
RESTRICTED SECURITIES. Certain funds are permitted to invest in securities that are subject to legal or contractual restrictions on resale. These securities generally may be resold in transactions exempt from registration or to the public if the securities are registered. Disposal of these securities may involve time-consuming negotiations and expense, and prompt sale at an acceptable price may be difficult. Information regarding restricted securities is included under the caption "Other Information" at the end of each applicable fund's schedule of investments. At the end of the period, the funds had no investments in restricted securities (excluding 144A issues).
3. PURCHASES AND SALES OF INVESTMENTS.
Information regarding purchases and sales of securities (other than short-term securities), the market value of future contracts opened and closed, is included under the caption "Other Information" at the end of each applicable fund's schedule of investments.
4. FEES AND OTHER TRANSACTIONS WITH AFFILIATES.
MANAGEMENT FEE. As each fund's investment adviser, FMR receives a monthly basic fee that is calculated on the basis of a group fee rate plus a fixed individual fund fee rate applied to the average net assets of each fund. The group fee rate is the weighted average of a series of rates and is based on the monthly average net assets of all the mutual funds advised by FMR. The rates ranged from .2500% to
 .5200% for the period. The annual individual fund fee rate is .45%. In the event that these rates were lower than the contractual rates in effect during the period, FMR voluntarily implemented the above rates, as they resulted in the same or a lower management fee. The basic fee for Diversified International, International Value and Overseas is subject to a performance adjustment (up to a maximum of (plus/minus).20% of the fund's average net assets over the performance period) based on each fund's investment performance as compared to the appropriate index over a specified period of time. For the period, each fund's management fee was equivalent to annual rate expressed as a percentage of average net assets after the performance adjustment, if applicable:
International Value   .82%
Overseas  .90%
Diversified International  .83%
International Growth & Income, Worldwide .74%
4. FEES AND OTHER TRANSACTIONS WITH AFFILIATES - CONTINUED
SUB-ADVISER FEE. FMR, on behalf of the funds, entered into
sub-advisory agreements with Fidelity Management & Research (U.K.) Inc., Fidelity Management & Research (Far East) Inc., Fidelity International Investment Advisors (FIIA), and Fidelity Investments Japan Limited (FIJ). In addition, FIIA entered into a sub-advisory agreement with its subsidiary, Fidelity International Investment Advisors (U.K.) Limited (FIIA(U.K.)L). Under the sub-advisory arrangements, FMR may receive investment advice and research services and may grant the sub-advisers investment management authority to buy and sell securities. FMR pays its sub-advisers either a portion of its management fee or a fee based on costs incurred for these services. FIIA pays FIIA(U.K.)L a fee based on costs incurred for either service.
SALES LOAD. Fidelity Distributors Corporation (FDC), an affiliate of FMR, is the general distributor of the fund. Shares of International Growth & Income purchased prior to October 12, 1990, are subject to a 1% deferred sales charge upon redemption. For the period, FDC received no deferred sales charges for redemption of shares of International Growth & Income.
TRANSFER AGENT FEES. Fidelity Service Company, Inc. (FSC), an
affiliate of FMR, is the funds' transfer, dividend disbursing and shareholder servicing agent. FSC receives account fees and asset-based fees that vary according to account size and type of account. FSC pays for typesetting, printing and mailing of all shareholder reports, except proxy statements. For the period, each fund's transfer agent fee was equivalent to an annual rate expressed as a percentage of average net assets:
International Value   .23%
Overseas  .27%
Diversified International  .27%
International Growth & Income, Worldwide .28%
ACCOUNTING FEES. FSC maintains the fund's accounting records. The fee is based on the level of average net assets for the month plus out-of-pocket expenses.
BROKERAGE COMMISSIONS. Certain funds placed a portion of their portfolio transactions with brokerage firms which are affiliates of FMR. The commissions paid to these affiliated firms are shown under the caption "Other Information" at the end of each applicable fund's schedule of investments
5. BANK BORROWINGS.
Each fund is permitted to have bank borrowings for temporary or emergency purposes to fund shareholder redemptions. Each fund has established borrowing arrangements with certain banks. Under the most restrictive arrangement, each fund must pledge to the bank securities having a market value in excess of 220% of the total bank borrowings. The interest rate on the borrowings is the bank's base rate, as revised from time to time. Information regarding a fund's participation in the program is included under the caption "Other Information" at the end of each applicable fund's schedule of investments.
6. EXPENSE REDUCTIONS.
FMR has directed certain portfolio trades to brokers who paid a portion of the fund's expenses.
In addition, certain funds have entered into arrangements with their custodian and transfer agent whereby credits realized as a result of uninvested cash balances were used to reduce a portion of each applicable fund's expenses.
For the period, the reductions under these arrangements are shown under the caption "Other Information" on each applicable fund's Statement of Operations.
7. TRANSACTIONS WITH AFFILIATED COMPANIES.
An affiliated company is a company which the fund has ownership of at least 5% of the voting securities. Information regarding transactions with affiliated companies is included in "Other Information" at the end of each applicable fund's schedule of investments.
REPORT OF INDEPENDENT ACCOUNTANTS


To the Trustees of Fidelity Investment Trust and the Shareholders of:
Fidelity International Growth & Income Fund,
Fidelity Diversified International Fund,
Fidelity International Value Fund,
Fidelity Overseas Fund,
and Fidelity Worldwide Fund:
In our opinion, the accompanying statements of assets and liabilities, including the schedules of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Fidelity Investment Trust: Fidelity International Growth & Income Fund, Fidelity Diversified International Fund, Fidelity International Value Fund, Fidelity Overseas Fund, and Fidelity Worldwide Fund at October 31, 1998, and the results of their operations, the changes in their net assets and the financial highlights for the periods indicated, in conformity with generally accepted accounting principles. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Fidelity Investment Trust's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with generally accepted auditing standards which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at October 31, 1998 by correspondence with the custodian and brokers, provide a reasonable basis for the opinion expressed above.
/s/PricewaterhouseCoopers LLP
PricewaterhouseCoopers LLP
Boston, Massachusetts
December 14, 1998
DISTRIBUTIONS


The Board of Trustees of Fidelity Investment Trust voted to pay to shareholders of record at the opening of business on record date, the following distributions derived from capital gains realized from sales of portfolio securities, and dividends derived from net investment income:

FIDELITY INTERNATIONAL GROWTH & INCOME FUND
PAY DATE 12/8/97 12/7/98
RECORD DATE 12/5/97 12/4/98
DIVIDENDS $.37 $.09
SHORT-TERM
CAPITAL GAINS $.16 $ -
LONG-TERM
CAPITAL GAINS $.72 $.63
LONG-TERM
CAPITAL GAIN BREAKDOWN:
 28% rate 50.46%  -
 20% rate 49.54% 100%

FIDELITY DIVERSIFIED INTERNATIONAL FUND
PAY DATE 12/8/97 12/7/98
RECORD DATE 12/5/97 12/4/98
DIVIDENDS $.19 $.23
SHORT-TERM
CAPITAL GAINS $.24 $ -
LONG-TERM
CAPITAL GAINS $.17 $.47
LONG-TERM
CAPITAL GAIN BREAKDOWN:
 28% rate 65.38%  -
 20% rate 34.62% 100%

FIDELITY INTERNATIONAL VALUE FUND
PAY DATE 12/15/97 12/14/98
RECORD DATE 12/12/97 12/11/98
DIVIDENDS $.06 $.05
SHORT-TERM
CAPITAL GAINS $.15 $ -
LONG-TERM
CAPITAL GAINS $.13 $ -
LONG-TERM
CAPITAL GAIN BREAKDOWN:
 28% rate 57.54%  -
 20% rate 42.46% 100%

FIDELITY OVERSEAS FUND
PAY DATE 12/8/97 12/7/98
RECORD DATE 12/5/97 12/4/98
DIVIDENDS $.34 $.20
SHORT-TERM
CAPITAL GAINS $.45 $ -
LONG-TERM
CAPITAL GAINS $.89 $.51
LONG-TERM
CAPITAL GAIN BREAKDOWN:
 28% rate 58.52% -
 20% rate 41.48% 100%

FIDELITY WORLDWIDE FUND
PAY DATE 12/15/97 12/14/98
RECORD DATE 12/12/97 12/11/98
DIVIDENDS $.11 $.10
SHORT-TERM
CAPITAL GAINS $.38 $-
LONG-TERM
CAPITAL GAINS $.78 $.44
LONG-TERM
CAPITAL GAIN BREAKDOWN:
 28% rate 64.34% -
 20% rate 35.66% 100%
A percentage of the dividends distributed during the fiscal year for the following funds was derived from interest on U.S. Government securities which is generally exempt from state income tax:
International Growth & Income 6.65%
Diversified International  1.75%
International Value  2.75%
Overseas   2.48%
Worldwide   1.70%
A percentage of the dividends distributed during the fiscal year for the following funds qualifies for the dividends-received deduction for corporate shareholders:
International Growth & Income .42%
Diversified International  13.14%
International Value  19.82%
Overseas   .95%
Worldwide   6.3%
The amounts per share which represent income derived from sources within, and taxes paid to, foreign countries or possessions of the United States are as follows:
 PAY DATE INCOME TAXES
International Growth &
 Income 12/8/97 $.397 $.025
Diversified International 12/8/97 $.160 $.018
International Value 12/15/97 $.082 $.010
Overseas 12/8/97 $.368 $.044
Worldwide 12/15/97 $.169 $.016
The funds will notify shareholders in January 1999 of amounts for use in preparing 1998 income tax returns.


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INVESTMENT ADVISER
Fidelity Management & Research Company
Boston, MA
INVESTMENT SUB-ADVISERS
Fidelity Management & Research (U.K.) Inc.,
 London, England
Fidelity Management & Research (Far East) Inc.,
 Tokyo, Japan
Fidelity Investments Japan Ltd.
Fidelity International Investment Advisors
Fidelity International Investment Advisors
 (U.K.) Limited
OFFICERS
Edward C. Johnson 3d, PRESIDENT
Robert C. Pozen, SENIOR VICE PRESIDENT
Robert Lawrence, VICE PRESIDENT, DIVERSIFIED INTERNATIONAL FUND Richard Spillane Jr., VICE PRESIDENT, INTERNATIONAL GROWTH &
 INCOME FUND, INTERNATIONAL VALUE FUND, OVERSEAS FUND,
 WORLDWIDE FUND
Penelope A. Dobkin, VICE PRESIDENT, WORLDWIDE FUND
Gregory Fraser, VICE PRESIDENT, DIVERSIFIED INTERNATIONAL FUND Richard Mace Jr., VICE PRESIDENT, INTERNATIONAL VALUE FUND,
 OVERSEAS FUND
Eric D. Roiter, SECRETARY
Richard A. Silver, TREASURER
John H. Costello, ASSISTANT TREASURER
Leonard M. Rush, ASSISTANT TREASURER
BOARD OF TRUSTEES
Ralph F. Cox *
Phyllis Burke Davis *
Robert M. Gates *
Edward C. Johnson 3d
E. Bradley Jones *
Donald J. Kirk *
Peter S. Lynch
Marvin L. Mann *
William O. McCoy *
Gerald C. McDonough *
Robert C. Pozen
Thomas R. Williams *
ADVISORY BOARD
J. Gary Burkhead
GENERAL DISTRIBUTOR
Fidelity Distributors Corporation
Boston, MA
* INDEPENDENT TRUSTEES
TRANSFER AND SHAREHOLDER
SERVICING AGENT
Fidelity Service Company, Inc.
Boston, MA
CUSTODIAN
Chase Manhattan Bank, N.A.
New York, NY
FIDELITY'S INTERNATIONAL EQUITY FUNDS
Canada Fund
Diversified International Fund
Emerging Markets Fund
Europe Fund
Europe Capital Appreciation Fund
France Fund
Germany Fund
Global Balanced Fund
Hong Kong and China Fund
International Growth & Income Fund
International Value Fund
Japan Fund
Japan Small Companies Fund
Latin America Fund
Nordic Fund
Overseas Fund
Southeast Asia Fund
Pacific Basin Fund
United Kingdom Fund
Worldwide Fund
CORPORATE HEADQUARTERS
82 Devonshire Street
Boston, MA 02109
1-800-544-8888
THE FIDELITY TELEPHONE CONNECTION
MUTUAL FUND 24-HOUR SERVICE
Exchanges/Redemptions  1-800-544-7777
Account Assistance 1-800-544-6666
Product Information 1-800-544-8888
Retirement Accounts 1-800-544-4774
 (8 a.m. - 9 p.m.)
TDD Service 1-800-544-0118
 for the deaf and hearing impaired
 (9 a.m. - 9 p.m. Eastern time)
TouchTone Xpress (registered trademark)  1-800-544-5555
 AUTOMATED LINE FOR QUICKEST SERVICE


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(registered trademark)
P.O. Box 193
Boston, MA 02101